UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05962

Name of Registrant:	Vanguard Variable Insurance Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code:	(610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – December 31, 2017

Item 1: Reports to Shareholders

Vanguard®

Annual Report | December 31, 2017

Vanguard Variable Insurance Fund

Balanced Portfolio

Capital Growth Portfolio

Conservative Allocation Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

International Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

Money Market Portfolio

REIT Index Portfolio

Short-Term Investment-Grade Portfolio

Small Company Growth Portfolio

Total Bond Market Index Portfolio

Total Intl Stock Market Index Portfolio

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
A Message from Vanguard's Chairman	1
Market Perspective	3
Balanced Portfolio	4
Capital Growth Portfolio	31
Conservative Allocation Portfolio	45
Diversified Value Portfolio	57
Equity Income Portfolio	70
Equity Index Portfolio	86
Global Bond Index Portfolio
(with underlying Total Bond Market Index Portfolio)	102
Growth Portfolio	176
High Yield Bond Portfolio	193
International Portfolio	214
Mid-Cap Index Portfolio	233
Moderate Allocation Portfolio	247
Money Market Portfolio	259
REIT Index Portfolio	272
Short-Term Investment-Grade Portfolio	287
Small Company Growth Portfolio	329
Total Bond Market Index Portfolio	347
Total Intl Stock Market Index Portfolio	409
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)	421

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore.
You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

A Message from Vanguard’s Chairman

Dear Planholder,

Lately I’ve been asked a lot about my legacy. And candidly, that phrase bugs me—it isn’t my legacy. Vanguard’s success is a result of thousands of my colleagues committing to a clear mission: helping investors achieve their financial goals.

The reason the topic has come up is that on December 31, 2017, I officially stepped down as Vanguard’s CEO after almost a decade in that role. I’ll remain chairman for a period to be determined by the board of directors. Tim Buckley, who was previously Vanguard’s president and chief investment officer, was elected CEO. I can’t think of a better successor.

I’ve spent 32 years at Vanguard—almost my entire professional life—and during that time I’ve had the good fortune of working with smart, principled colleagues from across the world. I’ve learned from each of them.

In particular, I would like to thank Jack Bogle, our founder, who took a chance on me when I was a young business school graduate, and Jack Brennan, my predecessor as CEO, who constantly challenged me with new roles and responsibilities.

When you’re just starting out, there is nothing quite like getting votes of confidence from people you respect.

The short list

A milestone like this naturally brings about some reflection. With that in mind, here’s a tally—by no means exhaustive—of the accomplishments that we at Vanguard are proud of:

Low costs. Over the last decade, we cut our average asset-weighted expense ratio by about 50%.1 This isn’t a result of some contrived price war. Since its founding, Vanguard has emphasized the benefits of low-cost investing. As Jack Bogle once said: “The honest steward who charges least, wins most. But not for himself; for those investors who entrust their assets to his care. It is not all that complicated.”

Global diversification. Through our thought leadership and investment options, such as our target-date funds, Vanguard has encouraged clients to obtain exposure to international markets.

Global diversification isn’t just about helping to control risk—it can also be a way of expanding your set of opportunities and harnessing the potential of all markets.

I’ve been glad to see more and more clients embracing global diversification. I believe this trend will continue as Vanguard’s way of investing takes hold in international markets.

Affordable advice. In the wake of the 2008–2009 Global Financial Crisis, we began working on a new advice model. In 2015, we launched Vanguard Personal Advisor Services®, a hybrid advice offering that delivers value through a combination of a professional advisor and powerful digital technology at a competitive price.

Across the industry, we’ve seen the cost of providing advice coming down. Traditional advisors are embracing low-cost investments, and that, in turn, helps them reduce costs for their own clients. This is a trend that all of us at Vanguard would like to see continue.

Great people. I’ve interacted with hundreds of companies of all sizes and in all industries, and the one quality that sets Vanguard apart from most of them is our emphasis on people. It’s a testament to our culture that colleagues spend 15, 20, or, as in my case, more than 30 years of their professional lives here. Investors benefit because we have consistent, experienced fund management teams and a deep bench of talent that ensures that things go smoothly when it’s time for a transition.

We’ve done a great job attracting new talent, too. We made some notable additions to senior management in the last two years, and we’re continuously grooming our next generation of leaders.

Ready for what comes next

When I was contemplating coming to work at Vanguard, I sat down with my rowing coach at his home in Philadelphia. Over cheesesteaks, he told me that the most important thing was to work for a company that had the same values I held deeply. He was like a second father to me, so I trusted his judgment at a time when I wasn’t so sure about my own. Back then, I never could have anticipated the success Vanguard would have in the coming decades.

I’m no better at predicting the future now. Vanguard has enjoyed significant growth in the last few years, and that presents its own unique set of challenges and opportunities, such as the role we’re

1 Source: Vanguard calculation, based on data from Morningstar, Inc., as of December 31, 2016.

playing in advocating for better corporate governance among companies our funds invest in. And the asset management industry is confronting significant changes brought on by technology, shifting demographics, and new regulations.

Although the future is uncertain, I’m confident that Vanguard is well-prepared to tackle whatever comes its way. And one thing I’m sure of: There are big parts of the world that would be well-served by our way of investing.

It’s humbling to think about the impact the work we do at Vanguard has on clients who are trying to raise a family, buy a first home, save for college, or prepare for retirement. I’ve always tried to make decisions with investors’ best interests in mind. It has been a privilege working with people who hold to that same ideal.

Thank you for entrusting us with your assets.

Sincerely,

F. William McNabb III
Chairman
January 1, 2018

Market Perspective

U.S. stocks posted record highs as earnings and economy clicked

U.S. stocks generated robust results for the 12 months ended December 31, 2017, powered by rising corporate earnings, investors’ willingness to pay more for those earnings, and broad-based global economic expansion. For the ninth straight calendar year, U.S. stocks recorded gains when dividends are factored into returns. The Federal Reserve acknowledged the health of the economy, raising interest rates in December for the third time in 2017.

The broad U.S. stock market reached numerous record highs and finished the year up 21.13%. Stocks also benefited from the passage of tax-reform legislation and the possibility of less government regulation and more fiscal stimulus in the form of infrastructure spending.

Growth stocks widely exceeded their value counterparts, while large-capitalization stocks surpassed small-caps. Nine of the 11 industry sectors advanced. Information technology climbed about 37%, while materials, health care, industrials, and financials also rose more than 20%. Telecommunication services and energy were the only sectors to decline.

International stocks fared even better than their U.S. brethren, returning 27.11%—a result that was enhanced for U.S. investors by the dollar’s weakness against a number of foreign currencies. Investors were also attracted to international stocks’ relatively inexpensive valuations. Emerging-market stocks led those from the developed markets of Europe and the Pacific region, but gains were notable across the board.

Demand from investors helped boost bond prices

The Fed’s three interest rate increases in 2017 didn’t dissuade investors, who requested bonds even as stocks continued to surge. Inflation expectations were generally muted, which contributed to lower yields for longer-dated U.S. Treasuries and thus to higher bond prices. (Bond prices and yields move in opposite directions.) Bonds also drew support from various central banks’ accommodative monetary policies.

The broad U.S. bond market returned 3.54% for the period. Investment-grade corporate bonds outperformed Treasuries and mortgage-backed securities. The yield of the benchmark 10-year Treasury note dipped slightly, closing December at 2.41%, from 2.45% a year earlier.

International bonds (as measured by the Bloomberg Barclays Global Aggregate Index ex USD) returned 10.51%. U.S. investors benefited from the dollar’s weakening against many currencies. Without this currency impact, international bonds would have trailed U.S. bonds. The Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) returned 2.57%.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.69%	11.23%	15.71%
Russell 2000 Index (Small-caps)	14.65	9.96	14.12
Russell 3000 Index (Broad U.S. market)	21.13	11.12	15.58
FTSE All-World ex US Index (International)	27.11	8.27	7.19

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	3.54%	2.24%	2.10%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.45	2.98	3.02
Citigroup Three-Month U.S. Treasury Bill Index	0.84	0.37	0.23

CPI
Consumer Price Index	2.11%	1.64%	1.43%

Vanguard® Balanced Portfolio

Advisor’s Report

Vanguard Balanced Portfolio returned 14.72% for the 12 months ended December 31, 2017. The portfolio trailed the 15.76% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds) and the 15.70% average return of peer funds. The stock portfolio underperformed its respective benchmark, the Standard & Poor’s 500 Index, while the bond portfolio outperformed its respective benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment

Stock markets in the United States and abroad posted strong double-digit returns for the year. The S&P 500 Index returned 21.83%, the MSCI World Index returned 23.07%, and the MSCI EAFE Index returned 25.03%.

The news continued to be positive for the U.S. economy, including multiyear lows in unemployment and healthy housing market trends. Stock prices rose on the market’s anticipation that regulatory pressure would ease and that adoption of a new tax bill that lowers corporate taxes could boost earnings.

Large-capitalization growth stocks significantly outperformed large-cap value stocks, as measured by the Russell 1000 Growth Index (30.21%) and the Russell 1000 Value Index (13.66%); this served as a slight headwind to the portfolio, which historically has had a value tilt.

The broad fixed income markets rose over the 12 months, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 3.54%. The higher-quality credit market performed even better: The Bloomberg Barclays U.S. Credit A or Better Bond Index returned 5.18%. Over the course of 2017, the yield on the 10-year U.S. Treasury note was relatively unchanged, beginning at 2.45% and ending at 2.41%.

Our successes

In the stock portfolio, security selection aided overall relative performance. Selection was strongest in industrials (an underweight to General Electric and our positions in CSX and Caterpillar), energy (not owning Schlumberger and our underweight to Exxon Mobil), and utilities (a position in Next Era Energy and not owning PG&E).

In the fixed income portfolio, security selection within investment grade corporates, particularly among industrial and financial issuers, helped relative results. Our underweight allocation to, and selection within, noncorporate credit—particularly our underweight to supranational issuers—aided results. An out-of-benchmark allocation to asset-backed securities also helped, as did our yield-curve positioning.

Our shortfalls

In the stock portfolio, sector allocation detracted from relative results. Our underweight to information technology and an overweight to energy detracted most. We did not own many of the strongest-performing technology stocks in the benchmark, as they do not align with our investment philosophy and approach because of high valuations, lack of sufficient yield, or business models that are overly tied to product cycles and are sensitive to disruption. Not holding Facebook and NVIDIA, along with our underweight to Apple, detracted most from relative performance in information technology.

Although security selection had a positive impact overall, selection was weakest in health care (Merck and Cardinal Health) and financials (Synchrony Financial and Wells Fargo). Holdings in information technology and consumer discretionary (not owning Amazon) also detracted but had a lesser impact.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Balanced Portfolio	14.72%	7.55%
Composite Stock/Bond Index[1]	15.76	7.46
Variable Insurance Mixed-Asset Target Growth Funds Average[2]	15.70	5.44

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.23%	0.60%

1 Weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Balanced Portfolio’s expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Balanced Portfolio

Our avoidance of benchmark constituent Amazon was the largest relative detractor. Amazon’s shares surged on strong performance and rising expectations for both the company’s international expansion and its cloud business. We are concerned that Amazon is leveraging its business to increasingly complex end markets. In addition, the stock garners a high valuation and does not pay a dividend.

Positions in Anadarko Petroleum and Merck were among some of the other largest detractors from the equity portfolio’s relative performance.

On the fixed income side, the portfolio’s credit spread duration detracted. We are underweighted in corporates compared with our all-credit benchmark, as spreads tightened over the fiscal year. Our out-of-benchmark position in mortgage-backed securities, particularly agency mortgage pass-throughs, also detracted modestly from relative performance.

Portfolio positioning

We continue to rely on our process and philosophy as we construct the portfolio and adjust our positioning. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, companies in industries with improving supply and demand trends, and strong companies that are temporarily out of favor. We see our process as critical to providing downside protection and believe the current portfolio reflects an appropriate balance.

In the equity portfolio, our largest overweights at the end of the 12 months were in the financial, energy, utilities, and telecommunication services sectors. Our largest underweights were in consumer discretionary, information technology, real estate, and consumer staples—areas of the market in which we are challenged to find ideas that fit our investment style and valuation discipline. Where possible, we are investing in companies that are capitalizing on disruptive technologies and those that have declined because of the perception of competitive challenges where we think the companies can overcome the disruptive forces. As always, sector allocations are determined by our bottom-up analysis and are largely attributable to our view on companies’ valuations.

We added new positions in IBM, QUALCOMM, ConocoPhillips, and Kinder Morgan and eliminated positions in CSX, Royal Dutch Shell, Mondelez International, FedEx, and Canadian National Railway.

By raising short-term rates and by allowing its balance sheet to shrink, the Federal Reserve continues to lead the way in reversing nearly a decade of easy money. However, the combined balance sheet of all major central banks is still expanding, though at a gradual pace. Uncertainty remains as to how these policy measures will impact financial markets, and we could expect to see a rise in volatility.

In the United States, economic expansion has been fairly moderate for a while, both in terms of growth and inflation. Consumer spending has been robust, while investment spending should surprise on the upside, particularly now that tax cuts are coming in the next fiscal year. Manufacturers have cut inventories to sufficient levels which, combined with recent weakness in the U.S. dollar, should lead to a positive production story in the coming months.

Going into 2018, we maintained our slightly short duration posture in the bond portfolio. We anticipate a flatter yield curve as inflation expectations remain muted. Our overall positioning remains fairly unchanged from this time a year ago, though we have added more to corporate credit, reallocating from U.S. governments, agency mortgage-backed securities, and securitized names.

We continue to be disciplined in our application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of environments. We remain focused on companies with growth potential trading at value prices, above-average yield, and favorable supply and demand dynamics. We believe these qualities, as well as our focus on long-term investing, will serve the portfolio’s shareholders well over time.

Edward P. Bousa, CFA,
Senior Managing Director and
Equity Portfolio Manager

John C. Keogh,
Senior Managing Director and
Fixed Income Portfolio Manager

Loren L. Moran, CFA,
Managing Director and
Fixed Income Portfolio Manager

Michael E. Stack, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

January 24, 2018

Vanguard Balanced Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Balanced Portfolio	94,589,027	5,877,614	5,226,728	0	89.5%

Shareholders of the Balanced Portfolio did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Balanced Portfolio	27,148,814	8,452,116	70,092,440	0	25.7%

Vanguard Balanced Portfolio

Portfolio Profile
As of December 31, 2017

Total Portfolio Characteristics

Yield[1]			2.32%
Turnover Rate			28%
Expense Ratio[2]			0.23%
Short-Term Reserves			4.4%

Total Portfolio Volatility Measures[3]
Portfolio Versus			Portfolio Versus
Composite Index[4]			Broad Index[5]
R-Squared	0.96		0.94
Beta	1.01		0.64

Equity Characteristics
	Comparative		Broad
	Portfolio	Index[6]	Index[5]
Number of Stocks	102	505	3,775
Median Market Cap	$100.3B	$94.4B	$66.9B
Price/Earnings Ratio	20.0x	23.2x	22.8x
Price/Book Ratio	2.4x	3.2x	3.0x
Dividend Yield	2.4%	1.8%	1.7%
Return on Equity	14.9%	16.0%	15.1%
Earnings Growth Rate	4.6%	9.6%	9.9%
Foreign Holdings	10.8%	0.0%	0.0%

Fixed Income Characteristics
	Comparative		Broad
	Portfolio	Index[7]	Index[8]
Number of Bonds	854	3,240	9,706
Yield to Maturity	2.8%[9]	2.9%	2.7%
Average Coupon	3.4%	3.4%	3.1%
Average Effective Maturity	9.5 years	6.9 years	8.2 years
Average Duration	6.6 years	9.8 years	6.0 years

Ten Largest Stocks[10] (% of equity portfolio)

Microsoft Corp.	Systems Software	3.7%
JPMorgan Chase & Co.	Diversified Banks	3.2
Bank of America Corp.	Diversified Banks	3.1
Verizon Communications Inc.	Integrated Telecommunication Services	2.9
Intel Corp.	Semiconductors	2.9
Alphabet Inc. Class A	Internet Software & Services	2.8
Chevron Corp.	Integrated Oil & Gas	2.7
Comcast Corp. Class A	Cable & Satellite	2.2
Apple Inc.	Technology	2.1
Prudential Financial Inc.	Life & Health Insurance	2.1
Top Ten		27.7%
Top Ten as % of Total Net Assets		17.7%

Sector Diversification (% of equity portfolio)
	Comparative		Broad
	Portfolio	Index[6]	Index[5]
Consumer Discretionary 6.1%		12.5%	12.2%
Consumer Staples	7.2	7.3	8.2
Energy	8.3	5.8	6.1
Financials	24.4	15.2	14.8
Health Care	14.4	13.3	13.8
Industrials	10.9	10.9	10.2
Information Technology 17.8		22.8	23.8
Materials	2.5	3.4	3.0
Real Estate	1.3	3.9	2.9
Telecommunication
Services	2.9	1.9	2.1
Utilities	4.2	3.0	2.9

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 The expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Balanced Portfolio’s expense ratio was 0.23%.
3 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
4 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.
5 Dow Jones U.S. Total Stock Market Float Adjusted Index.
6 S&P 500 Index.
7 Bloomberg Barclays U.S. Credit A or Better Bond Index.
8 Bloomberg Barclays U.S. Aggregate Bond Index.
9 Before expenses.
10 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

U.S. Government	16.9%
Aaa	5.9
Aa	13.5
A	47.2
Baa	16.0
Cash	0.5

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	3.4%
Finance	26.7
Foreign	7.0
Industrial	32.1
Treasury	16.6
Utilities	8.2
Other	6.0

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investors Service.
2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	14.72%	10.91%	7.55%	$20,698
S&P 500 Index	21.83	15.79	8.50	22,603
Composite Stock/Bond Index[1]	15.76	11.24	7.46	20,537
Variable Insurance Mixed-Asset Target
Growth Funds Average[2]	15.70	9.04	5.44	16,991
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.16	15.52	8.66	22,948

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

Balanced Portfolio
Composite Stock/Bond Index

1 Weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (64.3%)
Consumer Discretionary (3.9%)
Comcast Corp. Class A	1,034,478	41,431
Ford Motor Co.	1,370,875	17,122
Twenty-First Century Fox
Inc. Class A	438,467	15,140
Lowe’s Cos. Inc.	124,710	11,591
CBS Corp. Class B	178,514	10,532
Hilton Worldwide
Holdings Inc.	125,721	10,040
Volkswagen AG
Preference Shares	26,712	5,306
L Brands Inc.	83,277	5,015
		116,177
Consumer Staples (4.6%)
PepsiCo Inc.	220,575	26,451
CVS Health Corp.	273,403	19,822
Unilever NV	352,050	19,821
Diageo plc	508,442	18,637
Philip Morris International
Inc.	160,395	16,946
Costco Wholesale Corp.	81,565	15,181
Walgreens Boots Alliance
Inc.	166,954	12,124
British American Tobacco
plc	101,215	6,842
		135,824
Energy (5.4%)
Chevron Corp.	405,718	50,792
TOTAL SA	479,164	26,450
Exxon Mobil Corp.	242,307	20,267
ConocoPhillips	311,820	17,116
Suncor Energy Inc.	465,345	17,085
Kinder Morgan Inc.	670,083	12,108
Hess Corp.	169,160	8,030
BP plc	880,656	6,178
		158,026
Financials (15.7%)
JPMorgan Chase & Co.	559,373	59,819
Bank of America Corp.	1,963,087	57,950
Prudential Financial Inc.	344,705	39,634
Chubb Ltd.	267,815	39,136
PNC Financial Services
Group Inc.	247,300	35,683
Citigroup Inc.	274,615	20,434
American International
Group Inc.	331,972	19,779
BlackRock Inc.	35,233	18,100
Mitsubishi UFJ Financial
Group Inc.	2,446,730	17,807
Northern Trust Corp.	177,040	17,685
Intercontinental Exchange
Inc.	242,805	17,132

			Market
			Value•
		Shares	($000)
	MetLife Inc.	300,503	15,193
	Marsh & McLennan Cos.
	Inc.	177,612	14,456
	Wells Fargo & Co.	234,800	14,245
	Goldman Sachs Group Inc.	51,551	13,133
	Bank of Nova Scotia	197,035	12,715
	BNP Paribas SA	144,051	10,716
	Hartford Financial Services
	Group Inc.	182,045	10,246
	UBS Group AG	441,300	8,116
	ING Groep NV	436,579	8,014
	Tokio Marine Holdings Inc.	136,670	6,216
	Zurich Insurance Group AG	15,677	4,766
*	Brighthouse Financial Inc.	22,715	1,332
			462,307
Health Care (9.2%)
	Bristol-Myers Squibb Co.	625,180	38,311
	AstraZeneca plc ADR	862,418	29,926
	Merck & Co. Inc.	508,053	28,588
	Johnson & Johnson	172,680	24,127
	Medtronic plc	286,820	23,161
	Pfizer Inc.	627,883	22,742
	UnitedHealth Group Inc.	100,520	22,161
	Eli Lilly & Co.	225,904	19,080
	Novartis AG	212,928	17,918
	Cardinal Health Inc.	228,295	13,988
	Abbott Laboratories	222,940	12,723
	McKesson Corp.	41,770	6,514
	Roche Holding AG	21,718	5,491
*	HCA Healthcare Inc.	39,623	3,480
*	Regeneron Pharmaceuticals
	Inc.	8,870	3,335
			271,545
Industrials (7.0%)
	United Parcel Service Inc.
	Class B	308,879	36,803
	Caterpillar Inc.	138,416	21,812
	Schneider Electric SE	186,840	15,840
^	ABB Ltd. ADR	579,612	15,545
	Honeywell International Inc.	96,294	14,768
	Eaton Corp. plc	159,000	12,563
	Lockheed Martin Corp.	38,550	12,376
	Canadian Pacific Railway
	Ltd.	67,371	12,313
	Union Pacific Corp.	90,822	12,179
	United Technologies Corp.	86,901	11,086
	Johnson Controls
	International plc	289,441	11,031
	Airbus SE	88,895	8,835
	BAE Systems plc	1,136,038	8,777
	Siemens AG	58,321	8,075
	General Electric Co.	269,970	4,711
			206,714

		Market
		Value•
	Shares	($000)
Information Technology (11.4%)
Microsoft Corp.	817,693	69,946
Intel Corp.	1,176,315	54,299
* Alphabet Inc. Class A	50,700	53,407
Apple Inc.	240,477	40,696
Cisco Systems Inc.	611,024	23,402
Accenture plc Class A	137,580	21,062
International Business
Machines Corp.	122,078	18,729
QUALCOMM Inc.	280,290	17,944
* eBay Inc.	379,175	14,310
Texas Instruments Inc.	135,476	14,149
HP Inc.	436,557	9,172
		337,116
Materials (1.6%)
International Paper Co.	279,380	16,187
* Linde AG- Tender Line	48,310	11,327
BHP Billiton plc	415,585	8,403
LyondellBasell Industries
NV Class A	56,705	6,256
DowDuPont Inc.	49,781	3,546
Linde AG	6,852	1,485
		47,204
Real Estate (0.9%)
American Tower Corp.	138,478	19,757
AvalonBay Communities
Inc.	15,915	2,839
Simon Property Group Inc.	16,274	2,795
		25,391
Telecommunication Services (1.9%)
Verizon Communications
Inc.	1,033,034	54,679

Utilities (2.7%)
NextEra Energy Inc.	235,525	36,787
Dominion Energy Inc.	274,680	22,266
Exelon Corp.	406,400	16,016
Iberdrola SA	468,955	3,630
		78,699
Total Common Stocks
(Cost $1,329,075)		1,893,682

Vanguard Balanced Portfolio

Face				Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.3%)
U.S. Government Securities (5.2%)
United States Treasury Note/Bond	0.875%	3/31/18	750	749
United States Treasury Note/Bond	0.750%	4/30/18	1,500	1,497
United States Treasury Note/Bond	1.000%	5/31/18	5,500	5,489
United States Treasury Note/Bond	0.750%	8/31/18	1,300	1,292
United States Treasury Note/Bond	1.375%	9/30/18	14,700	14,661
United States Treasury Note/Bond	0.750%	7/15/19	4,300	4,228
United States Treasury Note/Bond	1.250%	8/31/19	23,000	22,766
United States Treasury Note/Bond	1.750%	9/30/19	13,000	12,971
United States Treasury Note/Bond	1.375%	2/15/20	1,300	1,286
United States Treasury Note/Bond	1.375%	2/29/20	2,130	2,106
United States Treasury Note/Bond	1.625%	6/30/20	2,840	2,819
United States Treasury Note/Bond	1.500%	8/15/20	4,250	4,203
United States Treasury Note/Bond	1.250%	3/31/21	3,000	2,926
United States Treasury Note/Bond	1.375%	5/31/21	3,500	3,421
United States Treasury Note/Bond	2.000%	2/15/25	11,180	10,927
United States Treasury Note/Bond	2.000%	8/15/25	4,305	4,195
United States Treasury Note/Bond	2.375%	5/15/27	750	748
United States Treasury Note/Bond	2.250%	8/15/27	700	690
United States Treasury Note/Bond	2.250%	11/15/27	13,200	13,010
United States Treasury Note/Bond	2.875%	5/15/43	6,738	6,921
United States Treasury Note/Bond	3.375%	5/15/44	4,410	4,943
United States Treasury Note/Bond	3.125%	8/15/44	1,740	1,868
United States Treasury Note/Bond	2.500%	2/15/45	2,610	2,488
United States Treasury Note/Bond	2.875%	8/15/45	1,910	1,957
United States Treasury Note/Bond	2.500%	5/15/46	595	566
United States Treasury Note/Bond	2.250%	8/15/46	5,168	4,660
United States Treasury Note/Bond	2.875%	11/15/46	930	954
United States Treasury Note/Bond	3.000%	2/15/47	5,640	5,929
United States Treasury Note/Bond	3.000%	5/15/47	340	357
United States Treasury Note/Bond	2.750%	8/15/47	6,395	6,401
United States Treasury Note/Bond	2.750%	11/15/47	1,930	1,932
United States Treasury Strip Principal	0.000%	8/15/47	6,835	2,984
151,944
Conventional Mortgage-Backed Securities (0.0%)
[1,2] Freddie Mac Gold Pool	4.000%	9/1/41	6	6
[2] Ginnie Mae I Pool	7.000%	11/15/31–
		11/15/33	98	113
[2] Ginnie Mae I Pool	8.000%	9/15/30	52	55
				174
Nonconventional Mortgage-Backed Securities (0.1%)
[1,2] Fannie Mae REMICS	3.500%	4/25/31	245	253
[1,2] Fannie Mae REMICS	4.000%	9/25/29–
		5/25/31	470	491
[1,2] Freddie Mac REMICS	3.500%	3/15/31	145	150
[1,2] Freddie Mac REMICS	4.000%	12/15/30–
		4/15/31	2,688	2,847
				3,741
Total U.S. Government and Agency Obligations
(Cost $154,906) 155,859
Asset-Backed/Commercial Mortgage-Backed Securities (1.0%)
[3] American Tower Trust I	1.551%	3/15/18	380	380
[3] American Tower Trust I	3.070%	3/15/23	1,100	1,104
[2,3,4] Apidos CLO XVII	2.663%	4/17/26	1,295	1,300
[2,3,4] Ares XXIX CLO Ltd.	2.543%	4/17/26	1,195	1,201
[2,3,4] Atlas Senior Loan Fund VI Ltd.	2.609%	10/15/26	355	356
[2,3,4] Avery Point IV CLO Ltd.	2.467%	4/25/26	1,190	1,192
[3] Bank of Montreal	2.500%	1/11/22	1,700	1,697
[2,3,4] BlueMountain CLO 2014-1 Ltd.	2.638%	4/30/26	725	730
[2,3,4] Cent CLO 20 Ltd.	2.467%	1/25/26	1,295	1,299
[2,3,4] Cent CLO 21 Ltd.	2.584%	7/27/26	415	417
[2,3,4] Cent CLO 22 Ltd.	2.802%	11/7/26	930	932
[2,3,4] CIFC Funding 2014 Ltd.	2.404%	4/18/25	1,185	1,188
[2] COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	487
[3] DNB Boligkreditt AS	2.500%	3/28/22	1,315	1,307
[2,3,4] Dryden 31 Senior Loan Fund	2.434%	4/18/26	1,160	1,164
[2,3] Enterprise Fleet Financing LLC Series
2017-1	2.130%	7/20/22	210	210

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[2,3] GM Financial Consumer Automobile
2017-1	1.510%	3/16/20	532	531
[2] LB-UBS Commercial Mortgage Trust
2008-C1	6.319%	4/15/41	349	350
[2,3,4] Limerock CLO II Ltd.	2.654%	4/18/26	1,300	1,305
[2,3,4] Madison Park Funding XII Ltd.	2.623%	7/20/26	920	926
[2,3,4] Madison Park Funding XIII Ltd.	2.467%	1/19/25	745	748
[2,3] MMAF Equipment Finance LLC 2017-A	1.730%	5/18/20	214	214
[2,3] OneMain Direct Auto Receivables Trust
2017-2	2.310%	12/14/21	755	754
[2,3] OneMain Financial Issuance Trust
2016-2	4.100%	3/20/28	770	780
[2,3] OneMain Financial Issuance Trust
2017-1	2.370%	9/14/32	273	270
[2] Santander Drive Auto Receivables Trust
2014-2	2.330%	11/15/19	104	104
[3] SBA Tower Trust	2.898%	10/8/19	1,205	1,208
[2,3,4] Seneca Park CLO Ltd. 2014-1	2.473%	7/17/26	680	681
[2,3] SFAVE Commercial Mortgage
Securities Trust 2015-5AVE	4.144%	1/5/43	700	714
[2,3,4] Shackleton 2014-VI CLO	2.513%	7/17/26	660	663
[2,3] Springleaf Funding Trust	3.160%	11/15/24	1,375	1,380
[2,3] Springleaf Funding Trust 2015-B	3.480%	5/15/28	590	596
[2,3,4] Symphony CLO XIV Ltd.	2.639%	7/14/26	1,125	1,128
[2,3,4] Thacher Park CLO Ltd.	2.523%	10/20/26	505	507
[3] Toronto-Dominion Bank	2.500%	1/18/22	2,100	2,093
[2] Utility Debt Securitization Authority
Series 2013T	3.435%	12/15/25	210	216
[2,3,4] Voya CLO 2014-1 Ltd.	2.684%	4/18/26	525	527
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $30,616)				30,659
Corporate Bonds (20.9%)
Finance (8.3%)
Banking (6.7%)
American Express Co.	1.550%	5/22/18	1,635	1,633
American Express Credit Corp.	2.125%	7/27/18	1,235	1,237
American Express Credit Corp.	2.250%	8/15/19	800	800
American Express Credit Corp.	2.700%	3/3/22	1,505	1,510
Banco Santander SA	3.125%	2/23/23	800	795
Bank of America Corp.	6.875%	4/25/18	1,250	1,269
Bank of America Corp.	3.300%	1/11/23	120	123
[2] Bank of America Corp.	2.816%	7/21/23	1,645	1,642
[2,3] Bank of America Corp.	3.004%	12/20/23	3,408	3,410
Bank of America Corp.	4.000%	1/22/25	875	910
[2] Bank of America Corp.	3.593%	7/21/28	1,025	1,037
[2,3] Bank of America Corp.	3.419%	12/20/28	512	511
Bank of America Corp.	5.875%	2/7/42	260	341
Bank of America Corp.	5.000%	1/21/44	1,000	1,208
Bank of New York Mellon Corp.	2.150%	2/24/20	1,580	1,576
Bank of New York Mellon Corp.	2.200%	8/16/23	460	445
[4] Bank of New York Mellon Corp.	2.428%	10/30/23	1,145	1,176
Bank of New York Mellon Corp.	3.000%	2/24/25	720	717
Bank of Nova Scotia	2.050%	10/30/18	1,600	1,601
Bank of Nova Scotia	2.800%	7/21/21	750	756
[3] Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	1,390	1,390
[3] Banque Federative du Credit Mutuel SA	2.750%	10/15/20	1,200	1,206
Barclays Bank plc	5.140%	10/14/20	160	169
Barclays plc	3.684%	1/10/23	700	710
BB&T Corp.	2.750%	4/1/22	1,700	1,711
Bear Stearns Cos. LLC	7.250%	2/1/18	425	427
BNP Paribas SA	2.400%	12/12/18	1,300	1,303
[3] BNP Paribas SA	2.950%	5/23/22	620	622
BNP Paribas SA	3.250%	3/3/23	305	310
[3] BNP Paribas SA	3.800%	1/10/24	1,170	1,209
[3] BNP Paribas SA	3.500%	11/16/27	2,250	2,238
BPCE SA	2.500%	12/10/18	220	221
BPCE SA	2.500%	7/15/19	1,400	1,405
[3] BPCE SA	3.000%	5/22/22	255	255
BPCE SA	4.000%	4/15/24	775	819
[3] BPCE SA	5.150%	7/21/24	1,260	1,364

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	BPCE SA	3.500%	10/23/27	1,780	1,753
	Branch Banking & Trust Co.	2.625%	1/15/22	1,250	1,252
[4]	Canadian Imperial Bank of Commerce	2.320%	6/16/22	1,565	1,571
	Capital One Bank USA NA	2.150%	11/21/18	1,215	1,214
	Capital One Financial Corp.	4.750%	7/15/21	400	427
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,340
	Capital One Financial Corp.	3.200%	2/5/25	1,050	1,038
	Capital One Financial Corp.	4.200%	10/29/25	310	319
	Citigroup Inc.	1.750%	5/1/18	500	500
	Citigroup Inc.	2.500%	9/26/18	500	500
	Citigroup Inc.	2.550%	4/8/19	1,800	1,806
	Citigroup Inc.	2.500%	7/29/19	965	967
	Citigroup Inc.	2.400%	2/18/20	800	798
	Citigroup Inc.	4.500%	1/14/22	1,975	2,101
[2]	Citigroup Inc.	3.520%	10/27/28	1,975	1,981
	Citigroup Inc.	6.625%	6/15/32	2,000	2,545
	Citigroup Inc.	8.125%	7/15/39	101	161
	Compass Bank	2.750%	9/29/19	375	376
	Cooperatieve Rabobank UA	2.250%	1/14/19	1,350	1,352
[3]	Credit Agricole SA	2.500%	4/15/19	1,460	1,464
[3]	Credit Agricole SA	3.250%	10/4/24	840	833
	Credit Suisse AG	1.750%	1/29/18	840	840
	Credit Suisse AG	2.300%	5/28/19	2,845	2,850
	Credit Suisse AG	3.000%	10/29/21	735	743
	Credit Suisse AG	3.625%	9/9/24	250	258
[3]	Credit Suisse Group AG	3.574%	1/9/23	550	558
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	1,335	1,375
	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	1,595	1,624
[3]	Danske Bank A/S	2.000%	9/8/21	1,120	1,095
	Deutsche Bank AG	1.875%	2/13/18	195	195
	Deutsche Bank AG	2.500%	2/13/19	270	270
	Deutsche Bank AG	2.700%	7/13/20	660	657
	Deutsche Bank AG	4.250%	10/14/21	1,215	1,259
	Fifth Third Bank	2.875%	10/1/21	425	428
	Fifth Third Bank	3.850%	3/15/26	830	857
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,327
	Goldman Sachs Group Inc.	2.375%	1/22/18	555	555
	Goldman Sachs Group Inc.	5.375%	3/15/20	405	429
	Goldman Sachs Group Inc.	2.600%	4/23/20	170	170
	Goldman Sachs Group Inc.	6.000%	6/15/20	3,350	3,616
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	938
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	398
[2]	Goldman Sachs Group Inc.	2.876%	10/31/22	1,795	1,791
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,980	2,036
[2]	Goldman Sachs Group Inc.	3.272%	9/29/25	1,205	1,196
	Goldman Sachs Group Inc.	3.500%	11/16/26	2,000	2,005
	Goldman Sachs Group Inc.	3.850%	1/26/27	740	758
[2]	Goldman Sachs Group Inc.	3.691%	6/5/28	810	821
	Goldman Sachs Group Inc.	6.750%	10/1/37	835	1,118
	Goldman Sachs Group Inc.	4.750%	10/21/45	680	775
[3]	HSBC Bank plc	4.750%	1/19/21	1,700	1,807
	HSBC Holdings plc	3.400%	3/8/21	1,535	1,568
	HSBC Holdings plc	4.000%	3/30/22	2,395	2,504
	HSBC Holdings plc	3.600%	5/25/23	1,600	1,646
[2]	HSBC Holdings plc	4.041%	3/13/28	890	926
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,307
	HSBC Holdings plc	6.100%	1/14/42	375	515
	HSBC Holdings plc	5.250%	3/14/44	440	517
	HSBC USA Inc.	1.625%	1/16/18	1,005	1,005
	HSBC USA Inc.	2.350%	3/5/20	1,825	1,824
	HSBC USA Inc.	3.500%	6/23/24	620	636
	Huntington Bancshares Inc.	3.150%	3/14/21	800	813
	Huntington National Bank	2.200%	4/1/19	560	560
	Huntington National Bank	2.400%	4/1/20	1,160	1,158
[3]	ING Bank NV	1.800%	3/16/18	1,340	1,340
	ING Groep NV	3.150%	3/29/22	365	368
	ING Groep NV	3.950%	3/29/27	820	855
	JPMorgan Chase & Co.	6.300%	4/23/19	465	490
	JPMorgan Chase & Co.	4.950%	3/25/20	650	687

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	4.350%	8/15/21	4,862	5,148
	JPMorgan Chase & Co.	4.500%	1/24/22	495	528
	JPMorgan Chase & Co.	3.250%	9/23/22	970	989
	JPMorgan Chase & Co.	3.375%	5/1/23	875	890
	JPMorgan Chase & Co.	3.875%	2/1/24	800	838
	JPMorgan Chase & Co.	3.900%	7/15/25	2,270	2,370
	JPMorgan Chase & Co.	4.125%	12/15/26	765	807
	JPMorgan Chase & Co.	4.250%	10/1/27	2,295	2,433
	JPMorgan Chase & Co.	5.400%	1/6/42	750	941
[2]	JPMorgan Chase & Co.	3.964%	11/15/48	5,550	5,726
[3]	Macquarie Bank Ltd.	2.400%	1/21/20	330	329
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	495	493
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	680
	Morgan Stanley	1.875%	1/5/18	255	255
	Morgan Stanley	2.125%	4/25/18	1,375	1,376
	Morgan Stanley	2.500%	1/24/19	2,500	2,510
	Morgan Stanley	5.625%	9/23/19	645	680
	Morgan Stanley	5.750%	1/25/21	1,740	1,895
	Morgan Stanley	2.500%	4/21/21	1,175	1,172
	Morgan Stanley	2.625%	11/17/21	800	795
	Morgan Stanley	2.750%	5/19/22	1,710	1,700
	Morgan Stanley	3.700%	10/23/24	750	773
	Morgan Stanley	3.125%	7/27/26	1,345	1,327
	Morgan Stanley	6.250%	8/9/26	3,000	3,582
	Morgan Stanley	3.625%	1/20/27	1,250	1,275
	Morgan Stanley	4.300%	1/27/45	850	912
	National City Corp.	6.875%	5/15/19	1,000	1,061
[3]	Nationwide Building Society	2.350%	1/21/20	785	784
[3]	NBK SPC Ltd.	2.750%	5/30/22	1,530	1,505
	Northern Trust Corp.	3.450%	11/4/20	255	262
	PNC Bank NA	3.300%	10/30/24	460	470
	PNC Bank NA	2.950%	2/23/25	1,105	1,098
	PNC Bank NA	4.200%	11/1/25	255	273
	PNC Bank NA	3.100%	10/25/27	1,165	1,161
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	607
	Royal Bank of Canada	2.750%	2/1/22	1,195	1,206
	Santander Holdings USA Inc.	2.700%	5/24/19	800	801
	Santander Holdings USA Inc.	2.650%	4/17/20	580	579
[3]	Santander Holdings USA Inc.	3.700%	3/28/22	915	926
[3]	Santander Holdings USA Inc.	3.400%	1/18/23	605	603
[3]	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	1,600	1,602
[3]	Societe Generale SA	3.250%	1/12/22	1,515	1,527
[2]	State Street Corp.	2.653%	5/15/23	840	839
	SunTrust Bank	3.300%	5/15/26	340	336
	Svenska Handelsbanken AB	1.875%	9/7/21	1,050	1,025
	Synchrony Financial	3.000%	8/15/19	1,055	1,063
	Synchrony Financial	2.700%	2/3/20	1,605	1,608
	Toronto-Dominion Bank	2.500%	12/14/20	985	988
	UBS AG	1.800%	3/26/18	1,020	1,020
[3]	UBS AG	2.200%	6/8/20	750	745
[3]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	1,160	1,170
[3]	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	1,250	1,236
	US Bancorp	2.625%	1/24/22	1,305	1,312
	US Bancorp	3.700%	1/30/24	1,560	1,638
	Wachovia Corp.	7.500%	4/15/35	1,000	1,351
	Wells Fargo & Co.	2.150%	1/15/19	2,915	2,917
	Wells Fargo & Co.	3.000%	1/22/21	505	512
	Wells Fargo & Co.	3.500%	3/8/22	640	660
	Wells Fargo & Co.	3.069%	1/24/23	195	196
	Wells Fargo & Co.	3.450%	2/13/23	735	749
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,288
	Wells Fargo & Co.	3.000%	2/19/25	890	881
	Wells Fargo & Co.	3.550%	9/29/25	860	881
	Wells Fargo & Co.	3.000%	4/22/26	1,045	1,026
	Wells Fargo & Co.	4.100%	6/3/26	340	357
	Wells Fargo & Co.	3.000%	10/23/26	170	166
	Wells Fargo & Co.	5.606%	1/15/44	2,276	2,807
	Wells Fargo & Co.	4.900%	11/17/45	515	583
	Wells Fargo & Co.	4.750%	12/7/46	620	690

Vanguard Balanced Portfolio

Face					Market
Maturity				Amount	Value •
		Coupon	Date	($000)	($000)
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	323
	Charles Schwab Corp.	3.200%	3/2/27	545	548

	Finance Companies (0.4%)
	GE Capital International Funding Co.
	Unlimited Co.	2.342%	11/15/20	1,192	1,187
	GE Capital International Funding Co.
	Unlimited Co.	3.373%	11/15/25	3,460	3,515
	GE Capital International Funding Co.
	Unlimited Co.	4.418%	11/15/35	4,955	5,361

	Insurance (1.1%)
	Aetna Inc.	2.800%	6/15/23	680	668
[2,4] Allstate Corp.		3.351%	5/15/67	855	842
	Anthem Inc.	2.300%	7/15/18	375	375
	Anthem Inc.	3.125%	5/15/22	1,610	1,625
	Anthem Inc.	3.300%	1/15/23	1,100	1,117
	Anthem Inc.	4.650%	8/15/44	426	474
	Anthem Inc.	4.375%	12/1/47	270	287
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,050	1,057
	Berkshire Hathaway Inc.	3.125%	3/15/26	715	721
	Chubb INA Holdings Inc.	5.800%	3/15/18	1,295	1,305
	Chubb INA Holdings Inc.	2.300%	11/3/20	170	170
	Chubb INA Holdings Inc.	3.350%	5/15/24	555	570
	Chubb INA Holdings Inc.	4.350%	11/3/45	800	897
	Cigna Corp.	3.250%	4/15/25	880	874
	CNA Financial Corp.	3.950%	5/15/24	135	140
[3]	Five Corners Funding Trust	4.419%	11/15/23	210	225
[3]	Liberty Mutual Group Inc.	4.250%	6/15/23	360	378
	Loews Corp.	2.625%	5/15/23	440	434
[2,3] Massachusetts Mutual Life Insurance
	Co.	7.625%	11/15/23	2,000	2,386
	MetLife Inc.	3.600%	4/10/24	580	607
	MetLife Inc.	4.125%	8/13/42	145	153
	MetLife Inc.	4.875%	11/13/43	530	621
[3]	Metropolitan Life Global Funding I	1.500%	1/10/18	1,480	1,480
[3]	Metropolitan Life Global Funding I	1.875%	6/22/18	950	950
[3]	Metropolitan Life Global Funding I	2.650%	4/8/22	340	340
[3]	Metropolitan Life Global Funding I	3.450%	12/18/26	640	658
[3]	Metropolitan Life Global Funding I	3.000%	9/19/27	1,165	1,147
[3]	New York Life Global Funding	2.900%	1/17/24	810	813
[3]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,702
[3]	Northwestern Mutual Life Insurance
	Co.	3.850%	9/30/47	656	665
[3]	Teachers Insurance & Annuity Assn.
	of America	4.900%	9/15/44	375	430
[3]	Teachers Insurance & Annuity Assn.
	of America	4.270%	5/15/47	1,145	1,212
	UnitedHealth Group Inc.	6.000%	2/15/18	700	703
	UnitedHealth Group Inc.	3.875%	10/15/20	601	623
	UnitedHealth Group Inc.	2.875%	3/15/22	27	27
	UnitedHealth Group Inc.	2.875%	3/15/23	1,175	1,185
	UnitedHealth Group Inc.	3.100%	3/15/26	430	432
	UnitedHealth Group Inc.	4.625%	7/15/35	815	940
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,732
	UnitedHealth Group Inc.	4.750%	7/15/45	760	898

	Other Finance (0.0%)
[3]	LeasePlan Corp. NV	2.875%	1/22/19	970	970

	Real Estate Investment Trusts (0.1%)
	AvalonBay Communities Inc.	3.625%	10/1/20	520	534
	Boston Properties LP	3.125%	9/1/23	355	358
	Boston Properties LP	3.800%	2/1/24	45	47
	Realty Income Corp.	4.650%	8/1/23	640	690
	Simon Property Group LP	3.750%	2/1/24	90	94
	Simon Property Group LP	3.375%	10/1/24	275	281
[3]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	2.700%	9/17/19	1,330	1,338
244,864

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Industrial (10.0%)
	Basic Industry (0.0%)
	International Paper Co.	4.350%	8/15/48	800	836

	Capital Goods (0.7%)
[3]	BAE Systems Holdings Inc.	2.850%	12/15/20	160	161
[3]	BAE Systems Holdings Inc.	3.850%	12/15/25	1,085	1,120
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,360	1,354
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,226
	Caterpillar Inc.	2.600%	6/26/22	705	706
	Caterpillar Inc.	3.400%	5/15/24	810	839
	General Dynamics Corp.	3.875%	7/15/21	355	372
	General Electric Co.	4.625%	1/7/21	321	340
	General Electric Co.	5.300%	2/11/21	228	245
	General Electric Co.	3.150%	9/7/22	967	982
	General Electric Co.	2.700%	10/9/22	210	210
	General Electric Co.	3.100%	1/9/23	360	365
	General Electric Co.	4.500%	3/11/44	1,050	1,163
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,060
	Illinois Tool Works Inc.	3.500%	3/1/24	1,295	1,354
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,468
	John Deere Capital Corp.	1.700%	1/15/20	520	515
	Lockheed Martin Corp.	2.900%	3/1/25	610	607
	Lockheed Martin Corp.	4.500%	5/15/36	211	236
	Lockheed Martin Corp.	4.700%	5/15/46	520	604
	Parker-Hannifin Corp.	4.450%	11/21/44	450	501
[3]	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	1,050	1,059
[3]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	1,680	1,702
[3]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	901
	United Technologies Corp.	3.100%	6/1/22	535	545
	United Technologies Corp.	6.050%	6/1/36	675	866
	United Technologies Corp.	4.500%	6/1/42	325	359

	Communication (1.3%)
	21st Century Fox America Inc.	3.000%	9/15/22	245	248
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,900
	America Movil SAB de CV	6.125%	3/30/40	390	496
	American Tower Corp.	3.450%	9/15/21	1,125	1,147
	American Tower Corp.	5.000%	2/15/24	220	240
	AT&T Inc.	5.600%	5/15/18	1,000	1,013
	AT&T Inc.	5.200%	3/15/20	255	270
	AT&T Inc.	2.450%	6/30/20	225	225
	AT&T Inc.	4.600%	2/15/21	100	105
	AT&T Inc.	4.500%	3/9/48	602	564
	CBS Corp.	4.300%	2/15/21	675	705
	Comcast Corp.	3.600%	3/1/24	2,900	3,016
	Comcast Corp.	3.375%	2/15/25	70	72
	Comcast Corp.	2.350%	1/15/27	540	509
	Comcast Corp.	4.250%	1/15/33	1,032	1,121
	Comcast Corp.	4.200%	8/15/34	620	661
	Comcast Corp.	5.650%	6/15/35	110	137
	Comcast Corp.	4.400%	8/15/35	700	765
	Comcast Corp.	6.500%	11/15/35	115	155
	Comcast Corp.	6.400%	5/15/38	27	37
	Comcast Corp.	4.650%	7/15/42	1,290	1,454
	Comcast Corp.	4.500%	1/15/43	500	553
	Comcast Corp.	4.750%	3/1/44	525	599
	Comcast Corp.	4.600%	8/15/45	1,110	1,246
	Comcast Corp.	4.049%	11/1/52	127	130
[3]	Cox Communications Inc.	4.800%	2/1/35	1,540	1,545
[3]	Cox Communications Inc.	6.450%	12/1/36	45	53
[3]	Cox Communications Inc.	4.600%	8/15/47	125	126
	Discovery Communications LLC	5.625%	8/15/19	49	51
[3]	GTP Acquisition Partners I LLC	2.350%	6/15/20	580	574
[3]	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,525
	NBCUniversal Media LLC	4.375%	4/1/21	600	635
	NBCUniversal Media LLC	2.875%	1/15/23	240	242
	Orange SA	4.125%	9/14/21	1,740	1,841
	Orange SA	9.000%	3/1/31	530	797
[3]	SBA Tower Trust	3.168%	4/11/22	1,330	1,325
[3]	Sky plc	2.625%	9/16/19	975	975

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Sky plc	3.750%	9/16/24	1,435	1,491
	Time Warner Cable LLC	8.750%	2/14/19	25	27
	Time Warner Cable LLC	8.250%	4/1/19	364	389
	Time Warner Entertainment Co. LP	8.375%	3/15/23	95	115
	Time Warner Inc.	4.875%	3/15/20	700	735
	Time Warner Inc.	4.750%	3/29/21	350	372
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,070
	Verizon Communications Inc.	4.812%	3/15/39	2,406	2,517
	Verizon Communications Inc.	4.750%	11/1/41	290	296
	Verizon Communications Inc.	4.862%	8/21/46	1,151	1,200
	Verizon Communications Inc.	5.012%	4/15/49	1,133	1,188
	Walt Disney Co.	4.125%	6/1/44	560	603

	Consumer Cyclical (1.4%)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	1,065	1,105
	Alibaba Group Holding Ltd.	3.400%	12/6/27	1,750	1,749
	Amazon.com Inc.	2.500%	11/29/22	885	884
[3]	Amazon.com Inc.	2.800%	8/22/24	715	713
	Amazon.com Inc.	4.800%	12/5/34	995	1,161
	Amazon.com Inc.	4.950%	12/5/44	580	703
[3]	Amazon.com Inc.	4.250%	8/22/57	1,385	1,508
[3]	American Honda Finance Corp.	1.600%	2/16/18	810	810
	American Honda Finance Corp.	2.125%	10/10/18	1,110	1,111
	AutoZone Inc.	3.700%	4/15/22	1,371	1,410
	AutoZone Inc.	3.125%	7/15/23	600	603
[3]	BMW US Capital LLC	2.000%	4/11/21	585	576
[3]	BMW US Capital LLC	2.250%	9/15/23	2,500	2,429
[3]	BMW US Capital LLC	2.800%	4/11/26	151	147
	CVS Health Corp.	2.750%	12/1/22	965	949
	CVS Health Corp.	4.875%	7/20/35	315	347
	CVS Health Corp.	5.125%	7/20/45	1,310	1,504
[3]	Daimler Finance North America LLC	2.375%	8/1/18	900	902
[3]	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,576
[3]	Daimler Finance North America LLC	2.200%	5/5/20	470	467
[3]	Daimler Finance North America LLC	2.300%	2/12/21	945	937
[3]	Daimler Finance North America LLC	3.250%	8/1/24	160	163
	Ford Motor Co.	4.346%	12/8/26	1,225	1,277
	Ford Motor Credit Co. LLC	2.375%	3/12/19	900	900
	Ford Motor Credit Co. LLC	3.157%	8/4/20	710	718
	General Motors Financial Co. Inc.	3.950%	4/13/24	1,570	1,614
	Home Depot Inc.	2.250%	9/10/18	975	977
	Home Depot Inc.	2.700%	4/1/23	720	725
	Home Depot Inc.	4.400%	3/15/45	780	883
[3]	Hyundai Capital America	2.550%	4/3/20	790	783
	Lowe’s Cos. Inc.	3.100%	5/3/27	1,300	1,305
	Lowe’s Cos. Inc.	6.500%	3/15/29	334	429
	McDonald’s Corp.	2.625%	1/15/22	195	195
	McDonald’s Corp.	3.250%	6/10/24	140	143
	McDonald’s Corp.	4.875%	12/9/45	260	301
[3]	Nissan Motor Acceptance Corp.	1.800%	3/15/18	1,100	1,100
[3]	Nissan Motor Acceptance Corp.	2.650%	9/26/18	585	587
[3]	Volkswagen Group of America
	Finance LLC	2.450%	11/20/19	440	440
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	765
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,063
	Wal-Mart Stores Inc.	2.550%	4/11/23	1,250	1,254
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,790	3,797
	Wal-Mart Stores Inc.	3.625%	12/15/47	380	399

	Consumer Noncyclical (3.3%)
	Allergan Funding SCS	3.000%	3/12/20	985	992
	Allergan Funding SCS	3.450%	3/15/22	450	457
	Allergan Funding SCS	3.800%	3/15/25	1,125	1,141
	Allergan Funding SCS	4.550%	3/15/35	270	284
	Allergan Funding SCS	4.850%	6/15/44	450	482
	Altria Group Inc.	4.750%	5/5/21	590	632
	Altria Group Inc.	2.850%	8/9/22	455	457
	Altria Group Inc.	4.500%	5/2/43	245	265
	AmerisourceBergen Corp.	3.500%	11/15/21	1,310	1,340
	Amgen Inc.	3.875%	11/15/21	310	324
	Amgen Inc.	5.150%	11/15/41	945	1,130

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	2,000	2,045
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	1,805	1,862
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	3,990	4,477
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	2,640	3,056
	Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	400	418
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	3,780	3,747
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	520	507
	Ascension Health	3.945%	11/15/46	725	761
[2]	Ascension Health	4.847%	11/15/53	55	65
	AstraZeneca plc	1.950%	9/18/19	390	387
	AstraZeneca plc	2.375%	11/16/20	1,180	1,177
	AstraZeneca plc	6.450%	9/15/37	615	831
[3]	BAT International Finance plc	2.750%	6/15/20	550	552
[3]	BAT International Finance plc	3.250%	6/7/22	1,480	1,497
[3]	BAT International Finance plc	3.500%	6/15/22	235	240
[3]	Bayer US Finance LLC	2.375%	10/8/19	200	200
[3]	Bayer US Finance LLC	3.000%	10/8/21	1,980	1,998
	Biogen Inc.	2.900%	9/15/20	550	558
	Cardinal Health Inc.	2.400%	11/15/19	625	625
	Cardinal Health Inc.	3.200%	3/15/23	1,065	1,066
	Cardinal Health Inc.	3.079%	6/15/24	320	315
	Cardinal Health Inc.	3.500%	11/15/24	580	584
	Cardinal Health Inc.	4.500%	11/15/44	665	678
[3]	Cargill Inc.	4.307%	5/14/21	2,092	2,197
[3]	Cargill Inc.	6.875%	5/1/28	645	806
[3]	Cargill Inc.	4.760%	11/23/45	635	752
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	255	256
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	535	530
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	465	479
[2]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	496	479
	Celgene Corp.	2.250%	5/15/19	160	160
	Celgene Corp.	3.550%	8/15/22	475	488
	Coca-Cola Co.	3.300%	9/1/21	300	309
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	513
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	346	347
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	882
	Colgate-Palmolive Co.	7.600%	5/19/25	480	616
	Constellation Brands Inc.	2.700%	5/9/22	65	65
	Diageo Capital plc	2.625%	4/29/23	1,230	1,228
	Diageo Investment Corp.	2.875%	5/11/22	525	531
	Dignity Health California GO	2.637%	11/1/19	140	140
	Dignity Health California GO	3.812%	11/1/24	300	308
	Eli Lilly & Co.	3.700%	3/1/45	635	658
[3]	EMD Finance LLC	2.950%	3/19/22	605	608
[3]	Forest Laboratories Inc.	4.875%	2/15/21	268	282
	Gilead Sciences Inc.	2.550%	9/1/20	615	620
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,054
	Gilead Sciences Inc.	3.500%	2/1/25	560	577
	Gilead Sciences Inc.	4.500%	2/1/45	825	914
	Gilead Sciences Inc.	4.750%	3/1/46	195	224
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	385	389
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,425
[3]	Imperial Tobacco Finance plc	3.750%	7/21/22	1,680	1,731
[3]	Japan Tobacco Inc.	2.100%	7/23/18	545	546
	Kaiser Foundation Hospitals	3.500%	4/1/22	560	576
	Kaiser Foundation Hospitals	3.150%	5/1/27	490	490
	Kaiser Foundation Hospitals	4.875%	4/1/42	365	432
	Kraft Heinz Foods Co.	3.000%	6/1/26	530	510
	Kraft Heinz Foods Co.	5.000%	7/15/35	230	251
	Kraft Heinz Foods Co.	4.375%	6/1/46	1,710	1,694
	McKesson Corp.	2.700%	12/15/22	195	193
	McKesson Corp.	2.850%	3/15/23	190	189
	McKesson Corp.	3.796%	3/15/24	305	316
	McKesson Corp.	4.883%	3/15/44	718	772
	Medtronic Inc.	1.375%	4/1/18	225	225
	Medtronic Inc.	2.500%	3/15/20	935	940
	Medtronic Inc.	3.150%	3/15/22	1,690	1,731
	Medtronic Inc.	3.625%	3/15/24	270	282
	Medtronic Inc.	3.500%	3/15/25	2,196	2,282
	Medtronic Inc.	4.375%	3/15/35	249	280

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	310	328
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.200%	7/1/55	405	437
	Merck & Co. Inc.	2.350%	2/10/22	790	788
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,183
	Merck & Co. Inc.	2.750%	2/10/25	1,210	1,204
	Merck & Co. Inc.	4.150%	5/18/43	760	842
	Molson Coors Brewing Co.	3.500%	5/1/22	690	704
	Molson Coors Brewing Co.	5.000%	5/1/42	160	182
	New York & Presbyterian Hospital	4.024%	8/1/45	735	778
	Novartis Capital Corp.	3.400%	5/6/24	415	431
	Novartis Capital Corp.	4.400%	5/6/44	640	735
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	50	51
	PepsiCo Inc.	3.125%	11/1/20	330	338
	PepsiCo Inc.	2.750%	3/5/22	670	678
	PepsiCo Inc.	2.375%	10/6/26	1,945	1,846
	PepsiCo Inc.	4.000%	3/5/42	845	887
	PepsiCo Inc.	3.450%	10/6/46	1,215	1,180
	Pfizer Inc.	3.000%	6/15/23	755	770
	Pfizer Inc.	3.000%	12/15/26	1,200	1,208
	Philip Morris International Inc.	4.500%	3/26/20	250	262
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,077
	Philip Morris International Inc.	2.500%	8/22/22	575	569
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,138
	Philip Morris International Inc.	3.375%	8/11/25	424	433
	Philip Morris International Inc.	4.875%	11/15/43	145	166
[2]	Procter & Gamble - Esop	9.360%	1/1/21	746	826
	Providence St. Joseph Health
	Obligated Group	2.746%	10/1/26	490	474
[3]	Roche Holdings Inc.	2.875%	9/29/21	850	862
[3]	Roche Holdings Inc.	2.375%	1/28/27	1,650	1,562
	Sanofi	4.000%	3/29/21	1,130	1,189
[3]	Sigma Alimentos SA de CV	4.125%	5/2/26	510	515
	SSM Health Care Corp.	3.823%	6/1/27	1,000	1,032
	Teva Pharmaceutical Finance
	Netherlands III BV	2.800%	7/21/23	980	852
	The Kroger Co.	3.850%	8/1/23	270	281
	The Kroger Co.	4.000%	2/1/24	540	558
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	500	675
	Unilever Capital Corp.	4.250%	2/10/21	2,805	2,957

	Energy (1.3%)
[3]	BG Energy Capital plc	4.000%	10/15/21	555	582
	BP Capital Markets plc	4.750%	3/10/19	795	820
	BP Capital Markets plc	2.315%	2/13/20	160	160
	BP Capital Markets plc	4.500%	10/1/20	400	423
	BP Capital Markets plc	3.062%	3/17/22	1,100	1,123
	BP Capital Markets plc	3.245%	5/6/22	650	668
	BP Capital Markets plc	2.500%	11/6/22	500	497
	BP Capital Markets plc	3.994%	9/26/23	420	446
	BP Capital Markets plc	3.814%	2/10/24	1,700	1,789
	BP Capital Markets plc	3.506%	3/17/25	1,280	1,325
	Chevron Corp.	3.191%	6/24/23	1,235	1,266
	ConocoPhillips Co.	4.200%	3/15/21	293	307
	ConocoPhillips Co.	2.875%	11/15/21	321	323
	ConocoPhillips Co.	3.350%	11/15/24	1,040	1,069
	ConocoPhillips Co.	3.350%	5/15/25	245	251
	ConocoPhillips Co.	4.950%	3/15/26	115	131
	ConocoPhillips Co.	4.300%	11/15/44	1,570	1,712
	Devon Energy Corp.	3.250%	5/15/22	495	504
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	470	476
	EOG Resources Inc.	5.625%	6/1/19	425	444
	Exxon Mobil Corp.	2.222%	3/1/21	380	379
	Exxon Mobil Corp.	2.726%	3/1/23	320	322
	Exxon Mobil Corp.	3.043%	3/1/26	225	228
	Exxon Mobil Corp.	4.114%	3/1/46	320	356
	Halliburton Co.	3.500%	8/1/23	1,980	2,032
	Noble Energy Inc.	4.150%	12/15/21	425	443
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,169

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Occidental Petroleum Corp.	2.700%	2/15/23	250	249
	Occidental Petroleum Corp.	3.400%	4/15/26	790	810
[3]	Schlumberger Holdings Corp.	3.000%	12/21/20	800	809
[3]	Schlumberger Investment SA	2.400%	8/1/22	630	622
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,175
	Shell International Finance BV	4.375%	3/25/20	800	837
	Shell International Finance BV	2.250%	11/10/20	1,600	1,599
	Shell International Finance BV	4.125%	5/11/35	1,130	1,236
	Shell International Finance BV	5.500%	3/25/40	345	439
	Shell International Finance BV	4.375%	5/11/45	2,500	2,810
	Suncor Energy Inc.	5.950%	12/1/34	500	627
	Sunoco Logistics Partners Operations
	LP	4.400%	4/1/21	1,225	1,274
	Total Capital International SA	2.700%	1/25/23	885	886
	Total Capital International SA	3.750%	4/10/24	1,400	1,476
	Total Capital SA	2.125%	8/10/18	850	851
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,264
	TransCanada PipeLines Ltd.	4.875%	1/15/26	1,255	1,407

	Other Industrial (0.0%)
[2]	Johns Hopkins University Maryland GO	4.083%	7/1/53	690	743

	Technology (1.6%)
	Apple Inc.	2.850%	5/6/21	1,100	1,118
	Apple Inc.	3.000%	2/9/24	620	627
	Apple Inc.	3.450%	5/6/24	1,000	1,037
	Apple Inc.	2.850%	5/11/24	1,225	1,229
	Apple Inc.	2.750%	1/13/25	590	585
	Apple Inc.	3.250%	2/23/26	1,020	1,041
	Apple Inc.	2.450%	8/4/26	1,170	1,124
	Apple Inc.	3.350%	2/9/27	1,545	1,582
	Apple Inc.	3.200%	5/11/27	1,065	1,078
	Apple Inc.	2.900%	9/12/27	2,250	2,215
	Apple Inc.	3.850%	5/4/43	430	447
	Apple Inc.	4.450%	5/6/44	120	136
	Apple Inc.	3.850%	8/4/46	985	1,021
	Applied Materials Inc.	3.300%	4/1/27	875	888
[3]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.625%	1/15/24	760	756
	Cisco Systems Inc.	4.450%	1/15/20	605	632
	Cisco Systems Inc.	2.900%	3/4/21	320	325
	Cisco Systems Inc.	2.500%	9/20/26	431	418
	Intel Corp.	2.875%	5/11/24	800	805
	Intel Corp.	4.100%	5/19/46	1,360	1,486
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,808
	International Business Machines Corp.	5.875%	11/29/32	1,010	1,305
	Microsoft Corp.	2.375%	2/12/22	635	641
	Microsoft Corp.	3.625%	12/15/23	500	526
	Microsoft Corp.	2.875%	2/6/24	1,385	1,401
	Microsoft Corp.	2.700%	2/12/25	760	757
	Microsoft Corp.	3.125%	11/3/25	845	862
	Microsoft Corp.	2.400%	8/8/26	1,890	1,824
	Microsoft Corp.	3.500%	2/12/35	605	628
	Microsoft Corp.	3.450%	8/8/36	1,725	1,777
	Microsoft Corp.	4.100%	2/6/37	1,225	1,368
	Microsoft Corp.	4.450%	11/3/45	380	443
	Microsoft Corp.	3.700%	8/8/46	1,615	1,684
	Microsoft Corp.	4.250%	2/6/47	2,500	2,858
	Oracle Corp.	2.800%	7/8/21	375	381
	Oracle Corp.	2.500%	5/15/22	1,210	1,211
	Oracle Corp.	2.950%	11/15/24	2,190	2,206
	Oracle Corp.	2.950%	5/15/25	355	356
	Oracle Corp.	3.250%	11/15/27	3,065	3,110
	Oracle Corp.	4.000%	11/15/47	895	951
	QUALCOMM Inc.	2.600%	1/30/23	705	686
	QUALCOMM Inc.	2.900%	5/20/24	1,285	1,253

	Transportation (0.4%)
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	565	576
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,630	1,718
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	335	341

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	676	735
[3]	ERAC USA Finance LLC	2.350%	10/15/19	610	608
[3]	ERAC USA Finance LLC	4.500%	8/16/21	325	343
[3]	ERAC USA Finance LLC	3.300%	10/15/22	40	41
[3]	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,540
[2]	Federal Express Corp. 1998 Pass
	Through Trust	6.720%	1/15/22	794	847
	FedEx Corp.	2.700%	4/15/23	255	253
	FedEx Corp.	3.875%	8/1/42	120	118
	FedEx Corp.	4.100%	4/15/43	500	511
	FedEx Corp.	5.100%	1/15/44	340	393
	FedEx Corp.	4.550%	4/1/46	215	236
	Kansas City Southern	4.950%	8/15/45	480	545
[2]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	336	364
	United Parcel Service Inc.	2.450%	10/1/22	425	423
	United Parcel Service Inc.	4.875%	11/15/40	305	365
293,492
Utilities (2.6%)
	Electric (2.4%)
	Alabama Power Co.	5.200%	6/1/41	120	145
	Alabama Power Co.	4.100%	1/15/42	215	226
	Alabama Power Co.	3.750%	3/1/45	630	641
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,191
	Ameren Illinois Co.	3.700%	12/1/47	140	144
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,160	1,556
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,490	1,790
	Commonwealth Edison Co.	2.950%	8/15/27	645	637
	Commonwealth Edison Co.	4.350%	11/15/45	220	247
	Commonwealth Edison Co.	3.650%	6/15/46	175	177
	Connecticut Light & Power Co.	5.650%	5/1/18	465	471
	Consolidated Edison Co. of New York
	Inc.	4.500%	12/1/45	980	1,126
	Consolidated Edison Co. of New York
	Inc.	3.850%	6/15/46	76	79
	Consolidated Edison Co. of New York
	Inc.	4.625%	12/1/54	1,365	1,565
	Delmarva Power & Light Co.	3.500%	11/15/23	305	315
	Dominion Energy Inc.	2.962%	7/1/19	495	499
	Dominion Energy Inc.	5.200%	8/15/19	750	782
	Dominion Energy Inc.	2.579%	7/1/20	640	640
	Dominion Energy Inc.	3.625%	12/1/24	1,515	1,563
	DTE Energy Co.	3.800%	3/15/27	250	258
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	275
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	594
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,139
	Duke Energy Carolinas LLC	6.100%	6/1/37	391	515
	Duke Energy Carolinas LLC	3.700%	12/1/47	470	483
	Duke Energy Corp.	2.650%	9/1/26	315	301
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,396
	Duke Energy Corp.	3.750%	9/1/46	265	262
	Duke Energy Florida LLC	6.350%	9/15/37	200	278
	Duke Energy Progress LLC	6.300%	4/1/38	365	503
	Duke Energy Progress LLC	4.200%	8/15/45	1,920	2,108
	Entergy Louisiana LLC	3.120%	9/1/27	410	409
	Eversource Energy	4.500%	11/15/19	90	93
	Eversource Energy	2.900%	10/1/24	690	684
	Eversource Energy	3.150%	1/15/25	110	111
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,249
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,186
	Florida Power & Light Co.	5.950%	2/1/38	785	1,053
	Florida Power & Light Co.	5.690%	3/1/40	675	895
	Florida Power & Light Co.	3.700%	12/1/47	480	500
	Fortis Inc.	3.055%	10/4/26	1,195	1,153
	Georgia Power Co.	5.400%	6/1/18	1,165	1,181
	Georgia Power Co.	5.950%	2/1/39	218	277
	Georgia Power Co.	5.400%	6/1/40	1,163	1,398
	Georgia Power Co.	4.750%	9/1/40	168	186
	Georgia Power Co.	4.300%	3/15/42	565	606
[3]	Massachusetts Electric Co.	5.900%	11/15/39	585	759

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MidAmerican Energy Co.	4.250%	5/1/46	45	50
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,504
	National Rural Utilities Cooperative
	Finance Corp.	2.950%	2/7/24	415	417
	National Rural Utilities Cooperative
	Finance Corp.	2.850%	1/27/25	1,040	1,033
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	880	896
	Northern States Power Co.	6.250%	6/1/36	2,000	2,714
	Oglethorpe Power Corp.	5.950%	11/1/39	170	215
	Oglethorpe Power Corp.	4.550%	6/1/44	50	52
	Oglethorpe Power Corp.	4.250%	4/1/46	537	537
	Oglethorpe Power Corp.	5.250%	9/1/50	330	378
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	86
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	315
	Pacific Gas & Electric Co.	3.850%	11/15/23	450	467
	Pacific Gas & Electric Co.	3.750%	2/15/24	305	316
	Pacific Gas & Electric Co.	6.050%	3/1/34	385	482
	Pacific Gas & Electric Co.	5.800%	3/1/37	1,316	1,646
	Pacific Gas & Electric Co.	6.350%	2/15/38	80	106
	Pacific Gas & Electric Co.	6.250%	3/1/39	80	106
	Pacific Gas & Electric Co.	5.400%	1/15/40	1,900	2,295
	Pacific Gas & Electric Co.	5.125%	11/15/43	480	563
	Pacific Gas & Electric Co.	4.750%	2/15/44	70	78
	Pacific Gas & Electric Co.	4.300%	3/15/45	64	67
[3]	Pacific Gas & Electric Co.	3.950%	12/1/47	100	99
	PacifiCorp	6.250%	10/15/37	2,000	2,737
	PECO Energy Co.	5.350%	3/1/18	565	568
	Potomac Electric Power Co.	6.500%	11/15/37	750	1,043
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	1,914
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	719
	Sierra Pacific Power Co.	3.375%	8/15/23	850	870
	Sierra Pacific Power Co.	2.600%	5/1/26	221	213
	South Carolina Electric & Gas Co.	5.300%	5/15/33	20	23
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,260	1,567
	South Carolina Electric & Gas Co.	5.450%	2/1/41	45	53
	South Carolina Electric & Gas Co.	4.350%	2/1/42	181	190
	South Carolina Electric & Gas Co.	4.600%	6/15/43	202	219
	South Carolina Electric & Gas Co.	4.100%	6/15/46	425	433
	South Carolina Electric & Gas Co.	4.500%	6/1/64	73	76
	South Carolina Electric & Gas Co.	5.100%	6/1/65	715	815
	Southern California Edison Co.	2.400%	2/1/22	170	168
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,286
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,832
	Southern California Edison Co.	4.050%	3/15/42	432	464
	Southern California Edison Co.	3.900%	3/15/43	225	237
	Southern California Edison Co.	4.650%	10/1/43	365	427
	Southern California Edison Co.	3.600%	2/1/45	141	142
	Southern Co.	2.450%	9/1/18	225	226
	Southern Co.	2.950%	7/1/23	1,280	1,273
	Southwestern Public Service Co.	3.700%	8/15/47	102	104
	Virginia Electric & Power Co.	2.750%	3/15/23	690	689
	Virginia Electric & Power Co.	3.500%	3/15/27	435	449
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	880

	Natural Gas (0.2%)
[3]	Boston Gas Co.	3.150%	8/1/27	140	138
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	105	110
[3]	KeySpan Gas East Corp.	2.742%	8/15/26	670	650
	Nisource Finance Corp.	5.250%	2/15/43	390	470
	NiSource Finance Corp.	4.800%	2/15/44	1,355	1,538
	Sempra Energy	2.875%	10/1/22	750	745
	Sempra Energy	3.250%	6/15/27	1,095	1,085
	Southern California Gas Co.	2.600%	6/15/26	820	796

	Other Utility (0.0%)
	American Water Capital Corp.	2.950%	9/1/27	540	534
[3]	Infraestructura Energetica Nova
	SAB de CV	4.875%	1/14/48	455	438
					75,189
Total Corporate Bonds (Cost $586,739) 613,545

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Sovereign Bonds (2.2%)
[3]	CDP Financial Inc.	4.400%	11/25/19	1,000	1,040
[3]	Electricite de France SA	4.600%	1/27/20	1,200	1,252
[3]	Electricite de France SA	4.875%	1/22/44	50	55
[3]	Electricite de France SA	4.950%	10/13/45	400	454
[5]	European Investment Bank	1.375%	1/15/18	1,350	1,824
	Export-Import Bank of Korea	1.750%	5/26/19	2,000	1,978
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	2,000	2,570
[6]	Japan Bank for International
	Cooperation	2.250%	2/24/20	1,190	1,187
[6]	Japan Bank for International
	Cooperation	2.125%	6/1/20	882	877
[6]	Japan Bank for International
	Cooperation	2.125%	7/21/20	1,100	1,092
[7]	Japan Treasury Discount Bill	0.000%	1/10/18	350,000	3,106
[7]	Japan Treasury Discount Bill	0.000%	1/15/18	366,000	3,248
[7]	Japan Treasury Discount Bill	0.000%	1/22/18	250,000	2,219
[7]	Japan Treasury Discount Bill	0.000%	2/19/18	255,000	2,263
[7]	Japan Treasury Discount Bill	0.000%	3/12/18	20,350	181
[7]	Japan Treasury Discount Bill	0.000%	3/12/18	205,000	1,820
[7]	Japan Treasury Discount Bill	0.000%	3/19/18	59,650	530
[7]	Japan Treasury Discount Bill	0.000%	3/26/18	522,000	4,635
[8]	Kingdom of Belgium Treasury Bill	0.000%	1/11/18	2,406	2,887
[3]	Kingdom of Saudi Arabia	2.375%	10/26/21	850	829
[3]	Kingdom of Saudi Arabia	2.875%	3/4/23	1,340	1,318
	Korea Development Bank	2.875%	8/22/18	255	256
	Korea Development Bank	2.500%	3/11/20	2,000	1,983
[3]	Mexico City Airport Trust	5.500%	7/31/47	1,065	1,054
	Petroleos Mexicanos	5.500%	2/4/19	330	340
	Province of Ontario	2.500%	4/27/26	2,150	2,106
	Province of Quebec	2.500%	4/20/26	3,820	3,748
[3]	Sinopec Group Overseas
	Development 2015 Ltd.	2.500%	4/28/20	1,615	1,605
[3]	Sinopec Group Overseas
	Development 2015 Ltd.	3.250%	4/28/25	1,615	1,598
[3]	Sinopec Group Overseas
	Development 2017 Ltd.	3.000%	4/12/22	850	849
[3]	State Grid Overseas Investment
	2014 Ltd.	2.750%	5/7/19	1,305	1,308
[3]	State Grid Overseas Investment
	2016 Ltd.	2.750%	5/4/22	1,550	1,535
[3]	State Grid Overseas Investment
	2016 Ltd.	3.500%	5/4/27	775	778
[3]	State of Qatar	5.250%	1/20/20	1,665	1,748
[3]	State of Qatar	2.375%	6/2/21	1,590	1,560
	Statoil ASA	2.250%	11/8/19	580	580
	Statoil ASA	2.900%	11/8/20	1,410	1,430
	Statoil ASA	2.750%	11/10/21	850	859
	Statoil ASA	2.450%	1/17/23	382	379
	Statoil ASA	2.650%	1/15/24	360	358
	Statoil ASA	3.700%	3/1/24	640	672
	Statoil ASA	3.250%	11/10/24	795	816
[3]	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,116
[5]	United Kingdom Treasury Bill	0.000%	1/15/18	1,400	1,891
	United Mexican States	4.000%	10/2/23	342	358
	United Mexican States	4.750%	3/8/44	170	172
Total Sovereign Bonds (Cost $63,734)					64,464
Taxable Municipal Bonds (1.7%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	245	263
	Bay Area Toll Authority California
	Toll Bridge Revenue (San Francisco
	Bay Area)	6.263%	4/1/49	685	1,012
	Bay Area Toll Authority California
	Toll Bridge Revenue (San Francisco
	Bay Area)	7.043%	4/1/50	1,025	1,619

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	California GO	5.700%	11/1/21	265	296
	California GO	7.500%	4/1/34	155	230
	California GO	7.550%	4/1/39	1,170	1,841
	California GO	7.300%	10/1/39	300	448
	California GO	7.350%	11/1/39	2,000	3,001
	California GO	7.625%	3/1/40	160	250
	California GO	7.600%	11/1/40	850	1,357
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	280
	Chicago IL O’Hare International Airport
	Revenue	6.845%	1/1/38	530	574
	Chicago IL O’Hare International Airport
	Revenue	6.395%	1/1/40	425	593
	Chicago IL Transit Authority Sales Tax
	Receipts Revenue	6.200%	12/1/40	50	65
	Chicago IL Transit Authority Transfer
	Tax Receipts Revenue	6.899%	12/1/40	695	942
	Chicago IL Transit Authority Transfer
	Tax Receipts Revenue	6.899%	12/1/40	1,560	2,115
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	1,035
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	1,406	1,802
	Grand Parkway Transportation Corp.
	Texas System Toll Revenue	5.184%	10/1/42	1,015	1,242
	Houston TX GO	6.290%	3/1/32	560	661
	Illinois Finance Authority	4.545%	10/1/18	810	821
	Illinois GO	5.100%	6/1/33	1,235	1,233
	Illinois Toll Highway Authority
	Revenue	6.184%	1/1/34	750	973
[9]	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,348
	Los Angeles CA Community College
	District GO	6.750%	8/1/49	405	629
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	1,400	1,785
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	727
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	1,000	1,273
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	410	633
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	600	896
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.790%	6/15/41	115	124
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	80	111
	New York Metropolitan Transportation
	Authority Revenue	6.814%	11/15/40	150	214
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	7.336%	11/15/39	325	503
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	6.089%	11/15/40	445	595
	New York State Urban Development
	Corp. Revenue	2.100%	3/15/22	3,710	3,694
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	1,555	2,366
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	655	844
	Oregon GO	5.902%	8/1/38	490	622
[9]	Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,308
	Port Authority of New York & New
	Jersey Revenue	5.859%	12/1/24	325	387

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Port Authority of New York & New
	Jersey Revenue	6.040%	12/1/29	265	338
	Port Authority of New York & New
	Jersey Revenue	4.458%	10/1/62	1,175	1,357
	Port Authority of New York & New
	Jersey Revenue	4.810%	10/15/65	640	780
	Regents of the University of California
	Revenue	3.063%	7/1/25	1,280	1,294
	San Antonio TX Electric & Gas
	Systems Revenue	5.985%	2/1/39	305	411
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	295	418
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	765	1,076
	University of California Revenue	4.601%	5/15/31	590	656
	University of California Revenue	5.770%	5/15/43	1,010	1,321
	University of California Revenue	4.765%	5/15/44	145	157
	University of California Revenue	3.931%	5/15/45	570	592
Total Taxable Municipal Bonds (Cost $43,959)					51,112

				Shares
Temporary Cash Investments (4.5%)
Money Market Fund (0.0%)
[10,11] Vanguard Market Liquidity Fund		1.458%		30	3

				Face
Amount
				($000)
Repurchase Agreement (2.7%)
	RBS Securities, Inc.
	(Dated 12/29/17, Repurchase
	Value $79,012,000, collateralized
	by U.S. Treasury Note/Bond,
	0.625%, 4/30/18, with a value
	of $80,582,000)	1.350%	1/2/18	79,000	79,000

U.S. Government and Agency Obligations (0.2%)
[12]	Federal Home Loan Bank
	Discount Notes	1.262%	1/26/18	5,300	5,296

Commercial Paper (1.6%)
	Abbey National North	1.312%	1/8/18	4,000	3,999
[13]	Apple Inc.	1.493%	2/7/18	5,000	4,994
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.382%	1/12/18	5,000	4,998
[13]	Chevron Corp.	1.252%	1/10/18	5,000	4,998
[13]	DNB Bank ASA	1.292%	1/8/18	5,000	4,999
	Exxon Mobil Corp.	1.401%	1/8/18	5,000	4,999
[13]	John Deere Bank SA	1.392%–1.402%	1/18/18	5,000	4,997
[13]	KFW	1.292%	1/16/18	4,000	3,998
[13]	MetLife Short Term Funding LLC	1.302%	1/9/18	4,000	3,999
[13]	Toronto Dominion Bank	1.287%	1/2/18	5,000	5,000
					46,981
Total Temporary Cash Investments (Cost $131,277) 131,280
Total Investments (99.9%) (Cost $2,340,306) 2,940,601

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	159
Receivables for Investment Securities Sold	618
Receivables for Accrued Income	10,022
Receivables for Capital Shares Issued	568
Unrealized Appreciation—Forward Currency Contracts	36
Other Assets[11,14]	2,223
Total Other Assets	13,626
Liabilities
Payables for Investment Securities Purchased	(3,964)
Collateral for Securities on Loan	(582)
Payable to Investment Advisor	(365)
Payables for Capital Shares Redeemed	(3,828)
Payables to Vanguard	(2,960)
Variation Margin Payable—Futures Contracts	(51)
Unrealized Depreciation—Forward Currency Contracts	(93)
Other Liabilities	(16)
Total Liabilities	(11,859)
Net Assets (100%)
Applicable to 118,633,365 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 2,942,368
Net Asset Value Per Share	$24.80

Vanguard Balanced Portfolio

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,133,605
Undistributed Net Investment Income	64,880
Accumulated Net Realized Gains	143,532
Unrealized Appreciation (Depreciation)
Investment Securities	600,295
Futures Contracts	92
Forward Currency Contracts	(57)
Foreign Currencies	21
Net Assets	2,942,368

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $558,000.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2017, the aggregate value of these securities was $143,205,000, representing
4.9% of net assets.
4 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
5 Face amount denominated in British pounds.
6 Guaranteed by the Government of Japan.
7 Face amount denominated in Japanese yen.
8 Face amount denominated in euro.
9 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty
Municipal Corporation).
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11 Includes $582,000 of collateral received for securities on loan, of which $3,000 is held in
Vanguard Market Liquidity Fund and $579,000 is held in cash.
12 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
13 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2017, the aggregate value of these securities was
$32,985,000, representing 1.1% of net assets.
14 Cash of $359,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

Vanguard Balanced Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Short Futures Contracts
2-Year U.S. Treasury Note	March 2018	(61)	(13,061)	31
10-Year U.S. Treasury Note	March 2018	(81)	(10,048)	70
Ultra Long U.S. Treasury Bond	March 2018	(58)	(9,724)	(46)
5-Year U.S. Treasury Note	March 2018	(58)	(6,738)	37
				92

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	3/12/18	JPY	20,350	USD	180	1
Goldman Sachs International	3/26/18	USD	4,638	JPY	522,000	(16)
Citibank, N.A.	1/10/18	USD	3,111	JPY	350,000	3
Bank of America, N.A.	2/20/18	USD	2,259	JPY	255,000	(9)
Goldman Sachs International	1/22/18	USD	2,237	JPY	250,000	15
Citibank, N.A.	1/16/18	USD	2,122	JPY	238,000	8
Credit Suisse International	3/12/18	USD	1,835	JPY	205,000	9
Citibank, N.A.	1/16/18	USD	1,130	JPY	128,000	(7)
UBS AG	3/19/18	USD	531	JPY	59,650	(1)
Goldman Sachs International	3/12/18	USD	181	JPY	20,350	—
UBS AG	3/12/18	USD	182	JPY	20,350	—
J.P. Morgan Securities LLC	1/16/18	USD	1,881	GBP	1,400	(10)
Citibank, N.A.	1/16/18	USD	1,820	GBP	1,350	(4)
Barclays Bank plc	1/11/18	USD	1,538	EUR	1,301	(24)
UBS AG	1/11/18	USD	826	EUR	699	(13)
Goldman Sachs International	1/11/18	USD	478	EUR	406	(9)
						(57)
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Dividends[1]	45,227
Interest	28,320
Securities Lending—Net	239
Total Income	73,786
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,437
Performance Adjustment	(82)
The Vanguard Group—Note C
Management and Administrative	4,321
Marketing and Distribution	370
Custodian Fees	76
Auditing Fees	34
Shareholders’ Reports and Proxy	73
Trustees’ Fees and Expenses	4
Total Expenses	6,233
Net Investment Income	67,553
Realized Net Gain (Loss)
Investment Securities Sold 145,898
Futures Contracts	(554)
Foreign Currencies and Forward
Currency Contracts	16
Realized Net Gain (Loss)	145,360
Change in Unrealized Appreciation
(Depreciation)
Investment Securities 163,200
Futures Contracts	75
Foreign Currencies and Forward
Currency Contracts	(526)
Change in Unrealized Appreciation
(Depreciation)	162,749
Net Increase (Decrease) in Net Assets
Resulting from Operations	375,662
1 Dividends are net of foreign withholding taxes of $912,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,553	63,603
Realized Net Gain (Loss)	145,360	98,112
Change in Unrealized Appreciation (Depreciation)	162,749	90,108
Net Increase (Decrease) in Net Assets Resulting from Operations	375,662	251,823
Distributions
Net Investment Income	(62,751)	(59,178)
Realized Capital Gain[1]	(98,841)	(103,561)
Total Distributions	(161,592)	(162,739)
Capital Share Transactions
Issued	292,273	224,117
Issued in Lieu of Cash Distributions	161,592	162,739
Redeemed	(279,856)	(233,312)
Net Increase (Decrease) from Capital Share Transactions	174,009	153,544
Total Increase (Decrease)	388,079	242,628
Net Assets
Beginning of Period	2,554,289	2,311,661
End of Period[2]	2,942,368	2,554,289

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $8,278,000 and $1,336,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $64,880,000 and $59,640,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.03	$22.32	$23.99	$23.66	$20.70
Investment Operations
Net Investment Income	. 582[1]	.581	.576	.569	.540
Net Realized and Unrealized Gain (Loss)
on Investments	2.648	1.713	(.548)	1.613	3.450
Total from Investment Operations	3.230	2.294	.028	2.182	3.990
Distributions
Dividends from Net Investment Income	(.567)	(.576)	(.570)	(.555)	(.550)
Distributions from Realized Capital Gains	(.893)	(1.008)	(1.128)	(1.297)	(.480)
Total Distributions	(1.460)	(1.584)	(1.698)	(1.852)	(1.030)
Net Asset Value, End of Period	$24.80	$23.03	$22.32	$23.99	$23.66

Total Return	14.72%	11.01%	0.09%	9.84%	19.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,942	$2,554	$2,312	$2,334	$2,089
Ratio of Total Expenses to Average Net Assets[2]	0.23%	0.23%	0.23%	0.25%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.49%	2.66%	2.53%	2.50%	2.52%
Portfolio Turnover Rate[3]	28%	33%	45%	70%	31%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.00)%, (0.01)%, 0.00%, 0.00%, and 0.00%.
3 Includes 0%, 0%, 14%, 15%, and 19% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio’s average investments in long and short futures contracts represented less than 1% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency

Vanguard Balanced Portfolio

contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2017, the portfolio’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral

Vanguard Balanced Portfolio

cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

11. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the year ended December 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.05% of the portfolio’s average net assets before a decrease of $82,000 (0.00%) based on performance.

Vanguard Balanced Portfolio

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $159,000, representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,673,148	220,534	—
U.S. Government and Agency Obligations	—	155,859	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	30,659	—
Corporate Bonds	—	613,545	—
Sovereign Bonds	—	64,464	—
Taxable Municipal Bonds	—	51,112	—
Temporary Cash Investments	3	131,277	—
Futures Contracts—Liabilities[1]	(51)	—	—
Forward Currency Contracts—Assets	—	36	—
Forward Currency Contracts—Liabilities	—	(93)	—
Total	1,673,100	1,267,393	—
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Currency	Interest Rate
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Unrealized Appreciation—Forward Currency Contracts	36	—	36
Variation Margin Payable—Futures Contracts	—	(51)	(51)
Unrealized Depreciation—Forward Currency Contracts	(93)	—	(93)

Vanguard Balanced Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2017, were:
	Currency	Interest Rate
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	—	(554)	(554)
Forward Currency Contracts	(157)	—	(157)
Realized Net Gain (Loss) on Derivatives	(157)	(554)	(711)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	—	75	75
Forward Currency Contracts	(569)	—	(569)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(569)	75	(494)

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $81,016,000 of ordinary income and $130,703,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $2,340,862,000. Net unrealized appreciation of investment securities for tax purposes was $599,739,000, consisting of unrealized gains of $615,381,000 on securities that had risen in value since their purchase and $15,642,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2017, the portfolio purchased $564,352,000 of investment securities and sold $567,356,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $173,307,000 and $166,952,000, respectively.

H. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	12,418	10,171
Issued in Lieu of Cash Distributions	7,227	7,798
Redeemed	(11,942)	(10,616)
Net Increase (Decrease) in Shares Outstanding	7,703	7,353

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 82% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard
Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $90,563,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 40.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,080.60	$1.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	1.17

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard Balanced Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-
Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond
Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Balanced Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Balanced Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Balanced Portfolio.
Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Balanced Portfolio or the owners of the Balanced Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Balanced Portfolio. Investors acquire the Balanced Portfolio from
Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Balanced
Portfolio. The Balanced Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Balanced Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Balanced Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Balanced Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Balanced Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor
Barclays has any obligation or liability in connection with administration, marketing or trading of the Balanced Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Balanced Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Balanced
Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS
OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG
NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE
OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY
DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG
BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE BALANCED PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays
Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

Vanguard® Capital Growth Portfolio

Advisor’s Report

For the 12 months ended December 31, 2017, the Vanguard Capital Growth Portfolio returned 28.83%, ahead of the 21.83% total return of its benchmark, the unmanaged Standard & Poor’s 500 Index, and the 28.35% average total return of its variable insurance multi-capitalization growth fund competitors.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Relative to the S&P 500, sector allocation and stock selection added to returns. The portfolio’s information technology and industrials holdings added most to relative results. Underweight positions in consumer staples, energy, real estate, telecommunication services, and utilities also significantly aided relative performance. Unfavorable selection in consumer discretionary had a slightly negative impact.

Investment environment

The investment environment in 2017 was favorable for actively managed growth funds, in large part because of the outperformance of the so-called FAANG (Facebook, Amazon, Apple, Netflix, and Google) stocks, which are widely held among growth fund managers. A similar phenomenon occurred in 2015, only to reverse itself in 2016. Bank stocks and semiconductor and related equipment stocks also outperformed.

Equity markets worldwide performed strongly in 2017, supported by economic growth. This synchronized upswing received a good deal of attention in the financial press and was often cited as a rationale for further stock price appreciation. In the United States, real GDP growth picked up, exceeding 3% in each of the past two quarters, and the unemployment rate remained at a post-recession low of 4.1% at year-end.

In December, President Trump signed into law the Tax Cuts and Jobs Act of 2017, the most significant revision to the tax code in decades. The salient aspects for U.S. corporate profits are the reduction of the federal corporate tax rate from 35% to 21% beginning in 2018, the move to a territorial tax system, a deemed repatriation tax on accumulated foreign profits at favorable rates, a base erosion and anti-abuse tax (“BEAT”) targeting certain U.S.-domiciled multinational corporations, the immediate write-off of capital expenditures (through 2022, to be phased out by the end of 2026), and limitations on the deductibility of interest expense.

U.S. corporations with primarily domestic operations, such as financial institutions, retailers, and energy producers, are expected to benefit most from the new law. A host of public companies have responded by implementing wage increases, one-time bonuses, and enhanced benefits for their employees, indicating that only some of the tax savings associated with the new law will be passed along to shareholders.

Outlook for U.S. equities

We remain constructive on the outlook for U.S. equities. A host of economic indicators, including factory orders, small business optimism, consumer confidence, and CEO confidence, were at or near record levels at the end of 2017. While the current bull market ranks as one of the longest-running in U.S. stock market history, U.S. stocks trade for approximately 18.5x forward earnings per share, a reasonable valuation by historical standards. We believe this valuation compares favorably to bonds, with the 10-year U.S. Treasury note yielding about 2.4% as of the end of 2017. After holding flat at around $119 per share for three

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Capital Growth Portfolio	28.83%	11.26%
S&P 500 Index	21.83	8.50
Variable Insurance Multi-Cap Growth Funds Average[1]	28.35	7.13

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.36%	0.79%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Capital Growth
Portfolio’s expense ratio was 0.36%.The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Capital Growth Portfolio

consecutive years, S&P 500 operating earnings per share are expected to grow 10% in 2017 to $132 per share, with double-digit growth forecast for 2018. Ongoing earnings per share growth could support further S&P 500 stock price appreciation.

On the negative side, the Federal Reserve and European Central bank (ECB) are expected to tighten financial conditions in 2018. Three more Fed rate increases are projected for 2018, and it is planning to further reduce its balance sheet by increasing its net monthly bond sales from $10 billion in December 2017 to $50 billion in December 2018. The ECB is planning to reduce its net monthly bond purchases from $70 billion in December 2017 to $0 in December 2018.

As of the end of December 2017, the Fed, ECB, and Bank of Japan collectively held $14 trillion of bonds, up from less than $4 trillion prior to the 2007–2008 global financial crisis. In addition, stock market conditions have been exceedingly benign recently, with prices increasing virtually unabatedly amid historically low volatility.

Portfolio update

The portfolio remains heavily overweighted in information technology, health care, and industrial stocks; these sectors constitute 75% of average assets, compared with their 47% combined weighting in the S&P 500. The portfolio’s most significant underweights are in consumer staples, energy, real estate, and utilities, which collectively accounted for 1% of average assets, compared with 21% in the S&P 500. The portfolio is also significantly underweighted in financials, materials, and telecommunication services, which represented 9% of average assets, compared with 20% in the S&P 500.

Advisor perspectives

We are enthusiastic about the outlook for our health care portfolio, which appears attractively valued. In particular, our biopharmaceutical holdings currently trade at a discount to the S&P 500. Favorable demographics and rising living standards in emerging-market countries should result in above-average growth for health care products and services over the long term. In the near term, the Food and Drug Administration appears to be pursuing a more constructive agenda on the pace of new drug approvals, albeit with more focus on low-cost biologics.

The portfolio’s information technology holdings, particularly in semiconductor and related equipment, have added significantly to relative results over the past couple of years. Although IT stocks currently trade in line with the S&P 500, we believe that demand for semiconductors, software, and other technology products and services will continue to outpace demand for goods and services more broadly, as advances in automation and artificial intelligence add ever-greater value to an array of products and services.

Finally, we remain optimistic about the portfolio’s airline holdings, which continue to trade at valuation multiples well below average. Airfares in certain regional markets recently came under pressure as ultra-low-cost carriers attempted to gain market share from legacy players. We expect that legacy players will respond in a rational manner and that their competitive positions will be sustained. Recent data points indicate robust demand for air travel, particularly business travel, and improving industry-wide pricing trends.

Conclusion

As bottom-up stock pickers, we search for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices would seem to imply. Our approach often results in portfolios that bear little resemblance to market indices, creating the possibility for substantial deviations in relative performance. For example, our relative returns were significantly negative during the first half of calendar 2016, when the portfolio overweighted sectors and industries underperformed, and we expect to experience similar conditions in the future. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

January 24, 2018

Vanguard Capital Growth Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Capital Growth Portfolio	26,399,700	1,512,846	1,923,092	0	88.5%

Vanguard Capital Growth Portfolio

Portfolio Profile

As of December 31, 2017

Portfolio Characteristics

Comparative
	Portfolio	Index[1]
Number of Stocks	106	505
Median Market Cap	$86.4B	$94.4B
Price/Earnings Ratio	22.6x	23.2x
Price/Book Ratio	4.0x	3.2x
Yield[2]	1.1%	1.8%
Return on Equity	18.5%	16.0%
Earnings Growth Rate	14.4%	9.6%
Foreign Holdings	9.9%	0.0%
Turnover Rate	7%	—
Expense Ratio[3]	0.36%	—
Short-Term Reserves	10.8%	—

Volatility Measures
	Portfolio Versus
	Comparative Index[1]
R-Squared		0.88
Beta		1.00

Sector Diversification (% of portfolio)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	8.3%	12.2%
Consumer Staples	0.3	8.2
Energy	0.8	6.1
Financials	7.5	14.8
Health Care	22.6	13.8
Industrials	20.6	10.2
Information Technology	38.1	23.8
Materials	1.4	3.0
Real Estate	0.0	2.9
Telecommunication Services	0.4	2.1
Utilities	0.0	2.9

Ten Largest Holdings[4] (% of total net assets)

Alphabet Inc.	Internet Software
	& Services	4.5%
Biogen Inc.	Biotechnology	4.5
Adobe Systems Inc.	Application Software	4.1
Texas Instruments Inc.	Semiconductors	4.0
Eli Lilly & Co.	Pharmaceuticals	3.8
FedEx Corp.	Air Freight & Logistics 3.8
Microsoft Corp.	Systems Software	3.7
Southwest Airlines Co.	Airlines	3.6
Amgen Inc.	Biotechnology	3.2
Alibaba Group	Internet Software
Holding Ltd.	& Services	2.2
Top Ten		37.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 The expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Capital Growth Portfolio’s expense ratio was 0.36%.
4 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Capital Growth Portfolio	28.83%	19.17%	11.26%	$29,075
S&P 500 Index	21.83	15.79	8.50	22,603
Variable Insurance Multi-Cap Growth
Funds Average[1]	28.35	14.66	7.13	19,905

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

Capital Growth Portfolio
S&P 500 Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (92.7%)
Consumer Discretionary (7.7%)
Sony Corp. ADR	394,800	17,746
Ross Stores Inc.	187,800	15,071
L Brands Inc.	238,300	14,350
TJX Cos. Inc.	151,300	11,568
Carnival Corp.	140,800	9,345
Walt Disney Co.	85,100	9,149
Mattel Inc.	547,000	8,413
Royal Caribbean Cruises
Ltd.	62,800	7,491
Whirlpool Corp.	31,500	5,312
* Amazon.com Inc.	4,400	5,146
Comcast Corp. Class A	43,900	1,758
Marriott International Inc.
Class A	11,100	1,507
VF Corp.	13,500	999
* Charter Communications
Inc. Class A	2,900	974
		108,829
Consumer Staples (0.2%)
CVS Health Corp.	30,200	2,190
Tyson Foods Inc. Class A	16,100	1,305
		3,495
Energy (0.8%)
EOG Resources Inc.	43,200	4,662
Schlumberger Ltd.	45,700	3,080
*,^ Transocean Ltd.	169,200	1,807
Noble Energy Inc.	49,700	1,448
		10,997
Financials (7.0%)
JPMorgan Chase & Co.	253,800	27,141
Charles Schwab Corp.	414,600	21,298
Wells Fargo & Co.	256,100	15,538
Marsh & McLennan Cos.
Inc.	138,400	11,264
Discover Financial Services	57,800	4,446
US Bancorp	81,300	4,356
Progressive Corp.	73,700	4,151
Bank of America Corp.	123,800	3,654
Citigroup Inc.	41,900	3,118
CME Group Inc.	20,400	2,979
American Express Co.	7,800	775
		98,720
Health Care (20.9%)
* Biogen Inc.	199,700	63,619
Eli Lilly & Co.	643,200	54,325
Amgen Inc.	256,671	44,635
Roche Holding AG	103,800	26,246
Novartis AG ADR	290,850	24,420
AstraZeneca plc ADR	524,700	18,207
* Boston Scientific Corp.	653,302	16,195

			Market
			Value•
		Shares	($000)
	Thermo Fisher Scientific
	Inc.	58,700	11,146
	Medtronic plc	117,200	9,464
	Abbott Laboratories	134,400	7,670
*	Bioverativ Inc.	78,100	4,211
*	BioMarin Pharmaceutical
	Inc.	33,500	2,987
	Johnson & Johnson	19,100	2,669
	Bristol-Myers Squibb Co.	41,800	2,562
	Merck & Co. Inc.	36,200	2,037
	Agilent Technologies Inc.	26,500	1,775
	Sanofi ADR	36,800	1,582
	AbbVie Inc.	14,000	1,354
	GlaxoSmithKline plc ADR	25,100	890
			295,994
Industrials (19.1%)
	FedEx Corp.	215,700	53,826
	Southwest Airlines Co.	767,450	50,230
	Airbus SE	253,800	25,225
	American Airlines Group
	Inc.	467,400	24,319
	Caterpillar Inc.	123,800	19,508
*	United Continental
	Holdings Inc.	247,000	16,648
	Delta Air Lines Inc.	263,000	14,728
	Deere & Co.	73,200	11,456
	Siemens AG	77,300	10,703
	Honeywell International Inc.	48,400	7,423
	Alaska Air Group Inc.	100,700	7,402
	Union Pacific Corp.	44,600	5,981
	Boeing Co.	20,200	5,957
	United Parcel Service Inc.
	Class B	47,850	5,701
	CSX Corp.	60,900	3,350
	Textron Inc.	53,100	3,005
	Rockwell Collins Inc.	15,900	2,156
	Pentair plc	28,300	1,999
	United Technologies Corp.	11,200	1,429
			271,046
Information Technology (35.3%)
*	Adobe Systems Inc.	329,800	57,794
	Texas Instruments Inc.	543,500	56,763
	Microsoft Corp.	618,300	52,889
*	Alphabet Inc. Class C	30,570	31,989
*	Alphabet Inc. Class A	30,100	31,707
*	Alibaba Group Holding
	Ltd. ADR	181,300	31,262
	NVIDIA Corp.	158,650	30,699
*	Micron Technology Inc.	705,800	29,023
	NetApp Inc.	304,200	16,828
	KLA-Tencor Corp.	143,600	15,088
	HP Inc.	717,150	15,067
	Hewlett Packard
	Enterprise Co.	1,000,050	14,361

			Market
			Value•
		Shares	($000)
	Cisco Systems Inc.	328,900	12,597
	Intuit Inc.	75,400	11,897
	QUALCOMM Inc.	183,900	11,773
	Intel Corp.	229,600	10,598
	Activision Blizzard Inc.	127,400	8,067
^	Telefonaktiebolaget LM
	Ericsson ADR	1,191,000	7,956
	Visa Inc. Class A	67,300	7,674
	Oracle Corp.	123,000	5,816
	Analog Devices Inc.	63,600	5,662
	DXC Technology Co.	57,461	5,453
	Corning Inc.	127,350	4,074
	Plantronics Inc.	71,650	3,610
	Micro Focus International
	plc ADR	87,593	2,942
	Mastercard Inc. Class A	18,900	2,861
*	PayPal Holdings Inc.	31,700	2,334
*	Dell Technologies Inc.
	Class V	28,474	2,314
*	BlackBerry Ltd.	195,800	2,187
	Apple Inc.	12,500	2,115
*	Altaba Inc.	26,600	1,858
*	eBay Inc.	46,800	1,766
	Entegris Inc.	46,900	1,428
*	salesforce.com Inc.	12,700	1,298
			499,750
Materials (1.3%)
	Monsanto Co.	131,000	15,298
	Praxair Inc.	20,500	3,171
			18,469
Telecommunication Services (0.4%)
	AT&T Inc.	138,308	5,377
Total Common Stocks (Cost $754,564)			1,312,677
Temporary Cash Investment (11.2%)
Money Market Fund (11.2%)
[1,2] Vanguard Market
	Liquidity Fund, 1.458%
	(Cost $158,996)	1,589,694	158,986
Total Investments (103.9%)
(Cost $913,560)			1,471,663
Other Assets and Liabilities (-3.9%)
Other Assets			6,504
Liabilities[2]			(62,133)
			(55,629)
Net Assets (100%)
Applicable to 40,325,002 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,416,034
Net Asset Value Per Share			$35.12

Vanguard Capital Growth Portfolio

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding
Segregated Securities)	1,312,677
Affiliated Vanguard Funds	158,986
Total Investments in Securities	1,471,663
Investment in Vanguard	75
Receivables for Investment Securities Sold 1,399
Receivables for Accrued Income	1,435
Receivables for Capital Shares Issued	3,525
Other Assets	70
Total Assets	1,478,167
Liabilities
Payables for Investment Securities
Purchased	54,617
Collateral for Securities on Loan	521
Payables to Investment Advisor	496
Payables for Capital Shares Redeemed	5,494
Payables to Vanguard	1,005
Total Liabilities	62,133
Net Assets	1,416,034

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $502,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $521,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	804,126
Undistributed Net Investment Income	12,244
Accumulated Net Realized Gains	41,550
Unrealized Appreciation (Depreciation)
Investment Securities	558,103
Foreign Currencies	11
Net Assets	1,416,034

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Dividends[1]	16,387
Interest [2]	1,059
Securities Lending—Net	20
Total Income	17,466
Expenses
Investment Advisory Fees—Note B	1,724
The Vanguard Group—Note C
Management and Administrative	2,159
Marketing and Distribution	159
Custodian Fees	18
Auditing Fees	34
Shareholders’ Reports and Proxy	35
Trustees’ Fees and Expenses	2
Total Expenses	4,131
Net Investment Income	13,335
Realized Net Gain (Loss)
Investment Securities Sold [2]	41,558
Foreign Currencies	(35)
Realized Net Gain (Loss)	41,523
Change in Unrealized Appreciation
(Depreciation)
Investment Securities [2]	233,108
Foreign Currencies	41
Change in Unrealized Appreciation
(Depreciation)	233,149
Net Increase (Decrease) in Net Assets
Resulting from Operations	288,007

1 Dividends are net of foreign withholding taxes of $318,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,059,000, $6,000, and ($9,000), respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,335	12,711
Realized Net Gain (Loss)	41,523	28,126
Change in Unrealized Appreciation (Depreciation)	233,149	52,045
Net Increase (Decrease) in Net Assets Resulting from Operations	288,007	92,882
Distributions
Net Investment Income	(12,763)	(10,670)
Realized Capital Gain[1]	(28,049)	(23,420)
Total Distributions	(40,812)	(34,090)
Capital Share Transactions
Issued	288,075	117,049
Issued in Lieu of Cash Distributions	40,812	34,090
Redeemed	(124,031)	(139,777)
Net Increase (Decrease) from Capital Share Transactions	204,856	11,362
Total Increase (Decrease)	452,051	70,154
Net Assets
Beginning of Period	963,983	893,829
End of Period[2]	1,416,034	963,983

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $540,000 and $168,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,244,000 and $11,707,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.36	$26.64	$27.15	$23.60	$17.68
Investment Operations
Net Investment Income	. 366[1]	.374	.310	.304	.219
Net Realized and Unrealized Gain (Loss)
on Investments	7.580	2.362	.391	3.945	6.421
Total from Investment Operations	7.946	2.736	.701	4.249	6.640
Distributions
Dividends from Net Investment Income	(.371)	(.318)	(.301)	(.218)	(.250)
Distributions from Realized Capital Gains	(.815)	(.698)	(.910)	(.481)	(.470)
Total Distributions	(1.186)	(1.016)	(1.211)	(.699)	(.720)
Net Asset Value, End of Period	$35.12	$28.36	$26.64	$27.15	$23.60

Total Return	28.83%	10.84%	2.62%	18.43%	38.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,416	$964	$894	$829	$631
Ratio of Total Expenses to Average Net Assets	0.36%	0.36%	0.36%	0.40%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.16%	1.44%	1.21%	1.31%	1.13%
Portfolio Turnover Rate	7%	5%	5%	11%	7%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Vanguard Capital Growth Portfolio

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2017, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $75,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,250,503	62,174	—
Temporary Cash Investments	158,986	—	—
Total	1,409,489	62,174	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $13,531,000 of ordinary income and $41,129,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $913,560,000. Net unrealized appreciation of investment securities for tax purposes was $558,103,000, consisting of unrealized gains of $574,737,000 on securities that had risen in value since their purchase and $16,634,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2017, the portfolio purchased $208,187,000 of investment securities and sold $75,724,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	8,903	4,457
Issued in Lieu of Cash Distributions	1,388	1,382
Redeemed	(3,962)	(5,391)
Net Increase (Decrease) in Shares Outstanding	6,329	448

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 60% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Capital Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard Capital
Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $27,508,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 97.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,128.90	$1.93
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard Capital Growth Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-
Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Conservative Allocation Portfolio

For the 12 months ended December 31, 2017, the Conservative Allocation Portfolio returned 10.89%, in line with the 10.95% return of its composite benchmark index and ahead of the 8.97% average return of its peers.

The table below shows the returns of your portfolio and its comparative standards for the past year. For additional perspective, we also present their annualized returns since the portfolio’s inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund (VVIF) are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Bond prices increased as demand stayed firm

The Conservative Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of VVIF portfolios and Vanguard index funds.

It targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: VVIF Total Bond Market Index Portfolio (42%), VVIF Equity Index Portfolio (20%), Vanguard Total International Bond Index Fund (18%), Vanguard Total International Stock Index Fund (16%), and Vanguard Extended Market Index Fund (4%).

The Total Bond Market Index Portfolio, which includes most of the U.S. bond market, returned 3.57%. U.S. bond prices mostly increased and yields declined, especially for longer-dated U.S. Treasuries. Inflation expectations were low, and investor interest in bonds remained strong. Returns were positive in 9 of the period’s 12 months, declining only in March, September, and November.

The yield of the benchmark 10-year Treasury note slid a bit, to 2.41% from 2.45% a year earlier. Investment-grade corporate bonds outpaced Treasuries and mortgage-backed securities.

Vanguard Total International Bond Index Fund returned 2.41%. Bonds from the developed markets of Europe generally led those from the Pacific region. By maturity, results were mixed, and lower-quality bonds generally outpaced those of higher quality.

Stocks of all sizes powered forward

In the U.S. equity markets, large-capitalization stocks surpassed their small-cap counterparts, and growth stocks exceeded value. The Equity Index Portfolio, which focuses on large-caps, returned 21%; the Extended Market Index Fund, which concentrates on mid- and small-cap stocks, returned about 18%.

Ten of the 11 industry sectors posted positive results for the year. Technology added the most to returns; financials, industrials, health care, and consumer services also contributed significantly. Only oil and gas stocks failed to post gains.

Vanguard International Stock Fund returned about 27% as the weaker dollar boosted international stock results. Without the currency impact, returns would have been lower. Emerging markets returned about 31%, the developed markets of the Pacific region more than 28%, and the developed markets of Europe nearly 27%.

Total Returns
		October 19, 2011[1]
		through
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Conservative Allocation Portfolio	10.89%	7.14%
Conservative Allocation Composite Index [2]	10.95	7.30
Variable Insurance Mixed-Asset Target Allocation
Conservative Funds Average [3]	8.97	5.70

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Conservative
	and Expenses[4]	Funds Average[5]
Conservative Allocation Portfolio	0.16%	0.43%

1 Portfolio inception.
2 Weighted 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and
12% FTSE Global All Cap ex-US Index as of June 3, 2013. Previously, the composite was weighted 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI
ACWI ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 This figure—drawn from the prospectus dated September 7, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the
“acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2017, the acquired fund fees and expenses were 0.14%.
5 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Conservative Allocation Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Conservative Allocation Portfolio	9,475,648	1,073,251	474,975	0	86.0%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Conservative Allocation Portfolio	10,017,946	828,685	177,243	0	90.9%

Vanguard Conservative Allocation Portfolio

Portfolio Profile
As of December 31, 2017
Total Portfolio Characteristics

Yield[1]	2.23%
Acquired Fund Fees and Expenses[2]	0.16%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	42.2%
Vanguard Variable Insurance Fund
Equity Index Portfolio	19.7
Vanguard Total International Stock
Index Fund Admiral Shares	16.0
Vanguard Total International Bond
Index Fund Admiral Shares	17.9
Vanguard Extended Market Index Fund
Admiral Shares	4.2

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated September 7, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds
(the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31,
2017, the acquired fund fees and expenses were 0.14%.

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Since Inception[1]	Investment
Conservative Allocation Portfolio	10.89%	6.55%	7.14%	$15,336
Conservative Allocation Composite Index[2]	10.95	6.74	7.30	15,480
Variable Insurance Mixed-Asset Target
Conservative Funds Average[3]	8.97	4.93	5.70	14,100
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.16	15.52	15.96	25,051

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2017

Conservative Allocation Portfolio
Conservative Allocation Composite Index[2]

1 October 19, 2011.
2 Weighted 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and
12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI
ACWI ex USA IMI Index through June 2, 2013.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Conservative Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (23.9%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	1,466,487	60,375
Vanguard Extended Market Index Fund Admiral Shares	152,578	12,933
		73,308
International Stock Fund (16.0%)
Vanguard Total International Stock Market Index Fund Admiral Shares	1,600,372	48,843
U.S. Bond Fund (42.2%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	10,910,819	129,293
International Bond Fund (17.9%)
Vanguard Total International Bond Index Fund Admiral Shares	2,520,982	54,705
Total Investment Companies (Cost $289,252)		306,149
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 1.458% (Cost $208)	2,085	209
Total Investments (100.1%) (Cost $289,460)		306,358
Other Assets and Liabilities (-0.1%)
Other Assets		299
Liabilities		(468)
		(169)
Net Assets (100%)
Applicable to 11,850,947 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		306,189
Net Asset Value Per Share		$25.84

		Amount
		($000)
Statement of Assets and Liabilites
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		306,358
Receivables for Capital Shares Issued		298
Receivables for Accrued Income		1
Total Assets		306,657
Liabilities
Payables for Investment Securities Purchased		454
Payables for Capital Shares Redeemed		14
Total Liabilities		468
Net Assets		306,189

At December 31, 2017, net assets consisted of:
		Amount
		($000)
Paid-in Capital		276,232
Undistributed Net Investment Income		6,254
Accumulated Net Realized Gains		6,805
Unrealized Appreciation (Depreciation)		16,898
Net Assets		306,189

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	6,406
Net Investment Income—Note B	6,406
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	2,191
Affiliated Investment Securities Sold	4,617
Realized Net Gain (Loss)	6,808
Change in Unrealized Appreciation
(Depreciation) from Affiliated Funds	14,279
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,493

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,406	4,891
Realized Net Gain (Loss)	6,808	4,451
Change in Unrealized Appreciation (Depreciation)	14,279	3,600
Net Increase (Decrease) in Net Assets Resulting from Operations	27,493	12,942
Distributions
Net Investment Income	(4,999)	(3,584)
Realized Capital Gain[1]	(4,437)	(4,192)
Total Distributions	(9,436)	(7,776)
Capital Share Transactions
Issued	73,598	52,473
Issued in Lieu of Cash Distributions	9,437	7,776
Redeemed	(27,654)	(31,770)
Net Increase (Decrease) from Capital Share Transactions	55,381	28,479
Total Increase (Decrease)	73,438	33,645
Net Assets
Beginning of Period	232,751	199,106
End of Period[2]	306,189	232,751

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $719,000 and $370,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,254,000 and $4,847,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Conservative Allocation Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.22	$23.72	$24.44	$23.86	$22.27
Investment Operations
Net Investment Income[1]	.592	.527	.470	.495	.514
Capital Gain Distributions Received[1]	.203	.128	.201	.130	.252
Net Realized and Unrealized Gain (Loss)
on Investments	1.769	.728	(.611)	.971	1.229
Total from Investment Operations	2.564	1.383	.060	1.596	1.995
Distributions
Dividends from Net Investment Income	(.500)	(.407)	(.387)	(.386)	(.215)
Distributions from Realized Capital Gains	(.444)	(.476)	(.393)	(.630)	(.190)
Total Distributions	(.944)	(.883)	(.780)	(1.016)	(.405)
Net Asset Value, End of Period	$25.84	$24.22	$23.72	$24.44	$23.86

Total Return	10.89%	6.02%	0.20%	6.91%	9.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$306	$233	$199	$160	$102
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.16%	0.16%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.20%	1.95%	2.07%	2.23%
Portfolio Turnover Rate	19%	14%	15%	13%	37%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Conservative Allocation Portfolio

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2017, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2017, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $6,537,000 of ordinary income and $6,522,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $289,460,000. Net unrealized appreciation of investment securities for tax purposes was $16,898,000, consisting of unrealized gains of $19,524,000 on securities that had risen in value since their purchase and $2,626,000 in unrealized losses on securities that had fallen in value since their purchase.

Vanguard Conservative Allocation Portfolio

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	2,961	2,207
Issued in Lieu of Cash Distributions	393	337
Redeemed	(1,111)	(1,331)
Net Increase (Decrease) in Shares Outstanding	2,243	1,213

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec, 31,		Proceeds	Realized				Dec. 31,
	2016		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended
Market Index Fund—
Admiral Shares[1]	—	936	191	46	606	125	—	12,933
Vanguard Extended
Market Index Fund—
Investor Shares[1]	11,856	823	2,373	523	707	32	—	—
Vanguard Market
Liquidity Fund	25	NA [2]	NA [2]	—	—	—	—	209
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	52,677	17,039	17,541	3,382	4,818	1,058	1,806	60,375
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	111,880	42,802	26,134	(47)	792	2,858	385	129,293
Vanguard Total
International Bond
Index Fund—
Admiral Shares[3]	—	25,000	84	8	(108)	990	—	54,705
Vanguard Total
International Bond
Index Fund—
Investor Shares[3]	28,144	1,869	213	18	71	97	—	—
Vanguard Total
International Stock
Index Fund—
Admiral Shares[4]	—	15,875	3,593	579	4,540	1,155	—	48,843
Vanguard Total
International Stock
Index Fund—
Investor Shares[4]	28,157	1,616	1,292	108	2,853	91	—	—
Total	232,739	105,960	51,421	4,617	14,279	6,406	2,191	306,358

1 In April 2017, the portfolio changed investments from Investor to Admiral Shares in the amount of $11,536,000; such amount is not included in Purchases at Cost and Proceeds from Securities Sold.
2 Not applicable—purchases and sales are for temporary cash investment purposes.
3 In April 2017, the portfolio changed investments from Investor to Admiral Shares in the amount of $29,889,000; such amount is not included in Purchases at Cost and Proceeds from Securities Sold.
4 In April 2017, the portfolio changed investments from Investor to Admiral Shares in the amount of $31,442,000; such amount is not included in Purchases at Cost and Proceeds from Securities Sold.

G. Management has determined that no material events or transactions occurred subsequent to
December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Conservative Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Conservative Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard
Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed 3,718,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 16.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The portfolio designates to shareholders foreign source income of $2,310,598 and foreign taxes paid of $84,852. Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,051.69	$0.67
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.41	0.66

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Vanguard Conservative Allocation Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float
Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Conservative Allocation Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Conservative Allocation Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Conservative Allocation Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Conservative Allocation Portfolio or the owners of the Conservative Allocation Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Conservative Allocation Portfolio. Investors acquire the Conservative
Allocation Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Conservative Allocation Portfolio. The Conservative Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays
makes any representation or warranty, express or implied regarding the advisability of investing in the Conservative Allocation Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Conservative Allocation Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Conservative
Allocation Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Conservative Allocation Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Conservative Allocation Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Conservative Allocation Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Conservative Allocation Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS
OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG
NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE
OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG
BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CONSERVATIVE ALLOCATION PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and
Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

Vanguard® Diversified Value Portfolio

Advisor’s Report

Vanguard Diversified Value Portfolio returned 13.16% for the 12 months ended December 31, 2017, behind the 13.66% return of its benchmark, the Russell 1000 Value Index, and the 15.31% average return of its variable insurance large-cap value peers. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment

Risk-taking is being rewarded on a grand scale. U.S. stocks (as measured by the Standard & Poor’s 500 Index) were up almost 22% for the year, yet those returns seem modest in comparison with index returns outside the country, as the MSCI EAFE Index gained more than 25% and the MSCI Emerging Markets Index rose more than 37%. The market rose so steadily and so gently that the lack of volatility has been described as a baby sleeping in the corner at a raucous party. Between massive natural disasters and man-made disasters in Washington, D.C., and around the globe, there was plenty to upset markets. Yet through it all, economies all around the world continued to experience synchronized growth and expansion, driving profits and stock markets higher.

In the United States, 2017 was an extraordinary year for stocks, even measured against what is approaching a nine-year bull market in which the S&P 500 Index has returned more than 19% (annualized)—twice its long-term average. Throughout this bull market, growth stocks (and particularly technology stocks) have been ascendant, creating one of the largest gaps ever between growth and value investing. Benchmark returns in 2017 expanded this trend. The Russell 1000 Growth Index returned 30.21%, while the Russell 1000 Value Index returned 13.66%.

In the late stages of a bull market, investors are typically willing to pay extreme valuations for growth, as we witnessed toward the end of the 1990s tech bubble. A reversion to the mean bodes well for value managers in general and, more specifically, active value managers that are able to identify the companies best positioned to benefit when value rebounds.

Our successes and shortfalls

Stock selection within the energy sector was the largest contributor to the portfolio’s return relative to the Russell 1000 Value Index over the last year. Both Phillips 66 and BP performed well and added to performance. Phillips 66 is a refiner and specialty chemical company that is trading for well under its sum-of-the-parts valuation, and BP is now increasing production for the first time since the Deepwater Horizon oil spill, as investments in several projects are beginning to pay off.

The consumer discretionary sector was the second-largest contributor to performance, led by Dollar General and Carnival. Dollar General witnessed its best comparable-store sales growth in almost three years while margins also expanded. Dollar General shares still trade at a discount to the broader market despite a business that benefits from important competitive advantages (rural isolation + low-cost model), has substantial room for store expansion and earnings growth, and offers downside protection in a slower economic climate. As a full-cash taxpayer with a purely domestic business and moderate leverage, Dollar General should benefit significantly from the new tax law.

Lowe’s reported strong results that included growth in same-store sales and 19% year-over-year growth in earnings per share. Further, the company will be among the market’s largest beneficiaries of corporate tax reform, as its business is nearly 100% domestic and it has been paying cash income taxes at a 37% rate.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
December 31, 2017		Annual Return
Vanguard Diversified Value Portfolio	13.16%	6.63%
Russell 1000 Value Index	13.66	7.10
Variable Insurance Large-Cap Value Funds Average[1]	15.31	6.59

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.27%	0.84%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Diversified Value
Portfolio’s expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Diversified Value Portfolio

The housing market remains on solid footing in the United States, and the company should have continued room for profitable growth in what is essentially a duopolistic industry.

The portfolio’s underweight allocation to real estate and utilities also added to performance. We remain concerned about the lofty valuations and popularity of “bond proxy” sectors, including real estate and utilities. Demand for yield drove investors to the highest-yielding areas of the market in a low-interest-rate environment, and the popularity of these two sectors pushed valuations to very high levels. As expected, when rates began to rise in mid-2016, both sectors lagged the market. As always, we will monitor individual stocks within these areas for potential value opportunities.

The health care sector was the largest detractor from performance, primarily because of two holdings, Teva Pharmaceuticals Industries and Cardinal Health. Teva is the global leader in generic pharmaceuticals, but earnings declined sharply as generic drug price deflation accelerated following the company’s acquisition of Allergan’s generic drug business. This left Teva with a highly leveraged balance sheet. Accelerating approvals of new generics by the U.S. Food and Drug Administration will continue to pressure generic drug prices, but the consolidation of generic drug purchasing into large group purchasing organizations has run its course and may lead to moderating generic drug price deflation. The risks, however, appear to be long-term in nature. The company, and our investment thesis, changed materially from the time of our initial purchase, and we exited the stock.

Cardinal Health is one of the largest pharmaceutical distributors in North America, and it also has a dominant medical product distribution business. Distributors make a disproportionate amount of profits from generic drug distribution, and generic drug pricing has been weaker than usual over the last two years. As discussed above, we have reason to believe generic drug price deflation will moderate. However, there are also concerns that Amazon will enter the health care distribution supply chain. Our work shows that these concerns are probably overblown given the operational, regulatory, and clinical barriers to entry in pharmaceutical distribution compared with Amazon’s consumer retail business.

Our portfolio positioning

We have been expecting a sustained turn in favor of value stocks for some time now. After nearly nine years of growth-stock dominance (with a brief reprieve in 2016), the patience of value investors is being tested. However, this is not the first growth cycle we have endured in our 38-year history, and we are confident that the environment for value investing is a ripe one.

If markets cannot rely on continued easy money policies as an incentive to drive valuations higher, investors must once again look at the earnings and fundamentals of the underlying companies. We remain confident that our conservative, defensive style of investing is a proven one. Importantly, our process also provides downside protection by focusing on undervalued companies with strong fundamentals and a meaningful and growing dividend.

Portfolio Managers:

Jeff Fahrenbruch, Managing Director

David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney & Strauss, LLC

January 24, 2018

Vanguard Diversified Value Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Diversified Value Portfolio	43,962,624	2,678,178	2,451,783	0	89.6%

Vanguard Diversified Value Portfolio

Portfolio Profile
As of December 31, 2017

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	40	713	3,775
Median Market Cap	$101.9B	$65.6B	$66.9B
Price/Earnings Ratio	19.2x	19.8x	22.8x
Price/Book Ratio	2.5x	2.1x	3.0x
Yield[3]	2.4%	2.3%	1.7%
Return on Equity	14.6%	11.5%	15.1%
Earnings Growth Rate	4.3%	6.5%	9.9%
Foreign Holdings	7.1%	0.0%	0.0%
Turnover Rate	18%	—	—
Expense Ratio[4]	0.27%	—	—
Short-Term Reserves	0.4%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.84
Beta	0.96	0.92

Sector Diversification (% of portfolio)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary 10.0%		6.8%	12.6%
Consumer Staples	11.6	8.6	7.3
Energy	12.2	11.0	5.8
Financials	18.7	26.6	15.2
Health Care	18.3	13.5	13.3
Industrials	10.1	8.4	10.9
Information Technology 9.7		8.5	22.8
Materials	5.5	3.0	3.4
Real Estate	0.0	4.7	3.9
Telecommunication
Services	3.9	3.0	1.9
Utilities	0.0	5.9	2.9

Ten Largest Holdings[5] (% of total net assets)
Wells Fargo & Co.	Diversified Banks	3.7%
JPMorgan Chase & Co.	Diversified Banks	3.6
Express Scripts	Health Care
Holding Co.	Services	3.5
United Technologies	Aerospace
Corp.	& Defense	3.4
Philip Morris
International Inc.	Tobacco	3.4
Air Products
& Chemicals Inc.	Industrial Gases	3.4
ConocoPhillips	Oil & Gas Exploration
	& Production	3.3
Occidental Petroleum	Integrated Oil
Corp.	& Gas	3.3
Oracle Corp.	Systems Software	3.2
QUALCOMM Inc.	Semiconductors	3.2
Top Ten		34.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Diversified Value Portfolio’s expense ratio was 0.27%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Diversified Value Portfolio	13.16%	12.12%	6.63%	$19,011
Russell 1000 Value Index	13.66	14.04	7.10	19,863
Variable Insurance Large-Cap Value
Funds Average[1]	15.31	13.43	6.59	18,933
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.16	15.52	8.66	22,948

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

Diversified Value Portfolio
Russell 1000 Value Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.6%)
Consumer Discretionary (10.0%)
Twenty-First Century Fox
Inc. Class A	1,056,800	36,491
Dollar General Corp.	356,100	33,121
Lowe’s Cos. Inc.	258,600	24,034
Comcast Corp. Class A	294,800	11,807
Adient plc	104,741	8,243
		113,696
Consumer Staples (11.5%)
Philip Morris International
Inc.	362,600	38,309
Altria Group Inc.	468,900	33,484
Imperial Brands plc ADR	704,300	30,052
CVS Health Corp.	400,700	29,051
		130,896
Energy (12.2%)
ConocoPhillips	675,644	37,086
Occidental Petroleum Corp.	503,100	37,059
Phillips 66	276,472	27,965
BP plc ADR	556,300	23,381
Chevron Corp.	101,600	12,719
		138,210
Financials (18.6%)
Wells Fargo & Co.	696,000	42,227
JPMorgan Chase & Co.	381,450	40,792
American Express Co.	367,700	36,516
Bank of America Corp.	1,138,146	33,598
Citigroup Inc.	331,230	24,647
American International
Group Inc.	348,400	20,758
Navient Corp.	529,000	7,046
* SLM Corp.	529,200	5,980
		211,564
Health Care (18.2%)
* Express Scripts Holding Co.	539,000	40,231
Pfizer Inc.	964,814	34,945
Medtronic plc	410,100	33,116
Johnson & Johnson	233,800	32,666
Sanofi ADR	624,900	26,871
Cardinal Health Inc.	433,600	26,567
Merck & Co. Inc.	229,000	12,886
		207,282
Industrials (10.1%)
United Technologies Corp.	301,200	38,424
Johnson Controls
International plc	802,712	30,592
General Electric Co.	1,533,700	26,763
General Dynamics Corp.	93,400	19,002
		114,781

		Market
		Value•
	Shares	($000)
Information Technology (9.6%)
Oracle Corp.	778,900	36,826
QUALCOMM Inc.	571,200	36,568
Microsoft Corp.	420,700	35,987
		109,381
Materials (5.5%)
Air Products & Chemicals
Inc.	232,200	38,099
DowDuPont Inc.	345,516	24,608
		62,707
Telecommunication Services (3.9%)
Verizon Communications
Inc.	635,760	33,651
AT&T Inc.	266,527	10,363
		44,014
Total Common Stocks
(Cost $965,127)		1,132,531
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[1] Vanguard Market
Liquidity Fund, 1.458%
(Cost $4,203)	42,027	4,203
Total Investments (100.0%)
(Cost $969,330)		1,136,734

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		63
Receivables for Investment Securities Sold		125
Receivables for Accrued Income		2,789
Receivables for Capital Shares Issued		1,044
Total Other Assets		4,021
Liabilities
Payables for Investment Securities Purchased		(4)
Payables for Capital Shares Redeemed		(1,859)
Payables to Investment Advisor		(265)
Payables to Vanguard		(1,521)
Other Liabilities		(3)
Total Liabilities		(3,652)
Net Assets (100%)
Applicable to 66,714,892 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,137,103
Net Asset Value Per Share		$17.04

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	889,403
Undistributed Net Investment Income	26,062
Accumulated Net Realized Gains	54,234
Unrealized Appreciation (Depreciation)	167,404
Net Assets	1,137,103

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Dividends[1]	30,714
Interest [2]	146
Securities Lending—Net	11
Total Income	30,871
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,418
Performance Adjustment	(349)
The Vanguard Group—Note C
Management and Administrative	1,801
Marketing and Distribution	156
Custodian Fees	17
Auditing Fees	33
Shareholders’ Reports and Proxy	33
Trustees’ Fees and Expenses	2
Total Expenses	3,111
Expenses Paid Indirectly	(46)
Net Expenses	3,065
Net Investment Income	27,806
Realized Net Gain (Loss) on
Investment Securities Sold[2]	54,302
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[2]	58,076
Net Increase (Decrease) in Net Assets
Resulting from Operations	140,184

1 Dividends are net of foreign withholding taxes of $80,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $146,000, ($1,000), and $0, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,806	32,004
Realized Net Gain (Loss)	54,302	106,200
Change in Unrealized Appreciation (Depreciation)	58,076	(7,892)
Net Increase (Decrease) in Net Assets Resulting from Operations	140,184	130,312
Distributions
Net Investment Income	(31,847)	(28,893)
Realized Capital Gain[1]	(106,243)	(59,102)
Total Distributions	(138,090)	(87,995)
Capital Share Transactions
Issued	83,423	104,531
Issued in Lieu of Cash Distributions	138,090	87,995
Redeemed	(216,526)	(164,782)
Net Increase (Decrease) from Capital Share Transactions	4,987	27,744
Total Increase (Decrease)	7,081	70,061
Net Assets
Beginning of Period	1,130,022	1,059,961
End of Period[2]	1,137,103	1,130,022

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $14,464,000 and $0. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $26,062,000 and $30,103,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.11	$16.55	$18.65	$18.10	$14.31
Investment Operations
Net Investment Income	. 401[1]	.496	.471	.447	.412
Net Realized and Unrealized Gain (Loss)
on Investments	1.658	1.468	(.901)	1.248	3.731
Total from Investment Operations	2.059	1.964	(.430)	1.695	4.143
Distributions
Dividends from Net Investment Income	(.491)	(.461)	(.466)	(.415)	(.353)
Distributions from Realized Capital Gains	(1.638)	(.943)	(1.204)	(.730)	—
Total Distributions	(2.129)	(1.404)	(1.670)	(1.145)	(.353)
Net Asset Value, End of Period	$17.04	$17.11	$16.55	$18.65	$18.10

Total Return	13.16%	12.96%	-2.45%	9.83%	29.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,137	$1,130	$1,060	$1,213	$1,116
Ratio of Total Expenses to Average Net Assets[2]	0.27%	0.27%	0.28%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.45%	3.01%	2.55%	2.50%	2.50%
Portfolio Turnover Rate	18%	34%	13%	16%	20%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.03%), (0.01%), and (0.01%).

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

Vanguard Diversified Value Portfolio

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the MSCI Prime Market 750 Index for the preceding three years. For the year ended December 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $349,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $63,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended December 31, 2017, these arrangements reduced the portfolio’s expenses by $46,000 (an annual rate of 0.00% of average net assets).

Vanguard Diversified Value Portfolio

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2017, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $27,898,000 of ordinary income and $53,817,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $969,330,000. Net unrealized appreciation of investment securities for tax purposes was $167,404,000, consisting of unrealized gains of $243,320,000 on securities that had risen in value since their purchase and $75,916,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2017, the portfolio purchased $206,779,000 of investment securities and sold $286,090,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	5,070	6,479
Issued in Lieu of Cash Distributions	8,835	5,808
Redeemed	(13,222)	(10,299)
Net Increase (Decrease) in Shares Outstanding	683	1,988

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 39% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Diversified Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard
Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $91,779,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

For corporate shareholders, 86.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,059.70	$1.40
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.84	1.38

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard Diversified Value Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-
Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Equity Income Portfolio

Advisors’ Report

Vanguard Equity Income Portfolio returned 18.25% for the 12 months ended December 31, 2017, ahead of the 16.51% return of its benchmark, the FTSE High Dividend Yield Index, and the average return of 15.06% for peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also provided a discussion of the investment environment that existed during the year and its effect on the portfolio’s positioning. These reports were prepared on January 24, 2018.

Wellington Management Company llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,
Senior Managing Director

U.S. equities maintained an impressive rally in 2017, despite some headwinds throughout the year. Strong economic growth, supportive monetary policy, benign inflation, prospective tax reform, and solid employment and corporate earnings data helped maintain the positive momentum in the stock market and overrode volatility from oil and geopolitical risks.

At the start of the year, the U.S. equity markets continued to respond favorably to the election of President Trump, buoyed by a pro-business, pro-growth sentiment.

In March, the U.S. Federal Reserve initiated the first of three 25-basis-point rate hikes for the year in response to the expanding economy. Failure to repeal and replace the Affordable Care Act provided a temporary setback.

Volatile oil prices, devastating hurricanes, domestic political tumult, and heightened concerns around North Korea and Russia were unable to curb the equity market momentum as the year progressed. The Standard & Poor’s 500 Index hit multiple record highs, and the U.S. economy posted encouraging numbers. GDP growth exceeded expectations, capital spending sustained healthy levels, and unemployment hovered near cyclical lows. The Fed announced plans to normalize long-standing loose monetary policy, which were well-received by investors.

As we rounded out the year, Jerome Powell was announced as the next Fed chairman, replacing Janet Yellen in early 2018. The markets responded well, seeing Powell as a moderate centrist who favors financial deregulation but is largely a continuation of the status quo. Shortly thereafter, tax reform became the focus of the political landscape. Congress passed an overhaul of the U.S. tax code just before the new year and again set expectations for robust markets in the near-term.

Our portion of the fund benefited most from stock selection. Our holdings in consumer staples, consumer discretionary, and information technology contributed most to relative performance. Sector allocation, a byproduct of our bottom-up selection process, also contributed modestly. An underweight allocation to telecommunication services and overweight positions in financials and health care helped.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Equity Income Portfolio	18.25%	8.69%
FTSE High Dividend Yield Index	16.51	8.70
Variable Insurance Equity Income Funds Average[1]	15.06	6.34

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.30%	0.82%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the 12 months ended December 31, 2017, the Equity Income
Portfolio’s annualized expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Equity Income Portfolio

Owning Home Depot and holding lower-than-benchmark weights by the end of the year in General Electric and ExxonMobil, both of which experienced declining stock prices, were the primary drivers of security-specific relative performance. Our decision not to hold AT&T, a benchmark constituent, also added to results, as the stock experienced weak returns.

Selection in health care and financials detracted most from performance, as did a modest cash position during these rallying markets and an underweight to information technology. Exposure to Wal-Mart and Kraft-Heinz, as well as an out-of-benchmark position in Cardinal Health, also hurt results. We chose not to own Boeing, AbbVie, and Texas Instruments over the period, which also dragged on relative performance.

At the end of 2017, we were most overweighted in financials, energy, and real estate and most underweighted in consumer discretionary, industrials, and information technology.

New positions during the year included Medtronic, Kinder Morgan, AIG, and Schlumberger. We also added to our Verizon Communications and PepsiCo holdings. We trimmed our position in Home Depot on strength and also reduced exposure to Wells Fargo and 3M. We eliminated our stake in Cardinal Health, Altria Group, UGI, and Enbridge.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of
Alpha Equity Investments

The investment environment

Overall global economic growth, though uncertain and mixed at times, combined with rising corporate earnings to support a strong performance by the U.S. stock market. Stock valuations also climbed as investors embraced risk. U.S. economic fundamentals remained firm amid favorable consumer confidence, unemployment, and GDP data.

The Federal Reserve acknowledged the economy’s strength, pushing the federal funds target rate to 1.25%–1.5% with increases in March, June, and December. Projections for 2018 show an expected three rate hikes, followed by two each in 2019 and 2020.

Growth stocks outpaced value stocks, while large-capitalization stocks surpassed their small-cap counterparts. Once expectations for global growth were reduced, investors were more willing to pay for growth stocks.

Overseas, major central banks kept their monetary policies accommodative. Political uncertainty eased somewhat as voters in the Netherlands and France turned back nationalist candidates who were focused on dismantling the European Union. Stocks rose across Europe and Asia, and emerging-market stocks outperformed their developed-market peers, supported by low interest rates, strong earnings, and worldwide economic growth. MSCI’s announcement that it will add mainland China A-shares to its Emerging Markets Index in 2018 also boosted overall market sentiment.

Investment objective and strategy

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	865	Employs a fundamental approach to identify desirable
Company llp individual stocks, seeking those that typically offer			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	34	467	Employs a quantitative approach that focuses on
Equity Group fundamental factors, using models that assess			valuation, growth prospects, management decisions,
			market sentiment, and earnings and balance-sheet
			quality of companies as compared with their peers.
Cash Investments	3	40	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Equity Income Portfolio

fundamentals include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

Using these five themes, we generate a composite rank for all the stocks in our universe each day, seeking to capitalize on investor biases across the market. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).

Our successes and shortfalls

Over the 12 months, our momentum model produced the most significant gains. Our quality model also boosted results, along with, to a lesser degree, our valuation and management decision models. However, our growth model detracted. Results exceeded the benchmark in seven of 11 sectors. Energy was strongest, while financials and industrials also did well. Utilities and consumer discretionary stocks weighed most on relative performance, followed by telecommunication services.

The portfolio benefited notably from CVR Energy and Marathon Petroleum in energy, Ameriprise Financial and LPL Financial in financials, and Boeing in industrials. Larger shortfalls came from PG&E and AES in utilities, International Game Technology in consumer discretionary, and Windstream Holdings in telecommunication services. An underweight exposure to McDonald’s also detracted.

Vanguard Equity Income Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Equity Income Portfolio	41,649,339	1,938,270	2,274,376	0	90.8%

Vanguard Equity Income Portfolio

Portfolio Profile
As of December 31, 2017

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	152	386	3,775
Median Market Cap	$105.9B	$140.2B	$66.9B
Price/Earnings Ratio	21.6x	20.8x	22.8x
Price/Book Ratio	2.8x	2.9x	3.0x
Yield[3]	2.4%	2.9%	1.7%
Return on Equity	16.0%	16.9%	15.1%
Earnings Growth Rate	3.4%	4.8%	9.9%
Foreign Holdings	7.5%	0.0%	0.0%
Turnover Rate	38%	—	—
Expense Ratio[4]	0.30%	—	—
Short-Term Reserves	1.7%	—	—

Volatility Measures
Portfolio Versus			Portfolio Versus
		Comparative Index[1]	Broad Index[2]
R-Squared		0.99	0.92
Beta		0.99	0.88

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary 5.0%		6.2%	12.6%
Consumer Staples	12.1	12.8	7.3
Energy	11.1	9.6	5.8
Financials	16.7	13.9	15.1
Health Care	13.4	12.9	13.3
Industrials	10.4	11.7	10.9
Information Technology 15.3		16.2	22.8
Materials	4.2	4.3	3.4
Real Estate	0.7	0.1	3.9
Telecommunication
Services	4.2	4.7	1.9
Utilities	6.9	7.6	3.0

Ten Largest Holdings[5] (% of total net assets)

Microsoft Corp.	Systems Software	5.5%
JPMorgan Chase & Co.	Diversified Banks	3.8
Johnson & Johnson	Pharmaceuticals	2.8
Philip Morris
International Inc.	Tobacco	2.7
Wells Fargo & Co.	Diversified Banks	2.5
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	2.5
Cisco Systems Inc.	Communications
	Equipment	2.4
Intel Corp.	Semiconductors	2.1
Pfizer Inc.	Pharmaceuticals	2.1
Chevron Corp.	Integrated Oil
	& Gas	1.9
Top Ten		28.3%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Equity Income Portfolio’s expense ratio was 0.31%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	18.25%	14.73%	8.69%	$23,005
FTSE High Dividend Yield Index	16.51	15.16	8.70	23,025
Variable Insurance Equity Income
Funds Average[1]	15.06	12.01	6.34	18,497
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.16	15.52	8.66	22,948

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

Equity Income Portfolio
FTSE High Dividend Yield Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.1%)[1]
Consumer Discretionary (4.6%)
McDonald’s Corp.	68,632	11,813
VF Corp.	146,259	10,823
Home Depot Inc.	54,263	10,284
L Brands Inc.	74,442	4,483
Ford Motor Co.	356,756	4,456
Best Buy Co. Inc.	47,409	3,246
Tailored Brands Inc.	128,288	2,801
Wynn Resorts Ltd.	15,441	2,603
H&R Block Inc.	90,000	2,360
MDC Holdings Inc.	69,648	2,220
Ralph Lauren Corp. Class A	20,489	2,125
Las Vegas Sands Corp.	26,795	1,862
Gannett Co. Inc.	143,526	1,663
Carnival Corp.	13,599	903
General Motors Co.	15,758	646
Omnicom Group Inc.	4,636	338
Nordstrom Inc.	3,862	183
John Wiley & Sons Inc.
Class A	2,179	143
		62,952
Consumer Staples (11.6%)
Philip Morris International
Inc.	352,295	37,220
PepsiCo Inc.	193,179	23,166
Coca-Cola Co.	345,446	15,849
Unilever NV	268,528	15,124
Procter & Gamble Co.	161,252	14,816
British American Tobacco
plc	215,416	14,562
Wal-Mart Stores Inc.	132,103	13,045
Kraft Heinz Co.	101,692	7,908
Diageo plc ADR	41,755	6,097
Altria Group Inc.	52,838	3,773
Conagra Brands Inc.	77,991	2,938
Coca-Cola European
Partners plc	61,957	2,469
Kellogg Co.	17,698	1,203
Kimberly-Clark Corp.	9,334	1,126
		159,296
Energy (10.7%)
Chevron Corp.	211,884	26,526
Exxon Mobil Corp.	299,748	25,071
Suncor Energy Inc.	509,830	18,721
Canadian Natural
Resources Ltd.	263,564	9,414
^ TransCanada Corp.	190,563	9,275
Occidental Petroleum Corp.	123,090	9,067
Schlumberger Ltd.	134,231	9,046
Kinder Morgan Inc.	499,304	9,022
Phillips 66	84,391	8,536
ConocoPhillips	95,842	5,261
Valero Energy Corp.	48,048	4,416
Marathon Petroleum Corp.	59,981	3,958
^ CVR Energy Inc.	73,298	2,730
PBF Energy Inc. Class A	72,706	2,577
^ Cosan Ltd.	264,029	2,561
Archrock Inc.	52,360	550

		Market
		Value•
	Shares	($000)
HollyFrontier Corp.	4,685	240
Delek US Holdings Inc.	3,236	113
		147,084
Financials (16.1%)
JPMorgan Chase & Co.	484,221	51,783
Wells Fargo & Co.	555,744	33,717
MetLife Inc.	328,398	16,604
Marsh & McLennan Cos.
Inc.	197,324	16,060
PNC Financial Services
Group Inc.	103,361	14,914
Chubb Ltd.	77,993	11,397
BlackRock Inc.	20,600	10,582
Principal Financial Group
Inc.	139,697	9,857
American International
Group Inc.	141,404	8,425
M&T Bank Corp.	48,599	8,310
US Bancorp	111,824	5,992
Thomson Reuters Corp.	95,978	4,184
Aflac Inc.	44,310	3,890
Ameriprise Financial Inc.	21,269	3,604
T. Rowe Price Group Inc.	32,701	3,431
Regions Financial Corp.	198,224	3,425
Fifth Third Bancorp	108,433	3,290
FNF Group	70,375	2,761
LPL Financial Holdings Inc.	43,119	2,464
Prudential Financial Inc.	16,898	1,943
CNA Financial Corp.	35,795	1,899
SunTrust Banks Inc.	16,335	1,055
First American Financial
Corp.	8,130	456
Huntington Bancshares Inc.	19,503	284
BGC Partners Inc. Class A	8,105	122
		220,449
Health Care (12.7%)
Johnson & Johnson	272,583	38,085
Pfizer Inc.	793,488	28,740
Merck & Co. Inc.	339,593	19,109
Eli Lilly & Co.	218,031	18,415
Bristol-Myers Squibb Co.	251,314	15,400
Medtronic plc	133,304	10,764
AbbVie Inc.	97,287	9,409
Novartis AG	110,475	9,297
Roche Holding AG	31,607	7,992
Abbott Laboratories	135,672	7,743
Amgen Inc.	44,096	7,668
Gilead Sciences Inc.	30,304	2,171
		174,793
Industrials (9.9%)
Caterpillar Inc.	112,770	17,770
Eaton Corp. plc	207,485	16,393
Union Pacific Corp.	120,608	16,174
3M Co.	59,664	14,043
Honeywell International Inc.	75,813	11,627
General Electric Co.	623,363	10,878
Boeing Co.	33,569	9,900
Raytheon Co.	41,476	7,791
United Technologies Corp.	48,076	6,133

		Market
		Value•
	Shares	($000)
Deere & Co.	30,442	4,764
United Parcel Service Inc.
Class B	37,355	4,451
Waste Management Inc.	46,460	4,009
Norfolk Southern Corp.	21,888	3,172
Triton International Ltd.	63,895	2,393
Copa Holdings SA Class A	16,506	2,213
H&E Equipment Services
Inc.	53,901	2,191
Lockheed Martin Corp.	4,171	1,339
Aircastle Ltd.	26,946	630
		135,871
Information Technology (14.4%)
Microsoft Corp.	884,260	75,639
Cisco Systems Inc.	849,215	32,525
Intel Corp.	624,494	28,827
Analog Devices Inc.	166,734	14,844
QUALCOMM Inc.	161,057	10,311
Maxim Integrated
Products Inc.	141,886	7,418
Texas Instruments Inc.	67,874	7,089
International Business
Machines Corp.	37,033	5,681
HP Inc.	173,529	3,646
KLA-Tencor Corp.	27,594	2,899
Western Digital Corp.	35,443	2,819
ManTech International
Corp. Class A	49,210	2,470
Brooks Automation Inc.	69,355	1,654
Western Union Co.	70,806	1,346
Cypress Semiconductor
Corp.	43,759	667
		197,835
Materials (4.0%)
DowDuPont Inc.	372,306	26,516
International Paper Co.	155,486	9,009
LyondellBasell Industries
NV Class A	79,072	8,723
Huntsman Corp.	77,249	2,572
* Ferroglobe plc	153,569	2,488
Greif Inc. Class A	39,407	2,387
Domtar Corp.	32,823	1,625
Schnitzer Steel
Industries Inc.	37,601	1,260
A Schulman Inc.	6,137	229
Myers Industries Inc.	8,797	171
		54,980
Other (0.8%)
[2] Vanguard High Dividend
Yield ETF	119,332	10,218

Real Estate (0.6%)
Crown Castle International
Corp.	77,573	8,611

Telecommunication Services (4.1%)
Verizon Communications
Inc.	635,717	33,649
AT&T Inc.	343,343	13,349
BCE Inc.	177,994	8,550
		55,548
Utilities (6.6%)
NextEra Energy Inc.	101,525	15,857
Dominion Energy Inc.	175,454	14,222
Eversource Energy	141,646	8,949
Sempra Energy	74,097	7,922
Xcel Energy Inc.	144,519	6,953
Edison International	99,708	6,306
Duke Energy Corp.	62,341	5,243
Exelon Corp.	104,360	4,113

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
American Electric Power
Co. Inc.	54,678	4,023
Entergy Corp.	37,483	3,051
FirstEnergy Corp.	97,439	2,984
CenterPoint Energy Inc.	103,142	2,925
PNM Resources Inc.	61,722	2,497
National Fuel Gas Co.	40,239	2,209
Avangrid Inc.	31,886	1,613
Vectren Corp.	20,320	1,321
Otter Tail Corp.	20,015	890
		91,078
Total Common Stocks
(Cost $1,012,452)		1,318,715
Temporary Cash Investments (4.8%)[1]
Money Market Fund (2.9%)
[3,4] Vanguard Market
Liquidity Fund, 1.458%	393,201	39,324

Face
Amount
($000)
Repurchase Agreement (1.6%)
BNP Paribas Securities
Corp. 1.370%, 1/2/18
(Dated 12/29/17,
Repurchase Value
$21,803,000, collateralized
by Federal Farm Credit
Bank 3.080%, 9/21/32,
Federal Home Loan Bank
0.000% 3/28/18, Federal
Home Loan Mortgage
Corp. 3.500%–4.000%,
10/1/40–9/1/45, Federal
National Mortgage
Assn. 3.071%–6.000%,
9/1/25–10/1/46, Government
National Mortgage Assn.
2.250%–3.500%,
8/20/38–11/20/46, and
U.S. Treasury Note/Bond
1.250%, 3/31/19, with
a value of $22,236,000)	21,800	21,800

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.3%)
	United States Cash
	Management Bill, 1.048%,
	1/2/18	2,000	2,000
	United States Treasury Bill,
	1.122%, 2/8/18	500	499
[5]	United States Treasury Bill,
	1.182%, 3/22/18	200	199
[5]	United States Treasury Bill,
	1.446%, 5/31/18	2,100	2,088
			4,786
Total Temporary Cash Investments
(Cost $65,913)			65,910
Total Investments (100.9%)
(Cost $1,078,365)			1,384,625

Amount
($000)
Other Assets and Liabilities (-0.9%)
Other Assets
Investment in Vanguard	74
Receivables for Investment Securities Sold	5
Receivables for Accrued Income	2,141
Receivables for Capital Shares Issued	643
Other Assets[5]	52
Total Other Assets	2,915
Liabilities
Payables for Investment Securities Purchased (54)
Collateral for Securities on Loan	(8,926)
Payables to Investment Advisor	(205)
Payables for Capital Shares Redeemed	(4,830)
Payables to Vanguard	(1,364)
Variation Margin Payable—Futures Contracts	(122)
Total Liabilities	(15,501)
Net Assets (100%)
Applicable to 55,683,510 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,372,039
Net Asset Value Per Share	$24.64

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	952,228
Undistributed Net Investment Income	30,163
Accumulated Net Realized Gains	83,482
Unrealized Appreciation (Depreciation)
Investment Securities	306,260
Futures Contracts	(102)
Foreign Currencies	8
Net Assets	1,372,039
• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $8,433,000.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.6%
and 2.3%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $8,926,000 of collateral received for securities on loan.
5 Securities with a value of $1,273,000 and cash of $38,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	252	33,718	(102)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	34,741
Interest[1]	486
Securities Lending—Net	90
Total Income	35,317
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,368
Performance Adjustment	(36)
The Vanguard Group—Note C
Management and Administrative	2,177
Marketing and Distribution	178
Custodian Fees	38
Auditing Fees	38
Shareholders’ Reports and Proxy	49
Trustees’ Fees and Expenses	2
Total Expenses	3,814
Net Investment Income	31,503
Realized Net Gain (Loss)
Investment Securities Sold[1]	77,782
Futures Contracts	5,442
Foreign Currencies	22
Realized Net Gain (Loss)	83,246
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	93,485
Futures Contracts	216
Foreign Currencies	22
Change in Unrealized Appreciation
(Depreciation)	93,723
Net Increase (Decrease) in Net Assets
Resulting from Operations	208,472

1 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the portfolio were $287,000, $301,000, ($2,000), and $1,175,000, respectively.
2 Dividends are net of foreign withholding taxes of $411,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,503	30,287
Realized Net Gain (Loss)	83,246	38,700
Change in Unrealized Appreciation (Depreciation)	93,723	80,529
Net Increase (Decrease) in Net Assets Resulting from Operations	208,472	149,516
Distributions
Net Investment Income	(30,286)	(26,183)
Realized Capital Gain[1]	(38,130)	(65,840)
Total Distributions	(68,416)	(92,023)
Capital Share Transactions
Issued	185,060	215,221
Issued in Lieu of Cash Distributions	68,416	92,023
Redeemed	(193,435)	(133,077)
Net Increase (Decrease) from Capital Share Transactions	60,041	174,167
Total Increase (Decrease)	200,097	231,660
Net Assets
Beginning of Period	1,171,942	940,282
End of Period[2]	1,372,039	1,171,942

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $5,782,000 and $8,309,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $30,163,000 and $28,865,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.10	$21.22	$23.04	$22.36	$17.63
Investment Operations
Net Investment Income	. 582[1]	.568	.597	.603	.532
Net Realized and Unrealized Gain (Loss)
on Investments	3.275	2.361	(.437)	1.782	4.681
Total from Investment Operations	3.857	2.929	.160	2.385	5.213
Distributions
Dividends from Net Investment Income	(.583)	(.583)	(.596)	(.555)	(.483)
Distributions from Realized Capital Gains	(.734)	(1.466)	(1.384)	(1.150)	—
Total Distributions	(1.317)	(2.049)	(1.980)	(1.705)	(.483)
Net Asset Value, End of Period	$24.64	$22.10	$21.22	$23.04	$22.36

Total Return	18.25%	15.07%	0.85%	11.41%	30.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,372	$1,172	$940	$978	$911
Ratio of Total Expenses to Average Net Assets[2]	0.31%	0.30%	0.31%	0.32%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.89%	2.76%	2.69%	2.71%
Portfolio Turnover Rate	38%	32%	36%	31%	34%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.01%), 0.00%, and 0.00%.

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Vanguard Equity Income Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While

Vanguard Equity Income Portfolio

collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firm Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $590,000 for the year ended December 31, 2017.

For the year ended December 31, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.11% of the portfolio’s average net assets, before a decrease of $36,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $74,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Vanguard Equity Income Portfolio

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,286,864	31,851	—
Temporary Cash Investments	39,324	26,586	—
Futures Contracts—Liabilities[1]	(122)	—	—
Total	1,326,066	58,437	—
1 Represents variation margin on the last day of the reporting period.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $41,448,000 of ordinary income and $73,361,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $1,078,457,000. Net unrealized appreciation of investment securities for tax purposes was $306,168,000, consisting of unrealized gains of $325,651,000 on securities that had risen in value since their purchase and $19,483,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2017, the portfolio purchased $473,280,000 of investment securities and sold $449,793,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	7,997	10,397
Issued in Lieu of Cash Distributions	3,147	4,709
Redeemed	(8,480)	(6,391)
Net Increase (Decrease) in Shares Outstanding	2,664	8,715

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 70% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Income Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $32,348,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 69.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,113.42	$1.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.58

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard Equity Income Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-
Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Equity Index Portfolio

U.S. stocks hit record highs in 2017 as investors welcomed tax legislation, strong corporate profits, low unemployment, and solid economic growth.

For the year ended December 31, 2017, Vanguard Equity Index Portfolio returned 21.66%, closely tracking its benchmark index, the Standard & Poor’s 500 Index. The portfolio outpaced the average return of its peer funds for the 12-month period.

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Information technology stocks led the sector returns

The Equity Index Portfolio is composed of 500 of the largest U.S. companies, encompassing about three-quarters of the U.S. stock market’s value. Stocks of every style and from every industry sector are represented. Over the year, large-capitalization stocks outperformed their mid- and small-cap counterparts, and growth stocks outpaced value.

Nine of the 11 industry sectors recorded gains, led by a 39% rise for information technology stocks, the portfolio’s largest sector. The sector’s strongest showings came from hardware, software, and internet services stocks. Five other sectors—materials, consumer discretionary, financials, health care, and industrials—produced returns in excess of 20%.

Only the telecommunication services and energy sectors entered negative territory. Telecommunication services, the portfolio’s smallest sector, was pinched by internet service disruptions, subscriber defections, and antitrust jitters at a few firms. Energy stocks were confronted with higher oil prices amid supply worries and increasing demand.

Portfolio closely tracked the benchmark index

For the ten years ended December 31, the Equity Index Portfolio recorded an average annual return of 8.38%. This result closely tracked the return of its target index, which has no transaction costs or operating expenses, and was more than 1 percentage point higher than the average return of the portfolio’s peer funds.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Equity Index Portfolio	21.66%	8.38%
S&P 500 Index	21.83	8.50
Variable Insurance Large-Cap Core Funds Average[1]	20.32	7.12

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.15%	0.39%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio’s expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Equity Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Equity Index Portfolio	110,175,965	4,428,849	5,997,749	0	91.4%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Equity Index Portfolio	111,195,567	4,569,063	4,837,933	0	92.2%

Vanguard Equity Index Portfolio

Portfolio Profile

As of December 31, 2017

Portfolio Characteristics

		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	505	505	3,775
Median Market Cap $94.4B		$94.4B	$66.9B
Price/Earnings Ratio	23.2x	23.2x	22.8x
Price/Book Ratio	3.2x	3.2x	3.0x
Yield[3]	1.7%	1.8%	1.7%
Return on Equity	16.0%	16.0%	15.1%
Earnings Growth Rate	9.6%	9.6%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Expense Ratio[4]	0.15%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.98

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.2%	12.2%	12.6%
Consumer Staples	8.2	8.2	7.3
Energy	6.1	6.1	5.8
Financials	14.8	14.8	15.2
Health Care	13.8	13.8	13.3
Industrials	10.2	10.3	10.9
Information
Technology	23.8	23.7	22.7
Materials	3.0	3.0	3.4
Real Estate	2.9	2.9	3.9
Telecommunication
Services	2.1	2.1	1.9
Utilities	2.9	2.9	3.0

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.8
Microsoft Corp.	Systems Software	2.9
Alphabet Inc.	Internet Software
	& Services	2.7
Amazon.com Inc.	Internet & Direct
	Marketing Retail	2.0
Facebook Inc.	Internet Software
	& Services	1.8
Berkshire Hathaway Inc.	Multi-Sector Holdings	1.7
Johnson & Johnson	Pharmaceuticals	1.6
JPMorgan Chase & Co.	Diversified Banks	1.6
Exxon Mobil Corp.	Integrated Oil & Gas	1.5
Bank of America Corp.	Diversified Banks	1.2
Top Ten		20.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the expense ratio was 0.15%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	21.66%	15.63%	8.38%	$22,365
S&P 500 Index	21.83	15.79	8.50	22,603
Variable Insurance Large-Cap Core
Funds Average[1]	20.32	14.22	7.12	19,898
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.16	15.52	8.66	22,948

Fiscal Year Total Returns (%): December 31, 2007–December 31, 2017

Equity Index Portfolio
S&P 500 Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (12.1%)
*	Amazon.com Inc.	90,252	105,547
	Home Depot Inc.	263,452	49,932
	Comcast Corp. Class A	1,051,970	42,131
	Walt Disney Co.	340,573	36,615
	McDonald’s Corp.	179,904	30,965
*	Priceline Group Inc.	11,009	19,131
*	Netflix Inc.	97,545	18,725
	NIKE Inc. Class B	295,978	18,513
	Starbucks Corp.	320,602	18,412
	Lowe’s Cos. Inc.	187,701	17,445
	Time Warner Inc.	175,551	16,058
*	Charter Communications
	Inc. Class A	43,720	14,688
	General Motors Co.	287,027	11,765
	Ford Motor Co.	880,081	10,992
	TJX Cos. Inc.	143,025	10,936
	Marriott International Inc.
	Class A	69,121	9,382
	Twenty-First Century Fox
	Inc. Class A	237,571	8,203
	Target Corp.	122,204	7,974
	Ross Stores Inc.	86,552	6,946
	Yum! Brands Inc.	75,627	6,172
	Carnival Corp.	92,125	6,114
*	Dollar Tree Inc.	53,387	5,729
	Dollar General Corp.	58,888	5,477
	VF Corp.	73,768	5,459
*	Aptiv plc	60,319	5,117
	CBS Corp. Class B	82,090	4,843
	Royal Caribbean Cruises
	Ltd.	38,892	4,639
*	O’Reilly Automotive Inc.	19,057	4,584
*	AutoZone Inc.	6,152	4,376
*	Mohawk Industries Inc.	14,288	3,942
	Best Buy Co. Inc.	57,215	3,918
	DR Horton Inc.	76,427	3,903
	MGM Resorts International	114,010	3,807
	Omnicom Group Inc.	52,215	3,803
	Hilton Worldwide Holdings
	Inc.	46,029	3,676
	Newell Brands Inc.	111,035	3,431
	L Brands Inc.	56,383	3,395
	Twenty-First Century Fox
	Inc.	99,257	3,387
	Expedia Inc.	27,717	3,320
	Genuine Parts Co.	33,318	3,166
	Wynn Resorts Ltd.	18,155	3,061
*	Ulta Beauty Inc.	13,233	2,960
	Lennar Corp. Class A	45,245	2,861
	Tapestry Inc.	64,261	2,842
*	LKQ Corp.	69,618	2,831
	Whirlpool Corp.	16,415	2,768
	Darden Restaurants Inc.	28,349	2,722
*	CarMax Inc.	41,587	2,667
	Wyndham Worldwide Corp.	22,476	2,604
	Viacom Inc. Class B	80,426	2,478

			Market
			Value•
		Shares	($000)
*	DISH Network Corp.
	Class A	51,659	2,467
	PVH Corp.	17,605	2,416
	Tiffany & Co.	23,107	2,402
	Hasbro Inc.	25,790	2,344
	BorgWarner Inc.	45,150	2,307
*	Michael Kors Holdings Ltd.	34,659	2,182
	Tractor Supply Co.	29,046	2,171
*	Norwegian Cruise Line
	Holdings Ltd.	40,454	2,154
	Kohl’s Corp.	37,251	2,020
	PulteGroup Inc.	60,075	1,998
	Harley-Davidson Inc.	38,836	1,976
	Scripps Networks
	Interactive Inc. Class A	21,771	1,859
	News Corp. Class A	114,423	1,855
	Goodyear Tire & Rubber Co.	54,441	1,759
	Macy’s Inc.	69,223	1,744
	Interpublic Group of
	Cos. Inc.	86,203	1,738
	Hanesbrands Inc.	82,735	1,730
	Gap Inc.	49,909	1,700
	Advance Auto Parts Inc.	16,876	1,682
*	Chipotle Mexican Grill Inc.
	Class A	5,776	1,669
	Garmin Ltd.	25,315	1,508
	Leggett & Platt Inc.	30,044	1,434
	Foot Locker Inc.	28,378	1,330
	Ralph Lauren Corp.
	Class A	12,179	1,263
	Nordstrom Inc.	26,146	1,239
	H&R Block Inc.	47,218	1,238
	Mattel Inc.	79,258	1,219
*	Discovery Communications
	Inc.	47,118	998
*	TripAdvisor Inc.	25,017	862
	Signet Jewelers Ltd.	14,120	798
*	Discovery Communications
	Inc. Class A	34,818	779
*	Under Armour Inc. Class A	41,467	598
*	Under Armour Inc.	41,752	556
	Lennar Corp. Class B	916	47
			628,454
Consumer Staples (8.2%)
	Procter & Gamble Co.	575,161	52,846
	Coca-Cola Co.	865,778	39,722
	PepsiCo Inc.	321,000	38,494
	Philip Morris International
	Inc.	350,646	37,046
	Wal-Mart Stores Inc.	330,508	32,638
	Altria Group Inc.	430,794	30,763
	Costco Wholesale Corp.	98,572	18,346
	CVS Health Corp.	228,561	16,571
	Colgate-Palmolive Co.	198,072	14,944
	Mondelez International Inc.
	Class A	336,842	14,417
	Walgreens Boots Alliance
	Inc.	195,635	14,207

			Market
			Value•
		Shares	($000)
	Kraft Heinz Co.	134,620	10,468
	Kimberly-Clark Corp.	79,412	9,582
	Constellation Brands Inc.
	Class A	38,872	8,885
	General Mills Inc.	127,414	7,554
	Sysco Corp.	108,008	6,559
	Estee Lauder Cos. Inc.
	Class A	50,568	6,434
*	Monster Beverage Corp.	92,966	5,884
	Kroger Co.	200,138	5,494
	Tyson Foods Inc. Class A	67,118	5,441
	Archer-Daniels-Midland Co.	127,212	5,099
	Clorox Co.	29,187	4,341
	Dr Pepper Snapple Group
	Inc.	40,242	3,906
	Kellogg Co.	56,118	3,815
	Hershey Co.	31,890	3,620
	Molson Coors Brewing Co.
	Class B	41,760	3,427
	Conagra Brands Inc.	90,974	3,427
	JM Smucker Co.	25,595	3,180
	Brown-Forman Corp.
	Class B	44,350	3,045
	Church & Dwight Co. Inc.	56,588	2,839
	McCormick & Co. Inc.	26,865	2,738
	Hormel Foods Corp.	61,220	2,228
	Coty Inc. Class A	107,188	2,132
	Campbell Soup Co.	44,016	2,118
			422,210
Energy (6.0%)
	Exxon Mobil Corp.	956,405	79,994
	Chevron Corp.	428,637	53,661
	Schlumberger Ltd.	312,475	21,058
	ConocoPhillips	269,087	14,770
	EOG Resources Inc.	130,030	14,032
	Occidental Petroleum Corp.	172,345	12,695
	Phillips 66	96,940	9,805
	Halliburton Co.	195,749	9,566
	Valero Energy Corp.	98,735	9,075
	Kinder Morgan Inc.	432,184	7,810
	Marathon Petroleum Corp.	110,030	7,260
	Pioneer Natural Resources
	Co.	38,447	6,646
	Anadarko Petroleum Corp.	122,509	6,571
	Williams Cos. Inc.	186,531	5,687
*	Concho Resources Inc.	33,618	5,050
	Devon Energy Corp.	118,723	4,915
	ONEOK Inc.	85,912	4,592
	Andeavor	32,563	3,723
	Apache Corp.	85,989	3,630
	Marathon Oil Corp.	193,183	3,271
	Noble Energy Inc.	110,272	3,213
	EQT Corp.	54,931	3,127
	TechnipFMC plc	99,310	3,109
	National Oilwell Varco Inc.	86,022	3,099
	Baker Hughes a GE Co.	96,985	3,069
	Cabot Oil & Gas Corp.	104,624	2,992
	Hess Corp.	61,043	2,898

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Cimarex Energy Co.	21,506	2,624
	Helmerich & Payne Inc.	24,728	1,598
*	Newfield Exploration Co.	45,738	1,442
	Range Resources Corp.	52,681	899
*	Chesapeake Energy Corp.	212,243	840
			312,721
Financials (14.7%)
	JPMorgan Chase & Co.	783,509	83,788
*	Berkshire Hathaway Inc.
	Class B	403,353	79,953
	Bank of America Corp.	2,189,590	64,637
	Wells Fargo & Co.	1,000,250	60,685
	Citigroup Inc.	596,865	44,413
	Goldman Sachs Group Inc.	79,006	20,128
	US Bancorp	356,282	19,090
	Morgan Stanley	313,616	16,455
	American Express Co.	163,142	16,202
	PNC Financial Services
	Group Inc.	107,796	15,554
	Chubb Ltd.	104,732	15,304
	BlackRock Inc.	27,838	14,301
	Charles Schwab Corp.	269,061	13,822
	Bank of New York Mellon
	Corp.	230,468	12,413
	American International
	Group Inc.	203,160	12,104
	MetLife Inc.	238,668	12,067
	CME Group Inc.	76,835	11,222
	Prudential Financial Inc.	95,965	11,034
	Capital One Financial Corp.	108,977	10,852
	S&P Global Inc.	57,634	9,763
	Marsh & McLennan
	Cos. Inc.	115,171	9,374
	Intercontinental Exchange
	Inc.	132,425	9,344
	BB&T Corp.	177,787	8,840
	Allstate Corp.	80,984	8,480
	Travelers Cos. Inc.	61,651	8,362
	State Street Corp.	83,500	8,150
	Aflac Inc.	88,864	7,800
	Aon plc	56,286	7,542
	Progressive Corp.	131,279	7,394
	SunTrust Banks Inc.	106,831	6,900
	Synchrony Financial	165,226	6,379
	Discover Financial Services	81,443	6,265
*	Berkshire Hathaway Inc.
	Class A	21	6,250
	M&T Bank Corp.	33,759	5,772
	T. Rowe Price Group Inc.	54,439	5,712
	Ameriprise Financial Inc.	33,314	5,646
	Moody’s Corp.	37,540	5,541
	KeyCorp	241,082	4,863
	Northern Trust Corp.	48,547	4,849
	Fifth Third Bancorp	157,514	4,779
	Citizens Financial Group
	Inc.	110,067	4,621
	Hartford Financial Services
	Group Inc.	80,034	4,504
	Regions Financial Corp.	259,812	4,490
	Willis Towers Watson plc	29,730	4,480
	Principal Financial Group
	Inc.	60,564	4,273
	Lincoln National Corp.	48,650	3,740
	Huntington Bancshares Inc.	240,060	3,495
	Comerica Inc.	38,799	3,368
	Invesco Ltd.	91,854	3,356
	Franklin Resources Inc.	74,424	3,225
	Cboe Global Markets Inc.	25,697	3,202
	Loews Corp.	62,427	3,123
*	E*TRADE Financial Corp.	60,653	3,007

			Market
			Value•
		Shares	($000)
	Unum Group	50,123	2,751
	Raymond James Financial
	Inc.	29,092	2,598
	Affiliated Managers Group
	Inc.	12,608	2,588
	Arthur J Gallagher & Co.	40,774	2,580
	Cincinnati Financial Corp.	33,815	2,535
	Zions Bancorporation	45,895	2,333
	Torchmark Corp.	23,734	2,153
	Everest Re Group Ltd.	9,346	2,068
	XL Group Ltd.	58,343	2,051
	Nasdaq Inc.	26,317	2,022
	Leucadia National Corp.	72,214	1,913
	People’s United Financial
	Inc.	78,925	1,476
*	Brighthouse Financial Inc.	21,888	1,283
	Assurant Inc.	12,387	1,249
	Navient Corp.	56,435	752
			761,265
Health Care (13.7%)
	Johnson & Johnson	606,254	84,706
	Pfizer Inc.	1,344,764	48,707
	UnitedHealth Group Inc.	218,586	48,189
	AbbVie Inc.	359,727	34,789
	Merck & Co. Inc.	616,842	34,710
	Amgen Inc.	163,746	28,475
	Medtronic plc	305,147	24,641
	Bristol-Myers Squibb Co.	368,942	22,609
	Abbott Laboratories	392,692	22,411
	Gilead Sciences Inc.	294,644	21,108
*	Celgene Corp.	177,480	18,522
	Eli Lilly & Co.	218,509	18,455
	Thermo Fisher Scientific
	Inc.	90,439	17,173
*	Biogen Inc.	47,688	15,192
	Aetna Inc.	73,469	13,253
	Anthem Inc.	57,858	13,019
	Danaher Corp.	137,992	12,808
	Becton Dickinson and Co.	59,765	12,793
	Allergan plc	75,178	12,298
	Cigna Corp.	55,509	11,273
	Stryker Corp.	72,485	11,224
*	Express Scripts Holding Co.	127,410	9,510
*	Intuitive Surgical Inc.	25,287	9,228
*	Vertex Pharmaceuticals Inc.	57,085	8,555
	Humana Inc.	32,114	7,966
	Zoetis Inc.	109,879	7,916
*	Boston Scientific Corp.	309,162	7,664
	McKesson Corp.	46,974	7,326
	Baxter International Inc.	113,193	7,317
*	Illumina Inc.	32,932	7,195
*	Regeneron Pharmaceuticals
	Inc.	17,383	6,535
*	Alexion Pharmaceuticals
	Inc.	50,403	6,028
*	HCA Healthcare Inc.	63,448	5,573
	Zimmer Biomet Holdings
	Inc.	45,715	5,516
*	Edwards Lifesciences Corp.	47,522	5,356
*	Mylan NV	121,232	5,129
	Agilent Technologies Inc.	72,631	4,864
*	Cerner Corp.	71,276	4,803
	Cardinal Health Inc.	71,469	4,379
*	Centene Corp.	38,903	3,925
*	Incyte Corp.	39,406	3,732
*	Laboratory Corp. of America
	Holdings	23,078	3,681
*	Align Technology Inc.	16,300	3,622
*	Mettler-Toledo International
	Inc.	5,768	3,573

			Market
			Value•
		Shares	($000)
*	Waters Corp.	18,007	3,479
	Dentsply Sirona Inc.	51,904	3,417
	AmerisourceBergen Corp.
	Class A	36,606	3,361
*	IQVIA Holdings Inc.	32,803	3,211
*	IDEXX Laboratories Inc.	19,770	3,092
	Quest Diagnostics Inc.	30,980	3,051
	ResMed Inc.	32,327	2,738
*	Hologic Inc.	61,615	2,634
	Perrigo Co. plc	29,426	2,565
*	Henry Schein Inc.	36,100	2,523
*	DaVita Inc.	34,804	2,515
	Cooper Cos. Inc.	11,057	2,409
*	Varian Medical Systems
	Inc.	20,772	2,309
	Universal Health Services
	Inc. Class B	20,052	2,273
	PerkinElmer Inc.	25,256	1,847
*	Envision Healthcare Corp.	28,193	974
	Patterson Cos. Inc.	19,100	690
			708,836
Industrials (10.1%)
	Boeing Co.	126,375	37,269
	General Electric Co.	1,955,377	34,121
	3M Co.	134,696	31,703
	Honeywell International
	Inc.	171,863	26,357
	Union Pacific Corp.	177,566	23,812
	United Technologies Corp.	167,388	21,354
	Caterpillar Inc.	134,133	21,137
	United Parcel Service Inc.
	Class B	155,021	18,471
	Lockheed Martin Corp.	56,366	18,096
	FedEx Corp.	55,625	13,881
	General Dynamics Corp.	62,652	12,747
	Raytheon Co.	65,210	12,250
	Northrop Grumman Corp.	39,246	12,045
	Illinois Tool Works Inc.	69,400	11,579
	Deere & Co.	72,040	11,275
	CSX Corp.	201,456	11,082
	Emerson Electric Co.	144,410	10,064
	Norfolk Southern Corp.	64,461	9,340
	Delta Air Lines Inc.	147,732	8,273
	Southwest Airlines Co.	122,989	8,050
	Johnson Controls
	International plc	209,832	7,997
	Eaton Corp. plc	99,077	7,828
	Waste Management Inc.	89,535	7,727
	Cummins Inc.	34,984	6,180
	Parker-Hannifin Corp.	30,012	5,990
	Roper Technologies Inc.	23,047	5,969
	Stanley Black & Decker
	Inc.	34,627	5,876
	Rockwell Automation Inc.	28,956	5,685
	PACCAR Inc.	79,330	5,639
	Ingersoll-Rand plc	55,979	4,993
	Rockwell Collins Inc.	36,761	4,985
	Fortive Corp.	68,846	4,981
	American Airlines Group
	Inc.	95,708	4,980
*	United Continental
	Holdings Inc.	56,505	3,808
	AMETEK Inc.	52,004	3,769
*	IHS Markit Ltd.	82,307	3,716
	Dover Corp.	35,354	3,570
	Fastenal Co.	65,268	3,569
	Republic Services Inc.
	Class A	51,902	3,509
	L3 Technologies Inc.	17,681	3,498
	Textron Inc.	59,990	3,395

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Verisk Analytics Inc.
	Class A	35,072	3,367
*	United Rentals Inc.	19,258	3,311
	Equifax Inc.	27,120	3,198
	Masco Corp.	68,855	3,025
	Cintas Corp.	19,350	3,015
	TransDigm Group Inc.	10,928	3,001
	CH Robinson Worldwide
	Inc.	31,882	2,840
	Xylem Inc.	40,648	2,772
	Nielsen Holdings plc	76,145	2,772
	WW Grainger Inc.	11,564	2,732
	Pentair plc	37,474	2,646
	Arconic Inc.	95,959	2,615
	Expeditors International of
	Washington Inc.	39,690	2,568
	Kansas City Southern	23,757	2,500
	Fortune Brands Home
	& Security Inc.	35,033	2,398
	Snap-on Inc.	12,936	2,255
	JB Hunt Transport
	Services Inc.	19,380	2,228
	Alaska Air Group Inc.	28,314	2,081
	AO Smith Corp.	33,164	2,032
	Jacobs Engineering Group
	Inc.	27,272	1,799
	Allegion plc	21,593	1,718
	Acuity Brands Inc.	9,608	1,691
	Fluor Corp.	31,776	1,641
	Robert Half International
	Inc.	28,639	1,591
*	Quanta Services Inc.	34,694	1,357
*	Stericycle Inc.	19,712	1,340
	Flowserve Corp.	30,244	1,274
			524,337
Information Technology (23.7%)
	Apple Inc.	1,158,584	196,067
	Microsoft Corp.	1,740,961	148,922
*	Facebook Inc. Class A	538,156	94,963
*	Alphabet Inc. Class C	67,991	71,146
*	Alphabet Inc. Class A	67,379	70,977
	Intel Corp.	1,056,039	48,747
	Visa Inc. Class A	409,415	46,681
	Cisco Systems Inc.	1,114,546	42,687
	Oracle Corp.	687,294	32,495
	Mastercard Inc. Class A	209,650	31,733
	International Business
	Machines Corp.	194,178	29,791
	NVIDIA Corp.	136,706	26,453
	Broadcom Ltd.	91,714	23,561
	Texas Instruments Inc.	222,569	23,245
	Accenture plc Class A	139,464	21,351
	QUALCOMM Inc.	332,476	21,285
*	Adobe Systems Inc.	111,165	19,481
*	PayPal Holdings Inc.	254,874	18,764
*	salesforce.com Inc.	154,620	15,807
	Applied Materials Inc.	240,404	12,289
	Automatic Data
	Processing Inc.	100,133	11,735
	Activision Blizzard Inc.	170,410	10,790
*	Micron Technology Inc.	260,198	10,699
	Cognizant Technology
	Solutions Corp. Class A	133,144	9,456
	Intuit Inc.	54,959	8,671
*	eBay Inc.	218,571	8,249
	HP Inc.	377,040	7,922
	TE Connectivity Ltd.	79,779	7,582
	Analog Devices Inc.	83,012	7,391
*	Electronic Arts Inc.	69,660	7,318

			Market
			Value•
		Shares	($000)
	Fidelity National Information
	Services Inc.	75,074	7,064
	Lam Research Corp.	36,625	6,742
	Corning Inc.	194,888	6,234
*	Fiserv Inc.	46,745	6,130
	DXC Technology Co.	64,262	6,098
	Amphenol Corp. Class A	68,900	6,049
	Western Digital Corp.	66,598	5,297
*	Autodesk Inc.	49,471	5,186
	Hewlett Packard Enterprise
	Co.	357,940	5,140
	Paychex Inc.	72,199	4,915
*	Red Hat Inc.	40,068	4,812
	Microchip Technology Inc.	52,607	4,623
	Skyworks Solutions Inc.	41,587	3,949
	Symantec Corp.	138,852	3,896
	Harris Corp.	27,059	3,833
	Xilinx Inc.	56,297	3,796
	KLA-Tencor Corp.	35,493	3,729
	Global Payments Inc.	35,705	3,579
	NetApp Inc.	60,773	3,362
	Motorola Solutions Inc.	36,822	3,327
	Total System Services Inc.	37,848	2,993
*	Synopsys Inc.	34,122	2,909
*	Citrix Systems Inc.	32,496	2,860
*	ANSYS Inc.	19,148	2,826
	Alliance Data Systems Corp.	10,905	2,764
	Seagate Technology plc	65,350	2,734
*	Cadence Design Systems
	Inc.	63,361	2,650
*	Akamai Technologies Inc.	38,852	2,527
*	Gartner Inc.	20,397	2,512
	Juniper Networks Inc.	83,471	2,379
	CA Inc.	71,147	2,368
*	VeriSign Inc.	19,350	2,214
	Western Union Co.	101,185	1,924
*	Qorvo Inc.	28,849	1,921
*	F5 Networks Inc.	14,406	1,890
*	Advanced Micro Devices
	Inc.	183,781	1,889
	FLIR Systems Inc.	31,563	1,471
	Xerox Corp.	48,786	1,422
	CSRA Inc.	38,014	1,137
			1,227,409
Materials (3.0%)
	DowDuPont Inc.	527,706	37,583
	Monsanto Co.	99,130	11,576
	Praxair Inc.	64,534	9,982
	Air Products & Chemicals
	Inc.	49,235	8,079
	LyondellBasell Industries
	NV Class A	72,696	8,020
	Ecolab Inc.	58,775	7,887
	Sherwin-Williams Co.	18,593	7,624
	PPG Industries Inc.	57,075	6,668
*	Freeport-McMoRan Inc.	303,090	5,747
	International Paper Co.	93,206	5,400
	Nucor Corp.	72,060	4,582
	Newmont Mining Corp.	120,381	4,517
	Vulcan Materials Co.	29,977	3,848
	WestRock Co.	57,140	3,612
	Albemarle Corp.	25,040	3,202
	Martin Marietta Materials
	Inc.	14,234	3,146
	Eastman Chemical Co.	32,906	3,048
	Ball Corp.	79,344	3,003
	FMC Corp.	30,394	2,877
	International Flavors
	& Fragrances Inc.	17,942	2,738
	Packaging Corp. of America	20,975	2,529

			Market
			Value•
		Shares	($000)
	Avery Dennison Corp.	19,928	2,289
	CF Industries Holdings Inc.	53,065	2,257
	Mosaic Co.	79,543	2,041
	Sealed Air Corp.	40,996	2,021
			154,276
Real Estate (2.9%)
	American Tower Corp.	96,740	13,802
	Simon Property Group Inc.	70,098	12,039
	Crown Castle International
	Corp.	91,529	10,161
	Equinix Inc.	17,674	8,010
	Prologis Inc.	119,821	7,730
	Public Storage	33,769	7,058
	Weyerhaeuser Co.	169,725	5,984
	AvalonBay Communities
	Inc.	30,904	5,514
	Welltower Inc.	83,331	5,314
	Equity Residential	83,004	5,293
	Digital Realty Trust Inc.	46,241	5,267
	Ventas Inc.	80,597	4,837
	Boston Properties Inc.	34,687	4,510
*	SBA Communications
	Corp. Class A	26,441	4,319
	Essex Property Trust Inc.	14,957	3,610
	Realty Income Corp.	62,257	3,550
	Host Hotels & Resorts Inc.	167,418	3,323
	GGP Inc.	141,682	3,314
	Vornado Realty Trust	38,994	3,049
*	CBRE Group Inc. Class A	68,116	2,950
	HCP Inc.	107,031	2,791
	Alexandria Real Estate
	Equities Inc.	21,226	2,772
	Mid-America Apartment
	Communities Inc.	25,647	2,579
	Extra Space Storage Inc.	28,482	2,491
	Iron Mountain Inc.	63,469	2,395
	UDR Inc.	60,578	2,333
	Regency Centers Corp.	33,581	2,323
	SL Green Realty Corp.	22,554	2,276
	Federal Realty Investment
	Trust	16,498	2,191
	Duke Realty Corp.	78,308	2,131
	Kimco Realty Corp.	97,622	1,772
	Macerich Co.	24,977	1,640
	Apartment Investment
	& Management Co.	35,833	1,566
			148,894
Telecommunication Services (2.1%)
	AT&T Inc.	1,384,836	53,842
	Verizon Communications
	Inc.	920,228	48,708
	CenturyLink Inc.	219,797	3,666
			106,216
Utilities (2.9%)
	NextEra Energy Inc.	106,389	16,617
	Duke Energy Corp.	158,036	13,292
	Dominion Energy Inc.	145,410	11,787
	Southern Co.	225,792	10,858
	Exelon Corp.	216,623	8,537
	American Electric Power
	Co. Inc.	110,963	8,164
	Sempra Energy	56,611	6,053
	Consolidated Edison Inc.	69,967	5,944
	Public Service Enterprise
	Group Inc.	114,287	5,886
	Xcel Energy Inc.	114,640	5,515
	PG&E Corp.	115,825	5,192
	PPL Corp.	154,369	4,778
	WEC Energy Group Inc.	70,502	4,683
	Edison International	73,613	4,655

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Eversource Energy	71,634	4,526
DTE Energy Co.	40,548	4,438
American Water Works
Co. Inc.	40,385	3,695
Entergy Corp.	40,593	3,304
Ameren Corp.	54,711	3,227
FirstEnergy Corp.	100,402	3,074
CMS Energy Corp.	63,760	3,016
CenterPoint Energy Inc.	97,589	2,768
Alliant Energy Corp.	52,253	2,227
Pinnacle West Capital Corp.	25,357	2,160
NRG Energy Inc.	68,974	1,964
NiSource Inc.	74,351	1,909
AES Corp.	150,370	1,629
SCANA Corp.	32,651	1,299
		151,197
Total Common Stocks
(Cost $3,252,098)		5,145,815
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
[2] Vanguard Market
Liquidity Fund,
1.458%	221,919	22,194

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
	United States Cash
	Management Bill,
	1.048%, 1/2/18	1,000	1,000
	United States Treasury Bill,
	1.116%, 2/22/18	400	399
[3]	United States Treasury Bill,
	1.169%, 3/22/18	200	200
[3]	United States Treasury Bill,
	1.446%, 5/31/18	900	895
			2,494
Total Temporary Cash Investments
(Cost $24,689)			24,688
Total Investments (99.9%)
(Cost $3,276,787)			5,170,503

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	284
Receivables for Investment Securities Sold 5,512
Receivables for Accrued Income	5,237
Receivables for Capital Shares Issued	4,485
Total Other Assets	15,518
Liabilities
Payables for Investment Securities
Purchased	(1,846)
Payables for Capital Shares Redeemed	(3,066)
Payables to Vanguard	(3,235)
Variation Margin Payable—Futures Contracts (96)
Total Liabilities	(8,243)
Net Assets (100%)
Applicable to 125,761,224 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,177,778
Net Asset Value Per Share $41.17

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,113,530
Undistributed Net Investment Income	84,581
Accumulated Net Realized Gains	85,784
Unrealized Appreciation (Depreciation)
Investment Securities	1,893,716
Futures Contracts	167
Net Assets	5,177,778

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0%
and -0.01%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Securities with a value of $905,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	219	29,302	167

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Dividends	94,689
Interest[1]	252
Securities Lending—Net	49
Total Income	94,990
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,159
Management and Administrative	5,018
Marketing and Distribution	678
Custodian Fees	81
Auditing Fees	82
Shareholders’ Reports and Proxy	107
Trustees’ Fees and Expenses	4
Total Expenses	7,129
Net Investment Income	87,861
Realized Net Gain (Loss)
Investment Securities Sold[1]	82,084
Futures Contracts	3,649
Realized Net Gain (Loss)	85,733
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	757,477
Futures Contracts	285
Change in Unrealized Appreciation
(Depreciation)	757,762
Net Increase (Decrease) in Net Assets
Resulting from Operations	931,356

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $239,000, $0, and ($2,000), respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	87,861	85,626
Realized Net Gain (Loss)	85,733	145,708
Change in Unrealized Appreciation (Depreciation)	757,762	236,189
Net Increase (Decrease) in Net Assets Resulting from Operations	931,356	467,523
Distributions
Net Investment Income	(85,191)	(91,047)
Realized Capital Gain[1]	(145,507)	(74,373)
Total Distributions	(230,698)	(165,420)
Capital Share Transactions
Issued	429,437	466,783
Issued in Lieu of Cash Distributions	230,698	165,420
Redeemed	(512,346)	(589,792)
Net Increase (Decrease) from Capital Share Transactions	147,789	42,411
Total Increase (Decrease)	848,447	344,514
Net Assets
Beginning of Period	4,329,331	3,984,817
End of Period[2]	5,177,778	4,329,331

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,181,000 and $600,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $84,581,000 and $81,911,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$35.63	$33.25	$34.44	$31.50	$24.93
Investment Operations
Net Investment Income	.699[1]	.704	.759[2]	.587	.545
Net Realized and Unrealized Gain (Loss)
on Investments	6.734	3.055	(.338)	3.522	7.235
Total from Investment Operations	7.433	3.759	.421	4.109	7.780
Distributions
Dividends from Net Investment Income	(.699)	(.759)	(.569)	(.555)	(.505)
Distributions from Realized Capital Gains	(1.194)	(.620)	(1.042)	(.614)	(.705)
Total Distributions	(1.893)	(1.379)	(1.611)	(1.169)	(1.210)
Net Asset Value, End of Period	$41.17	$35.63	$33.25	$34.44	$31.50

Total Return	21.66%	11.81%	1.27%	13.51%	32.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,178	$4,329	$3,985	$3,784	$3,199
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.85%	2.08%	2.31%[2]	1.88%	1.96%
Portfolio Turnover Rate	5%	7%	4%	7%	8%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event

Vanguard Equity Index Portfolio

of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $284,000, representing 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,145,815	—	—
Temporary Cash Investments	22,194	2,494	—
Futures Contracts—Liabilities[1]	(96)	—	—
Total	5,167,913	2,494	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $89,545,000 of ordinary income and $83,840,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $3,276,787,000.

Net unrealized appreciation of investment securities for tax purposes was $1,893,716,000, consisting of unrealized gains of $2,068,004,000 on securities that had risen in value since their purchase and $174,288,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2017, the portfolio purchased $214,413,000 of investment securities and sold $220,839,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	11,409	14,135
Issued in Lieu of Cash Distributions	6,442	5,208
Redeemed	(13,593)	(17,679)
Net Increase (Decrease) in Shares Outstanding	4,258	1,664

At December 31, 2017, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio) were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 63%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Equity Index Portfolio (one of the funds constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $142,326,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 97.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,113.30	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard Equity Index Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-
Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Global Bond Index Portfolio

For the brief period from its September 7, 2017, inception through December 31, 2017, Vanguard Global Bond Index Portfolio returned –0.15%. It performed in line with its composite index, which consists of 70% Bloomberg Barclays U.S. Aggregate Float Adjusted Index and 30% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged). The portfolio underperformed the average return of its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The table below shows the returns of your portfolio and its comparative standards for the period.

As of the end of 2017, the portfolio’s 30-day SEC yield stood at 1.99%.

The Federal Reserve continued tightening in the United States

The macroeconomic backdrop remained positive stateside during the period. GDP stayed above 3% in the third quarter, and solid job creation helped push the U.S. unemployment rate to a 17-year low of 4.1%. Defying expectations, the tight labor market did not translate into significant wage increases, and inflation remained subdued.

The Federal Reserve saw the economy as strong enough to stand further moves toward monetary policy normalization. It raised short-term interest rates in December, the third increase in 2017; that put the federal funds target range at 1.25%–1.5%. In October, the Fed also began reducing its $4.5 trillion balance sheet.

U.S. bonds returned about –0.4% for the period. With the yields of U.S. Treasuries rising across the maturity spectrum, these securities—which make up the largest slice of the U.S. bond market—posted a return of below –1%. Returns of government mortgage-backed securities were generally a little better.

Although short-term U.S. investment-grade corporate bonds lost ground, their longer-term counterparts finished in positive territory, lifting the overall return from these bonds to about 0.7%. Longer-term bonds and those of lower credit quality outperformed. Bonds issued by industrial companies and financial institutions outpaced those of utilities.

Elsewhere, monetary policy also turned a little less accommodative

With economic growth accelerating and labor supply tightening in a number of developed markets, some central banks adopted slightly less accommodative monetary stances during the period.

In November, the Bank of England raised its repurchase rate target for the first time in more than a decade. It stressed, however, that further increases would be limited and gradual, and it left its asset purchase program unchanged. The European Central Bank left rates alone but announced plans to curtail its asset purchases from 60 billion euros per month to 30 billion starting in January 2018. In contrast, Japan—another large bond issuer—left both rates and its asset purchase program unchanged.

The non-U.S. bonds in the portfolio returned close to 0.4%. Among the portfolio’s largest constituents, the best performers included Canada, Japan, and a number of euro zone countries including France, Italy, and Belgium. Mexico, the United Kingdom, and South Korea significantly detracted from results.

By credit quality, bonds in the lowest investment-grade category returned a little more on average than higher-quality bonds. By maturity, the picture was mixed.

Total Returns
		Returns
		Since Inception
		(9/7/2017)
Vanguard Global Bond Index Portfolio		-0.15%
Global Bond Composite Index[1]		-0.16
Variable Insurance Global Income Funds Average[2]		-0.78

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
	Acquired Fund Fees	Global Income
	and Expenses[3]	Funds Average[4]
Global Bond Index Portfolio	0.14%	0.83%

1 Weighted 70% Bloomberg Barclays U.S. Aggregate Float Adjusted Index and 30% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged).
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 This figure—drawn from the prospectus dated September 7, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the
“acquired” funds) in which the Global Bond Index Portfolio invests. The Global Bond Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2017, the annualized acquired fund fees and expenses were 0.14%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Global Bond Index Portfolio

Portfolio Profile
As of December 31, 2017
Total Portfolio Characteristics
Yield[1]	1.99%
Acquired Fund Fees and Expenses[2]	0.14%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	70.0%
Vanguard Total International Bond
Index Fund	30.0

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated September 7, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the
“acquired” funds) in which the Global Bond Index Portfolio invests. The Global Bond Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2017, the annualized acquired fund fees and expenses were 0.14%.

Vanguard Global Bond Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: September 7, 2017–December 31, 2017

Initial Investment of $10,000

	Total Return	Final Value
Period Ended December 31, 2017		of a $10,000
Since Inception[1]		Investment
Global Bond Index Portfolio	-0.15%	$9,985
Global Bond Composite Index[2]	-0.16	9,984
Variable Insurance Global Income Funds Average[3]	-0.78	9,922

Fiscal-Year Total Returns (%): September 7, 2017–December 31, 2017

Global Bond Index Portfolio
Global Bond Composite Index

1 Returns since inception: September 7, 2017. “Since Inception” performance is calculated from the inception date for both the portfolio and its comparative standards.
2 Weighted 70% Bloomberg Barclays U.S. Aggregate Float Adjusted Index and 30% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged).
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Global Bond Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Bond Fund (69.9%)
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio	3,222,856	38,191

International Bond Fund (30.0%)
Vanguard Total International Bond Index Fund Admiral Shares	753,630	16,354
Total Investment Companies (Cost $54,657)		54,545
Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
[1] Vanguard Market Liquidity Fund, 1.458% (Cost $339)	3,390	339
Total Investments (100.5%) (Cost $54,996)		54,884
Other Assets and Liabilities (-0.5%)
Other Assets		146
Liabilities		(420)
		(274)
Net Assets (100%)
Applicable to 2,735,260 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		54,610
Net Asset Value Per Share		$19.97

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		54,884
Receivables for Capital Shares Issued		144
Other Assets		2
Total Assets		55,030
Liabilities
Payables for Investment Securities Purchased		420
Total Liabilities		420
Net Assets		54,610

At December 31, 2017, net assets consisted of:
		Amount
		($000)
Paid-in Capital		54,483
Undistributed Net Investment Income		221
Accumulated Net Realized Gains		18
Unrealized Appreciation (Depreciation)		(112)
Net Assets		54,610
• See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Global Bond Index Portfolio

Statement of Operations

September 7, 2017[1] to
December 31, 2017
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	218
Other Income	3
Net Investment Income—Note B	221
Realized Net Gain (Loss)
Affiliated Investment Securities Sold	18
Realized Net Gain (Loss)	18
Change in Unrealized Appreciation
(Depreciation) From Affiliated Funds	(112)
Net Increase (Decrease) in Net Assets
Resulting from Operations	127
1 Inception.

Statement of Changes in Net Assets

September 7, 2017[1] to
December 31, 2017
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	221
Realized Net Gain (Loss)	18
Change in Unrealized Appreciation (Depreciation)	(112)
Net Increase (Decrease) in Net Assets Resulting from Operations	127
Distributions
Net Investment Income	—
Realized Capital Gain	—
Capital Share Transactions
Issued	54,901
Issued in Lieu of Cash Distributions	—
Redeemed	(418)
Net Increase (Decrease) from Capital Share Transactions	54,483
Total Increase (Decrease)	54,610
Net Assets
Beginning of Period	—
End of Period[2]	54,610
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $221,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Global Bond Index Portfolio

Financial Highlights

September 7, 2017[1] to
For a Share Outstanding Throughout the Period	December 31, 2017
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.164
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(.194)
Total from Investment Operations	(.030)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$19.97

Total Return	-0.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$55
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.14%[3]
Ratio of Net Investment Income to Average Net Assets	2.59%[3]
Portfolio Turnover Rate	8%
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Global Bond Index Portfolio

Notes to Financial Statements

Vanguard Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The Portfolio invests a substantial amount of its assets in VVIF Total Bond Market Index Portfolio. The accompanying financial statements of VVIF Total Bond Market Index Portfolio should be read in conjunction with the financial statements of the Portfolio. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended December 31, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2017, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2017, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $238,000 of ordinary income available for distribution.

Vanguard Global Bond Index Portfolio

At December 31, 2017, the cost of investment securities for tax purposes was $54,996,000. Net unrealized depreciation of investment securities for tax purposes was $112,000, consisting of unrealized gains of $52,000 on securities that had risen in value since their purchase and $164,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

September 7, 2017[1] to
December 31, 2017
Shares
(000)
Issued	2,756
Issued in Lieu of Cash Distributions	—
Redeemed	(21)
Net Increase (Decrease) in Shares Outstanding	2,735
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 7,		Proceeds	Net				Dec. 31,
	2017[1]		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA [2]	NA [2]	—	—	1	—	339
Vanguard Total
International Bond
Index Fund	—	17,417	907	8	(164)	217	—	16,354
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	—	39,778	1,649	10	52	—	—	38,191
Total	—	57,195	2,556	18	(112)	218	—	54,884
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Global Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Global Bond Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Global Bond Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 7, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period September 7, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by agreement to the underlying ownership records of the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard Global
Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 0.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The portfolio designates to shareholders foreign source income of $0 and foreign taxes paid of $0.
Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

Vanguard Global Bond Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Variable Insurance Fund Global Bond Index Portfolio, using an internalized management structure whereby The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group, would provide investment advisory services to the portfolio. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the portfolio and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided to the portfolio and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that, in its management of other Vanguard funds, the Fixed Income Group has a track record of consistent performance and disciplined investment processes. Information about the portfolio’s performance since inception can be found on the Performance Summary page of this report.

Cost

The board concluded that the portfolio’s acquired fund fees and expenses will be well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

Vanguard Global Bond Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Global Bond Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Global Bond Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Period Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Bond Index Portfolio	9/7/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$998.50	$0.44
Based on Hypothetical 5% Yearly Return	1,000.00	1,015.31	0.45

1 The calculations are based on the Global Bond Index Portfolio’s acquired fund fees and expenses for the most recent period. The Global Bond Index Portfolio’s annualized expense figure for that period is 0.14%.
The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the period since inception September 7,2017, to December 31, 2017, then divided by the number of days in the 12-month period (116/365).

Vanguard Global Bond Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float
Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Bond Index Portfolio and neither Bloomberg nor
Barclays has any responsibilities, obligations or duties to investors in the Global Bond Index Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Bond Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Bond Index Portfolio or the owners of the Global Bond Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Bond Index Portfolio. Investors acquire the Global Bond Index
Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Bond Index Portfolio. The Global Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Bond Index Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Bond Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Bond Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Bond Index Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Bond
Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Bond Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the
Global Bond Index Portfolio, investors or other third parties.

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OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG
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ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG
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© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved

Vanguard® Total Bond Market Index Portfolio

Interest rates were pulled in different directions through much of 2017, but bond prices overall ended higher than where they had started. Vanguard Total Bond Market Index Portfolio returned 3.57% for the 12-month period, thanks in part to the increased market value of its holdings. The portfolio’s performance was in line with that of its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and a little shy of the average return of its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of December 31, 2017, the portfolio’s 30-day SEC yield was 2.44%, up from 2.33% at the end of 2016.

The Federal Reserve further tightened monetary policy

The macroeconomic backdrop remained positive. GDP growth accelerated as the year progressed, and solid job creation helped push the U.S. unemployment rate to a 17-year low of 4.1%. Defying expectations, the tight labor market did not translate into significant wage increases, and inflation remained subdued.

The Federal Reserve saw the economy as strong enough to stand further moves toward monetary policy normalization. It raised short-term interest rates in March, June, and December, putting the federal funds target range at 1.25%–1.5%. In October, it also began reducing its $4.5 trillion balance sheet. The yield of the 2-year U.S. Treasury note rose 70 basis points over the period to 1.89%, and that of the 5-year note rose 28 basis points to 2.21%. (A basis point is one one-hundredth of a percentage point.)

The longer-term U.S. outlook remained largely unchanged

The 12-month period began with optimism about the Trump administration’s agenda for tax reform, infrastructure spending, and greater deregulation—all of which were expected to spark economic growth. The outlook dimmed a little, however, as it became clear that the slate of policy initiatives could prove harder to implement than anticipated.

Long-term market expectations for growth and inflation finished the period not far from where they started, even with the fiscal stimulus in the tax-reform bill that was signed into law just before year-end. That steady outlook was reflected in the yield of the bellwether 10-year Treasury note, which finished 2017 at 2.41%, down just 4 basis points from a year earlier.

Corporate issues outperformed other bond market segments

Treasuries, which make up roughly 40% of the portfolio, returned more than 2%. Long-term Treasuries, which fell sharply over the final months of 2016, climbed about 8.5% in 2017. Intermediate-term Treasuries rose much more modestly, by a little over 1%. Returns of government mortgage-backed securities were more or less in line with those of Treasuries.

Investment-grade corporate bonds returned about 6.4%. Here, too, long-term bonds outperformed, returning just over 12%. The average spread in corporate bond yields versus Treasuries finished a little tighter as growth prospects picked up.

By sector, bonds issued by utilities and industrial companies outpaced those of financial institutions. By credit quality, lower-rated bonds advanced more than higher-rated ones.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Total Bond Market Index Portfolio	3.57%	3.89%
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index[1]	3.63	4.03
Spliced Variable Insurance Core Bond Funds Average[2,3]	3.73	3.81

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[4]
Your Portfolio Compared With Its Peer Group
		Variable
		Insurance
		Core Bond
	Portfolio	Funds Average
Total Bond Market Index Portfolio	0.15%	0.73%

1 Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.
2 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Variable Insurance Core Bond Funds Average thereafter.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio’s expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Total Bond Market Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Total Bond Market Index
Portfolio	182,227,922	10,773,445	7,556,507	0	90.9%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Total Bond Market Index
Portfolio	183,551,100	10,648,091	6,358,683	0	91.5%

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of December 31, 2017

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Bonds	6,520	9,706
Yield [2]	2.4%	2.7%
Yield to Maturity	2.7%[3]	2.7%
Average Coupon	3.0%	3.0%
Average Effective Maturity	8.4 years	8.3 years
Average Duration	6.1 years	6.1 years
Expense Ratio [4]	0.15%	—
Short-Term Reserves	3.7%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared		0.99
Beta		1.04

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	0.4%
1–3 Years	23.2
3–5 Years	19.6
5–10 Years	39.3
10–20 Years	3.8
20–30 Years	13.1
Over 30 Years	0.6

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.1%
Finance	8.9
Foreign	5.6
Government Mortgage-Backed	21.2
Industrial	17.3
Treasury/Agency	42.7
Utilities	2.0
Other	0.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	63.9%
Aaa	5.3
Aa	3.5
A	12.6
Baa	14.7

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Bloomberg Barclays U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio’s expense ratio was 0.15%.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	3.57%	1.96%	3.89%	$14,648
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index[1]	3.63	2.10	4.03	14,845
Spliced Variable Insurance Core
Bond Funds Average[2,3]	3.73	2.06	3.81	14,530

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

Total Bond Market Index Portfolio
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index[1]

1 Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.
2 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Variable Insurance Core Bond Funds Average thereafter.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (63.7%)
U.S. Government Securities (40.7%)
United States Treasury Note/Bond	1.125%	1/31/19	1,525	1,514
United States Treasury Note/Bond	1.250%	1/31/19	1,300	1,292
United States Treasury Note/Bond	1.500%	1/31/19	11,025	10,984
United States Treasury Note/Bond	2.750%	2/15/19	2,050	2,070
United States Treasury Note/Bond	8.875%	2/15/19	110	119
United States Treasury Note/Bond	1.125%	2/28/19	7,635	7,573
United States Treasury Note/Bond	1.375%	2/28/19	8,575	8,528
United States Treasury Note/Bond	1.500%	2/28/19	6,500	6,474
United States Treasury Note/Bond	1.000%	3/15/19	10,780	10,672
United States Treasury Note/Bond	1.250%	3/31/19	3,570	3,543
United States Treasury Note/Bond	1.500%	3/31/19	575	572
United States Treasury Note/Bond	1.625%	3/31/19	5,100	5,086
United States Treasury Note/Bond	1.250%	4/30/19	10,716	10,631
United States Treasury Note/Bond	1.625%	4/30/19	12,543	12,506
United States Treasury Note/Bond	0.875%	5/15/19	12,139	11,982
United States Treasury Note/Bond	3.125%	5/15/19	5,200	5,289
United States Treasury Note/Bond	1.125%	5/31/19	5,650	5,593
United States Treasury Note/Bond	1.250%	5/31/19	2,518	2,497
United States Treasury Note/Bond	1.500%	5/31/19	5,100	5,074
United States Treasury Note/Bond	0.875%	6/15/19	6,053	5,969
United States Treasury Note/Bond	1.000%	6/30/19	441	436
United States Treasury Note/Bond	1.250%	6/30/19	14,850	14,718
United States Treasury Note/Bond	1.625%	6/30/19	3,702	3,689
United States Treasury Note/Bond	0.750%	7/15/19	10,440	10,265
United States Treasury Note/Bond	1.375%	7/31/19	1,645	1,633
United States Treasury Note/Bond	1.625%	7/31/19	2,487	2,478
United States Treasury Note/Bond	0.750%	8/15/19	8,514	8,364
United States Treasury Note/Bond	3.625%	8/15/19	1,800	1,850
United States Treasury Note/Bond	8.125%	8/15/19	64	70
United States Treasury Note/Bond	1.000%	8/31/19	175	173
United States Treasury Note/Bond	1.250%	8/31/19	1,500	1,485
United States Treasury Note/Bond	1.625%	8/31/19	4,236	4,219
United States Treasury Note/Bond	0.875%	9/15/19	6,355	6,249
United States Treasury Note/Bond	1.000%	9/30/19	2,075	2,045
United States Treasury Note/Bond	1.750%	9/30/19	2,150	2,145
United States Treasury Note/Bond	1.250%	10/31/19	625	618
United States Treasury Note/Bond	1.500%	10/31/19	3,660	3,635
United States Treasury Note/Bond	1.000%	11/15/19	5,275	5,190
United States Treasury Note/Bond	3.375%	11/15/19	10,318	10,602
United States Treasury Note/Bond	1.500%	11/30/19	4,242	4,211
United States Treasury Note/Bond	1.750%	11/30/19	55	55
United States Treasury Note/Bond	1.375%	12/15/19	7,160	7,091
United States Treasury Note/Bond	1.125%	12/31/19	500	493
United States Treasury Note/Bond	1.625%	12/31/19	3,275	3,258
United States Treasury Note/Bond	1.875%	12/31/19	1,520	1,520
United States Treasury Note/Bond	1.250%	1/31/20	424	418
United States Treasury Note/Bond	1.375%	1/31/20	664	657
United States Treasury Note/Bond	1.375%	2/15/20	9,610	9,505
United States Treasury Note/Bond	3.625%	2/15/20	11,175	11,573
United States Treasury Note/Bond	8.500%	2/15/20	887	1,009
United States Treasury Note/Bond	1.250%	2/29/20	2,143	2,114
United States Treasury Note/Bond	1.375%	2/29/20	7,494	7,410
United States Treasury Note/Bond	1.625%	3/15/20	27,955	27,789
United States Treasury Note/Bond	1.125%	3/31/20	5,900	5,799
United States Treasury Note/Bond	1.375%	3/31/20	7,070	6,988
United States Treasury Note/Bond	1.500%	4/15/20	5,780	5,727
United States Treasury Note/Bond	1.125%	4/30/20	7,175	7,047

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.375%	4/30/20	12,273	12,122
United States Treasury Note/Bond	1.500%	5/15/20	10,100	10,002
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,643
United States Treasury Note/Bond	1.375%	5/31/20	4,300	4,245
United States Treasury Note/Bond	1.500%	5/31/20	4,508	4,463
United States Treasury Note/Bond	1.500%	6/15/20	19,980	19,777
United States Treasury Note/Bond	1.625%	6/30/20	1,110	1,102
United States Treasury Note/Bond	1.875%	6/30/20	7,025	7,016
United States Treasury Note/Bond	1.500%	7/15/20	17,367	17,182
United States Treasury Note/Bond	1.625%	7/31/20	5,194	5,154
United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,423
United States Treasury Note/Bond	1.500%	8/15/20	12,710	12,571
United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,297
United States Treasury Note/Bond	8.750%	8/15/20	8,425	9,876
United States Treasury Note/Bond	1.375%	8/31/20	1,825	1,798
United States Treasury Note/Bond	2.125%	8/31/20	967	972
United States Treasury Note/Bond	1.375%	9/15/20	18,519	18,256
United States Treasury Note/Bond	2.000%	9/30/20	597	598
United States Treasury Note/Bond	1.625%	10/15/20	21,575	21,383
United States Treasury Note/Bond	1.375%	10/31/20	6,831	6,720
United States Treasury Note/Bond	1.750%	10/31/20	7,636	7,593
United States Treasury Note/Bond	1.750%	11/15/20	14,080	13,999
United States Treasury Note/Bond	2.625%	11/15/20	2,290	2,331
United States Treasury Note/Bond	1.625%	11/30/20	5,586	5,529
United States Treasury Note/Bond	2.000%	11/30/20	8,575	8,583
United States Treasury Note/Bond	1.875%	12/15/20	5,000	4,985
United States Treasury Note/Bond	1.750%	12/31/20	5,856	5,815
United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,240
United States Treasury Note/Bond	1.375%	1/31/21	1,933	1,896
United States Treasury Note/Bond	2.125%	1/31/21	4,171	4,185
United States Treasury Note/Bond	3.625%	2/15/21	6,833	7,165
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,389
United States Treasury Note/Bond	1.125%	2/28/21	580	564
United States Treasury Note/Bond	2.000%	2/28/21	4,050	4,047
United States Treasury Note/Bond	1.250%	3/31/21	11,715	11,426
United States Treasury Note/Bond	2.250%	3/31/21	9,450	9,512
United States Treasury Note/Bond	1.375%	4/30/21	650	636
United States Treasury Note/Bond	2.250%	4/30/21	5,375	5,409
United States Treasury Note/Bond	3.125%	5/15/21	5,975	6,183
United States Treasury Note/Bond	1.375%	5/31/21	4,340	4,242
United States Treasury Note/Bond	2.000%	5/31/21	9,483	9,465
United States Treasury Note/Bond	1.125%	6/30/21	6,671	6,459
United States Treasury Note/Bond	1.125%	7/31/21	9,520	9,206
United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,461
United States Treasury Note/Bond	2.125%	8/15/21	3,845	3,850
United States Treasury Note/Bond	1.125%	8/31/21	1,578	1,524
United States Treasury Note/Bond	2.000%	8/31/21	7,250	7,225
United States Treasury Note/Bond	1.125%	9/30/21	1,417	1,367
United States Treasury Note/Bond	2.125%	9/30/21	1,900	1,901
United States Treasury Note/Bond	1.250%	10/31/21	4,654	4,509
United States Treasury Note/Bond	2.000%	10/31/21	4,670	4,650
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,062
United States Treasury Note/Bond	1.750%	11/30/21	5,622	5,543
United States Treasury Note/Bond	1.875%	11/30/21	3,526	3,497
United States Treasury Note/Bond	2.000%	12/31/21	3,795	3,775
United States Treasury Note/Bond	2.125%	12/31/21	3,528	3,528
United States Treasury Note/Bond	1.500%	1/31/22	2,600	2,535
United States Treasury Note/Bond	1.875%	1/31/22	8,835	8,742
United States Treasury Note/Bond	2.000%	2/15/22	235	234
United States Treasury Note/Bond	1.750%	2/28/22	6,530	6,428

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.875%	2/28/22	5,015	4,960
United States Treasury Note/Bond	1.750%	3/31/22	8,649	8,506
United States Treasury Note/Bond	1.875%	3/31/22	5,865	5,798
United States Treasury Note/Bond	1.750%	4/30/22	4,200	4,127
United States Treasury Note/Bond	1.875%	4/30/22	3,760	3,715
United States Treasury Note/Bond	1.750%	5/15/22	1,367	1,345
United States Treasury Note/Bond	1.750%	5/31/22	5,633	5,534
United States Treasury Note/Bond	1.875%	5/31/22	5,650	5,585
United States Treasury Note/Bond	1.750%	6/30/22	14,425	14,164
United States Treasury Note/Bond	2.125%	6/30/22	1,040	1,038
United States Treasury Note/Bond	1.875%	7/31/22	2,967	2,926
United States Treasury Note/Bond	2.000%	7/31/22	6,025	5,979
United States Treasury Note/Bond	1.625%	8/15/22	169	165
United States Treasury Note/Bond	7.250%	8/15/22	100	122
United States Treasury Note/Bond	1.625%	8/31/22	6,905	6,732
United States Treasury Note/Bond	1.875%	8/31/22	4,495	4,432
United States Treasury Note/Bond	1.750%	9/30/22	10,287	10,080
United States Treasury Note/Bond	1.875%	9/30/22	13,975	13,772
United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,425
United States Treasury Note/Bond	2.000%	10/31/22	7,830	7,761
United States Treasury Note/Bond	1.625%	11/15/22	4,125	4,019
United States Treasury Note/Bond	7.625%	11/15/22	40	50
United States Treasury Note/Bond	2.000%	11/30/22	21,708	21,515
United States Treasury Note/Bond	2.125%	12/31/22	15,099	15,035
United States Treasury Note/Bond	1.750%	1/31/23	7,625	7,455
United States Treasury Note/Bond	2.000%	2/15/23	123	122
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,088
United States Treasury Note/Bond	1.500%	2/28/23	2,070	1,997
United States Treasury Note/Bond	1.500%	3/31/23	9,130	8,800
United States Treasury Note/Bond	1.625%	4/30/23	5,215	5,055
United States Treasury Note/Bond	1.750%	5/15/23	8,100	7,900
United States Treasury Note/Bond	1.625%	5/31/23	7,175	6,949
United States Treasury Note/Bond	1.375%	6/30/23	5,050	4,823
United States Treasury Note/Bond	1.250%	7/31/23	3,300	3,127
United States Treasury Note/Bond	2.500%	8/15/23	4,760	4,825
United States Treasury Note/Bond	6.250%	8/15/23	6,565	7,948
United States Treasury Note/Bond	1.375%	8/31/23	10,235	9,757
United States Treasury Note/Bond	1.375%	9/30/23	1,615	1,538
United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,620
United States Treasury Note/Bond	2.750%	11/15/23	11,011	11,307
United States Treasury Note/Bond	2.125%	11/30/23	6,400	6,348
United States Treasury Note/Bond	2.250%	12/31/23	3,450	3,442
United States Treasury Note/Bond	2.250%	1/31/24	825	823
United States Treasury Note/Bond	2.750%	2/15/24	8,910	9,142
United States Treasury Note/Bond	2.125%	2/29/24	8,265	8,182
United States Treasury Note/Bond	2.125%	3/31/24	9,700	9,600
United States Treasury Note/Bond	2.000%	4/30/24	385	378
United States Treasury Note/Bond	2.500%	5/15/24	9,960	10,072
United States Treasury Note/Bond	2.000%	5/31/24	8,489	8,328
United States Treasury Note/Bond	2.000%	6/30/24	16,655	16,327
United States Treasury Note/Bond	2.125%	7/31/24	7,736	7,643
United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,596
United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,528
United States Treasury Note/Bond	2.125%	9/30/24	2,694	2,660
United States Treasury Note/Bond	2.250%	10/31/24	7,630	7,591
United States Treasury Note/Bond	2.250%	11/15/24	11,681	11,617
United States Treasury Note/Bond	7.500%	11/15/24	25	33
United States Treasury Note/Bond	2.125%	11/30/24	11,050	10,903
United States Treasury Note/Bond	2.250%	12/31/24	4,900	4,872
United States Treasury Note/Bond	2.000%	2/15/25	8,325	8,136
United States Treasury Note/Bond	2.125%	5/15/25	18,810	18,519
United States Treasury Note/Bond	2.000%	8/15/25	10,781	10,504
United States Treasury Note/Bond	6.875%	8/15/25	1,957	2,574
United States Treasury Note/Bond	2.250%	11/15/25	7,246	7,180
United States Treasury Note/Bond	1.625%	2/15/26	17,546	16,564
United States Treasury Note/Bond	1.625%	5/15/26	9,289	8,749
United States Treasury Note/Bond	1.500%	8/15/26	4,949	4,602
United States Treasury Note/Bond	6.750%	8/15/26	630	845
United States Treasury Note/Bond	2.000%	11/15/26	17,605	17,033
United States Treasury Note/Bond	6.500%	11/15/26	765	1,015
United States Treasury Note/Bond	2.250%	2/15/27	5,557	5,482

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,435
	United States Treasury Note/Bond	2.375%	5/15/27	10,622	10,590
	United States Treasury Note/Bond	2.250%	8/15/27	7,822	7,709
	United States Treasury Note/Bond	6.375%	8/15/27	185	248
	United States Treasury Note/Bond	2.250%	11/15/27	14,858	14,645
	United States Treasury Note/Bond	6.125%	11/15/27	346	458
	United States Treasury Note/Bond	5.500%	8/15/28	955	1,229
	United States Treasury Note/Bond	5.250%	11/15/28	2,435	3,089
	United States Treasury Note/Bond	6.125%	8/15/29	830	1,139
	United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,897
	United States Treasury Note/Bond	4.500%	2/15/36	3,500	4,506
	United States Treasury Note/Bond	4.750%	2/15/37	400	533
	United States Treasury Note/Bond	5.000%	5/15/37	900	1,234
	United States Treasury Note/Bond	4.375%	2/15/38	3,400	4,345
	United States Treasury Note/Bond	3.500%	2/15/39	2,395	2,733
	United States Treasury Note/Bond	4.250%	5/15/39	6,632	8,379
	United States Treasury Note/Bond	4.500%	8/15/39	2,306	3,010
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,623
	United States Treasury Note/Bond	4.625%	2/15/40	5,050	6,712
	United States Treasury Note/Bond	4.375%	5/15/40	3,735	4,812
	United States Treasury Note/Bond	3.875%	8/15/40	3,680	4,432
	United States Treasury Note/Bond	4.250%	11/15/40	1,780	2,259
	United States Treasury Note/Bond	4.750%	2/15/41	3,956	5,367
	United States Treasury Note/Bond	4.375%	5/15/41	1,840	2,380
	United States Treasury Note/Bond	3.750%	8/15/41	5,550	6,573
	United States Treasury Note/Bond	3.125%	11/15/41	1,916	2,058
	United States Treasury Note/Bond	3.125%	2/15/42	1,431	1,537
	United States Treasury Note/Bond	3.000%	5/15/42	10,225	10,757
	United States Treasury Note/Bond	2.750%	8/15/42	7,240	7,284
	United States Treasury Note/Bond	2.750%	11/15/42	10,096	10,151
	United States Treasury Note/Bond	3.125%	2/15/43	6,075	6,526
	United States Treasury Note/Bond	2.875%	5/15/43	6,850	7,036
	United States Treasury Note/Bond	3.625%	8/15/43	6,980	8,146
	United States Treasury Note/Bond	3.750%	11/15/43	4,617	5,496
	United States Treasury Note/Bond	3.625%	2/15/44	3,224	3,767
	United States Treasury Note/Bond	3.375%	5/15/44	6,129	6,870
	United States Treasury Note/Bond	3.125%	8/15/44	8,006	8,594
	United States Treasury Note/Bond	3.000%	11/15/44	10,540	11,069
	United States Treasury Note/Bond	2.500%	2/15/45	6,460	6,158
	United States Treasury Note/Bond	3.000%	5/15/45	4,767	5,006
	United States Treasury Note/Bond	2.875%	8/15/45	9,208	9,436
	United States Treasury Note/Bond	3.000%	11/15/45	3,799	3,990
	United States Treasury Note/Bond	2.500%	2/15/46	8,128	7,734
	United States Treasury Note/Bond	2.500%	5/15/46	6,381	6,069
	United States Treasury Note/Bond	2.250%	8/15/46	5,306	4,785
	United States Treasury Note/Bond	2.875%	11/15/46	12,500	12,820
	United States Treasury Note/Bond	3.000%	2/15/47	562	591
	United States Treasury Note/Bond	3.000%	5/15/47	5,393	5,669
	United States Treasury Note/Bond	2.750%	8/15/47	14,290	14,303
	United States Treasury Note/Bond	2.750%	11/15/47	9,323	9,335
1,422,694
Agency Bonds and Notes (1.7%)
[1]	AID-Iraq	2.149%	1/18/22	100	100
[1]	AID-Israel	5.500%	12/4/23	50	58
[1]	AID-Israel	5.500%	4/26/24	475	558
[1]	AID-Jordan	1.945%	6/23/19	200	200
[1]	AID-Jordan	2.503%	10/30/20	225	226
[1]	AID-Jordan	2.578%	6/30/22	200	201
[1]	AID-Jordan	3.000%	6/30/25	200	205
[1]	AID-Ukraine	1.844%	5/16/19	200	199
[1]	AID-Ukraine	1.847%	5/29/20	200	198
[1]	AID-Ukraine	1.471%	9/29/21	175	170
[2]	Federal Farm Credit Banks	5.150%	11/15/19	500	529
[2]	Federal Farm Credit Banks	1.680%	10/13/20	200	198
[2]	Federal Farm Credit Banks	3.500%	12/20/23	75	80
[2]	Federal Home Loan Banks	1.250%	1/16/19	500	497
[2]	Federal Home Loan Banks	1.375%	3/18/19	500	497
[2]	Federal Home Loan Banks	1.375%	5/28/19	500	496
[2]	Federal Home Loan Banks	1.125%	6/21/19	1,200	1,187
[2]	Federal Home Loan Banks	0.875%	8/5/19	550	541
[2]	Federal Home Loan Banks	1.000%	9/26/19	600	591

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2]	Federal Home Loan Banks	1.500%	10/21/19	1,100	1,092
[2]	Federal Home Loan Banks	1.375%	11/15/19	400	396
[2]	Federal Home Loan Banks	1.875%	3/13/20	75	75
[2]	Federal Home Loan Banks	4.125%	3/13/20	300	314
[2]	Federal Home Loan Banks	1.375%	9/28/20	475	467
[2]	Federal Home Loan Banks	5.250%	12/11/20	425	464
[2]	Federal Home Loan Banks	1.375%	2/18/21	450	441
[2]	Federal Home Loan Banks	5.625%	6/11/21	35	39
[2]	Federal Home Loan Banks	1.125%	7/14/21	525	507
[2]	Federal Home Loan Banks	1.875%	11/29/21	500	495
[2]	Federal Home Loan Banks	2.125%	3/10/23	970	961
[2]	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,918
[3]	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	625	639
[3]	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	600	594
[3]	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,148
[3]	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	871	857
[3]	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	479	474
[3]	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	3,000	2,974
[3]	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,137
[3]	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	500	495
[3]	Federal Home Loan Mortgage Corp.	1.375%	4/20/20	440	434
[3]	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	860	848
[3]	Federal Home Loan Mortgage Corp.	1.875%	11/17/20	1,506	1,499
[3]	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	965
[3]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	805
[3]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	177
[3]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,177
[3]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	703
[3]	Federal National Mortgage Assn.	1.125%	12/14/18	1,315	1,306
[3]	Federal National Mortgage Assn.	1.375%	1/28/19	600	597
[3]	Federal National Mortgage Assn.	1.875%	2/19/19	500	500
[3]	Federal National Mortgage Assn.	1.000%	2/26/19	550	545
[3]	Federal National Mortgage Assn.	1.750%	6/20/19	1,000	998
[3]	Federal National Mortgage Assn.	0.875%	8/2/19	1,000	984
[3]	Federal National Mortgage Assn.	1.000%	8/28/19	1,700	1,675
[3]	Federal National Mortgage Assn.	1.750%	9/12/19	2,000	1,994
[3]	Federal National Mortgage Assn.	0.000%	10/9/19	570	550
[3]	Federal National Mortgage Assn.	1.000%	10/24/19	500	492
[3]	Federal National Mortgage Assn.	1.750%	11/26/19	1,000	996
[3]	Federal National Mortgage Assn.	1.625%	1/21/20	1,000	993
[3]	Federal National Mortgage Assn.	1.500%	2/28/20	632	626
[3]	Federal National Mortgage Assn.	1.500%	6/22/20	1,000	988
[3]	Federal National Mortgage Assn.	1.500%	7/30/20	1,000	987
[3]	Federal National Mortgage Assn.	1.500%	11/30/20	694	683
[3]	Federal National Mortgage Assn.	1.875%	12/28/20	1,000	995
[3]	Federal National Mortgage Assn.	1.375%	2/26/21	550	538
[3]	Federal National Mortgage Assn.	1.250%	8/17/21	525	509
[3]	Federal National Mortgage Assn.	1.375%	10/7/21	1,200	1,167
[3]	Federal National Mortgage Assn.	2.000%	1/5/22	500	496
[3]	Federal National Mortgage Assn.	2.000%	10/5/22	850	839
[3]	Federal National Mortgage Assn.	2.625%	9/6/24	500	506
[3]	Federal National Mortgage Assn.	2.125%	4/24/26	575	557
[3]	Federal National Mortgage Assn.	1.875%	9/24/26	500	472
[3]	Federal National Mortgage Assn.	6.250%	5/15/29	175	233
[3]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,328
[3]	Federal National Mortgage Assn.	7.250%	5/15/30	300	437
[3]	Federal National Mortgage Assn.	6.625%	11/15/30	300	422
[3]	Federal National Mortgage Assn.	5.625%	7/15/37	275	384
	Private Export Funding Corp.	4.375%	3/15/19	200	206
	Private Export Funding Corp.	1.450%	8/15/19	125	124
	Private Export Funding Corp.	2.250%	3/15/20	150	151
	Private Export Funding Corp.	2.300%	9/15/20	50	50
	Private Export Funding Corp.	4.300%	12/15/21	100	108
	Private Export Funding Corp.	2.800%	5/15/22	125	127
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,059
	Private Export Funding Corp.	3.550%	1/15/24	100	106
	Private Export Funding Corp.	2.450%	7/15/24	100	100
	Private Export Funding Corp.	3.250%	6/15/25	50	52
[2]	Tennessee Valley Authority	3.875%	2/15/21	250	263
[2]	Tennessee Valley Authority	1.875%	8/15/22	175	172
[2]	Tennessee Valley Authority	2.875%	9/15/24	191	195

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[2] Tennessee Valley Authority	6.750%	11/1/25	134	173
[2] Tennessee Valley Authority	7.125%	5/1/30	1,000	1,436
[2] Tennessee Valley Authority	4.650%	6/15/35	175	213
[2] Tennessee Valley Authority	5.880%	4/1/36	250	349
[2] Tennessee Valley Authority	5.500%	6/15/38	100	137
[2] Tennessee Valley Authority	5.250%	9/15/39	412	553
[2] Tennessee Valley Authority	4.875%	1/15/48	100	130
[2] Tennessee Valley Authority	5.375%	4/1/56	50	70
[2] Tennessee Valley Authority	4.625%	9/15/60	180	226
[2] Tennessee Valley Authority	4.250%	9/15/65	200	236
				59,859
Conventional Mortgage-Backed Securities (21.2%)
[3,4] Fannie Mae Pool	2.000%	11/1/27–
		11/1/31	2,247	2,202
[3,4,5] Fannie Mae Pool	2.500%	1/1/27–
		10/1/46	23,926	23,956
[3,4,5] Fannie Mae Pool	3.000%	11/1/25–
		1/1/48	79,684	80,349
[3,4,5] Fannie Mae Pool	3.500%	10/1/20–
		1/1/48	88,395	91,103
[3,4,5] Fannie Mae Pool	4.000%	8/1/18–
		1/1/48	59,402	62,343
[3,4,5] Fannie Mae Pool	4.500%	2/1/18–
		1/1/48	23,011	24,604
[3,4] Fannie Mae Pool	5.000%	2/1/18–
		1/1/44	9,277	9,981
[3,4] Fannie Mae Pool	5.500%	3/1/18–
		4/1/40	7,596	8,318
[3,4] Fannie Mae Pool	6.000%	3/1/18–
		5/1/41	4,908	5,489
[3,4] Fannie Mae Pool	6.500%	11/1/18–
		10/1/39	1,350	1,490
[3,4] Fannie Mae Pool	7.000%	6/1/23–
		11/1/37	424	475
[3,4] Fannie Mae Pool	7.500%	11/1/22–
		2/1/32	41	47
[3,4] Fannie Mae Pool	8.000%	6/1/22–
		11/1/30	35	38
[3,4] Fannie Mae Pool	8.500%	7/1/22–
		4/1/31	10	11
[3,4] Fannie Mae Pool	9.000%	7/1/22–
		12/1/24	2	2
[3,4] Fannie Mae Pool	9.500%	9/1/19–
		2/1/25	2	2
[3,4] Freddie Mac Gold Pool	2.000%	8/1/28–
		12/1/31	925	907
[3,4,5] Freddie Mac Gold Pool	2.500%	4/1/27–
		10/1/46	16,860	16,876
[3,4,5] Freddie Mac Gold Pool	3.000%	10/1/26–
		2/1/48	54,993	55,416
[3,4,5] Freddie Mac Gold Pool	3.500%	9/1/25–
		1/1/48	59,122	60,916
[3,4,5] Freddie Mac Gold Pool	4.000%	7/1/18–
		1/1/48	34,898	36,595
[3,4,5] Freddie Mac Gold Pool	4.500%	1/1/18–
		1/1/48	13,775	14,654
[3,4] Freddie Mac Gold Pool	5.000%	1/1/18–
		10/1/41	4,902	5,268
[3,4] Freddie Mac Gold Pool	5.500%	12/1/18–
		6/1/41	4,027	4,403
[3,4] Freddie Mac Gold Pool	6.000%	8/1/20–
		3/1/39	2,916	3,248
[3,4] Freddie Mac Gold Pool	6.500%	8/1/23–
		4/1/39	859	956
[3,4] Freddie Mac Gold Pool	7.000%	4/1/23–
		2/1/37	306	347
[3,4] Freddie Mac Gold Pool	7.500%	1/1/23–
		4/1/28	24	26
[3,4] Freddie Mac Gold Pool	8.000%	1/1/22–
		7/1/30	23	25

Vanguard Total Bond Market Index Portfolio

Face				Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] Freddie Mac Gold Pool	8.500%	8/1/23–
		11/1/30	17	21
[3,4] Freddie Mac Gold Pool	9.000%	5/1/27–
		5/1/30	4	4
[4] Ginnie Mae I Pool	3.000%	1/15/26–
		12/15/45	3,186	3,229
[4,5] Ginnie Mae I Pool	3.500%	11/15/25–
		1/1/48	3,738	3,880
[4,5] Ginnie Mae I Pool	4.000%	10/15/24–
		1/1/48	4,813	5,040
[4] Ginnie Mae I Pool	4.500%	8/15/18–
		3/15/41	4,972	5,273
[4] Ginnie Mae I Pool	5.000%	3/15/18–
		4/15/41	3,278	3,542
[4] Ginnie Mae I Pool	5.500%	6/15/18–
		12/15/40	1,940	2,132
[4] Ginnie Mae I Pool	6.000%	1/15/24–
		3/15/40	1,486	1,662
[4] Ginnie Mae I Pool	6.500% 11/15/23–
		2/15/39	380	415
[4] Ginnie Mae I Pool	7.000%	5/15/23–
		10/15/31	91	106
[4] Ginnie Mae I Pool	7.500%	4/15/22–
		1/15/31	42	44
[4] Ginnie Mae I Pool	8.000%	3/15/22–
		10/15/30	27	31
[4] Ginnie Mae I Pool	8.500%	6/15/24–
		9/15/26	4	4
[4] Ginnie Mae I Pool	9.000%	12/15/19–
		10/15/26	2	2
[4] Ginnie Mae I Pool	9.500%	12/15/21	1	1
[4] Ginnie Mae II Pool	2.500%	6/20/27–
		11/20/46	1,860	1,834
[4,5] Ginnie Mae II Pool	3.000%	2/20/27–
		1/1/48	55,594	56,211
[4,5] Ginnie Mae II Pool	3.500%	9/20/25–
		1/1/48	81,759	84,784
[4,5] Ginnie Mae II Pool	4.000%	9/20/25–
		1/1/48	38,316	40,064
[4,5] Ginnie Mae II Pool	4.500%	2/20/39–
		1/1/48	14,140	15,010
[4] Ginnie Mae II Pool	5.000%	3/20/18–
		7/20/44	4,843	5,229
[4] Ginnie Mae II Pool	5.500%	6/20/34–
		9/20/41	1,585	1,725
[4] Ginnie Mae II Pool	6.000%	3/20/33–
		7/20/39	763	847
[4] Ginnie Mae II Pool	6.500%	12/20/35–
		11/20/39	267	299
[4] Ginnie Mae II Pool	7.000%	8/20/36–
		4/20/38	31	37
				741,473
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4] Fannie Mae Pool	2.124%	3/1/43	160	160
[3,4] Fannie Mae Pool	2.178%	6/1/43	120	120
[3,4] Fannie Mae Pool	2.196%	10/1/42	76	77
[3,4] Fannie Mae Pool	2.268%	7/1/43	178	176
[3,4] Fannie Mae Pool	2.393%	10/1/42	78	78
[3,4] Fannie Mae Pool	2.439%	9/1/43	17	17
[3,4,6] Fannie Mae Pool	2.576%	4/1/37	21	22
[3,4] Fannie Mae Pool	2.719%	1/1/42	65	66
[3,4] Fannie Mae Pool	2.722%	3/1/42	81	85
[3,4,6] Fannie Mae Pool	2.886%	9/1/43	103	109
[3,4,7] Fannie Mae Pool	2.985%	6/1/37	10	10
[3,4,8] Fannie Mae Pool	3.031%	12/1/41	42	43
[3,4,8] Fannie Mae Pool	3.060%	9/1/37	57	61
[3,4,8] Fannie Mae Pool	3.067%	10/1/37	24	25
[3,4,8] Fannie Mae Pool	3.081%	2/1/41	25	26
[3,4,8] Fannie Mae Pool	3.084%	2/1/41	27	28
[3,4,7] Fannie Mae Pool	3.088%	1/1/35	54	57
[3,4,6] Fannie Mae Pool	3.215%	8/1/37	26	28

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4,8] Fannie Mae Pool	3.285%	2/1/36	11	11
[3,4,8] Fannie Mae Pool	3.288%	7/1/36	10	10
[3,4,8] Fannie Mae Pool	3.310%	12/1/33	14	15
[3,4] Fannie Mae Pool	3.344%	8/1/42	81	81
[3,4,8] Fannie Mae Pool	3.354%	12/1/40	35	37
[3,4,8] Fannie Mae Pool	3.362%	8/1/35	68	72
[3,4,7] Fannie Mae Pool	3.363%	7/1/38	8	8
[3,4,8] Fannie Mae Pool	3.364%	12/1/40	16	17
[3,4,7] Fannie Mae Pool	3.371%	12/1/35	37	39
[3,4,8] Fannie Mae Pool	3.385%	11/1/36	26	27
[3,4,8] Fannie Mae Pool	3.408%	9/1/34	9	9
[3,4,8] Fannie Mae Pool	3.410%	9/1/40	31	33
[3,4,8] Fannie Mae Pool	3.411%	1/1/37	21	22
[3,4,8] Fannie Mae Pool	3.415%	6/1/36	1	1
[3,4,8] Fannie Mae Pool	3.422%	10/1/37	31	32
[3,4,8] Fannie Mae Pool	3.435%	12/1/40	33	34
[3,4,8] Fannie Mae Pool	3.440%	10/1/39–
		9/1/42	97	101
[3,4,8] Fannie Mae Pool	3.445%	7/1/39	7	7
[3,4,8] Fannie Mae Pool	3.448%	8/1/40	39	41
[3,4,6] Fannie Mae Pool	3.453%	5/1/42	82	86
[3,4,8] Fannie Mae Pool	3.455%	11/1/39	9	9
[3,4,8] Fannie Mae Pool	3.473%	1/1/40	24	24
[3,4,8] Fannie Mae Pool	3.474%	1/1/42	46	48
[3,4,8] Fannie Mae Pool	3.475%	5/1/40	22	23
[3,4,8] Fannie Mae Pool	3.476%	2/1/41	20	20
[3,4,8] Fannie Mae Pool	3.481%	4/1/37–
		5/1/42	41	42
[3,4,8] Fannie Mae Pool	3.500%	10/1/40	43	46
[3,4,6] Fannie Mae Pool	3.516%	7/1/42	29	31
[3,4,8] Fannie Mae Pool	3.529%	3/1/41	57	60
[3,4,6] Fannie Mae Pool	3.535%	7/1/37	11	11
[3,4,6] Fannie Mae Pool	3.545%	8/1/39	43	44
[3,4,8] Fannie Mae Pool	3.555%	11/1/41	49	52
[3,4,8] Fannie Mae Pool	3.556%	3/1/42	37	39
[3,4,8] Fannie Mae Pool	3.560%	11/1/33–
		10/1/40	68	71
[3,4,8] Fannie Mae Pool	3.563%	11/1/41–
		12/1/41	80	84
[3,4,8] Fannie Mae Pool	3.565%	11/1/40–
		12/1/40	45	48
[3,4,8] Fannie Mae Pool	3.567%	12/1/39	39	41
[3,4,8] Fannie Mae Pool	3.572%	9/1/40	71	75
[3,4,8] Fannie Mae Pool	3.575%	3/1/41	33	35
[3,4,8] Fannie Mae Pool	3.590%	8/1/39	17	18
[3,4,8] Fannie Mae Pool	3.604%	11/1/34–
		11/1/39	33	35
[3,4] Fannie Mae Pool	3.615%	4/1/41	43	44
[3,4,8] Fannie Mae Pool	3.632%	5/1/40	9	9
[3,4,8] Fannie Mae Pool	3.635%	5/1/41	31	33
[3,4] Fannie Mae Pool	3.637%	7/1/41	98	103
[3,4] Fannie Mae Pool	3.703%	6/1/41	10	11
[3,4] Fannie Mae Pool	3.768%	6/1/41	45	47
[3,4,8] Fannie Mae Pool	3.787%	5/1/36	3	3
[3,4,8] Fannie Mae Pool	5.188%	3/1/38	9	10
[3,4,7] Fannie Mae Pool	5.860%	12/1/37	38	40
[3,4] Freddie Mac Non Gold Pool	2.386%	5/1/42	14	14
[3,4] Freddie Mac Non Gold Pool	2.717%	2/1/42	38	38
[3,4,8] Freddie Mac Non Gold Pool	2.735%	10/1/37	2	2
[3,4] Freddie Mac Non Gold Pool	2.804%	1/1/41	42	44
[3,4,6] Freddie Mac Non Gold Pool	2.855%	6/1/37	13	13
[3,4,8] Freddie Mac Non Gold Pool	3.081%	7/1/35	11	12
[3,4,7] Freddie Mac Non Gold Pool	3.109%	2/1/36	12	12
[3,4,7] Freddie Mac Non Gold Pool	3.168%	10/1/36	15	16
[3,4] Freddie Mac Non Gold Pool	3.189%	1/1/41	8	8
[3,4,7] Freddie Mac Non Gold Pool	3.212%	5/1/36	10	11
[3,4,8] Freddie Mac Non Gold Pool	3.250%	1/1/38	10	11
[3,4,8] Freddie Mac Non Gold Pool	3.352%	1/1/35	4	4
[3,4,8] Freddie Mac Non Gold Pool	3.357%	3/1/37	4	4
[3,4,8] Freddie Mac Non Gold Pool	3.364%	2/1/37	10	10
[3,4,8] Freddie Mac Non Gold Pool	3.376%	12/1/40	34	35

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4,8] Freddie Mac Non Gold Pool	3.377%	12/1/36	14	15
[3,4,8] Freddie Mac Non Gold Pool	3.410%	10/1/37	16	16
[3,4,8] Freddie Mac Non Gold Pool	3.474%	9/1/37	16	16
[3,4,8] Freddie Mac Non Gold Pool	3.492%	12/1/36	27	28
[3,4,7] Freddie Mac Non Gold Pool	3.494%	11/1/34	29	30
[3,4,8] Freddie Mac Non Gold Pool	3.496%	12/1/34	9	10
[3,4,8] Freddie Mac Non Gold Pool	3.500%	5/1/38	2	2
[3,4,8] Freddie Mac Non Gold Pool	3.505%	12/1/40	13	13
[3,4,8] Freddie Mac Non Gold Pool	3.506%	2/1/42	21	22
[3,4,8] Freddie Mac Non Gold Pool	3.515%	12/1/36	6	6
[3,4,8] Freddie Mac Non Gold Pool	3.524%	12/1/35	24	25
[3,4,8] Freddie Mac Non Gold Pool	3.615%	3/1/41	12	13
[3,4,8] Freddie Mac Non Gold Pool	3.630%	5/1/40–11/1/40	48	49
[3,4,8] Freddie Mac Non Gold Pool	3.649%	9/1/40	37	39
[3,4,8] Freddie Mac Non Gold Pool	3.650%	11/1/40	28	29
[3,4,8] Freddie Mac Non Gold Pool	3.652%	2/1/41	12	13
[3,4,8] Freddie Mac Non Gold Pool	3.660%	2/1/41	27	28
[3,4,8] Freddie Mac Non Gold Pool	3.701%	6/1/41	16	17
[3,4,8] Freddie Mac Non Gold Pool	3.706%	5/1/40	11	11
[3,4,8] Freddie Mac Non Gold Pool	3.708%	6/1/40	32	33
[3,4,8] Freddie Mac Non Gold Pool	3.714%	6/1/40	46	48
[3,4,8] Freddie Mac Non Gold Pool	3.753%	5/1/37	22	22
[3,4] Freddie Mac Non Gold Pool	4.865%	3/1/38	17	18
[4,7] Ginnie Mae II Pool	2.250%	10/20/38–12/20/42	231	240
[4,7] Ginnie Mae II Pool	2.375%	1/20/41–3/20/43	226	232
[4,7] Ginnie Mae II Pool	2.500%	10/20/41	49	51
[4,7] Ginnie Mae II Pool	2.625%	4/20/41–6/20/43	194	198
[4,7] Ginnie Mae II Pool	2.750%	7/20/38–8/20/41	72	74
[4,7] Ginnie Mae II Pool	3.000%	11/20/40–10/20/41	45	46
[4,7] Ginnie Mae II Pool	3.125%	5/20/41	25	26
				4,631
Total U.S. Government and Agency Obligations
(Cost $2,226,576)				2,228,657
Asset-Backed/Commercial Mortgage-Backed Securities (2.4%)
[4] AEP Texas Central Transition Funding II
LLC 2006-A	5.170%	1/1/18	16	16
[4] Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	9	9
[4] Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	10	10
[4] Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	55	55
[4] Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	8	8
[4] Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	50	50
[4] Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	39	39
[4] Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	50	50
[4] Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	150	150
[4] American Express Credit Account
Master Trust 2017-1	1.930%	9/15/22	250	249
[4] American Express Credit Account
Master Trust 2017-3	1.770%	11/15/22	300	297
[4] American Express Credit Account
Master Trust 2017-6	2.040%	5/15/23	375	373
[4] American Express Credit Account
Master Trust 2017-7	2.350%	5/15/25	225	224
[4] AmeriCredit Automobile Receivables
Trust 2015-2	1.270%	1/8/20	9	9
[4] AmeriCredit Automobile Receivables
Trust 2016-3	1.460%	5/10/21	75	75
[4] AmeriCredit Automobile Receivables
Trust 2017-3	1.900%	3/18/22	80	79
[4] BA Credit Card Trust 2017-A1	1.950%	8/15/22	250	249
[4] Banc of America Commercial Mortgage
Trust 2015-UBS7	3.429%	9/15/48	50	52
[4] Banc of America Commercial Mortgage
Trust 2015-UBS7	3.705%	9/15/48	75	78

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	72	75
[4]	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.748%	2/15/50	28	29
[4]	BANK 2017 - BNK5	3.390%	6/15/60	150	153
[4]	BANK 2017 - BNK5	3.624%	6/15/60	100	101
[4]	BANK 2017 - BNK6	3.518%	7/15/60	404	415
[4]	BANK 2017 - BNK6	3.741%	7/15/60	404	414
[4]	BANK 2017 - BNK7	3.175%	9/15/60	100	100
[4]	BANK 2017 - BNK7	3.435%	9/15/60	75	77
[4]	BANK 2017 - BNK7	3.748%	9/15/60	75	77
[4]	BANK 2017 - BNK8	3.488%	11/15/50	150	154
[4]	BANK 2017 - BNK8	3.731%	11/15/50	25	26
[4]	BANK 2017 - BNK9	3.279%	11/15/54	150	151
[4]	BANK 2017 - BNK9	3.538%	11/15/54	150	155
	Bank of Nova Scotia	2.125%	9/11/19	250	249
	Bank of Nova Scotia	1.850%	4/14/20	450	445
	Bank of Nova Scotia	1.875%	4/26/21	175	171
[4]	Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	100	100
[4]	Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	125	124
[4]	BBCMS MORTGAGE TRUST 2017-C1	3.674%	2/15/50	325	337
[4]	BBCMS MORTGAGE TRUST 2017-C1	3.898%	2/15/50	100	104
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	56	56
[4]	BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	7	7
[4]	BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	50	50
[4]	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	75	75
[4]	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	52	52
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.610%	6/20/19	33	33
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.860%	10/21/19	50	50
[4]	Capital Auto Receivables Asset Trust
	2015-2	1.730%	9/20/19	65	65
[4]	Capital Auto Receivables Asset Trust
	2015-2	1.970%	1/21/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.940%	1/21/20	87	87
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.130%	5/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-4	1.830%	3/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-4	2.010%	7/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2016-3	1.690%	3/20/21	50	50
[4]	Capital One Multi-Asset Execution
	Trust 2015-A2	2.080%	3/15/23	250	249
[4]	Capital One Multi-Asset Execution
	Trust 2015-A5	1.600%	5/17/21	100	100
[4]	Capital One Multi-Asset Execution
	Trust 2015-A8	2.050%	8/15/23	150	149
[4]	Capital One Multi-Asset Execution
	Trust 2016-A3	1.340%	4/15/22	170	168
[4]	Capital One Multi-Asset Execution
	Trust 2016-A4	1.330%	6/15/22	200	198
[4]	Capital One Multi-Asset Execution
	Trust 2016-A6	1.820%	9/15/22	100	99
[4]	Capital One Multi-Asset Execution
	Trust 2017-A4	1.990%	7/17/23	250	248
[4]	Capital One Multi-Asset Execution
	Trust 2017-A6	2.290%	7/15/25	225	223
[4]	CarMax Auto Owner Trust 2013-4	1.280%	5/15/19	6	6
[4]	CarMax Auto Owner Trust 2014-1	1.320%	7/15/19	11	11
[4]	CarMax Auto Owner Trust 2014-3	1.160%	6/17/19	5	5
[4]	CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	25	25
[4]	CarMax Auto Owner Trust 2014-4	1.250%	11/15/19	24	24
[4]	CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	23	23
[4]	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	50	50
[4]	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	68	68
[4]	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	81	80
[4]	CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	50	50
[4]	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	100	99
[4]	CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	50	49
[4]	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	75	75
[4]	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	50	50
[4]	CD 2016-CD1 Commercial Mortgage
	Trust	2.724%	8/10/49	150	146
[4]	CD 2016-CD2 Commercial Mortgage
	Trust	3.526%	11/10/49	100	103
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.453%	2/10/50	25	26
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.631%	2/10/50	144	150
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.833%	2/10/50	31	32
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.332%	11/13/50	50	51
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.456%	11/13/50	125	129
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.709%	11/13/50	75	77
[4]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.302%	8/1/20	23	23
[4]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	3.028%	10/15/25	350	358
[4]	CFCRE Commercial Mortgage Trust
	2016-C3	3.865%	1/10/48	125	131
[4]	CFCRE Commercial Mortgage Trust
	2016-C4	3.283%	5/10/58	150	150
	CFCRE Commercial Mortgage Trust
	2016-C4	3.691%	5/10/58	100	101
[4]	CFCRE Commercial Mortgage Trust
	2016-C6	3.217%	11/10/49	250	248
[4]	CFCRE Commercial Mortgage Trust
	2017-C8	3.572%	6/15/50	50	51
[4]	Chase Issuance Trust 2012-A4	1.580%	8/16/21	150	149
[4]	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	310
[4]	Chase Issuance Trust 2013-A1	1.300%	2/18/20	275	275
[4]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	228
[4]	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	149
[4]	Chase Issuance Trust 2015-A5	1.360%	4/15/20	325	325
\4	Chase Issuance Trust 2016-A2	1.370%	6/15/21	225	223
[4]	Chase Issuance Trust 2016-A4	1.490%	7/15/22	200	197
[4]	Chase Issuance Trust 2016-A5	1.270%	7/15/21	225	222
[4]	Citibank Credit Card Issuance Trust
	2008-A1	5.350%	2/7/20	245	246
[4]	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	100	102
[4]	Citibank Credit Card Issuance Trust
	2014-A5	2.680%	6/7/23	200	202
[4]	Citibank Credit Card Issuance Trust
	2014-A6	2.150%	7/15/21	500	501
[4]	Citibank Credit Card Issuance Trust
	2014-A8	1.730%	4/9/20	325	325
[4]	Citibank Credit Card Issuance Trust
	2016-A2	2.190%	11/20/23	200	198
[4]	Citibank Credit Card Issuance Trust
	2017-A2	1.740%	1/19/21	325	324
[4]	Citibank Credit Card Issuance Trust
	2017-A9	1.800%	9/20/21	340	338
[4]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	75	76
[4]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	100	101
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	73	73
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	50	54
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.649%	9/10/46	75	81

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	2.790%	3/10/47	37	37
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	3.552%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	25	27
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.345%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	50	53
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	4.328%	5/10/47	50	51
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	100	104
[4]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	175	182
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	225	227
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.571%	2/10/48	100	101
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	2.674%	4/10/48	50	50
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.192%	4/10/48	175	177
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.758%	4/10/48	84	83
[4]	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	100	105
[4]	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	100	105
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.003%	5/10/49	55	55
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	125	126
[4]	Citigroup Commercial Mortgage Trust
	2016-GC36	3.616%	2/10/49	225	233
[4]	Citigroup Commercial Mortgage Trust
	2016-P4	2.902%	7/10/49	75	74
[4]	Citigroup Commercial Mortgage Trust
	2017-B1	3.458%	8/15/50	250	257
[4]	Citigroup Commercial Mortgage Trust
	2017-B1	3.711%	8/15/50	50	51
[4]	Citigroup Commercial Mortgage Trust
	2017-C4	3.471%	10/12/50	150	154
[4]	Citigroup Commercial Mortgage Trust
	2017-C4	3.764%	10/12/50	50	51
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	59
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	67
[4,9] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	78	79
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	125
[4]	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	20	21
[4]	COMM 2013-CCRE11 Mortgage Trust	3.047%	8/10/50	30	30
[4]	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	30	31
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	40	42
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	150	161
[4]	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	30	32
[4]	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	3	3
[4]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	50
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	52
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	52
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	53
[4]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	26
[4]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	26
[4]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	66
[4]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	51
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	74
[4]	COMM 2013-CCRE9 Mortgage Trust	4.230%	7/10/45	90	96
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	40	40
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	43
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	105
[4]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	58

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	82	82
[4]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	31
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	59
[4]	COMM 2014-CCRE15 Mortgage Trust	4.719%	2/10/47	28	30
[4]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	52
[4]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	79
[4]	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	50	51
[4]	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	25	26
[4]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	50	53
[4]	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	25	26
[4]	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	50	51
[4]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	184
[4]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	52
[4]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	50	52
[4]	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	86	87
[4]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	181
[4]	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	50	50
[4]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	150	158
[4]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	100	101
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	53
[4]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	24	24
[4]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	23
[4]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	57
[4]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	16
	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	11
[4]	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	50
[4]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	105
[4]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	130
[4]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	46
[4]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	131
[4]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	125	126
[4]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	128
[4]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	233
[4]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	52
[4]	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	50	50
[4]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	150	153
[4]	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	50	51
[4]	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	75	77
[4]	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	100	102
[4]	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	50	51
[4]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	125	131
[4]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	225	234
[4]	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	125	128
[4]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	125	130
[4]	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	25
[4]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	126
[4]	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	50	51
[4]	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	150	158
[4]	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	125	129
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	3.505%	4/15/50	100	102
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	3.791%	4/15/50	75	77
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	4.044%	4/15/50	50	51
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	1.454%	6/15/57	48	48
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	3.504%	6/15/57	150	154
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	3.849%	6/15/57	75	77
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	3.448%	8/15/48	85	87
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	3.718%	8/15/48	100	104
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	4.108%	8/15/48	50	51
[4]	CSAIL 2015-C4 Commercial Mortgage
	Trust	3.617%	11/15/48	50	52
[4]	CSAIL 2015-C4 Commercial Mortgage
	Trust	3.808%	11/15/48	75	78

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4] CSAIL 2016-C7 Commercial Mortgage
Trust	3.502%	11/15/49	200	204
[4] CSAIL 2017-C8 Commercial Mortgage
Trust	3.392%	6/15/50	150	153
[4] CSAIL 2017-CX10 Commercial
Mortgage Trust	3.458%	11/15/50	150	154
[4] CSAIL 2017-CX9 Commercial
Mortgage Trust	3.446%	9/15/50	50	51
[4] DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	75	76
[4] DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	100	98
[4] DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	100	102
[4] DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	50	50
[4] Discover Card Execution Note Trust
2015-A2	1.900%	10/17/22	275	273
[4] Discover Card Execution Note Trust
2015-A3	1.450%	3/15/21	225	224
[4] Discover Card Execution Note Trust
2015-A4	2.190%	4/17/23	225	225
[4] Discover Card Execution Note Trust
2016-A1	1.640%	7/15/21	350	349
[4] Discover Card Execution Note Trust
2017-A2	2.390%	7/15/24	150	150
[3,4] Fannie Mae-Aces 2011-M2	3.764%	4/25/21	149	153
[3,4] Fannie Mae-Aces 2011-M4	3.726%	6/25/21	335	348
[3,4] Fannie Mae-Aces 2013-M12	2.393%	3/25/23	245	242
[3,4] Fannie Mae-Aces 2013-M14	2.524%	4/25/23	270	269
[3,4] Fannie Mae-Aces 2013-M14	3.329%	10/25/23	350	360
[3,4] Fannie Mae-Aces 2013-M4	2.608%	3/25/22	20	19
[3,4] Fannie Mae-Aces 2013-M7	2.280%	12/27/22	100	98
[3,4] Fannie Mae-Aces 2014-M1	2.323%	11/25/18	281	282
[3,4] Fannie Mae-Aces 2014-M1	3.217%	7/25/23	450	462
[3,4] Fannie Mae-Aces 2014-M10	2.171%	9/25/19	180	180
[3,4] Fannie Mae-Aces 2014-M12	2.614%	10/25/21	350	352
[3,4] Fannie Mae-Aces 2014-M13	2.566%	8/25/24	42	42
[3,4] Fannie Mae-Aces 2014-M13	3.021%	8/25/24	125	127
[3,4] Fannie Mae-Aces 2014-M2	3.513%	12/25/23	346	361
[3,4] Fannie Mae-Aces 2014-M3	2.613%	1/25/24	111	112
[3,4] Fannie Mae-Aces 2014-M3	3.466%	1/25/24	175	182
[3,4] Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	181
[3,4] Fannie Mae-Aces 2014-M6	2.679%	5/25/21	323	325
[3,4] Fannie Mae-Aces 2014-M7	3.271%	6/25/24	310	318
[3,4] Fannie Mae-Aces 2014-M8	2.346%	6/25/24	36	36
[3,4] Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	178
[3,4] Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	204
[3,4] Fannie Mae-Aces 2015-M1	1.626%	2/25/18	5	5
[3,4] Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	296
[3,4] Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	101
[3,4] Fannie Mae-Aces 2015-M12	2.792%	5/25/25	225	224
[3,4] Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	275
[3,4] Fannie Mae-Aces 2015-M2	2.620%	12/25/24	212	211
[3,4] Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	100
[3,4] Fannie Mae-Aces 2015-M4	2.509%	7/25/22	150	150
[3,4] Fannie Mae-Aces 2015-M7	1.550%	4/25/18	18	18
[3,4] Fannie Mae-Aces 2015-M7	2.590%	12/25/24	200	197
[3,4] Fannie Mae-Aces 2015-M8	2.344%	1/25/25	103	102
[3,4] Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	100
[3,4] Fannie Mae-Aces 2016-M11	2.369%	7/25/26	250	240
[3,4] Fannie Mae-Aces 2016-M12	2.448%	9/25/26	250	242
[3,4] Fannie Mae-Aces 2016-M2	2.152%	1/25/23	200	197
[3,4] Fannie Mae-Aces 2016-M3	2.702%	2/25/26	100	98
[3,4] Fannie Mae-Aces 2016-M4	2.576%	3/25/26	100	98
[3,4] Fannie Mae-Aces 2016-M5	2.469%	4/25/26	200	195
[3,4] Fannie Mae-Aces 2016-M7	2.157%	10/25/23	50	49
[3,4] Fannie Mae-Aces 2016-M7	2.499%	9/25/26	75	73
[3,4] Fannie Mae-Aces 2017-M1	2.417%	10/25/26	200	192
[3,4] Fannie Mae-Aces 2017-M10	2.561%	7/25/24	110	109
[3,4] Fannie Mae-Aces 2017-M12	3.079%	6/25/27	300	303
[3,4] Fannie Mae-Aces 2017-M15	3.136%	11/25/27	275	278
[3,4] Fannie Mae-Aces 2017-M4	2.597%	12/25/26	200	195
[3,4] Fannie Mae-Aces 2017-M7	2.961%	2/25/27	150	150
[3,4] Fannie Mae-Aces 2017-M8	3.061%	5/25/27	314	316

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K005	3.484%	4/25/19	47	48
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K006	3.398%	7/25/19	62	63
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K007	3.342%	12/25/19	2	2
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K009	2.757%	5/25/20	36	36
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	3.320%	7/25/20	36	37
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	3.303%	11/25/27	75	77
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K011	4.084%	11/25/20	250	261
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K014	3.871%	4/25/21	133	139
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K017	2.873%	12/25/21	350	356
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K019	2.272%	3/25/22	150	149
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K020	2.373%	5/25/22	350	348
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K021	2.396%	6/25/22	225	224
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K026	2.510%	11/25/22	325	324
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K027	2.637%	1/25/23	325	326
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K028	3.111%	2/25/23	475	488
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K029	3.320%	2/25/23	325	336
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	2.779%	9/25/22	220	222
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	3.250%	4/25/23	325	336
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K031	3.300%	4/25/23	340	352
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.016%	2/25/23	230	234
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.310%	5/25/23	340	353
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	2.871%	2/25/23	245	248
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	3.060%	7/25/23	325	333
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K034	3.531%	7/25/23	288	302
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K035	3.458%	8/25/23	400	418
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K036	3.527%	10/25/23	325	341
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	2.604%	10/25/23	94	94
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	3.389%	3/25/24	400	415
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	2.683%	12/25/23	58	58
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	3.303%	7/25/24	225	234
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	2.768%	4/25/24	87	88
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	3.241%	9/25/24	275	284
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K041	3.171%	10/25/24	275	283
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K042	2.267%	6/25/24	44	43
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	2.532%	10/25/23	45	45

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	3.062%	12/25/24	150	153
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K045	2.493%	11/25/24	113	113
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K045	3.023%	1/25/25	175	179
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K046	3.205%	3/25/25	175	180
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	2.827%	12/25/24	86	86
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	3.329%	5/25/25	175	182
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K048	3.284%	6/25/25	225	233
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K049	3.010%	7/25/25	125	126
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K050	3.334%	8/25/25	200	208
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K052	3.151%	11/25/25	125	128
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K053	2.995%	12/25/25	75	76
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K054	2.745%	1/25/26	200	199
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K056	2.525%	5/25/26	150	147
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K058	2.653%	8/25/26	100	98
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K063	3.430%	1/25/27	475	494
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K064	3.224%	3/25/27	300	307
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K065	3.243%	4/25/27	433	444
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K066	3.117%	6/25/27	150	152
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K068	3.244%	8/25/27	125	128
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K069	3.187%	9/25/27	200	204
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K071	3.286%	11/25/50	100	103
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K152	3.080%	1/25/31	100	100
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	1.384%	1/25/19	86	85
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	2.456%	8/25/19	325	326
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K504	2.566%	9/25/20	100	101
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K702	3.154%	2/25/18	327	327
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K704	2.412%	8/25/18	72	73
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K706	2.323%	10/25/18	98	98
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K707	2.220%	12/25/18	150	150
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K710	1.883%	5/25/19	25	25
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.321%	12/25/18	72	72
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.730%	7/25/19	425	423
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K712	1.869%	11/25/19	197	196
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K713	2.313%	3/25/20	525	525
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K714	3.034%	10/25/20	400	407

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K716	2.413%	1/25/21	45	44
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K716	3.130%	6/25/21	370	376
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K717	2.991%	9/25/21	225	229
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K718	2.375%	9/25/21	193	192
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K718	2.791%	1/25/22	225	228
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates KW01	2.853%	1/25/26	200	200
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K715	2.856%	1/25/21	125	127
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K720	2.716%	6/25/22	150	151
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K723	2.454%	8/25/23	125	124
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K724	3.062%	11/25/23	100	102
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K725	2.946%	7/25/24	200	203
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K726	2.905%	4/25/24	200	203
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K728	3.064%	8/25/24	275	281
[4]	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	52	51
[4]	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	46	46
[4]	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	12	12
[4]	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	25	25
[4]	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	24	24
[4]	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	50	50
[4]	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	28	28
[4]	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	50	50
[4]	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	100	99
[4]	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	75	74
[4]	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	375	374
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2016-1	1.760%	2/15/21	225	224
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2017-2	2.160%	9/15/22	160	159
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2017-3	2.480%	9/15/24	170	169
[4]	GM Financial Automobile Leasing
	Trust 2015-2	1.680%	12/20/18	29	29
[4]	GM Financial Automobile Leasing
	Trust 2015-2	1.850%	7/22/19	50	50
[4]	GM Financial Automobile Leasing
	Trust 2015-3	1.690%	3/20/19	29	29
[4]	GM Financial Automobile Leasing
	Trust 2015-3	1.810%	11/20/19	50	50
[4]	GM Financial Automobile Leasing
	Trust 2016-1	1.790%	3/20/20	100	100
[4]	GM Financial Automobile Leasing
	Trust 2016-2	1.620%	9/20/19	100	100
[4]	GM Financial Automobile Leasing
	Trust 2016-3	1.610%	12/20/19	75	75
[4]	GS Mortgage Securities Corporation II
	2013-GC10	2.943%	2/10/46	92	93
[4]	GS Mortgage Securities Corporation II
	2013-GC10	3.279%	2/10/46	35	35
[4]	GS Mortgage Securities Corporation II
	2015-GC30	2.726%	5/10/50	100	100
[4]	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	150	153
[4]	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	83
[4]	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	299	307
[4]	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	166	170

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	125
[4]	GS Mortgage Securities Trust
	2013-GC13	4.057%	7/10/46	20	21
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	90	91
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.375%	6/10/46	39	39
[4]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	42	42
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	30	31
[4]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	150	161
[4]	GS Mortgage Securities Trust
	2014-GC18	4.074%	1/10/47	50	53
[4]	GS Mortgage Securities Trust
	2014-GC22	3.467%	6/10/47	50	52
[4]	GS Mortgage Securities Trust
	2014-GC22	3.862%	6/10/47	50	53
[4]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	125	132
[4]	GS Mortgage Securities Trust
	2014-GC24	4.508%	9/10/47	25	26
[4]	GS Mortgage Securities Trust
	2014-GC26	2.902%	11/10/47	50	50
[4]	GS Mortgage Securities Trust
	2014-GC26	3.365%	11/10/47	75	77
[4]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	225	233
[4]	GS Mortgage Securities Trust
	2014-GC26	3.964%	11/10/47	50	52
[4]	GS Mortgage Securities Trust
	2014-GC26	4.215%	11/10/47	50	51
[4]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	150	153
[4]	GS Mortgage Securities Trust
	2015-GC32	3.513%	7/10/48	125	129
[4]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	50	52
[4]	GS Mortgage Securities Trust
	2015-GC34	3.278%	10/10/48	125	128
[4]	GS Mortgage Securities Trust
	2015-GC34	3.506%	10/10/48	100	103
[4]	GS Mortgage Securities Trust
	2016-GS2	3.050%	5/10/49	75	75
[4]	GS Mortgage Securities Trust
	2016-GS3	2.850%	10/10/49	200	195
[4]	GS Mortgage Securities Trust
	2016-GS4	3.442%	11/10/49	75	77
[4]	GS Mortgage Securities Trust
	2016-GS4	3.645%	11/10/49	50	51
[4]	GS Mortgage Securities Trust
	2017-GS5	3.674%	3/10/50	150	156
[4]	GS Mortgage Securities Trust
	2017-GS5	3.826%	3/10/50	50	51
[4]	GS Mortgage Securities Trust
	2017-GS6	3.433%	5/10/50	150	154
[4]	GS Mortgage Securities Trust
	2017-GS7	3.430%	8/10/50	261	266
[4]	GS Mortgage Securities Trust
	2017-GS7	3.663%	8/10/50	70	71
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.050%	10/15/18	5	5
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.320%	11/16/20	75	75
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.040%	2/21/19	13	13
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.470%	8/23/21	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.270%	4/18/19	30	30
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.560%	10/18/21	50	50
[4]	Honda Auto Receivables 2015-4
	Owner Trust	1.230%	9/23/19	93	93
[4]	Honda Auto Receivables 2017-4
	Owner Trust	2.050%	11/22/21	100	100
[4]	Huntington Auto Trust 2015-1	1.240%	9/16/19	28	28
[4]	Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	50	50
[4]	Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	37	37
[4]	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	50	50
[4]	Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	75	74
[4]	Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	75	74
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	196	202
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	143	144
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	176	181
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.143%	12/15/47	52	53
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	39
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	100	107
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	208	210
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2014-C20	2.872%	7/15/47	50	50
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2015-JP1	3.914%	1/15/49	75	79
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	250	245
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	100	104
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.870%	12/15/49	75	77
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.050%	7/15/50	100	101
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.744%	7/15/50	100	102
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C12	3.664%	7/15/45	39	41
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C12	4.030%	7/15/45	26	27
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C14	3.761%	8/15/46	40	41
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C14	4.133%	8/15/46	100	106
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C14	4.409%	8/15/46	30	32
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C15	2.977%	11/15/45	38	39
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C15	3.659%	11/15/45	10	10
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C15	4.131%	11/15/45	65	69
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C15	4.420%	11/15/45	35	37
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C18	4.079%	2/15/47	127	135
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C18	4.439%	2/15/47	25	27
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C18	4.814%	2/15/47	30	32
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C19	3.046%	4/15/47	50	50
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C19	3.669%	4/15/47	50	51

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C19	3.997%	4/15/47	95	100
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C19	4.243%	4/15/47	50	53
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C21	3.428%	8/15/47	30	31
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C21	3.775%	8/15/47	25	26
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C22	3.801%	9/15/47	175	183
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C22	4.110%	9/15/47	50	52
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C23	3.934%	9/15/47	85	90
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C23	4.202%	9/15/47	50	53
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C24	2.940%	11/15/47	50	51
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C24	3.639%	11/15/47	50	52
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C24	3.914%	11/15/47	75	78
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C25	3.672%	11/15/47	200	208
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C25	4.065%	11/15/47	50	52
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C26	3.019%	1/15/48	125	126
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C26	3.494%	1/15/48	175	180
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C26	3.800%	1/15/48	50	51
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C26	3.951%	1/15/48	50	50
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C27	2.734%	2/15/48	100	101
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C27	3.017%	2/15/48	110	111
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C27	3.179%	2/15/48	59	59
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C28	2.773%	10/15/48	125	126
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C28	3.227%	10/15/48	125	127
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C28	3.532%	10/15/48	50	50
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C29	2.921%	5/15/48	100	101
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C29	3.304%	5/15/48	57	58
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C29	3.611%	5/15/48	100	103
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C30	3.559%	7/15/48	125	129
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C30	3.822%	7/15/48	100	105
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C30	4.226%	7/15/48	50	53
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C31	3.540%	8/15/48	53	55
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C31	3.801%	8/15/48	57	60
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C32	3.358%	11/15/48	125	129
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C32	3.598%	11/15/48	125	129
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C33	3.770%	12/15/48	82	86
[4]	JPMBB Commercial
	Mortgage Securities Trust 2016-C1	3.316%	3/15/49	75	77

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JPMCC Commercial
	Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	400	419
[4]	JPMDB Commercial
	Mortgage Securities Trust 2016-C2	3.144%	6/15/49	75	75
[4]	JPMDB Commercial
	Mortgage Securities Trust 2016-C2	3.484%	6/15/49	50	50
[4]	JPMDB Commercial
	Mortgage Securities Trust 2017-C7	3.409%	10/15/50	75	77
[4]	JPMDB Commercial
	Mortgage Securities Trust 2017-C7	3.713%	10/15/50	50	51
[4]	LB-UBS Commercial Mortgage Trust
	2008-C1	6.319%	4/15/41	87	87
[4]	Mercedes-Benz Auto Lease Trust
	2015-B	1.530%	5/17/21	40	40
[4]	Mercedes-Benz Auto Lease Trust
	2017-A	1.790%	4/15/20	175	175
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.340%	12/16/19	25	25
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.750%	12/15/21	25	25
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.169%	8/15/46	40	43
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.369%	8/15/46	20	21
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	107
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	68
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	2.916%	2/15/47	90	90
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	3.669%	2/15/47	110	113
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	106
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.633%	2/15/47	100	107
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	26
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	105
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.322%	6/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.194%	10/15/47	100	101
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	4.439%	10/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.101%	12/15/47	125	127
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	77
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	203

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	101
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	76
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	2.982%	7/15/50	75	76
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	131
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	129
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	78
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	77
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	77
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	78
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.288%	1/15/49	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.544%	1/15/49	225	231
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C30	2.860%	9/15/49	200	196
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C31	3.102%	11/15/49	250	249
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C33	3.599%	5/15/50	150	156
	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C33	3.852%	5/15/50	100	103
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C34	3.276%	11/15/52	125	127
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C34	3.536%	11/15/52	150	155
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	350	356
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	75	77
[4]	Morgan Stanley Capital I Trust
	2015-UBS8	3.809%	12/15/48	75	78
[4]	Morgan Stanley Capital I Trust
	2016-BNK2	3.049%	11/15/49	100	100
[4]	Morgan Stanley Capital I Trust
	2016-BNK2	3.282%	11/15/49	83	84
[4]	Morgan Stanley Capital I Trust
	2016-UB11	2.782%	8/15/49	200	194
[4]	Morgan Stanley Capital I Trust
	2016-UBS12	3.596%	12/15/49	200	207
[4]	Morgan Stanley Capital I Trust
	2017-H1	3.530%	6/15/50	150	155
[4]	Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	18	18
[4]	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	100	100
[4]	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	70	70
[4]	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	25	25
[4]	Nissan Auto Receivables 2013-C
	Owner Trust	1.300%	6/15/20	8	8
[4]	Nissan Auto Receivables 2014-A
	Owner Trust	1.340%	8/17/20	33	33
[4]	Nissan Auto Receivables 2014-B
	Owner Trust	1.110%	5/15/19	7	7
[4]	Nissan Auto Receivables 2015-A
	Owner Trust	1.050%	10/15/19	27	27
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.340%	3/16/20	48	48

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.790%	1/17/22	50	50
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.370%	5/15/20	43	42
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.670%	2/15/22	75	74
[4]	Nissan Auto Receivables 2016-C
	Owner Trust	1.180%	1/15/21	100	99
[4]	Nissan Auto Receivables 2016-C
	Owner Trust	1.380%	1/17/23	75	74
[4]	Nissan Auto Receivables 2017-B
	Owner Trust	1.950%	10/16/23	104	103
[4]	Nissan Master Owner Trust
	Receivables Series 2016-A	1.540%	6/15/21	100	99
	Royal Bank of Canada	2.200%	9/23/19	225	225
	Royal Bank of Canada	2.100%	10/14/20	800	792
[4]	Royal Bank of Canada	1.875%	2/5/21	400	396
	Royal Bank of Canada	2.300%	3/22/21	175	174
[4]	Santander Drive Auto Receivables
	Trust 2017-3	1.870%	6/15/21	90	90
[4]	Synchrony Credit Card Master Note
	Trust 2016-2	2.210%	5/15/24	373	371
[4]	Synchrony Credit Card Master Note
	Trust 2016-3	1.580%	9/15/22	150	148
[4]	Synchrony Credit Card Master Note
	Trust 2017-2	2.620%	10/15/25	150	150
[4]	Synchrony Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	147
[4]	TIAA Seasoned Commercial
	Mortgage Trust 2007-C4	5.476%	8/15/39	11	11
[9]	Toronto-Dominion Bank	2.250%	3/15/21	250	248
[4]	Toyota Auto Receivables 2014-B
	Owner Trust	1.310%	9/16/19	7	7
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.270%	5/15/19	52	52
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.740%	9/15/20	125	125
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.340%	6/17/19	39	39
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.690%	12/15/20	75	75
[4]	Toyota Auto Receivables 2016-B
	Owner Trust	1.300%	4/15/20	49	49
[4]	Toyota Auto Receivables 2016-B
	Owner Trust	1.520%	8/16/21	75	74
[4]	Toyota Auto Receivables 2016-C
	Owner Trust	1.140%	8/17/20	75	74
[4]	Toyota Auto Receivables 2016-C
	Owner Trust	1.320%	11/15/21	50	49
[4]	Toyota Auto Receivables 2017-D
	Owner Trust	1.930%	1/18/22	225	224
[4]	UBS Commercial Mortgage Trust
	2017-C1	3.460%	6/15/50	100	102
[4]	UBS Commercial Mortgage Trust
	2017-C1	3.724%	6/15/50	50	51
[4]	UBS Commercial Mortgage Trust
	2017-C2	3.487%	8/15/50	150	154
[4]	UBS Commercial Mortgage Trust
	2017-C2	3.740%	8/15/50	50	51
[4]	UBS Commercial Mortgage Trust
	2017-C3	3.426%	8/15/50	175	177
[4]	UBS Commercial Mortgage Trust
	2017-C3	3.739%	8/15/50	75	75
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.301%	10/15/50	100	101
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.563%	10/15/50	150	154
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.836%	10/15/50	62	63
[4]	UBS Commercial Mortgage Trust
	2017-C5	3.474%	11/15/50	100	102

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	UBS Commercial Mortgage Trust
	2017-C7	3.679%	12/15/50	150	156
[4]	UBS Commercial Mortgage Trust
	2017-C7	4.061%	12/15/50	100	103
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	105
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	165	168
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	26
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	0.950%	4/22/19	5	5
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	1.390%	5/20/21	75	75
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	70	71
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	2.819%	8/15/50	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	75	79
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	2.954%	12/15/47	100	101
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.271%	12/15/47	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	125	128
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.808%	12/15/47	75	77
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	125	126
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.580%	2/15/48	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	275	278
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.540%	5/15/48	175	180
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.872%	5/15/48	31	32
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	125	128
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	175	182
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	2.978%	4/15/50	29	29
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.184%	4/15/50	276	278
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.719%	4/15/50	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.571%	9/15/58	50	52
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	75	79
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	75	80
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.632%	5/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.934%	5/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	3.148%	5/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.656%	12/15/48	100	104
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.809%	12/15/48	50	53
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	9/15/48	210	220
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-BNK1	2.652%	8/15/49	150	145

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.324%	1/15/59	58	59
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	125	129
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C33	3.426%	3/15/59	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C34	3.096%	6/15/49	75	75
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.794%	12/15/49	100	105
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.825%	10/15/49	100	100
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.942%	10/15/49	162	160
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.453%	7/15/50	192	196
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.665%	7/15/50	54	55
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.418%	9/15/50	175	179
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.702%	9/15/50	100	102
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.317%	10/15/50	100	101
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.581%	10/15/50	150	155
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.854%	10/15/50	25	26
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C41	3.472%	11/15/50	250	256
[4]	WFRBS Commercial Mortgage Trust
	2012-C6	3.440%	4/15/45	175	180
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	125	128
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	100	104
[4]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	75	76
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	140	141
[4]	WFRBS Commercial Mortgage Trust
	2013-C11	3.071%	3/15/45	94	95
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.198%	3/15/48	39	40
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.560%	3/15/48	18	18
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.001%	5/15/45	76	77
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	15	15
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.337%	6/15/46	150	154
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.488%	6/15/46	75	76
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	20	21
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	100	107
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.358%	8/15/46	20	21
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.223%	9/15/46	21	21
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.963%	9/15/46	30	31
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	30	32

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.668%	9/15/46	50	54
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	2.921%	12/15/46	25	25
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.255%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.788%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	1.233%	3/15/47	3	3
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.618%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.660%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	50	53
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.723%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.036%	5/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.176%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	75	78
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	3.752%	9/15/57	150	157
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	4.371%	9/15/57	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.636%	10/15/57	76	79
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	50	53
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.428%	11/15/47	65	66
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	65	67
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	2.862%	3/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.522%	3/15/47	60	62
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	140	148
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.351%	3/15/47	60	63
[4]	World Financial Network Credit Card
	Master Note Trust Series 2017-C	2.310%	8/15/24	150	149
[4]	World Omni Auto Receivables Trust
	2014-A	1.530%	6/15/20	40	40
[4]	World Omni Auto Receivables Trust
	2014-B	1.140%	1/15/20	16	16
[4]	World Omni Auto Receivables Trust
	2015-B	1.490%	12/15/20	43	43
[4]	World Omni Auto Receivables Trust
	2015-B	1.840%	1/17/22	50	50
[4]	World Omni Automobile Lease
	Securitization Trust 2015-A	1.540%	10/15/18	28	28
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $84,455)					84,462

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (27.8%)
Finance (8.7%)
	Banking (6.3%)
	American Express Co.	2.200%	10/30/20	300	298
	American Express Co.	2.500%	8/1/22	500	494
	American Express Co.	2.650%	12/2/22	225	223
	American Express Co.	3.000%	10/30/24	300	299
	American Express Co.	3.625%	12/5/24	150	154
	American Express Co.	4.050%	12/3/42	67	71
	American Express Credit Corp.	1.875%	5/3/19	200	199
	American Express Credit Corp.	2.250%	8/15/19	1,000	1,001
	American Express Credit Corp.	2.200%	3/3/20	250	249
	American Express Credit Corp.	2.375%	5/26/20	330	330
	American Express Credit Corp.	2.600%	9/14/20	300	301
	American Express Credit Corp.	2.250%	5/5/21	275	272
	American Express Credit Corp.	2.700%	3/3/22	300	301
	American Express Credit Corp.	3.300%	5/3/27	350	353
	Australia & New Zealand Banking
	Group Ltd.	1.600%	7/15/19	175	173
	Australia & New Zealand Banking
	Group Ltd.	2.050%	9/23/19	250	249
	Australia & New Zealand Banking
	Group Ltd.	2.125%	8/19/20	250	248
	Australia & New Zealand Banking
	Group Ltd.	2.250%	11/9/20	200	199
	Australia & New Zealand Banking
	Group Ltd.	2.700%	11/16/20	300	302
	Australia & New Zealand Banking
	Group Ltd.	2.300%	6/1/21	325	322
	Australia & New Zealand Banking
	Group Ltd.	2.550%	11/23/21	250	248
	Australia & New Zealand Banking
	Group Ltd.	2.625%	5/19/22	200	199
	Australia & New Zealand Banking
	Group Ltd.	2.625%	11/9/22	200	199
	Australia & New Zealand Banking
	Group Ltd.	3.700%	11/16/25	250	263
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	250	252
	Banco Santander SA	3.800%	2/23/28	200	200
	Bank of America Corp.	2.600%	1/15/19	172	173
	Bank of America Corp.	2.650%	4/1/19	400	403
	Bank of America Corp.	2.250%	4/21/20	500	500
	Bank of America Corp.	2.625%	10/19/20	575	579
	Bank of America Corp.	2.625%	4/19/21	755	759
[4]	Bank of America Corp.	2.369%	7/21/21	500	499
[4]	Bank of America Corp.	2.328%	10/1/21	400	396
	Bank of America Corp.	2.503%	10/21/22	300	297
	Bank of America Corp.	3.300%	1/11/23	650	665
[4]	Bank of America Corp.	3.124%	1/20/23	145	147
[4]	Bank of America Corp.	2.881%	4/24/23	2,000	2,001
[4]	Bank of America Corp.	2.816%	7/21/23	1,250	1,248
	Bank of America Corp.	4.100%	7/24/23	300	318
[4,9] Bank of America Corp.		3.004%	12/20/23	1,346	1,347
	Bank of America Corp.	4.125%	1/22/24	325	345
	Bank of America Corp.	4.000%	4/1/24	392	414
	Bank of America Corp.	4.200%	8/26/24	475	498
	Bank of America Corp.	4.000%	1/22/25	455	473
	Bank of America Corp.	3.950%	4/21/25	500	517
[4]	Bank of America Corp.	3.093%	10/1/25	350	347
	Bank of America Corp.	4.450%	3/3/26	675	720
	Bank of America Corp.	3.500%	4/19/26	100	102
	Bank of America Corp.	4.250%	10/22/26	850	893
	Bank of America Corp.	3.248%	10/21/27	1,175	1,161
	Bank of America Corp.	4.183%	11/25/27	375	392
[4]	Bank of America Corp.	3.824%	1/20/28	425	438
[4]	Bank of America Corp.	3.705%	4/24/28	350	358
[4]	Bank of America Corp.	3.593%	7/21/28	600	607
[4,9] Bank of America Corp.		3.419%	12/20/28	1,334	1,331
	Bank of America Corp.	6.110%	1/29/37	435	554
[4]	Bank of America Corp.	4.244%	4/24/38	350	378
	Bank of America Corp.	7.750%	5/14/38	240	359

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of America Corp.	5.875%	2/7/42	200	263
	Bank of America Corp.	5.000%	1/21/44	600	725
	Bank of America Corp.	4.875%	4/1/44	300	359
	Bank of America Corp.	4.750%	4/21/45	100	113
[4]	Bank of America Corp.	4.443%	1/20/48	100	112
	Bank of America NA	6.000%	10/15/36	250	324
	Bank of Montreal	2.375%	1/25/19	200	200
	Bank of Montreal	1.500%	7/18/19	400	396
	Bank of Montreal	2.100%	12/12/19	175	174
	Bank of Montreal	1.900%	8/27/21	325	318
	Bank of Montreal	2.550%	11/6/22	150	148
[4]	Bank of Montreal	3.803%	12/15/32	1,000	998
	Bank of New York Mellon Corp.	2.100%	1/15/19	250	250
	Bank of New York Mellon Corp.	2.200%	5/15/19	275	275
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	208
	Bank of New York Mellon Corp.	2.300%	9/11/19	500	501
	Bank of New York Mellon Corp.	2.600%	8/17/20	175	176
	Bank of New York Mellon Corp.	2.450%	11/27/20	150	150
	Bank of New York Mellon Corp.	2.050%	5/3/21	250	247
	Bank of New York Mellon Corp.	3.550%	9/23/21	300	311
	Bank of New York Mellon Corp.	2.600%	2/7/22	200	200
[4]	Bank of New York Mellon Corp.	2.661%	5/16/23	200	200
	Bank of New York Mellon Corp.	2.200%	8/16/23	225	218
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	153
	Bank of New York Mellon Corp.	3.000%	2/24/25	250	249
	Bank of New York Mellon Corp.	2.800%	5/4/26	200	195
	Bank of New York Mellon Corp.	2.450%	8/17/26	125	118
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	151
[4]	Bank of New York Mellon Corp.	3.442%	2/7/28	150	153
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	194
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	99
	Bank of Nova Scotia	1.950%	1/15/19	175	175
	Bank of Nova Scotia	2.150%	7/14/20	200	199
	Bank of Nova Scotia	2.350%	10/21/20	1,000	998
	Bank of Nova Scotia	2.800%	7/21/21	420	423
	Bank of Nova Scotia	2.700%	3/7/22	250	250
	Bank of Nova Scotia	4.500%	12/16/25	300	316
	Barclays plc	2.750%	11/8/19	100	100
	Barclays plc	2.875%	6/8/20	500	501
	Barclays plc	3.250%	1/12/21	300	303
	Barclays plc	3.200%	8/10/21	150	151
	Barclays plc	3.684%	1/10/23	800	811
	Barclays plc	4.375%	9/11/24	200	205
	Barclays plc	3.650%	3/16/25	350	350
	Barclays plc	4.375%	1/12/26	300	312
	Barclays plc	5.200%	5/12/26	435	464
	Barclays plc	4.337%	1/10/28	500	516
	Barclays plc	5.250%	8/17/45	250	290
	Barclays plc	4.950%	1/10/47	200	223
	BB&T Corp.	6.850%	4/30/19	400	424
	BB&T Corp.	5.250%	11/1/19	100	105
	BB&T Corp.	2.450%	1/15/20	130	130
	BB&T Corp.	2.150%	2/1/21	125	124
	BB&T Corp.	2.050%	5/10/21	225	222
	BB&T Corp.	2.750%	4/1/22	175	176
	BB&T Corp.	2.850%	10/26/24	100	99
	BNP Paribas SA	2.450%	3/17/19	75	75
	BNP Paribas SA	2.375%	5/21/20	375	375
	BNP Paribas SA	5.000%	1/15/21	475	510
	BPCE SA	2.500%	7/15/19	250	251
	BPCE SA	2.250%	1/27/20	125	125
	BPCE SA	2.650%	2/3/21	275	276
	BPCE SA	2.750%	12/2/21	250	251
[9]	BPCE SA	3.000%	5/22/22	250	250
	BPCE SA	4.000%	4/15/24	325	343
	BPCE SA	3.375%	12/2/26	250	253
	Branch Banking & Trust Co.	1.450%	5/10/19	175	173
	Branch Banking & Trust Co.	2.250%	6/1/20	400	400
	Branch Banking & Trust Co.	3.625%	9/16/25	500	516
	Canadian Imperial Bank of Commerce	1.600%	9/6/19	175	173
	Canadian Imperial Bank of Commerce	2.100%	10/5/20	200	198

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	350	348
	Capital One Bank USA NA	2.300%	6/5/19	400	400
	Capital One Bank USA NA	8.800%	7/15/19	350	382
	Capital One Bank USA NA	3.375%	2/15/23	235	237
	Capital One Financial Corp.	2.450%	4/24/19	200	200
	Capital One Financial Corp.	2.500%	5/12/20	250	250
	Capital One Financial Corp.	2.400%	10/30/20	250	248
	Capital One Financial Corp.	4.750%	7/15/21	50	53
	Capital One Financial Corp.	3.050%	3/9/22	175	176
	Capital One Financial Corp.	3.500%	6/15/23	27	27
	Capital One Financial Corp.	3.750%	4/24/24	175	180
	Capital One Financial Corp.	3.300%	10/30/24	225	224
	Capital One Financial Corp.	4.200%	10/29/25	175	180
	Capital One Financial Corp.	3.750%	7/28/26	500	497
	Capital One Financial Corp.	3.750%	3/9/27	100	101
	Capital One NA	2.400%	9/5/19	100	100
	Capital One NA	1.850%	9/13/19	225	223
	Capital One NA	2.250%	9/13/21	175	172
	Capital One NA	2.650%	8/8/22	500	495
	Citibank NA	1.850%	9/18/19	400	397
	Citibank NA	2.100%	6/12/20	175	173
	Citibank NA	2.125%	10/20/20	850	841
[4,9] Citicorp Lease Pass-Through Trust
	1999-1	8.040%	12/15/19	372	409
	Citigroup Inc.	2.550%	4/8/19	1,300	1,304
	Citigroup Inc.	2.050%	6/7/19	175	174
	Citigroup Inc.	2.450%	1/10/20	350	350
	Citigroup Inc.	2.400%	2/18/20	325	324
	Citigroup Inc.	5.375%	8/9/20	50	54
	Citigroup Inc.	2.700%	3/30/21	675	676
	Citigroup Inc.	2.350%	8/2/21	150	148
	Citigroup Inc.	2.900%	12/8/21	200	201
	Citigroup Inc.	4.500%	1/14/22	1,275	1,356
	Citigroup Inc.	2.700%	10/27/22	375	371
	Citigroup Inc.	3.375%	3/1/23	150	152
[4]	Citigroup Inc.	2.876%	7/24/23	450	448
	Citigroup Inc.	3.875%	10/25/23	350	363
	Citigroup Inc.	4.000%	8/5/24	125	130
	Citigroup Inc.	3.875%	3/26/25	350	358
	Citigroup Inc.	3.300%	4/27/25	175	176
	Citigroup Inc.	4.400%	6/10/25	1,400	1,475
	Citigroup Inc.	5.500%	9/13/25	75	84
	Citigroup Inc.	3.700%	1/12/26	350	359
	Citigroup Inc.	4.600%	3/9/26	275	292
	Citigroup Inc.	3.400%	5/1/26	25	25
	Citigroup Inc.	3.200%	10/21/26	875	866
	Citigroup Inc.	4.300%	11/20/26	75	78
	Citigroup Inc.	4.450%	9/29/27	1,000	1,055
[4]	Citigroup Inc.	3.887%	1/10/28	175	180
[4]	Citigroup Inc.	3.668%	7/24/28	350	354
	Citigroup Inc.	4.125%	7/25/28	250	258
[4]	Citigroup Inc.	3.520%	10/27/28	375	376
	Citigroup Inc.	6.625%	6/15/32	100	127
	Citigroup Inc.	6.125%	8/25/36	75	94
	Citigroup Inc.	8.125%	7/15/39	562	896
	Citigroup Inc.	5.875%	1/30/42	100	130
	Citigroup Inc.	5.300%	5/6/44	375	443
	Citigroup Inc.	4.650%	7/30/45	200	228
	Citizens Bank NA	2.450%	12/4/19	100	100
	Citizens Bank NA	2.250%	3/2/20	175	174
	Citizens Bank NA	2.200%	5/26/20	150	149
	Citizens Bank NA	2.250%	10/30/20	200	198
	Citizens Bank NA	2.550%	5/13/21	200	199
	Citizens Bank NA	2.650%	5/26/22	125	124
	Citizens Financial Group Inc.	4.300%	12/3/25	125	130
	Comerica Bank	4.000%	7/27/25	50	52
	Commonwealth Bank of Australia	2.050%	3/15/19	125	125
	Commonwealth Bank of Australia	2.300%	9/6/19	100	100
	Commonwealth Bank of Australia	2.400%	11/2/20	350	349
	Commonwealth Bank of Australia	2.550%	3/15/21	175	175
[9]	Commonwealth Bank of Australia	2.750%	3/10/22	500	501

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Compass Bank	2.750%	9/29/19	100	100
	Compass Bank	2.875%	6/29/22	250	246
	Cooperatieve Rabobank UA	2.250%	1/14/19	500	501
	Cooperatieve Rabobank UA	2.250%	1/14/20	250	250
	Cooperatieve Rabobank UA	4.500%	1/11/21	150	159
	Cooperatieve Rabobank UA	2.500%	1/19/21	600	602
	Cooperatieve Rabobank UA	2.750%	1/10/22	250	252
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	551
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	130
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	187
	Cooperatieve Rabobank UA	3.375%	5/21/25	275	282
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	633
	Cooperatieve Rabobank UA	3.750%	7/21/26	225	227
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	126
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	318
	Cooperatieve Rabobank UA	5.250%	8/4/45	600	725
	Credit Suisse AG	2.300%	5/28/19	400	401
	Credit Suisse AG	5.300%	8/13/19	175	183
	Credit Suisse AG	5.400%	1/14/20	325	343
	Credit Suisse AG	3.000%	10/29/21	600	606
	Credit Suisse AG	3.625%	9/9/24	1,150	1,187
[9]	Credit Suisse Group AG	3.574%	1/9/23	500	508
[9]	Credit Suisse Group AG	4.282%	1/9/28	250	260
	Credit Suisse Group Funding
	Guernsey Ltd.	2.750%	3/26/20	250	251
	Credit Suisse Group Funding
	Guernsey Ltd.	3.125%	12/10/20	250	253
	Credit Suisse Group Funding
	Guernsey Ltd.	3.450%	4/16/21	275	281
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	750	773
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	6/9/23	550	565
	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	250	255
	Credit Suisse Group Funding
	Guernsey Ltd.	4.875%	5/15/45	375	432
	Deutsche Bank AG	2.500%	2/13/19	150	150
	Deutsche Bank AG	2.700%	7/13/20	625	622
	Deutsche Bank AG	2.950%	8/20/20	100	100
	Deutsche Bank AG	3.125%	1/13/21	100	100
	Deutsche Bank AG	3.375%	5/12/21	500	504
	Deutsche Bank AG	4.250%	10/14/21	700	726
	Deutsche Bank AG	3.300%	11/16/22	500	498
	Deutsche Bank AG	3.700%	5/30/24	225	226
	Deutsche Bank AG	4.100%	1/13/26	100	102
	Discover Bank	3.200%	8/9/21	100	101
	Discover Bank	4.200%	8/8/23	300	316
	Discover Bank	3.450%	7/27/26	100	99
	Discover Financial Services	3.850%	11/21/22	200	205
	Discover Financial Services	3.950%	11/6/24	375	383
	Discover Financial Services	3.750%	3/4/25	100	101
	Fifth Third Bancorp	3.500%	3/15/22	125	129
	Fifth Third Bancorp	4.300%	1/16/24	275	291
	Fifth Third Bancorp	8.250%	3/1/38	225	344
	Fifth Third Bank	2.300%	3/15/19	250	250
	Fifth Third Bank	1.625%	9/27/19	125	124
	Fifth Third Bank	2.200%	10/30/20	200	199
	Fifth Third Bank	2.250%	6/14/21	300	297
	Fifth Third Bank	3.850%	3/15/26	200	206
	First Horizon National Corp.	3.500%	12/15/20	100	102
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	54
	First Republic Bank	2.500%	6/6/22	100	99
	First Republic Bank	4.375%	8/1/46	75	76
	FirstMerit Bank NA	4.270%	11/25/26	150	156
	FirstMerit Corp.	4.350%	2/4/23	50	52
	Goldman Sachs Capital I	6.345%	2/15/34	225	281
	Goldman Sachs Group Inc.	2.625%	1/31/19	450	452
	Goldman Sachs Group Inc.	7.500%	2/15/19	525	555
	Goldman Sachs Group Inc.	1.950%	7/23/19	100	99
	Goldman Sachs Group Inc.	2.550%	10/23/19	450	451

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	2.300%	12/13/19	600	598
	Goldman Sachs Group Inc.	5.375%	3/15/20	475	503
	Goldman Sachs Group Inc.	2.600%	4/23/20	775	776
	Goldman Sachs Group Inc.	6.000%	6/15/20	480	518
	Goldman Sachs Group Inc.	2.750%	9/15/20	275	276
	Goldman Sachs Group Inc.	2.875%	2/25/21	225	227
	Goldman Sachs Group Inc.	2.625%	4/25/21	200	200
	Goldman Sachs Group Inc.	5.250%	7/27/21	650	705
	Goldman Sachs Group Inc.	2.350%	11/15/21	500	492
	Goldman Sachs Group Inc.	5.750%	1/24/22	1,175	1,299
	Goldman Sachs Group Inc.	3.000%	4/26/22	600	602
[4]	Goldman Sachs Group Inc.	2.876%	10/31/22	1,000	997
	Goldman Sachs Group Inc.	3.625%	1/22/23	375	386
[4]	Goldman Sachs Group Inc.	2.908%	6/5/23	350	347
[4]	Goldman Sachs Group Inc.	2.905%	7/24/23	500	496
	Goldman Sachs Group Inc.	4.000%	3/3/24	525	550
	Goldman Sachs Group Inc.	3.850%	7/8/24	175	181
	Goldman Sachs Group Inc.	3.500%	1/23/25	750	759
[4]	Goldman Sachs Group Inc.	3.272%	9/29/25	550	546
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	208
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	205
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,253
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	466
	Goldman Sachs Group Inc.	3.850%	1/26/27	350	359
[4]	Goldman Sachs Group Inc.	3.691%	6/5/28	500	507
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	159
	Goldman Sachs Group Inc.	6.450%	5/1/36	50	64
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,305
[4]	Goldman Sachs Group Inc.	4.017%	10/31/38	350	359
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	902
	Goldman Sachs Group Inc.	4.800%	7/8/44	325	368
	Goldman Sachs Group Inc.	5.150%	5/22/45	475	548
	Goldman Sachs Group Inc.	4.750%	10/21/45	200	228
	HSBC Bank USA NA	4.875%	8/24/20	250	264
	HSBC Bank USA NA	5.625%	8/15/35	250	316
	HSBC Bank USA NA	7.000%	1/15/39	250	366
	HSBC Holdings plc	5.100%	4/5/21	625	671
	HSBC Holdings plc	2.950%	5/25/21	600	604
	HSBC Holdings plc	2.650%	1/5/22	500	496
	HSBC Holdings plc	4.875%	1/14/22	160	172
	HSBC Holdings plc	4.000%	3/30/22	290	303
[4]	HSBC Holdings plc	3.262%	3/13/23	400	405
	HSBC Holdings plc	3.600%	5/25/23	200	206
[4]	HSBC Holdings plc	3.033%	11/22/23	200	200
	HSBC Holdings plc	4.250%	3/14/24	250	260
	HSBC Holdings plc	4.250%	8/18/25	150	156
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,168
	HSBC Holdings plc	3.900%	5/25/26	450	465
	HSBC Holdings plc	4.375%	11/23/26	350	365
[4]	HSBC Holdings plc	4.041%	3/13/28	900	937
	HSBC Holdings plc	7.625%	5/17/32	100	136
	HSBC Holdings plc	7.350%	11/27/32	100	134
	HSBC Holdings plc	6.500%	5/2/36	350	457
	HSBC Holdings plc	6.500%	9/15/37	50	66
	HSBC Holdings plc	6.800%	6/1/38	200	273
	HSBC Holdings plc	5.250%	3/14/44	750	882
	HSBC USA Inc.	2.375%	11/13/19	400	401
	HSBC USA Inc.	2.350%	3/5/20	275	275
	HSBC USA Inc.	2.750%	8/7/20	150	151
	HSBC USA Inc.	5.000%	9/27/20	300	317
	HSBC USA Inc.	3.500%	6/23/24	100	103
	Huntington Bancshares Inc.	7.000%	12/15/20	25	28
	Huntington Bancshares Inc.	3.150%	3/14/21	175	178
	Huntington Bancshares Inc.	2.300%	1/14/22	200	197
	Huntington National Bank	2.375%	3/10/20	250	250
	Huntington National Bank	2.400%	4/1/20	150	150
	Huntington National Bank	2.500%	8/7/22	200	197
	ING Groep NV	3.150%	3/29/22	200	202
	ING Groep NV	3.950%	3/29/27	300	313
	Intesa Sanpaolo SPA	3.875%	1/15/19	185	188
	Intesa Sanpaolo SPA	5.250%	1/12/24	225	245

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	2.350%	1/28/19	175	175
	JPMorgan Chase & Co.	6.300%	4/23/19	775	816
	JPMorgan Chase & Co.	2.250%	1/23/20	1,976	1,974
	JPMorgan Chase & Co.	2.750%	6/23/20	1,015	1,024
	JPMorgan Chase & Co.	4.400%	7/22/20	475	499
	JPMorgan Chase & Co.	4.250%	10/15/20	250	262
	JPMorgan Chase & Co.	2.550%	10/29/20	450	451
	JPMorgan Chase & Co.	2.550%	3/1/21	850	851
	JPMorgan Chase & Co.	4.625%	5/10/21	300	319
	JPMorgan Chase & Co.	2.400%	6/7/21	275	274
	JPMorgan Chase & Co.	2.295%	8/15/21	450	446
	JPMorgan Chase & Co.	4.350%	8/15/21	205	217
	JPMorgan Chase & Co.	4.500%	1/24/22	25	27
	JPMorgan Chase & Co.	3.250%	9/23/22	750	765
	JPMorgan Chase & Co.	2.972%	1/15/23	1,945	1,953
	JPMorgan Chase & Co.	3.200%	1/25/23	750	763
[4]	JPMorgan Chase & Co.	2.776%	4/25/23	350	348
	JPMorgan Chase & Co.	3.375%	5/1/23	300	305
	JPMorgan Chase & Co.	2.700%	5/18/23	250	248
	JPMorgan Chase & Co.	3.875%	9/10/24	500	519
	JPMorgan Chase & Co.	3.125%	1/23/25	400	402
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	600	602
	JPMorgan Chase & Co.	3.900%	7/15/25	300	313
	JPMorgan Chase & Co.	3.300%	4/1/26	1,185	1,190
	JPMorgan Chase & Co.	3.200%	6/15/26	300	299
	JPMorgan Chase & Co.	2.950%	10/1/26	375	368
	JPMorgan Chase & Co.	4.125%	12/15/26	450	474
	JPMorgan Chase & Co.	3.625%	12/1/27	1,000	1,011
[4]	JPMorgan Chase & Co.	3.782%	2/1/28	1,225	1,268
[4]	JPMorgan Chase & Co.	3.540%	5/1/28	500	507
	JPMorgan Chase & Co.	6.400%	5/15/38	450	617
	JPMorgan Chase & Co.	5.500%	10/15/40	250	315
	JPMorgan Chase & Co.	5.600%	7/15/41	450	576
	JPMorgan Chase & Co.	5.400%	1/6/42	150	188
	JPMorgan Chase & Co.	5.625%	8/16/43	300	372
	JPMorgan Chase & Co.	4.950%	6/1/45	100	115
[4]	JPMorgan Chase & Co.	4.260%	2/22/48	375	402
[4]	JPMorgan Chase & Co.	3.964%	11/15/48	500	516
	JPMorgan Chase Bank NA	1.650%	9/23/19	300	297
	KeyBank NA	2.500%	12/15/19	100	100
	KeyBank NA	2.250%	3/16/20	500	499
	KeyBank NA	2.300%	9/14/22	200	196
	KeyBank NA	3.300%	6/1/25	125	127
	KeyCorp	5.100%	3/24/21	25	27
	Lloyds Bank plc	2.300%	11/27/18	225	225
	Lloyds Bank plc	2.050%	1/22/19	200	200
	Lloyds Bank plc	2.400%	3/17/20	50	50
	Lloyds Bank plc	6.375%	1/21/21	175	194
	Lloyds Banking Group plc	3.000%	1/11/22	300	301
[4]	Lloyds Banking Group plc	2.907%	11/7/23	400	396
	Lloyds Banking Group plc	4.582%	12/10/25	700	731
	Lloyds Banking Group plc	3.750%	1/11/27	200	203
[4]	Lloyds Banking Group plc	3.574%	11/7/28	200	198
	Lloyds Banking Group plc	5.300%	12/1/45	200	235
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	550	551
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	100	100
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	175	174
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	700	706
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	400	392
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	300	296
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	97
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	543
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	239
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	512
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	247
	Mizuho Financial Group Inc.	3.663%	2/28/27	250	256
	Morgan Stanley	2.500%	1/24/19	150	151
	Morgan Stanley	7.300%	5/13/19	525	560
	Morgan Stanley	2.375%	7/23/19	400	400
	Morgan Stanley	5.625%	9/23/19	900	949
	Morgan Stanley	5.500%	1/26/20	275	291

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	2.650%	1/27/20	250	251
	Morgan Stanley	2.800%	6/16/20	1,050	1,058
	Morgan Stanley	5.500%	7/24/20	175	188
	Morgan Stanley	5.750%	1/25/21	250	272
	Morgan Stanley	2.500%	4/21/21	250	249
	Morgan Stanley	5.500%	7/28/21	75	82
	Morgan Stanley	2.625%	11/17/21	500	497
	Morgan Stanley	2.750%	5/19/22	600	596
	Morgan Stanley	4.875%	11/1/22	425	457
	Morgan Stanley	3.750%	2/25/23	675	700
	Morgan Stanley	3.875%	4/29/24	545	569
	Morgan Stanley	3.700%	10/23/24	650	670
	Morgan Stanley	4.000%	7/23/25	230	240
	Morgan Stanley	5.000%	11/24/25	800	874
	Morgan Stanley	3.875%	1/27/26	225	234
	Morgan Stanley	3.125%	7/27/26	700	691
	Morgan Stanley	6.250%	8/9/26	625	746
	Morgan Stanley	4.350%	9/8/26	400	419
	Morgan Stanley	3.625%	1/20/27	850	867
	Morgan Stanley	3.950%	4/23/27	325	329
[4]	Morgan Stanley	3.591%	7/22/28	875	881
	Morgan Stanley	7.250%	4/1/32	150	206
[4]	Morgan Stanley	3.971%	7/22/38	375	386
	Morgan Stanley	6.375%	7/24/42	600	834
	Morgan Stanley	4.300%	1/27/45	800	858
	Morgan Stanley	4.375%	1/22/47	350	380
	MUFG Americas Holdings Corp.	2.250%	2/10/20	200	199
	MUFG Americas Holdings Corp.	3.500%	6/18/22	475	485
	MUFG Americas Holdings Corp.	3.000%	2/10/25	100	98
	MUFG Union Bank NA	2.250%	5/6/19	300	300
	National Australia Bank Ltd.	2.000%	1/14/19	200	200
	National Australia Bank Ltd.	1.375%	7/12/19	175	173
	National Australia Bank Ltd.	2.125%	5/22/20	600	596
	National Australia Bank Ltd.	1.875%	7/12/21	175	171
	National Australia Bank Ltd.	2.500%	5/22/22	550	545
	National Australia Bank Ltd.	3.000%	1/20/23	250	252
	National Australia Bank Ltd.	3.375%	1/14/26	100	101
	National Australia Bank Ltd.	2.500%	7/12/26	200	190
	National Bank of Canada	2.150%	6/12/20	250	249
	National Bank of Canada	2.200%	11/2/20	200	198
	National City Corp.	6.875%	5/15/19	100	106
	Northern Trust Corp.	3.450%	11/4/20	100	103
	Northern Trust Corp.	3.375%	8/23/21	100	103
	Northern Trust Corp.	3.950%	10/30/25	150	159
[4]	Northern Trust Corp.	3.375%	5/8/32	50	50
	People’s United Bank NA	4.000%	7/15/24	100	102
	People’s United Financial Inc.	3.650%	12/6/22	100	102
	PNC Bank NA	1.950%	3/4/19	150	150
	PNC Bank NA	2.250%	7/2/19	600	600
	PNC Bank NA	2.400%	10/18/19	75	75
	PNC Bank NA	2.000%	5/19/20	250	248
	PNC Bank NA	2.300%	6/1/20	150	150
	PNC Bank NA	2.450%	11/5/20	430	430
	PNC Bank NA	2.150%	4/29/21	250	247
	PNC Bank NA	2.550%	12/9/21	100	100
	PNC Bank NA	2.625%	2/17/22	175	175
	PNC Bank NA	3.300%	10/30/24	200	204
	PNC Bank NA	2.950%	2/23/25	150	149
	PNC Bank NA	3.250%	6/1/25	100	102
	PNC Bank NA	3.100%	10/25/27	250	249
	PNC Financial Services Group Inc.	3.900%	4/29/24	125	131
	PNC Financial Services Group Inc.	3.150%	5/19/27	750	748
	PNC Funding Corp.	6.700%	6/10/19	25	27
	PNC Funding Corp.	5.125%	2/8/20	150	158
	PNC Funding Corp.	4.375%	8/11/20	475	498
	PNC Funding Corp.	3.300%	3/8/22	440	451
	Regions Bank	6.450%	6/26/37	250	317
	Regions Financial Corp.	3.200%	2/8/21	100	102
	Royal Bank of Canada	1.625%	4/15/19	125	124
	Royal Bank of Canada	1.500%	7/29/19	375	371
	Royal Bank of Canada	2.125%	3/2/20	1,200	1,195

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Royal Bank of Canada	2.150%	10/26/20	200	198
	Royal Bank of Canada	2.500%	1/19/21	200	200
	Royal Bank of Canada	2.750%	2/1/22	300	303
	Royal Bank of Canada	4.650%	1/27/26	250	269
[4]	Royal Bank of Scotland Group plc	3.498%	5/15/23	500	501
	Royal Bank of Scotland Group plc	3.875%	9/12/23	800	813
	Santander Holdings USA Inc.	2.700%	5/24/19	300	300
[9]	Santander Holdings USA Inc.	3.700%	3/28/22	700	708
[9]	Santander Holdings USA Inc.	3.400%	1/18/23	115	115
	Santander Holdings USA Inc.	4.500%	7/17/25	125	130
[9]	Santander Holdings USA Inc.	4.400%	7/13/27	250	256
	Santander Issuances SAU	5.179%	11/19/25	450	484
	Santander UK Group Holdings plc	3.125%	1/8/21	550	556
	Santander UK Group Holdings plc	2.875%	8/5/21	225	225
	Santander UK Group Holdings plc	3.571%	1/10/23	200	203
[4]	Santander UK Group Holdings plc	3.823%	11/3/28	200	200
	Santander UK plc	2.500%	3/14/19	950	953
	Santander UK plc	2.350%	9/10/19	175	175
	Santander UK plc	2.375%	3/16/20	150	150
	Santander UK plc	2.125%	11/3/20	200	198
	Santander UK plc	4.000%	3/13/24	150	158
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	250	249
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	301
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	250	244
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	250	252
	State Street Corp.	1.950%	5/19/21	125	123
[4]	State Street Corp.	2.653%	5/15/23	300	300
	State Street Corp.	3.100%	5/15/23	150	151
	State Street Corp.	3.700%	11/20/23	83	87
	State Street Corp.	3.550%	8/18/25	225	233
	State Street Corp.	2.650%	5/19/26	125	121
	Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	150	150
	Sumitomo Mitsui Banking Corp.	1.966%	1/11/19	250	249
	Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	250	250
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	200	199
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	200	199
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	253
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	105
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	263
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	256
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	340	343
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	250	244
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	469
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	250	250
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	200	199
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	200	199
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	155
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	118
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	170
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	697
	SunTrust Bank	2.250%	1/31/20	200	199
	SunTrust Bank	3.300%	5/15/26	200	198
	SunTrust Banks Inc.	2.500%	5/1/19	300	301
	SunTrust Banks Inc.	2.900%	3/3/21	75	75
	SunTrust Banks Inc.	2.700%	1/27/22	125	125
	SVB Financial Group	3.500%	1/29/25	100	100
	Svenska Handelsbanken AB	2.500%	1/25/19	225	226
	Svenska Handelsbanken AB	2.250%	6/17/19	225	225
	Svenska Handelsbanken AB	1.500%	9/6/19	350	346
	Svenska Handelsbanken AB	2.450%	3/30/21	300	300
	Svenska Handelsbanken AB	1.875%	9/7/21	350	342
	Synchrony Bank	3.000%	6/15/22	100	99
	Synchrony Financial	2.600%	1/15/19	175	175
	Synchrony Financial	2.700%	2/3/20	425	426
	Synchrony Financial	4.250%	8/15/24	250	259
	Synchrony Financial	4.500%	7/23/25	500	523
	Synchrony Financial	3.700%	8/4/26	125	123
	Synchrony Financial	3.950%	12/1/27	300	299
	Synovus Financial Corp.	3.125%	11/1/22	50	50
	Toronto-Dominion Bank	2.125%	7/2/19	100	100
	Toronto-Dominion Bank	1.450%	8/13/19	200	198

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Toronto-Dominion Bank	2.250%	11/5/19	500	501
	Toronto-Dominion Bank	2.500%	12/14/20	100	100
	Toronto-Dominion Bank	2.125%	4/7/21	175	173
	Toronto-Dominion Bank	1.800%	7/13/21	150	146
	UBS AG	2.375%	8/14/19	604	604
	UBS AG	2.350%	3/26/20	175	175
	UBS AG	4.875%	8/4/20	50	53
[9]	UBS AG	2.450%	12/1/20	200	199
	US Bancorp	2.200%	4/25/19	100	100
	US Bancorp	2.350%	1/29/21	175	175
	US Bancorp	4.125%	5/24/21	250	263
	US Bancorp	2.625%	1/24/22	200	201
	US Bancorp	3.000%	3/15/22	125	127
	US Bancorp	2.950%	7/15/22	400	404
	US Bancorp	3.600%	9/11/24	50	52
	US Bancorp	3.100%	4/27/26	300	297
	US Bancorp	3.150%	4/27/27	225	225
	US Bank NA	2.050%	10/23/20	250	248
	US Bank NA	2.800%	1/27/25	500	496
	Wachovia Bank NA	5.850%	2/1/37	300	383
	Wachovia Corp.	6.605%	10/1/25	265	315
	Wells Fargo & Co.	2.125%	4/22/19	150	150
	Wells Fargo & Co.	2.600%	7/22/20	350	352
	Wells Fargo & Co.	2.550%	12/7/20	350	351
	Wells Fargo & Co.	2.500%	3/4/21	1,350	1,349
	Wells Fargo & Co.	4.600%	4/1/21	1,325	1,408
	Wells Fargo & Co.	2.100%	7/26/21	350	344
	Wells Fargo & Co.	3.500%	3/8/22	450	464
	Wells Fargo & Co.	2.625%	7/22/22	675	671
	Wells Fargo & Co.	3.069%	1/24/23	1,500	1,511
	Wells Fargo & Co.	3.450%	2/13/23	350	357
	Wells Fargo & Co.	3.300%	9/9/24	400	406
	Wells Fargo & Co.	3.000%	2/19/25	425	421
	Wells Fargo & Co.	3.000%	4/22/26	525	515
	Wells Fargo & Co.	4.100%	6/3/26	575	604
	Wells Fargo & Co.	3.000%	10/23/26	675	658
[4]	Wells Fargo & Co.	3.584%	5/22/28	500	510
	Wells Fargo & Co.	5.375%	2/7/35	200	242
	Wells Fargo & Co.	5.375%	11/2/43	600	714
	Wells Fargo & Co.	5.606%	1/15/44	600	740
	Wells Fargo & Co.	4.650%	11/4/44	325	354
	Wells Fargo & Co.	3.900%	5/1/45	500	516
	Wells Fargo & Co.	4.900%	11/17/45	250	283
	Wells Fargo & Co.	4.400%	6/14/46	300	317
	Wells Fargo & Co.	4.750%	12/7/46	350	389
	Wells Fargo Bank NA	1.750%	5/24/19	275	273
	Wells Fargo Bank NA	2.150%	12/6/19	500	499
	Wells Fargo Bank NA	5.950%	8/26/36	200	256
	Wells Fargo Bank NA	6.600%	1/15/38	225	314
	Westpac Banking Corp.	2.250%	1/17/19	225	225
	Westpac Banking Corp.	1.650%	5/13/19	200	199
	Westpac Banking Corp.	1.600%	8/19/19	600	593
	Westpac Banking Corp.	4.875%	11/19/19	250	262
	Westpac Banking Corp.	2.150%	3/6/20	300	299
	Westpac Banking Corp.	2.600%	11/23/20	250	251
	Westpac Banking Corp.	2.100%	5/13/21	1,000	986
	Westpac Banking Corp.	2.000%	8/19/21	275	270
	Westpac Banking Corp.	2.500%	6/28/22	1,000	993
	Westpac Banking Corp.	2.750%	1/11/23	200	199
	Westpac Banking Corp.	2.850%	5/13/26	400	390
	Westpac Banking Corp.	2.700%	8/19/26	175	168
	Westpac Banking Corp.	3.350%	3/8/27	250	252
[4]	Westpac Banking Corp.	4.322%	11/23/31	500	514

	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	106
	Affiliated Managers Group Inc.	3.500%	8/1/25	125	126
	Ameriprise Financial Inc.	5.300%	3/15/20	125	132
	Ameriprise Financial Inc.	4.000%	10/15/23	150	159
	Ameriprise Financial Inc.	3.700%	10/15/24	100	104
	Apollo Investment Corp.	5.250%	3/3/25	50	51

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
BGC Partners Inc.	5.375%	12/9/19	50	52
BGC Partners Inc.	5.125%	5/27/21	50	52
BlackRock Inc.	5.000%	12/10/19	160	168
BlackRock Inc.	4.250%	5/24/21	125	132
BlackRock Inc.	3.375%	6/1/22	175	181
BlackRock Inc.	3.500%	3/18/24	175	182
BlackRock Inc.	3.200%	3/15/27	100	101
Brookfield Asset Management Inc.	4.000%	1/15/25	105	107
Brookfield Finance Inc.	4.250%	6/2/26	50	51
Brookfield Finance LLC	4.000%	4/1/24	125	129
CBOE Global Markets Inc.	1.950%	6/28/19	50	50
Cboe Global Markets Inc.	3.650%	1/12/27	110	113
Charles Schwab Corp.	3.225%	9/1/22	300	305
Charles Schwab Corp.	2.650%	1/25/23	100	100
Charles Schwab Corp.	3.200%	3/2/27	250	251
Charles Schwab Corp.	3.200%	1/25/28	100	100
CME Group Inc.	3.000%	9/15/22	125	127
CME Group Inc.	3.000%	3/15/25	125	127
CME Group Inc.	5.300%	9/15/43	125	160
E*TRADE Financial Corp.	3.800%	8/24/27	75	75
Eaton Vance Corp.	3.625%	6/15/23	50	52
Eaton Vance Corp.	3.500%	4/6/27	100	102
Franklin Resources Inc.	4.625%	5/20/20	50	52
Franklin Resources Inc.	2.800%	9/15/22	225	226
Intercontinental Exchange Inc.	2.350%	9/15/22	100	99
Intercontinental Exchange Inc.	4.000%	10/15/23	150	159
Intercontinental Exchange Inc.	3.750%	12/1/25	300	315
Intercontinental Exchange Inc.	3.100%	9/15/27	150	150
Invesco Finance plc	3.125%	11/30/22	175	176
Invesco Finance plc	4.000%	1/30/24	100	105
Invesco Finance plc	3.750%	1/15/26	170	176
Invesco Finance plc	5.375%	11/30/43	75	92
Janus Capital Group Inc.	4.875%	8/1/25	75	80
Jefferies Group LLC	8.500%	7/15/19	25	27
Jefferies Group LLC	6.875%	4/15/21	155	173
Jefferies Group LLC	5.125%	1/20/23	100	108
Jefferies Group LLC	4.850%	1/15/27	200	212
Jefferies Group LLC	6.450%	6/8/27	50	58
Jefferies Group LLC	6.250%	1/15/36	75	85
Jefferies Group LLC	6.500%	1/20/43	75	87
Lazard Group LLC	3.750%	2/13/25	50	51
Lazard Group LLC	3.625%	3/1/27	100	99
Legg Mason Inc.	4.750%	3/15/26	100	107
Legg Mason Inc.	5.625%	1/15/44	100	112
Leucadia National Corp.	5.500%	10/18/23	150	161
Nasdaq Inc.	5.550%	1/15/20	175	185
Nasdaq Inc.	4.250%	6/1/24	75	79
Nomura Holdings Inc.	2.750%	3/19/19	250	251
Nomura Holdings Inc.	6.700%	3/4/20	200	217
Raymond James Financial Inc.	3.625%	9/15/26	75	75
Raymond James Financial Inc.	4.950%	7/15/46	210	238
Stifel Financial Corp.	3.500%	12/1/20	50	51
Stifel Financial Corp.	4.250%	7/18/24	150	154
TD Ameritrade Holding Corp.	5.600%	12/1/19	50	53
TD Ameritrade Holding Corp.	2.950%	4/1/22	125	126
TD Ameritrade Holding Corp.	3.625%	4/1/25	100	103
TD Ameritrade Holding Corp.	3.300%	4/1/27	125	126

Finance Companies (0.3%)
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.750%	5/15/19	155	158
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.250%	7/1/20	350	363
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.625%	10/30/20	150	157
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.500%	5/15/21	150	158
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	5.000%	10/1/21	200	213
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.950%	2/1/22	125	129

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	3.500%	5/26/22	100	101
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	4.625%	7/1/22	175	185
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	3.650%	7/21/27	150	149
	Air Lease Corp.	3.375%	1/15/19	125	126
	Air Lease Corp.	4.750%	3/1/20	75	78
	Air Lease Corp.	3.875%	4/1/21	75	78
	Air Lease Corp.	3.375%	6/1/21	100	102
	Air Lease Corp.	3.750%	2/1/22	300	310
	Air Lease Corp.	2.625%	7/1/22	100	98
	Air Lease Corp.	2.750%	1/15/23	100	98
	Air Lease Corp.	4.250%	9/15/24	75	78
	Air Lease Corp.	3.625%	4/1/27	75	75
	Air Lease Corp.	3.625%	12/1/27	100	100
	Ares Capital Corp.	3.875%	1/15/20	100	102
	Ares Capital Corp.	3.500%	2/10/23	250	246
	FS Investment Corp.	4.000%	7/15/19	75	75
	GATX Corp.	2.500%	7/30/19	50	50
	GATX Corp.	3.250%	3/30/25	125	124
	GATX Corp.	3.250%	9/15/26	50	49
	GATX Corp.	3.850%	3/30/27	175	178
	GATX Corp.	3.500%	3/15/28	100	99
	GATX Corp.	4.500%	3/30/45	50	52
	GE Capital International Funding Co.
	Unlimited Co.	2.342%	11/15/20	1,037	1,033
	GE Capital International Funding Co.
	Unlimited Co.	3.373%	11/15/25	558	567
	GE Capital International Funding Co.
	Unlimited Co.	4.418%	11/15/35	2,068	2,237
	HSBC Finance Corp.	6.676%	1/15/21	135	150
	International Lease Finance Corp.	5.875%	4/1/19	133	139
	International Lease Finance Corp.	6.250%	5/15/19	222	232
	International Lease Finance Corp.	8.250%	12/15/20	200	229
	International Lease Finance Corp.	4.625%	4/15/21	89	93
	International Lease Finance Corp.	8.625%	1/15/22	115	139
	International Lease Finance Corp.	5.875%	8/15/22	160	177
	Prospect Capital Corp.	5.000%	7/15/19	50	51
	Prospect Capital Corp.	5.875%	3/15/23	40	41

	Insurance (1.2%)
	ACE Capital Trust II	9.700%	4/1/30	50	75
	AEGON Funding Co. LLC	5.750%	12/15/20	81	88
	Aetna Inc.	2.200%	3/15/19	60	60
	Aetna Inc.	2.750%	11/15/22	200	198
	Aetna Inc.	2.800%	6/15/23	250	245
	Aetna Inc.	3.500%	11/15/24	125	127
	Aetna Inc.	6.625%	6/15/36	130	172
	Aetna Inc.	6.750%	12/15/37	100	136
	Aetna Inc.	4.500%	5/15/42	75	80
	Aetna Inc.	4.125%	11/15/42	75	76
	Aetna Inc.	3.875%	8/15/47	300	295
	Aflac Inc.	2.400%	3/16/20	100	100
	Aflac Inc.	4.000%	2/15/22	50	53
	Aflac Inc.	3.625%	6/15/23	125	130
	Aflac Inc.	3.625%	11/15/24	125	130
	Aflac Inc.	3.250%	3/17/25	125	127
	Aflac Inc.	2.875%	10/15/26	75	74
	Aflac Inc.	4.000%	10/15/46	50	52
	Alleghany Corp.	5.625%	9/15/20	100	107
	Alleghany Corp.	4.900%	9/15/44	100	108
	Allied World Assurance Co. Holdings
	Ltd.	5.500%	11/15/20	50	53
	Allied World Assurance Co. Holdings
	Ltd.	4.350%	10/29/25	75	75
	Allstate Corp.	3.150%	6/15/23	100	102
	Allstate Corp.	5.550%	5/9/35	75	92
	Allstate Corp.	4.500%	6/15/43	125	142
	Allstate Corp.	4.200%	12/15/46	275	301
[4]	Allstate Corp.	5.750%	8/15/53	75	82

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Allstate Corp.	6.500%	5/15/67	100	120
	Alterra Finance LLC	6.250%	9/30/20	55	60
	American Financial Group Inc.	3.500%	8/15/26	50	50
	American Financial Group Inc.	4.500%	6/15/47	110	114
	American International Group Inc.	3.375%	8/15/20	125	128
	American International Group Inc.	6.400%	12/15/20	385	426
	American International Group Inc.	4.875%	6/1/22	250	271
	American International Group Inc.	4.125%	2/15/24	170	179
	American International Group Inc.	3.875%	1/15/35	200	200
	American International Group Inc.	4.700%	7/10/35	75	82
	American International Group Inc.	6.250%	5/1/36	475	610
	American International Group Inc.	4.500%	7/16/44	500	540
	American International Group Inc.	4.375%	1/15/55	125	127
[4]	American International Group Inc.	8.175%	5/15/68	95	130
	Anthem Inc.	2.250%	8/15/19	150	149
	Anthem Inc.	4.350%	8/15/20	100	104
	Anthem Inc.	2.500%	11/21/20	175	175
	Anthem Inc.	3.700%	8/15/21	125	129
	Anthem Inc.	3.125%	5/15/22	150	151
	Anthem Inc.	2.950%	12/1/22	150	150
	Anthem Inc.	3.300%	1/15/23	475	482
	Anthem Inc.	3.500%	8/15/24	125	127
	Anthem Inc.	3.350%	12/1/24	160	162
	Anthem Inc.	3.650%	12/1/27	300	305
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	4.625%	5/15/42	175	193
	Anthem Inc.	4.650%	1/15/43	175	193
	Anthem Inc.	5.100%	1/15/44	100	117
	Anthem Inc.	4.375%	12/1/47	400	426
	Anthem Inc.	4.850%	8/15/54	50	55
	Aon Corp.	5.000%	9/30/20	200	213
	Aon Corp.	8.205%	1/1/27	25	33
	Aon Corp.	6.250%	9/30/40	100	130
	Aon plc	3.500%	6/14/24	100	102
	Aon plc	3.875%	12/15/25	200	209
	Aon plc	4.600%	6/14/44	175	189
	Aon plc	4.750%	5/15/45	100	111
	Arch Capital Finance LLC	4.011%	12/15/26	100	104
	Arch Capital Finance LLC	5.031%	12/15/46	100	116
	Arch Capital Group Ltd.	7.350%	5/1/34	50	68
	Arch Capital Group US Inc.	5.144%	11/1/43	50	58
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	186
	Assurant Inc.	4.000%	3/15/23	100	102
	Assurant Inc.	6.750%	2/15/34	50	62
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	75	81
	AXA Financial Inc.	7.000%	4/1/28	75	94
	AXA SA	8.600%	12/15/30	225	324
	AXIS Specialty Finance LLC	5.875%	6/1/20	75	80
	AXIS Specialty Finance plc	4.000%	12/6/27	550	552
	Berkshire Hathaway Finance Corp.	1.700%	3/15/19	150	149
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	200	197
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	275	280
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	132
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	153
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	99
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	125	140
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	225	251
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	125
	Berkshire Hathaway Inc.	2.200%	3/15/21	200	199
	Berkshire Hathaway Inc.	3.000%	2/11/23	125	127
	Berkshire Hathaway Inc.	2.750%	3/15/23	450	453
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	731
	Berkshire Hathaway Inc.	4.500%	2/11/43	250	285
[9]	Brighthouse Financial Inc.	3.700%	6/22/27	250	245
[9]	Brighthouse Financial Inc.	4.700%	6/22/47	290	295
	Brown & Brown Inc.	4.200%	9/15/24	75	79
	Chubb Corp.	6.000%	5/11/37	125	167
	Chubb Corp.	6.500%	5/15/38	50	71
	Chubb INA Holdings Inc.	5.900%	6/15/19	25	26
	Chubb INA Holdings Inc.	2.875%	11/3/22	475	479
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	125

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	103
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	252
	Chubb INA Holdings Inc.	6.700%	5/15/36	200	281
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	108
	Chubb INA Holdings Inc.	4.350%	11/3/45	400	449
	Cigna Corp.	5.125%	6/15/20	50	53
	Cigna Corp.	4.375%	12/15/20	45	47
	Cigna Corp.	4.500%	3/15/21	50	53
	Cigna Corp.	4.000%	2/15/22	125	130
	Cigna Corp.	3.250%	4/15/25	250	248
	Cigna Corp.	7.875%	5/15/27	41	55
	Cigna Corp.	3.050%	10/15/27	100	97
	Cigna Corp.	5.375%	2/15/42	75	91
	Cigna Corp.	3.875%	10/15/47	120	120
	Cincinnati Financial Corp.	6.920%	5/15/28	100	129
	Cincinnati Financial Corp.	6.125%	11/1/34	150	191
	CNA Financial Corp.	5.875%	8/15/20	75	81
	CNA Financial Corp.	5.750%	8/15/21	75	82
	CNA Financial Corp.	4.500%	3/1/26	125	133
	CNA Financial Corp.	3.450%	8/15/27	100	99
	Coventry Health Care Inc.	5.450%	6/15/21	100	108
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	96
	Enstar Group Ltd.	4.500%	3/10/22	50	51
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	106
	First American Financial Corp.	4.600%	11/15/24	100	103
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	104
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	26
	Hartford Financial Services Group Inc.	5.125%	4/15/22	250	273
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	63
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	132
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	188
	Humana Inc.	2.900%	12/15/22	150	149
	Humana Inc.	3.850%	10/1/24	150	156
	Humana Inc.	3.950%	3/15/27	150	155
	Humana Inc.	4.625%	12/1/42	75	81
	Humana Inc.	4.950%	10/1/44	200	229
	Humana Inc.	4.800%	3/15/47	75	85
	Kemper Corp.	4.350%	2/15/25	40	41
	Lincoln National Corp.	6.250%	2/15/20	25	27
	Lincoln National Corp.	4.850%	6/24/21	50	53
	Lincoln National Corp.	4.200%	3/15/22	50	52
	Lincoln National Corp.	4.000%	9/1/23	50	52
	Lincoln National Corp.	3.625%	12/12/26	200	204
	Lincoln National Corp.	6.150%	4/7/36	10	12
	Lincoln National Corp.	6.300%	10/9/37	75	96
	Lincoln National Corp.	7.000%	6/15/40	160	221
	Loews Corp.	2.625%	5/15/23	75	74
	Loews Corp.	6.000%	2/1/35	50	63
	Loews Corp.	4.125%	5/15/43	275	283
	Manulife Financial Corp.	4.900%	9/17/20	275	291
	Manulife Financial Corp.	4.150%	3/4/26	175	185
[4]	Manulife Financial Corp.	4.061%	2/24/32	220	222
	Manulife Financial Corp.	5.375%	3/4/46	100	125
	Markel Corp.	4.900%	7/1/22	125	135
	Markel Corp.	3.500%	11/1/27	50	49
	Markel Corp.	4.300%	11/1/47	50	51
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	500	499
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	315
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	103
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	103
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	105
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	300	333
	Mercury General Corp.	4.400%	3/15/27	75	76
	MetLife Inc.	7.717%	2/15/19	50	53
	MetLife Inc.	4.750%	2/8/21	300	320
	MetLife Inc.	3.048%	12/15/22	225	228
	MetLife Inc.	3.600%	4/10/24	175	183
	MetLife Inc.	3.000%	3/1/25	250	250
	MetLife Inc.	3.600%	11/13/25	500	520
	MetLife Inc.	6.500%	12/15/32	175	229
	MetLife Inc.	6.375%	6/15/34	100	136

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MetLife Inc.	5.700%	6/15/35	200	253
	MetLife Inc.	5.875%	2/6/41	325	426
	MetLife Inc.	4.125%	8/13/42	125	132
	MetLife Inc.	4.875%	11/13/43	175	205
	MetLife Inc.	4.721%	12/15/44	63	73
	MetLife Inc.	4.600%	5/13/46	120	137
[4]	MetLife Inc.	6.400%	12/15/66	210	243
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	100	105
	Old Republic International Corp.	4.875%	10/1/24	75	80
	Old Republic International Corp.	3.875%	8/26/26	150	150
	PartnerRe Finance B LLC	5.500%	6/1/20	100	106
	Primerica Inc.	4.750%	7/15/22	125	134
	Principal Financial Group Inc.	3.300%	9/15/22	50	51
	Principal Financial Group Inc.	3.125%	5/15/23	100	101
	Principal Financial Group Inc.	3.400%	5/15/25	75	76
	Principal Financial Group Inc.	3.100%	11/15/26	100	99
	Principal Financial Group Inc.	4.625%	9/15/42	50	55
	Principal Financial Group Inc.	4.350%	5/15/43	50	54
	Principal Financial Group Inc.	4.300%	11/15/46	75	80
[4]	Principal Financial Group Inc.	4.700%	5/15/55	65	66
	Progressive Corp.	3.750%	8/23/21	75	78
	Progressive Corp.	2.450%	1/15/27	150	143
	Progressive Corp.	6.625%	3/1/29	125	159
	Progressive Corp.	4.350%	4/25/44	50	56
	Progressive Corp.	4.125%	4/15/47	500	540
	Prudential Financial Inc.	5.375%	6/21/20	100	107
	Prudential Financial Inc.	4.500%	11/15/20	300	316
	Prudential Financial Inc.	4.500%	11/16/21	75	80
	Prudential Financial Inc.	3.500%	5/15/24	125	130
	Prudential Financial Inc.	5.750%	7/15/33	100	124
	Prudential Financial Inc.	5.700%	12/14/36	125	157
	Prudential Financial Inc.	6.625%	12/1/37	140	196
	Prudential Financial Inc.	6.625%	6/21/40	100	141
[4]	Prudential Financial Inc.	5.875%	9/15/42	175	191
[4]	Prudential Financial Inc.	5.625%	6/15/43	375	409
	Prudential Financial Inc.	5.100%	8/15/43	50	59
[4]	Prudential Financial Inc.	5.200%	3/15/44	85	91
	Prudential Financial Inc.	4.600%	5/15/44	125	142
[4]	Prudential Financial Inc.	5.375%	5/15/45	250	268
[9]	Prudential Financial Inc.	3.905%	12/7/47	367	374
[9]	Prudential Financial Inc.	3.935%	12/7/49	193	197
	Reinsurance Group of America Inc.	6.450%	11/15/19	75	80
	Reinsurance Group of America Inc.	5.000%	6/1/21	75	80
	Reinsurance Group of America Inc.	4.700%	9/15/23	75	81
	RenaissanceRe Finance Inc.	3.450%	7/1/27	50	49
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	92
	Torchmark Corp.	3.800%	9/15/22	50	52
	Travelers Cos. Inc.	5.900%	6/2/19	300	315
	Travelers Cos. Inc.	3.900%	11/1/20	125	130
	Travelers Cos. Inc.	6.250%	6/15/37	150	203
	Travelers Cos. Inc.	4.300%	8/25/45	150	165
	Travelers Cos. Inc.	4.000%	5/30/47	125	132
	UnitedHealth Group Inc.	1.700%	2/15/19	200	199
	UnitedHealth Group Inc.	1.625%	3/15/19	100	99
	UnitedHealth Group Inc.	2.300%	12/15/19	125	125
	UnitedHealth Group Inc.	2.700%	7/15/20	250	253
	UnitedHealth Group Inc.	1.950%	10/15/20	100	99
	UnitedHealth Group Inc.	4.700%	2/15/21	75	80
	UnitedHealth Group Inc.	2.125%	3/15/21	225	223
	UnitedHealth Group Inc.	3.375%	11/15/21	100	103
	UnitedHealth Group Inc.	2.875%	12/15/21	125	127
	UnitedHealth Group Inc.	3.350%	7/15/22	180	186
	UnitedHealth Group Inc.	2.375%	10/15/22	150	149
	UnitedHealth Group Inc.	2.750%	2/15/23	175	175
	UnitedHealth Group Inc.	2.875%	3/15/23	25	25
	UnitedHealth Group Inc.	3.750%	7/15/25	950	1,000
	UnitedHealth Group Inc.	3.100%	3/15/26	225	226
	UnitedHealth Group Inc.	3.450%	1/15/27	75	77
	UnitedHealth Group Inc.	3.375%	4/15/27	350	358
	UnitedHealth Group Inc.	2.950%	10/15/27	150	149
	UnitedHealth Group Inc.	4.625%	7/15/35	175	202

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	6.500%	6/15/37	50	69
UnitedHealth Group Inc.	6.625%	11/15/37	125	177
UnitedHealth Group Inc.	6.875%	2/15/38	245	354
UnitedHealth Group Inc.	5.950%	2/15/41	60	79
UnitedHealth Group Inc.	4.625%	11/15/41	110	125
UnitedHealth Group Inc.	4.375%	3/15/42	50	55
UnitedHealth Group Inc.	3.950%	10/15/42	175	183
UnitedHealth Group Inc.	4.250%	3/15/43	125	135
UnitedHealth Group Inc.	4.750%	7/15/45	305	360
UnitedHealth Group Inc.	4.200%	1/15/47	135	147
UnitedHealth Group Inc.	4.250%	4/15/47	200	220
UnitedHealth Group Inc.	3.750%	10/15/47	150	153
Unum Group	5.625%	9/15/20	50	54
Unum Group	3.000%	5/15/21	100	100
Unum Group	4.000%	3/15/24	50	52
Unum Group	5.750%	8/15/42	25	31
Voya Financial Inc.	3.125%	7/15/24	100	99
Voya Financial Inc.	3.650%	6/15/26	250	252
Voya Financial Inc.	5.700%	7/15/43	75	92
Voya Financial Inc.	4.800%	6/15/46	100	111
Willis North America Inc.	3.600%	5/15/24	100	102
WR Berkley Corp.	5.375%	9/15/20	175	187
XLIT Ltd.	5.750%	10/1/21	105	115
XLIT Ltd.	4.450%	3/31/25	100	101
XLIT Ltd.	6.250%	5/15/27	125	148
XLIT Ltd.	5.500%	3/31/45	100	105

Other Finance (0.0%)
ORIX Corp.	2.900%	7/18/22	50	50
ORIX Corp.	3.250%	12/4/24	75	74
ORIX Corp.	3.700%	7/18/27	200	200

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	100
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	133
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	125	124
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	50	51
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	50	51
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	106
American Campus Communities
Operating Partnership LP	3.350%	10/1/20	50	51
American Campus Communities
Operating Partnership LP	4.125%	7/1/24	100	104
American Campus Communities
Operating Partnership LP	3.625%	11/15/27	75	74
AvalonBay Communities Inc.	2.850%	3/15/23	25	25
AvalonBay Communities Inc.	4.200%	12/15/23	75	80
AvalonBay Communities Inc.	3.450%	6/1/25	300	307
AvalonBay Communities Inc.	2.950%	5/11/26	150	147
AvalonBay Communities Inc.	2.900%	10/15/26	50	49
AvalonBay Communities Inc.	3.350%	5/15/27	75	76
AvalonBay Communities Inc.	3.200%	1/15/28	100	99
Boston Properties LP	5.625%	11/15/20	325	351
Boston Properties LP	4.125%	5/15/21	75	78
Boston Properties LP	3.850%	2/1/23	225	234
Boston Properties LP	3.125%	9/1/23	275	277
Boston Properties LP	3.200%	1/15/25	100	100
Boston Properties LP	3.650%	2/1/26	100	101
Boston Properties LP	2.750%	10/1/26	50	47
Brandywine Operating Partnership LP	3.950%	2/15/23	50	51
Brandywine Operating Partnership LP	3.950%	11/15/27	100	99
Brixmor Operating Partnership LP	3.875%	8/15/22	150	153
Brixmor Operating Partnership LP	3.650%	6/15/24	50	50
Brixmor Operating Partnership LP	3.850%	2/1/25	125	125
Brixmor Operating Partnership LP	4.125%	6/15/26	200	202
Brixmor Operating Partnership LP	3.900%	3/15/27	75	74
CBL & Associates LP	5.250%	12/1/23	100	95
CBL & Associates LP	4.600%	10/15/24	100	89
Columbia Property Trust Operating
Partnership LP	4.150%	4/1/25	100	102

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Columbia Property Trust Operating
Partnership LP	3.650%	8/15/26	25	24
Corporate Office Properties LP	3.700%	6/15/21	50	51
Corporate Office Properties LP	3.600%	5/15/23	150	150
CubeSmart LP	4.375%	12/15/23	100	105
CubeSmart LP	4.000%	11/15/25	50	51
CubeSmart LP	3.125%	9/1/26	100	95
DCT Industrial Operating Partnership LP	4.500%	10/15/23	50	52
DDR Corp.	3.500%	1/15/21	75	76
DDR Corp.	4.625%	7/15/22	200	210
DDR Corp.	3.900%	8/15/24	100	101
DDR Corp.	3.625%	2/1/25	200	197
DDR Corp.	4.250%	2/1/26	70	71
DDR Corp.	4.700%	6/1/27	75	78
Digital Realty Trust LP	5.250%	3/15/21	75	80
Digital Realty Trust LP	3.950%	7/1/22	75	78
Digital Realty Trust LP	3.625%	10/1/22	1,075	1,105
Digital Realty Trust LP	3.700%	8/15/27	200	201
Duke Realty LP	3.250%	6/30/26	175	173
Duke Realty LP	3.375%	12/15/27	60	60
EPR Properties	5.750%	8/15/22	125	136
EPR Properties	5.250%	7/15/23	125	133
EPR Properties	4.500%	4/1/25	50	51
EPR Properties	4.750%	12/15/26	100	103
ERP Operating LP	4.750%	7/15/20	50	53
ERP Operating LP	4.625%	12/15/21	129	138
ERP Operating LP	3.000%	4/15/23	125	126
ERP Operating LP	3.375%	6/1/25	125	127
ERP Operating LP	2.850%	11/1/26	50	49
ERP Operating LP	4.500%	7/1/44	150	162
ERP Operating LP	4.500%	6/1/45	125	137
ERP Operating LP	4.000%	8/1/47	100	102
Essex Portfolio LP	5.200%	3/15/21	50	53
Essex Portfolio LP	3.250%	5/1/23	25	25
Essex Portfolio LP	3.500%	4/1/25	100	101
Essex Portfolio LP	3.375%	4/15/26	100	99
Essex Portfolio LP	3.625%	5/1/27	100	101
Federal Realty Investment Trust	2.750%	6/1/23	25	25
Federal Realty Investment Trust	3.250%	7/15/27	50	50
Federal Realty Investment Trust	4.500%	12/1/44	300	327
Government Properties Income Trust	4.000%	7/15/22	100	101
HCP Inc.	3.750%	2/1/19	50	51
HCP Inc.	2.625%	2/1/20	375	376
HCP Inc.	5.375%	2/1/21	3	3
HCP Inc.	3.150%	8/1/22	75	76
HCP Inc.	4.000%	12/1/22	210	219
HCP Inc.	4.250%	11/15/23	250	262
HCP Inc.	3.400%	2/1/25	75	74
HCP Inc.	6.750%	2/1/41	100	133
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	99
Healthcare Trust of America
Holdings LP	3.375%	7/15/21	100	102
Healthcare Trust of America
Holdings LP	2.950%	7/1/22	100	100
Healthcare Trust of America
Holdings LP	3.700%	4/15/23	25	26
Healthcare Trust of America
Holdings LP	3.500%	8/1/26	100	98
Healthcare Trust of America
Holdings LP	3.750%	7/1/27	100	100
Highwoods Realty LP	3.200%	6/15/21	100	101
Hospitality Properties Trust	4.650%	3/15/24	140	147
Hospitality Properties Trust	5.250%	2/15/26	100	107
Hospitality Properties Trust	4.950%	2/15/27	100	105
Hospitality Properties Trust	3.950%	1/15/28	75	73
Host Hotels & Resorts LP	6.000%	10/1/21	100	110
Host Hotels & Resorts LP	4.750%	3/1/23	50	53
Host Hotels & Resorts LP	3.750%	10/15/23	336	343
Host Hotels & Resorts LP	3.875%	4/1/24	75	76
Host Hotels & Resorts LP	4.000%	6/15/25	50	51
Hudson Pacific Properties LP	3.950%	11/1/27	100	100

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Kilroy Realty LP	3.800%	1/15/23	200	205
Kilroy Realty LP	3.450%	12/15/24	50	50
Kimco Realty Corp.	6.875%	10/1/19	50	54
Kimco Realty Corp.	3.400%	11/1/22	150	153
Kimco Realty Corp.	3.125%	6/1/23	25	25
Kimco Realty Corp.	2.800%	10/1/26	125	117
Kimco Realty Corp.	3.800%	4/1/27	75	76
Kimco Realty Corp.	4.125%	12/1/46	50	49
Kimco Realty Corp.	4.450%	9/1/47	50	51
Kite Realty Group LP	4.000%	10/1/26	200	190
Liberty Property LP	3.375%	6/15/23	50	51
Liberty Property LP	4.400%	2/15/24	100	107
Liberty Property LP	3.750%	4/1/25	75	77
Life Storage LP	3.875%	12/15/27	150	149
LifeStorage LP	3.500%	7/1/26	125	122
Mid-America Apartments LP	4.300%	10/15/23	150	158
Mid-America Apartments LP	3.750%	6/15/24	50	51
Mid-America Apartments LP	3.600%	6/1/27	250	250
National Retail Properties Inc.	3.800%	10/15/22	200	206
National Retail Properties Inc.	3.500%	10/15/27	350	342
Omega Healthcare Investors Inc.	4.375%	8/1/23	500	507
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	104
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	100
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	103
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	292
Omega Healthcare Investors Inc.	4.750%	1/15/28	70	69
Physicians Realty LP	4.300%	3/15/27	150	153
Physicians Realty LP	3.950%	1/15/28	100	99
Piedmont Operating Partnership LP	3.400%	6/1/23	50	50
Public Storage	2.370%	9/15/22	55	54
Public Storage	3.094%	9/15/27	100	99
Realty Income Corp.	3.250%	10/15/22	375	381
Realty Income Corp.	3.875%	7/15/24	50	51
Realty Income Corp.	4.125%	10/15/26	125	130
Realty Income Corp.	3.000%	1/15/27	100	96
Realty Income Corp.	3.650%	1/15/28	190	191
Realty Income Corp.	4.650%	3/15/47	250	276
Regency Centers LP	3.600%	2/1/27	25	25
Regency Centers LP	4.400%	2/1/47	200	206
Sabra Health Care LP	5.125%	8/15/26	25	25
Select Income REIT	4.150%	2/1/22	100	101
Select Income REIT	4.250%	5/15/24	100	99
Select Income REIT	4.500%	2/1/25	50	50
Senior Housing Properties Trust	3.250%	5/1/19	100	100
Simon Property Group LP	2.200%	2/1/19	575	575
Simon Property Group LP	4.375%	3/1/21	125	132
Simon Property Group LP	2.500%	7/15/21	120	120
Simon Property Group LP	4.125%	12/1/21	250	264
Simon Property Group LP	2.350%	1/30/22	150	148
Simon Property Group LP	3.375%	3/15/22	100	103
Simon Property Group LP	2.625%	6/15/22	100	100
Simon Property Group LP	2.750%	2/1/23	25	25
Simon Property Group LP	2.750%	6/1/23	100	100
Simon Property Group LP	3.750%	2/1/24	150	156
Simon Property Group LP	3.500%	9/1/25	100	102
Simon Property Group LP	3.300%	1/15/26	175	175
Simon Property Group LP	3.250%	11/30/26	75	74
Simon Property Group LP	3.375%	6/15/27	175	176
Simon Property Group LP	3.375%	12/1/27	100	100
Simon Property Group LP	4.750%	3/15/42	75	83
Simon Property Group LP	4.250%	11/30/46	200	211
SL Green Operating Partnership LP	3.250%	10/15/22	100	100
Tanger Properties LP	3.125%	9/1/26	175	165
Tanger Properties LP	3.875%	7/15/27	150	149
UDR Inc.	3.700%	10/1/20	25	26
UDR Inc.	4.625%	1/10/22	50	53
UDR Inc.	2.950%	9/1/26	150	144
UDR Inc.	3.500%	7/1/27	150	150
UDR Inc.	3.500%	1/15/28	250	249
Ventas Realty LP	3.750%	5/1/24	200	205
Ventas Realty LP	4.125%	1/15/26	75	78

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Ventas Realty LP	3.250%	10/15/26	75	73
	Ventas Realty LP	3.850%	4/1/27	50	51
	Ventas Realty LP	5.700%	9/30/43	75	91
	Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	150	153
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	250	265
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	202
	VEREIT Operating Partnership LP	4.600%	2/6/24	75	79
	VEREIT Operating Partnership LP	3.950%	8/15/27	450	444
	Vornado Realty LP	3.500%	1/15/25	100	100
	Washington Prime Group LP	3.850%	4/1/20	50	50
	Washington Prime Group LP	5.950%	8/15/24	50	51
	Washington REIT	4.950%	10/1/20	25	26
	Washington REIT	3.950%	10/15/22	75	77
	Weingarten Realty Investors	3.375%	10/15/22	50	50
	Weingarten Realty Investors	3.500%	4/15/23	100	101
	Welltower Inc.	4.125%	4/1/19	200	204
	Welltower Inc.	4.950%	1/15/21	75	80
	Welltower Inc.	5.250%	1/15/22	300	326
	Welltower Inc.	3.750%	3/15/23	75	78
	Welltower Inc.	4.000%	6/1/25	200	207
	Welltower Inc.	4.250%	4/1/26	150	157
	Welltower Inc.	6.500%	3/15/41	25	33
	WP Carey Inc.	4.600%	4/1/24	75	78
	WP Carey Inc.	4.000%	2/1/25	50	51
	WP Carey Inc.	4.250%	10/1/26	75	77
					305,841
Industrial (17.1%)
	Basic Industry (0.9%)
	Agrium Inc.	6.750%	1/15/19	100	104
	Agrium Inc.	3.500%	6/1/23	299	305
	Agrium Inc.	3.375%	3/15/25	250	251
	Agrium Inc.	4.125%	3/15/35	250	257
	Agrium Inc.	6.125%	1/15/41	25	32
	Agrium Inc.	4.900%	6/1/43	50	56
	Agrium Inc.	5.250%	1/15/45	200	233
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	76
	Air Products & Chemicals Inc.	2.750%	2/3/23	50	50
	Air Products & Chemicals Inc.	3.350%	7/31/24	75	77
	Airgas Inc.	3.650%	7/15/24	100	104
	Albemarle Corp.	4.150%	12/1/24	75	79
	Albemarle Corp.	5.450%	12/1/44	75	89
	Barrick North America Finance LLC	4.400%	5/30/21	31	33
	Barrick North America Finance LLC	5.700%	5/30/41	450	550
	Barrick North America Finance LLC	5.750%	5/1/43	150	187
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	50	62
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	176	178
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	50	53
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	160
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	700
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	27
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	79
[9]	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	297
[9]	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	208
	Domtar Corp.	6.750%	2/15/44	100	115
	Dow Chemical Co.	8.550%	5/15/19	325	352
	Dow Chemical Co.	4.250%	11/15/20	125	130
	Dow Chemical Co.	4.125%	11/15/21	566	593
	Dow Chemical Co.	3.500%	10/1/24	50	51
	Dow Chemical Co.	7.375%	11/1/29	25	33
	Dow Chemical Co.	4.250%	10/1/34	50	52
	Dow Chemical Co.	9.400%	5/15/39	350	597
	Dow Chemical Co.	5.250%	11/15/41	100	117
	Eastman Chemical Co.	5.500%	11/15/19	175	185
	Eastman Chemical Co.	2.700%	1/15/20	150	151
	Eastman Chemical Co.	4.500%	1/15/21	6	6
	Eastman Chemical Co.	3.600%	8/15/22	49	50
	Eastman Chemical Co.	4.800%	9/1/42	225	248
	Eastman Chemical Co.	4.650%	10/15/44	150	162
	Ecolab Inc.	4.350%	12/8/21	163	173
	Ecolab Inc.	2.375%	8/10/22	470	464
	Ecolab Inc.	2.700%	11/1/26	200	192

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	Ecolab Inc.	3.250%	12/1/27	100	100
	EI du Pont de Nemours & Co.	4.625%	1/15/20	400	418
	EI du Pont de Nemours & Co.	2.200%	5/1/20	200	200
	EI du Pont de Nemours & Co.	2.800%	2/15/23	125	125
	EI du Pont de Nemours & Co.	6.500%	1/15/28	100	126
	EI du Pont de Nemours & Co.	4.900%	1/15/41	100	114
	EI du Pont de Nemours & Co.	4.150%	2/15/43	275	283
	Fibria Overseas Finance Ltd.	5.250%	5/12/24	100	107
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	149
	FMC Corp.	3.950%	2/1/22	50	51
	FMC Corp.	4.100%	2/1/24	250	257
	Georgia-Pacific LLC	8.000%	1/15/24	250	318
	Georgia-Pacific LLC	7.375%	12/1/25	100	128
	Georgia-Pacific LLC	8.875%	5/15/31	250	385
	Goldcorp Inc.	3.700%	3/15/23	200	205
	Goldcorp Inc.	5.450%	6/9/44	100	116
	International Flavors & Fragrances Inc.	3.200%	5/1/23	25	25
	International Flavors & Fragrances Inc.	4.375%	6/1/47	115	122
	International Paper Co.	7.500%	8/15/21	306	356
	International Paper Co.	3.650%	6/15/24	100	103
	International Paper Co.	3.800%	1/15/26	75	77
	International Paper Co.	3.000%	2/15/27	200	194
	International Paper Co.	5.000%	9/15/35	100	113
	International Paper Co.	7.300%	11/15/39	100	140
	International Paper Co.	4.800%	6/15/44	200	218
	International Paper Co.	5.150%	5/15/46	200	230
	International Paper Co.	4.400%	8/15/47	200	210
	LYB International Finance BV	5.250%	7/15/43	200	233
	LYB International Finance II BV	3.500%	3/2/27	100	100
	LyondellBasell Industries NV	5.000%	4/15/19	275	282
	LyondellBasell Industries NV	6.000%	11/15/21	175	195
	LyondellBasell Industries NV	5.750%	4/15/24	175	199
	LyondellBasell Industries NV	4.625%	2/26/55	425	437
	Meadwestvaco Corp.	7.950%	2/15/31	350	483
	Methanex Corp.	3.250%	12/15/19	200	201
	Monsanto Co.	2.125%	7/15/19	100	100
	Monsanto Co.	2.750%	7/15/21	200	200
	Monsanto Co.	5.500%	8/15/25	325	371
	Monsanto Co.	4.200%	7/15/34	100	104
	Monsanto Co.	3.950%	4/15/45	200	197
	Monsanto Co.	4.700%	7/15/64	100	104
	Mosaic Co.	3.750%	11/15/21	115	118
	Mosaic Co.	3.250%	11/15/22	225	223
	Mosaic Co.	4.050%	11/15/27	200	200
	Mosaic Co.	5.450%	11/15/33	100	108
	Mosaic Co.	5.625%	11/15/43	100	108
	Newmont Mining Corp.	5.875%	4/1/35	100	121
	Newmont Mining Corp.	4.875%	3/15/42	250	275
	Nucor Corp.	4.125%	9/15/22	100	105
	Nucor Corp.	6.400%	12/1/37	100	133
	Nucor Corp.	5.200%	8/1/43	200	241
	Packaging Corp. of America	3.900%	6/15/22	100	104
	Packaging Corp. of America	4.500%	11/1/23	350	376
	Packaging Corp. of America	3.400%	12/15/27	100	100
	Placer Dome Inc.	6.450%	10/15/35	75	95
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	131
	Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	250	244
	Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	100	104
	Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	275	330
	PPG Industries Inc.	2.300%	11/15/19	300	300
	Praxair Inc.	4.500%	8/15/19	50	52
	Praxair Inc.	3.000%	9/1/21	75	76
	Praxair Inc.	2.450%	2/15/22	450	451
	Praxair Inc.	2.200%	8/15/22	200	197
	Praxair Inc.	3.550%	11/7/42	50	50
	Rayonier Inc.	3.750%	4/1/22	50	51
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	75	79
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	283
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	225	234
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	820	859
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	99

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	152
	Rio Tinto Finance USA plc	2.875%	8/21/22	2	2
	Rio Tinto Finance USA plc	4.750%	3/22/42	150	173
	Rohm & Haas Co.	7.850%	7/15/29	250	342
	RPM International Inc.	6.125%	10/15/19	25	26
	RPM International Inc.	3.450%	11/15/22	100	102
	RPM International Inc.	3.750%	3/15/27	50	50
	RPM International Inc.	4.250%	1/15/48	250	249
	Sherwin-Williams Co.	7.250%	6/15/19	100	107
	Sherwin-Williams Co.	2.250%	5/15/20	50	50
	Sherwin-Williams Co.	2.750%	6/1/22	150	149
	Sherwin-Williams Co.	3.125%	6/1/24	50	50
	Sherwin-Williams Co.	3.450%	8/1/25	225	227
	Sherwin-Williams Co.	3.950%	1/15/26	200	208
	Sherwin-Williams Co.	3.450%	6/1/27	100	101
	Sherwin-Williams Co.	4.550%	8/1/45	90	98
	Sherwin-Williams Co.	4.500%	6/1/47	100	109
	Southern Copper Corp.	5.375%	4/16/20	75	80
	Southern Copper Corp.	3.500%	11/8/22	400	411
	Southern Copper Corp.	3.875%	4/23/25	50	52
	Southern Copper Corp.	7.500%	7/27/35	100	135
	Southern Copper Corp.	6.750%	4/16/40	125	163
	Southern Copper Corp.	5.875%	4/23/45	500	604
	Syngenta Finance NV	3.125%	3/28/22	100	97
	Syngenta Finance NV	4.375%	3/28/42	50	43
	Vale Overseas Ltd.	5.875%	6/10/21	500	546
	Vale Overseas Ltd.	4.375%	1/11/22	700	724
	Vale Overseas Ltd.	6.250%	8/10/26	300	348
	Vale Overseas Ltd.	8.250%	1/17/34	50	66
	Vale Overseas Ltd.	6.875%	11/21/36	275	337
	Vale Overseas Ltd.	6.875%	11/10/39	450	550
	Vale SA	5.625%	9/11/42	300	328
	Westlake Chemical Corp.	3.600%	8/15/26	300	303
	Westlake Chemical Corp.	5.000%	8/15/46	200	225
[9]	WestRock Co.	3.000%	9/15/24	250	247
[9]	WestRock Co.	3.375%	9/15/27	250	248
	WestRock RKT Co.	3.500%	3/1/20	150	153
	WestRock RKT Co.	4.900%	3/1/22	100	108
	Weyerhaeuser Co.	7.375%	10/1/19	250	270
	Weyerhaeuser Co.	4.700%	3/15/21	75	79
	Weyerhaeuser Co.	8.500%	1/15/25	50	65
	Weyerhaeuser Co.	7.375%	3/15/32	100	138
	Weyerhaeuser Co.	6.875%	12/15/33	50	65
	Yamana Gold Inc.	4.950%	7/15/24	110	115
[9]	Yamana Gold Inc.	4.625%	12/15/27	75	75

	Capital Goods (1.4%)
	3M Co.	2.000%	8/7/20	100	99
	3M Co.	1.625%	9/19/21	150	145
	3M Co.	2.250%	3/15/23	100	99
	3M Co.	3.000%	8/7/25	100	101
	3M Co.	2.250%	9/19/26	150	142
	3M Co.	2.875%	10/15/27	125	124
	3M Co.	3.125%	9/19/46	75	70
	3M Co.	3.625%	10/15/47	100	103
	ABB Finance USA Inc.	4.375%	5/8/42	25	27
	Acuity Brands Lighting Inc.	6.000%	12/15/19	50	53
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	172
	Bemis Co. Inc.	3.100%	9/15/26	50	48
	Boeing Co.	6.000%	3/15/19	100	105
	Boeing Co.	4.875%	2/15/20	175	185
	Boeing Co.	1.650%	10/30/20	100	98
	Boeing Co.	2.125%	3/1/22	50	50
	Boeing Co.	1.875%	6/15/23	100	96
	Boeing Co.	2.500%	3/1/25	145	141
	Boeing Co.	2.250%	6/15/26	50	47
	Boeing Co.	2.800%	3/1/27	50	50
	Boeing Co.	6.625%	2/15/38	50	71
	Boeing Co.	6.875%	3/15/39	75	110
	Boeing Co.	5.875%	2/15/40	75	100
	Boeing Co.	3.375%	6/15/46	75	73

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Boeing Co.	3.650%	3/1/47	50	50
	Carlisle Cos. Inc.	3.750%	11/15/22	75	77
	Carlisle Cos. Inc.	3.500%	12/1/24	50	50
	Carlisle Cos. Inc.	3.750%	12/1/27	125	126
	Caterpillar Financial Services Corp.	7.150%	2/15/19	325	343
	Caterpillar Financial Services Corp.	2.000%	11/29/19	500	499
	Caterpillar Financial Services Corp.	2.250%	12/1/19	100	100
	Caterpillar Financial Services Corp.	2.100%	1/10/20	200	200
	Caterpillar Financial Services Corp.	2.000%	3/5/20	250	249
	Caterpillar Financial Services Corp.	1.850%	9/4/20	175	172
	Caterpillar Financial Services Corp.	2.500%	11/13/20	50	50
	Caterpillar Financial Services Corp.	1.700%	8/9/21	300	292
	Caterpillar Financial Services Corp.	2.750%	8/20/21	100	101
	Caterpillar Financial Services Corp.	2.400%	6/6/22	150	149
	Caterpillar Financial Services Corp.	2.550%	11/29/22	200	199
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	257
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	96
	Caterpillar Inc.	3.900%	5/27/21	125	131
	Caterpillar Inc.	2.600%	6/26/22	50	50
	Caterpillar Inc.	3.400%	5/15/24	250	259
	Caterpillar Inc.	6.050%	8/15/36	100	134
	Caterpillar Inc.	5.200%	5/27/41	150	188
	Caterpillar Inc.	3.803%	8/15/42	343	366
	Caterpillar Inc.	4.300%	5/15/44	100	115
	Caterpillar Inc.	4.750%	5/15/64	100	117
	CNH Industrial Capital LLC	4.375%	11/6/20	150	156
	CNH Industrial NV	3.850%	11/15/27	200	200
	Crane Co.	4.450%	12/15/23	50	52
	CRH America Inc.	5.750%	1/15/21	75	81
	Deere & Co.	4.375%	10/16/19	175	182
	Deere & Co.	2.600%	6/8/22	125	125
	Deere & Co.	5.375%	10/16/29	125	151
	Deere & Co.	7.125%	3/3/31	100	138
	Deere & Co.	3.900%	6/9/42	75	81
	Dover Corp.	3.150%	11/15/25	200	203
	Dover Corp.	6.600%	3/15/38	75	102
	Eaton Corp.	2.750%	11/2/22	300	300
	Eaton Corp.	4.000%	11/2/32	225	234
	Eaton Corp.	4.150%	11/2/42	150	156
	Eaton Corp.	3.915%	9/15/47	50	50
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	212
	Embraer Netherlands Finance BV	5.400%	2/1/27	100	108
[9]	Embraer Overseas Ltd.	5.696%	9/16/23	100	110
	Embraer SA	5.150%	6/15/22	275	293
	Emerson Electric Co.	4.875%	10/15/19	25	26
	Emerson Electric Co.	4.250%	11/15/20	25	26
	Emerson Electric Co.	2.625%	12/1/21	150	151
	Emerson Electric Co.	3.150%	6/1/25	200	202
	Emerson Electric Co.	6.000%	8/15/32	100	123
	FLIR Systems Inc.	3.125%	6/15/21	50	50
	Flowserve Corp.	3.500%	9/15/22	250	251
	Flowserve Corp.	4.000%	11/15/23	50	51
	Fortive Corp.	2.350%	6/15/21	100	99
	Fortive Corp.	3.150%	6/15/26	150	149
	Fortive Corp.	4.300%	6/15/46	100	107
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	75	76
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	104
	General Dynamics Corp.	1.875%	8/15/23	300	287
	General Dynamics Corp.	2.375%	11/15/24	300	293
	General Dynamics Corp.	2.625%	11/15/27	200	193
	General Dynamics Corp.	3.600%	11/15/42	100	101
	General Electric Co.	2.300%	1/14/19	150	150
	General Electric Co.	6.000%	8/7/19	194	205
	General Electric Co.	2.100%	12/11/19	25	25
	General Electric Co.	5.500%	1/8/20	211	224
	General Electric Co.	2.200%	1/9/20	165	164
	General Electric Co.	5.550%	5/4/20	108	116
	General Electric Co.	4.375%	9/16/20	128	134
	General Electric Co.	4.625%	1/7/21	201	213
	General Electric Co.	5.300%	2/11/21	172	185

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Electric Co.	4.650%	10/17/21	347	372
	General Electric Co.	3.150%	9/7/22	91	93
	General Electric Co.	2.700%	10/9/22	1,100	1,098
	General Electric Co.	3.100%	1/9/23	224	227
	General Electric Co.	3.450%	5/15/24	160	165
	General Electric Co.	6.750%	3/15/32	705	965
	General Electric Co.	6.150%	8/7/37	161	214
	General Electric Co.	5.875%	1/14/38	510	658
	General Electric Co.	6.875%	1/10/39	413	594
	General Electric Co.	4.125%	10/9/42	375	393
	General Electric Co.	4.500%	3/11/44	425	471
	Harris Corp.	2.700%	4/27/20	75	75
	Harris Corp.	4.400%	12/15/20	75	79
	Harris Corp.	3.832%	4/27/25	200	207
	Harris Corp.	4.854%	4/27/35	100	112
	Harris Corp.	6.150%	12/15/40	75	94
	Hexcel Corp.	4.700%	8/15/25	100	107
	Honeywell International Inc.	1.400%	10/30/19	125	124
	Honeywell International Inc.	1.800%	10/30/19	200	199
	Honeywell International Inc.	4.250%	3/1/21	450	476
	Honeywell International Inc.	1.850%	11/1/21	100	98
	Honeywell International Inc.	2.500%	11/1/26	100	96
	Honeywell International Inc.	5.700%	3/15/37	200	261
	Honeywell International Inc.	5.375%	3/1/41	150	192
	Hubbell Inc.	3.350%	3/1/26	75	76
	Hubbell Inc.	3.150%	8/15/27	50	50
[9]	Huntington Ingalls Industries Inc.	3.483%	12/1/27	100	100
	Illinois Tool Works Inc.	1.950%	3/1/19	140	140
	Illinois Tool Works Inc.	6.250%	4/1/19	100	105
	Illinois Tool Works Inc.	3.375%	9/15/21	100	103
	Illinois Tool Works Inc.	3.500%	3/1/24	200	209
	Illinois Tool Works Inc.	2.650%	11/15/26	300	292
	Illinois Tool Works Inc.	4.875%	9/15/41	75	90
	Illinois Tool Works Inc.	3.900%	9/1/42	175	186
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	50	50
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	175	186
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	125	157
	John Deere Capital Corp.	1.950%	1/8/19	200	200
	John Deere Capital Corp.	1.250%	10/9/19	200	197
	John Deere Capital Corp.	1.700%	1/15/20	125	124
	John Deere Capital Corp.	2.050%	3/10/20	250	249
	John Deere Capital Corp.	2.200%	3/13/20	150	150
	John Deere Capital Corp.	2.450%	9/11/20	75	75
	John Deere Capital Corp.	2.550%	1/8/21	150	151
	John Deere Capital Corp.	2.800%	3/4/21	100	101
	John Deere Capital Corp.	3.900%	7/12/21	100	105
	John Deere Capital Corp.	3.150%	10/15/21	25	26
	John Deere Capital Corp.	2.650%	1/6/22	300	302
	John Deere Capital Corp.	2.150%	9/8/22	400	391
	John Deere Capital Corp.	2.800%	1/27/23	50	50
	John Deere Capital Corp.	2.800%	3/6/23	300	300
	John Deere Capital Corp.	2.650%	6/24/24	75	74
	John Deere Capital Corp.	3.400%	9/11/25	75	77
	John Deere Capital Corp.	2.650%	6/10/26	100	98
	John Deere Capital Corp.	2.800%	9/8/27	150	147
	Johnson Controls International plc	5.000%	3/30/20	125	132
	Johnson Controls International plc	4.250%	3/1/21	150	157
	Johnson Controls International plc	3.750%	12/1/21	100	103
	Johnson Controls International plc	3.625%	7/2/24	135	140
	Johnson Controls International plc	3.900%	2/14/26	100	105
	Johnson Controls International plc	6.000%	1/15/36	50	62
	Johnson Controls International plc	4.625%	7/2/44	75	83
	Johnson Controls International plc	5.125%	9/14/45	200	236
	Johnson Controls International plc	4.500%	2/15/47	100	108
	Johnson Controls International plc	4.950%	7/2/64	100	111
	Kennametal Inc.	2.650%	11/1/19	75	75
	Kennametal Inc.	3.875%	2/15/22	50	50
	L3 Technologies Inc.	5.200%	10/15/19	100	105
	L3 Technologies Inc.	4.750%	7/15/20	75	79
	L3 Technologies Inc.	4.950%	2/15/21	75	79

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
L3 Technologies Inc.	3.950%	5/28/24	103	107
L3 Technologies Inc.	3.850%	12/15/26	50	51
Lafarge SA	7.125%	7/15/36	100	131
Leggett & Platt Inc.	3.800%	11/15/24	100	102
Leggett & Platt Inc.	3.500%	11/15/27	300	297
Lennox International Inc.	3.000%	11/15/23	100	99
Lockheed Martin Corp.	2.500%	11/23/20	140	141
Lockheed Martin Corp.	3.350%	9/15/21	725	745
Lockheed Martin Corp.	3.100%	1/15/23	200	203
Lockheed Martin Corp.	3.550%	1/15/26	380	394
Lockheed Martin Corp.	3.600%	3/1/35	150	150
Lockheed Martin Corp.	4.500%	5/15/36	100	112
Lockheed Martin Corp.	6.150%	9/1/36	375	495
Lockheed Martin Corp.	4.700%	5/15/46	375	436
Lockheed Martin Corp.	4.090%	9/15/52	31	32
Martin Marietta Materials Inc.	4.250%	7/2/24	100	105
Martin Marietta Materials Inc.	3.450%	6/1/27	50	49
Martin Marietta Materials Inc.	3.500%	12/15/27	100	99
Martin Marietta Materials Inc.	4.250%	12/15/47	175	173
Masco Corp.	7.125%	3/15/20	11	12
Masco Corp.	3.500%	4/1/21	70	71
Masco Corp.	4.450%	4/1/25	50	53
Masco Corp.	4.375%	4/1/26	100	106
Masco Corp.	3.500%	11/15/27	100	98
Masco Corp.	7.750%	8/1/29	24	31
Masco Corp.	4.500%	5/15/47	100	102
Mohawk Industries Inc.	3.850%	2/1/23	100	103
Northrop Grumman Corp.	2.080%	10/15/20	200	198
Northrop Grumman Corp.	3.500%	3/15/21	200	206
Northrop Grumman Corp.	2.550%	10/15/22	400	397
Northrop Grumman Corp.	3.250%	8/1/23	150	153
Northrop Grumman Corp.	2.930%	1/15/25	275	272
Northrop Grumman Corp.	3.200%	2/1/27	150	151
Northrop Grumman Corp.	3.250%	1/15/28	390	391
Northrop Grumman Corp.	5.050%	11/15/40	50	59
Northrop Grumman Corp.	4.750%	6/1/43	275	317
Northrop Grumman Corp.	4.030%	10/15/47	545	570
Owens Corning	4.200%	12/15/22	150	157
Owens Corning	3.400%	8/15/26	200	196
Owens Corning	4.300%	7/15/47	200	197
Parker-Hannifin Corp.	3.500%	9/15/22	725	748
Parker-Hannifin Corp.	3.300%	11/21/24	100	102
Parker-Hannifin Corp.	3.250%	3/1/27	125	126
Parker-Hannifin Corp.	6.250%	5/15/38	25	33
Parker-Hannifin Corp.	4.450%	11/21/44	200	223
Parker-Hannifin Corp.	4.100%	3/1/47	75	80
Pentair Finance SA	2.650%	12/1/19	250	247
Precision Castparts Corp.	2.250%	6/15/20	150	150
Precision Castparts Corp.	2.500%	1/15/23	75	74
Precision Castparts Corp.	3.250%	6/15/25	200	205
Precision Castparts Corp.	3.900%	1/15/43	75	78
Precision Castparts Corp.	4.375%	6/15/45	300	336
Raytheon Co.	4.400%	2/15/20	100	105
Raytheon Co.	3.125%	10/15/20	175	179
Raytheon Co.	2.500%	12/15/22	275	274
Raytheon Co.	7.200%	8/15/27	25	33
Raytheon Co.	4.700%	12/15/41	350	412
Republic Services Inc.	5.500%	9/15/19	150	158
Republic Services Inc.	5.000%	3/1/20	125	132
Republic Services Inc.	5.250%	11/15/21	175	191
Republic Services Inc.	3.550%	6/1/22	50	52
Republic Services Inc.	3.200%	3/15/25	250	251
Republic Services Inc.	6.200%	3/1/40	50	65
Republic Services Inc.	5.700%	5/15/41	100	124
Rockwell Collins Inc.	5.250%	7/15/19	25	26
Rockwell Collins Inc.	3.100%	11/15/21	50	51
Rockwell Collins Inc.	2.800%	3/15/22	170	170
Rockwell Collins Inc.	3.200%	3/15/24	100	101
Rockwell Collins Inc.	3.500%	3/15/27	100	102
Rockwell Collins Inc.	4.800%	12/15/43	65	74
Rockwell Collins Inc.	4.350%	4/15/47	250	271

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Roper Technologies Inc.	6.250%	9/1/19	75	80
Roper Technologies Inc.	3.000%	12/15/20	125	126
Roper Technologies Inc.	2.800%	12/15/21	200	200
Roper Technologies Inc.	3.850%	12/15/25	100	103
Roper Technologies Inc.	3.800%	12/15/26	120	124
Snap-on Inc.	6.125%	9/1/21	75	84
Snap-on Inc.	3.250%	3/1/27	50	51
Sonoco Products Co.	5.750%	11/1/40	145	174
Spirit AeroSystems Inc.	5.250%	3/15/22	400	413
Spirit AeroSystems Inc.	3.850%	6/15/26	65	66
Stanley Black & Decker Inc.	2.451%	11/17/18	100	100
Stanley Black & Decker Inc.	3.400%	12/1/21	150	155
Stanley Black & Decker Inc.	5.200%	9/1/40	125	147
Textron Inc.	3.875%	3/1/25	250	259
Textron Inc.	4.000%	3/15/26	200	208
Textron Inc.	3.650%	3/15/27	50	51
Textron Inc.	3.375%	3/1/28	50	50
The Timken Co.	3.875%	9/1/24	100	100
United Technologies Corp.	1.500%	11/1/19	100	99
United Technologies Corp.	4.500%	4/15/20	100	105
United Technologies Corp.	1.900%	5/4/20	200	198
United Technologies Corp.	1.950%	11/1/21	100	98
United Technologies Corp.	3.100%	6/1/22	485	494
United Technologies Corp.	2.800%	5/4/24	250	248
United Technologies Corp.	2.650%	11/1/26	100	96
United Technologies Corp.	3.125%	5/4/27	150	150
United Technologies Corp.	6.700%	8/1/28	100	128
United Technologies Corp.	7.500%	9/15/29	125	172
United Technologies Corp.	5.400%	5/1/35	150	179
United Technologies Corp.	6.050%	6/1/36	100	128
United Technologies Corp.	6.125%	7/15/38	300	399
United Technologies Corp.	5.700%	4/15/40	100	127
United Technologies Corp.	4.500%	6/1/42	600	663
United Technologies Corp.	4.150%	5/15/45	200	212
United Technologies Corp.	3.750%	11/1/46	200	197
United Technologies Corp.	4.050%	5/4/47	150	157
Vulcan Materials Co.	4.500%	4/1/25	200	213
Vulcan Materials Co.	4.500%	6/15/47	125	127
Wabtec Corp.	3.450%	11/15/26	150	146
Waste Management Inc.	4.600%	3/1/21	50	53
Waste Management Inc.	2.900%	9/15/22	100	101
Waste Management Inc.	2.400%	5/15/23	175	172
Waste Management Inc.	3.500%	5/15/24	100	104
Waste Management Inc.	3.125%	3/1/25	150	151
Waste Management Inc.	3.150%	11/15/27	125	124
Waste Management Inc.	3.900%	3/1/35	250	262
Waste Management Inc.	4.100%	3/1/45	100	107
WW Grainger Inc.	4.600%	6/15/45	200	221
WW Grainger Inc.	3.750%	5/15/46	75	72
Xylem Inc.	3.250%	11/1/26	100	99
Xylem Inc.	4.375%	11/1/46	100	107

Communication (2.6%)
21st Century Fox America Inc.	4.500%	2/15/21	550	582
21st Century Fox America Inc.	3.000%	9/15/22	150	152
21st Century Fox America Inc.	3.700%	10/15/25	100	104
21st Century Fox America Inc.	6.550%	3/15/33	200	262
21st Century Fox America Inc.	6.200%	12/15/34	350	451
21st Century Fox America Inc.	6.400%	12/15/35	365	487
21st Century Fox America Inc.	8.150%	10/17/36	175	267
21st Century Fox America Inc.	6.150%	3/1/37	175	229
21st Century Fox America Inc.	6.900%	8/15/39	125	177
21st Century Fox America Inc.	6.150%	2/15/41	300	403
21st Century Fox America Inc.	4.750%	9/15/44	175	200
21st Century Fox America Inc.	4.950%	10/15/45	75	89
21st Century Fox America Inc.	7.750%	12/1/45	100	157
Activision Blizzard Inc.	2.300%	9/15/21	125	124
Activision Blizzard Inc.	2.600%	6/15/22	100	99
Activision Blizzard Inc.	3.400%	9/15/26	175	176
Activision Blizzard Inc.	3.400%	6/15/27	150	150
Activision Blizzard Inc.	4.500%	6/15/47	150	157

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	America Movil SAB de CV	5.000%	10/16/19	400	419
	America Movil SAB de CV	3.125%	7/16/22	375	379
	America Movil SAB de CV	6.375%	3/1/35	200	254
	America Movil SAB de CV	6.125%	11/15/37	150	188
	America Movil SAB de CV	6.125%	3/30/40	375	477
	America Movil SAB de CV	4.375%	7/16/42	250	264
	American Tower Corp.	2.800%	6/1/20	75	75
	American Tower Corp.	5.050%	9/1/20	150	159
	American Tower Corp.	3.300%	2/15/21	125	127
	American Tower Corp.	3.450%	9/15/21	475	484
	American Tower Corp.	5.900%	11/1/21	475	526
	American Tower Corp.	2.250%	1/15/22	125	122
	American Tower Corp.	3.500%	1/31/23	200	204
	American Tower Corp.	5.000%	2/15/24	200	218
	American Tower Corp.	4.000%	6/1/25	100	103
	American Tower Corp.	4.400%	2/15/26	100	105
	American Tower Corp.	3.375%	10/15/26	100	98
	American Tower Corp.	3.550%	7/15/27	125	123
	American Tower Corp.	3.600%	1/15/28	125	124
	AT&T Inc.	5.800%	2/15/19	250	260
	AT&T Inc.	2.300%	3/11/19	100	100
	AT&T Inc.	5.875%	10/1/19	175	185
	AT&T Inc.	2.450%	6/30/20	700	699
	AT&T Inc.	4.600%	2/15/21	175	184
	AT&T Inc.	5.000%	3/1/21	450	482
	AT&T Inc.	3.200%	3/1/22	250	253
	AT&T Inc.	3.800%	3/15/22	275	284
	AT&T Inc.	3.000%	6/30/22	600	601
	AT&T Inc.	2.850%	2/14/23	350	351
	AT&T Inc.	3.600%	2/17/23	1,100	1,125
	AT&T Inc.	3.800%	3/1/24	125	128
	AT&T Inc.	3.400%	8/14/24	550	553
	AT&T Inc.	3.950%	1/15/25	400	408
	AT&T Inc.	3.400%	5/15/25	920	906
	AT&T Inc.	4.125%	2/17/26	590	601
	AT&T Inc.	4.250%	3/1/27	600	612
	AT&T Inc.	3.900%	8/14/27	1,000	1,007
[9]	AT&T Inc.	4.100%	2/15/28	794	796
[9]	AT&T Inc.	4.300%	2/15/30	710	708
	AT&T Inc.	4.500%	5/15/35	200	199
	AT&T Inc.	5.250%	3/1/37	400	423
	AT&T Inc.	4.900%	8/14/37	800	812
	AT&T Inc.	6.350%	3/15/40	100	117
	AT&T Inc.	6.000%	8/15/40	300	344
	AT&T Inc.	5.350%	9/1/40	756	798
	AT&T Inc.	5.550%	8/15/41	225	243
	AT&T Inc.	5.150%	3/15/42	375	387
	AT&T Inc.	4.300%	12/15/42	271	254
	AT&T Inc.	4.800%	6/15/44	500	492
	AT&T Inc.	4.350%	6/15/45	624	578
	AT&T Inc.	4.750%	5/15/46	650	633
[9]	AT&T Inc.	5.150%	11/15/46	1,163	1,189
	AT&T Inc.	5.450%	3/1/47	600	641
	AT&T Inc.	4.500%	3/9/48	582	545
	AT&T Inc.	4.550%	3/9/49	62	58
	AT&T Inc.	5.150%	2/14/50	955	960
	AT&T Inc.	5.700%	3/1/57	175	191
	AT&T Inc.	5.300%	8/14/58	550	551
	British Telecommunications plc	2.350%	2/14/19	200	200
	British Telecommunications plc	9.125%	12/15/30	516	768
	CBS Corp.	2.300%	8/15/19	125	125
	CBS Corp.	4.300%	2/15/21	275	287
	CBS Corp.	2.500%	2/15/23	200	195
[9]	CBS Corp.	2.900%	6/1/23	50	49
	CBS Corp.	3.700%	8/15/24	175	180
	CBS Corp.	3.500%	1/15/25	300	301
	CBS Corp.	2.900%	1/15/27	125	117
	CBS Corp.	3.375%	2/15/28	75	72
[9]	CBS Corp.	3.700%	6/1/28	125	123
	CBS Corp.	5.900%	10/15/40	275	327
	CBS Corp.	4.850%	7/1/42	100	105

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
CBS Corp.	4.900%	8/15/44	100	106
CBS Corp.	4.600%	1/15/45	125	126
CC Holdings GS V LLC / Crown Castle
GS III Corp.	3.849%	4/15/23	250	258
Charter Communications Operating
LLC / Charter Communications
Operating Capital	3.579%	7/23/20	375	382
Charter Communications Operating
LLC / Charter Communications
Operating Capital	4.464%	7/23/22	575	599
Charter Communications Operating
LLC / Charter Communications
Operating Capital	4.908%	7/23/25	850	899
Charter Communications Operating
LLC / Charter Communications
Operating Capital	3.750%	2/15/28	325	311
Charter Communications Operating
LLC / Charter Communications
Operating Capital	4.200%	3/15/28	300	298
Charter Communications Operating
LLC / Charter Communications
Operating Capital	6.384%	10/23/35	400	469
Charter Communications Operating
LLC / Charter Communications
Operating Capital	6.484%	10/23/45	650	760
Charter Communications Operating
LLC / Charter Communications
Operating Capital	5.375%	5/1/47	475	490
Charter Communications Operating
LLC / Charter Communications
Operating Capital	6.834%	10/23/55	75	90
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	139	182
Comcast Corp.	5.700%	7/1/19	850	894
Comcast Corp.	5.150%	3/1/20	325	345
Comcast Corp.	1.625%	1/15/22	125	121
Comcast Corp.	2.750%	3/1/23	200	200
Comcast Corp.	3.000%	2/1/24	385	388
Comcast Corp.	3.375%	2/15/25	150	154
Comcast Corp.	3.375%	8/15/25	250	256
Comcast Corp.	3.150%	3/1/26	400	403
Comcast Corp.	3.300%	2/1/27	200	204
Comcast Corp.	3.150%	2/15/28	575	577
Comcast Corp.	4.250%	1/15/33	275	299
Comcast Corp.	4.200%	8/15/34	175	187
Comcast Corp.	5.650%	6/15/35	400	499
Comcast Corp.	4.400%	8/15/35	200	218
Comcast Corp.	6.500%	11/15/35	750	1,013
Comcast Corp.	3.200%	7/15/36	175	168
Comcast Corp.	6.450%	3/15/37	175	237
Comcast Corp.	6.950%	8/15/37	250	356
Comcast Corp.	6.400%	5/15/38	100	136
Comcast Corp.	6.400%	3/1/40	150	208
Comcast Corp.	4.650%	7/15/42	285	321
Comcast Corp.	4.500%	1/15/43	125	138
Comcast Corp.	4.750%	3/1/44	175	200
Comcast Corp.	4.600%	8/15/45	250	281
Comcast Corp.	3.400%	7/15/46	250	235
Comcast Corp.	4.000%	8/15/47	200	209
Comcast Corp.	3.969%	11/1/47	381	394
Comcast Corp.	3.999%	11/1/49	138	141
Crown Castle International Corp.	3.400%	2/15/21	300	306
Crown Castle International Corp.	2.250%	9/1/21	125	123
Crown Castle International Corp.	4.875%	4/15/22	125	134
Crown Castle International Corp.	5.250%	1/15/23	275	301
Crown Castle International Corp.	3.200%	9/1/24	250	247
Crown Castle International Corp.	4.450%	2/15/26	250	262
Crown Castle International Corp.	3.700%	6/15/26	175	175
Crown Castle International Corp.	4.000%	3/1/27	75	77
Crown Castle International Corp.	3.650%	9/1/27	250	248
Crown Castle International Corp.	4.750%	5/15/47	50	53

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	158
Deutsche Telekom International
Finance BV	8.750%	6/15/30	775	1,158
Discovery Communications LLC	5.625%	8/15/19	75	79
Discovery Communications LLC	2.200%	9/20/19	100	100
Discovery Communications LLC	4.375%	6/15/21	25	26
Discovery Communications LLC	3.300%	5/15/22	125	126
Discovery Communications LLC	2.950%	3/20/23	200	198
Discovery Communications LLC	3.250%	4/1/23	100	99
Discovery Communications LLC	3.800%	3/13/24	100	101
Discovery Communications LLC	3.450%	3/15/25	150	147
Discovery Communications LLC	4.900%	3/11/26	200	213
Discovery Communications LLC	3.950%	3/20/28	325	322
Discovery Communications LLC	5.000%	9/20/37	225	232
Discovery Communications LLC	4.950%	5/15/42	250	249
Discovery Communications LLC	4.875%	4/1/43	175	175
Discovery Communications LLC	5.200%	9/20/47	225	236
Electronic Arts Inc.	3.700%	3/1/21	350	360
Electronic Arts Inc.	4.800%	3/1/26	100	110
Grupo Televisa SAB	6.625%	3/18/25	100	118
Grupo Televisa SAB	4.625%	1/30/26	500	530
Grupo Televisa SAB	6.625%	1/15/40	175	215
Grupo Televisa SAB	6.125%	1/31/46	200	236
Interpublic Group of Cos. Inc.	3.750%	2/15/23	100	103
Interpublic Group of Cos. Inc.	4.200%	4/15/24	175	184
Koninklijke KPN NV	8.375%	10/1/30	175	239
Moody’s Corp.	2.750%	12/15/21	100	100
Moody’s Corp.	4.500%	9/1/22	250	267
Moody’s Corp.	4.875%	2/15/24	250	275
Moody’s Corp.	5.250%	7/15/44	110	132
NBCUniversal Media LLC	5.150%	4/30/20	125	133
NBCUniversal Media LLC	4.375%	4/1/21	325	344
NBCUniversal Media LLC	2.875%	1/15/23	225	227
NBCUniversal Media LLC	6.400%	4/30/40	150	204
NBCUniversal Media LLC	5.950%	4/1/41	225	294
NBCUniversal Media LLC	4.450%	1/15/43	325	354
Omnicom Group Inc.	4.450%	8/15/20	175	183
Omnicom Group Inc.	3.625%	5/1/22	225	232
Omnicom Group Inc.	3.650%	11/1/24	150	153
Omnicom Group Inc.	3.600%	4/15/26	275	278
Orange SA	1.625%	11/3/19	225	222
Orange SA	4.125%	9/14/21	325	344
Orange SA	9.000%	3/1/31	425	639
Orange SA	5.375%	1/13/42	350	415
RELX Capital Inc.	3.125%	10/15/22	282	283
Rogers Communications Inc.	3.000%	3/15/23	205	205
Rogers Communications Inc.	4.100%	10/1/23	175	184
Rogers Communications Inc.	3.625%	12/15/25	125	128
Rogers Communications Inc.	2.900%	11/15/26	100	97
Rogers Communications Inc.	4.500%	3/15/43	65	70
Rogers Communications Inc.	5.000%	3/15/44	190	218
S&P Global Inc.	3.300%	8/14/20	125	127
S&P Global Inc.	4.000%	6/15/25	125	131
S&P Global Inc.	4.400%	2/15/26	200	216
S&P Global Inc.	2.950%	1/22/27	100	97
S&P Global Inc.	6.550%	11/15/37	150	199
Scripps Networks Interactive Inc.	2.750%	11/15/19	125	125
Scripps Networks Interactive Inc.	2.800%	6/15/20	100	100
Scripps Networks Interactive Inc.	3.500%	6/15/22	75	76
Scripps Networks Interactive Inc.	3.900%	11/15/24	150	153
Scripps Networks Interactive Inc.	3.950%	6/15/25	100	101
Telefonica Emisiones SAU	5.877%	7/15/19	100	105
Telefonica Emisiones SAU	5.134%	4/27/20	225	238
Telefonica Emisiones SAU	5.462%	2/16/21	225	243
Telefonica Emisiones SAU	4.570%	4/27/23	200	215
Telefonica Emisiones SAU	4.103%	3/8/27	450	464
Telefonica Emisiones SAU	7.045%	6/20/36	425	568
Telefonica Emisiones SAU	5.213%	3/8/47	400	453
TELUS Corp.	2.800%	2/16/27	100	95
Thomson Reuters Corp.	4.700%	10/15/19	300	312

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Thomson Reuters Corp.	3.850%	9/29/24	100	103
	Thomson Reuters Corp.	5.500%	8/15/35	75	86
	Thomson Reuters Corp.	5.850%	4/15/40	150	182
	Thomson Reuters Corp.	5.650%	11/23/43	225	271
	Time Warner Cable LLC	8.750%	2/14/19	200	214
	Time Warner Cable LLC	8.250%	4/1/19	200	214
	Time Warner Cable LLC	5.000%	2/1/20	350	365
	Time Warner Cable LLC	4.125%	2/15/21	150	155
	Time Warner Cable LLC	6.550%	5/1/37	200	234
	Time Warner Cable LLC	7.300%	7/1/38	50	62
	Time Warner Cable LLC	6.750%	6/15/39	275	328
	Time Warner Cable LLC	5.875%	11/15/40	500	545
	Time Warner Cable LLC	5.500%	9/1/41	200	209
	Time Warner Cable LLC	4.500%	9/15/42	350	330
	Time Warner Entertainment Co. LP	8.375%	3/15/23	175	213
	Time Warner Entertainment Co. LP	8.375%	7/15/33	200	275
	Time Warner Inc.	4.875%	3/15/20	350	368
	Time Warner Inc.	4.700%	1/15/21	50	53
	Time Warner Inc.	4.750%	3/29/21	425	452
	Time Warner Inc.	4.050%	12/15/23	100	104
	Time Warner Inc.	3.600%	7/15/25	275	275
	Time Warner Inc.	3.875%	1/15/26	100	101
	Time Warner Inc.	3.800%	2/15/27	850	848
	Time Warner Inc.	5.375%	10/15/41	100	110
	Time Warner Inc.	4.900%	6/15/42	325	342
	Time Warner Inc.	5.350%	12/15/43	125	138
	Time Warner Inc.	4.650%	6/1/44	100	100
	Verizon Communications Inc.	2.625%	2/21/20	309	311
	Verizon Communications Inc.	3.450%	3/15/21	300	309
	Verizon Communications Inc.	4.600%	4/1/21	475	505
	Verizon Communications Inc.	1.750%	8/15/21	175	170
	Verizon Communications Inc.	3.000%	11/1/21	600	607
	Verizon Communications Inc.	3.500%	11/1/21	100	103
	Verizon Communications Inc.	2.946%	3/15/22	602	606
	Verizon Communications Inc.	3.125%	3/16/22	350	355
	Verizon Communications Inc.	5.150%	9/15/23	1,130	1,257
	Verizon Communications Inc.	4.150%	3/15/24	300	316
	Verizon Communications Inc.	3.500%	11/1/24	400	407
[9]	Verizon Communications Inc.	3.376%	2/15/25	749	751
	Verizon Communications Inc.	2.625%	8/15/26	475	447
	Verizon Communications Inc.	4.125%	3/16/27	700	731
	Verizon Communications Inc.	4.500%	8/10/33	550	574
	Verizon Communications Inc.	4.400%	11/1/34	725	738
	Verizon Communications Inc.	4.272%	1/15/36	538	535
	Verizon Communications Inc.	5.250%	3/16/37	875	962
	Verizon Communications Inc.	4.812%	3/15/39	200	209
	Verizon Communications Inc.	4.750%	11/1/41	375	383
	Verizon Communications Inc.	3.850%	11/1/42	250	226
	Verizon Communications Inc.	4.125%	8/15/46	650	601
	Verizon Communications Inc.	4.862%	8/21/46	856	892
	Verizon Communications Inc.	5.500%	3/16/47	275	313
	Verizon Communications Inc.	4.522%	9/15/48	788	776
	Verizon Communications Inc.	5.012%	4/15/49	716	751
	Verizon Communications Inc.	5.012%	8/21/54	1,074	1,099
	Verizon Communications Inc.	4.672%	3/15/55	1,038	1,001
	Viacom Inc.	5.625%	9/15/19	125	131
	Viacom Inc.	3.875%	12/15/21	25	25
	Viacom Inc.	4.250%	9/1/23	225	228
	Viacom Inc.	3.875%	4/1/24	124	124
	Viacom Inc.	6.875%	4/30/36	190	217
	Viacom Inc.	4.375%	3/15/43	656	565
	Viacom Inc.	5.850%	9/1/43	75	78
	Vodafone Group plc	5.450%	6/10/19	150	157
	Vodafone Group plc	2.500%	9/26/22	175	174
	Vodafone Group plc	2.950%	2/19/23	715	719
	Vodafone Group plc	7.875%	2/15/30	150	202
	Vodafone Group plc	6.250%	11/30/32	100	122
	Vodafone Group plc	6.150%	2/27/37	125	156
	Vodafone Group plc	4.375%	2/19/43	400	410
	Walt Disney Co.	1.650%	1/8/19	100	100
	Walt Disney Co.	1.850%	5/30/19	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Walt Disney Co.	1.800%	6/5/20	150	149
	Walt Disney Co.	2.150%	9/17/20	150	150
	Walt Disney Co.	2.300%	2/12/21	250	250
	Walt Disney Co.	2.750%	8/16/21	100	101
	Walt Disney Co.	2.550%	2/15/22	75	75
	Walt Disney Co.	2.450%	3/4/22	75	75
	Walt Disney Co.	2.350%	12/1/22	75	74
	Walt Disney Co.	3.150%	9/17/25	150	152
	Walt Disney Co.	3.000%	2/13/26	300	300
	Walt Disney Co.	1.850%	7/30/26	500	457
	Walt Disney Co.	2.950%	6/15/27	150	149
	Walt Disney Co.	4.375%	8/16/41	75	82
	Walt Disney Co.	4.125%	12/1/41	180	194
	Walt Disney Co.	3.700%	12/1/42	125	126
	WPP Finance 2010	4.750%	11/21/21	208	222
	WPP Finance 2010	3.625%	9/7/22	200	206
	WPP Finance 2010	3.750%	9/19/24	100	102
	WPP Finance 2010	5.625%	11/15/43	125	145

	Consumer Cyclical (2.1%)
	Advance Auto Parts Inc.	5.750%	5/1/20	125	133
	Alibaba Group Holding Ltd.	2.500%	11/28/19	360	360
	Alibaba Group Holding Ltd.	3.125%	11/28/21	300	305
	Alibaba Group Holding Ltd.	2.800%	6/6/23	200	199
	ALIBABA GROUP HOLDING Ltd.	3.600%	11/28/24	200	208
	Alibaba Group Holding Ltd.	3.400%	12/6/27	600	600
	Alibaba Group Holding Ltd.	4.500%	11/28/34	80	88
	Alibaba Group Holding Ltd.	4.200%	12/6/47	225	234
	Alibaba Group Holding Ltd.	4.400%	12/6/57	100	105
	Amazon.com Inc.	2.600%	12/5/19	300	303
[9]	Amazon.com Inc.	1.900%	8/21/20	200	199
	Amazon.com Inc.	3.300%	12/5/21	200	206
	Amazon.com Inc.	2.500%	11/29/22	150	150
[9]	Amazon.com Inc.	2.400%	2/22/23	450	445
[9]	Amazon.com Inc.	2.800%	8/22/24	250	249
	Amazon.com Inc.	3.800%	12/5/24	120	127
	Amazon.com Inc.	5.200%	12/3/25	225	258
[9]	Amazon.com Inc.	3.150%	8/22/27	550	551
	Amazon.com Inc.	4.800%	12/5/34	225	263
[9]	Amazon.com Inc.	3.875%	8/22/37	425	451
	Amazon.com Inc.	4.950%	12/5/44	350	424
[9]	Amazon.com Inc.	4.050%	8/22/47	650	700
[9]	Amazon.com Inc.	4.250%	8/22/57	500	544
	American Honda Finance Corp.	1.200%	7/12/19	200	197
	American Honda Finance Corp.	2.250%	8/15/19	275	275
	American Honda Finance Corp.	2.000%	11/13/19	100	100
	American Honda Finance Corp.	2.000%	2/14/20	100	100
	American Honda Finance Corp.	1.950%	7/20/20	325	322
	American Honda Finance Corp.	2.450%	9/24/20	225	226
	American Honda Finance Corp.	1.650%	7/12/21	150	146
	American Honda Finance Corp.	1.700%	9/9/21	200	194
	American Honda Finance Corp.	2.600%	11/16/22	125	125
	American Honda Finance Corp.	2.900%	2/16/24	100	100
	American Honda Finance Corp.	2.300%	9/9/26	50	47
	Aptiv plc	3.150%	11/19/20	150	152
	Aptiv plc	4.250%	1/15/26	150	159
	Aptiv plc	4.400%	10/1/46	50	51
	Automatic Data Processing Inc.	2.250%	9/15/20	175	175
	Automatic Data Processing Inc.	3.375%	9/15/25	200	206
	AutoNation Inc.	5.500%	2/1/20	55	58
	AutoNation Inc.	3.350%	1/15/21	60	61
	AutoNation Inc.	4.500%	10/1/25	150	157
	AutoNation Inc.	3.800%	11/15/27	75	74
	AutoZone Inc.	3.700%	4/15/22	350	360
	AutoZone Inc.	2.875%	1/15/23	50	50
	AutoZone Inc.	3.125%	7/15/23	125	126
	AutoZone Inc.	3.125%	4/21/26	100	97
	AutoZone Inc.	3.750%	6/1/27	100	101
	Bed Bath & Beyond Inc.	4.915%	8/1/34	50	45
	Bed Bath & Beyond Inc.	5.165%	8/1/44	150	133
	Best Buy Co. Inc.	5.500%	3/15/21	25	27

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Block Financial LLC	4.125%	10/1/20	94	96
	Block Financial LLC	5.500%	11/1/22	100	107
	Block Financial LLC	5.250%	10/1/25	100	106
	BorgWarner Inc.	4.625%	9/15/20	25	26
	BorgWarner Inc.	3.375%	3/15/25	75	75
	BorgWarner Inc.	4.375%	3/15/45	100	103
	Carnival Corp.	3.950%	10/15/20	100	104
	Costco Wholesale Corp.	1.700%	12/15/19	200	199
	Costco Wholesale Corp.	1.750%	2/15/20	200	198
	Costco Wholesale Corp.	2.150%	5/18/21	200	199
	Costco Wholesale Corp.	2.250%	2/15/22	100	99
	Costco Wholesale Corp.	2.300%	5/18/22	150	149
	Costco Wholesale Corp.	2.750%	5/18/24	175	175
	Costco Wholesale Corp.	3.000%	5/18/27	100	100
	Cummins Inc.	7.125%	3/1/28	100	131
	Cummins Inc.	4.875%	10/1/43	125	148
	CVS Health Corp.	2.250%	8/12/19	100	100
	CVS Health Corp.	2.800%	7/20/20	475	477
	CVS Health Corp.	2.125%	6/1/21	250	244
	CVS Health Corp.	3.500%	7/20/22	350	355
	CVS Health Corp.	2.750%	12/1/22	150	148
	CVS Health Corp.	4.750%	12/1/22	150	160
	CVS Health Corp.	4.000%	12/5/23	195	203
	CVS Health Corp.	3.375%	8/12/24	750	751
	CVS Health Corp.	3.875%	7/20/25	565	582
	CVS Health Corp.	2.875%	6/1/26	425	408
	CVS Health Corp.	5.300%	12/5/43	150	174
	CVS Health Corp.	5.125%	7/20/45	575	660
	Daimler Finance North America LLC	8.500%	1/18/31	250	376
	Darden Restaurants Inc.	3.850%	5/1/27	200	203
	Delphi Corp.	4.150%	3/15/24	125	132
	Dollar General Corp.	3.250%	4/15/23	150	152
	Dollar General Corp.	4.150%	11/1/25	105	112
	Dollar General Corp.	3.875%	4/15/27	50	52
	DR Horton Inc.	3.750%	3/1/19	25	25
	DR Horton Inc.	4.375%	9/15/22	100	105
	DR Horton Inc.	4.750%	2/15/23	100	107
	DR Horton Inc.	5.750%	8/15/23	100	112
	eBay Inc.	2.200%	8/1/19	300	300
	eBay Inc.	3.250%	10/15/20	75	76
	eBay Inc.	2.875%	8/1/21	125	126
	eBay Inc.	3.800%	3/9/22	100	104
	eBay Inc.	2.600%	7/15/22	450	446
	eBay Inc.	2.750%	1/30/23	100	99
	eBay Inc.	3.450%	8/1/24	125	127
	eBay Inc.	3.600%	6/5/27	300	297
	eBay Inc.	4.000%	7/15/42	25	23
	Expedia Inc.	5.950%	8/15/20	75	81
	Expedia Inc.	4.500%	8/15/24	100	104
	Expedia Inc.	5.000%	2/15/26	275	294
[9]	Expedia Inc.	3.800%	2/15/28	100	97
	Ford Motor Co.	4.346%	12/8/26	275	287
	Ford Motor Co.	6.625%	10/1/28	425	517
	Ford Motor Co.	6.375%	2/1/29	100	117
	Ford Motor Co.	7.450%	7/16/31	375	486
	Ford Motor Co.	4.750%	1/15/43	100	101
	Ford Motor Co.	7.400%	11/1/46	100	136
	Ford Motor Co.	5.291%	12/8/46	300	325
	Ford Motor Credit Co. LLC	2.375%	3/12/19	550	550
	Ford Motor Credit Co. LLC	1.897%	8/12/19	250	248
	Ford Motor Credit Co. LLC	2.597%	11/4/19	550	550
	Ford Motor Credit Co. LLC	2.681%	1/9/20	200	200
	Ford Motor Credit Co. LLC	8.125%	1/15/20	250	276
	Ford Motor Credit Co. LLC	2.459%	3/27/20	200	199
	Ford Motor Credit Co. LLC	3.157%	8/4/20	200	202
	Ford Motor Credit Co. LLC	2.343%	11/2/20	150	148
	Ford Motor Credit Co. LLC	3.200%	1/15/21	250	254
	Ford Motor Credit Co. LLC	5.750%	2/1/21	250	271
	Ford Motor Credit Co. LLC	3.336%	3/18/21	200	203
	Ford Motor Credit Co. LLC	5.875%	8/2/21	325	356
	Ford Motor Credit Co. LLC	3.339%	3/28/22	150	152

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	2.979%	8/3/22	300	299
Ford Motor Credit Co. LLC	4.250%	9/20/22	200	209
Ford Motor Credit Co. LLC	4.375%	8/6/23	225	236
Ford Motor Credit Co. LLC	3.810%	1/9/24	150	153
Ford Motor Credit Co. LLC	3.664%	9/8/24	200	202
Ford Motor Credit Co. LLC	4.134%	8/4/25	500	518
Ford Motor Credit Co. LLC	4.389%	1/8/26	200	209
Ford Motor Credit Co. LLC	3.815%	11/2/27	150	149
General Motors Co.	4.875%	10/2/23	250	270
General Motors Co.	4.000%	4/1/25	100	103
General Motors Co.	5.000%	4/1/35	165	175
General Motors Co.	6.600%	4/1/36	250	304
General Motors Co.	5.150%	4/1/38	200	213
General Motors Co.	6.250%	10/2/43	210	248
General Motors Co.	5.200%	4/1/45	230	241
General Motors Co.	6.750%	4/1/46	130	163
General Motors Co.	5.400%	4/1/48	200	218
General Motors Financial Co. Inc.	3.100%	1/15/19	275	277
General Motors Financial Co. Inc.	2.400%	5/9/19	100	100
General Motors Financial Co. Inc.	3.500%	7/10/19	230	233
General Motors Financial Co. Inc.	2.350%	10/4/19	200	199
General Motors Financial Co. Inc.	3.150%	1/15/20	65	66
General Motors Financial Co. Inc.	2.650%	4/13/20	300	300
General Motors Financial Co. Inc.	3.200%	7/13/20	700	708
General Motors Financial Co. Inc.	2.450%	11/6/20	200	198
General Motors Financial Co. Inc.	3.700%	11/24/20	275	282
General Motors Financial Co. Inc.	4.200%	3/1/21	175	182
General Motors Financial Co. Inc.	3.200%	7/6/21	225	227
General Motors Financial Co. Inc.	4.375%	9/25/21	100	105
General Motors Financial Co. Inc.	3.450%	1/14/22	125	126
General Motors Financial Co. Inc.	3.450%	4/10/22	355	360
General Motors Financial Co. Inc.	3.150%	6/30/22	100	100
General Motors Financial Co. Inc.	3.700%	5/9/23	200	204
General Motors Financial Co. Inc.	4.250%	5/15/23	225	235
General Motors Financial Co. Inc.	3.950%	4/13/24	400	411
General Motors Financial Co. Inc.	3.500%	11/7/24	200	199
General Motors Financial Co. Inc.	4.000%	1/15/25	175	180
General Motors Financial Co. Inc.	4.300%	7/13/25	300	312
General Motors Financial Co. Inc.	5.250%	3/1/26	150	165
General Motors Financial Co. Inc.	4.000%	10/6/26	100	101
General Motors Financial Co. Inc.	4.350%	1/17/27	200	208
Harley-Davidson Inc.	3.500%	7/28/25	100	102
Harley-Davidson Inc.	4.625%	7/28/45	25	27
Harman International Industries Inc.	4.150%	5/15/25	50	52
Home Depot Inc.	1.800%	6/5/20	150	149
Home Depot Inc.	3.950%	9/15/20	100	104
Home Depot Inc.	2.000%	4/1/21	75	74
Home Depot Inc.	4.400%	4/1/21	975	1,033
Home Depot Inc.	2.625%	6/1/22	265	266
Home Depot Inc.	3.750%	2/15/24	200	211
Home Depot Inc.	3.350%	9/15/25	250	258
Home Depot Inc.	3.000%	4/1/26	125	125
Home Depot Inc.	2.125%	9/15/26	100	93
Home Depot Inc.	2.800%	9/14/27	150	147
Home Depot Inc.	5.875%	12/16/36	825	1,119
Home Depot Inc.	5.400%	9/15/40	175	224
Home Depot Inc.	5.950%	4/1/41	175	234
Home Depot Inc.	4.200%	4/1/43	200	219
Home Depot Inc.	4.875%	2/15/44	300	359
Home Depot Inc.	4.250%	4/1/46	330	368
Home Depot Inc.	3.900%	6/15/47	75	79
Home Depot Inc.	3.500%	9/15/56	150	144
Hyatt Hotels Corp.	5.375%	8/15/21	50	54
Hyatt Hotels Corp.	3.375%	7/15/23	25	26
Hyatt Hotels Corp.	4.850%	3/15/26	50	54
JD.com Inc.	3.125%	4/29/21	200	199
Kohl’s Corp.	4.000%	11/1/21	125	129
Kohl’s Corp.	4.250%	7/17/25	100	102
Kohl’s Corp.	5.550%	7/17/45	75	73
Lear Corp.	5.250%	1/15/25	200	213
Lear Corp.	3.800%	9/15/27	100	100

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Lowe’s Cos. Inc.	3.750%	4/15/21	200	207
Lowe’s Cos. Inc.	3.875%	9/15/23	275	290
Lowe’s Cos. Inc.	3.125%	9/15/24	100	101
Lowe’s Cos. Inc.	3.375%	9/15/25	200	206
Lowe’s Cos. Inc.	2.500%	4/15/26	250	239
Lowe’s Cos. Inc.	3.100%	5/3/27	350	351
Lowe’s Cos. Inc.	6.500%	3/15/29	67	86
Lowe’s Cos. Inc.	4.650%	4/15/42	100	114
Lowe’s Cos. Inc.	4.250%	9/15/44	100	109
Lowe’s Cos. Inc.	4.375%	9/15/45	150	165
Lowe’s Cos. Inc.	3.700%	4/15/46	250	251
Lowe’s Cos. Inc.	4.050%	5/3/47	300	320
Macy’s Retail Holdings Inc.	3.450%	1/15/21	100	100
Macy’s Retail Holdings Inc.	2.875%	2/15/23	145	136
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	238
Macy’s Retail Holdings Inc.	4.500%	12/15/34	200	171
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	127
Magna International Inc.	3.625%	6/15/24	120	124
Magna International Inc.	4.150%	10/1/25	100	106
Marriott International Inc.	3.000%	3/1/19	50	50
Marriott International Inc.	3.375%	10/15/20	225	229
Marriott International Inc.	2.875%	3/1/21	75	76
Marriott International Inc.	3.125%	10/15/21	50	51
Marriott International Inc.	2.300%	1/15/22	100	98
Marriott International Inc.	3.750%	3/15/25	175	180
Marriott International Inc.	3.750%	10/1/25	65	67
Marriott International Inc.	3.125%	6/15/26	183	180
Mastercard Inc.	2.000%	4/1/19	75	75
Mastercard Inc.	2.000%	11/21/21	100	98
Mastercard Inc.	3.375%	4/1/24	150	156
Mastercard Inc.	2.950%	11/21/26	100	100
Mastercard Inc.	3.800%	11/21/46	100	106
McDonald’s Corp.	5.000%	2/1/19	100	103
McDonald’s Corp.	1.875%	5/29/19	75	75
McDonald’s Corp.	2.750%	12/9/20	275	278
McDonald’s Corp.	3.625%	5/20/21	175	181
McDonald’s Corp.	2.625%	1/15/22	275	275
McDonald’s Corp.	3.375%	5/26/25	175	179
McDonald’s Corp.	3.700%	1/30/26	300	313
McDonald’s Corp.	3.500%	3/1/27	200	206
McDonald’s Corp.	4.700%	12/9/35	200	227
McDonald’s Corp.	6.300%	10/15/37	150	199
McDonald’s Corp.	6.300%	3/1/38	100	133
McDonald’s Corp.	5.700%	2/1/39	100	124
McDonald’s Corp.	3.700%	2/15/42	25	24
McDonald’s Corp.	3.625%	5/1/43	25	24
McDonald’s Corp.	4.600%	5/26/45	210	232
McDonald’s Corp.	4.875%	12/9/45	300	348
McDonald’s Corp.	4.450%	3/1/47	100	109
NIKE Inc.	2.375%	11/1/26	200	190
NIKE Inc.	3.625%	5/1/43	50	50
NIKE Inc.	3.875%	11/1/45	150	157
NIKE Inc.	3.375%	11/1/46	100	96
Nordstrom Inc.	4.000%	10/15/21	125	129
Nordstrom Inc.	4.000%	3/15/27	100	99
Nordstrom Inc.	5.000%	1/15/44	165	158
NVR Inc.	3.950%	9/15/22	100	105
O’Reilly Automotive Inc.	4.875%	1/14/21	25	26
O’Reilly Automotive Inc.	3.800%	9/1/22	100	104
O’Reilly Automotive Inc.	3.850%	6/15/23	75	78
O’Reilly Automotive Inc.	3.550%	3/15/26	100	101
O’Reilly Automotive Inc.	3.600%	9/1/27	150	150
PACCAR Financial Corp.	1.300%	5/10/19	150	148
PACCAR Financial Corp.	2.200%	9/15/19	50	50
PACCAR Financial Corp.	2.500%	8/14/20	75	75
PACCAR Financial Corp.	2.050%	11/13/20	100	99
PACCAR Financial Corp.	2.250%	2/25/21	75	75
PACCAR Financial Corp.	2.300%	8/10/22	50	49
Priceline Group Inc.	2.750%	3/15/23	100	99
Priceline Group Inc.	3.650%	3/15/25	100	101
Priceline Group Inc.	3.600%	6/1/26	225	226

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Priceline Group Inc.	3.550%	3/15/28	100	99
QVC Inc.	3.125%	4/1/19	125	126
QVC Inc.	5.125%	7/2/22	25	26
QVC Inc.	4.850%	4/1/24	95	99
QVC Inc.	4.450%	2/15/25	100	102
QVC Inc.	5.950%	3/15/43	125	125
Ralph Lauren Corp.	2.625%	8/18/20	50	50
Royal Caribbean Cruises Ltd.	2.650%	11/28/20	50	50
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	100	110
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	200	198
Starbucks Corp.	2.200%	11/22/20	100	100
Starbucks Corp.	2.100%	2/4/21	75	74
Starbucks Corp.	2.700%	6/15/22	75	76
Starbucks Corp.	3.850%	10/1/23	250	265
Starbucks Corp.	2.450%	6/15/26	100	96
Starbucks Corp.	4.300%	6/15/45	50	55
Starbucks Corp.	3.750%	12/1/47	100	101
Tapestry Inc.	3.000%	7/15/22	125	124
Tapestry Inc.	4.250%	4/1/25	70	72
Tapestry Inc.	4.125%	7/15/27	100	100
Target Corp.	2.300%	6/26/19	200	201
Target Corp.	2.900%	1/15/22	175	178
Target Corp.	3.500%	7/1/24	325	338
Target Corp.	2.500%	4/15/26	100	96
Target Corp.	6.350%	11/1/32	140	180
Target Corp.	6.500%	10/15/37	103	141
Target Corp.	7.000%	1/15/38	125	182
Target Corp.	4.000%	7/1/42	260	267
Target Corp.	3.625%	4/15/46	200	194
Target Corp.	3.900%	11/15/47	175	177
TJX Cos. Inc.	2.750%	6/15/21	125	127
TJX Cos. Inc.	2.500%	5/15/23	100	98
TJX Cos. Inc.	2.250%	9/15/26	200	188
Toyota Motor Credit Corp.	1.700%	1/9/19	100	100
Toyota Motor Credit Corp.	2.100%	1/17/19	200	200
Toyota Motor Credit Corp.	1.700%	2/19/19	300	299
Toyota Motor Credit Corp.	1.400%	5/20/19	300	297
Toyota Motor Credit Corp.	2.125%	7/18/19	500	500
Toyota Motor Credit Corp.	1.550%	10/18/19	200	198
Toyota Motor Credit Corp.	2.150%	3/12/20	300	299
Toyota Motor Credit Corp.	1.950%	4/17/20	100	99
Toyota Motor Credit Corp.	4.250%	1/11/21	125	132
Toyota Motor Credit Corp.	1.900%	4/8/21	200	197
Toyota Motor Credit Corp.	2.750%	5/17/21	200	202
Toyota Motor Credit Corp.	3.400%	9/15/21	175	181
Toyota Motor Credit Corp.	2.600%	1/11/22	200	201
Toyota Motor Credit Corp.	3.300%	1/12/22	175	180
Toyota Motor Credit Corp.	2.800%	7/13/22	100	101
Toyota Motor Credit Corp.	2.150%	9/8/22	200	197
Toyota Motor Credit Corp.	2.625%	1/10/23	100	100
Toyota Motor Credit Corp.	2.250%	10/18/23	200	195
Toyota Motor Credit Corp.	2.900%	4/17/24	100	101
Toyota Motor Credit Corp.	3.200%	1/11/27	200	203
VF Corp.	3.500%	9/1/21	200	206
VF Corp.	6.450%	11/1/37	50	65
Visa Inc.	2.200%	12/14/20	500	500
Visa Inc.	2.150%	9/15/22	100	98
Visa Inc.	2.800%	12/14/22	550	557
Visa Inc.	3.150%	12/14/25	675	689
Visa Inc.	2.750%	9/15/27	150	148
Visa Inc.	4.150%	12/14/35	275	305
Visa Inc.	4.300%	12/14/45	700	796
Visa Inc.	3.650%	9/15/47	100	102
Wal-Mart Stores Inc.	1.750%	10/9/19	230	229
Wal-Mart Stores Inc.	3.250%	10/25/20	825	850
Wal-Mart Stores Inc.	1.900%	12/15/20	265	263
Wal-Mart Stores Inc.	4.250%	4/15/21	100	106
Wal-Mart Stores Inc.	2.350%	12/15/22	800	796
Wal-Mart Stores Inc.	2.550%	4/11/23	150	150
Wal-Mart Stores Inc.	3.300%	4/22/24	250	259
Wal-Mart Stores Inc.	2.650%	12/15/24	200	200

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	5.875%	4/5/27	625	776
Wal-Mart Stores Inc.	7.550%	2/15/30	175	252
Wal-Mart Stores Inc.	5.250%	9/1/35	250	315
Wal-Mart Stores Inc.	6.200%	4/15/38	375	529
Wal-Mart Stores Inc.	5.000%	10/25/40	120	150
Wal-Mart Stores Inc.	5.625%	4/15/41	300	408
Wal-Mart Stores Inc.	4.000%	4/11/43	274	301
Wal-Mart Stores Inc.	4.750%	10/2/43	100	123
Wal-Mart Stores Inc.	4.300%	4/22/44	375	437
Wal-Mart Stores Inc.	3.625%	12/15/47	190	199
Walgreen Co.	3.100%	9/15/22	250	251
Walgreen Co.	4.400%	9/15/42	75	76
Walgreens Boots Alliance Inc.	2.700%	11/18/19	250	252
Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	229
Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	383
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	321
Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	131
Walgreens Boots Alliance Inc.	4.800%	11/18/44	250	268
Walgreens Boots Alliance Inc.	4.650%	6/1/46	225	237
Western Union Co.	5.253%	4/1/20	133	140
Western Union Co.	3.600%	3/15/22	100	103
Western Union Co.	6.200%	11/17/36	75	81
Western Union Co.	6.200%	6/21/40	35	37
Wyndham Worldwide Corp.	4.250%	3/1/22	175	178
Wyndham Worldwide Corp.	3.900%	3/1/23	50	50
Wyndham Worldwide Corp.	4.500%	4/1/27	50	51

Consumer Noncyclical (4.4%)
Abbott Laboratories	5.125%	4/1/19	350	362
Abbott Laboratories	2.350%	11/22/19	650	651
Abbott Laboratories	2.000%	3/15/20	200	198
Abbott Laboratories	4.125%	5/27/20	25	26
Abbott Laboratories	2.800%	9/15/20	100	100
Abbott Laboratories	2.900%	11/30/21	425	429
Abbott Laboratories	2.550%	3/15/22	175	173
Abbott Laboratories	3.250%	4/15/23	175	177
Abbott Laboratories	3.400%	11/30/23	400	407
Abbott Laboratories	2.950%	3/15/25	175	172
Abbott Laboratories	3.875%	9/15/25	75	78
Abbott Laboratories	3.750%	11/30/26	600	616
Abbott Laboratories	4.750%	11/30/36	300	337
Abbott Laboratories	5.300%	5/27/40	125	145
Abbott Laboratories	4.750%	4/15/43	75	83
Abbott Laboratories	4.900%	11/30/46	900	1,027
AbbVie Inc.	2.500%	5/14/20	450	451
AbbVie Inc.	2.300%	5/14/21	175	174
AbbVie Inc.	2.900%	11/6/22	800	802
AbbVie Inc.	3.200%	11/6/22	275	279
AbbVie Inc.	2.850%	5/14/23	200	200
AbbVie Inc.	3.600%	5/14/25	725	745
AbbVie Inc.	3.200%	5/14/26	350	349
AbbVie Inc.	4.500%	5/14/35	475	522
AbbVie Inc.	4.300%	5/14/36	190	203
AbbVie Inc.	4.400%	11/6/42	576	617
AbbVie Inc.	4.700%	5/14/45	452	504
AbbVie Inc.	4.450%	5/14/46	400	432
Actavis Inc.	3.250%	10/1/22	300	300
Actavis Inc.	4.625%	10/1/42	40	41
Agilent Technologies Inc.	5.000%	7/15/20	100	106
Agilent Technologies Inc.	3.200%	10/1/22	300	302
Agilent Technologies Inc.	3.875%	7/15/23	100	104
Agilent Technologies Inc.	3.050%	9/22/26	75	72
AHS Hospital Corp.	5.024%	7/1/45	75	90
Allergan Funding SCS	3.000%	3/12/20	949	956
Allergan Funding SCS	3.450%	3/15/22	507	515
Allergan Funding SCS	3.850%	6/15/24	200	205
Allergan Funding SCS	3.800%	3/15/25	915	928
Allergan Funding SCS	4.550%	3/15/35	450	474
Allergan Funding SCS	4.850%	6/15/44	255	273
Allergan Funding SCS	4.750%	3/15/45	393	418
Allergan Inc.	2.800%	3/15/23	100	98

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Altria Group Inc.	9.250%	8/6/19	185	205
	Altria Group Inc.	2.625%	1/14/20	500	503
	Altria Group Inc.	4.750%	5/5/21	125	134
	Altria Group Inc.	2.850%	8/9/22	125	126
	Altria Group Inc.	2.950%	5/2/23	350	351
	Altria Group Inc.	2.625%	9/16/26	75	72
	Altria Group Inc.	4.250%	8/9/42	275	287
	Altria Group Inc.	4.500%	5/2/43	200	216
	Altria Group Inc.	5.375%	1/31/44	350	426
	Altria Group Inc.	3.875%	9/16/46	225	223
	AmerisourceBergen Corp.	3.500%	11/15/21	200	205
	AmerisourceBergen Corp.	3.400%	5/15/24	75	76
	AmerisourceBergen Corp.	3.250%	3/1/25	50	50
	AmerisourceBergen Corp.	3.450%	12/15/27	175	174
	AmerisourceBergen Corp.	4.250%	3/1/45	50	50
	AmerisourceBergen Corp.	4.300%	12/15/47	150	152
	Amgen Inc.	5.700%	2/1/19	75	78
	Amgen Inc.	1.900%	5/10/19	175	175
	Amgen Inc.	2.200%	5/22/19	275	275
	Amgen Inc.	2.125%	5/1/20	175	174
	Amgen Inc.	2.200%	5/11/20	175	174
	Amgen Inc.	3.450%	10/1/20	225	231
	Amgen Inc.	4.100%	6/15/21	150	157
	Amgen Inc.	1.850%	8/19/21	125	122
	Amgen Inc.	3.875%	11/15/21	250	261
	Amgen Inc.	2.700%	5/1/22	75	75
	Amgen Inc.	2.650%	5/11/22	75	75
	Amgen Inc.	3.625%	5/15/22	225	233
	Amgen Inc.	2.250%	8/19/23	150	145
	Amgen Inc.	3.625%	5/22/24	500	520
	Amgen Inc.	3.125%	5/1/25	325	326
	Amgen Inc.	2.600%	8/19/26	225	215
	Amgen Inc.	3.200%	11/2/27	100	100
	Amgen Inc.	4.950%	10/1/41	300	347
	Amgen Inc.	4.400%	5/1/45	450	489
	Amgen Inc.	4.563%	6/15/48	666	739
	Amgen Inc.	4.663%	6/15/51	634	709
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	100	103
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	825	823
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	425	425
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	1,425	1,432
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	249
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	1,030	1,053
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	250	261
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	2,375	2,450
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	1,070	1,200
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	304
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	221
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	1,985	2,298
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	700	739
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	190
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	529
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	159
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	79
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	525	520
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	238
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	525	608
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	317
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	401	438
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	173
	Archer-Daniels-Midland Co.	2.500%	8/11/26	300	286
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	99
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	115
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	56
	Archer-Daniels-Midland Co.	4.016%	4/16/43	200	210
	Archer-Daniels-Midland Co.	3.750%	9/15/47	100	101
	Ascension Health	3.945%	11/15/46	175	184
[4]	Ascension Health	4.847%	11/15/53	75	88
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	2.375%	11/16/20	350	349
	AstraZeneca plc	2.375%	6/12/22	375	368

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	AstraZeneca plc	3.375%	11/16/25	250	254
	AstraZeneca plc	3.125%	6/12/27	175	173
	AstraZeneca plc	6.450%	9/15/37	450	608
	AstraZeneca plc	4.000%	9/18/42	250	254
	AstraZeneca plc	4.375%	11/16/45	150	163
[9]	BAT Capital Corp.	2.297%	8/14/20	375	373
[9]	BAT Capital Corp.	2.764%	8/15/22	850	845
[9]	BAT Capital Corp.	3.222%	8/15/24	450	450
[9]	BAT Capital Corp.	3.557%	8/15/27	675	676
[9]	BAT Capital Corp.	4.390%	8/15/37	550	576
[9]	BAT Capital Corp.	4.540%	8/15/47	475	500
	Baxalta Inc.	2.875%	6/23/20	175	176
	Baxalta Inc.	3.600%	6/23/22	50	51
	Baxalta Inc.	4.000%	6/23/25	325	336
	Baxalta Inc.	5.250%	6/23/45	295	342
	Baxter International Inc.	1.700%	8/15/21	150	145
	Baxter International Inc.	3.500%	8/15/46	100	92
	Baylor Scott & White Holdings Texas
	Revenue	4.185%	11/15/45	100	107
	Beam Suntory Inc.	3.250%	5/15/22	50	51
	Becton Dickinson & Co.	2.133%	6/6/19	175	175
	Becton Dickinson & Co.	2.675%	12/15/19	175	176
	Becton Dickinson & Co.	2.404%	6/5/20	200	199
	Becton Dickinson & Co.	3.250%	11/12/20	150	153
	Becton Dickinson & Co.	3.125%	11/8/21	65	65
	Becton Dickinson & Co.	2.894%	6/6/22	350	348
	Becton Dickinson & Co.	3.300%	3/1/23	50	50
	Becton Dickinson & Co.	3.363%	6/6/24	275	276
	Becton Dickinson & Co.	3.734%	12/15/24	272	278
	Becton Dickinson & Co.	3.700%	6/6/27	500	504
	Becton Dickinson & Co.	4.875%	5/15/44	50	53
	Becton Dickinson & Co.	4.685%	12/15/44	200	218
	Becton Dickinson & Co.	4.669%	6/6/47	325	350
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	75	79
	Biogen Inc.	2.900%	9/15/20	325	330
	Biogen Inc.	3.625%	9/15/22	275	284
	Biogen Inc.	4.050%	9/15/25	300	318
	Biogen Inc.	5.200%	9/15/45	340	403
	Boston Children’s Hospital Corp.
	Revenue	4.115%	1/1/47	150	159
	Boston Scientific Corp.	6.000%	1/15/20	150	160
	Boston Scientific Corp.	2.850%	5/15/20	100	101
	Boston Scientific Corp.	3.375%	5/15/22	50	51
	Boston Scientific Corp.	3.850%	5/15/25	150	154
	Boston Scientific Corp.	7.000%	11/15/35	50	64
	Boston Scientific Corp.	7.375%	1/15/40	50	69
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	269
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	243
	Bristol-Myers Squibb Co.	3.250%	8/1/42	275	264
	Bristol-Myers Squibb Co.	4.500%	3/1/44	100	115
	Brown-Forman Corp.	4.500%	7/15/45	100	112
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	275	298
	Bunge Ltd. Finance Corp.	3.000%	9/25/22	250	247
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	195
	Campbell Soup Co.	3.300%	3/19/25	125	125
	Campbell Soup Co.	3.800%	8/2/42	75	72
	Cardinal Health Inc.	1.948%	6/14/19	150	149
	Cardinal Health Inc.	2.616%	6/15/22	150	148
	Cardinal Health Inc.	3.200%	3/15/23	150	150
	Cardinal Health Inc.	3.079%	6/15/24	150	148
	Cardinal Health Inc.	3.750%	9/15/25	100	102
	Cardinal Health Inc.	3.410%	6/15/27	265	259
	Cardinal Health Inc.	4.600%	3/15/43	100	103
	Cardinal Health Inc.	4.500%	11/15/44	100	102
	Cardinal Health Inc.	4.900%	9/15/45	100	107
	Cardinal Health Inc.	4.368%	6/15/47	150	148
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	75	74
[4]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	193
	Celgene Corp.	2.250%	5/15/19	125	125
	Celgene Corp.	2.875%	8/15/20	250	252
	Celgene Corp.	3.950%	10/15/20	125	130

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Celgene Corp.	3.250%	8/15/22	175	178
Celgene Corp.	3.550%	8/15/22	50	51
Celgene Corp.	2.750%	2/15/23	150	148
Celgene Corp.	4.000%	8/15/23	125	131
Celgene Corp.	3.625%	5/15/24	175	180
Celgene Corp.	3.875%	8/15/25	425	439
Celgene Corp.	3.450%	11/15/27	110	110
Celgene Corp.	5.700%	10/15/40	50	59
Celgene Corp.	5.250%	8/15/43	175	202
Celgene Corp.	4.625%	5/15/44	175	186
Celgene Corp.	5.000%	8/15/45	250	283
Celgene Corp.	4.350%	11/15/47	250	260
Children’s Hospital Medical Center
Ohio GO	4.268%	5/15/44	50	54
Church & Dwight Co. Inc.	2.450%	12/15/19	75	75
Church & Dwight Co. Inc.	2.450%	8/1/22	25	25
Church & Dwight Co. Inc.	3.150%	8/1/27	100	98
Church & Dwight Co. Inc.	3.950%	8/1/47	75	75
City of Hope	5.623%	11/15/43	75	95
Cleveland Clinic Foundation Ohio
Revenue	4.858%	1/1/14	75	84
Clorox Co.	3.800%	11/15/21	250	260
Clorox Co.	3.050%	9/15/22	100	102
Clorox Co.	3.500%	12/15/24	250	257
Clorox Co.	3.100%	10/1/27	50	50
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	125	127
Coca-Cola Co.	1.375%	5/30/19	100	99
Coca-Cola Co.	1.875%	10/27/20	400	397
Coca-Cola Co.	2.450%	11/1/20	250	252
Coca-Cola Co.	3.150%	11/15/20	125	128
Coca-Cola Co.	1.550%	9/1/21	175	171
Coca-Cola Co.	3.300%	9/1/21	250	258
Coca-Cola Co.	2.200%	5/25/22	100	99
Coca-Cola Co.	3.200%	11/1/23	225	233
Coca-Cola Co.	2.875%	10/27/25	300	301
Coca-Cola Co.	2.550%	6/1/26	100	97
Coca-Cola Co.	2.250%	9/1/26	355	337
Coca-Cola Co.	2.900%	5/25/27	100	100
Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	308
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	104
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	260
Colgate-Palmolive Co.	1.750%	3/15/19	275	274
Colgate-Palmolive Co.	2.450%	11/15/21	175	175
Colgate-Palmolive Co.	2.250%	11/15/22	75	74
Colgate-Palmolive Co.	2.100%	5/1/23	280	274
Colgate-Palmolive Co.	3.250%	3/15/24	100	103
Colgate-Palmolive Co.	4.000%	8/15/45	150	161
Colgate-Palmolive Co.	3.700%	8/1/47	50	51
Conagra Brands Inc.	3.250%	9/15/22	75	76
Conagra Brands Inc.	3.200%	1/25/23	151	153
Conagra Brands Inc.	7.000%	10/1/28	75	93
Conagra Brands Inc.	8.250%	9/15/30	50	69
Constellation Brands Inc.	2.000%	11/7/19	100	99
Constellation Brands Inc.	3.875%	11/15/19	75	77
Constellation Brands Inc.	2.250%	11/6/20	100	99
Constellation Brands Inc.	3.750%	5/1/21	100	103
Constellation Brands Inc.	6.000%	5/1/22	100	112
Constellation Brands Inc.	2.700%	5/9/22	50	50
Constellation Brands Inc.	2.650%	11/7/22	100	99
Constellation Brands Inc.	4.250%	5/1/23	200	212
Constellation Brands Inc.	4.750%	11/15/24	175	192
Constellation Brands Inc.	3.700%	12/6/26	100	103
Constellation Brands Inc.	3.500%	5/9/27	150	153
Constellation Brands Inc.	4.500%	5/9/47	75	82
Covidien International Finance SA	4.200%	6/15/20	100	104
Covidien International Finance SA	3.200%	6/15/22	200	203
CR Bard Inc.	4.400%	1/15/21	75	78
Danaher Corp.	2.400%	9/15/20	100	100
Danaher Corp.	3.350%	9/15/25	100	103
Danaher Corp.	4.375%	9/15/45	100	111
Delhaize America LLC	9.000%	4/15/31	100	143

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Diageo Capital plc	4.828%	7/15/20	125	133
	Diageo Capital plc	2.625%	4/29/23	500	499
	Diageo Capital plc	5.875%	9/30/36	50	66
	Diageo Investment Corp.	2.875%	5/11/22	200	202
	Diageo Investment Corp.	4.250%	5/11/42	150	163
	Dignity Health California GO	3.125%	11/1/22	50	50
	Dignity Health California GO	3.812%	11/1/24	100	103
	Dignity Health California GO	4.500%	11/1/42	100	99
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	74
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	50
	Dr Pepper Snapple Group Inc.	3.130%	12/15/23	100	101
	Dr Pepper Snapple Group Inc.	3.400%	11/15/25	100	101
	Dr Pepper Snapple Group Inc.	2.550%	9/15/26	75	71
	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	75	75
[9]	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	25	25
	Dr Pepper Snapple Group Inc.	7.450%	5/1/38	16	23
[9]	Dr Pepper Snapple Group Inc.	4.500%	11/15/45	100	107
	Dr Pepper Snapple Group Inc.	4.420%	12/15/46	125	132
	Duke University Health System Inc.	3.920%	6/1/47	100	104
	Eli Lilly & Co.	1.950%	3/15/19	125	125
	Eli Lilly & Co.	2.350%	5/15/22	50	50
	Eli Lilly & Co.	2.750%	6/1/25	150	151
	Eli Lilly & Co.	3.100%	5/15/27	125	127
	Eli Lilly & Co.	5.550%	3/15/37	100	128
	Eli Lilly & Co.	3.700%	3/1/45	160	166
	Eli Lilly & Co.	3.950%	5/15/47	125	134
	Estee Lauder Cos. Inc.	1.800%	2/7/20	100	99
	Estee Lauder Cos. Inc.	1.700%	5/10/21	225	220
	Estee Lauder Cos. Inc.	3.150%	3/15/27	150	151
	Estee Lauder Cos. Inc.	6.000%	5/15/37	75	97
	Estee Lauder Cos. Inc.	4.375%	6/15/45	100	112
	Estee Lauder Cos. Inc.	4.150%	3/15/47	100	109
	Express Scripts Holding Co.	2.600%	11/30/20	100	100
	Express Scripts Holding Co.	3.300%	2/25/21	450	457
	Express Scripts Holding Co.	4.750%	11/15/21	425	453
	Express Scripts Holding Co.	3.900%	2/15/22	200	207
	Express Scripts Holding Co.	3.050%	11/30/22	100	100
	Express Scripts Holding Co.	3.000%	7/15/23	500	498
	Express Scripts Holding Co.	4.500%	2/25/26	265	281
	Express Scripts Holding Co.	3.400%	3/1/27	300	293
	Express Scripts Holding Co.	6.125%	11/15/41	92	113
	Express Scripts Holding Co.	4.800%	7/15/46	475	505
	Flowers Foods Inc.	4.375%	4/1/22	100	106
	Flowers Foods Inc.	3.500%	10/1/26	50	49
	Fomento Economico Mexicano SAB
	de CV	4.375%	5/10/43	100	105
	Genentech Inc.	5.250%	7/15/35	100	121
	General Mills Inc.	5.650%	2/15/19	275	285
	General Mills Inc.	2.200%	10/21/19	200	200
	General Mills Inc.	3.150%	12/15/21	25	25
	General Mills Inc.	2.600%	10/12/22	250	248
	General Mills Inc.	3.200%	2/10/27	150	149
	General Mills Inc.	5.400%	6/15/40	100	119
	Gilead Sciences Inc.	2.050%	4/1/19	800	800
	Gilead Sciences Inc.	2.350%	2/1/20	105	105
	Gilead Sciences Inc.	2.550%	9/1/20	325	328
	Gilead Sciences Inc.	4.500%	4/1/21	150	159
	Gilead Sciences Inc.	4.400%	12/1/21	725	772
	Gilead Sciences Inc.	3.250%	9/1/22	375	385
	Gilead Sciences Inc.	2.500%	9/1/23	125	123
	Gilead Sciences Inc.	3.700%	4/1/24	350	365
	Gilead Sciences Inc.	3.500%	2/1/25	310	320
	Gilead Sciences Inc.	3.650%	3/1/26	575	595
	Gilead Sciences Inc.	2.950%	3/1/27	225	221
	Gilead Sciences Inc.	4.600%	9/1/35	150	168
	Gilead Sciences Inc.	5.650%	12/1/41	175	222
	Gilead Sciences Inc.	4.800%	4/1/44	300	348
	Gilead Sciences Inc.	4.500%	2/1/45	275	305
	Gilead Sciences Inc.	4.750%	3/1/46	405	465
	Gilead Sciences Inc.	4.150%	3/1/47	575	610
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	50

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	776
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	111
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	101
Hackensack Meridian Health	4.500%	7/1/57	50	56
Hasbro Inc.	6.350%	3/15/40	125	150
Hasbro Inc.	5.100%	5/15/44	50	52
Hershey Co.	4.125%	12/1/20	75	79
Hershey Co.	2.625%	5/1/23	100	101
Hershey Co.	3.200%	8/21/25	65	65
Hershey Co.	2.300%	8/15/26	100	94
Hillshire Brands Co.	4.100%	9/15/20	50	52
Ingredion Inc.	4.625%	11/1/20	25	26
Ingredion Inc.	3.200%	10/1/26	100	98
JM Smucker Co.	2.200%	12/6/19	100	100
JM Smucker Co.	2.500%	3/15/20	75	75
JM Smucker Co.	3.500%	10/15/21	175	180
JM Smucker Co.	3.000%	3/15/22	100	101
JM Smucker Co.	3.500%	3/15/25	175	179
JM Smucker Co.	3.375%	12/15/27	150	150
JM Smucker Co.	4.250%	3/15/35	100	105
JM Smucker Co.	4.375%	3/15/45	100	106
Johns Hopkins Health System Corp.	3.837%	5/15/46	100	103
Johnson & Johnson	1.125%	3/1/19	150	149
Johnson & Johnson	2.950%	9/1/20	100	102
Johnson & Johnson	1.950%	11/10/20	200	199
Johnson & Johnson	1.650%	3/1/21	275	271
Johnson & Johnson	2.250%	3/3/22	425	424
Johnson & Johnson	2.050%	3/1/23	125	122
Johnson & Johnson	3.375%	12/5/23	200	209
Johnson & Johnson	2.625%	1/15/25	250	247
Johnson & Johnson	2.450%	3/1/26	350	340
Johnson & Johnson	2.950%	3/3/27	175	176
Johnson & Johnson	2.900%	1/15/28	225	225
Johnson & Johnson	6.950%	9/1/29	25	34
Johnson & Johnson	4.950%	5/15/33	150	184
Johnson & Johnson	4.375%	12/5/33	100	114
Johnson & Johnson	3.550%	3/1/36	175	182
Johnson & Johnson	3.625%	3/3/37	150	158
Johnson & Johnson	5.950%	8/15/37	375	513
Johnson & Johnson	3.400%	1/15/38	200	204
Johnson & Johnson	4.500%	9/1/40	150	173
Johnson & Johnson	4.500%	12/5/43	100	117
Johnson & Johnson	3.700%	3/1/46	350	366
Johnson & Johnson	3.750%	3/3/47	175	186
Johnson & Johnson	3.500%	1/15/48	200	204
Kaiser Foundation Hospitals	3.500%	4/1/22	50	51
Kaiser Foundation Hospitals	3.150%	5/1/27	100	100
Kaiser Foundation Hospitals	4.875%	4/1/42	250	296
Kaiser Foundation Hospitals	4.150%	5/1/47	150	162
Kellogg Co.	4.150%	11/15/19	125	129
Kellogg Co.	4.000%	12/15/20	172	180
Kellogg Co.	2.650%	12/1/23	150	148
Kellogg Co.	3.250%	4/1/26	125	124
Kellogg Co.	3.400%	11/15/27	125	124
Kellogg Co.	7.450%	4/1/31	25	33
Kellogg Co.	4.500%	4/1/46	250	265
Kimberly-Clark Corp.	1.400%	2/15/19	125	124
Kimberly-Clark Corp.	3.625%	8/1/20	140	144
Kimberly-Clark Corp.	3.050%	8/15/25	50	50
Kimberly-Clark Corp.	2.750%	2/15/26	100	98
Kimberly-Clark Corp.	6.625%	8/1/37	250	355
Kimberly-Clark Corp.	5.300%	3/1/41	25	32
Kimberly-Clark Corp.	3.200%	7/30/46	100	93
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	100	118
Koninklijke Philips NV	3.750%	3/15/22	200	208
Koninklijke Philips NV	6.875%	3/11/38	100	138
Koninklijke Philips NV	5.000%	3/15/42	100	117
Kraft Foods Group Inc.	5.375%	2/10/20	138	146
Kraft Foods Group Inc.	6.875%	1/26/39	325	426
Kraft Foods Group Inc.	5.000%	6/4/42	435	467
Kraft Heinz Foods Co.	2.800%	7/2/20	280	281

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kraft Heinz Foods Co.	3.500%	7/15/22	225	230
	Kraft Heinz Foods Co.	3.950%	7/15/25	360	372
	Kraft Heinz Foods Co.	3.000%	6/1/26	525	505
	Kraft Heinz Foods Co.	5.000%	7/15/35	170	186
	Kraft Heinz Foods Co.	5.200%	7/15/45	295	325
	Kraft Heinz Foods Co.	4.375%	6/1/46	575	570
	Kroger Co.	4.450%	2/1/47	225	225
	Kroger Co.	4.650%	1/15/48	100	103
	Laboratory Corp. of America Holdings	2.625%	2/1/20	50	50
	Laboratory Corp. of America Holdings	3.200%	2/1/22	100	102
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	26
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	150
	Laboratory Corp. of America Holdings	3.600%	2/1/25	175	178
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	100
	Laboratory Corp. of America Holdings	4.700%	2/1/45	145	158
	Life Technologies Corp.	6.000%	3/1/20	125	133
	Life Technologies Corp.	5.000%	1/15/21	100	106
[4]	Mayo Clinic	3.774%	11/15/43	75	76
[4]	Mayo Clinic	4.128%	11/15/52	50	53
	McCormick & Co. Inc.	3.900%	7/15/21	50	52
	McCormick & Co. Inc.	3.400%	8/15/27	150	152
	McKesson Corp.	7.500%	2/15/19	250	264
	McKesson Corp.	2.284%	3/15/19	150	150
	McKesson Corp.	4.750%	3/1/21	25	26
	McKesson Corp.	3.796%	3/15/24	200	207
	McKesson Corp.	6.000%	3/1/41	200	244
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	105
	Mead Johnson Nutrition Co.	3.000%	11/15/20	150	152
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	133
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	127
	Mead Johnson Nutrition Co.	4.600%	6/1/44	75	83
	Medtronic Global Holdings SCA	3.350%	4/1/27	150	153
	Medtronic Inc.	5.600%	3/15/19	25	26
	Medtronic Inc.	2.500%	3/15/20	650	653
	Medtronic Inc.	3.125%	3/15/22	460	470
	Medtronic Inc.	3.150%	3/15/22	650	666
	Medtronic Inc.	3.625%	3/15/24	50	52
	Medtronic Inc.	3.500%	3/15/25	850	883
	Medtronic Inc.	4.375%	3/15/35	518	583
	Medtronic Inc.	6.500%	3/15/39	25	34
	Medtronic Inc.	5.550%	3/15/40	150	190
	Medtronic Inc.	4.500%	3/15/42	171	191
	Medtronic Inc.	4.625%	3/15/44	55	63
	Medtronic Inc.	4.625%	3/15/45	950	1,103
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	159
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.200%	7/1/55	25	27
	Merck & Co. Inc.	1.850%	2/10/20	300	298
	Merck & Co. Inc.	3.875%	1/15/21	250	261
	Merck & Co. Inc.	2.350%	2/10/22	225	225
	Merck & Co. Inc.	2.400%	9/15/22	250	249
	Merck & Co. Inc.	2.800%	5/18/23	325	327
	Merck & Co. Inc.	2.750%	2/10/25	550	547
	Merck & Co. Inc.	3.600%	9/15/42	100	102
	Merck & Co. Inc.	4.150%	5/18/43	200	222
	Merck & Co. Inc.	3.700%	2/10/45	550	571
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	100	104
	Molson Coors Brewing Co.	1.900%	3/15/19	100	100
	Molson Coors Brewing Co.	1.450%	7/15/19	100	99
	Molson Coors Brewing Co.	2.250%	3/15/20	100	100
	Molson Coors Brewing Co.	2.100%	7/15/21	100	98
	Molson Coors Brewing Co.	3.500%	5/1/22	25	26
	Molson Coors Brewing Co.	3.000%	7/15/26	350	342
	Molson Coors Brewing Co.	5.000%	5/1/42	100	114
	Molson Coors Brewing Co.	4.200%	7/15/46	425	433
	Mondelez International Inc.	6.500%	2/9/40	100	130
[4]	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	50	50
	Mylan Inc.	2.550%	3/28/19	275	275
	Mylan Inc.	4.200%	11/29/23	150	156
	Mylan Inc.	5.400%	11/29/43	75	81

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Mylan NV	2.500%	6/7/19	75	74
	Mylan NV	3.150%	6/15/21	400	402
	Mylan NV	3.950%	6/15/26	400	404
	Mylan NV	5.250%	6/15/46	175	189
	New York & Presbyterian Hospital	4.024%	8/1/45	130	138
	New York & Presbyterian Hospital	4.063%	8/1/56	75	78
	Newell Brands Inc.	2.875%	12/1/19	50	50
	Newell Brands Inc.	3.150%	4/1/21	175	177
	Newell Brands Inc.	3.850%	4/1/23	310	321
	Newell Brands Inc.	4.000%	12/1/24	100	104
	Newell Brands Inc.	3.900%	11/1/25	50	51
	Newell Brands Inc.	4.200%	4/1/26	375	391
	Newell Brands Inc.	5.375%	4/1/36	200	234
	Newell Brands Inc.	5.500%	4/1/46	425	509
	Northwell Healthcare Inc.	3.979%	11/1/46	150	146
	Northwell Healthcare Inc.	4.260%	11/1/47	200	205
	Novartis Capital Corp.	1.800%	2/14/20	250	248
	Novartis Capital Corp.	4.400%	4/24/20	150	157
	Novartis Capital Corp.	2.400%	5/17/22	400	398
	Novartis Capital Corp.	2.400%	9/21/22	125	124
	Novartis Capital Corp.	3.400%	5/6/24	400	416
	Novartis Capital Corp.	3.000%	11/20/25	300	302
	Novartis Capital Corp.	3.100%	5/17/27	175	178
	Novartis Capital Corp.	3.700%	9/21/42	75	77
	Novartis Capital Corp.	4.400%	5/6/44	350	402
	Novartis Capital Corp.	4.000%	11/20/45	250	272
	Novartis Securities Investment Ltd.	5.125%	2/10/19	450	464
	NYU Hospitals Center	4.784%	7/1/44	100	115
[4]	NYU Hospitals Center	4.368%	7/1/47	110	118
	Partners Healthcare System Inc.	4.117%	7/1/55	50	52
	PepsiCo Inc.	1.550%	5/2/19	300	298
	PepsiCo Inc.	1.350%	10/4/19	175	173
	PepsiCo Inc.	4.500%	1/15/20	25	26
	PepsiCo Inc.	1.850%	4/30/20	675	668
	PepsiCo Inc.	2.150%	10/14/20	200	200
	PepsiCo Inc.	2.000%	4/15/21	300	297
	PepsiCo Inc.	3.000%	8/25/21	150	153
	PepsiCo Inc.	1.700%	10/6/21	175	170
	PepsiCo Inc.	2.750%	3/5/22	375	380
	PepsiCo Inc.	2.250%	5/2/22	150	148
	PepsiCo Inc.	2.750%	4/30/25	200	200
	PepsiCo Inc.	3.500%	7/17/25	125	130
	PepsiCo Inc.	2.375%	10/6/26	225	213
	PepsiCo Inc.	3.000%	10/15/27	400	398
	PepsiCo Inc.	5.500%	1/15/40	250	320
	PepsiCo Inc.	4.875%	11/1/40	250	300
	PepsiCo Inc.	4.000%	3/5/42	175	184
	PepsiCo Inc.	4.250%	10/22/44	200	220
	PepsiCo Inc.	4.600%	7/17/45	100	116
	PepsiCo Inc.	4.450%	4/14/46	125	141
	PepsiCo Inc.	3.450%	10/6/46	225	218
	PepsiCo Inc.	4.000%	5/2/47	175	184
	PerkinElmer Inc.	5.000%	11/15/21	150	161
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	202
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	231
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	200	201
	Pfizer Inc.	2.100%	5/15/19	450	451
	Pfizer Inc.	1.450%	6/3/19	525	521
	Pfizer Inc.	1.700%	12/15/19	100	100
	Pfizer Inc.	1.950%	6/3/21	225	223
	Pfizer Inc.	2.200%	12/15/21	100	99
	Pfizer Inc.	3.400%	5/15/24	100	104
	Pfizer Inc.	2.750%	6/3/26	240	237
	Pfizer Inc.	3.000%	12/15/26	300	302
	Pfizer Inc.	4.000%	12/15/36	200	220
	Pfizer Inc.	7.200%	3/15/39	275	422
	Pfizer Inc.	4.300%	6/15/43	125	139
	Pfizer Inc.	4.400%	5/15/44	200	230
	Pfizer Inc.	4.125%	12/15/46	400	444
	Pharmacia LLC	6.600%	12/1/28	75	98
	Philip Morris International Inc.	1.875%	1/15/19	775	773

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Philip Morris International Inc.	1.375%	2/25/19	100	99
	Philip Morris International Inc.	2.000%	2/21/20	175	174
	Philip Morris International Inc.	1.875%	2/25/21	125	123
	Philip Morris International Inc.	2.375%	8/17/22	150	148
	Philip Morris International Inc.	2.500%	11/2/22	300	297
	Philip Morris International Inc.	2.625%	3/6/23	100	99
	Philip Morris International Inc.	2.125%	5/10/23	95	92
	Philip Morris International Inc.	3.250%	11/10/24	325	331
	Philip Morris International Inc.	3.375%	8/11/25	400	409
	Philip Morris International Inc.	2.750%	2/25/26	200	196
	Philip Morris International Inc.	3.125%	3/2/28	100	99
	Philip Morris International Inc.	6.375%	5/16/38	200	270
	Philip Morris International Inc.	4.375%	11/15/41	425	457
	Philip Morris International Inc.	4.500%	3/20/42	125	136
	Philip Morris International Inc.	3.875%	8/21/42	25	25
	Philip Morris International Inc.	4.125%	3/4/43	175	180
	Philip Morris International Inc.	4.875%	11/15/43	125	143
	Philip Morris International Inc.	4.250%	11/10/44	200	211
[4]	Procter & Gamble - Esop	9.360%	1/1/21	177	196
	Procter & Gamble Co.	1.750%	10/25/19	200	199
	Procter & Gamble Co.	1.900%	11/1/19	100	100
	Procter & Gamble Co.	1.900%	10/23/20	100	99
	Procter & Gamble Co.	1.850%	2/2/21	100	99
	Procter & Gamble Co.	1.700%	11/3/21	125	122
	Procter & Gamble Co.	2.300%	2/6/22	425	423
	Procter & Gamble Co.	3.100%	8/15/23	150	154
	Procter & Gamble Co.	2.700%	2/2/26	100	99
	Procter & Gamble Co.	2.450%	11/3/26	100	96
	Procter & Gamble Co.	5.550%	3/5/37	30	40
	Procter & Gamble Co.	3.500%	10/25/47	250	252
	Providence St. Joseph Health
	Obligated Group	2.746%	10/1/26	50	48
[4]	Providence St. Joseph Health
	Obligated Group	3.744%	10/1/47	75	74
	Quest Diagnostics Inc.	2.700%	4/1/19	75	75
	Quest Diagnostics Inc.	2.500%	3/30/20	70	70
	Quest Diagnostics Inc.	4.250%	4/1/24	100	106
	Quest Diagnostics Inc.	3.500%	3/30/25	125	126
	Quest Diagnostics Inc.	3.450%	6/1/26	125	125
	Quest Diagnostics Inc.	5.750%	1/30/40	13	15
	Reynolds American Inc.	8.125%	6/23/19	175	189
	Reynolds American Inc.	3.250%	6/12/20	370	376
	Reynolds American Inc.	4.000%	6/12/22	175	183
	Reynolds American Inc.	4.850%	9/15/23	125	136
	Reynolds American Inc.	4.450%	6/12/25	475	505
	Reynolds American Inc.	5.700%	8/15/35	175	209
	Reynolds American Inc.	7.250%	6/15/37	125	173
	Reynolds American Inc.	5.850%	8/15/45	375	467
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	101
	Sanofi	4.000%	3/29/21	350	368
	Shire Acquisitions Investments
	Ireland DAC	1.900%	9/23/19	575	570
	Shire Acquisitions Investments
	Ireland DAC	2.400%	9/23/21	1,000	983
	Shire Acquisitions Investments
	Ireland DAC	2.875%	9/23/23	600	588
	Shire Acquisitions Investments
	Ireland DAC	3.200%	9/23/26	300	293
	SSM Health Care Corp.	3.823%	6/1/27	100	103
	Stryker Corp.	2.000%	3/8/19	125	125
	Stryker Corp.	4.375%	1/15/20	50	52
	Stryker Corp.	2.625%	3/15/21	125	125
	Stryker Corp.	3.375%	5/15/24	200	206
	Stryker Corp.	3.375%	11/1/25	140	143
	Stryker Corp.	3.500%	3/15/26	183	189
	Stryker Corp.	4.375%	5/15/44	50	54
	Stryker Corp.	4.625%	3/15/46	250	284
	Sysco Corp.	1.900%	4/1/19	100	100
	Sysco Corp.	2.600%	10/1/20	50	50
	Sysco Corp.	2.500%	7/15/21	75	75
	Sysco Corp.	2.600%	6/12/22	125	124

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sysco Corp.	3.750%	10/1/25	75	78
	Sysco Corp.	3.300%	7/15/26	200	201
	Sysco Corp.	3.250%	7/15/27	175	175
	Sysco Corp.	5.375%	9/21/35	100	118
	Sysco Corp.	4.850%	10/1/45	50	56
	Sysco Corp.	4.500%	4/1/46	100	108
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	300	285
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	147	131
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	129	123
	Teva Pharmaceutical Finance
	Netherlands III BV	1.700%	7/19/19	250	243
	Teva Pharmaceutical Finance
	Netherlands III BV	2.200%	7/21/21	525	481
	Teva Pharmaceutical Finance
	Netherlands III BV	2.800%	7/21/23	500	435
	Teva Pharmaceutical Finance
	Netherlands III BV	3.150%	10/1/26	525	432
	Teva Pharmaceutical Finance
	Netherlands III BV	4.100%	10/1/46	250	192
[4]	Texas Health Resources	4.330%	11/15/55	25	27
	The Kroger Co.	2.000%	1/15/19	50	50
	The Kroger Co.	2.300%	1/15/19	100	100
	The Kroger Co.	1.500%	9/30/19	100	99
	The Kroger Co.	6.150%	1/15/20	125	134
	The Kroger Co.	3.300%	1/15/21	250	255
	The Kroger Co.	2.600%	2/1/21	50	50
	The Kroger Co.	2.950%	11/1/21	150	152
	The Kroger Co.	3.400%	4/15/22	75	77
	The Kroger Co.	2.800%	8/1/22	100	99
	The Kroger Co.	4.000%	2/1/24	100	103
	The Kroger Co.	3.500%	2/1/26	160	159
	The Kroger Co.	2.650%	10/15/26	150	140
	The Kroger Co.	3.700%	8/1/27	100	101
	The Kroger Co.	7.700%	6/1/29	50	66
	The Kroger Co.	8.000%	9/15/29	125	166
	The Kroger Co.	7.500%	4/1/31	100	132
	The Kroger Co.	5.400%	7/15/40	50	55
	The Kroger Co.	5.150%	8/1/43	100	107
	The Kroger Co.	3.875%	10/15/46	50	46
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	250	337
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	200	211
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	200	206
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	204
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	100	101
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	126
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	500	515
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	195
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	50	50
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	200	238
	Trinity Health Corp.	4.125%	12/1/45	135	143
	Tupperware Brands Corp.	4.750%	6/1/21	100	105
	Tyson Foods Inc.	2.650%	8/15/19	175	176
	Tyson Foods Inc.	2.250%	8/23/21	50	49
	Tyson Foods Inc.	4.500%	6/15/22	275	294
	Tyson Foods Inc.	3.950%	8/15/24	100	105
	Tyson Foods Inc.	3.550%	6/2/27	275	280
	Tyson Foods Inc.	4.875%	8/15/34	175	196
	Tyson Foods Inc.	5.150%	8/15/44	100	117
	Tyson Foods Inc.	4.550%	6/2/47	175	191
	Unilever Capital Corp.	2.200%	3/6/19	200	200
	Unilever Capital Corp.	2.100%	7/30/20	250	249
	Unilever Capital Corp.	4.250%	2/10/21	200	211
	Unilever Capital Corp.	1.375%	7/28/21	100	96
	Unilever Capital Corp.	2.600%	5/5/24	200	197
	Unilever Capital Corp.	3.100%	7/30/25	225	228
	Unilever Capital Corp.	2.000%	7/28/26	125	115
	Unilever Capital Corp.	5.900%	11/15/32	50	65
	Whirlpool Corp.	4.850%	6/15/21	50	53
	Whirlpool Corp.	4.700%	6/1/22	100	107
	Whirlpool Corp.	3.700%	5/1/25	75	77
	Whirlpool Corp.	4.500%	6/1/46	150	158

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wyeth LLC	7.250%	3/1/23	250	302
	Wyeth LLC	6.450%	2/1/24	300	362
	Wyeth LLC	6.500%	2/1/34	150	204
	Wyeth LLC	6.000%	2/15/36	85	113
	Wyeth LLC	5.950%	4/1/37	385	517
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	30
	Zimmer Biomet Holdings Inc.	4.625%	11/30/19	50	52
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	450	451
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	101
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	174
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	350	350
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	58
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	75	75
	Zoetis Inc.	3.450%	11/13/20	75	77
	Zoetis Inc.	3.250%	2/1/23	300	305
	Zoetis Inc.	4.500%	11/13/25	100	109
	Zoetis Inc.	3.000%	9/12/27	150	146
	Zoetis Inc.	4.700%	2/1/43	150	168
	Zoetis Inc.	3.950%	9/12/47	150	153

	Energy (2.6%)
	Anadarko Petroleum Corp.	8.700%	3/15/19	100	107
	Anadarko Petroleum Corp.	3.450%	7/15/24	100	99
	Anadarko Petroleum Corp.	5.550%	3/15/26	200	224
	Anadarko Petroleum Corp.	6.450%	9/15/36	200	246
	Anadarko Petroleum Corp.	7.950%	6/15/39	25	34
	Anadarko Petroleum Corp.	6.200%	3/15/40	275	330
	Anadarko Petroleum Corp.	4.500%	7/15/44	400	393
	Anadarko Petroleum Corp.	6.600%	3/15/46	200	255
	Andeavor	5.375%	10/1/22	400	413
[9]	Andeavor	4.750%	12/15/23	500	538
[9]	Andeavor	5.125%	12/15/26	200	220
	Andeavor	3.800%	4/1/28	25	25
	Andeavor	4.500%	4/1/48	100	101
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	3.500%	12/1/22	50	50
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	4.250%	12/1/27	150	152
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	5.200%	12/1/47	50	52
	Apache Corp.	3.625%	2/1/21	75	77
	Apache Corp.	3.250%	4/15/22	50	50
	Apache Corp.	6.000%	1/15/37	350	412
	Apache Corp.	5.100%	9/1/40	350	379
	Apache Corp.	4.750%	4/15/43	200	207
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	300	306
	Baker Hughes a GE Co. LLC	5.125%	9/15/40	175	206
[9]	Baker Hughes a GE Co. LLC / Baker
	Hughes Co-Obligor Inc.	2.773%	12/15/22	200	200
[9]	Baker Hughes a GE Co. LLC / Baker
	Hughes Co-Obligor Inc.	3.337%	12/15/27	200	200
[9]	Baker Hughes a GE Co. LLC / Baker
	Hughes Co-Obligor Inc.	4.080%	12/15/47	250	254
	Boardwalk Pipelines LP	3.375%	2/1/23	100	99
	Boardwalk Pipelines LP	4.950%	12/15/24	150	159
	Boardwalk Pipelines LP	5.950%	6/1/26	200	223
	Boardwalk Pipelines LP	4.450%	7/15/27	100	101
	BP Capital Markets plc	4.750%	3/10/19	175	180
	BP Capital Markets plc	1.676%	5/3/19	200	199
	BP Capital Markets plc	2.237%	5/10/19	925	926
	BP Capital Markets plc	1.768%	9/19/19	50	50
	BP Capital Markets plc	2.521%	1/15/20	300	302
	BP Capital Markets plc	2.315%	2/13/20	500	501
	BP Capital Markets plc	4.500%	10/1/20	300	317
	BP Capital Markets plc	4.742%	3/11/21	250	268
	BP Capital Markets plc	3.062%	3/17/22	25	26
	BP Capital Markets plc	3.245%	5/6/22	250	257
	BP Capital Markets plc	2.520%	9/19/22	50	50
	BP Capital Markets plc	2.500%	11/6/22	550	546
	BP Capital Markets plc	2.750%	5/10/23	300	301
	BP Capital Markets plc	3.994%	9/26/23	200	212

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
BP Capital Markets plc	3.216%	11/28/23	200	204
BP Capital Markets plc	3.814%	2/10/24	400	421
BP Capital Markets plc	3.535%	11/4/24	68	71
BP Capital Markets plc	3.506%	3/17/25	200	207
BP Capital Markets plc	3.119%	5/4/26	350	353
BP Capital Markets plc	3.017%	1/16/27	400	395
BP Capital Markets plc	3.279%	9/19/27	150	151
BP Capital Markets plc	3.723%	11/28/28	200	209
Buckeye Partners LP	2.650%	11/15/18	225	225
Buckeye Partners LP	4.150%	7/1/23	75	78
Buckeye Partners LP	3.950%	12/1/26	100	98
Buckeye Partners LP	4.125%	12/1/27	50	49
Buckeye Partners LP	5.850%	11/15/43	25	27
Buckeye Partners LP	5.600%	10/15/44	75	78
Burlington Resources Finance Co.	7.400%	12/1/31	175	244
Canadian Natural Resources Ltd.	3.450%	11/15/21	100	102
Canadian Natural Resources Ltd.	2.950%	1/15/23	200	199
Canadian Natural Resources Ltd.	3.850%	6/1/27	700	715
Canadian Natural Resources Ltd.	7.200%	1/15/32	150	190
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	152
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	117
Canadian Natural Resources Ltd.	6.500%	2/15/37	50	62
Canadian Natural Resources Ltd.	6.250%	3/15/38	100	125
Canadian Natural Resources Ltd.	4.950%	6/1/47	200	221
Cenovus Energy Inc.	5.700%	10/15/19	100	105
Cenovus Energy Inc.	3.800%	9/15/23	351	358
Cenovus Energy Inc.	4.250%	4/15/27	500	496
Cenovus Energy Inc.	5.250%	6/15/37	150	154
Cenovus Energy Inc.	6.750%	11/15/39	300	358
Cenovus Energy Inc.	5.200%	9/15/43	100	101
Cenovus Energy Inc.	5.400%	6/15/47	200	209
Chevron Corp.	1.790%	11/16/18	300	300
Chevron Corp.	1.686%	2/28/19	100	100
Chevron Corp.	4.950%	3/3/19	275	284
Chevron Corp.	1.561%	5/16/19	200	199
Chevron Corp.	2.193%	11/15/19	300	301
Chevron Corp.	1.961%	3/3/20	275	274
Chevron Corp.	1.991%	3/3/20	100	99
Chevron Corp.	2.419%	11/17/20	200	201
Chevron Corp.	2.100%	5/16/21	300	298
Chevron Corp.	2.411%	3/3/22	125	125
Chevron Corp.	2.498%	3/3/22	100	100
Chevron Corp.	2.355%	12/5/22	1,025	1,017
Chevron Corp.	3.191%	6/24/23	400	410
Chevron Corp.	2.895%	3/3/24	100	101
Chevron Corp.	2.954%	5/16/26	400	399
Cimarex Energy Co.	4.375%	6/1/24	200	212
Cimarex Energy Co.	3.900%	5/15/27	250	256
Columbia Pipeline Group Inc.	3.300%	6/1/20	125	127
Columbia Pipeline Group Inc.	4.500%	6/1/25	300	320
Concho Resources Inc.	3.750%	10/1/27	25	25
Concho Resources Inc.	4.875%	10/1/47	50	55
ConocoPhillips	5.900%	10/15/32	450	556
ConocoPhillips	5.900%	5/15/38	150	197
ConocoPhillips	6.500%	2/1/39	200	280
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	255
ConocoPhillips Co.	4.200%	3/15/21	400	419
ConocoPhillips Co.	2.400%	12/15/22	400	395
ConocoPhillips Co.	3.350%	11/15/24	100	103
ConocoPhillips Co.	4.150%	11/15/34	100	106
ConocoPhillips Co.	4.300%	11/15/44	125	136
ConocoPhillips Co.	5.950%	3/15/46	300	405
ConocoPhillips Holding Co.	6.950%	4/15/29	350	458
Devon Energy Corp.	4.000%	7/15/21	100	104
Devon Energy Corp.	3.250%	5/15/22	200	203
Devon Energy Corp.	7.950%	4/15/32	233	318
Devon Energy Corp.	5.600%	7/15/41	250	294
Devon Energy Corp.	4.750%	5/15/42	200	213
Devon Financing Co. LLC	7.875%	9/30/31	200	274
Dominion Energy Gas Holdings LLC	2.800%	11/15/20	200	201
Dominion Energy Gas Holdings LLC	3.600%	12/15/24	200	204

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	200	219
	Enable Midstream Partners LP	2.400%	5/15/19	100	99
	Enable Midstream Partners LP	4.400%	3/15/27	150	153
	Enable Midstream Partners LP	5.000%	5/15/44	100	98
	Enbridge Energy Partners LP	9.875%	3/1/19	225	243
	Enbridge Energy Partners LP	4.375%	10/15/20	100	104
	Enbridge Energy Partners LP	5.875%	10/15/25	150	170
	Enbridge Energy Partners LP	7.500%	4/15/38	150	194
	Enbridge Energy Partners LP	5.500%	9/15/40	75	82
	Enbridge Energy Partners LP	7.375%	10/15/45	25	33
	Enbridge Inc.	2.900%	7/15/22	100	99
	Enbridge Inc.	4.250%	12/1/26	200	209
	Enbridge Inc.	3.700%	7/15/27	150	150
	Enbridge Inc.	4.500%	6/10/44	100	103
	Enbridge Inc.	5.500%	12/1/46	200	240
	Encana Corp.	6.500%	8/15/34	300	371
	Encana Corp.	6.625%	8/15/37	200	254
	Encana Corp.	6.500%	2/1/38	100	126
	Energy Transfer LP	9.000%	4/15/19	229	247
	Energy Transfer LP	4.150%	10/1/20	75	77
	Energy Transfer LP	4.650%	6/1/21	105	110
	Energy Transfer LP	3.600%	2/1/23	475	476
	Energy Transfer LP	4.050%	3/15/25	1,000	999
	Energy Transfer LP	4.750%	1/15/26	100	104
	Energy Transfer LP	4.200%	4/15/27	100	99
	Energy Transfer LP	6.625%	10/15/36	150	172
	Energy Transfer LP	6.050%	6/1/41	100	106
	Energy Transfer LP	6.500%	2/1/42	175	198
	Energy Transfer LP	5.150%	3/15/45	200	194
	Energy Transfer LP	6.125%	12/15/45	200	216
	Energy Transfer LP	5.300%	4/15/47	200	198
	EnLink Midstream Partners LP	4.400%	4/1/24	100	103
	EnLink Midstream Partners LP	4.150%	6/1/25	100	101
	EnLink Midstream Partners LP	4.850%	7/15/26	200	209
	EnLink Midstream Partners LP	5.600%	4/1/44	125	132
	EnLink Midstream Partners LP	5.450%	6/1/47	100	105
	Enterprise Products Operating LLC	6.500%	1/31/19	50	52
	Enterprise Products Operating LLC	2.550%	10/15/19	225	226
	Enterprise Products Operating LLC	5.200%	9/1/20	300	320
	Enterprise Products Operating LLC	3.350%	3/15/23	200	204
	Enterprise Products Operating LLC	3.900%	2/15/24	375	391
	Enterprise Products Operating LLC	3.750%	2/15/25	150	154
	Enterprise Products Operating LLC	3.700%	2/15/26	100	102
	Enterprise Products Operating LLC	3.950%	2/15/27	200	208
	Enterprise Products Operating LLC	6.875%	3/1/33	175	228
	Enterprise Products Operating LLC	7.550%	4/15/38	150	211
	Enterprise Products Operating LLC	6.125%	10/15/39	150	188
	Enterprise Products Operating LLC	5.950%	2/1/41	175	216
	Enterprise Products Operating LLC	4.450%	2/15/43	300	310
	Enterprise Products Operating LLC	4.850%	3/15/44	370	406
	Enterprise Products Operating LLC	5.100%	2/15/45	33	37
	Enterprise Products Operating LLC	4.900%	5/15/46	200	221
	Enterprise Products Operating LLC	4.950%	10/15/54	100	109
[4]	Enterprise Products Operating LLC	5.250%	8/16/77	100	99
	EOG Resources Inc.	4.400%	6/1/20	100	104
	EOG Resources Inc.	4.100%	2/1/21	350	365
	EOG Resources Inc.	2.625%	3/15/23	450	444
	EOG Resources Inc.	3.900%	4/1/35	75	77
	EQT Corp.	8.125%	6/1/19	100	108
	EQT Corp.	2.500%	10/1/20	50	50
	EQT Corp.	4.875%	11/15/21	125	133
	EQT Corp.	3.000%	10/1/22	100	99
	EQT Corp.	3.900%	10/1/27	200	198
	EQT Midstream Partners LP	4.125%	12/1/26	100	100
	Exxon Mobil Corp.	1.819%	3/15/19	345	344
	Exxon Mobil Corp.	1.912%	3/6/20	265	264
	Exxon Mobil Corp.	2.222%	3/1/21	400	399
	Exxon Mobil Corp.	2.397%	3/6/22	350	350
	Exxon Mobil Corp.	2.726%	3/1/23	500	503
	Exxon Mobil Corp.	2.709%	3/6/25	300	298
	Exxon Mobil Corp.	3.043%	3/1/26	300	305

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Exxon Mobil Corp.	3.567%	3/6/45	175	176
Exxon Mobil Corp.	4.114%	3/1/46	425	472
Halliburton Co.	3.500%	8/1/23	225	231
Halliburton Co.	3.800%	11/15/25	350	363
Halliburton Co.	4.850%	11/15/35	200	224
Halliburton Co.	6.700%	9/15/38	125	167
Halliburton Co.	7.450%	9/15/39	200	286
Halliburton Co.	4.500%	11/15/41	100	105
Halliburton Co.	4.750%	8/1/43	150	164
Halliburton Co.	5.000%	11/15/45	400	458
Hess Corp.	3.500%	7/15/24	100	99
Hess Corp.	4.300%	4/1/27	250	250
Hess Corp.	7.125%	3/15/33	100	121
Hess Corp.	6.000%	1/15/40	150	164
Hess Corp.	5.600%	2/15/41	300	323
Hess Corp.	5.800%	4/1/47	200	221
HollyFrontier Corp.	5.875%	4/1/26	200	223
Husky Energy Inc.	6.150%	6/15/19	100	105
Husky Energy Inc.	7.250%	12/15/19	200	217
Husky Energy Inc.	4.000%	4/15/24	150	155
Husky Energy Inc.	6.800%	9/15/37	50	65
Kerr-McGee Corp.	6.950%	7/1/24	250	295
Kerr-McGee Corp.	7.875%	9/15/31	50	66
Kinder Morgan Energy Partners LP	9.000%	2/1/19	365	389
Kinder Morgan Energy Partners LP	6.850%	2/15/20	750	813
Kinder Morgan Energy Partners LP	3.500%	3/1/21	125	127
Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	160
Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	25
Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	125
Kinder Morgan Energy Partners LP	4.300%	5/1/24	400	416
Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	342
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	55
Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	292
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	62
Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	235
Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	295
Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	25
Kinder Morgan Energy Partners LP	4.700%	11/1/42	375	364
Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	76
Kinder Morgan Inc.	4.300%	6/1/25	300	312
Kinder Morgan Inc.	7.800%	8/1/31	290	374
Kinder Morgan Inc.	7.750%	1/15/32	265	341
Kinder Morgan Inc.	5.300%	12/1/34	175	186
Kinder Morgan Inc.	5.550%	6/1/45	200	218
Kinder Morgan Inc.	5.050%	2/15/46	350	363
Magellan Midstream Partners LP	6.550%	7/15/19	75	79
Magellan Midstream Partners LP	4.250%	2/1/21	125	130
Magellan Midstream Partners LP	5.150%	10/15/43	125	141
Magellan Midstream Partners LP	4.250%	9/15/46	200	204
Magellan Midstream Partners LP	4.200%	10/3/47	50	50
Marathon Oil Corp.	2.700%	6/1/20	150	150
Marathon Oil Corp.	2.800%	11/1/22	175	172
Marathon Oil Corp.	6.800%	3/15/32	400	484
Marathon Oil Corp.	5.200%	6/1/45	100	110
Marathon Petroleum Corp.	5.125%	3/1/21	375	401
Marathon Petroleum Corp.	4.750%	9/15/44	250	256
Marathon Petroleum Corp.	5.850%	12/15/45	200	230
MPLX LP	4.500%	7/15/23	200	211
MPLX LP	4.875%	12/1/24	300	322
MPLX LP	4.875%	6/1/25	100	107
MPLX LP	4.125%	3/1/27	300	306
MPLX LP	5.200%	3/1/47	150	163
Nabors Industries Inc.	6.150%	2/15/18	315	316
National Fuel Gas Co.	3.750%	3/1/23	275	277
National Oilwell Varco Inc.	2.600%	12/1/22	125	122
National Oilwell Varco Inc.	3.950%	12/1/42	125	110
Noble Energy Inc.	4.150%	12/15/21	200	209
Noble Energy Inc.	3.850%	1/15/28	100	100
Noble Energy Inc.	6.000%	3/1/41	100	118
Noble Energy Inc.	5.250%	11/15/43	375	408
Noble Energy Inc.	5.050%	11/15/44	150	160

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Noble Energy Inc.	4.950%	8/15/47	100	106
Occidental Petroleum Corp.	4.100%	2/1/21	350	365
Occidental Petroleum Corp.	2.700%	2/15/23	250	249
Occidental Petroleum Corp.	3.500%	6/15/25	250	258
Occidental Petroleum Corp.	3.400%	4/15/26	250	256
Occidental Petroleum Corp.	4.625%	6/15/45	100	113
Occidental Petroleum Corp.	4.400%	4/15/46	500	552
Oceaneering International Inc.	4.650%	11/15/24	85	83
ONEOK Inc.	7.500%	9/1/23	100	119
ONEOK Inc.	4.000%	7/13/27	50	51
ONEOK Inc.	4.950%	7/13/47	200	208
ONEOK Partners LP	8.625%	3/1/19	225	240
ONEOK Partners LP	3.375%	10/1/22	400	403
ONEOK Partners LP	6.650%	10/1/36	300	368
ONEOK Partners LP	6.850%	10/15/37	300	376
ONEOK Partners LP	6.125%	2/1/41	150	174
Petro-Canada	6.800%	5/15/38	225	309
Phillips 66	4.300%	4/1/22	275	290
Phillips 66	4.650%	11/15/34	200	219
Phillips 66	5.875%	5/1/42	175	223
Phillips 66	4.875%	11/15/44	299	341
Phillips 66 Partners LP	2.646%	2/15/20	35	35
Phillips 66 Partners LP	3.605%	2/15/25	125	126
Phillips 66 Partners LP	3.750%	3/1/28	50	50
Phillips 66 Partners LP	4.680%	2/15/45	75	77
Phillips 66 Partners LP	4.900%	10/1/46	200	211
Pioneer Natural Resources Co.	3.950%	7/15/22	200	208
Pioneer Natural Resources Co.	4.450%	1/15/26	300	321
Plains All American Pipeline LP / PAA
Finance Corp.	3.650%	6/1/22	100	100
Plains All American Pipeline LP / PAA
Finance Corp.	2.850%	1/31/23	314	300
Plains All American Pipeline LP / PAA
Finance Corp.	3.600%	11/1/24	790	767
Plains All American Pipeline LP / PAA
Finance Corp.	4.500%	12/15/26	100	102
Plains All American Pipeline LP / PAA
Finance Corp.	4.300%	1/31/43	225	198
Plains All American Pipeline LP / PAA
Finance Corp.	4.700%	6/15/44	200	187
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.875%	3/1/22	300	327
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.000%	10/1/22	200	213
Regency Energy Partners LP / Regency
Energy Finance Corp.	4.500%	11/1/23	100	104
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	225	226
Sabine Pass Liquefaction LLC	5.625%	2/1/21	500	534
Sabine Pass Liquefaction LLC	6.250%	3/15/22	325	360
Sabine Pass Liquefaction LLC	5.625%	4/15/23	300	328
Sabine Pass Liquefaction LLC	5.750%	5/15/24	500	554
Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	440
Sabine Pass Liquefaction LLC	5.875%	6/30/26	500	558
Sabine Pass Liquefaction LLC	5.000%	3/15/27	200	213
Sabine Pass Liquefaction LLC	4.200%	3/15/28	100	102
Schlumberger Investment SA	3.650%	12/1/23	325	341
Shell International Finance BV	1.375%	5/10/19	300	297
Shell International Finance BV	1.375%	9/12/19	200	198
Shell International Finance BV	4.300%	9/22/19	550	570
Shell International Finance BV	4.375%	3/25/20	325	340
Shell International Finance BV	2.125%	5/11/20	450	449
Shell International Finance BV	2.250%	11/10/20	100	100
Shell International Finance BV	1.875%	5/10/21	200	197
Shell International Finance BV	1.750%	9/12/21	200	195
Shell International Finance BV	2.250%	1/6/23	100	98
Shell International Finance BV	3.400%	8/12/23	75	78
Shell International Finance BV	3.250%	5/11/25	200	205
Shell International Finance BV	2.875%	5/10/26	500	498
Shell International Finance BV	2.500%	9/12/26	900	872
Shell International Finance BV	4.125%	5/11/35	500	547
Shell International Finance BV	6.375%	12/15/38	475	664

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Shell International Finance BV	5.500%	3/25/40	125	159
	Shell International Finance BV	4.550%	8/12/43	400	457
	Shell International Finance BV	4.375%	5/11/45	400	450
	Shell International Finance BV	4.000%	5/10/46	700	743
	Shell International Finance BV	3.750%	9/12/46	200	204
	Spectra Energy Partners LP	4.750%	3/15/24	600	649
	Spectra Energy Partners LP	3.500%	3/15/25	50	50
	Spectra Energy Partners LP	4.500%	3/15/45	250	259
	Suncor Energy Inc.	3.600%	12/1/24	100	102
	Suncor Energy Inc.	5.950%	12/1/34	75	94
	Suncor Energy Inc.	6.500%	6/15/38	525	701
	Suncor Energy Inc.	4.000%	11/15/47	150	154
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	425	442
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	50	50
	Sunoco Logistics Partners
	Operations LP	4.250%	4/1/24	75	77
	Sunoco Logistics Partners
	Operations LP	4.000%	10/1/27	150	147
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	164
	Sunoco Logistics Partners
	Operations LP	5.300%	4/1/44	325	321
	Sunoco Logistics Partners
	Operations LP	5.400%	10/1/47	300	302
	TC PipeLines LP	3.900%	5/25/27	50	50
[9]	TechnipFMC plc	3.450%	10/1/22	75	75
	Tosco Corp.	7.800%	1/1/27	130	170
	Total Capital Canada Ltd.	2.750%	7/15/23	125	126
	Total Capital International SA	2.125%	1/10/19	150	150
	Total Capital International SA	2.750%	6/19/21	300	303
	Total Capital International SA	2.875%	2/17/22	300	304
	Total Capital International SA	2.700%	1/25/23	50	50
	Total Capital International SA	3.700%	1/15/24	775	816
	Total Capital SA	4.450%	6/24/20	375	395
	Total Capital SA	4.125%	1/28/21	125	132
	TransCanada PipeLines Ltd.	2.125%	11/15/19	125	125
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	181
	TransCanada PipeLines Ltd.	2.500%	8/1/22	500	496
	TransCanada PipeLines Ltd.	4.875%	1/15/26	100	112
	TransCanada PipeLines Ltd.	4.625%	3/1/34	350	391
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	183
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	376
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	626
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	177
	Valero Energy Corp.	6.125%	2/1/20	75	80
	Valero Energy Corp.	7.500%	4/15/32	725	974
	Valero Energy Partners LP	4.375%	12/15/26	100	104
	Western Gas Partners LP	5.375%	6/1/21	300	317
	Western Gas Partners LP	5.450%	4/1/44	350	372
	Williams Partners LP	5.250%	3/15/20	475	502
	Williams Partners LP	4.125%	11/15/20	275	285
	Williams Partners LP	3.600%	3/15/22	475	483
	Williams Partners LP	3.350%	8/15/22	125	126
	Williams Partners LP	3.900%	1/15/25	325	332
	Williams Partners LP	3.750%	6/15/27	500	501
	Williams Partners LP	6.300%	4/15/40	100	123
	Williams Partners LP	5.400%	3/4/44	400	451
	Williams Partners LP	5.100%	9/15/45	350	381
	Williams Partners LP / ACMP Finance
	Corp.	4.875%	3/15/24	300	314

	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	70	80
	California Institute of Technology GO	4.700%	11/1/11	50	55
	CBRE Services Inc.	5.000%	3/15/23	150	154
	CBRE Services Inc.	5.250%	3/15/25	100	110
	CBRE Services Inc.	4.875%	3/1/26	100	108
	Cintas Corp. No 2	2.900%	4/1/22	100	101
	Cintas Corp. No 2	3.250%	6/1/22	75	77

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Cintas Corp. No 2	3.700%	4/1/27	175	182
	Fluor Corp.	3.375%	9/15/21	75	77
	Fluor Corp.	3.500%	12/15/24	250	257
	Howard Hughes Medical Institute
	Revenue	3.500%	9/1/23	200	207
[4]	Johns Hopkins University Maryland GO	4.083%	7/1/53	25	27
[4]	Massachusetts Institute of
	Technology GO	3.959%	7/1/38	125	138
	Massachusetts Institute of
	Technology GO	5.600%	7/1/11	130	182
	Massachusetts Institute of
	Technology GO	4.678%	7/1/14	175	204
[4]	Northwestern University	3.662%	12/1/57	75	77
[4]	Northwestern University Illinois GO	4.643%	12/1/44	75	91
	University of Notre Dame du Lac	3.394%	2/15/48	125	126
[4]	University of Notre Dame DU LAC
	Indiana GO	3.438%	2/15/45	100	101
	University of Pennsylvania GO	4.674%	9/1/12	50	56
[4]	University of Southern California GO	3.028%	10/1/39	100	94
[4]	University of Southern California GO	3.841%	10/1/47	200	213
	Yale University Connecticut GO	2.086%	4/15/19	50	50

	Technology (2.4%)
	Adobe Systems Inc.	4.750%	2/1/20	175	184
	Adobe Systems Inc.	3.250%	2/1/25	200	205
	Alphabet Inc.	3.625%	5/19/21	150	157
	Altera Corp.	4.100%	11/15/23	75	81
	Amphenol Corp.	2.550%	1/30/19	200	200
	Amphenol Corp.	2.200%	4/1/20	50	50
	Amphenol Corp.	3.125%	9/15/21	100	101
	Amphenol Corp.	3.200%	4/1/24	50	50
	Analog Devices Inc.	2.875%	6/1/23	450	448
	Analog Devices Inc.	3.500%	12/5/26	200	202
	Apple Inc.	1.550%	2/8/19	75	75
	Apple Inc.	2.100%	5/6/19	425	426
	Apple Inc.	1.100%	8/2/19	275	272
	Apple Inc.	1.500%	9/12/19	300	298
	Apple Inc.	1.800%	11/13/19	200	199
	Apple Inc.	1.550%	2/7/20	250	247
	Apple Inc.	1.900%	2/7/20	175	174
	Apple Inc.	1.800%	5/11/20	175	173
	Apple Inc.	2.000%	11/13/20	225	224
	Apple Inc.	2.250%	2/23/21	750	749
	Apple Inc.	2.850%	5/6/21	875	889
	Apple Inc.	1.550%	8/4/21	375	364
	Apple Inc.	2.150%	2/9/22	225	225
	Apple Inc.	2.500%	2/9/22	300	300
	Apple Inc.	2.300%	5/11/22	200	198
	Apple Inc.	2.700%	5/13/22	550	554
	Apple Inc.	2.400%	1/13/23	125	124
	Apple Inc.	2.850%	2/23/23	300	304
	Apple Inc.	2.400%	5/3/23	1,215	1,202
	Apple Inc.	3.000%	2/9/24	800	809
	Apple Inc.	3.450%	5/6/24	75	78
	Apple Inc.	2.850%	5/11/24	350	351
	Apple Inc.	2.750%	1/13/25	275	273
	Apple Inc.	2.500%	2/9/25	100	98
	Apple Inc.	3.200%	5/13/25	350	357
	Apple Inc.	3.250%	2/23/26	600	612
	Apple Inc.	2.450%	8/4/26	450	432
	Apple Inc.	3.350%	2/9/27	375	384
	Apple Inc.	3.200%	5/11/27	350	354
	Apple Inc.	2.900%	9/12/27	375	369
	Apple Inc.	3.000%	11/13/27	275	274
	Apple Inc.	4.500%	2/23/36	225	258
	Apple Inc.	3.850%	5/4/43	450	468
	Apple Inc.	4.450%	5/6/44	425	481
	Apple Inc.	3.450%	2/9/45	225	220
	Apple Inc.	4.650%	2/23/46	1,225	1,429
	Apple Inc.	3.850%	8/4/46	400	415
	Apple Inc.	4.250%	2/9/47	150	166

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Apple Inc.	3.750%	9/12/47	275	281
	Apple Inc.	3.750%	11/13/47	225	231
	Applied Materials Inc.	2.625%	10/1/20	125	126
	Applied Materials Inc.	4.300%	6/15/21	125	133
	Applied Materials Inc.	3.900%	10/1/25	270	287
	Applied Materials Inc.	3.300%	4/1/27	200	203
	Applied Materials Inc.	5.100%	10/1/35	75	90
	Applied Materials Inc.	5.850%	6/15/41	125	165
	Applied Materials Inc.	4.350%	4/1/47	175	197
	Arrow Electronics Inc.	3.500%	4/1/22	75	76
	Arrow Electronics Inc.	4.500%	3/1/23	50	52
	Arrow Electronics Inc.	3.250%	9/8/24	100	98
	Arrow Electronics Inc.	4.000%	4/1/25	75	77
	Arrow Electronics Inc.	3.875%	1/12/28	100	99
	Autodesk Inc.	3.125%	6/15/20	100	100
	Autodesk Inc.	3.600%	12/15/22	25	26
	Autodesk Inc.	4.375%	6/15/25	50	53
	Autodesk Inc.	3.500%	6/15/27	75	74
	Avnet Inc.	5.875%	6/15/20	200	213
	Avnet Inc.	4.875%	12/1/22	50	53
	Avnet Inc.	4.625%	4/15/26	100	104
	Baidu Inc.	2.750%	6/9/19	200	200
	Baidu Inc.	3.500%	11/28/22	500	508
	Baidu Inc.	3.625%	7/6/27	200	197
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.375%	1/15/20	500	497
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.200%	1/15/21	150	147
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.000%	1/15/22	850	844
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.650%	1/15/23	250	241
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.625%	1/15/24	500	498
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.125%	1/15/25	380	363
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.875%	1/15/27	875	861
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.500%	1/15/28	275	262
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	75	77
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	98
	CA Inc.	5.375%	12/1/19	175	184
	CA Inc.	3.600%	8/1/20	100	102
	CA Inc.	4.700%	3/15/27	100	104
	Cadence Design Systems Inc.	4.375%	10/15/24	100	105
	Cisco Systems Inc.	4.950%	2/15/19	475	491
	Cisco Systems Inc.	1.600%	2/28/19	250	249
	Cisco Systems Inc.	2.125%	3/1/19	600	601
	Cisco Systems Inc.	4.450%	1/15/20	825	862
	Cisco Systems Inc.	2.200%	2/28/21	600	597
	Cisco Systems Inc.	2.900%	3/4/21	75	76
	Cisco Systems Inc.	3.000%	6/15/22	125	127
	Cisco Systems Inc.	2.200%	9/20/23	150	147
	Cisco Systems Inc.	3.625%	3/4/24	125	132
	Cisco Systems Inc.	2.950%	2/28/26	100	100
	Cisco Systems Inc.	2.500%	9/20/26	225	218
	Cisco Systems Inc.	5.900%	2/15/39	350	478
	Cisco Systems Inc.	5.500%	1/15/40	375	493
	Citrix Systems Inc.	4.500%	12/1/27	175	178
	Corning Inc.	6.625%	5/15/19	25	26
	Corning Inc.	2.900%	5/15/22	175	175
	Corning Inc.	5.750%	8/15/40	75	92
	Corning Inc.	4.375%	11/15/57	150	148
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	3.480%	6/1/19	675	684
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	4.420%	6/15/21	900	938
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	5.450%	6/15/23	700	755

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	6.020%	6/15/26	1,050	1,153
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	8.100%	7/15/36	310	392
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	8.350%	7/15/46	375	483
	DXC Technology Co.	2.875%	3/27/20	100	100
	DXC Technology Co.	4.250%	4/15/24	100	104
	DXC Technology Co.	4.750%	4/15/27	200	212
	Equifax Inc.	2.300%	6/1/21	200	195
	Fidelity National Information Services
	Inc.	3.625%	10/15/20	237	243
	Fidelity National Information Services
	Inc.	2.250%	8/15/21	250	246
	Fidelity National Information Services
	Inc.	3.500%	4/15/23	143	146
	Fidelity National Information Services
	Inc.	5.000%	10/15/25	174	192
	Fidelity National Information Services
	Inc.	3.000%	8/15/26	250	242
	Fidelity National Information Services
	Inc.	4.500%	8/15/46	125	130
	Fiserv Inc.	2.700%	6/1/20	125	126
	Fiserv Inc.	3.500%	10/1/22	150	154
	Fiserv Inc.	3.850%	6/1/25	300	312
	Flex Ltd.	4.625%	2/15/20	185	191
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	575	587
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	850	893
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	527
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	100	108
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	375	397
	HP Inc.	3.750%	12/1/20	53	54
	HP Inc.	4.300%	6/1/21	250	262
	HP Inc.	4.375%	9/15/21	455	479
	HP Inc.	4.650%	12/9/21	350	372
	HP Inc.	6.000%	9/15/41	100	108
	IBM Credit LLC	2.200%	9/8/22	100	98
	Intel Corp.	1.850%	5/11/20	175	174
	Intel Corp.	2.450%	7/29/20	300	302
	Intel Corp.	1.700%	5/19/21	100	98
	Intel Corp.	3.300%	10/1/21	100	103
	Intel Corp.	2.350%	5/11/22	150	149
	Intel Corp.	3.100%	7/29/22	175	180
	Intel Corp.	2.700%	12/15/22	275	278
	Intel Corp.	2.875%	5/11/24	500	503
	Intel Corp.	3.700%	7/29/25	200	211
	Intel Corp.	3.150%	5/11/27	205	209
	Intel Corp.	4.000%	12/15/32	150	165
	Intel Corp.	4.800%	10/1/41	137	164
	Intel Corp.	4.100%	5/19/46	225	246
[9]	Intel Corp.	3.734%	12/8/47	974	1,015
	International Business Machines Corp.	1.950%	2/12/19	225	225
	International Business Machines Corp.	1.900%	1/27/20	1,000	996
	International Business Machines Corp.	1.625%	5/15/20	225	222
	International Business Machines Corp.	2.900%	11/1/21	25	25
	International Business Machines Corp.	2.500%	1/27/22	585	585
	International Business Machines Corp.	1.875%	8/1/22	150	146
	International Business Machines Corp.	2.875%	11/9/22	240	242
	International Business Machines Corp.	3.625%	2/12/24	450	470
	International Business Machines Corp.	7.000%	10/30/25	300	384
	International Business Machines Corp.	3.450%	2/19/26	250	258
	International Business Machines Corp.	3.300%	1/27/27	225	229
	International Business Machines Corp.	6.220%	8/1/27	75	94
	International Business Machines Corp.	6.500%	1/15/28	75	96
	International Business Machines Corp.	5.600%	11/30/39	98	128
	International Business Machines Corp.	4.000%	6/20/42	218	230
	International Business Machines Corp.	4.700%	2/19/46	125	147
	Jabil Inc.	5.625%	12/15/20	100	107
	Juniper Networks Inc.	3.125%	2/26/19	100	101
	Juniper Networks Inc.	3.300%	6/15/20	200	202
	Juniper Networks Inc.	4.600%	3/15/21	50	52

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Juniper Networks Inc.	4.350%	6/15/25	50	51
Juniper Networks Inc.	5.950%	3/15/41	25	28
Keysight Technologies Inc.	3.300%	10/30/19	100	101
Keysight Technologies Inc.	4.550%	10/30/24	100	106
Keysight Technologies Inc.	4.600%	4/6/27	125	132
KLA-Tencor Corp.	4.125%	11/1/21	100	104
KLA-Tencor Corp.	4.650%	11/1/24	250	270
Lam Research Corp.	2.750%	3/15/20	100	100
Lam Research Corp.	2.800%	6/15/21	125	126
Lam Research Corp.	3.800%	3/15/25	100	104
Maxim Integrated Products Inc.	3.375%	3/15/23	25	25
Maxim Integrated Products Inc.	3.450%	6/15/27	150	150
Microsoft Corp.	4.200%	6/1/19	25	26
Microsoft Corp.	1.100%	8/8/19	615	607
Microsoft Corp.	3.000%	10/1/20	225	230
Microsoft Corp.	2.000%	11/3/20	925	921
Microsoft Corp.	1.550%	8/8/21	525	511
Microsoft Corp.	2.400%	2/6/22	325	325
Microsoft Corp.	2.375%	2/12/22	450	455
Microsoft Corp.	2.650%	11/3/22	275	277
Microsoft Corp.	2.125%	11/15/22	200	197
Microsoft Corp.	2.375%	5/1/23	75	74
Microsoft Corp.	2.000%	8/8/23	300	292
Microsoft Corp.	3.625%	12/15/23	300	316
Microsoft Corp.	2.875%	2/6/24	600	607
Microsoft Corp.	2.700%	2/12/25	250	249
Microsoft Corp.	3.125%	11/3/25	850	867
Microsoft Corp.	2.400%	8/8/26	750	724
Microsoft Corp.	3.300%	2/6/27	675	696
Microsoft Corp.	3.500%	2/12/35	325	337
Microsoft Corp.	4.200%	11/3/35	175	198
Microsoft Corp.	3.450%	8/8/36	700	721
Microsoft Corp.	4.100%	2/6/37	475	530
Microsoft Corp.	4.500%	10/1/40	100	117
Microsoft Corp.	5.300%	2/8/41	50	64
Microsoft Corp.	3.500%	11/15/42	280	284
Microsoft Corp.	3.750%	5/1/43	95	99
Microsoft Corp.	4.875%	12/15/43	150	183
Microsoft Corp.	3.750%	2/12/45	350	369
Microsoft Corp.	4.450%	11/3/45	725	845
Microsoft Corp.	3.700%	8/8/46	750	782
Microsoft Corp.	4.250%	2/6/47	875	1,000
Microsoft Corp.	4.000%	2/12/55	400	430
Microsoft Corp.	4.750%	11/3/55	175	217
Microsoft Corp.	4.500%	2/6/57	400	471
Motorola Solutions Inc.	3.500%	9/1/21	150	153
Motorola Solutions Inc.	3.750%	5/15/22	200	203
Motorola Solutions Inc.	7.500%	5/15/25	50	60
Motorola Solutions Inc.	5.500%	9/1/44	100	101
NetApp Inc.	2.000%	9/27/19	75	74
NetApp Inc.	3.375%	6/15/21	150	153
NetApp Inc.	3.300%	9/29/24	75	74
NVIDIA Corp.	2.200%	9/16/21	175	173
NVIDIA Corp.	3.200%	9/16/26	200	200
Oracle Corp.	2.375%	1/15/19	225	226
Oracle Corp.	5.000%	7/8/19	550	574
Oracle Corp.	2.250%	10/8/19	225	226
Oracle Corp.	1.900%	9/15/21	1,275	1,254
Oracle Corp.	2.500%	5/15/22	250	250
Oracle Corp.	2.625%	2/15/23	300	300
Oracle Corp.	2.400%	9/15/23	450	444
Oracle Corp.	3.400%	7/8/24	450	467
Oracle Corp.	2.950%	11/15/24	450	453
Oracle Corp.	2.950%	5/15/25	825	827
Oracle Corp.	2.650%	7/15/26	600	585
Oracle Corp.	3.250%	11/15/27	575	584
Oracle Corp.	3.250%	5/15/30	100	101
Oracle Corp.	4.300%	7/8/34	350	389
Oracle Corp.	3.900%	5/15/35	150	158
Oracle Corp.	3.850%	7/15/36	225	238
Oracle Corp.	3.800%	11/15/37	350	367

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Oracle Corp.	6.500%	4/15/38	200	281
	Oracle Corp.	6.125%	7/8/39	150	205
	Oracle Corp.	5.375%	7/15/40	600	757
	Oracle Corp.	4.500%	7/8/44	200	227
	Oracle Corp.	4.125%	5/15/45	450	483
	Oracle Corp.	4.000%	7/15/46	575	611
	Oracle Corp.	4.000%	11/15/47	425	452
	Oracle Corp.	4.375%	5/15/55	150	167
	Pitney Bowes Inc.	3.625%	10/1/21	350	326
	Pitney Bowes Inc.	4.700%	4/1/23	50	46
	QUALCOMM Inc.	1.850%	5/20/19	250	249
	QUALCOMM Inc.	2.100%	5/20/20	250	249
	QUALCOMM Inc.	2.250%	5/20/20	300	298
	QUALCOMM Inc.	3.000%	5/20/22	350	350
	QUALCOMM Inc.	2.600%	1/30/23	300	292
	QUALCOMM Inc.	2.900%	5/20/24	275	268
	QUALCOMM Inc.	3.450%	5/20/25	400	401
	QUALCOMM Inc.	3.250%	5/20/27	350	342
	QUALCOMM Inc.	4.650%	5/20/35	175	188
	QUALCOMM Inc.	4.800%	5/20/45	300	324
	QUALCOMM Inc.	4.300%	5/20/47	275	277
[9]	Seagate HDD Cayman	4.250%	3/1/22	125	126
	Seagate HDD Cayman	4.750%	6/1/23	150	153
[9]	Seagate HDD Cayman	4.875%	3/1/24	75	75
	Seagate HDD Cayman	4.750%	1/1/25	100	98
	Seagate HDD Cayman	4.875%	6/1/27	175	167
	Seagate HDD Cayman	5.750%	12/1/34	100	96
	Tech Data Corp.	3.700%	2/15/22	50	50
	Tech Data Corp.	4.950%	2/15/27	100	105
	Texas Instruments Inc.	1.650%	8/3/19	525	522
	Texas Instruments Inc.	2.625%	5/15/24	25	25
	Texas Instruments Inc.	2.900%	11/3/27	150	149
	Total System Services Inc.	3.800%	4/1/21	130	133
	Total System Services Inc.	3.750%	6/1/23	250	254
	Total System Services Inc.	4.800%	4/1/26	150	161
	Trimble Navigation Ltd.	4.750%	12/1/24	50	54
	Tyco Electronics Group SA	2.350%	8/1/19	50	50
	Tyco Electronics Group SA	3.500%	2/3/22	100	103
	Tyco Electronics Group SA	3.450%	8/1/24	125	128
	Tyco Electronics Group SA	3.125%	8/15/27	200	197
	Tyco Electronics Group SA	7.125%	10/1/37	200	287
	Verisk Analytics Inc.	5.800%	5/1/21	75	82
	Verisk Analytics Inc.	4.125%	9/12/22	275	287
	Verisk Analytics Inc.	4.000%	6/15/25	150	155
	Verisk Analytics Inc.	5.500%	6/15/45	50	58
	VMware Inc.	2.300%	8/21/20	250	248
	VMware Inc.	2.950%	8/21/22	275	274
	VMware Inc.	3.900%	8/21/27	250	254
	Xerox Corp.	5.625%	12/15/19	25	26
	Xerox Corp.	2.800%	5/15/20	75	75
	Xerox Corp.	4.070%	3/17/22	87	88
	Xerox Corp.	3.625%	3/15/23	200	195
	Xerox Corp.	6.750%	12/15/39	100	107
	Xilinx Inc.	2.125%	3/15/19	75	75
	Xilinx Inc.	3.000%	3/15/21	75	76
	Xilinx Inc.	2.950%	6/1/24	150	149

	Transportation (0.6%)
[4]	American Airlines 2011-1 Class A
	Pass Through Trust	5.250%	7/31/22	64	67
[4]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	24	25
[4]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	36	38
[4]	American Airlines 2014-1 Class A
	Pass Through Trust	3.700%	4/1/28	104	106
[4]	American Airlines 2015-1 Class A
	Pass Through Trust	3.375%	11/1/28	154	154
[4]	American Airlines 2015-2 Class AA
	Pass Through Trust	3.600%	9/22/27	51	52

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	American Airlines 2016-1 Class A
	Pass Through Trust	4.100%	1/15/28	71	75
[4]	American Airlines 2016-1 Class AA
	Pass Through Trust	3.575%	1/15/28	143	145
[4]	American Airlines 2016-2 Class A
	Pass Through Trust	3.650%	6/15/28	95	96
[4]	American Airlines 2016-2 Class AA
	Pass Through Trust	3.200%	12/15/29	261	259
[4]	American Airlines 2016-3 Class A
	Pass Through Trust	3.250%	4/15/30	49	48
	American Airlines 2016-3 Class AA
	Pass Through Trust	3.000%	10/15/28	146	143
[4]	American Airlines 2017-1 Class AA
	Pass Through Trust	3.650%	8/15/30	50	51
[4]	American Airlines 2017-2 Class AA
	Pass Through Trust	3.350%	10/15/29	100	101
[4]	BNSF Funding Trust I	6.613%	12/15/55	65	75
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	153
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	152
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	178
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	79
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	212
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	156
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	101
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	79
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	525	535
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	165
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	150
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	312
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	280
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	224
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	125	141
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	153
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	120
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	173
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	75	81
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	88
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	159
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	139
	Canadian National Railway Co.	5.550%	3/1/19	100	104
	Canadian National Railway Co.	2.850%	12/15/21	75	76
	Canadian National Railway Co.	6.250%	8/1/34	75	101
	Canadian National Railway Co.	6.200%	6/1/36	75	101
	Canadian National Railway Co.	6.375%	11/15/37	100	140
	Canadian National Railway Co.	3.200%	8/2/46	50	48
	Canadian Pacific Railway Co.	7.250%	5/15/19	150	160
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	61
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	240
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	137
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	579
	Canadian Pacific Railway Co.	5.750%	1/15/42	115	146
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	92
[4]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	54	59
[4]	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	95	102
[4]	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	40	41
	CSX Corp.	4.250%	6/1/21	25	26
	CSX Corp.	3.350%	11/1/25	150	153
	CSX Corp.	3.250%	6/1/27	150	150
	CSX Corp.	6.220%	4/30/40	152	201
	CSX Corp.	5.500%	4/15/41	225	276
	CSX Corp.	4.750%	5/30/42	210	235
	CSX Corp.	4.100%	3/15/44	150	156
	CSX Corp.	3.950%	5/1/50	125	124
	CSX Corp.	4.500%	8/1/54	25	26
	CSX Corp.	4.250%	11/1/66	150	151
[4]	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	2/10/24	121	137

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	6/17/21	38	41
[4]	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	11/23/20	28	28
[4]	Delta Air Lines 2015-1 Class AA
	Pass Through Trust	3.625%	7/30/27	46	47
	Delta Air Lines Inc.	2.875%	3/13/20	175	176
	Delta Air Lines Inc.	2.600%	12/4/20	125	125
	Delta Air Lines Inc.	3.625%	3/15/22	175	178
	FedEx Corp.	8.000%	1/15/19	100	106
	FedEx Corp.	2.625%	8/1/22	100	100
	FedEx Corp.	4.000%	1/15/24	125	133
	FedEx Corp.	3.200%	2/1/25	150	152
	FedEx Corp.	3.250%	4/1/26	100	101
	FedEx Corp.	3.300%	3/15/27	100	100
	FedEx Corp.	3.900%	2/1/35	200	202
	FedEx Corp.	3.875%	8/1/42	125	123
	FedEx Corp.	4.100%	4/15/43	75	77
	FedEx Corp.	5.100%	1/15/44	150	174
	FedEx Corp.	4.750%	11/15/45	250	282
	FedEx Corp.	4.550%	4/1/46	225	247
	FedEx Corp.	4.400%	1/15/47	125	133
	FedEx Corp.	4.500%	2/1/65	60	60
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	101
	Kansas City Southern	3.000%	5/15/23	75	75
	Kansas City Southern	4.300%	5/15/43	75	78
	Kansas City Southern	4.950%	8/15/45	125	142
[4]	Latam Airlines 2015-1 Pass Through
	Trust A	4.200%	8/15/29	112	114
	Norfolk Southern Corp.	5.900%	6/15/19	175	184
	Norfolk Southern Corp.	3.000%	4/1/22	225	227
	Norfolk Southern Corp.	2.903%	2/15/23	48	48
	Norfolk Southern Corp.	5.590%	5/17/25	50	57
	Norfolk Southern Corp.	7.800%	5/15/27	60	81
	Norfolk Southern Corp.	3.150%	6/1/27	250	249
	Norfolk Southern Corp.	7.250%	2/15/31	100	143
	Norfolk Southern Corp.	4.837%	10/1/41	113	131
	Norfolk Southern Corp.	4.450%	6/15/45	75	83
	Norfolk Southern Corp.	4.650%	1/15/46	75	85
[9]	Norfolk Southern Corp.	4.050%	8/15/52	239	248
	Norfolk Southern Corp.	6.000%	3/15/05	59	72
	Ryder System Inc.	2.350%	2/26/19	250	250
	Ryder System Inc.	2.550%	6/1/19	300	301
	Ryder System Inc.	2.500%	5/11/20	50	50
	Ryder System Inc.	2.250%	9/1/21	50	49
	Southwest Airlines Co.	2.750%	11/6/19	50	50
	Southwest Airlines Co.	2.650%	11/5/20	125	126
	Southwest Airlines Co.	3.000%	11/15/26	100	97
	Southwest Airlines Co.	3.450%	11/16/27	50	50
[4]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	30	33
[4]	Spirit Airlines Class A Pass Through
	Certificates Series 2015-1	4.100%	10/1/29	22	23
	Trinity Industries Inc.	4.550%	10/1/24	60	60
	Union Pacific Corp.	2.250%	6/19/20	225	225
	Union Pacific Corp.	4.163%	7/15/22	534	572
	Union Pacific Corp.	3.250%	1/15/25	200	204
	Union Pacific Corp.	3.250%	8/15/25	50	51
	Union Pacific Corp.	2.750%	3/1/26	75	74
	Union Pacific Corp.	3.375%	2/1/35	100	100
	Union Pacific Corp.	3.600%	9/15/37	100	103
	Union Pacific Corp.	4.050%	11/15/45	150	161
	Union Pacific Corp.	4.050%	3/1/46	150	161
	Union Pacific Corp.	3.799%	10/1/51	560	566
	Union Pacific Corp.	3.875%	2/1/55	100	101
	Union Pacific Corp.	4.375%	11/15/65	135	148
	Union Pacific Corp.	4.100%	9/15/67	100	103
[4]	United Airlines 2015-1 Class A
	Pass Through Trust	3.700%	6/1/24	60	61
[4]	United Airlines 2015-1 Class AA
	Pass Through Trust	3.450%	12/1/27	162	165

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	United Airlines 2016-1 Class A
	Pass Through Trust	3.450%	1/7/30	50	50
[4]	United Airlines 2016-1 Class AA
	Pass Through Trust	3.100%	7/7/28	400	397
[4]	United Airlines 2016-2 Class A
	Pass Through Trust	3.100%	10/7/28	50	49
[4]	United Airlines 2016-2 Class AA
	Pass Through Trust	2.875%	10/7/28	75	74
[4]	United Airlines Pass Through Trust
	Series 2013-1	4.300%	2/15/27	64	67
[4]	United Airlines Pass Through Trust
	Series 2014-1	4.000%	10/11/27	86	89
	United Parcel Service Inc.	5.125%	4/1/19	100	104
	United Parcel Service Inc.	3.125%	1/15/21	200	205
	United Parcel Service Inc.	2.050%	4/1/21	150	149
	United Parcel Service Inc.	2.450%	10/1/22	550	548
	United Parcel Service Inc.	2.500%	4/1/23	200	199
	United Parcel Service Inc.	2.800%	11/15/24	400	397
	United Parcel Service Inc.	2.400%	11/15/26	150	144
	United Parcel Service Inc.	3.050%	11/15/27	200	200
	United Parcel Service Inc.	6.200%	1/15/38	278	379
	United Parcel Service Inc.	4.875%	11/15/40	75	90
	United Parcel Service Inc.	3.625%	10/1/42	75	75
	United Parcel Service Inc.	3.400%	11/15/46	85	82
	United Parcel Service Inc.	3.750%	11/15/47	400	413
[4]	US Airways 2013-1 Class A
	Pass Through Trust	3.950%	5/15/27	77	80
[4]	US Airways Inc. 2012-2 Class A
	Pass Through Trust	4.625%	12/3/26	36	38
					597,663
Utilities (2.0%)
	Electric (1.8%)
[9]	AEP Texas Inc.	2.400%	10/1/22	75	74
[9]	AEP Texas Inc.	3.800%	10/1/47	50	51
[9]	AEP Transmission Co. LLC	3.750%	12/1/47	100	102
	Alabama Power Co.	6.125%	5/15/38	50	66
	Alabama Power Co.	3.850%	12/1/42	25	26
	Alabama Power Co.	4.150%	8/15/44	75	81
	Alabama Power Co.	3.750%	3/1/45	150	153
	Alabama Power Co.	4.300%	1/2/46	300	334
	Alabama Power Co.	3.700%	12/1/47	200	204
	Ameren Corp.	2.700%	11/15/20	100	100
	Ameren Corp.	3.650%	2/15/26	80	82
	Ameren Illinois Co.	2.700%	9/1/22	250	251
	Ameren Illinois Co.	3.700%	12/1/47	150	154
	American Electric Power Co. Inc.	2.150%	11/13/20	75	75
	American Electric Power Co. Inc.	2.950%	12/15/22	25	25
	American Electric Power Co. Inc.	3.200%	11/13/27	75	74
	Appalachian Power Co.	4.600%	3/30/21	50	53
	Appalachian Power Co.	3.300%	6/1/27	500	503
	Arizona Public Service Co.	8.750%	3/1/19	200	214
	Arizona Public Service Co.	3.150%	5/15/25	100	100
	Arizona Public Service Co.	2.950%	9/15/27	50	49
	Arizona Public Service Co.	4.500%	4/1/42	25	28
	Arizona Public Service Co.	4.350%	11/15/45	125	140
	Arizona Public Service Co.	3.750%	5/15/46	125	128
	Avangrid Inc.	3.150%	12/1/24	140	139
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	361
	Baltimore Gas & Electric Co.	2.400%	8/15/26	50	47
	Baltimore Gas & Electric Co.	3.500%	8/15/46	100	98
	Baltimore Gas & Electric Co.	3.750%	8/15/47	125	128
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	104
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	103
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	134
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	296
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	200	280
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	180
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	168
	Black Hills Corp.	3.950%	1/15/26	75	77
	Black Hills Corp.	4.200%	9/15/46	100	103

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CenterPoint Energy Houston Electric
	LLC	1.850%	6/1/21	250	245
	CenterPoint Energy Houston Electric
	LLC	2.400%	9/1/26	300	284
	CenterPoint Energy Houston Electric
	LLC	6.950%	3/15/33	50	69
	CenterPoint Energy Inc.	2.500%	9/1/22	100	98
	Cleco Corporate Holdings LLC	3.743%	5/1/26	100	100
	Cleco Corporate Holdings LLC	4.973%	5/1/46	125	138
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	256
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	50	62
	CMS Energy Corp.	8.750%	6/15/19	66	72
	CMS Energy Corp.	5.050%	3/15/22	25	27
	CMS Energy Corp.	3.000%	5/15/26	75	74
	CMS Energy Corp.	4.875%	3/1/44	75	88
	Commonwealth Edison Co.	4.000%	8/1/20	25	26
	Commonwealth Edison Co.	2.950%	8/15/27	75	74
	Commonwealth Edison Co.	5.900%	3/15/36	150	195
	Commonwealth Edison Co.	6.450%	1/15/38	175	241
	Commonwealth Edison Co.	4.600%	8/15/43	75	86
	Commonwealth Edison Co.	4.700%	1/15/44	175	206
	Commonwealth Edison Co.	3.700%	3/1/45	75	76
	Commonwealth Edison Co.	3.650%	6/15/46	175	177
	Commonwealth Edison Co.	3.750%	8/15/47	100	104
	Connecticut Light & Power Co.	2.500%	1/15/23	125	124
	Connecticut Light & Power Co.	3.200%	3/15/27	50	51
	Connecticut Light & Power Co.	4.300%	4/15/44	150	168
	Consolidated Edison Co. of New York
	Inc.	6.650%	4/1/19	125	132
	Consolidated Edison Co. of New York
	Inc.	4.450%	6/15/20	200	210
	Consolidated Edison Co. of New York
	Inc.	3.125%	11/15/27	75	75
	Consolidated Edison Co. of New York
	Inc.	5.300%	3/1/35	200	241
	Consolidated Edison Co. of New York
	Inc.	5.850%	3/15/36	275	350
	Consolidated Edison Co. of New York
	Inc.	6.200%	6/15/36	75	100
	Consolidated Edison Co. of New York
	Inc.	3.950%	3/1/43	125	131
	Consolidated Edison Co. of New York
	Inc.	4.450%	3/15/44	200	228
	Consolidated Edison Co. of New York
	Inc.	4.500%	12/1/45	375	431
	Consolidated Edison Co. of New York
	Inc.	3.850%	6/15/46	145	151
	Consolidated Edison Co. of New York
	Inc.	3.875%	6/15/47	75	78
	Consolidated Edison Co. of New York
	Inc.	4.000%	11/15/57	75	78
	Consolidated Edison Inc.	2.000%	3/15/20	75	74
	Consolidated Edison Inc.	2.000%	5/15/21	75	74
	Constellation Energy Group Inc.	5.150%	12/1/20	200	213
	Consumers Energy Co.	3.375%	8/15/23	275	283
	Consumers Energy Co.	3.950%	5/15/43	75	79
	Consumers Energy Co.	3.250%	8/15/46	50	48
	Consumers Energy Co.	3.950%	7/15/47	50	54
	Delmarva Power & Light Co.	3.500%	11/15/23	25	26
	Delmarva Power & Light Co.	4.150%	5/15/45	100	110
	Dominion Energy Inc.	2.500%	12/1/19	50	50
	Dominion Energy Inc.	2.579%	7/1/20	100	100
	Dominion Energy Inc.	3.625%	12/1/24	50	52
	Dominion Energy Inc.	3.900%	10/1/25	125	130
	Dominion Energy Inc.	2.850%	8/15/26	100	96
	Dominion Energy Inc.	6.300%	3/15/33	100	128
	Dominion Energy Inc.	5.950%	6/15/35	225	284
	Dominion Energy Inc.	4.050%	9/15/42	200	205
	Dominion Energy Inc.	4.700%	12/1/44	175	199
[4]	Dominion Energy Inc.	5.750%	10/1/54	100	108
	DTE Electric Co.	3.650%	3/15/24	175	184

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	DTE Electric Co.	3.375%	3/1/25	150	154
	DTE Electric Co.	4.000%	4/1/43	225	241
	DTE Electric Co.	3.700%	6/1/46	50	51
	DTE Electric Co.	3.750%	8/15/47	100	104
	DTE Energy Co.	1.500%	10/1/19	100	98
	DTE Energy Co.	2.400%	12/1/19	100	100
	DTE Energy Co.	2.850%	10/1/26	300	288
	DTE Energy Co.	3.800%	3/15/27	75	77
	Duke Energy Carolinas LLC	4.300%	6/15/20	325	340
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	523
	Duke Energy Carolinas LLC	2.950%	12/1/26	175	174
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	154
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	132
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	33
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	34
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	188
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	80
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	103
	Duke Energy Corp.	5.050%	9/15/19	250	261
	Duke Energy Corp.	2.400%	8/15/22	250	245
	Duke Energy Corp.	3.050%	8/15/22	275	278
	Duke Energy Corp.	3.750%	4/15/24	325	338
	Duke Energy Corp.	3.150%	8/15/27	150	149
	Duke Energy Corp.	4.800%	12/15/45	125	145
	Duke Energy Corp.	3.750%	9/1/46	300	297
	Duke Energy Corp.	3.950%	8/15/47	100	103
[4]	Duke Energy Florida LLC	2.100%	12/15/19	75	75
	Duke Energy Florida LLC	6.350%	9/15/37	225	312
	Duke Energy Florida LLC	6.400%	6/15/38	200	281
	Duke Energy Florida LLC	3.850%	11/15/42	200	209
	Duke Energy Florida LLC	3.400%	10/1/46	100	97
[4]	Duke Energy Florida Project Finance
	LLC	1.196%	3/1/22	33	33
[4]	Duke Energy Florida Project Finance
	LLC	1.731%	9/1/22	50	49
[4]	Duke Energy Florida Project Finance
	LLC	2.538%	9/1/29	100	97
[4]	Duke Energy Florida Project Finance
	LLC	2.858%	3/1/33	50	46
[4]	Duke Energy Florida Project Finance
	LLC	3.112%	9/1/36	75	72
	Duke Energy Indiana LLC	3.750%	7/15/20	25	26
	Duke Energy Indiana LLC	6.350%	8/15/38	225	311
	Duke Energy Indiana LLC	3.750%	5/15/46	225	231
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	26
	Duke Energy Progress LLC	5.300%	1/15/19	175	181
	Duke Energy Progress Llc	2.800%	5/15/22	100	101
	Duke Energy Progress LLC	4.375%	3/30/44	300	338
	Duke Energy Progress LLC	3.700%	10/15/46	50	51
	Duke Energy Progress LLC	3.600%	9/15/47	100	100
	Edison International	2.400%	9/15/22	25	24
	Edison International	2.950%	3/15/23	200	199
	El Paso Electric Co.	6.000%	5/15/35	50	60
	El Paso Electric Co.	5.000%	12/1/44	75	81
	Emera US Finance LP	2.150%	6/15/19	50	50
	Emera US Finance LP	2.700%	6/15/21	75	75
	Emera US Finance LP	3.550%	6/15/26	100	100
	Emera US Finance LP	4.750%	6/15/46	455	499
	Entergy Arkansas Inc.	3.750%	2/15/21	75	78
	Entergy Arkansas Inc.	3.500%	4/1/26	50	51
	Entergy Corp.	4.000%	7/15/22	150	157
	Entergy Corp.	2.950%	9/1/26	200	194
	Entergy Louisiana LLC	5.400%	11/1/24	175	199
	Entergy Louisiana LLC	2.400%	10/1/26	75	71
	Entergy Louisiana LLC	3.120%	9/1/27	100	100
	Entergy Louisiana LLC	3.050%	6/1/31	450	435
	Entergy Louisiana LLC	4.950%	1/15/45	150	156
	Entergy Mississippi Inc.	2.850%	6/1/28	125	121
	Entergy Texas Inc.	7.125%	2/1/19	175	183
	Eversource Energy	4.500%	11/15/19	75	78
	Eversource Energy	2.750%	3/15/22	75	75

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Eversource Energy	2.900%	10/1/24	50	50
	Eversource Energy	3.150%	1/15/25	125	126
	Exelon Corp.	2.850%	6/15/20	75	76
	Exelon Corp.	3.497%	6/1/22	200	203
	Exelon Corp.	3.950%	6/15/25	200	208
	Exelon Corp.	3.400%	4/15/26	200	200
	Exelon Corp.	4.950%	6/15/35	225	257
	Exelon Corp.	5.625%	6/15/35	20	24
	Exelon Corp.	5.100%	6/15/45	250	295
	Exelon Corp.	4.450%	4/15/46	175	190
	Exelon Generation Co. LLC	2.950%	1/15/20	400	404
	Exelon Generation Co. LLC	4.000%	10/1/20	100	103
	Exelon Generation Co. LLC	5.750%	10/1/41	100	110
	Exelon Generation Co. LLC	5.600%	6/15/42	205	224
	FirstEnergy Corp.	2.850%	7/15/22	175	173
	FirstEnergy Corp.	3.900%	7/15/27	450	460
	FirstEnergy Corp.	7.375%	11/15/31	525	704
	FirstEnergy Corp.	4.850%	7/15/47	225	249
	Florida Power & Light Co.	5.625%	4/1/34	25	31
	Florida Power & Light Co.	5.960%	4/1/39	375	511
	Florida Power & Light Co.	4.125%	2/1/42	170	187
	Florida Power & Light Co.	4.050%	6/1/42	125	136
	Florida Power & Light Co.	3.800%	12/15/42	75	78
	Florida Power & Light Co.	3.700%	12/1/47	150	156
	Fortis Inc.	2.100%	10/4/21	50	49
	Fortis Inc.	3.055%	10/4/26	475	458
	Georgia Power Co.	2.000%	9/8/20	400	398
	Georgia Power Co.	2.400%	4/1/21	350	349
	Georgia Power Co.	3.250%	4/1/26	100	100
	Georgia Power Co.	5.650%	3/1/37	50	59
	Georgia Power Co.	5.400%	6/1/40	300	361
	Georgia Power Co.	4.750%	9/1/40	100	111
	Georgia Power Co.	4.300%	3/15/43	100	106
	Great Plains Energy Inc.	4.850%	6/1/21	100	106
	Gulf Power Co.	3.300%	5/30/27	50	50
	Iberdrola International BV	6.750%	7/15/36	75	98
	Indiana Michigan Power Co.	3.750%	7/1/47	150	152
	Interstate Power & Light Co.	3.250%	12/1/24	50	51
	Interstate Power & Light Co.	6.250%	7/15/39	50	67
	Interstate Power & Light Co.	3.700%	9/15/46	125	125
[9]	ITC Holdings Corp.	2.700%	11/15/22	100	100
	ITC Holdings Corp.	3.650%	6/15/24	75	77
[9]	ITC Holdings Corp.	3.350%	11/15/27	100	100
	ITC Holdings Corp.	5.300%	7/1/43	425	513
[4]	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	69	77
	Kansas City Power & Light Co.	6.050%	11/15/35	50	63
	Kansas City Power & Light Co.	5.300%	10/1/41	100	120
	Kansas City Power & Light Co.	4.200%	6/15/47	100	106
	Kentucky Utilities Co.	3.250%	11/1/20	50	51
	Kentucky Utilities Co.	5.125%	11/1/40	125	154
	LG&E & KU Energy LLC	4.375%	10/1/21	75	79
	Louisville Gas & Electric Co.	3.300%	10/1/25	75	77
	MidAmerican Energy Co.	3.100%	5/1/27	150	151
	MidAmerican Energy Co.	6.750%	12/30/31	125	169
	MidAmerican Energy Co.	5.750%	11/1/35	125	159
	MidAmerican Energy Co.	4.800%	9/15/43	75	90
	MidAmerican Energy Co.	3.950%	8/1/47	100	107
	Mississippi Power Co.	4.250%	3/15/42	150	146
	National Rural Utilities Cooperative
	Finance Corp.	1.650%	2/8/19	200	199
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	175	175
	National Rural Utilities Cooperative
	Finance Corp.	2.000%	1/27/20	300	299
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	75	75
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/1/20	200	200
	National Rural Utilities Cooperative
	Finance Corp.	2.700%	2/15/23	200	200

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	National Rural Utilities Cooperative
	Finance Corp.	2.950%	2/7/24	250	251
	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	204	215
[4]	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	26
[4]	National Rural Utilities Cooperative
	Finance Corp.	5.250%	4/20/46	75	80
	Nevada Power Co.	7.125%	3/15/19	250	264
	Nevada Power Co.	6.750%	7/1/37	75	105
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	425	425
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	105	105
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	254
[4]	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	125
	Northern States Power Co.	2.200%	8/15/20	50	50
	Northern States Power Co.	6.250%	6/1/36	75	102
	Northern States Power Co.	6.200%	7/1/37	50	68
	Northern States Power Co.	5.350%	11/1/39	175	220
	Northern States Power Co.	3.400%	8/15/42	55	54
	Northern States Power Co.	4.000%	8/15/45	50	54
	NSTAR Electric Co.	2.375%	10/15/22	125	123
	NSTAR Electric Co.	3.200%	5/15/27	125	126
	NSTAR Electric Co.	5.500%	3/15/40	75	95
	Oglethorpe Power Corp.	6.100%	3/15/19	65	68
	Oglethorpe Power Corp.	5.950%	11/1/39	50	63
	Oglethorpe Power Corp.	5.375%	11/1/40	175	205
	Ohio Edison Co.	6.875%	7/15/36	100	136
	Ohio Power Co.	5.375%	10/1/21	175	192
	Oklahoma Gas & Electric Co.	4.150%	4/1/47	50	54
	Oklahoma Gas & Electric Co.	3.850%	8/15/47	225	233
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	475	500
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	75
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	71
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	190
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	200	248
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	86
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	100	125
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	104
[9]	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	52
	Pacific Gas & Electric Co.	2.450%	8/15/22	500	488
	Pacific Gas & Electric Co.	3.250%	6/15/23	300	302
	Pacific Gas & Electric Co.	3.750%	2/15/24	50	52
	Pacific Gas & Electric Co.	3.400%	8/15/24	50	51
	Pacific Gas & Electric Co.	3.500%	6/15/25	50	51
[9]	Pacific Gas & Electric Co.	3.300%	12/1/27	275	273
	Pacific Gas & Electric Co.	6.050%	3/1/34	550	689
	Pacific Gas & Electric Co.	5.800%	3/1/37	250	313
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	132
	Pacific Gas & Electric Co.	5.400%	1/15/40	75	91
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	242
	Pacific Gas & Electric Co.	4.600%	6/15/43	375	409
	Pacific Gas & Electric Co.	4.750%	2/15/44	150	167
	Pacific Gas & Electric Co.	4.250%	3/15/46	175	184
	Pacific Gas & Electric Co.	4.000%	12/1/46	75	77
[9]	Pacific Gas & Electric Co.	3.950%	12/1/47	175	174
	PacifiCorp	2.950%	2/1/22	100	102
	PacifiCorp	3.600%	4/1/24	125	131
	PacifiCorp	7.700%	11/15/31	600	869
	PacifiCorp	5.250%	6/15/35	100	122
	PacifiCorp	6.100%	8/1/36	75	100
	PacifiCorp	4.100%	2/1/42	200	217
	PECO Energy Co.	2.375%	9/15/22	300	297
	PG&E Corp.	2.400%	3/1/19	100	100
	Pinnacle West Capital Corp.	2.250%	11/30/20	200	199
	Potomac Electric Power Co.	6.500%	11/15/37	100	139
	Potomac Electric Power Co.	4.150%	3/15/43	150	163
	PPL Capital Funding Inc.	4.200%	6/15/22	25	26
	PPL Capital Funding Inc.	3.500%	12/1/22	115	118
	PPL Capital Funding Inc.	3.400%	6/1/23	100	102
	PPL Capital Funding Inc.	3.950%	3/15/24	50	52
	PPL Capital Funding Inc.	3.100%	5/15/26	100	98

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PPL Capital Funding Inc.	4.700%	6/1/43	25	28
	PPL Capital Funding Inc.	5.000%	3/15/44	200	234
	PPL Capital Funding Inc.	4.000%	9/15/47	75	77
	PPL Electric Utilities Corp.	3.000%	9/15/21	275	280
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	55
	PPL Electric Utilities Corp.	4.150%	10/1/45	75	83
	PPL Electric Utilities Corp.	3.950%	6/1/47	75	81
	Progress Energy Inc.	7.050%	3/15/19	400	422
	Progress Energy Inc.	4.400%	1/15/21	100	105
	Progress Energy Inc.	3.150%	4/1/22	40	40
	Progress Energy Inc.	7.000%	10/30/31	119	159
	Progress Energy Inc.	6.000%	12/1/39	125	163
	PSEG Power LLC	8.625%	4/15/31	96	126
	Public Service Co. of Colorado	5.125%	6/1/19	275	285
	Public Service Co. of Colorado	3.200%	11/15/20	25	25
	Public Service Co. of Colorado	3.600%	9/15/42	175	177
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	52
	Public Service Electric & Gas Co.	1.900%	3/15/21	150	148
	Public Service Electric & Gas Co.	3.000%	5/15/25	80	80
	Public Service Electric & Gas Co.	2.250%	9/15/26	250	235
	Public Service Electric & Gas Co.	3.000%	5/15/27	75	75
	Public Service Electric & Gas Co.	3.800%	3/1/46	250	265
	Public Service Electric & Gas Co.	3.600%	12/1/47	75	77
	Public Service Enterprise Group Inc.	2.650%	11/15/22	100	99
	Puget Energy Inc.	6.000%	9/1/21	100	111
	Puget Energy Inc.	3.650%	5/15/25	400	409
	Puget Sound Energy Inc.	6.274%	3/15/37	125	168
	Puget Sound Energy Inc.	5.757%	10/1/39	75	98
	Puget Sound Energy Inc.	4.300%	5/20/45	100	113
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	240
	San Diego Gas & Electric Co.	4.500%	8/15/40	150	175
	San Diego Gas & Electric Co.	3.750%	6/1/47	200	210
	SCANA Corp.	4.750%	5/15/21	75	78
	Sierra Pacific Power Co.	2.600%	5/1/26	100	97
	South Carolina Electric & Gas Co.	6.625%	2/1/32	50	63
	South Carolina Electric & Gas Co.	6.050%	1/15/38	25	31
	South Carolina Electric & Gas Co.	5.450%	2/1/41	100	118
	South Carolina Electric & Gas Co.	4.600%	6/15/43	75	81
	South Carolina Electric & Gas Co.	4.100%	6/15/46	350	357
	South Carolina Electric & Gas Co.	4.500%	6/1/64	100	104
	Southern California Edison Co.	3.875%	6/1/21	275	286
[4]	Southern California Edison Co.	1.845%	2/1/22	64	63
	Southern California Edison Co.	2.400%	2/1/22	300	297
	Southern California Edison Co.	3.500%	10/1/23	175	181
	Southern California Edison Co.	6.650%	4/1/29	75	96
	Southern California Edison Co.	5.750%	4/1/35	75	96
	Southern California Edison Co.	5.350%	7/15/35	200	245
	Southern California Edison Co.	5.625%	2/1/36	125	158
	Southern California Edison Co.	4.500%	9/1/40	75	84
	Southern California Edison Co.	4.050%	3/15/42	125	134
	Southern California Edison Co.	3.900%	3/15/43	100	105
	Southern California Edison Co.	4.650%	10/1/43	85	100
	Southern California Edison Co.	4.000%	4/1/47	150	161
	Southern Co.	1.850%	7/1/19	75	75
	Southern Co.	2.150%	9/1/19	50	50
	Southern Co.	2.750%	6/15/20	250	252
	Southern Co.	2.350%	7/1/21	175	174
	Southern Co.	3.250%	7/1/26	325	319
	Southern Co.	4.250%	7/1/36	275	289
	Southern Co.	4.400%	7/1/46	300	320
	Southern Power Co.	2.375%	6/1/20	50	50
	Southern Power Co.	2.500%	12/15/21	400	396
	Southern Power Co.	4.150%	12/1/25	100	105
	Southern Power Co.	5.150%	9/15/41	100	112
	Southern Power Co.	5.250%	7/15/43	50	57
	Southern Power Co.	4.950%	12/15/46	75	82
	Southwestern Electric Power Co.	6.450%	1/15/19	100	104
	Southwestern Electric Power Co.	2.750%	10/1/26	100	96
	Southwestern Electric Power Co.	6.200%	3/15/40	50	67
	Southwestern Electric Power Co.	3.900%	4/1/45	200	205
	Southwestern Public Service Co.	3.300%	6/15/24	165	169

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Southwestern Public Service Co.	4.500%	8/15/41	100	114
Southwestern Public Service Co.	3.400%	8/15/46	275	267
Southwestern Public Service Co.	3.700%	8/15/47	75	77
Tampa Electric Co.	2.600%	9/15/22	75	74
Tampa Electric Co.	6.550%	5/15/36	25	33
Tampa Electric Co.	4.100%	6/15/42	50	52
Tampa Electric Co.	4.350%	5/15/44	50	54
TECO Finance Inc.	5.150%	3/15/20	50	53
Toledo Edison Co.	6.150%	5/15/37	25	32
TransAlta Corp.	4.500%	11/15/22	100	102
TransAlta Corp.	6.500%	3/15/40	75	75
Tucson Electric Power Co.	3.050%	3/15/25	50	49
UIL Holdings Corp.	4.625%	10/1/20	75	79
Union Electric Co.	3.500%	4/15/24	75	78
Union Electric Co.	8.450%	3/15/39	150	244
Union Electric Co.	3.650%	4/15/45	125	127
Virginia Electric & Power Co.	3.450%	2/15/24	50	52
Virginia Electric & Power Co.	2.950%	11/15/26	75	74
Virginia Electric & Power Co.	3.500%	3/15/27	500	517
Virginia Electric & Power Co.	6.000%	1/15/36	125	163
Virginia Electric & Power Co.	6.000%	5/15/37	150	197
Virginia Electric & Power Co.	6.350%	11/30/37	50	68
Virginia Electric & Power Co.	4.000%	1/15/43	250	265
Virginia Electric & Power Co.	4.450%	2/15/44	475	536
Virginia Electric & Power Co.	4.200%	5/15/45	75	82
Virginia Electric & Power Co.	4.000%	11/15/46	125	133
Virginia Electric & Power Co.	3.800%	9/15/47	100	104
WEC Energy Group Inc.	2.450%	6/15/20	75	75
WEC Energy Group Inc.	3.550%	6/15/25	200	205
Westar Energy Inc.	2.550%	7/1/26	150	144
Westar Energy Inc.	3.100%	4/1/27	100	100
Westar Energy Inc.	4.125%	3/1/42	200	215
Westar Energy Inc.	4.100%	4/1/43	100	107
Westar Energy Inc.	4.250%	12/1/45	25	27
Wisconsin Electric Power Co.	2.950%	9/15/21	75	76
Wisconsin Electric Power Co.	4.250%	6/1/44	100	110
Wisconsin Power & Light Co.	6.375%	8/15/37	100	135
Xcel Energy Inc.	4.700%	5/15/20	100	104
Xcel Energy Inc.	2.400%	3/15/21	100	99
Xcel Energy Inc.	2.600%	3/15/22	75	75
Xcel Energy Inc.	3.300%	6/1/25	525	533
Xcel Energy Inc.	3.350%	12/1/26	75	76

Natural Gas (0.2%)
Atmos Energy Corp.	8.500%	3/15/19	75	81
Atmos Energy Corp.	3.000%	6/15/27	100	99
Atmos Energy Corp.	5.500%	6/15/41	200	253
Atmos Energy Corp.	4.150%	1/15/43	100	108
Atmos Energy Corp.	4.125%	10/15/44	50	55
CenterPoint Energy Resources Corp.	4.500%	1/15/21	25	26
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	320
CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	52
NiSource Finance Corp.	6.800%	1/15/19	12	12
NiSource Finance Corp.	5.450%	9/15/20	225	241
NiSource Finance Corp.	2.650%	11/17/22	75	74
NiSource Finance Corp.	3.490%	5/15/27	250	254
NiSource Finance Corp.	5.950%	6/15/41	100	128
NiSource Finance Corp.	4.800%	2/15/44	125	142
NiSource Finance Corp.	4.375%	5/15/47	250	274
ONE Gas Inc.	2.070%	2/1/19	75	75
ONE Gas Inc.	4.658%	2/1/44	25	29
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	57
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	74
Sempra Energy	1.625%	10/7/19	100	99
Sempra Energy	2.850%	11/15/20	395	397
Sempra Energy	2.875%	10/1/22	100	99
Sempra Energy	4.050%	12/1/23	100	104
Sempra Energy	3.750%	11/15/25	155	159
Sempra Energy	3.250%	6/15/27	150	149
Sempra Energy	6.000%	10/15/39	150	193
Southern California Gas Co.	2.600%	6/15/26	200	194

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Southern California Gas Co.	3.750%	9/15/42	125	130
Southern Co. Gas Capital Corp.	3.500%	9/15/21	325	331
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	74
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	93
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	53
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	99
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	107
Southwest Gas Corp.	3.800%	9/29/46	75	76
Washington Gas Light Co.	3.796%	9/15/46	100	103

Other Utility (0.0%)
American Water Capital Corp.	3.400%	3/1/25	75	77
American Water Capital Corp.	2.950%	9/1/27	200	198
American Water Capital Corp.	6.593%	10/15/37	150	210
American Water Capital Corp.	4.300%	9/1/45	100	110
American Water Capital Corp.	3.750%	9/1/47	200	205
United Utilities plc	5.375%	2/1/19	125	129
Veolia Environnement SA	6.750%	6/1/38	100	131
				68,704
Total Corporate Bonds (Cost $935,608)				972,208
Sovereign Bonds (4.8%)
African Development Bank	1.000%	5/15/19	200	197
African Development Bank	1.875%	3/16/20	500	498
African Development Bank	1.250%	7/26/21	500	483
African Development Bank	2.375%	9/23/21	300	301
African Development Bank	2.125%	11/16/22	700	690
Asian Development Bank	1.375%	1/15/19	500	497
Asian Development Bank	1.750%	3/21/19	25	25
Asian Development Bank	1.875%	4/12/19	50	50
Asian Development Bank	1.000%	8/16/19	300	295
Asian Development Bank	1.750%	1/10/20	600	596
Asian Development Bank	1.500%	1/22/20	700	692
Asian Development Bank	1.625%	5/5/20	525	520
Asian Development Bank	1.625%	3/16/21	500	491
Asian Development Bank	1.750%	6/8/21	625	615
Asian Development Bank	2.000%	2/16/22	650	643
Asian Development Bank	1.875%	2/18/22	600	588
Asian Development Bank	1.750%	9/13/22	900	874
Asian Development Bank	2.000%	1/22/25	300	291
Asian Development Bank	2.000%	4/24/26	100	96
Asian Development Bank	2.625%	1/12/27	200	201
Asian Development Bank	2.375%	8/10/27	275	270
Asian Development Bank	6.220%	8/15/27	100	131
Asian Development Bank	2.500%	11/2/27	1,370	1,356
Asian Development Bank	5.820%	6/16/28	148	180
Canada	1.625%	2/27/19	560	559
Canada	2.000%	11/15/22	570	562
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	150	148
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	300	299
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	504
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	316
Corp. Andina de Fomento	8.125%	6/4/19	1,150	1,240
Corp. Andina de Fomento	2.200%	7/18/20	455	452
Corp. Andina de Fomento	2.750%	1/6/23	250	248
Council Of Europe Development Bank	1.500%	5/17/19	100	99
Council Of Europe Development Bank	1.625%	3/10/20	300	297
Council Of Europe Development Bank	1.625%	3/16/21	200	196
Ecopetrol SA	5.875%	9/18/23	225	249
Ecopetrol SA	4.125%	1/16/25	200	202
Ecopetrol SA	5.375%	6/26/26	750	806
Ecopetrol SA	7.375%	9/18/43	100	120
Ecopetrol SA	5.875%	5/28/45	200	203
Emirates Telecommunications Group
Co. PJSC	3.500%	6/18/24	200	204
European Bank for Reconstruction &
Development	1.750%	6/14/19	390	389
European Bank for Reconstruction &
Development	0.875%	7/22/19	850	832
European Bank for Reconstruction &
Development	1.750%	11/26/19	500	497

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	European Bank for Reconstruction &
	Development	1.500%	3/16/20	350	346
	European Bank for Reconstruction &
	Development	1.875%	7/15/21	225	223
	European Bank for Reconstruction &
	Development	1.875%	2/23/22	200	197
	European Investment Bank	1.875%	3/15/19	1,500	1,498
	European Investment Bank	1.750%	6/17/19	885	882
	European Investment Bank	1.125%	8/15/19	1,225	1,209
	European Investment Bank	1.625%	3/16/20	1,275	1,263
	European Investment Bank	1.375%	6/15/20	1,825	1,793
	European Investment Bank	2.875%	9/15/20	1,025	1,044
	European Investment Bank	1.625%	12/15/20	125	123
	European Investment Bank	4.000%	2/16/21	25	26
	European Investment Bank	2.000%	3/15/21	2,750	2,733
	European Investment Bank	2.500%	4/15/21	850	856
	European Investment Bank	1.625%	6/15/21	1,000	979
	European Investment Bank	1.375%	9/15/21	100	97
	European Investment Bank	2.125%	10/15/21	100	99
	European Investment Bank	2.375%	6/15/22	1,725	1,726
	European Investment Bank	2.000%	12/15/22	725	711
	European Investment Bank	3.250%	1/29/24	400	417
	European Investment Bank	2.500%	10/15/24	200	200
	European Investment Bank	1.875%	2/10/25	1,050	1,005
	European Investment Bank	2.375%	5/24/27	225	221
	European Investment Bank	4.875%	2/15/36	225	295
[10]	Export Development Canada	1.750%	8/19/19	100	100
[10]	Export Development Canada	1.625%	12/3/19	150	149
	Export Development Canada	1.625%	1/17/20	450	446
	Export Development Canada	1.625%	6/1/20	90	88
	Export Development Canada	2.000%	11/30/20	805	802
	Export Development Canada	1.500%	5/26/21	525	513
	Export Development Canada	1.375%	10/21/21	200	194
	Export-Import Bank of Korea	1.750%	2/27/18	325	325
	Export-Import Bank of Korea	2.375%	8/12/19	200	199
	Export-Import Bank of Korea	1.500%	10/21/19	175	171
	Export-Import Bank of Korea	2.500%	11/1/20	200	198
	Export-Import Bank of Korea	2.500%	5/10/21	300	296
	Export-Import Bank of Korea	4.375%	9/15/21	75	79
	Export-Import Bank of Korea	1.875%	10/21/21	250	240
	Export-Import Bank of Korea	5.000%	4/11/22	275	296
	Export-Import Bank of Korea	3.000%	11/1/22	600	597
	Export-Import Bank of Korea	4.000%	1/14/24	650	681
	Export-Import Bank of Korea	2.625%	5/26/26	200	190
	FMS Wertmanagement AoeR	1.000%	8/16/19	500	492
[11]	FMS Wertmanagement AoeR	1.750%	1/24/20	500	497
	FMS Wertmanagement AoeR	1.750%	3/17/20	150	149
	FMS Wertmanagement AoeR	2.000%	8/1/22	470	463
	Hydro-Quebec	8.400%	1/15/22	375	453
	Hydro-Quebec	8.050%	7/7/24	200	258
	Industrial & Commercial Bank of China
	Ltd.	3.231%	11/13/19	250	252
	Industrial & Commercial Bank of China
	Ltd.	2.635%	5/26/21	250	247
	Industrial & Commercial Bank of China
	Ltd.	2.957%	11/8/22	250	248
	Inter-American Development Bank	1.000%	5/13/19	300	296
	Inter-American Development Bank	1.125%	9/12/19	100	99
	Inter-American Development Bank	3.875%	9/17/19	2,175	2,244
	Inter-American Development Bank	1.750%	10/15/19	600	597
	Inter-American Development Bank	3.875%	2/14/20	50	52
	Inter-American Development Bank	1.625%	5/12/20	250	248
	Inter-American Development Bank	1.875%	6/16/20	275	274
	Inter-American Development Bank	2.125%	1/18/22	700	696
	Inter-American Development Bank	1.750%	4/14/22	800	782
	Inter-American Development Bank	3.000%	10/4/23	800	824
	Inter-American Development Bank	3.000%	2/21/24	650	668
	Inter-American Development Bank	2.125%	1/15/25	400	391
	Inter-American Development Bank	7.000%	6/15/25	100	126
	Inter-American Development Bank	2.000%	6/2/26	1,000	954

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Inter-American Development Bank	2.375%	7/7/27	450	442
	Inter-American Development Bank	3.200%	8/7/42	100	102
	International Bank for Reconstruction &
	Development	1.875%	3/15/19	1,225	1,224
	International Bank for Reconstruction &
	Development	1.250%	7/26/19	1,200	1,187
	International Bank for Reconstruction &
	Development	0.875%	8/15/19	925	909
	International Bank for Reconstruction &
	Development	1.875%	10/7/19	600	599
	International Bank for Reconstruction &
	Development	1.125%	11/27/19	525	516
	International Bank for Reconstruction &
	Development	1.875%	4/21/20	1,250	1,246
	International Bank for Reconstruction &
	Development	1.625%	9/4/20	775	765
	International Bank for Reconstruction &
	Development	1.625%	3/9/21	1,100	1,081
	International Bank for Reconstruction &
	Development	1.375%	5/24/21	1,100	1,070
	International Bank for Reconstruction &
	Development	2.250%	6/24/21	450	451
	International Bank for Reconstruction &
	Development	1.375%	9/20/21	2,250	2,180
	International Bank for Reconstruction &
	Development	2.125%	12/13/21	255	254
	International Bank for Reconstruction &
	Development	2.000%	1/26/22	145	143
	International Bank for Reconstruction &
	Development	1.625%	2/10/22	1,025	1,000
	International Bank for Reconstruction &
	Development	2.500%	11/25/24	750	751
	International Bank for Reconstruction &
	Development	2.500%	7/29/25	1,000	997
	International Bank for Reconstruction &
	Development	2.500%	11/22/27	350	347
	International Bank for Reconstruction &
	Development	4.750%	2/15/35	250	321
	International Finance Corp.	1.750%	9/16/19	300	299
	International Finance Corp.	1.750%	3/30/20	450	447
	International Finance Corp.	2.125%	4/7/26	1,100	1,064
[12]	Japan Bank for International
	Cooperation	2.125%	6/1/20	350	348
[12]	Japan Bank for International
	Cooperation	2.125%	7/21/20	330	328
[12]	Japan Bank for International
	Cooperation	2.125%	11/16/20	670	665
[12]	Japan Bank for International
	Cooperation	1.875%	4/20/21	300	293
[12]	Japan Bank for International
	Cooperation	1.500%	7/21/21	750	724
[12]	Japan Bank for International
	Cooperation	2.000%	11/4/21	1,450	1,420
[12]	Japan Bank for International
	Cooperation	2.500%	6/1/22	450	448
[12]	Japan Bank for International
	Cooperation	2.375%	7/21/22	250	247
[12]	Japan Bank for International
	Cooperation	2.375%	11/16/22	540	533
[12]	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	103
[12]	Japan Bank for International
	Cooperation	3.000%	5/29/24	500	508
[12]	Japan Bank for International
	Cooperation	2.125%	2/10/25	200	192
[12]	Japan Bank for International
	Cooperation	2.375%	4/20/26	200	193
[12]	Japan Bank for International
	Cooperation	2.250%	11/4/26	200	191

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[12]	Japan Bank for International
	Cooperation	2.750%	11/16/27	800	796
[12]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	311
[12]	Japan International Cooperation Agency	2.750%	4/27/27	200	197
[11]	KFW	1.875%	4/1/19	775	774
[11]	KFW	4.875%	6/17/19	2,150	2,239
[11]	KFW	1.000%	7/15/19	650	640
[11]	KFW	1.500%	9/9/19	2,475	2,454
[11]	KFW	1.750%	10/15/19	200	199
[11]	KFW	4.000%	1/27/20	50	52
[11]	KFW	1.500%	4/20/20	625	617
[11]	KFW	1.625%	5/29/20	1,900	1,879
[11]	KFW	1.875%	6/30/20	1,100	1,093
[11]	KFW	2.750%	9/8/20	1,700	1,728
[11]	KFW	2.750%	10/1/20	200	203
[11]	KFW	1.875%	12/15/20	550	547
[11]	KFW	1.625%	3/15/21	900	883
[11]	KFW	1.500%	6/15/21	900	878
[11]	KFW	1.750%	9/15/21	600	589
[11]	KFW	2.125%	3/7/22	1,000	993
[11]	KFW	2.125%	6/15/22	750	744
[11]	KFW	2.000%	10/4/22	950	935
[11]	KFW	2.125%	1/17/23	1,025	1,013
[11]	KFW	2.500%	11/20/24	800	798
[11]	KFW	2.000%	5/2/25	300	289
[11]	KFW	0.000%	4/18/36	400	234
[11]	KFW	0.000%	6/29/37	200	114
	Korea Development Bank	3.000%	3/17/19	200	201
	Korea Development Bank	4.625%	11/16/21	150	159
	Korea Development Bank	3.000%	9/14/22	750	748
	Korea Development Bank	3.750%	1/22/24	400	414
[11]	Landwirtschaftliche Rentenbank	1.750%	4/15/19	75	75
[11]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	50	49
[11]	Landwirtschaftliche Rentenbank	2.250%	10/1/21	75	75
[11]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	822
[11]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	470
[11]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	258
[11]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	350	347
	Nexen Energy ULC	7.875%	3/15/32	50	71
	Nexen Energy ULC	6.400%	5/15/37	450	585
	Nexen Energy ULC	7.500%	7/30/39	200	296
	Nordic Investment Bank	1.875%	6/14/19	300	300
	Nordic Investment Bank	1.500%	9/29/20	200	197
	Nordic Investment Bank	1.625%	11/20/20	200	197
	Nordic Investment Bank	1.250%	8/2/21	400	387
	North American Development Bank	4.375%	2/11/20	100	104
[13]	Oesterreichische Kontrollbank AG	1.125%	4/26/19	350	346
[13]	Oesterreichische Kontrollbank AG	1.750%	1/24/20	250	248
[13]	Oesterreichische Kontrollbank AG	1.375%	2/10/20	700	689
[13]	Oesterreichische Kontrollbank AG	1.500%	10/21/20	300	294
[4]	Oriental Republic of Uruguay	4.500%	8/14/24	125	136
[4]	Oriental Republic of Uruguay	4.375%	10/27/27	150	161
[4]	Oriental Republic of Uruguay	7.625%	3/21/36	400	570
[4]	Oriental Republic of Uruguay	4.125%	11/20/45	300	301
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	850	945
	Petroleos Mexicanos	5.500%	2/4/19	500	516
	Petroleos Mexicanos	6.000%	3/5/20	100	106
	Petroleos Mexicanos	3.500%	7/23/20	100	102
	Petroleos Mexicanos	5.500%	1/21/21	400	426
	Petroleos Mexicanos	6.375%	2/4/21	1,451	1,580
	Petroleos Mexicanos	4.875%	1/24/22	425	443
	Petroleos Mexicanos	3.500%	1/30/23	365	358
	Petroleos Mexicanos	4.625%	9/21/23	487	500
	Petroleos Mexicanos	4.875%	1/18/24	350	364
	Petroleos Mexicanos	2.378%	4/15/25	38	37
	Petroleos Mexicanos	4.500%	1/23/26	125	125
	Petroleos Mexicanos	6.875%	8/4/26	429	486
[9]	Petroleos Mexicanos	6.500%	3/13/27	1,100	1,202
[9]	Petroleos Mexicanos	6.500%	3/13/27	300	328

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	6.625%	6/15/35	625	669
	Petroleos Mexicanos	6.625%	6/15/38	150	156
	Petroleos Mexicanos	6.500%	6/2/41	400	413
	Petroleos Mexicanos	5.500%	6/27/44	184	170
	Petroleos Mexicanos	5.625%	1/23/46	1,059	978
	Petroleos Mexicanos	6.750%	9/21/47	688	720
[9]	Petroleos Mexicanos	6.750%	9/21/47	1,000	1,047
[14]	Power Sector Assets & Liabilities
	Management Corp.	9.625%	5/15/28	35	53
	Province of Alberta	1.900%	12/6/19	400	398
	Province of Alberta	2.200%	7/26/22	400	394
	Province of British Columbia	2.000%	10/23/22	200	196
	Province of British Columbia	2.250%	6/2/26	300	290
	Province of Manitoba	1.750%	5/30/19	175	174
	Province of Manitoba	2.050%	11/30/20	300	297
	Province of Manitoba	2.100%	9/6/22	150	147
	Province of Manitoba	3.050%	5/14/24	250	255
	Province of Manitoba	2.125%	6/22/26	90	85
	Province of New Brunswick	2.500%	12/12/22	95	95
	Province of Ontario	1.250%	6/17/19	500	494
	Province of Ontario	1.650%	9/27/19	225	223
	Province of Ontario	4.000%	10/7/19	575	593
	Province of Ontario	4.400%	4/14/20	700	733
	Province of Ontario	2.500%	9/10/21	575	576
	Province of Ontario	2.400%	2/8/22	650	648
	Province of Ontario	2.250%	5/18/22	500	495
	Province of Ontario	2.450%	6/29/22	150	150
	Province of Ontario	2.200%	10/3/22	400	394
	Province of Ontario	3.200%	5/16/24	150	155
	Province of Ontario	2.500%	4/27/26	250	245
	Province of Quebec	3.500%	7/29/20	350	361
	Province of Quebec	2.750%	8/25/21	325	328
	Province of Quebec	2.375%	1/31/22	100	100
	Province of Quebec	2.625%	2/13/23	400	401
	Province of Quebec	2.500%	4/20/26	200	196
	Province of Quebec	2.750%	4/12/27	850	843
	Province of Quebec	7.500%	9/15/29	475	673
	Republic of Chile	2.250%	10/30/22	175	172
	Republic of Chile	3.125%	1/21/26	735	744
	Republic of Chile	3.860%	6/21/47	275	283
	Republic of Colombia	7.375%	3/18/19	400	424
	Republic of Colombia	4.375%	7/12/21	450	474
	Republic of Colombia	4.000%	2/26/24	700	725
	Republic of Colombia	8.125%	5/21/24	100	127
[4]	Republic of Colombia	4.500%	1/28/26	522	558
[4]	Republic of Colombia	3.875%	4/25/27	400	407
	Republic of Colombia	10.375%	1/28/33	200	316
	Republic of Colombia	7.375%	9/18/37	100	135
	Republic of Colombia	6.125%	1/18/41	275	334
[4]	Republic of Colombia	5.625%	2/26/44	200	229
[4]	Republic of Colombia	5.000%	6/15/45	1,100	1,163
	Republic of Hungary	6.250%	1/29/20	350	375
	Republic of Hungary	6.375%	3/29/21	2,450	2,723
	Republic of Hungary	5.750%	11/22/23	400	457
	Republic of Hungary	7.625%	3/29/41	100	157
	Republic of Indonesia	2.950%	1/11/23	200	199
	Republic of Indonesia	4.350%	1/11/48	300	305
	Republic of Italy	6.875%	9/27/23	445	524
	Republic of Italy	5.375%	6/15/33	275	323
	Republic of Korea	7.125%	4/16/19	600	635
	Republic of Korea	5.625%	11/3/25	100	118
	Republic of Panama	5.200%	1/30/20	200	211
[4]	Republic of Panama	4.000%	9/22/24	200	212
[4]	Republic of Panama	3.750%	3/16/25	200	208
	Republic of Panama	7.125%	1/29/26	400	510
[4]	Republic of Panama	3.875%	3/17/28	300	314
	Republic of Panama	9.375%	4/1/29	300	454
[4]	Republic of Panama	6.700%	1/26/36	292	390
[4]	Republic of Panama	4.500%	5/15/47	200	215
[4]	Republic of Panama	4.300%	4/29/53	200	208

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Peru	7.350%	7/21/25	425	553
	Republic of Peru	8.750%	11/21/33	645	1,020
[4]	Republic of Peru	6.550%	3/14/37	225	305
	Republic of Peru	5.625%	11/18/50	350	452
	Republic of Poland	6.375%	7/15/19	961	1,019
	Republic of Poland	5.125%	4/21/21	275	298
	Republic of Poland	5.000%	3/23/22	775	849
	Republic of Poland	3.000%	3/17/23	325	330
	Republic of Poland	4.000%	1/22/24	150	160
	Republic of Poland	3.250%	4/6/26	150	153
	Republic of the Philippines	4.000%	1/15/21	350	367
	Republic of the Philippines	9.500%	10/21/24	350	500
	Republic of the Philippines	10.625%	3/16/25	100	151
	Republic of the Philippines	5.500%	3/30/26	225	266
	Republic of the Philippines	9.500%	2/2/30	225	355
	Republic of the Philippines	7.750%	1/14/31	400	570
	Republic of the Philippines	6.375%	1/15/32	500	650
	Republic of the Philippines	6.375%	10/23/34	550	735
	Republic of the Philippines	3.950%	1/20/40	400	412
	Republic of the Philippines	3.700%	3/1/41	200	199
	Republic of the Philippines	3.700%	2/2/42	350	349
	State of Israel	5.125%	3/26/19	350	362
	State of Israel	3.150%	6/30/23	400	410
	State of Israel	2.875%	3/16/26	200	200
	State of Israel	4.500%	1/30/43	200	219
	Statoil ASA	2.250%	11/8/19	250	250
	Statoil ASA	2.750%	11/10/21	300	303
	Statoil ASA	3.150%	1/23/22	150	154
	Statoil ASA	2.450%	1/17/23	450	446
	Statoil ASA	2.650%	1/15/24	250	249
	Statoil ASA	3.700%	3/1/24	150	157
	Statoil ASA	3.250%	11/10/24	150	154
	Statoil ASA	7.250%	9/23/27	300	397
	Statoil ASA	5.100%	8/17/40	125	151
	Statoil ASA	4.250%	11/23/41	175	189
	Statoil ASA	3.950%	5/15/43	125	131
	Statoil ASA	4.800%	11/8/43	175	205
	Svensk Exportkredit AB	1.250%	4/12/19	300	297
	Svensk Exportkredit AB	1.875%	6/17/19	200	200
	Svensk Exportkredit AB	1.125%	8/28/19	300	295
	Svensk Exportkredit AB	1.750%	5/18/20	190	188
	Svensk Exportkredit AB	1.875%	6/23/20	200	198
	Svensk Exportkredit AB	1.750%	8/28/20	380	375
	Svensk Exportkredit AB	1.750%	3/10/21	250	246
	Svensk Exportkredit AB	2.000%	8/30/22	190	186
	United Mexican States	3.500%	1/21/21	100	103
	United Mexican States	3.625%	3/15/22	958	994
	United Mexican States	4.000%	10/2/23	1,026	1,075
	United Mexican States	3.600%	1/30/25	600	607
	United Mexican States	4.125%	1/21/26	200	209
	United Mexican States	4.150%	3/28/27	700	727
	United Mexican States	7.500%	4/8/33	100	136
	United Mexican States	6.050%	1/11/40	2,045	2,409
	United Mexican States	4.750%	3/8/44	765	773
	United Mexican States	4.600%	1/23/46	600	593
	United Mexican States	4.350%	1/15/47	350	335
	United Mexican States	5.750%	10/12/10	342	361
Total Sovereign Bonds (Cost $165,545)					167,375
Taxable Municipal Bonds (0.7%)
	Alabama Economic Settlement
	Authority BP Settlement Revenue	3.163%	9/15/25	100	101
	American Municipal Power Ohio Inc.
	Revenue (Prairie State Energy
	Campus Project)	5.939%	2/15/47	150	197
	American Municipal Power Ohio Inc.
	Revenue (Prairie State Energy
	Campus Project)	6.270%	2/15/50	50	65

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	76
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	213
Bay Area Toll Authority California Toll
Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	100	144
Bay Area Toll Authority California Toll
Bridge Revenue (San Francisco
Bay Area)	6.263%	4/1/49	250	369
Bay Area Toll Authority California Toll
Bridge Revenue (San Francisco
Bay Area)	6.907%	10/1/50	200	316
California Department of Water
Resources Power Supply Revenue	2.000%	5/1/22	150	147
California GO	6.200%	10/1/19	275	295
California GO	5.700%	11/1/21	250	279
California GO	7.500%	4/1/34	600	889
California GO	7.300%	10/1/39	75	112
California GO	7.350%	11/1/39	925	1,388
California GO	7.625%	3/1/40	205	321
California GO	7.600%	11/1/40	200	319
California State University Systemwide
Revenue	3.899%	11/1/47	50	53
Central Puget Sound WA Regional
Transit Authority Sales & Use Tax
Revenue	5.491%	11/1/39	50	64
Chicago IL GO	7.045%	1/1/29	50	55
Chicago IL GO	7.375%	1/1/33	150	174
Chicago IL GO	7.781%	1/1/35	50	60
Chicago IL GO	6.314%	1/1/44	100	107
Chicago IL O’Hare International Airport
Revenue	6.395%	1/1/40	125	175
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	150	195
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	170
Chicago IL Water Revenue	6.742%	11/1/40	175	233
Clark County NV Airport System
Revenue	6.881%	7/1/42	100	107
Clark County NV Airport System
Revenue	6.820%	7/1/45	100	156
Connecticut GO	5.090%	10/1/30	175	194
Connecticut GO	5.850%	3/15/32	200	241
Cook County IL GO	6.229%	11/15/34	50	64
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	138
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	62
Dallas TX Convention Center Hotel
Development Corp. Hotel Revenue	7.088%	1/1/42	150	204
Dallas TX Independent School
District GO	6.450%	2/15/35	100	112
District of Columbia Income Tax
Revenue	5.591%	12/1/34	50	62
District of Columbia Water & Sewer
Authority Public Utility Revenue	4.814%	10/1/14	150	175
Energy Northwest Washington Electric
Revenue (Columbia Generating Station) 2.197%		7/1/19	100	100
Florida Board of Administration Finance
Corp Revenue	2.638%	7/1/21	150	150
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	450	456
George Washington University District
of Columbia GO	3.485%	9/15/22	200	205
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	250	321
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	189

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Georgia Municipal Electric Power
	Authority Revenue	7.055%	4/1/57	75	92
	Houston TX GO	6.290%	3/1/32	145	171
	Illinois GO	5.877%	3/1/19	250	258
	Illinois GO	4.950%	6/1/23	400	417
	Illinois GO	5.100%	6/1/33	1,200	1,198
	Illinois GO	7.350%	7/1/35	300	347
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	50	65
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	3.985%	1/1/29	150	159
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	4.532%	1/1/35	100	112
	Los Angeles CA Department of Water
	& Power Revenue	6.166%	7/1/40	25	27
	Los Angeles CA Department of Water
	& Power Revenue	6.574%	7/1/45	100	151
	Los Angeles CA Department of Water
	& Power Revenue	6.603%	7/1/50	100	155
	Los Angeles CA Unified School
	District GO	5.755%	7/1/29	200	245
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	125	159
	Los Angeles CA Unified School
	District GO	6.758%	7/1/34	200	276
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax
	Revenue	5.735%	6/1/39	75	95
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	78
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	67
	Massachusetts GO	4.200%	12/1/21	125	131
	Massachusetts GO	5.456%	12/1/39	150	191
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	100	127
	Massachusetts Transportation Fund
	Revenue	5.731%	6/1/40	50	65
	Metropolitan Government of Nashville
	& Davidson County TN Convention
	Center Authority Tourism Tax Revenue	6.731%	7/1/43	50	69
	Metropolitan Washington DC/VA
	Airports Authority Dulles Toll Road
	Revenue	7.462%	10/1/46	50	77
	Mississippi GO	5.245%	11/1/34	50	60
	Missouri Health & Educational Facilities
	Authority Revenue (Washington
	University)	3.652%	8/15/57	100	102
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	61
[15]	New Jersey Economic Development
	Authority Revenue (State Pension
	Funding)	7.425%	2/15/29	225	281
	New Jersey Transportation Trust
	Fund Authority Transportation
	System Revenue	6.104%	12/15/28	100	105
	New Jersey Transportation Trust
	Fund Authority Transportation
	System Revenue	6.561%	12/15/40	400	530
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	100	154
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	400	598
	New York City NY GO	6.246%	6/1/35	25	27
	New York City NY GO	5.517%	10/1/37	50	63
	New York City NY GO	6.271%	12/1/37	100	135
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	68

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	70
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	70
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	132
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	242
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	150	188
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	127
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	95
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	7.336%	11/15/39	400	619
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	64
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	125
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	183
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	100	152
	Ohio State University General Receipts
	Revenue	4.910%	6/1/40	100	121
	Ohio State University General Receipts
	Revenue	3.798%	12/1/46	100	103
	Ohio State University General Receipts
	Revenue	4.800%	6/1/11	100	112
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	86
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	150	193
	Oregon GO	5.762%	6/1/23	181	199
	Oregon GO	5.892%	6/1/27	75	90
[16]	Oregon School Boards Association GO	5.528%	6/30/28	50	58
	Pennsylvania Public School Building
	Authority Lease Revenue (School
	District of Philadelphia)	5.000%	9/15/27	50	56
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	65
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	75	96
	Port Authority of New York &
	New Jersey Revenue	4.960%	8/1/46	250	310
	Port Authority of New York &
	New Jersey Revenue	5.310%	8/1/46	100	112
	Port Authority of New York &
	New Jersey Revenue	4.926%	10/1/51	100	124
	Port Authority of New York &
	New Jersey Revenue	4.458%	10/1/62	550	635
	Port Authority of New York &
	New Jersey Revenue	4.810%	10/15/65	100	122
	President & Fellows of Harvard College
	Massachusetts GO	4.875%	10/15/40	225	280
	President & Fellows of Harvard College
	Massachusetts GO	3.150%	7/15/46	100	97
	Princeton University New Jersey GO	5.700%	3/1/39	200	265
	Regents of the University of California
	Revenue	3.063%	7/1/25	100	101
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	100	136

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Rutgers State University New Jersey
	Revenue	5.665%	5/1/40	50	61
	Sales Tax Securitization Corp.	3.587%	1/1/43	75	75
	Salt River Project Arizona Agricultural
	Improvement & Power District
	Revenue	4.839%	1/1/41	150	181
	San Antonio TX Electric & Gas Systems
	Revenue	5.985%	2/1/39	125	168
	San Antonio TX Electric & Gas Systems
	Revenue	5.808%	2/1/41	125	166
	San Diego County CA Water Authority
	Revenue	6.138%	5/1/49	100	141
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.950%	11/1/50	100	149
	San Jose California Redevelopment
	Agency Successor Agency Tax
	Allocation	3.375%	8/1/34	100	99
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	242
	South Carolina Public Service Authority
	Revenue	2.388%	12/1/23	100	95
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	100	136
	Texas GO	5.517%	4/1/39	50	66
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	175	210
	Texas Transportation Commission
	Revenue	4.631%	4/1/33	350	398
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	59
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	250	355
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	70
	University of California Revenue	6.270%	5/15/31	500	525
	University of California Revenue	5.946%	5/15/45	175	229
	University of Southern California GO	5.250%	10/1/11	100	125
	University of Texas Permanent
	University Fund Revenue	3.376%	7/1/47	50	50
	University of Texas Revenue	3.354%	8/15/47	50	50
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	25	27
	University of Texas System Revenue
	Financing System Revenue	5.134%	8/15/42	100	124
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	75	90
	University of Virginia Revenue	4.179%	9/1/17	50	52
	Utah GO	4.554%	7/1/24	50	54
	Utah GO	3.539%	7/1/25	50	52
	Washington GO	5.140%	8/1/40	150	189
	Wisconsin Annual Appropriation
	Revenue	3.954%	5/1/36	250	260
	Wisconsin General Fund Annual
	Appropriation Revenue	3.154%	5/1/27	100	101
[16]	Wisconsin GO	5.700%	5/1/26	75	86
Total Taxable Municipal Bonds (Cost $22,594)					26,482

				Shares
Temporary Cash Investment (3.8%)
Money Market Fund (3.8%)
[17]	Vanguard Market Liquidity Fund
	(Cost $132,722)	1.458%	1,327,140		132,728
Total Investments (103.2%) (Cost $3,567,500)					3,611,912

Amount
($000)
Other Assets and Liabilities (-3.2%)
Other Assets
Investment in Vanguard	191
Receivables for Investment Securities Sold	13,728
Receivables for Accrued Income	20,837
Receivables for Capital Shares Issued	4,298
Other Assets	1,051
Total Other Assets	40,105
Liabilities
Payables for Investment Securities Purchased	(147,047)
Payables for Capital Shares Redeemed	(4,044)
Payables to Vanguard	(2,360)
Other Liabilities	(201)
Total Liabilities	(153,652)
Net Assets (100%)
Applicable to 295,060,230 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,498,365
Net Asset Value Per Share	$11.86

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,370,960
Undistributed Net Investment Income	76,328
Accumulated Net Realized Gains	6,665
Unrealized Appreciation (Depreciation)	44,412
Net Assets	3,498,365

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2017.
6 Adjustable-rate security based upon 6-month USD LIBOR plus spread.
7 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
8 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
9 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At
December 31, 2017, the aggregate value of these securities was $33,683,000, representing 1.0%
of net assets.
10 Guaranteed by the Government of Canada.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Government of Japan.
13 Guaranteed by the Republic of Austria.
14 Guaranteed by the Republic of the Philippines.
15 Scheduled principal and interest payments are guaranteed by National Public Finance
Guarantee Corp.
16 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty
Municipal Corporation).
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Interest[1]	83,870
Total Income	83,870
Expenses
The Vanguard Group—Note B
Investment Advisory Services	405
Management and Administrative	3,543
Marketing and Distribution	517
Custodian Fees	168
Auditing Fees	92
Shareholders’ Reports and Proxy	84
Trustees’ Fees and Expenses	3
Total Expenses	4,812
Net Investment Income	79,058
Realized Net Gain (Loss)
Investment Securities Sold[1]	6,822
Futures Contracts	(3)
Realized Net Gain (Loss)	6,819
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	23,124
Net Increase (Decrease) in Net Assets
Resulting from Operations	109,001

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,026,000, ($3,000), and ($3,000), respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	79,058	72,296
Realized Net Gain (Loss)	6,819	9,979
Change in Unrealized Appreciation (Depreciation)	23,124	(12,471)
Net Increase (Decrease) in Net Assets Resulting from Operations	109,001	69,804
Distributions
Net Investment Income	(71,452)	(66,607)
Realized Capital Gain[1]	(9,620)	(7,935)
Total Distributions	(81,072)	(74,542)
Capital Share Transactions
Issued	957,289	576,972
Issued in Lieu of Cash Distributions	81,072	74,542
Redeemed	(553,064)	(460,888)
Net Increase (Decrease) from Capital Share Transactions	485,297	190,626
Total Increase (Decrease)	513,226	185,888
Net Assets
Beginning of Period	2,985,139	2,799,251
End of Period[2]	3,498,365	2,985,139

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,591,000 and $1,202,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $76,328,000 and $68,722,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.77	$11.79	$12.07	$11.73	$12.46
Investment Operations
Net Investment Income	. 292[1]	.283	.276	.281	.305
Net Realized and Unrealized Gain (Loss)
on Investments	.119	.007	(.233)	.397	(.580)
Total from Investment Operations	.411	.290	.043	.678	(.275)
Distributions
Dividends from Net Investment Income	(.283)	(.277)	(.272)	(.295)	(.315)
Distributions from Realized Capital Gains	(.038)	(.033)	(.051)	(.043)	(.140)
Total Distributions	(.321)	(.310)	(.323)	(.338)	(.455)
Net Asset Value, End of Period	$11.86	$11.77	$11.79	$12.07	$11.73

Total Return	3.57%	2.47%	0.33%	5.89%	-2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,498	$2,985	$2,799	$2,619	$2,305
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.48%	2.41%	2.43%	2.47%	2.36%
Portfolio Turnover Rate[2]	91%	104%	149%	118%	106%
1 Calculated based on average shares outstanding.
2 Includes 24%, 33%, 61%, 61%, and 69% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2017.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with

Vanguard Total Bond Market Index Portfolio

that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $191,000, representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Vanguard Total Bond Market Index Portfolio

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,228,657	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	84,462	—
Corporate Bonds	—	972,208	—
Sovereign Bonds	—	167,375	—
Taxable Municipal Bonds	—	26,482	—
Temporary Cash Investments	132,728	—	—
Total	132,728	3,479,184	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $78,423,000 of ordinary income and $6,675,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $3,567,502,000. Net unrealized appreciation of investment securities for tax purposes was $44,410,000, consisting of unrealized gains of $72,071,000 on securities that had risen in value since their purchase and $27,661,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2017, the portfolio purchased $389,798,000 of investment securities and sold $272,199,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,974,315,000 and $2,605,543,000, respectively.

F. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	81,315	48,186
Issued in Lieu of Cash Distributions	7,025	6,360
Redeemed	(46,886)	(38,464)
Net Increase (Decrease) in Shares Outstanding	41,454	16,082

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 44% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard Total
Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $8,029,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,011.95	$0.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard Total Bond Market Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float
Adjusted Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total Bond Market Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total Bond Market Index Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the
sponsor of the Total Bond Market Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total Bond Market Index Portfolio or the owners of the Total Bond Market Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Total Bond Market Index Portfolio. Investors acquire the Total Bond
Market Index Portfolio from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total Bond Market Index Portfolio. The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor
Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total Bond Market Index Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total Bond Market
Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total Bond Market Index Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total Bond Market Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS
OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG
NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE
OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY
DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG
BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL BOND MARKET INDEX PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays
Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

Vanguard® Growth Portfolio

Advisors’ Report

Vanguard Growth Portfolio returned 30.92% for the 12 months ended December 31, 2017, a step ahead of its benchmark, the Russell 1000 Growth Index (+30.21%), and peer-group (+30.34%). Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during 2017 and of the effect it had on the portfolio’s positioning. These reports were prepared on January 24, 2018.

Wellington Management Company llp

Portfolio Manager:

Andrew J. Shilling, CFA,
Senior Managing Director

Our portion of the portfolio seeks to outperform growth indexes and, over the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-cap companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to sustain above-average growth.

U.S. equities, as measured by the S&P 500 Index, returned 21.83% for the fiscal year. Growth stocks outperformed value stocks and large-cap companies led their smaller-cap peers.

Notable contributors to performance for our portfolio included Alibaba, a dominant Chinese e-commerce company that continued to take share in the still nascent online retail category; ServiceNow, a provider of cloud-based services that continues to demonstrate rapid growth and market share gains; and PayPal, the online payments company. Our position in TransUnion, a credit reporting agency, benefited from steady top- and bottom-line success following years of expanded product development and new market penetration.

Detractors, on the other hand, included our positions in Uber Technologies, a privately held transportation and ride-sharing company that came under pressure following a series of public relations matters and the resulting departure of founder and CEO Travis Kalanick, and O-Reilly Automotive, an auto parts retailer that sold off with the broader sector over increasing fears of Amazon-related disruption.

The portfolio’s top detractors also included Under Armour, a maker of athletic apparel, which struggled amid market concerns that the company’s investment in its international business would depress near-term earnings, and Bristol-Myers Squibb, a U.S.-based pharmaceutical company whose shares fell following the release of negative results from a clinical trial. We eliminated our position in Under Armour during the period.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
December 31, 2017		Annual Return
Vanguard Growth Portfolio	30.92%	9.05%
Russell 1000 Growth Index	30.21	10.00
Variable Insurance Large-Cap Growth Funds Average[1]	30.34	8.32

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.42%	0.87%

1 Derived from data provided by Lipper, a Thomson Reuters Company
2 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Growth Portfolio’s expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Growth Portfolio

Given the combination of synchronized global growth and geopolitical uncertainty, we have maintained the portfolio’s exposure to quality growth companies benefiting from secular trends and long-cycle growth. We believe that these companies, supported by strong barriers to entry, can outgrow the broader market through the coming years. We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth. We are confident that this time-tested process continues to yield a portfolio of stocks that is well-positioned to outperform.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

Our portfolio’s performance for the year was largely driven by our stock exposure. Health care was the largest detractor among sectors, and information technology was the largest contributor to performance.

Our largest relative contributor to performance was PayPal Holdings. PayPal continues to perform with increasing business momentum; it has experienced significant growth in both total payment volume and active users. The company also announced that over 2 million PayPal merchants would now accept Venmo, an attractive offering for merchants targeting millennials. We believe that PayPal’s core payment product will continue to perform as it further expands its reach into physical merchants via Venmo and infrastructure offerings via Braintree.

Celgene was the largest detractor from performance during the period. The stock was down sharply after the release of third-quarter earnings because of lower pricing and higher marketing spending on a key drug, Otezla, a pill for psoriasis and psoriatic arthritis, which has been showing strong growth in recent periods. There is also market concern surrounding Revlimid’s 2027 patent expiration, with some wary of the ability of the pipeline to sufficiently backfill revenue losses.

We believe the pipeline disappointment and lower guidance for Otezla’s growth has driven negative sentiment about the stock and does not accurately reflect the company’s ability to build upon its core cancer franchise with a combination of expanded indications and a suite of pipeline opportunities.

Although the equity market has delivered positive absolute returns over the past several years, we believe that a lack of meaningful volatility combined with tepid investor confidence in the global macroeconomic outlook demonstrates

Vanguard Growth Portfolio Investment Advisors

		Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	42	232	Employs proprietary fundamental research and a
Company llp			rigorous valuation discipline in an effort to invest in
			high-quality, large-capitalization, sustainable-growth
			companies. The firm’s philosophy is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research focused
			on longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Jackson Square Partners, LLC	40	221	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free-cash-flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
William Blair Investment	15	84	Uses a fundamental investment approach in pursuit
Management, LLC			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	3	21	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Growth Portfolio

that there are more than just fundamental factors affecting stock prices. Many investors have struggled with accurately predicting the pace of global economic recovery and assessing external factors that threaten economic fundamentals. Nonetheless, absolute equity market returns have been strong since the market bottom in 2009, resulting in a focus on equities as an asset class as opposed to a focus on company-specific fundamentals.

President Trump’s surprising victory in 2016 and periodic corresponding market reactions during the first year of his presidency reflect growing investor optimism, at least in the short term, that potential policy shifts could stimulate economic growth. Although there are varying degrees of uncertainty resulting from President Trump’s unconventional style as a head of state, and although current questions and investigations surrounding his administration may hamper significant policy change in the short term, we are mindful of the potential macroeconomic implications of the administration’s policy shifts—such as economic growth and the potential for higher corporate and personal incomes resulting from lower tax rates. We believe it is too early to determine the long-term direction or magnitude of such outcomes, but we will closely monitor President Trump’s tenure with a keen eye on the execution of significant policy shifts. Regardless of policy outcomes, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can increase market share and have the potential to deliver shareholder value in a variety of market environments.

William Blair Investment
Management, LLC

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

Improving economic data and solid corporate earnings growth supported a steady market advance throughout the year as returns for growth style indexes were robust in 2017. Housing data indicated rising activity levels and prices, purchasing manager index levels suggested strength in the manufacturing sector, and unemployment neared historical lows.

With rising stock and housing prices bolstering consumer net worth, confidence rose accordingly. Corporations were broadly upbeat as, in aggregate, they reported healthy earnings growth and issued forward-looking guidance that topped expectations. Not surprisingly, given tight labor markets, the U.S. Federal Reserve voted to raise the federal funds rate three times in 2017 and reiterated expectations for as many increases in 2018. The combination of below-average volatility and stable inflationary expectations enabled equity market valuation multiples to expand to finish the year.

Relative returns for the portfolio were largely the result of stock-specific dynamics as style factors were mostly offsetting. Stock selection in information technology was the largest positive contributor from a sector perspective as our positions in Red Hat, Adobe Systems, and MasterCard were top contributors.

The portfolio outperformed in the information technology sector despite not owning Apple, the largest position in the benchmark and a strong relative performer. Other top contributors for the portfolio were Amazon.com (consumer discretionary) and Estee Lauder (consumer staples).

Conversely, the top detractor for the year was grocery retailer Kroger (consumer staples). Stock selection in consumer discretionary, including our positions in O’Reilly Automotive, Chipotle Mexican Grill, and Starbucks, also detracted from performance, as did our position in Schlumberger (energy).

From a style perspective, our higher growth bias, and resulting lower dividend yield exposure, helped performance. Mostly offsetting the higher growth benefit was our emphasis on companies with more consistent fundamentals, which held our portfolio back as companies with more volatile fundamentals outperformed, typical for a strong “up” market.

As we approach the ninth anniversary of the current bull market, and following a particularly strong year for equities, absolute valuations are elevated relative to historical standards; however, they do not appear egregiously high against the backdrop of low interest rates, low inflation, and narrow high-yield bond spreads. We continue to focus our attention on identifying durable businesses with significant competitive advantages and robust growth prospects that present compelling risk/reward opportunities. We believe portfolios with these underlying characteristics are well positioned for the long term.

Vanguard Growth Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Growth Portfolio	19,659,456	1,454,037	892,597	0	89.3%

Vanguard Growth Portfolio

Portfolio Profile

As of December 31, 2017

Portfolio Characteristics

	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	113	551	3,775
Median Market Cap $66.9B		$93.6B	$66.9B
Price/Earnings Ratio	29.6x	27.1x	22.8x
Price/Book Ratio	5.4x	6.5x	3.0x
Yield[3]	0.7%	1.3%	1.7%
Return on Equity	18.1%	21.7%	15.1%
Earnings Growth Rate	13.9%	13.0%	9.9%
Foreign Holdings	0.8%	0.0%	0.0%
Turnover Rate	28%	—	—
Expense Ratio[4]	0.42%	—	—
Short-Term Reserves	0.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.76
Beta	0.98	0.93

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.7%	18.1%	12.6%
Consumer Staples	3.8	6.8	7.3
Energy	0.3	0.9	5.8
Financials	8.6	3.4	15.1
Health Care	12.5	12.8	13.3
Industrials	9.3	12.8	10.9
Information
Technology	46.6	37.9	22.8
Materials	0.9	3.8	3.4
Other	1.4	0.0	0.0
Real Estate	3.7	2.5	3.9
Telecommunication
Services	0.1	1.0	1.9
Utilities	0.1	0.0	3.0

Ten Largest Holdings[5] (% of total net assets)

Alphabet Inc.	Internet Software
	& Services	6.0%
Microsoft Corp.	Systems Software	5.3
Facebook Inc. Class A	Internet Software
	& Services	3.9
Mastercard Inc. Class A	Data Processing
	& Outsourced
	Services	3.8
PayPal Holdings Inc.	Data Processing
	& Outsourced
	Services	3.6
Visa Inc. Class A	Data Processing
	& Outsourced
	Services	3.3
Intercontinental	Financial Exchanges
Exchange Inc.	& Data	2.3
eBay Inc.	Internet Software
	& Services	2.3
Amazon.com Inc.	Internet & Direct
	Marketing Retail	2.1
Biogen Inc.	Biotechnology	1.8
Top Ten		34.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Growth Portfolio’s expense ratio was 0.40%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	30.92%	16.57%	9.05%	$23,776
Russell 1000 Growth Index	30.21	17.33	10.00	25,930
Variable Insurance Large-Cap Growth
Funds Average[1]	30.34	15.95	8.32	22,234
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.16	15.52	8.66	22,948

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

Growth Portfolio
Russell 1000 Growth Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.2%)[1]
Consumer Discretionary (12.2%)
*	Amazon.com Inc.	10,160	11,882
	Home Depot Inc.	38,888	7,370
*	Liberty Global plc	208,380	7,052
*	Liberty Interactive Corp.
	QVC Group Class A	245,515	5,995
	Dollar General Corp.	55,995	5,208
*	TripAdvisor Inc.	125,775	4,334
*	O’Reilly Automotive Inc.	17,763	4,273
*	Netflix Inc.	18,740	3,597
	Starbucks Corp.	51,690	2,968
*	Priceline Group Inc.	1,557	2,706
	Hilton Worldwide Holdings
	Inc.	30,857	2,464
	Ross Stores Inc.	28,661	2,300
	Las Vegas Sands Corp.	25,389	1,764
*	Liberty Global plc Class A	47,898	1,717
	Vail Resorts Inc.	6,160	1,309
	Domino’s Pizza Inc.	5,254	993
*	AutoZone Inc.	1,265	900
	NIKE Inc. Class B	14,082	881
			67,713
Consumer Staples (3.5%)
*	Monster Beverage Corp.	115,446	7,306
	Estee Lauder Cos. Inc.
	Class A	43,831	5,577
	Constellation Brands Inc.
	Class A	15,677	3,583
*	Blue Buffalo Pet Products
	Inc.	45,005	1,476
	PepsiCo Inc.	11,455	1,374
			19,316
Energy (0.1%)
	EOG Resources Inc.	5,920	639

Financials (8.0%)
	Intercontinental Exchange
	Inc.	181,281	12,791
	Charles Schwab Corp.	150,836	7,748
	CME Group Inc.	33,403	4,879
	MarketAxess Holdings Inc.	15,318	3,090
	Progressive Corp.	53,510	3,014
*	Markel Corp.	2,551	2,906
	Marsh & McLennan Cos.
	Inc.	32,841	2,673
	Affiliated Managers Group
	Inc.	10,680	2,192
	MSCI Inc. Class A	16,474	2,085
	Bank of America Corp.	56,855	1,678
	TD Ameritrade Holding
	Corp.	29,930	1,530
			44,586

			Market
			Value•
		Shares	($000)
Health Care (11.9%)
*	Biogen Inc.	32,124	10,234
*	Celgene Corp.	97,495	10,175
*	IQVIA Holdings Inc.	74,046	7,249
	UnitedHealth Group Inc.	32,862	7,245
	Dentsply Sirona Inc.	102,522	6,749
	Bristol-Myers Squibb Co.	74,860	4,587
	Allergan plc	21,601	3,533
*	Edwards Lifesciences Corp.	31,205	3,517
	Zoetis Inc.	43,920	3,164
*	Illumina Inc.	12,709	2,777
	Thermo Fisher Scientific Inc.	12,122	2,302
	Danaher Corp.	21,830	2,026
*	DexCom Inc.	31,315	1,797
	Stryker Corp.	7,760	1,202
			66,557
Industrials (8.8%)
	FedEx Corp.	33,571	8,377
*	Verisk Analytics Inc. Class A	45,875	4,404
*	TransUnion	70,880	3,896
	Fastenal Co.	67,038	3,666
	AMETEK Inc.	47,239	3,423
	Equifax Inc.	28,772	3,393
*	IHS Markit Ltd.	74,579	3,367
	Union Pacific Corp.	24,580	3,296
	Lockheed Martin Corp.	9,136	2,933
	Northrop Grumman Corp.	7,333	2,251
	JB Hunt Transport Services
	Inc.	15,910	1,829
	Fortune Brands Home &
	Security Inc.	25,843	1,769
	Fortive Corp.	22,725	1,644
	Raytheon Co.	7,280	1,368
	Snap-on Inc.	7,468	1,302
	TransDigm Group Inc.	4,650	1,277
*	Copart Inc.	23,450	1,013
			49,208
Information Technology (45.4%)
	Microsoft Corp.	347,181	29,698
*	Facebook Inc. Class A	122,737	21,658
	Mastercard Inc. Class A	138,454	20,956
*	Alphabet Inc. Class C	19,520	20,426
*	PayPal Holdings Inc.	274,092	20,179
	Visa Inc. Class A	161,331	18,395
*	Alphabet Inc. Class A	12,195	12,846
*	eBay Inc.	334,199	12,613
	Apple Inc.	58,613	9,919
*	Take-Two Interactive
	Software Inc.	60,559	6,648
*	Adobe Systems Inc.	34,545	6,054
*	Electronic Arts Inc.	51,540	5,415
*	FleetCor Technologies Inc.	27,963	5,381
	Symantec Corp.	188,564	5,291
*	Arista Networks Inc.	20,228	4,765

		Market
		Value•
	Shares	($000)
ASML Holding NV	25,888	4,500
Applied Materials Inc.	87,684	4,482
* ServiceNow Inc.	33,495	4,367
Alliance Data Systems Corp.	13,114	3,324
* Autodesk Inc.	30,936	3,243
Global Payments Inc.	30,513	3,059
CDW Corp.	43,323	3,010
NVIDIA Corp.	15,466	2,993
* salesforce.com Inc.	29,215	2,987
Accenture plc Class A	18,870	2,889
Texas Instruments Inc.	27,150	2,836
Microchip Technology Inc.	31,829	2,797
* Alibaba Group Holding Ltd.
ADR	16,174	2,789
* Red Hat Inc.	21,180	2,544
* Workday Inc. Class A	23,895	2,431
Intuit Inc.	10,820	1,707
* Zillow Group Inc.	35,984	1,472
* Gartner Inc.	9,370	1,154
* Cloudera Inc.	21,972	363
		253,191
Materials (0.8%)
Sherwin-Williams Co.	4,048	1,660
PPG Industries Inc.	14,030	1,639
Praxair Inc.	8,290	1,282
		4,581
Other (0.0%)
*,2,3 WeWork Class A PP	1,460	76

Real Estate (3.5%)
Crown Castle International
Corp.	87,452	9,708
Equinix Inc.	9,751	4,419
American Tower Corp.	26,585	3,793
* SBA Communications Corp.
Class A	10,780	1,761
		19,681
Total Common Stocks
(Cost $359,759)		525,548
Preferred Stocks (1.3%)
*,2,3 Uber Technologies PP	104,984	3,685
*,2,3 Airbnb Inc.	9,972	1,047
*,2,3 WeWork Pfd. D1 PP	19,954	1,034
*,2,3 Pinterest Prf G PP	124,325	834
*,2,3 WeWork Pfd. D2 PP	15,678	813
Total Preferred Stocks
(Cost $4,043)		7,413
Temporary Cash Investments (4.7%)[1]
Money Market Fund (4.2%)
[4] Vanguard Market Liquidity
Fund, 1.458%	234,308	23,433

	Face
	Amount
	($000)
Repurchase Agreement (0.3%)
Bank of America Securities,
LLC 1.410%, 1/2/18
(Dated 12/29/17,
Repurchase Value
$1,300,000, collateralized
by U.S. Treasury Note/Bond
2.375%, 8/15/24, with a
value of $1,326,000)	1,300	1,300

Vanguard Growth Portfolio

Face	Market
Amount	Value•
($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[5]	United States Treasury Bill,
1.089%, 2/1/18	500	499
[5]	United States Treasury Bill,
1.169%, 3/22/18	800	798
1,297
Total Temporary Cash Investments
(Cost $26,033)	26,030
Total Investments (100.2%)
(Cost $389,835)	558,991

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	31
Receivables for Accrued Income	259
Receivables for Capital Shares Issued	919
Other Assets	8
Total Other Assets	1,217
Liabilities
Payables for Investment Securities Purchased (825)
Payables to Investment Advisor	(179)
Payables for Capital Shares Redeemed	(287)
Payables to Vanguard	(826)
Variation Margin Payable—Futures Contracts	(74)
Total Liabilities	(2,191)
Net Assets (100%)
Applicable to 23,264,752 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	558,017
Net Asset Value Per Share	$23.99

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	358,130
Undistributed Net Investment Income	1,139
Accumulated Net Realized Gains	29,441
Unrealized Appreciation (Depreciation)
Investment Securities	169,156
Futures Contracts	151
Net Assets	558,017

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.9%
and 1.0%, respectively, of net assets.
2 Restricted securities totaling $7,489,000, representing 1.3% of net assets.
3 Security value determined using significant unobservable inputs.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Securities with a value of $997,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	153	20,471	151

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Dividends[1]	3,842
Interest [2]	234
Securities Lending—Net	1
Total Income	4,077
Expenses
Investment Advisory Fees—Note B
Basic Fee	691
Performance Adjustment	(41)
The Vanguard Group—Note C
Management and Administrative	1,172
Marketing and Distribution	64
Custodian Fees	14
Auditing Fees	37
Shareholders’ Reports and Proxy	35
Trustees’ Fees and Expenses	1
Total Expenses	1,973
Expenses Paid Indirectly	(9)
Net Expenses	1,964
Net Investment Income	2,113
Realized Net Gain (Loss)
Investment Securities Sold [2]	26,554
Futures Contracts	2,879
Realized Net Gain (Loss)	29,433
Change in Unrealized Appreciation
(Depreciation)
Investment Securities [2]	97,682
Futures Contracts	191
Change in Unrealized Appreciation
(Depreciation)	97,873
Net Increase (Decrease) in Net Assets
Resulting from Operations	129,419

1 Dividends are net of foreign withholding taxes of $4,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $210,000, $1,000, and ($2,000), respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,113	2,383
Realized Net Gain (Loss)	29,433	29,036
Change in Unrealized Appreciation (Depreciation)	97,873	(37,606)
Net Increase (Decrease) in Net Assets Resulting from Operations	129,419	(6,187)
Distributions
Net Investment Income	(2,437)	(2,715)
Realized Capital Gain[1]	(28,841)	(51,792)
Total Distributions	(31,278)	(54,507)
Capital Share Transactions
Issued	63,195	29,917
Issued in Lieu of Cash Distributions	31,278	54,507
Redeemed	(49,852)	(114,085)
Net Increase (Decrease) from Capital Share Transactions	44,621	(29,661)
Total Increase (Decrease)	142,762	(90,355)
Net Assets
Beginning of Period	415,255	505,610
End of Period[2]	558,017	415,255

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $44,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,139,000 and $1,463,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.70	$22.58	$23.24	$20.62	$15.32
Investment Operations
Net Investment Income	. 094[1]	.115	.127	.140	.089
Net Realized and Unrealized Gain (Loss)
on Investments	5.685	(.465)	1.632	2.676	5.296
Total from Investment Operations	5.779	(.350)	1.759	2.816	5.385
Distributions
Dividends from Net Investment Income	(.116)	(.126)	(.141)	(.090)	(.085)
Distributions from Realized Capital Gains	(1.373)	(2.404)	(2.278)	(.106)	—
Total Distributions	(1.489)	(2.530)	(2.419)	(.196)	(.085)
Net Asset Value, End of Period	$23.99	$19.70	$22.58	$23.24	$20.62
Total Return	30.92%	-1.08%	7.98%	13.79%	35.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$558	$415	$506	$446	$411
Ratio of Total Expenses to Average Net Assets[2]	0.40%	0.42%	0.44%	0.43%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.43%	0.53%	0.57%	0.65%	0.50%
Portfolio Turnover Rate	28%	28%	38%	39%	38%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.03%, 0.01%, and (0.01%).

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Vanguard Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

Vanguard Growth Portfolio

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Wellington Management Company llp, Jackson Square Partners, LLC, and William Blair Investment Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years.

Vanguard manages the cash reserves of the portfolio as described below.

For the year ended December 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a net decrease of $41,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $31,000, representing 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2017, these arrangements reduced the portfolio’s expenses by $9,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Vanguard Growth Portfolio

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	525,472	—	76
Preferred Stocks	—	—	7,413
Temporary Cash Investments	23,433	2,597	—
Futures Contracts—Liabilities[1]	(74)	—	—
Total	548,831	2,597	7,489
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2017. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in Investments in Common Stocks Preferred Stocks

Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of December 31, 2016	201	9,053
Sales	(132)	—
Net Realized Gain (Loss)	90	—
Transfers out of Level 3	—	(320)
Change in Unrealized Appreciation (Depreciation)	(83)	(1,320)
Balance as of December 31, 2017	76	7,413

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017 was ($1,345,000).

Vanguard Growth Portfolio

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of December 31, 2017:

	Fair Value
	at 12/31/2017			Amount or Range/
Security Type	($000)	Valuation Technique	Unobservable Input	Weighted Avg.
Common Stocks	76	Recent Market	Transaction Price	$51.81
		Transaction
Preferred Stocks	3,685	Target Event[1]	Weighted Average	86.5% at $32.97
			Price of Secondary
			and Primary Deal	13.5% at $48.77
	2,894	Recent Market	Transaction Price	$51.81–$105.00/
		Transaction		$71.06
	834	Comparable	EV/NTM Multiple	6.9x
		Company
		Approach[2]	IPO/M&A Probability	75%/25%
			Illiquidity Discount	10%

1 During the period ended December 31, 2017, the valuation technique was changed from Recent Market Transaction with Uncertainty Discount to Target Event. This was considered to be a more relevant measure of fair value for this investment.

2 During the period ended December 31, 2017, the valuation technique was changed from Recent Market Transaction to Comparable Company Approach. This was considered to be a more relevant measure of fair value for this investment.

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $5,279,000 of ordinary income and $26,206,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $389,835,000.

Net unrealized appreciation of investment securities for tax purposes was $169,156,000, consisting of unrealized gains of $179,021,000 on securities that had risen in value since their purchase and $9,865,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2017, the portfolio purchased $132,348,000 of investment securities and sold $130,183,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	2,923	1,485
Issued in Lieu of Cash Distributions	1,576	2,882
Redeemed	(2,308)	(5,688)
Net Increase (Decrease) in Shares Outstanding	2,191	(1,321)

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 80% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for
Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $28,797,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For corporate shareholders, 54.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,309.15	$2.33
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard Growth Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-
Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® High Yield Bond Portfolio

Advisor’s Report

The investment environment

For the 12 months ended December 31, 2017, the portfolio returned 7.00%, compared with 6.60% for its benchmark index. High-yield markets benefited from strong global economic data, positive earnings trends, and continued demand for yield-producing assets. Monetary policy stayed on an incrementally less accommodative path as the Federal Reserve raised interest rates three times and began trimming its balance sheet.

Despite the rate hikes, the 10-year U.S. Treasury yield declined to 2.41% by the end of December, from 2.45% a year earlier, as bouts of elevated political uncertainty and serial disappointments in inflation data helped contain any increase in government bond yields. This dynamic modestly boosted bond prices, as yields and prices generally move in opposite directions.

Corporate credit markets faced uncertainty about U.S. health care policy and concerns about prospects for retailers, but generally solid corporate earnings and the continued demand for yield-producing assets supported credit markets, and credit spreads tightened further. The spread of the high-yield market tightened to 343 basis points over Treasuries as of December 31, from 409 basis points at the end of 2016. (A basis point is one one-hundredth of a percentage point.) The average price of high-yield bonds increased $1, to $101.

Over the 12 months, there was some dispersion in performance by credit quality. The high-yield market continued to favor relatively lower-credit-quality bonds amid the insatiable search for yield. CCC-rated bonds performed best, returning 10.38%, according to Bloomberg Barclays U.S. Corporate High Yield Bond Index data. Higher-rated BB bonds generated gains of 7.32%; B-rated bonds returned 6.49%.

We remain positive on high yield given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. We expect U.S. GDP to grow in 2018, driven by consumer spending and corporate investment, and believe that most high-yield companies will be able to sustain solid credit profiles in that environment.

Although global political risks remain, valuations appear reasonable relative to our outlook, particularly given that we expect a benign default rate over 2018. Moody’s trailing 12-month global issuer-weighted speculative-grade default rate ended November at 3.0%, below the long-term average of 4.2%. Although bouts of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market.

We are particularly positive on conditions in the United States, and we favor issuers that are expected to benefit from a growing domestic economy. Of note, the sweeping tax-reform bill that Congress passed in December will affect the market and individual companies. The new tax law provides fiscal stimulus at a time of full employment, which could further spur GDP growth. The law will affect companies differently depending on their current tax rate, leverage profile, and other factors.

So we expect there will be winners and losers among individual high-yield issuers, and we will continue to take an issuer-specific approach to investing in the high-yield market.

Longer-term, we believe the tax bill could have the overall net effect of reducing corporate debt issuance—a supply reduction that could support bond prices going forward.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard High Yield Bond Portfolio	7.00%	6.61%
High-Yield Corporate Composite Index[1]	6.60	7.18
Variable Insurance High Yield Funds Average[2]	6.42	5.72

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield
	Portfolio	Funds Average
High Yield Bond Portfolio	0.28%	0.86%

1 Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio’s expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard High Yield Bond Portfolio

The portfolio’s shortfalls

Positioning and security selection in the utilities sector detracted from relative returns. Selection in consumer products also hurt.

The portfolio’s successes

The portfolio benefited from an underweight allocation to and positive credit selection among wirelines and retail businesses, as well as positive credit selection in the pharmaceuticals industry.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality companies in the high-yield market. We believe that these companies have more stable credit profiles and more predictable cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry. We also continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA
Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

January 26, 2018

Vanguard High Yield Bond Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
High Yield Bond Portfolio	54,862,158	3,812,442	3,156,734	0	88.7%

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of December 31, 2017

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	490	1,830	2,054
Yield[3]	4.7%	4.9%	5.7%
Yield to Maturity	5.2%[4]	5.2%	6.2%
Average Coupon	5.9%	5.9%	6.4%
Average Effective
Maturity	5.0 years	4.9 years	4.8 years
Average Duration	4.0 years	3.9 years	3.9 years
Expense Ratio[5]	0.28%	—	—
Short-Term Reserves	8.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.95
Beta	0.90	0.74

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	8.2%
1–5 Years	24.9
5–10 Years	56.9
10–20 Years	4.7
20–30 Years	3.0
Over 30 Years	2.3

Sector Diversification[6] (% of portfolio)

Basic Industry	6.6%
Capital Goods	8.8
Communication	22.0
Consumer Cyclical	11.0
Consumer Non-Cyclical	12.3
Energy	13.9
Finance	10.0
Technology	7.8
Transportation	2.0
Treasury/Agency	0.2
Utilities	2.0
Other	3.4

Distribution by Credit Quality (% of portfolio)

Baa	4.7%
Ba	47.8
B	38.2
Caa	8.5
C	0.6
Not Rated	0.2

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 High-Yield Corporate Composite Index.
2 Bloomberg Barclays U.S. Corporate High Yield Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio’s expense ratio was 0.28%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	7.00%	5.02%	6.61%	$18,422
High-Yield Corporate Composite Index[1]	6.60	5.22	7.18	19,997
Variable Insurance High Yield Bond
Funds Average[2]	6.42	4.70	5.72	17,449
Bloomberg Barclays U.S. Corporate
High Yield Bond Index	7.50	5.78	8.03	21,653

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

High Yield Bond Portfolio
High-Yield Corporate Composite Index[1]

1 Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

Face					Market
Maturity				Amount	Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (90.7%)
Finance (9.4%)
	Banking (2.4%)
	Ally Financial Inc.	4.625%	5/19/22	105	109
	Ally Financial Inc.	5.125%	9/30/24	480	521
	Ally Financial Inc.	4.625%	3/30/25	885	932
	Ally Financial Inc.	5.750%	11/20/25	1,665	1,804
	Ally Financial Inc.	8.000%	11/1/31	215	280
[1]	Banco Bilbao Vizcaya Argentaria SA	6.125%	2/16/66	1,600	1,646
[1]	BNP Paribas SA	6.750%	3/14/66	1,805	1,952
[1]	Credit Suisse AG	6.250%	12/31/50	3,420	3,706
[1]	ING Groep NV	6.875%	4/16/66	1,710	1,866
	Royal Bank of Scotland Group plc	6.125%	12/15/22	1,635	1,788
[1]	UBS Group AG	6.875%	3/22/66	3,360	3,599

	Finance Companies (4.0%)
[1,2] AerCap Global Aviation Trust		6.500%	6/15/45	3,950	4,305
	Aircastle Ltd.	5.125%	3/15/21	30	32
	Aircastle Ltd.	5.500%	2/15/22	830	889
	Aircastle Ltd.	5.000%	4/1/23	715	754
	Aircastle Ltd.	4.125%	5/1/24	1,860	1,888
	CIT Group Inc.	5.375%	5/15/20	189	199
	CIT Group Inc.	5.000%	8/15/22	1,205	1,277
	Navient Corp.	8.000%	3/25/20	1,190	1,287
	Navient Corp.	6.625%	7/26/21	315	333
	Navient Corp.	7.250%	1/25/22	615	657
	Navient Corp.	6.500%	6/15/22	4,450	4,661
	Navient Corp.	5.500%	1/25/23	2,325	2,319
	Navient Corp.	7.250%	9/25/23	590	633
	Navient Corp.	6.750%	6/25/25	4,850	5,008
	Springleaf Finance Corp.	5.250%	12/15/19	210	216
	Springleaf Finance Corp.	6.000%	6/1/20	65	67
	Springleaf Finance Corp.	8.250%	12/15/20	2,300	2,539
	Springleaf Finance Corp.	7.750%	10/1/21	1,965	2,174
	Springleaf Finance Corp.	6.125%	5/15/22	385	400
	Springleaf Finance Corp.	8.250%	10/1/23	515	576

	Insurance (1.8%)
	Genworth Holdings Inc.	7.700%	6/15/20	270	272
	Genworth Holdings Inc.	7.200%	2/15/21	830	812
	Genworth Holdings Inc.	7.625%	9/24/21	760	746
	Genworth Holdings Inc.	4.900%	8/15/23	1,475	1,261
	Genworth Holdings Inc.	4.800%	2/15/24	520	443
[2]	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,983
	LifePoint Health Inc.	5.875%	12/1/23	1,635	1,655
	MGIC Investment Corp.	5.750%	8/15/23	725	791
	Radian Group Inc.	5.250%	6/15/20	142	150
	Radian Group Inc.	7.000%	3/15/21	555	620
	Radian Group Inc.	4.500%	10/1/24	2,145	2,196
[1]	Voya Financial Inc.	5.650%	5/15/53	2,725	2,892

	Other Finance (0.7%)
	CNO Financial Group Inc.	4.500%	5/30/20	150	154
	CNO Financial Group Inc.	5.250%	5/30/25	1,865	1,965
[2,3] Lincoln Finance Ltd.		6.875%	4/15/21	265	332
[2]	Lincoln Finance Ltd.	7.375%	4/15/21	485	508
	Nationstar Mortgage LLC / Nationstar
	Capital Corp.	6.500%	7/1/21	1,947	1,974

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Real Estate Investment Trusts (0.5%)
	Felcor Lodging LP	5.625%	3/1/23	2,325	2,395
	Felcor Lodging LP	6.000%	6/1/25	1,400	1,477
					71,043
Industrial (79.6%)
	Basic Industry (6.2%)
	AK Steel Corp.	7.625%	10/1/21	355	368
	AK Steel Corp.	7.500%	7/15/23	2,395	2,593
	AK Steel Corp.	6.375%	10/15/25	300	296
	AK Steel Corp.	7.000%	3/15/27	2,170	2,208
[2]	Alliance Resource Operating Partners
	LP / Alliance Resource Finance Corp.	7.500%	5/1/25	1,577	1,664
[2]	Anglo American Capital plc	4.125%	4/15/21	855	880
[2]	Anglo American Capital plc	4.125%	9/27/22	665	684
[2]	Anglo American Capital plc	4.875%	5/14/25	850	898
[2]	Anglo American Capital plc	4.750%	4/10/27	675	704
	ArcelorMittal	6.125%	6/1/25	670	769
	Chemours Co.	6.625%	5/15/23	2,565	2,712
	Chemours Co.	7.000%	5/15/25	2,340	2,539
	Chemours Co.	5.375%	5/15/27	625	648
	Commercial Metals Co.	5.375%	7/15/27	565	576
[2]	Constellium NV	5.750%	5/15/24	1,085	1,107
[2]	Constellium NV	6.625%	3/1/25	2,485	2,612
[2,3] Constellium NV		4.250%	2/15/26	120	144
[2]	Constellium NV	5.875%	2/15/26	260	265
[2,3] CTC BondCo GmbH		5.250%	12/15/25	425	508
[2]	First Quantum Minerals Ltd.	7.000%	2/15/21	1,820	1,884
[2]	First Quantum Minerals Ltd.	7.250%	5/15/22	1,580	1,657
[2]	FMG Resources August 2006 Pty Ltd.	4.750%	5/15/22	635	643
[2]	FMG Resources August 2006 Pty Ltd.	5.125%	5/15/24	610	619
[2]	New Gold Inc.	6.250%	11/15/22	1,149	1,186
[2]	New Gold Inc.	6.375%	5/15/25	695	732
[2]	Novelis Corp.	6.250%	8/15/24	1,580	1,647
[2]	Novelis Corp.	5.875%	9/30/26	1,885	1,932
	Olin Corp.	5.125%	9/15/27	1,685	1,769
	Steel Dynamics Inc.	5.125%	10/1/21	1,320	1,351
	Steel Dynamics Inc.	5.500%	10/1/24	1,275	1,348
[2]	Steel Dynamics Inc.	4.125%	9/15/25	70	70
	Steel Dynamics Inc.	5.000%	12/15/26	270	285
	Teck Resources Ltd.	3.750%	2/1/23	295	296
[2]	Teck Resources Ltd.	8.500%	6/1/24	1,395	1,576
	Teck Resources Ltd.	6.125%	10/1/35	235	263
	Teck Resources Ltd.	6.000%	8/15/40	200	222
	Teck Resources Ltd.	6.250%	7/15/41	645	733
	Teck Resources Ltd.	5.200%	3/1/42	150	149
	Teck Resources Ltd.	5.400%	2/1/43	1,450	1,461
	United States Steel Corp.	7.375%	4/1/20	1,034	1,124
[2]	United States Steel Corp.	8.375%	7/1/21	2,100	2,279
	United States Steel Corp.	6.650%	6/1/37	460	449
[2]	Versum Materials Inc.	5.500%	9/30/24	640	682
	Westlake Chemical Corp.	4.875%	5/15/23	230	238

	Capital Goods (8.4%)
[2]	ARD Finance SA	7.125%	9/15/23	1,140	1,193
	ARD Finance SA	7.125%	9/15/23	655	685
[2]	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc.	7.250%	5/15/24	1,415	1,539
[2]	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc.	6.000%	2/15/25	2,615	2,749

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,4] Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc.	4.750%	7/15/27	160	218
[2]	Ashtead Capital Inc.	4.125%	8/15/25	1,325	1,338
[2]	Ashtead Capital Inc.	4.375%	8/15/27	1,325	1,348
[2]	Beacon Escrow Corp.	4.875%	11/1/25	2,060	2,070
[2]	Bombardier Inc.	7.750%	3/15/20	2,350	2,526
[2]	CD&R Waterworks Merger Sub LLC	6.125%	8/15/25	160	162
[2]	Cemex Finance LLC	6.000%	4/1/24	290	307
[2]	Cemex SAB de CV	6.125%	5/5/25	3,580	3,820
[2]	Cemex SAB de CV	7.750%	4/16/26	735	831
	Clean Harbors Inc.	5.250%	8/1/20	1,592	1,608
	Clean Harbors Inc.	5.125%	6/1/21	2,033	2,056
	CNH Industrial Capital LLC	4.875%	4/1/21	1,155	1,211
	CNH Industrial Capital LLC	4.375%	4/5/22	700	725
	CNH Industrial NV	4.500%	8/15/23	2,320	2,413
[2]	Flex Acquisition Co. Inc.	6.875%	1/15/25	3,770	3,892
[2]	Jeld-Wen Inc.	4.625%	12/15/25	225	227
[2]	Jeld-Wen Inc.	4.875%	12/15/27	350	354
[2,3] Loxam SAS		4.250%	4/15/24	190	243
[2,3] Loxam SAS		6.000%	4/15/25	185	242
	Meritage Homes Corp.	5.125%	6/6/27	505	513
[2]	OI European Group BV	4.000%	3/15/23	660	658
[2]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	895	963
[2]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	355	398
	PulteGroup Inc.	5.500%	3/1/26	1,245	1,354
	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	5.750%	10/15/20	955	969
[2]	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	5.125%	7/15/23	1,490	1,535
[2]	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	7.000%	7/15/24	440	472
[2]	Signode Industrial Group Lux SA/
	Signode Industrial Group US Inc.	6.375%	5/1/22	2,793	2,919
[2]	Standard Industries Inc.	5.500%	2/15/23	295	307
[2]	Standard Industries Inc.	5.375%	11/15/24	1,085	1,128
[2]	Standard Industries Inc.	6.000%	10/15/25	4,295	4,585
[2]	Standard Industries Inc.	5.000%	2/15/27	495	507
[2]	Standard Industries Inc.	4.750%	1/15/28	1,025	1,026
	TransDigm Inc.	6.500%	7/15/24	1,600	1,640
	TransDigm Inc.	6.500%	5/15/25	2,635	2,694
	TransDigm Inc.	6.375%	6/15/26	350	355
	United Rentals North America Inc.	4.625%	7/15/23	840	868
	United Rentals North America Inc.	5.500%	7/15/25	1,025	1,083
	United Rentals North America Inc.	4.625%	10/15/25	1,065	1,073
	United Rentals North America Inc.	5.875%	9/15/26	1,215	1,297
	United Rentals North America Inc.	5.500%	5/15/27	2,125	2,239
	United Rentals North America Inc.	4.875%	1/15/28	2,095	2,108
[2]	USG Corp.	5.500%	3/1/25	263	279
[2]	USG Corp.	4.875%	6/1/27	465	483

	Communication (20.0%)
[2]	Altice Financing SA	6.625%	2/15/23	1,365	1,423
[2]	Altice Luxembourg SA	7.625%	2/15/25	1,200	1,149
[2]	Altice US Finance I Corp.	5.500%	5/15/26	2,500	2,541
	Belo Corp.	7.750%	6/1/27	205	230
	Belo Corp.	7.250%	9/15/27	616	685
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.250%	3/15/21	250	254
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.250%	9/30/22	365	374
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.125%	2/15/23	400	408
[2]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.125%	5/1/23	2,990	3,057
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	9/1/23	1,150	1,184
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	1/15/24	145	149

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.375%	5/1/25	2,141	2,184
[2]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	2/15/26	1,450	1,506
[2]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.500%	5/1/26	1,386	1,417
[2]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.875%	5/1/27	445	459
[2]	Cequel Communications Holdings I
	LLC / Cequel Capital Corp.	5.125%	12/15/21	1,935	1,930
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	6.484%	10/23/45	1,191	1,393
	CSC Holdings LLC	8.625%	2/15/19	1,345	1,419
	CSC Holdings LLC	6.750%	11/15/21	1,735	1,865
[2]	CSC Holdings LLC	5.500%	4/15/27	2,230	2,275
	DISH DBS Corp.	6.750%	6/1/21	3,805	4,024
	DISH DBS Corp.	5.875%	7/15/22	4,046	4,066
	DISH DBS Corp.	5.000%	3/15/23	1,384	1,318
	DISH DBS Corp.	5.875%	11/15/24	2,405	2,339
	DISH DBS Corp.	7.750%	7/1/26	3,610	3,800
	Embarq Corp.	7.995%	6/1/36	720	701
	Gannett Co. Inc.	5.125%	7/15/20	1,995	2,042
[2]	Gannett Co. Inc.	4.875%	9/15/21	410	418
	Gannett Co. Inc.	6.375%	10/15/23	1,150	1,205
[2]	Gannett Co. Inc.	5.500%	9/15/24	320	338
[2]	Gray Television Inc.	5.125%	10/15/24	1,751	1,747
[2]	Gray Television Inc.	5.875%	7/15/26	820	840
	Lamar Media Corp.	5.000%	5/1/23	1,070	1,102
	Lamar Media Corp.	5.375%	1/15/24	115	120
	Lamar Media Corp.	5.750%	2/1/26	170	182
	Level 3 Financing Inc.	5.375%	8/15/22	2,515	2,540
	Level 3 Financing Inc.	5.625%	2/1/23	870	877
	Level 3 Financing Inc.	5.125%	5/1/23	1,120	1,119
	Liberty Interactive LLC	8.500%	7/15/29	1,465	1,619
	Liberty Interactive LLC	8.250%	2/1/30	3,945	4,290
	Netflix Inc.	5.500%	2/15/22	980	1,030
	Netflix Inc.	5.875%	2/15/25	2,995	3,182
	Netflix Inc.	4.375%	11/15/26	1,265	1,237
	Nokia Oyj	4.375%	6/12/27	600	590
[2]	Numericable Group SA	6.000%	5/15/22	1,575	1,595
[2]	Numericable-SFR SA	7.375%	5/1/26	1,450	1,493
	Quebecor Media Inc.	5.750%	1/15/23	2,385	2,534
	Qwest Corp.	6.875%	9/15/33	481	463
	SBA Communications Corp.	4.875%	7/15/22	1,545	1,586
[2]	SFR Group SA	6.250%	5/15/24	550	550
[2]	Sinclair Television Group Inc.	5.625%	8/1/24	200	206
[2]	Sinclair Television Group Inc.	5.875%	3/15/26	2,740	2,836
[2]	Sinclair Television Group Inc.	5.125%	2/15/27	1,975	1,958
†,5,6 Sinclair Television Group Inc. Bank
	Loan	0.000%	12/12/24	1,470	1,469
[2]	Sirius XM Radio Inc.	4.625%	5/15/23	390	400
[2]	Sirius XM Radio Inc.	6.000%	7/15/24	1,193	1,262
[2]	Sirius XM Radio Inc.	5.375%	4/15/25	382	398
	Sprint Capital Corp.	6.875%	11/15/28	4,425	4,447
	Sprint Capital Corp.	8.750%	3/15/32	1,005	1,144
[2]	Sprint Communications Inc.	7.000%	3/1/20	2,075	2,218
	Sprint Communications Inc.	6.000%	11/15/22	325	324
	Sprint Corp.	7.875%	9/15/23	9,019	9,605
	Sprint Corp.	7.125%	6/15/24	2,101	2,138
	Sprint Corp.	7.625%	2/15/25	1,625	1,698
	T-Mobile USA Inc.	5.375%	4/15/27	2,945	3,140
	Telecom Italia Capital SA	6.375%	11/15/33	381	441
	Telecom Italia Capital SA	6.000%	9/30/34	1,005	1,117
	Telecom Italia Capital SA	7.721%	6/4/38	1,280	1,646
[2]	Telecom Italia SpA	5.303%	5/30/24	300	321
[2]	Telenet Finance Luxembourg Notes
	Sarl	5.500%	3/1/28	3,200	3,214
	Time Warner Cable LLC	5.875%	11/15/40	60	65
	Time Warner Cable LLC	5.500%	9/1/41	1,523	1,590
[5,6] Tribune Company Bank Loan		4.569%	12/27/20	116	116

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[5,6] Tribune Company Bank Loan		4.569%	1/27/24	1,440	1,442
	Tribune Media Co.	5.875%	7/15/22	1,945	1,998
[2]	Univision Communications Inc.	5.125%	5/15/23	550	550
[2]	Univision Communications Inc.	5.125%	2/15/25	6,040	5,889
[1]	Viacom Inc.	5.875%	2/28/57	2,208	2,147
[1]	Viacom Inc.	6.250%	2/28/57	1,215	1,192
	Videotron Ltd.	5.000%	7/15/22	3,763	3,961
[2]	Videotron Ltd.	5.375%	6/15/24	260	281
[2]	Virgin Media Finance plc	6.000%	10/15/24	550	564
[2]	Virgin Media Secured Finance plc	5.500%	1/15/25	610	625
[2]	Virgin Media Secured Finance plc	5.250%	1/15/26	1,525	1,544
[2]	Virgin Media Secured Finance plc	5.500%	8/15/26	355	362
[2]	VTR Finance BV	6.875%	1/15/24	2,720	2,863
[2]	WMG Acquisition Corp.	6.750%	4/15/22	2,462	2,573
[2]	WMG Acquisition Corp.	5.000%	8/1/23	740	764
[2]	WMG Acquisition Corp.	4.875%	11/1/24	1,105	1,141
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	3,315	3,443
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	1,674	1,777
[2]	Zayo Group LLC / Zayo Capital Inc.	5.750%	1/15/27	445	456

	Consumer Cyclical (9.8%)
[2]	1011778 BC ULC / New Red Finance
	Inc.	4.250%	5/15/24	1,755	1,751
[2]	1011778 BC ULC / New Red Finance
	Inc.	5.000%	10/15/25	2,495	2,520
[2]	Adient Global Holdings Ltd.	4.875%	8/15/26	3,860	3,966
[2]	APX Group Inc.	8.875%	12/1/22	4,155	4,487
[5,6] Bass Pro Group, LLC Bank Loan		6.569%	12/15/23	483	480
[5,6] Bass Pro Group, LLC Bank Loan		6.569%	12/15/23	1,452	1,443
	CalAtlantic Group Inc.	5.875%	11/15/24	140	156
	CalAtlantic Group Inc.	5.250%	6/1/26	270	286
	CalAtlantic Group Inc.	5.000%	6/15/27	1,245	1,292
[2]	Cedar Fair LP / Canada’s Wonderland
	Co. / Magnum Management Corp. /
	Millennium Op	5.375%	4/15/27	775	815
	Cedar Fair LP / Canada’s Wonderland
	Co. / MagnumManagement Corp.	5.375%	6/1/24	835	875
[2]	CRC Escrow Issuer LLC / CRC Finco
	Inc.	5.250%	10/15/25	3,486	3,512
	Dana Holding Corp.	5.500%	12/15/24	1,055	1,113
	GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	105	108
	GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	2,630	2,831
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	1,810	1,941
	Goodyear Tire & Rubber Co.	5.000%	5/31/26	1,614	1,656
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	3,278	3,348
	Group 1 Automotive Inc.	5.000%	6/1/22	1,335	1,375
[2]	Group 1 Automotive Inc.	5.250%	12/15/23	1,055	1,091
[2]	GW Honos Security Corp.	8.750%	5/15/25	1,385	1,489
[2]	Hanesbrands Inc.	4.625%	5/15/24	730	746
[2]	Hanesbrands Inc.	4.875%	5/15/26	735	752
	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	1,770	1,788
	Hilton Worldwide Finance LLC / Hilton
	Worldwide Finance Corp.	4.625%	4/1/25	3,025	3,120
	Hilton Worldwide Finance LLC / Hilton
	Worldwide Finance Corp.	4.875%	4/1/27	1,870	1,949
	KB Home	4.750%	5/15/19	830	845
	KB Home	8.000%	3/15/20	120	131
	KB Home	7.000%	12/15/21	230	255
	KB Home	7.500%	9/15/22	215	245
	KB Home	7.625%	5/15/23	1,300	1,489
[2]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	5.000%	6/1/24	815	844
[2]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	5.250%	6/1/26	872	920
[2]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	4.750%	6/1/27	935	956
	L Brands Inc.	6.625%	4/1/21	1,430	1,569
[5,6] La Quinta Intermediate Holdings LLC
	Bank Loan	4.109%	4/14/21	1,806	1,814
	Lennar Corp.	4.125%	1/15/22	1,015	1,035
	Lennar Corp.	4.875%	12/15/23	625	655

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Lennar Corp.	4.500%	4/30/24	2,075	2,137
[2]	Lennar Corp.	4.750%	11/29/27	1,285	1,319
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,820	1,110
	Penske Automotive Group Inc.	5.375%	12/1/24	1,113	1,130
	PulteGroup Inc.	5.000%	1/15/27	130	136
	Service Corp. International	8.000%	11/15/21	1,225	1,427
	Service Corp. International	5.375%	1/15/22	905	928
	Service Corp. International/US	4.625%	12/15/27	205	208
[2]	Shea Homes LP / Shea Homes
	Funding Corp.	5.875%	4/1/23	450	467
[2]	Shea Homes LP / Shea Homes
	Funding Corp.	6.125%	4/1/25	450	469
	Toll Brothers Finance Corp.	4.875%	11/15/25	295	307
	Toll Brothers Finance Corp.	4.875%	3/15/27	1,955	2,021
	William Lyon Homes Inc.	7.000%	8/15/22	450	464
	William Lyon Homes Inc.	5.875%	1/31/25	1,415	1,443
[2]	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	5.500%	3/1/25	1,575	1,634
[2]	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	5.250%	5/15/27	1,510	1,527
[2]	ZF North America Capital Inc.	4.500%	4/29/22	256	269
[2]	ZF North America Capital Inc.	4.750%	4/29/25	940	996

	Consumer Noncyclical (11.4%)
	Aramark Services Inc.	5.125%	1/15/24	975	1,021
[2]	Aramark Services Inc.	5.000%	4/1/25	1,400	1,470
	Aramark Services Inc.	4.750%	6/1/26	580	594
[2]	Catalent Pharma Solutions Inc.	4.875%	1/15/26	435	437
[2]	Change Healthcare Holdings LLC /
	Change Healthcare Finance Inc.	5.750%	3/1/25	1,840	1,840
	CHS/Community Health Systems Inc.	7.125%	7/15/20	1,060	792
	CHS/Community Health Systems Inc.	5.125%	8/1/21	525	473
	CHS/Community Health Systems Inc.	6.875%	2/1/22	5,455	3,130
	CHS/Community Health Systems Inc.	6.250%	3/31/23	3,450	3,105
[2,6] Endo Finance LLC / Endo Finco Inc.		6.000%	2/1/25	2,845	2,198
[2]	Endo Finance LLC / Endo Ltd. / Endo
	Finco Inc.	6.000%	7/15/23	2,515	1,962
[2]	Envision Healthcare Corp.	5.125%	7/1/22	2,806	2,736
	Envision Healthcare Corp.	5.625%	7/15/22	2,645	2,668
	HCA Holdings Inc.	6.250%	2/15/21	1,020	1,086
	HCA Inc.	6.500%	2/15/20	3,875	4,127
	HCA Inc.	5.875%	3/15/22	1,850	1,982
	HCA Inc.	4.750%	5/1/23	2,100	2,173
	HCA Inc.	5.875%	5/1/23	300	321
	HCA Inc.	5.375%	2/1/25	505	524
	HCA Inc.	5.250%	4/15/25	1,500	1,592
	HCA Inc.	7.690%	6/15/25	130	147
	HCA Inc.	5.875%	2/15/26	1,900	2,009
	HCA Inc.	5.250%	6/15/26	975	1,032
[2]	inVentiv Group Holdings Inc/inVentiv
	Health Inc/inVentiv Health Clinical Inc.	7.500%	10/1/24	477	515
[2]	Kinetic Concepts Inc / KCI USA Inc.	7.875%	2/15/21	1,570	1,635
[2]	Lamb Weston Holdings Inc.	4.625%	11/1/24	1,040	1,071
[2]	Lamb Weston Holdings Inc.	4.875%	11/1/26	1,040	1,087
[5,6] Lands’ End, Inc. Bank Loan		4.819%	3/12/21	2,911	2,589
	LifePoint Health Inc.	5.375%	5/1/24	1,463	1,441
[2]	MEDNAX Inc.	5.250%	12/1/23	580	590
[2]	MPH Acquisition Holdings LLC	7.125%	6/1/24	1,590	1,693
[2]	Polaris Intermediate Corp.	8.500%	12/1/22	1,905	1,976
[2]	Post Holdings Inc.	5.500%	3/1/25	795	821
[2]	Post Holdings Inc.	5.000%	8/15/26	4,100	4,033
[2]	Post Holdings Inc.	5.750%	3/1/27	970	987
[2]	Post Holdings Inc.	5.625%	1/15/28	1,320	1,327
[2]	Quintiles IMS Inc.	5.000%	10/15/26	1,130	1,158
[2]	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	750	776
	Revlon Consumer Products Corp.	5.750%	2/15/21	570	430
	Revlon Consumer Products Corp.	6.250%	8/1/24	2,130	1,283
[5,6] Revlon Consumer Products Corp.
	Bank Loan	4.850%	9/7/23	10	7
[5,6] Revlon Consumer Products Corp.
	Bank Loan	5.069%	9/7/23	597	445

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[5,6] Revlon Consumer Products Corp.
	Bank Loan	5.069%	9/7/23	176	131
[2]	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	1,915	1,996
[2]	Sterigenics-Nordion Topco LLC	8.125%	11/1/21	725	734
	Tenet Healthcare Corp.	5.500%	3/1/19	785	797
	Tenet Healthcare Corp.	4.750%	6/1/20	835	850
	Tenet Healthcare Corp.	4.500%	4/1/21	932	937
	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,520
[2]	Tenet Healthcare Corp.	4.625%	7/15/24	279	272
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	2,065	1,994
[2]	Valeant Pharmaceuticals International
	Inc.	5.375%	3/15/20	2,445	2,448
[2]	Valeant Pharmaceuticals International
	Inc.	6.500%	3/15/22	620	651
[2]	Valeant Pharmaceuticals International
	Inc.	7.000%	3/15/24	1,390	1,494
[2]	Valeant Pharmaceuticals International
	Inc.	5.500%	11/1/25	945	964
[2]	Valeant Pharmaceuticals International
	Inc.	9.000%	12/15/25	735	766
[2]	Vizient Inc.	10.375%	3/1/24	177	199
[2]	VRX Escrow Corp.	6.125%	4/15/25	3,190	2,927
[2]	West Street Merger Sub Inc.	6.375%	9/1/25	3,700	3,714

	Energy (13.6%)
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	5.625%	5/20/24	1,395	1,444
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	5.875%	8/20/26	1,395	1,437
	AmeriGas Partners LP / AmeriGas
	Finance Corp.	5.500%	5/20/25	620	625
	AmeriGas Partners LP / AmeriGas
	Finance Corp.	5.750%	5/20/27	1,745	1,758
	Anadarko Petroleum Corp.	5.550%	3/15/26	145	162
	Anadarko Petroleum Corp.	6.200%	3/15/40	731	878
	Anadarko Petroleum Corp.	6.600%	3/15/46	240	306
	Andeavor	5.125%	4/1/24	996	1,043
[2]	Andeavor	5.125%	12/15/26	665	732
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	6.250%	10/15/22	418	443
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	6.375%	5/1/24	1,280	1,390
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	5.250%	1/15/25	1,510	1,587
	Antero Resources Corp.	5.125%	12/1/22	1,445	1,478
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	1,233	1,275
[2]	Chesapeake Energy Corp.	8.000%	6/15/27	2,525	2,430
	Continental Resources Inc.	5.000%	9/15/22	3,354	3,404
	Continental Resources Inc.	4.500%	4/15/23	2,280	2,323
	Continental Resources Inc.	3.800%	6/1/24	505	499
[2]	Continental Resources Inc.	4.375%	1/15/28	2,250	2,222
	Continental Resources Inc.	4.900%	6/1/44	706	678
[2]	DCP Midstream LLC	9.750%	3/15/19	450	487
[2]	DCP Midstream LLC	5.350%	3/15/20	335	349
	DCP Midstream Operating LP	2.700%	4/1/19	600	598
[2]	DCP Midstream Operating LP	4.750%	9/30/21	597	616
	DCP Midstream Operating LP	4.950%	4/1/22	1,436	1,493
	DCP Midstream Operating LP	3.875%	3/15/23	801	795
	DCP Midstream Operating LP	5.600%	4/1/44	875	870
[2,3] Diamond BC BV		5.625%	8/15/25	1,615	1,943
	Diamondback Energy Inc.	4.750%	11/1/24	175	176
	Diamondback Energy Inc.	5.375%	5/31/25	1,430	1,473
	Energy Transfer Equity LP	7.500%	10/15/20	2,460	2,712
	Energy Transfer Equity LP	4.250%	3/15/23	2,430	2,406
	Energy Transfer Equity LP	5.875%	1/15/24	1,656	1,743
	Energy Transfer Equity LP	5.500%	6/1/27	3,350	3,417
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,560	2,406
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	1/15/22	474	440
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	6/15/23	769	700
	Kerr-McGee Corp.	6.950%	7/1/24	985	1,161

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kinder Morgan Inc.	7.750%	1/15/32	740	952
	Laredo Petroleum Inc.	5.625%	1/15/22	2,107	2,136
	Laredo Petroleum Inc.	6.250%	3/15/23	2,158	2,234
	Marathon Oil Corp.	3.850%	6/1/25	1,190	1,208
	Marathon Oil Corp.	6.800%	3/15/32	250	302
	Marathon Oil Corp.	6.600%	10/1/37	300	374
	Marathon Oil Corp.	5.200%	6/1/45	395	434
	Matador Resources Co.	6.875%	4/15/23	3,090	3,256
[2]	MEG Energy Corp.	6.375%	1/30/23	850	729
[2]	MEG Energy Corp.	7.000%	3/31/24	1,439	1,220
[2]	MEG Energy Corp.	6.500%	1/15/25	2,850	2,814
	MPLX LP	4.875%	12/1/24	1,410	1,515
	MPLX LP	4.875%	6/1/25	2,685	2,874
	Newfield Exploration Co.	5.625%	7/1/24	600	648
[2]	NGPL PipeCo LLC	4.375%	8/15/22	400	407
[2]	NGPL PipeCo LLC	4.875%	8/15/27	475	493
[2]	Parsley Energy LLC / Parsley Finance
	Corp.	5.375%	1/15/25	1,344	1,359
[2]	Parsley Energy LLC / Parsley Finance
	Corp.	5.250%	8/15/25	190	192
	QEP Resources Inc.	6.800%	3/1/20	220	231
	QEP Resources Inc.	6.875%	3/1/21	913	987
	QEP Resources Inc.	5.375%	10/1/22	670	685
	QEP Resources Inc.	5.250%	5/1/23	1,262	1,278
	RSP Permian Inc.	5.250%	1/15/25	900	923
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	1,255	1,399
	SESI LLC	7.125%	12/15/21	990	1,012
[2]	SESI LLC	7.750%	9/15/24	1,045	1,110
	SM Energy Co.	6.500%	11/15/21	100	102
	SM Energy Co.	6.125%	11/15/22	935	949
	SM Energy Co.	6.500%	1/1/23	75	76
	SM Energy Co.	5.000%	1/15/24	1,994	1,919
	SM Energy Co.	5.625%	6/1/25	1,151	1,122
	SM Energy Co.	6.750%	9/15/26	720	742
[2]	Southern Star Central Corp.	5.125%	7/15/22	480	497
[2]	Vine Oil & Gas LP / Vine Oil & Gas
	Finance Corp.	8.750%	4/15/23	1,915	1,867
	Weatherford International Ltd.	7.000%	3/15/38	517	438
	Weatherford International Ltd.	6.750%	9/15/40	1,918	1,597
	Weatherford International Ltd.	5.950%	4/15/42	1,510	1,178
[2]	Whiting Petroleum Corp.	6.625%	1/15/26	775	791
	Williams Cos. Inc.	7.875%	9/1/21	510	588
	Williams Cos. Inc.	3.700%	1/15/23	1,225	1,216
	Williams Cos. Inc.	4.550%	6/24/24	681	706
	Williams Cos. Inc.	5.750%	6/24/44	1,200	1,275
	WPX Energy Inc.	6.000%	1/15/22	2,706	2,828
	WPX Energy Inc.	5.250%	9/15/24	3,734	3,725

	Other Industrial (0.6%)
[2]	Brand Energy & Infrastructure
	Services Inc.	8.500%	7/15/25	2,987	3,136
[5,6] HD Supply Waterworks LTD. Bank
	Loan	4.455%	8/1/24	270	271
[2]	KAR Auction Services Inc.	5.125%	6/1/25	1,295	1,328

	Technology (7.7%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	1,355	1,485
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	2,505	2,724
[2]	Camelot Finance SA	7.875%	10/15/24	2,286	2,437
[2]	CDK Global Inc.	4.875%	6/1/27	585	592
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	730	753
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	485	527
	CDW LLC / CDW Finance Corp.	5.000%	9/1/25	760	788
	Equinix Inc.	5.375%	4/1/23	680	703
	Equinix Inc.	5.875%	1/15/26	370	397
[3]	Equinix Inc.	2.875%	2/1/26	3,115	3,719
	Equinix Inc.	5.375%	5/15/27	1,350	1,446
[2]	First Data Corp.	5.375%	8/15/23	2,265	2,358
[2]	First Data Corp.	7.000%	12/1/23	5,565	5,885
[2]	First Data Corp.	5.000%	1/15/24	1,500	1,545

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2]	First Data Corp.	5.750%	1/15/24	3,901	4,038
[5,6] First Data Corp. Bank Loan		3.802%	7/8/22	590	590
	Infor US Inc.	6.500%	5/15/22	3,060	3,171
	Iron Mountain Inc.	5.750%	8/15/24	1,032	1,045
[2]	Iron Mountain Inc.	4.875%	9/15/27	1,245	1,248
[2]	MSCI Inc.	5.250%	11/15/24	395	416
[2]	MSCI Inc.	5.750%	8/15/25	1,560	1,675
[2]	MSCI Inc.	4.750%	8/1/26	510	534
	NCR Corp.	4.625%	2/15/21	2,375	2,381
	NCR Corp.	5.875%	12/15/21	145	149
	NCR Corp.	5.000%	7/15/22	600	607
	NCR Corp.	6.375%	12/15/23	455	475
	Nokia Oyj	6.625%	5/15/39	3,550	3,923
[2]	Open Text Corp.	5.625%	1/15/23	1,070	1,113
[2]	Open Text Corp.	5.875%	6/1/26	1,345	1,446
	Pitney Bowes Inc.	4.700%	4/1/23	1,895	1,739
[2]	Sensata Technologies BV	5.625%	11/1/24	575	631
[2]	Sensata Technologies BV	5.000%	10/1/25	1,625	1,727
[2]	Sensata Technologies UK Financing
	Co. plc	6.250%	2/15/26	1,520	1,647
	SS&C Technologies Holdings Inc.	5.875%	7/15/23	890	938
[2]	Symantec Corp.	5.000%	4/15/25	1,920	2,006
[2,4] Vantiv LLC / Vanity Issuer Corp.		3.875%	11/15/25	890	1,214
[2]	Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	240	243

	Transportation (1.9%)
[2]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.125%	6/1/22	1,876	1,902
	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.500%	4/1/23	2,328	2,386
[2]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	6.375%	4/1/24	715	745
[2]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.250%	3/15/25	980	970
	Hertz Corp.	5.875%	10/15/20	1,330	1,328
	Hertz Corp.	7.375%	1/15/21	2,230	2,252
[2]	Hertz Corp.	7.625%	6/1/22	830	874
[2]	Hertz Corp.	5.500%	10/15/24	3,835	3,476
					598,741
Utilities (1.7%)
	Electric (1.7%)
	AES Corp.	4.875%	5/15/23	600	613
	AES Corp.	5.500%	3/15/24	4,236	4,405
	AES Corp.	5.500%	4/15/25	150	158
	AES Corp.	5.125%	9/1/27	1,285	1,356
[2]	NextEra Energy Operating Partners LP	4.250%	9/15/24	645	655
[2]	NextEra Energy Operating Partners LP	4.500%	9/15/27	700	699
	NRG Energy Inc.	6.250%	7/15/22	1,544	1,606
	NRG Energy Inc.	6.250%	5/1/24	1,416	1,480
	NRG Energy Inc.	7.250%	5/15/26	1,425	1,551
					12,523
Total Corporate Bonds (Cost $666,681)					682,307
Sovereign Bonds (0.2%)
[2]	DAE Funding LLC	4.500%	8/1/22	825	811
[2]	DAE Funding LLC	5.000%	8/1/24	850	836
Total Sovereign Bonds (Cost $1,675)					1,647

				Shares
Common Stocks (0.2%)
Financials (0.2%)
*,7 Homer City Generation (Cost $951)				62,633	1,287

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Temporary Cash Investment (8.1%)
Repurchase Agreement (8.1%)
Bank of America Securities, LLC
(Dated 12/29/17, Repurchase
Value $61,110,000, collateralized
by Federal Farm Credit Bank 3.000%,
9/5/29–4/21/33, with a value of
$62,323,000) (Cost $61,100)	1.410%	1/2/18	61,100	61,100
Total Investments (99.2%) (Cost $730,407)				746,341

Amount
				($000)
Other Assets and Liabilities (0.8%)
Other Assets
Investment in Vanguard				42
Receivables for Investment Securities Sold				1,066
Receivables for Accrued Income				10,170
Receivables for Capital Shares Issued				471
Variation Margin Receivable—Swap Contracts				17
Other Assets [8]				1,051
Total Other Assets				12,817
Liabilities
Payables for Investment Securities Purchased				(3,599)
Payables to Investment Advisor				(109)
Payables for Capital Shares Redeemed				(2,237)
Payables to Vanguard				(863)
Unrealized Depreciation—Forward Currency Contracts				(97)
Total Liabilities				(6,905)
Net Assets (100%)
Applicable to 92,546,052 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				752,253
Net Asset Value Per Share				$8.13

At December 31, 2017, net assets consisted of:
Amount
				($000)
Paid-in Capital				711,671
Undistributed Net Investment Income				34,631
Accumulated Net Realized Losses				(9,996)
Unrealized Appreciation (Depreciation)
Investment Securities				15,934
Swap Contracts				109
Forward Currency Contracts				(97)
Foreign Currencies				1
Net Assets				752,253

• See Note A in Notes to Financial Statements.
† Security purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2017.
* Non-income-producing security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At
December 31, 2017, the aggregate value of these securities was $266,619,000, representing 35.4%
of net assets.
3 Face amount denominated in euro.
4 Face amount denominated in British pounds.
5 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2017, the aggregate value of these securities was $10,797,000, representing 1.4% of net assets.
6 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
7 Security value determined using significant unobservable inputs.
8 Cash of $905,000 has been segregated as initial margin for open cleared swap contracts.

Vanguard High Yield Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America N.A.	1/31/18	USD	3,570	EUR	3,012	(51)
Citibank, N.A.	1/31/18	USD	3,584	EUR	3,013	(38)
Goldman Sachs International	1/31/18	USD	1,362	GBP	1,014	(8)
						(97)
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain
(loss) for tax purposes

Centrally Cleared Credit Default Swaps
			Periodic
			Premium		Unrealized
			Received		Appreciation
	Termination	Notional Amount	(Paid)[1]	Value	(Depreciation)
Reference Entity	Date	(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S29-V1	12/20/22	USD 17,470	5.000	1,447	109
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Interest	37,564
Total Income	37,564
Expenses
Investment Advisory Fees—Note B	410
The Vanguard Group—Note C
Management and Administrative	1,297
Marketing and Distribution	106
Custodian Fees	26
Auditing Fees	38
Shareholders’ Reports and Proxy	33
Trustees’ Fees and Expenses	1
Total Expenses	1,911
Net Investment Income	35,653
Realized Net Gain (Loss)
Investment Securities Sold	1,638
Swap Contracts	487
Foreign Currencies and
Forward Currency Contracts	(519)
Realized Net Gain (Loss)	1,606
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	7,399
Swap Contracts	84
Foreign Currencies and
Forward Currency Contracts	(55)
Change in Unrealized Appreciation
(Depreciation)	7,428
Net Increase (Decrease) in Net Assets
Resulting from Operations	44,687

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,653	30,829
Realized Net Gain (Loss)	1,606	(10,782)
Change in Unrealized Appreciation (Depreciation)	7,428	40,221
Net Increase (Decrease) in Net Assets Resulting from Operations	44,687	60,268
Distributions
Net Investment Income	(31,351)	(29,106)
Realized Capital Gain	—	—
Total Distributions	(31,351)	(29,106)
Capital Share Transactions
Issued	177,943	127,974
Issued in Lieu of Cash Distributions	31,351	29,106
Redeemed	(92,546)	(86,704)
Net Increase (Decrease) from Capital Share Transactions	116,748	70,376
Total Increase (Decrease)	130,084	101,538
Net Assets
Beginning of Period	622,169	520,631
End of Period[1]	752,253	622,169
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $34,631,000 and $30,520,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.99	$7.59	$8.14	$8.24	$8.33
Investment Operations
Net Investment Income	. 419[1]	.397	.427	.416	.458
Net Realized and Unrealized Gain (Loss)
on Investments	.119	.426	(.541)	(.061)	(.108)
Total from Investment Operations	.538	.823	(.114)	.355	.350
Distributions
Dividends from Net Investment Income	(.398)	(.423)	(.423)	(.455)	(.440)
Distributions from Realized Capital Gains	—	—	(.013)	—	—
Total Distributions	(.398)	(.423)	(.436)	(.455)	(.440)
Net Asset Value, End of Period	$8.13	$7.99	$7.59	$8.14	$8.24
Total Return	7.00%	11.35%	-1.58%	4.40%	4.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$752	$622	$521	$534	$509
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%	0.28%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	5.22%	5.44%	5.41%	5.24%	5.51%
Portfolio Turnover Rate	28%	27%	38%	35%	37%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2017, the portfolio’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Vanguard High Yield Bond Portfolio

4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended December 31, 2017, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of

Vanguard High Yield Bond Portfolio

the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

9. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2017, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $42,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Vanguard High Yield Bond Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	682,307	—
Sovereign Bonds	—	1,647	—
Common Stocks	—	—	1,287
Temporary Cash Investments	—	61,100	—
Forward Currency Contracts—Liabilities	—	(97)	—
Swap Contracts—Assets[1]	17	—	—
Total	17	744,957	1,287
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Swap Contracts	—	17	17
Unrealized Depreciation—Forward Currency Contracts	(97)	—	(97)

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	(636)	—	(636)
Swap Contracts	—	487	487
Realized Net Gain (Loss) on Derivatives	(636)	487	(149)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	(58)	—	(58)
Swap Contracts	—	84	84
Change in Unrealized Appreciation (Depreciation) on Derivatives	(58)	84	26

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2017, the portfolio realized net foreign currency losses of $580,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $389,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2017, the portfolio had $35,117,000 of ordinary income available for distribution. The portfolio used capital loss carryforwards of $1,677,000 to offset taxable capital gains realized during the year ended December 31, 2017. At December 31, 2017, the portfolio had available capital losses totaling $9,794,000 that may be carried forward indefinitely to offset future net capital gains.

Vanguard High Yield Bond Portfolio

At December 31, 2017, the cost of investment securities for tax purposes was $730,407,000. Net unrealized appreciation of investment securities for tax purposes was $15,934,000, consisting of unrealized gains of $24,857,000 on securities that had risen in value since their purchase and $8,923,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2017, the portfolio purchased $247,216,000 of investment securities and sold $170,812,000 of investment securities, other than U.S. government securities and temporary cash investments. There were no purchases or sales of U.S. government securities during the period.

H. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	22,124	16,586
Issued in Lieu of Cash Distributions	4,066	3,976
Redeemed	(11,491)	(11,309)
Net Increase (Decrease) in Shares Outstanding	14,699	9,253

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 48% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of High Yield Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of
Funds since 1975.

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,002.08	$1.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.79	1.43

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. High-Yield Ba/B 2%
Issuer Capped Index and the Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the High Yield Bond Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the High Yield Bond Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the High
Yield Bond Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the High Yield Bond Portfolio or the owners of the High Yield Bond Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the High Yield Bond Portfolio. Investors acquire the High Yield Bond
Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the High Yield Bond Portfolio. The High Yield Bond Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the High Yield Bond Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the High Yield Bond Portfolio with respect to any person or entity.
Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High Yield Bond Portfolio to be issued. Neither
Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the High Yield Bond Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the High Yield Bond Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the High Yield Bond Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the High
Yield Bond Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS
OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG
NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE
OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG
BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE HIGH YIELD BOND PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays
Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

Vanguard® International Portfolio

Advisors’ Report

For the year ended December 31, 2017, Vanguard International Portfolio returned 42.60%, well ahead of the 27.19% return of its benchmark index and the 26.52% average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Both advisors have also prepared a discussion of the investment environment that existed during 2017 and its effect on the portfolio’s positioning. These reports were prepared on January 24, 2018.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Thomas Coutts,
Head of European Equities

We invest in companies that we believe can grow significantly faster than the market for many years, possibly decades. These opportunities are quite rare, and owning them requires patience. But we think it pays to back our convictions, so our portion of the portfolio has become a little more concentrated over the last 12 months. We need to be supportive long-term shareholders and encourage great growth-oriented companies to put long-term goals before the market’s toxic obsession with short-term targets.

A new breed of company has emerged in recent years that has little need of capital and benefits from the effects of having a large network. In Tencent, Alibaba, and Amazon, we own companies that exemplify these traits and are now capable of dominating across different parts of the economy. Although these companies have contributed strongly to returns over many years, we believe the prospects for patient shareholders remain fantastic.

One area we are particularly excited about is Chinese education. The one-child policy introduced in 1979 (but relaxed in the last few years) has led to “4-2-1” family structures, with four grandparents, two parents and a child. As a result, families invest heavily in their children’s education to increase the chances of admission to universities and, ultimately, of finding a good job. TAL Education and New Oriental Education & Technology are two education providers that have been growing quickly and have contributed to returns. We believe these companies can continue to grow significantly faster than the market over the long term as both expand into newly designated second-tier cities and beyond their core offering.

Detractors included Spanish clothing retailer Inditex, Danish biotechnology company Genmab, and Spanish bank Banco Popular. Inditex, owner of the Zara retail chain, has faced some currency challenges, but we believe this is a remarkable company with a substantial opportunity to expand its “fast fashion” model globally, both offline and online. Genmab develops antibody therapies for cancer; one successful product, Darzalex, is on the market, and others are in various stages of clinical trials. After a strong few years, 2017 was flat in share-price terms, but

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
December 31, 2017		Annual Return
Vanguard International Portfolio	42.60%	4.67%
Spliced International Index[1]	27.19	1.23
Variable Insurance International Funds Average[2]	26.52	1.94

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio[3]	Funds Average[4]
International Portfolio	0.39%	0.92%

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the International
Portfolio’s expense ratio was 0.39%.
4. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard International Portfolio

we remain very enthusiastic about the company’s long-term prospects. Banco Popular was acquired by Banco Santander for a nominal sum in a rescue deal, as the company was unable to shake off the legacy of its real estate book despite an improving environment for Spanish domestic banks.

One of the great advantages of long-term investing is that only a handful of new ideas are needed to complement your holdings. Over the past year, the only new purchases in our portfolio have been Nidec, a Japanese electric motor company, Delivery Hero, a German online food delivery company, and Umicore, a Belgian materials and recycling company. We have also added to holdings such as Swedish bank Svenska Handelsbanken, Dutch semiconductor company ASML, and German meal box provider HelloFresh, following its IPO. These additions were funded partly by the sale of holdings in Norwegian media company Schibsted and Danish pharmaceutical company Novo Nordisk. Mobileye, the Israeli leader in advanced driver assistance systems, was taken over by Intel only six months after we took a position.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equities produced strong gains in 2017, fueled by improving corporate earnings growth. The health and economic momentum in most European and Asian economies improved, while monetary policy remained highly accommodative because of inflationary pressures. This supportive backdrop allowed financial markets to focus less on macro or political events and more on company specifics, yielding a positive environment for stock-pickers.

Positive contributions came from most sectors in the portfolio. Stock selection in financials and technology was particularly strong, and we also benefited from our overweight to the tech sector, which was the strongest performer in 2017.

Chinese e-commerce platform Alibaba was the strongest individual performer. Alibaba’s growth has been exceptional for a company of its size. Although e-commerce platforms remain its core business, the company is growing impressive new businesses in logistical services, data analytics and marketing services, China’s largest cloud computing and financial payments platforms, and a YouTube-style user-generated video platform.

Detracting from performance was our position in Brambles, an Australian operator of the largest pooled pallet and logistics network for consumer goods manufacturers and retailers in Europe and the United States. A heightened competitive environment prompted weaker near-term results in early 2017, but new-business wins have increased as customers seek to improve their supply chains and new management has sharpened its commercial focus. The network effects accruing to Brambles’ scale are material competitive advantages in a high-barrier industry, and it remains a core holding in our view.

Looking ahead, we are moving into a new phase of the business cycle where strong economic growth increases the upside risks to inflation and central banks become less accommodative. After nearly a decade of exceptionally low interest rates, there is plenty of complacency in equity markets about the downside risks from high financial leverage. We are generally cautious toward companies that have high debt levels or do not have strong pricing power to offset the higher levels of cost inflation they will face.

After years of spending restraint, improved corporate confidence and higher manufacturing utilization warrant a positive view on the capital spending cycle. We retain exposure in areas likely to benefit, such as

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	61	1,938	Uses a bottom-up, stock-driven approach to select
			stocks that it believes have above-average growth
			rates and trade at reasonable prices.
Schroder Investment	37	1,183	Uses fundamental research to identify high-quality
Management			companies in developed and emerging markets that
North America Inc.			it believes have above-average growth potential.
Cash Investments	2	77	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard International Portfolio

factory automation, construction-related products, and electrical infrastructure. This view also supports materials exposure, particularly those benefiting from structural trends, such as electrification of automotive powertrains, rather than traditional “bulk” commodities.

Consumer discretionary stocks are well-represented in our portfolio. The competitive landscape in content and media consumption is changing rapidly and represents a rich source of opportunity, particularly for social media, music, and gaming. Despite optically high valuations, the ability of a number of companies to expand their business activities into adjacent areas and/or monetize content supports a long-term growth trajectory that is, in a number of instances, materially underestimated by the market.

We believe that the current period of disruptive change across many industries will be a powerful source of investment performance. There are many exciting disruptor companies that make up our core portfolio holdings and have generated strong performance. However, the consistent inability of the stock market to factor in the true long-term prospects of high-quality growth businesses makes many of these stocks attractive. Businesses and investors alike must ensure that they are on the right side of the disruption, and we are focused on identifying those businesses that are willing to invest for the long term, change, and create sustainable growth business models.

Vanguard International Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
International Portfolio	75,519,614	3,673,235	4,130,621	0	90.6%

Vanguard International Portfolio

Portfolio Profile
As of December 31, 2017

Portfolio Characteristics

Comparative
	Portfolio	Index[1]
Number of Stocks	122	1,865
Turnover Rate	16%	—
Expense Ratio[2]	0.39%	—
Short-Term Reserves	0.2%	—

Volatility Measures
	Portfolio Versus
	Comparative Index[1]
R-Squared		0.90
Beta		1.10

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	23.2%	11.3%
Consumer Staples	5.9	9.6
Energy	1.1	6.8
Financials	16.1	23.2
Health Care	8.7	7.6
Industrials	9.5	11.9
Information Technology	23.9	11.5
Materials	6.1	8.0
Other	1.6	0.0
Real Estate	0.0	3.2
Telecommunication Services	3.9	4.0
Utilities	0.0	2.9

Ten Largest Holdings[3] (% of total net assets)
Tencent Holdings Ltd.	Internet Software
	& Services	5.3%
Alibaba Group	Internet Software
Holding Ltd. ADR	& Services	4.8
ASML Holding NV	Semiconductor
	Equipment	3.5
Baidu Inc.	Internet Software
	& Services	3.4
AIA Group Ltd.	Life & Health
	Insurance	3.1
Amazon.com Inc.	Internet & Direct
	Marketing Retail	2.9
Industria de Diseno	Apparel
Textil SA	Retail	2.5
Ferrari NV	Automobile
	Manufacturers	1.7
Banco Bilbao Vizcaya	Diversified
Argentaria SA	Banks	1.7
Atlas Copco AB Class A	Industrial Machinery	1.7
Top Ten		30.6%

Allocation by Region

Market Diversification (% of equity exposure)
Comparative
	Portfolio[4]	Index[1]
Europe
Germany	10.6%	6.8%
United Kingdom	7.7	12.4
Sweden	5.3	1.8
France	5.3	7.1
Spain	4.6	2.2
Netherlands	3.6	2.4
Switzerland	3.1	5.5
Italy	3.1	1.6
Denmark	2.6	1.3
Other European Markets	2.6	2.4
Subtotal	48.5%	43.5%
Pacific
Japan	12.3%	16.5%
Hong Kong	4.1	2.6
South Korea	1.5	3.8
Australia	0.7	4.8
Other Pacific Markets	0.3	1.0
Subtotal	18.9%	28.7%
Emerging Markets
China	17.5%	7.1%
India	2.3	2.2
Taiwan	1.1	2.8
Other Emerging Markets	1.8	8.2
Subtotal	22.7%	20.3%
North America
United States	8.1%	0.4%
Canada	1.2	6.4
Subtotal	9.3%	6.8%
Middle East
Israel	0.6%	0.2%
Other	0.0%	0.5%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 The expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the International Portfolio’s expense ratio was 0.39%.
3 The holdings listed exclude any temporary cash investments and equity index products.
4 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	42.60%	10.80%	4.67%	$15,790
Spliced International Index[1]	27.19	6.80	1.23	11,303
Variable Insurance International
Funds Average[2]	26.52	7.47	1.94	12,115
MSCI All Country World Index ex USA	27.19	6.80	1.84	11,999

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

International Portfolio
Spliced International Index[1]

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.9%)[1]
Australia (0.4%)
Brambles Ltd.	1,504,164	11,788

Belgium (1.0%)
* Umicore SA	698,504	33,074

Brazil (0.6%)
Raia Drogasil SA	384,186	10,628
Telefonica Brasil SA
Preference Shares	564,000	8,269
		18,897
Canada (1.2%)
Toronto-Dominion Bank	476,443	27,916
Potash Corp. of
Saskatchewan Inc.	501,720	10,290
		38,206
China (17.1%)
Tencent Holdings Ltd.	3,258,400	168,648
* Alibaba Group Holding
Ltd. ADR	894,921	154,311
* Baidu Inc. ADR	458,349	107,350
* Ctrip.com International
Ltd. ADR	810,093	35,725
TAL Education Group ADR	1,193,376	35,455
New Oriental Education
& Technology Group
Inc. ADR	349,685	32,871
China Pacific Insurance
Group Co. Ltd.	2,512,400	12,023
		546,383
Denmark (2.5%)
* Genmab A/S	258,566	42,821
Chr Hansen Holding A/S	163,100	15,291
Novozymes A/S	265,103	15,134
Vestas Wind Systems A/S	109,190	7,545
		80,791
France (5.0%)
L'Oreal SA	197,723	43,812
Kering	89,975	42,354
Schneider Electric SE	332,602	28,198
Essilor International Cie
Generale d'Optique SA	185,687	25,577
LVMH Moet Hennessy
Louis Vuitton SE	40,333	11,838
Vivendi SA	312,732	8,394
		160,173
Germany (10.1%)
*,2 Zalando SE	1,013,535	53,442
BASF SE	439,076	48,137
Bayer AG	245,378	30,492
Bayerische Motoren
Werke AG	261,901	27,155
SAP SE	225,872	25,270
Continental AG	79,639	21,413
Deutsche Telekom AG	997,035	17,624
HeidelbergCement AG	157,485	16,981

		Market
		Value•
	Shares	($000)
*,2 Delivery Hero AG	334,976	13,232
*,^ HelloFresh SE	785,601	11,217
Infineon Technologies AG	386,599	10,529
* Linde AG- Tender Line	44,161	10,354
adidas AG	43,206	8,641
GEA Group AG	154,037	7,370
*,2 Rocket Internet SE	278,557	7,023
* MorphoSys AG	67,732	6,191
* AIXTRON SE	274,000	3,787
*,3 HelloFresh AG	286,769	3,685
		322,543
Hong Kong (4.1%)
AIA Group Ltd.	11,818,800	100,527
Jardine Matheson
Holdings Ltd.	264,451	16,045
Hong Kong Exchanges
& Clearing Ltd.	490,260	14,996
		131,568
India (2.1%)
HDFC Bank Ltd.	799,918	23,477
Housing Development
Finance Corp. Ltd.	810,964	21,716
Zee Entertainment
Enterprises Ltd.	1,431,436	13,032
* Idea Cellular Ltd.	4,153,724	7,019
*,3,4 ANI Technologies	19,170	4,061
		69,305
Indonesia (0.3%)
Bank Central Asia Tbk PT	5,939,100	9,582

Israel (0.6%)
* Check Point Software
Technologies Ltd.	193,957	20,098

Italy (3.0%)
Ferrari NV	519,887	54,474
* Fiat Chrysler Automobiles
NV	1,376,016	24,567
Intesa Sanpaolo SPA
(Registered)	4,689,894	15,561
EXOR NV	23,407	1,435
		96,037
Japan (11.7%)
SoftBank Group Corp.	666,100	52,736
SMC Corp.	120,400	49,410
M3 Inc.	1,308,600	45,872
Recruit Holdings Co. Ltd.	815,800	20,256
Bridgestone Corp.	429,700	19,888
Kubota Corp.	1,015,200	19,857
Nintendo Co. Ltd.	53,500	19,265
Sekisui Chemical Co. Ltd.	862,600	17,270
Keyence Corp.	26,400	14,748
ORIX Corp.	838,000	14,129
KDDI Corp.	521,600	12,956
Shiseido Co. Ltd.	266,000	12,817
Toyota Motor Corp.	192,000	12,236
Pigeon Corp.	319,600	12,143

		Market
		Value•
	Shares	($000)
Rakuten Inc.	1,306,400	11,941
Nidec Corp.	84,600	11,846
SBI Holdings Inc.	477,700	9,953
Suzuki Motor Corp.	161,900	9,371
Sumitomo Mitsui Financial
Group Inc.	153,300	6,608
		373,302
Luxembourg (0.5%)
*,3,4 Spotify Technology SA	2,961	15,809

Mexico (0.2%)
Grupo Financiero Banorte
SAB de CV	1,329,855	7,293

Netherlands (3.5%)
ASML Holding NV	642,070	111,630

Norway (0.8%)
Norsk Hydro ASA	1,803,030	13,669
DNB ASA	591,171	10,943
		24,612
Other (0.5%)
[5] Vanguard FTSE All-World
ex-US ETF	298,796	16,350

Portugal (0.2%)
Jeronimo Martins SGPS
SA	343,323	6,668

Singapore (0.3%)
Oversea-Chinese
Banking Corp. Ltd.	1,115,700	10,307

South Korea (1.5%)
*,^ Celltrion Inc.	196,300	40,491
NAVER Corp.	9,580	7,783
		48,274
Spain (4.4%)
Industria de Diseno
Textil SA	2,295,210	79,810
Banco Bilbao Vizcaya
Argentaria SA	6,403,068	54,415
Distribuidora
Internacional de
Alimentacion SA	1,347,136	6,948
		141,173
Sweden (5.3%)
Atlas Copco AB Class A	1,258,070	54,293
Svenska Handelsbanken
AB Class A	3,750,234	51,251
Kinnevik AB	1,012,007	34,197
Assa Abloy AB Class B	591,303	12,259
SKF AB	545,058	12,109
Elekta AB Class B	668,047	5,516
		169,625
Switzerland (3.1%)
Nestle SA	436,340	37,515
UBS Group AG	1,198,344	22,017
Lonza Group AG	60,154	16,224
Cie Financiere Richemont
SA	146,555	13,273
Roche Holding AG	37,010	9,358
		98,387
Taiwan (1.1%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	4,523,000	34,633

Thailand (0.5%)
Kasikornbank PCL	2,249,400	15,976

Vanguard International Portfolio

			Market
			Value•
		Shares	($000)
United Kingdom (7.4%)
	Rolls-Royce Holdings
	plc	3,819,412	43,590
	Royal Dutch Shell plc
	Class A	1,032,536	34,410
	Diageo plc	768,238	28,159
	Vodafone Group plc	7,666,995	24,236
	Burberry Group plc	829,432	19,998
*	Standard Chartered plc	1,774,697	18,637
	BHP Billiton plc	881,969	17,834
	Reckitt Benckiser
	Group plc	186,879	17,435
	Aviva plc	2,493,824	17,009
*,^	Ocado Group plc	1,403,300	7,493
	Antofagasta plc	538,864	7,273
			236,074
United States (7.9%)
*	Amazon.com Inc.	79,193	92,614
*	Illumina Inc.	223,073	48,739
	MercadoLibre Inc.	153,825	48,403
*,^	Tesla Inc.	146,733	45,685
*	Priceline Group Inc.	5,454	9,478
	Philip Morris International
	Inc.	68,966	7,286
			252,205
Total Common Stocks
(Cost $2,106,542)			3,100,763
Preferred Stocks (1.0%)
*,3,4	CureVac GmbH	1,452	3,719
*,2,3,4 Flipkart G Series		31,650	3,791
*,2,3,4 Flipkart H Series		13,514	1,922
*,3,4	HOME 24AG	2,691	5,785
*,3,4	Internet Plus Holdings
	Ltd.	2,083,522	11,647
*,3,4	You & Mr. Jones	5,200,000	4,586
Total Preferred Stocks
(Cost $30,125)			31,450
Temporary Cash Investments (3.2%)[1]
Money Market Fund (3.0%)
[6,7]	Vanguard Market Liquidity
	Fund, 1.458%	944,166	94,426

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[8] United States Cash
Management Bill,
1.048%, 1/2/18	2,000	2,000
United States Treasury Bill,
1.099%, 2/1/18	500	499
United States Treasury Bill,
1.209%, 2/8/18	100	100
United States Treasury Bill,
1.116%, 2/22/18	100	100
United States Treasury Bill,
1.087%, 3/1/18	3,000	2,994
[8] United States Treasury Bill,
1.169%, 3/22/18	1,700	1,695
		7,388
Total Temporary Cash Investments
(Cost $101,821)		101,814
Total Investments (101.1%)
(Cost $2,238,488)		3,234,027

		Amount
		($000)
Other Assets and Liabilities (-1.1%)
Other Assets
Investment in Vanguard		176
Receivables for Accrued Income		3,794
Receivables for Capital Shares Issued		3,128
Variation Margin Receivable—Futures Contracts 99
Unrealized Appreciation—
Forward Currency Contracts		647
Other Assets[9]		1,345
Total Other Assets		9,189
Liabilities
Payables for Investment Securities Purchased (62)
Collateral for Securities on Loan		(36,686)
Payables to Investment Advisor		(1,431)
Payables for Capital Shares Redeemed		(3,565)
Payables to Vanguard		(3,158)
Variation Margin Payable—
Futures Contracts		(160)
Unrealized Depreciation—
Forward Currency Contracts		(165)
Total Liabilities		(45,227)
Net Assets (100%)
Applicable to 116,956,363 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,197,989
Net Asset Value Per Share		$27.34

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,091,383
Undistributed Net Investment Income	21,927
Accumulated Net Realized Gains	88,463
Unrealized Appreciation (Depreciation)
Investment Securities	995,539
Futures Contracts	288
Forward Currency Contracts	482
Foreign Currencies	(93)
Net Assets	3,197,989

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $35,513,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 98.7%
and 1.4%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate value of these securities was $79,410,000, representing 2.5% of net assets.
3 Restricted securities totaling $55,005,000, representing 1.7% of net assets.
4 Security value determined using significant unobservable inputs.
5 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
7 Includes $36,686,000 of collateral received for securities on loan.
8 Securities with a value of $2,823,000 have been segregated as initial margin for open futures contracts.
9 Cash of $240,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.

Vanguard International Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	March 2018	521	21,853	(320)
Topix Index	March 2018	106	17,097	254
FTSE 100 Index	March 2018	100	10,332	345
S&P ASX 200 Index	March 2018	73	8,593	9
				288

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	3/21/2018	EUR	12,070	USD	14,333	220
BNP Paribas	3/13/2018	JPY	1,594,144	USD	14,275	(77)
Goldman Sachs International	3/21/2018	EUR	8,304	USD	9,886	127
Bank of America, N.A.	3/21/2018	GBP	6,350	USD	8,515	82
Goldman Sachs International	3/20/2018	AUD	9,183	USD	7,039	125
Citibank, N.A.	3/13/2018	JPY	400,180	USD	3,549	15
BNP Paribas	3/21/2018	GBP	1,492	USD	2,004	16
UBS AG	3/13/2018	JPY	207,113	USD	1,854	(10)
Barclays Bank plc	3/20/2018	AUD	2,256	USD	1,738	21
BNP Paribas	3/20/2018	AUD	1,366	USD	1,051	14
Citibank, N.A.	3/21/2018	EUR	860	USD	1,024	13
Barclays Bank plc	3/13/2018	JPY	91,350	USD	812	2
Goldman Sachs International	3/13/2018	JPY	90,425	USD	806	(1)
Citibank, N.A.	3/21/2018	GBP	372	USD	502	1
UBS AG	3/21/2018	GBP	301	USD	405	3
BNP Paribas	3/21/2018	USD	3,173	EUR	2,663	(37)
Barclays Bank plc	3/13/2018	USD	2,578	JPY	289,840	(3)
BNP Paribas	3/13/2018	USD	1,735	JPY	193,875	8
BNP Paribas	3/21/2018	USD	1,507	GBP	1,121	(11)
BNP Paribas	3/20/2018	USD	1,385	AUD	1,809	(26)
						482
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

At December 31, 2017, The counterparties had deposited in segregated accounts cash with a value of $390,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	33,437
Interest [2]	917
Securities Lending—Net	1,593
Total Income	35,947
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,139
Performance Adjustment	892
The Vanguard Group—Note C
Management and Administrative	4,810
Marketing and Distribution	366
Custodian Fees	404
Auditing Fees	47
Shareholders' Reports and Proxy	74
Trustees' Fees and Expenses	4
Total Expenses	10,736
Net Investment Income	25,211
Realized Net Gain (Loss)
Investment Securities Sold [2]	77,714
Futures Contracts	5,736
Foreign Currencies and Forward
Currency Contracts	5,536
Realized Net Gain (Loss)	88,986
Change in Unrealized Appreciation
(Depreciation)
Investment Securities [2] 806,630
Futures Contracts	(947)
Foreign Currencies and Forward
Currency Contracts	1,547
Change in Unrealized Appreciation
(Depreciation)	807,230
Net Increase (Decrease) in Net Assets
Resulting from Operations	921,427

1 Dividends are net of foreign withholding taxes of $3,525,000.
2 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the portfolio were $435,000, $862,000, ($2,000), and $3,145,000, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,211	30,490
Realized Net Gain (Loss)	88,986	16,079
Change in Unrealized Appreciation (Depreciation)	807,230	(3,626)
Net Increase (Decrease) in Net Assets Resulting from Operations	921,427	42,943
Distributions
Net Investment Income	(28,317)	(31,437)
Realized Capital Gain	(17,320)	(36,602)
Total Distributions	(45,637)	(68,039)
Capital Share Transactions
Issued	473,459	175,160
Issued in Lieu of Cash Distributions	45,637	68,039
Redeemed	(327,894)	(340,210)
Net Increase (Decrease) from Capital Share Transactions	191,202	(97,011)
Total Increase (Decrease)	1,066,992	(122,107)
Net Assets
Beginning of Period	2,130,997	2,253,104
End of Period[1]	3,197,989	2,130,997
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $21,927,000 and $24,554,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.54	$19.80	$20.63	$22.28	$18.35
Investment Operations
Net Investment Income	. 224[1]	.271[1]	.278	.401[2]	.301
Net Realized and Unrealized Gain (Loss)
on Investments	7.992	.075	(.394)	(1.736)	3.909
Total from Investment Operations	8.216	.346	(.116)	(1.335)	4.210
Distributions
Dividends from Net Investment Income	(.258)	(.280)	(.392)	(.315)	(.280)
Distributions from Realized Capital Gains	(.158)	(.326)	(.322)	—	—
Total Distributions	(.416)	(.606)	(.714)	(.315)	(.280)
Net Asset Value, End of Period	$27.34	$19.54	$19.80	$20.63	$22.28

Total Return	42.60%	1.93%	-0.77%	-6.05%	23.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,198	$2,131	$2,253	$2,203	$2,284
Ratio of Total Expenses to Average Net Assets[3]	0.39%	0.39%	0.40%	0.46%	0.47%
Ratio of Net Investment Income to
Average Net Assets	0.93%	1.40%	1.37%	1.89%[2]	1.63%
Portfolio Turnover Rate	16%	29%	23%	24%	22%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.061 and 0.28%, respectively, resulting from income received from Vodafone Group Plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.03%, and 0.03%.

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio's pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Vanguard International Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio's pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio's performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio's net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended December 31, 2017, the portfolio's average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio's average investment in forward currency contracts represented 2% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio's tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio's financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard International Portfolio

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio's regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio's board of trustees and included in Management and Administrative expenses on the portfolio's Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the portfolio’s understanding of the applicable countries’ tax rules and rates. The portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Ballie Gifford Overseas Ltd., and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Ballie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the portfolio as described below.

For the year ended December 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio's average net assets, before an increase of $892,000 (0.03%) based on performance.

Vanguard International Portfolio

C. In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio's liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $176,000, representing 0.01% of the portfolio's net assets and 0.07% of Vanguard’s capitalization. The portfolio's trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio's own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio's investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	297,704	18,897	—
Common Stocks—Other	402,160	2,362,132	19,870
Preferred Stocks	—	—	31,450
Temporary Cash Investments	94,426	7,388	—
Futures Contracts—Assets[1]	99	—	—
Futures Contracts—Liabilities[1]	(160)	—	—
Forward Currency Contracts—Assets	—	647	—
Forward Currency Contracts—Liabilities	—	(165)	—
Total	794,229	2,388,899	51,320
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2017. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in Investments in Common Stocks Preferred Stocks

Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of December 31, 2016	14,998	26,181
Sales	—	(1,035)
Net Realized Gain (Loss)	—	(34)
Transfers Out Of Level 3	(3,685)	—
Change in Unrealized Appreciation (Depreciation)	8,557	6,338
Balance as of December 31, 2017	19,870	31,450

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

Vanguard International Portfolio

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of December 31, 2017:

	Fair Value
	at 12/31/2017			Amount or Range/
Security Type	($000)	Valuation Technique	Unobservable Input	Weighted Avg.
Common Stocks	19,870	Recent Market	Transaction Price	$211.84–
		Transaction[1]		5,339.24/4,291.31
Preferred Stocks	21,079	Recent Market	Transaction Price	$5.59–
		Transaction[1]		2,561.63/489.58
	5,785	Recent Market	Scenario Probability	50%
		Transaction[1]
			Transaction Price	$1,245.45
	4,586	Comparable	EV/Revenue	2.18x
		Companies and
		Valuation of
		Underlying Holdings [2]	Liquidity Discount	10%

1 During the period ended December 31, 2017, the valuation technique was changed from Market Approach to Recent Market Transaction.
This was considered to be a more relevant measure of fair value for this investment.
2 During the period ended December 31, 2017, the valuation technique was changed from Market Approach to Comparable Companies.
This was considered to be a more relevant measure of fair value for this investment.

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

E. At December 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	99	—	99
Unrealized Appreciation—Forward Currency Contracts	—	647	647
Variation Margin Payable—Futures Contracts	(160)	—	(160)
Unrealized Depreciation—Forward Currency Contracts	—	(165)	(165)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	5,736	—	5,736
Forward Currency Contracts	—	5,057	5,057
Realized Net Gain (Loss) on Derivatives	5,736	5,057	10,793

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(947)	—	(947)
Forward Currency Contracts	—	1,330	1,330
Change in Unrealized Appreciation (Depreciation) on Derivatives	(947)	1,330	383

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Vanguard International Portfolio

For tax purposes, at December 31, 2017, the portfolio had $43,363,000 of ordinary income and $71,940,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $2,240,066,000. Net unrealized appreciation of investment securities for tax purposes was $993,961,000, consisting of unrealized gains of $1,050,547,000 on securities that had risen in value since their purchase and $56,586,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2017, the portfolio purchased $593,213,000 of investment securities and sold $425,845,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	19,452	9,124
Issued in Lieu of Cash Distributions	2,105	3,688
Redeemed	(13,681)	(17,498)
Net Increase (Decrease) in Shares Outstanding	7,876	(4,686)

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 40% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of International Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard
International Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $17,320,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The portfolio designates to shareholders foreign source income of $28,099,000 and foreign taxes paid of $2,401,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,149.22	$2.11
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratios for that period is 0.39%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard International Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-
Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Mid-Cap Index Portfolio

U.S. stocks posted impressive returns in the first half of 2017 as the economy continued to grow, more workers found jobs, corporate earnings improved, volatility was muted, and investors were hopeful about prospects for investor-friendly policies in Washington such as tax-code changes and infrastructure spending.

For the 12 months ended December 31, 2017, Vanguard Mid-Cap Index Portfolio returned 19.08%, in line with its benchmark index and nearly 5 percentage points ahead of the average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A wide variety of sectors registered robust returns

Vanguard Mid-Cap Index Portfolio offers investors broad exposure to the hundreds of mid-capitalization stocks in the U.S. equity market. Stocks of every style and from every industry sector are represented. Over the period, large-cap stocks outpaced mid- and small-caps, and growth stocks outperformed their value counterparts.

Most sectors in the portfolio posted gains. Most of the increase came from technology companies, as investors expected rising demand for both hardware and software products. Semiconductor makers were also strong performers.

Health care stocks, a smaller sector, also produced strong results, as did industrials and basic materials.

Strong performance from banks, financial service firms, and insurance providers helped financials. The prospect of rising interest rates put these stocks in a favorable light, as loan margins and investment returns for insurers were expected to benefit.

Returns were positive but more modest for utilities. Telecommunications and oil and gas were the only two sectors that produced negative returns for the year.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Mid-Cap Index Portfolio	19.08%	8.79%
Spliced Mid Cap Index[1]	19.30	8.96
Variable Insurance Mid-Cap Core Funds Average[2]	14.45	8.24

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.19%	0.80%

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio’s expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Mid-Cap Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Mid-Cap Index Portfolio	55,398,452	2,647,503	4,542,182	0	88.5%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Mid-Cap Index Portfolio	56,190,324	2,585,023	3,812,789	0	89.8%

Vanguard Mid-Cap Index Portfolio

Portfolio Profile

As of December 31, 2017

Portfolio Characteristics

		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	339	339	3,775
Median Market Cap $14.0B		$14.0B	$66.9B
Price/Earnings Ratio	24.0x	24.0x	22.8x
Price/Book Ratio	2.7x	2.7x	3.0x
Yield[3]	1.4%	1.5%	2.0%
Return on Equity	12.5%	12.5%	15.1%
Earnings Growth Rate	10.7%	10.7%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	18%	—	—
Expense Ratio[4]	0.19%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Target Index[5]	Broad Index[2]
R-Squared	1.00	0.94
Beta	1.00	1.00

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Basic Materials	4.6%	4.6%	2.7%
Consumer Goods	11.6	11.6	9.0
Consumer Services	10.5	10.5	12.8
Financials	23.3	23.3	20.5
Health Care	7.6	7.6	12.5
Industrials	17.5	17.5	13.2
Oil & Gas	5.2	5.2	5.7
Technology	13.9	13.9	18.7
Telecommunications	0.6	0.6	1.9
Utilities	5.2	5.2	3.0

Ten Largest Holdings[6] (% of total net assets)

Fiserv Inc.	Financial
	Administration	0.7%
Amphenol Corp.	Electrical
	Components
	& Equipment	0.7
Roper Technologies Inc.	Electronic Equipment	0.7
Freeport-McMoRan Inc.	Nonferrous Metals	0.7
Dollar Tree Inc.	Specialty Retailers	0.6
Moody’s Corp.	Specialty Finance	0.6
Edwards
Lifesciences Corp.	Medical Supplies	0.6
Western Digital Corp.	Computer Hardware	0.6
Digital Realty Trust Inc.	Industrial
	& Office REITs	0.6
M&T Bank Corp.	Banks	0.6
Top Ten		6.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 CRSP US Mid Cap Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Mid-Cap Index Portfolio’s expense ratio was 0.19%.
5 Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
6 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Index Portfolio	19.08%	14.86%	8.79%	$23,222
Spliced Mid-Cap Index[1]	19.30	15.06	8.96	23,586
Variable Insurance Mid-Cap Core
Funds Average[2]	14.45	13.57	8.24	22,078
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.16	15.52	8.66	22,948

Fiscal Year Total Returns (%): December 31, 2007–December 31, 2017

Mid-Cap Index Portfolio
Spliced Mid-Cap Index[1]

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Basic Materials (4.6%)
*	Freeport-McMoRan Inc.	642,647	12,185
	Newmont Mining Corp.	249,063	9,345
	Celanese Corp. Class A	63,277	6,776
	Albemarle Corp.	51,738	6,617
	Arconic Inc.	225,386	6,142
	FMC Corp.	62,865	5,951
	International Flavors
	& Fragrances Inc.	36,816	5,619
	Eastman Chemical Co.	60,567	5,611
	Avery Dennison Corp.	41,009	4,710
	CF Industries Holdings Inc.	109,223	4,646
	Mosaic Co.	164,374	4,218
*	Axalta Coating Systems Ltd.	102,667	3,322
	Reliance Steel & Aluminum
	Co.	32,421	2,781
*	Alcoa Corp.	41,219	2,220
	Westlake Chemical Corp.	18,182	1,937
			82,080
Consumer Goods (11.6%)
	Clorox Co.	60,380	8,981
	DR Horton Inc.	166,348	8,495
	Dr Pepper Snapple Group
	Inc.	84,544	8,206
*	Mohawk Industries Inc.	29,499	8,139
	Conagra Brands Inc.	190,446	7,174
	Newell Brands Inc.	228,694	7,067
	Molson Coors Brewing Co.
	Class B	82,282	6,753
	JM Smucker Co.	50,534	6,278
	Genuine Parts Co.	65,226	6,197
	Lennar Corp. Class A	95,628	6,048
	Tapestry Inc.	133,166	5,890
	Church & Dwight Co. Inc.	117,033	5,872
*	NVR Inc.	1,657	5,813
	McCormick & Co. Inc.	56,073	5,714
	Whirlpool Corp.	33,505	5,650
	Tyson Foods Inc. Class A	69,677	5,649
*	LKQ Corp.	137,486	5,592
	Lear Corp.	31,630	5,588
*	Aptiv plc	62,231	5,279
	BorgWarner Inc.	98,704	5,043
	PVH Corp.	36,255	4,975
	Hasbro Inc.	52,492	4,771
	Snap-on Inc.	26,696	4,653
	Hormel Foods Corp.	123,584	4,497
	Bunge Ltd.	65,850	4,417
*	Michael Kors Holdings Ltd.	67,654	4,259
	Coty Inc. Class A	210,573	4,188
	PulteGroup Inc.	123,891	4,119
	Harley-Davidson Inc.	78,799	4,009
	Leucadia National Corp.	150,151	3,977
	Lamb Weston Holdings Inc.	68,457	3,864
*	WABCO Holdings Inc.	25,122	3,605
	Hanesbrands Inc.	170,725	3,570
*	Lululemon Athletica Inc.	44,112	3,467
	Polaris Industries Inc.	27,821	3,450

			Market
			Value•
		Shares	($000)
*	Take-Two Interactive
	Software Inc.	26,703	2,931
	Ralph Lauren Corp. Class A	25,940	2,690
	Mattel Inc.	161,010	2,476
	Ingredion Inc.	16,839	2,354
	Campbell Soup Co.	45,796	2,203
	Goodyear Tire & Rubber Co.	57,828	1,868
*	Under Armour Inc. Class A	86,402	1,247
*,^ Under Armour Inc.		88,702	1,182
*	Pilgrim’s Pride Corp.	23,134	719
	Lennar Corp. Class B	6,429	332
			209,251
Consumer Services (10.5%)
*	Dollar Tree Inc.	105,188	11,288
	Royal Caribbean Cruises Ltd.	79,995	9,542
	Best Buy Co. Inc.	118,719	8,129
	MGM Resorts International	238,598	7,967
	Ross Stores Inc.	89,960	7,219
	Expedia Inc.	58,773	7,039
	L Brands Inc.	112,568	6,779
	Wynn Resorts Ltd.	38,504	6,491
*	Ulta Beauty Inc.	27,217	6,087
	Nielsen Holdings plc	166,783	6,071
	Tiffany & Co.	55,391	5,758
	Darden Restaurants Inc.	57,916	5,561
*	CarMax Inc.	85,380	5,475
	Wyndham Worldwide Corp.	45,081	5,224
	Viacom Inc. Class B	165,171	5,089
*	Liberty Interactive Corp.
	QVC Group Class A	205,123	5,009
	Aramark	114,763	4,905
*	AutoZone Inc.	6,437	4,579
*	Norwegian Cruise Line
	Holdings Ltd.	85,588	4,558
	Tractor Supply Co.	58,799	4,395
	Kohl’s Corp.	78,941	4,281
	Alaska Air Group Inc.	57,619	4,236
*	United Continental Holdings
	Inc.	60,546	4,081
	Gap Inc.	118,357	4,031
*	Chipotle Mexican Grill Inc.
	Class A	13,221	3,821
	News Corp. Class A	233,055	3,778
	Interpublic Group of
	Cos. Inc.	181,966	3,668
	Macy’s Inc.	142,634	3,593
	FactSet Research Systems
	Inc.	18,315	3,530
	AmerisourceBergen Corp.
	Class A	38,301	3,517
	Scripps Networks
	Interactive Inc. Class A	40,483	3,456
	Advance Auto Parts Inc.	32,874	3,277
*	Liberty Media Corp-Liberty
	SiriusXM Class C	78,045	3,095
	Nordstrom Inc.	54,612	2,588
*	Discovery Communications
	Inc.	97,233	2,058

			Market
			Value•
		Shares	($000)
	Domino’s Pizza Inc.	10,264	1,940
*	Discovery Communications
	Inc. Class A	72,085	1,613
*	Liberty Media Corp-Liberty
	SiriusXM Class A	38,940	1,544
*	Hyatt Hotels Corp. Class A	19,918	1,465
	H&R Block Inc.	48,616	1,275
*	TripAdvisor Inc.	25,028	863
*,^ Altice USA Inc. Class A		26,348	559
	Viacom Inc. Class A	4,664	163
	News Corp. Class B	3,475	58
			189,655
Financials (23.4%)
	Moody’s Corp.	75,892	11,202
	Digital Realty Trust Inc.	95,981	10,932
	M&T Bank Corp.	63,278	10,820
	KeyCorp	502,050	10,126
	Citizens Financial Group
	Inc.	229,672	9,642
	Principal Financial Group
	Inc.	134,823	9,513
	Hartford Financial Services
	Group Inc.	166,611	9,377
	Regions Financial Corp.	541,538	9,358
	Willis Towers Watson plc	61,669	9,293
*	SBA Communications Corp.
	Class A	54,887	8,966
	Lincoln National Corp.	102,121	7,850
	Realty Income Corp.	131,404	7,493
	Essex Property Trust Inc.	30,819	7,439
	Huntington Bancshares Inc.	504,074	7,339
*	IHS Markit Ltd.	158,776	7,169
	Comerica Inc.	81,108	7,041
*	Markel Corp.	6,158	7,015
	Invesco Ltd.	190,620	6,965
	Host Hotels & Resorts Inc.	345,308	6,854
	Equifax Inc.	56,021	6,606
	Cboe Global Markets Inc.	52,932	6,595
	First Republic Bank	75,221	6,517
	Annaly Capital Management
	Inc.	542,962	6,456
*	E*TRADE Financial Corp.	126,273	6,259
	Vornado Realty Trust	79,687	6,230
*	CBRE Group Inc. Class A	143,060	6,196
	Ally Financial Inc.	206,160	6,012
	Alexandria Real Estate
	Equities Inc.	44,822	5,853
*	SVB Financial Group	24,696	5,773
	AvalonBay Communities
	Inc.	32,332	5,768
	Unum Group	104,631	5,743
	HCP Inc.	218,706	5,704
	Cincinnati Financial Corp.	72,666	5,448
	Raymond James Financial
	Inc.	60,856	5,434
	Mid-America Apartment
	Communities Inc.	53,207	5,350

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Affiliated Managers Group
	Inc.	26,027	5,342
	MSCI Inc. Class A	42,175	5,337
	Arthur J Gallagher & Co.	84,287	5,334
*	Arch Capital Group Ltd.	58,226	5,285
	Regency Centers Corp.	71,690	4,959
	Extra Space Storage Inc.	56,054	4,902
	UDR Inc.	125,386	4,830
	SEI Investments Co.	66,371	4,769
	FNF Group	121,376	4,763
	Zions Bancorporation	93,534	4,754
	Iron Mountain Inc.	125,193	4,723
	Reinsurance Group of
	America Inc. Class A	30,161	4,703
	SL Green Realty Corp.	46,013	4,644
	Torchmark Corp.	51,107	4,636
	Duke Realty Corp.	166,770	4,538
	Federal Realty Investment
	Trust	33,970	4,512
	Macerich Co.	65,918	4,329
*	Liberty Broadband Corp.	50,406	4,293
	Everest Re Group Ltd.	19,232	4,255
	XL Group Ltd.	119,888	4,215
	Nasdaq Inc.	54,491	4,187
	Voya Financial Inc.	84,169	4,164
	Western Union Co.	215,076	4,089
*	Alleghany Corp.	6,847	4,081
	Camden Property Trust	43,396	3,995
	AGNC Investment Corp.	183,230	3,699
	VEREIT Inc.	456,184	3,554
	Kimco Realty Corp.	189,347	3,437
	Lazard Ltd. Class A	60,766	3,190
	Jones Lang LaSalle Inc.	21,243	3,164
	Invitation Homes Inc.	133,545	3,148
	WR Berkley Corp.	42,788	3,066
	People’s United Financial
	Inc.	162,179	3,033
	CIT Group Inc.	61,464	3,026
	New York Community
	Bancorp Inc.	217,580	2,833
*	Athene Holding Ltd.
	Class A	53,434	2,763
	Brixmor Property Group Inc.	142,798	2,665
*	Brighthouse Financial Inc.	44,872	2,631
*	Black Knight Inc.	53,241	2,351
	Assurant Inc.	12,513	1,262
*	Liberty Broadband Corp.
	Class A	11,474	976
	Axis Capital Holdings Ltd.	19,392	975
			421,750
Health Care (7.6%)
*	Edwards Lifesciences Corp.	98,878	11,145
*	Incyte Corp.	83,737	7,931
*	Centene Corp.	76,527	7,720
*	Laboratory Corp. of America
	Holdings	47,678	7,605
*	Align Technology Inc.	33,680	7,483
*	BioMarin Pharmaceutical
	Inc.	81,962	7,309
*	IQVIA Holdings Inc.	73,336	7,180
	Dentsply Sirona Inc.	107,177	7,055
*	Waters Corp.	35,381	6,835
*	IDEXX Laboratories Inc.	40,685	6,362
	Quest Diagnostics Inc.	63,841	6,288
	ResMed Inc.	66,450	5,628
*	Hologic Inc.	129,097	5,519
	Perrigo Co. plc	59,356	5,173
*	Henry Schein Inc.	73,152	5,112
	Cooper Cos. Inc.	22,922	4,994
*	Varian Medical Systems Inc.	42,990	4,778

			Market
			Value•
		Shares	($000)
	Universal Health Services
	Inc. Class B	41,041	4,652
*	DaVita Inc.	64,380	4,651
*	Alkermes plc	72,009	3,941
*	Jazz Pharmaceuticals plc	26,669	3,591
*	Alnylam Pharmaceuticals
	Inc.	20,897	2,655
	Teleflex Inc.	10,549	2,625
*	Seattle Genetics Inc.	21,923	1,173
			137,405
Industrials (17.4%)
*	Fiserv Inc.	97,374	12,769
	Amphenol Corp. Class A	142,471	12,509
	Roper Technologies Inc.	47,788	12,377
	Rockwell Collins Inc.	76,080	10,318
	Waste Connections Inc.	123,107	8,733
*	FleetCor Technologies Inc.	41,809	8,045
	Vulcan Materials Co.	61,748	7,927
	AMETEK Inc.	108,225	7,843
	WestRock Co.	118,830	7,511
	Global Payments Inc.	74,519	7,470
*	Mettler-Toledo International
	Inc.	11,938	7,396
	Dover Corp.	72,650	7,337
	Fastenal Co.	134,122	7,335
	L3 Technologies Inc.	36,594	7,240
*	Verisk Analytics Inc.
	Class A	73,008	7,009
*	United Rentals Inc.	39,602	6,808
	Martin Marietta Materials
	Inc.	29,320	6,481
	Masco Corp.	146,728	6,447
	Textron Inc.	111,020	6,283
	Ball Corp.	163,924	6,204
	Cintas Corp.	39,664	6,181
	Total System Services Inc.	77,478	6,128
	TransDigm Group Inc.	21,898	6,014
	WW Grainger Inc.	25,349	5,989
	CH Robinson Worldwide
	Inc.	64,999	5,791
	Xylem Inc.	84,104	5,736
*	Vantiv Inc. Class A	76,096	5,597
	Alliance Data Systems Corp.	21,990	5,574
	Pentair plc	76,536	5,405
	Expeditors International of
	Washington Inc.	82,829	5,358
	Kansas City Southern	48,487	5,102
	Fortune Brands Home
	& Security Inc.	70,724	4,840
*	Trimble Inc.	117,861	4,790
	Owens Corning	52,089	4,789
	JB Hunt Transport Services
	Inc.	40,899	4,703
	Sealed Air Corp.	84,474	4,165
*	Sensata Technologies
	Holding NV	80,211	4,100
	ManpowerGroup Inc.	31,032	3,913
	Jacobs Engineering Group
	Inc.	56,404	3,720
*	First Data Corp. Class A	213,701	3,571
*	Crown Holdings Inc.	62,882	3,537
	Acuity Brands Inc.	19,739	3,474
	Hubbell Inc. Class B	25,618	3,467
	Fluor Corp.	65,496	3,383
*	Arrow Electronics Inc.	41,179	3,311
	Xerox Corp.	113,247	3,301
	Wabtec Corp.	40,459	3,295
	Robert Half International Inc.	55,764	3,097
*	Stericycle Inc.	39,979	2,718

			Market
			Value•
		Shares	($000)
	Allison Transmission
	Holdings Inc.	63,064	2,716
	Packaging Corp. of America	22,090	2,663
*	CoStar Group Inc.	8,466	2,514
	Huntington Ingalls Industries
	Inc.	10,601	2,499
	Macquarie Infrastructure
	Corp.	37,640	2,416
	Cognex Corp.	38,547	2,357
*	IPG Photonics Corp.	8,187	1,753
	FLIR Systems Inc.	32,075	1,495
	Flowserve Corp.	30,378	1,280
			314,784
Oil & Gas (5.2%)
*	Concho Resources Inc.	69,454	10,433
	Andeavor	69,172	7,909
	EQT Corp.	120,231	6,844
	Marathon Oil Corp.	396,348	6,710
	Hess Corp.	140,816	6,685
	Noble Energy Inc.	227,818	6,639
	National Oilwell Varco Inc.	177,865	6,407
	Baker Hughes a GE Co.	199,658	6,317
	Cabot Oil & Gas Corp.	216,554	6,194
	Cimarex Energy Co.	44,595	5,441
*	Cheniere Energy Inc.	94,580	5,092
	Devon Energy Corp.	116,844	4,837
	OGE Energy Corp.	93,503	3,077
	Targa Resources Corp.	50,520	2,446
*	Continental Resources Inc.	43,964	2,329
	HollyFrontier Corp.	41,570	2,129
*	Antero Resources Corp.	103,700	1,970
	Helmerich & Payne Inc.	22,620	1,462
			92,921
Technology (13.9%)
	Western Digital Corp.	138,196	10,991
*	Autodesk Inc.	102,401	10,735
*	ServiceNow Inc.	80,867	10,544
*	Cerner Corp.	147,883	9,966
*	Red Hat Inc.	82,858	9,951
	Microchip Technology Inc.	109,209	9,597
	Symantec Corp.	289,436	8,122
	Skyworks Solutions Inc.	85,520	8,120
	Xilinx Inc.	117,144	7,898
	Harris Corp.	55,587	7,874
*	Dell Technologies Inc.
	Class V	95,123	7,732
	KLA-Tencor Corp.	73,146	7,685
*	Twitter Inc.	295,650	7,099
	NetApp Inc.	126,315	6,988
	Lam Research Corp.	37,914	6,979
	Maxim Integrated Products
	Inc.	131,804	6,891
	Motorola Solutions Inc.	75,538	6,824
*	Workday Inc. Class A	64,151	6,527
*	Synopsys Inc.	70,358	5,997
*	Palo Alto Networks Inc.	40,876	5,925
*	Citrix Systems Inc.	67,030	5,899
*	ANSYS Inc.	39,737	5,865
	Seagate Technology plc	135,477	5,668
*	Cadence Design Systems
	Inc.	132,219	5,529
*	Splunk Inc.	65,551	5,430
*	Arista Networks Inc.	22,249	5,241
	Juniper Networks Inc.	175,562	5,004
*	Gartner Inc.	40,326	4,966
*	Akamai Technologies Inc.	75,248	4,894
	CA Inc.	146,999	4,892
	CDK Global Inc.	64,406	4,591
*	VeriSign Inc.	39,231	4,490

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*,^ Advanced Micro Devices
	Inc.	429,189	4,412
*	Square Inc.	119,595	4,146
*	Qorvo Inc.	59,536	3,965
	Marvell Technology Group
	Ltd.	183,979	3,950
*	F5 Networks Inc.	29,122	3,821
	LogMeIn Inc.	24,648	2,822
	Garmin Ltd.	43,903	2,615
*	Premier Inc. Class A	13,098	382
			251,027
Telecommunications (0.6%)
	CenturyLink Inc.	449,050	7,490
*	Zayo Group Holdings Inc.	92,662	3,410
			10,900
Utilities (5.2%)
	WEC Energy Group Inc.	147,365	9,789
	ONEOK Inc.	179,062	9,571
	Eversource Energy	147,972	9,349
	DTE Energy Co.	83,722	9,164
	American Water Works
	Co. Inc.	83,532	7,642
	Entergy Corp.	84,078	6,843
	Ameren Corp.	113,170	6,676
	CMS Energy Corp.	131,560	6,223
	CenterPoint Energy Inc.	200,884	5,697
	Alliant Energy Corp.	107,595	4,584
	Pinnacle West Capital Corp.	52,310	4,456
	NiSource Inc.	157,695	4,048
	AES Corp.	309,230	3,349
	FirstEnergy Corp.	104,143	3,189
	SCANA Corp.	63,467	2,525
	Avangrid Inc.	29,098	1,472
			94,577
Total Common Stocks
(Cost $1,344,064)			1,804,350

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund,
1.458%	21,426	2,143

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4] United States Treasury Bill,
1.089%, 2/1/18	500	499
Total Temporary Cash Investments
(Cost $2,642)		2,642
Total Investments (100.2%)
(Cost $1,346,706)		1,806,992

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard		98
Receivables for Investment Securities Sold		13,811
Receivables for Accrued Income		2,093
Receivables for Capital Shares Issued		891
Total Other Assets		16,893
Liabilities
Payables for Investment Securities
Purchased		(12,977)
Collateral for Securities on Loan		(1,113)
Payables for Capital Shares Redeemed		(4,323)
Payables to Vanguard		(1,217)
Variation Margin Payable—Futures Contracts		(9)
Total Liabilities		(19,639)
Net Assets (100%)
Applicable to 76,067,154 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,804,246
Net Asset Value Per Share		$23.72

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,235,204
Undistributed Net Investment Income	20,372
Accumulated Net Realized Gains	88,377
Unrealized Appreciation (Depreciation)
Investment Securities	460,286
Futures Contracts	7
Net Assets	1,804,246

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $1,031,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1%
and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $1,113,000 of collateral received for securities on loan.
4 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	March 2018	8	1,522	7

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Dividends	24,654
Interest[1]	45
Securities Lending—Net	63
Total Income	24,762
Expenses
The Vanguard Group—Note B
Investment Advisory Services	403
Management and Administrative	2,303
Marketing and Distribution	247
Custodian Fees	62
Auditing Fees	36
Shareholders’ Reports and Proxy	63
Trustees’ Fees and Expenses	1
Total Expenses	3,115
Net Investment Income	21,647
Realized Net Gain (Loss)
Investment Securities Sold[1]	87,815
Futures Contracts	495
Realized Net Gain (Loss)	88,310
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	175,599
Futures Contracts	109
Change in Unrealized Appreciation
(Depreciation)	175,708
Net Increase (Decrease) in Net Assets
Resulting from Operations	285,665

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $43,000, ($3,000), and $0, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,647	19,533
Realized Net Gain (Loss)	88,310	70,665
Change in Unrealized Appreciation (Depreciation)	175,708	57,698
Net Increase (Decrease) in Net Assets Resulting from Operations	285,665	147,896
Distributions
Net Investment Income	(19,300)	(18,997)
Realized Capital Gain[1]	(70,544)	(94,466)
Total Distributions	(89,844)	(113,463)
Capital Share Transactions
Issued	246,883	179,071
Issued in Lieu of Cash Distributions	89,844	113,463
Redeemed	(223,550)	(195,109)
Net Increase (Decrease) from Capital Share Transactions	113,177	97,425
Total Increase (Decrease)	308,998	131,858
Net Assets
Beginning of Period	1,495,248	1,363,390
End of Period[2]	1,804,246	1,495,248

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,194,000 and $0, respectively. Short-term gain distributions are treated as ordinary income for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,372,000 and $18,025,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.11	$20.76	$22.49	$20.77	$16.13
Investment Operations
Net Investment Income	. 292[1]	.280	.291	.266	.203
Net Realized and Unrealized Gain (Loss)
on Investments	3.575	1.814	(.552)	2.446	5.262
Total from Investment Operations	3.867	2.094	(.261)	2.712	5.465
Distributions
Dividends from Net Investment Income	(.270)	(.292)	(.268)	(.200)	(.200)
Distributions from Realized Capital Gains	(.987)	(1.452)	(1.201)	(.792)	(.625)
Total Distributions	(1.257)	(1.744)	(1.469)	(.992)	(.825)
Net Asset Value, End of Period	$23.72	$21.11	$20.76	$22.49	$20.77
Total Return	19.08%	11.11%	-1.43%	13.59%	34.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,804	$1,495	$1,363	$1,364	$1,172
Ratio of Total Expenses to Average Net Assets	0.19%	0.19%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.32%	1.40%	1.35%	1.29%	1.15%
Portfolio Turnover Rate	18%	21%	23%	16%	35%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned.

Vanguard Mid-Cap Index Portfolio

The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $98,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,804,350	—	—
Temporary Cash Investments	2,143	499	—
Futures Contracts—Liabilities[1]	(9)	—	—
Total	1,806,484	499	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Mid-Cap Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $24,501,000 of ordinary income and $85,314,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $1,346,706,000. Net unrealized appreciation of investment securities for tax purposes was $460,286,000, consisting of unrealized gains of $503,318,000 on securities that had risen in value since their purchase and $43,032,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2017, the portfolio purchased $342,232,000 of investment securities and sold $287,496,000 of investment securities, other than temporary cash investments.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2017, such purchases and sales were $25,083,000 and $92,183,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	11,082	8,958
Issued in Lieu of Cash Distributions	4,272	6,032
Redeemed	(10,126)	(9,815)
Net Increase (Decrease) in Shares Outstanding	5,228	5,175

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 45% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Mid-Cap Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard
Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $69,350,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 76.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,092.08	$1.00
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.97

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® Moderate Allocation Portfolio

For the 12 months ended December 31, 2017, the Moderate Allocation Portfolio returned 14.80%, in line with the 14.88% return of its composite benchmark index and ahead of the 13.23% average return of its peers.

The table below shows the returns of your portfolio and its comparative standards for the past year. For additional perspective, we also present annualized returns since the portfolio’s inception.

Please note that the portfolio returns in Vanguard Variable Insurance Fund (VVIF) are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks of all sizes powered forward

The Moderate Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in combination of VVIF portfolios and Vanguard index funds.

It targets an asset allocation of approximately 60% stocks and 40% bonds through these holdings: VVIF Equity Index Portfolio (30%), VVIF Total Bond Market Index Portfolio (28%), Vanguard Total International Stock Index Fund (24%), Vanguard Total International Bond Index Fund (12%), and Vanguard Extended Market Index Fund (6%).

In the U.S. equity markets, large-capitalization stocks surpassed their small-cap counterparts and growth stocks exceeded value. The Equity Index Portfolio, which focuses on large-caps, returned nearly 21%, and the Extended Market Index Fund, which concentrates on mid- and small-cap stocks, returned about 18%.

Ten of the 11 industry sectors posted positive results for the year. Technology added the most to returns; financials, industrials, health care, and consumer services also contributed significantly. Only oil and gas stocks failed to post gains.

Vanguard International Stock Fund returned about 27% as the weaker dollar boosted international stock results. Without the currency impact, returns would have been lower. Emerging markets returned about 31%, the developed markets of the Pacific region more than 28%, and the developed markets of Europe nearly 27%.

Bond prices increased as demand stayed firm

The Total Bond Market Index Portfolio, which includes most of the U.S. bond market, returned 3.57%. U.S. bond prices mostly increased and yields declined, especially for longer-dated U.S. Treasuries. Inflation expectations were low, and investor interest in bonds remained strong. Returns were positive in 9 of the period’s 12 months, declining only in March, September, and November.

The yield of the benchmark 10-year Treasury note slid a bit, to 2.41% from 2.45% a year earlier. Investment-grade corporate bonds outpaced Treasuries and mortgage-backed securities.

Vanguard Total International Bond Index Fund returned 2.41%. Bonds from the developed markets of Europe generally led those from the Pacific region. By maturity, results were mixed, and lower-quality bonds generally outpaced those of higher quality.

Total Returns
		October 19, 2011[1]
		through
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Moderate Allocation Portfolio	14.80%	9.31%
Moderate Allocation Composite Index [2]	14.88	9.48
Variable Insurance Mixed-Asset Target Allocation
Moderate Funds Average [3]	13.23	8.09

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Moderate
	and Expenses[4]	Funds Average[5]
Moderate Allocation Portfolio	0.16%	0.52%

1 Portfolio inception.
2 Weighted 42% S&P Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted
RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 This figure—drawn from the prospectus dated September 7, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the
“acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2017, the acquired fund fees and expenses were 0.14%.
5 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Moderate Allocation Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Moderate Allocation Portfolio	10,905,555	808,939	756,730	0	87.4%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Moderate Allocation Portfolio	11,334,488	644,609	492,126	0	90.9%

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of December 31, 2017
Total Portfolio Characteristics
Yield[1]	2.18%
Acquired Fund Fees and Expenses[2]	0.16%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index	29.8%
Extended Market Index	6.3
Total International Stock Market Index	23.7
Vanguard Variable Insurance Fund
Total Bond Market Index	28.3
Total International Bond Index Fund	11.9

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated September 7, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the
“acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2017, the acquired fund fees and expenses were 0.14%.

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Since Inception[1]	Investment
Moderate Allocation Portfolio	14.80%	8.70%	9.31%	$17,368
Moderate Allocation Composite Index[2]	14.88	8.90	9.48	17,538
Variable Insurance Mixed-Asset Target
Moderate Funds Average[3]	13.23	7.36	8.09	16,202
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.16	15.52	15.96	25,051

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2017

Moderate Allocation Portfolio
Moderate Allocation Composite Index[2]

1 October 19, 2011.
2 Weighted 42% S&P Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted
RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI
ex USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (36.0%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	2,846,237	117,180
Vanguard Extended Market Index Fund Admiral Shares	291,697	24,724
		141,904
International Stock Fund (23.7%)
Vanguard Total International Stock Market Index Fund Admiral Shares	3,061,572	93,439

U.S. Bond Fund (28.3%)
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio	9,413,115	111,545

International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Admiral Shares	2,166,613	47,016
Total Investment Companies (Cost $357,411)		393,904
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 1.458% (Cost $0)	2	—
Total Investments (100.0%) (Cost $357,411)		393,904
Other Assets and Liabilities (0.0%)
Other Assets		1,149
Liabilities		(1,027)
		122
Net Assets (100%)
Applicable to 13,426,516 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		394,026
Net Asset Value Per Share		$29.35

		Amount
		($000)
Statement of Assets and Liabilites
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		393,904
Receivables for Accrued Income		2
Receivables for Capital Shares Issued		1,147
Total Assets		395,053
Liabilities
Payables for Investment Securities Purchased		862
Payables for Capital Shares Redeemed		135
Other Liabilities		30
Total Liabilities		1,027
Net Assets		394,026

At December 31, 2017, net assets consisted of:
		Amount
		($000)
Paid-in Capital		336,532
Undistributed Net Investment Income		7,920
Accumulated Net Realized Gains		13,081
Unrealized Appreciation (Depreciation)		36,493
Net Assets		394,026

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	8,087
Net Investment Income—Note B	8,087
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	3,802
Affiliated Investment Securities Sold	9,293
Realized Net Gain (Loss)	13,095
Change in Unrealized Appreciation
(Depreciation) from Affiliated Funds	25,632
Net Increase (Decrease) in Net Assets
Resulting from Operations	46,814

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,087	6,179
Realized Net Gain (Loss)	13,095	6,964
Change in Unrealized Appreciation (Depreciation)	25,632	7,035
Net Increase (Decrease) in Net Assets Resulting from Operations	46,814	20,178
Distributions
Net Investment Income	(6,291)	(4,440)
Realized Capital Gain[1]	(6,972)	(5,724)
Total Distributions	(13,263)	(10,164)
Capital Share Transactions
Issued	90,702	52,686
Issued in Lieu of Cash Distributions	13,262	10,164
Redeemed	(37,834)	(35,612)
Net Increase (Decrease) from Capital Share Transactions	66,130	27,238
Total Increase (Decrease)	99,681	37,252
Net Assets
Beginning of Period	294,345	257,093
End of Period[2]	394,026	294,345

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $582,000 and $303,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,920,000 and $6,124,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Moderate Allocation Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.67	$25.80	$26.63	$25.72	$22.82
Investment Operations
Net Investment Income[1]	.657	.581	.499	.521	.505
Capital Gain Distributions Received[1]	.309	.182	.282	.172	.263
Net Realized and Unrealized Gain (Loss)
on Investments	2.863	1.112	(.809)	1.066	2.612
Total from Investment Operations	3.829	1.875	(.028)	1.759	3.380
Distributions
Dividends from Net Investment Income	(.545)	(.439)	(.417)	(.370)	(.245)
Distributions from Realized Capital Gains	(.604)	(.566)	(.385)	(.479)	(.235)
Total Distributions	(1.149)	(1.005)	(.802)	(.849)	(.480)
Net Asset Value, End of Period	$29.35	$26.67	$25.80	$26.63	$25.72
Total Return	14.80%	7.55%	-0.16%	7.03%	15.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$394	$294	$257	$198	$133
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.16%	0.16%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.25%	1.89%	2.00%	2.08%
Portfolio Turnover Rate	21%	14%	12%	9%	21%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Moderate Allocation Portfolio

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2017, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2017, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $8,143,000 of ordinary income and $12,858,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $357,411,000.

Net unrealized appreciation of investment securities for tax purposes was $36,493,000, consisting of unrealized gains of $38,522,000 on securities that had risen in value since their purchase and $2,029,000 in unrealized losses on securities that had fallen in value since their purchase.

Vanguard Moderate Allocation Portfolio

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	3,251	2,042
Issued in Lieu of Cash Distributions	498	408
Redeemed	(1,359)	(1,377)
Net Increase (Decrease) in Shares Outstanding	2,390	1,073

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec, 31,		Proceeds	Realized				Dec. 31,
	2016		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended
Market Index
Admiral Shares[1]	—	2,087	593	159	3,115	238	—	24,724
Vanguard Extended
Market Index
Investor Shares[1]	22,557	1,521	4,417	1,261	(966)	63	—	—
Vanguard Market
Liquidity Fund	—	NA [2]	NA [2]	—	—	1	—	—
Vanguard Total
International
Bond Index Fund
Admiral Shares[3]	—	21,385	—	—	(98)	841	—	47,016
Vanguard Total
International
Bond Index Fund
Investor Shares[3]	23,533	2,116	—	—	80	81	—	—
Vanguard Total
International
Stock Index Fund
Admiral Shares[4]	—	29,460	5,303	912	8,787	2,204	—	93,439
Vanguard Total
International
Stock Index Fund
Investor Shares[4]	53,104	4,502	3,639	346	5,270	176	—	—
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	100,103	26,631	24,996	6,621	8,821	2,033	3,472	117,180
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	94,261	48,020	31,353	(6)	623	2,450	330	111,545
Total	293,558	135,722	70,301	9,293	25,632	8,087	3,802	393,904

1 In April 2017, the portfolio changed investments from Investor to Admiral Shares in the amount of $19,956,000; such amount is not included in Purchases at Cost and Proceeds from Securities Sold.
2 Not applicable—purchases and sales are for temporary cash investment purposes.
3 In April 2017, the portfolio changed investments from Investor to Admiral Shares in the amount of $25,729,000; such amount is not included in Purchases at Cost and Proceeds from Securities Sold.
4 In April 2017, the portfolio changed investments from Investor to Admiral Shares in the amount of $59,583,000; such amount is not included in Purchases at Cost and Proceeds from Securities Sold.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Moderate Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Moderate Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard
Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $6,390,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 32.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The portfolio designates to shareholders foreign source income of $3,304,000 and foreign taxes paid of $158,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,071.17	$0.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Vanguard Moderate Allocation Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float
Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Moderate Allocation Portfolio and neither Bloomberg nor
Barclays has any responsibilities, obligations or duties to investors in the Moderate Allocation Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Moderate Allocation Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Moderate Allocation Portfolio or the owners of the Moderate Allocation Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Moderate Allocation Portfolio. Investors acquire the Moderate
Allocation Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Moderate Allocation Portfolio. The Moderate Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays
makes any representation or warranty, express or implied regarding the advisability of investing in the Moderate Allocation Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Moderate Allocation Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Moderate
Allocation Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Moderate Allocation Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Moderate Allocation Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Moderate Allocation Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Moderate Allocation Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS
OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG
NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE
OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG
BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE MODERATE ALLOCATION PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and
Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

Vanguard® Money Market Portfolio

For the 12 months ended December 31, 2017, Vanguard Money Market Portfolio returned 1.01%. Its performance exceeded the 0.40% average return of its variable insurance money market peers.

As of December 31, the portfolio’s 7-day SEC yield was 1.34%, up from 0.70% 12 months earlier. The portfolio maintained a net asset value of $1 per share during the year, as is expected but not guaranteed.

Please note that the portfolio returns and the yield of Vanguard Variable Insurance Fund Money Market Portfolio are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses. Accordingly, given the low-rate environment, it is possible that while the portfolio maintains a $1 net asset value, the value of shares of the portfolio held indirectly through either Vanguard Variable Annuity or one of the other plans that invest in the portfolio could fall below $1.

The bond market reacted to the Fed’s rate increases

The Federal Reserve raised interest rates three times in 2017, pushing the federal funds rate target to 1.25%–1.5%. In October, it also began to reduce its $4.5 trillion balance sheet. Both actions signaled that the Fed is intent on normalizing monetary policy.

In this environment, yields of short-term Treasury bonds increased and their prices fell. (Bond yields and prices move in opposite directions.) The yield of the 1-year Treasury note ended December at 1.74%, up from 0.81% 12 months earlier, and the 3-year yield ended at 1.97%, up from 1.45%.

Uncertainty over inflation, among other matters, led to the opposite effect on the long end of the yield curve. The 10-year yield ended the period at 2.41%, down from 2.45% 12 months earlier, and the 30-year yield ended at 2.74%, down from 3.07%. Yields of Treasury Inflation-Protected Securities, or TIPS, followed a similar trajectory.

Corporate bonds outperformed Treasuries over the period, and the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.

The portfolio’s positioning led to good performance

The portfolio maintained a high-quality orientation and continued to benefit from broad diversification by investing in securities from various issuer types.

As of December 31, the largest exposures by issuer type were to commercial paper (37%) and certificates of deposit (26%). These were followed by Treasury bills and bonds (23%), agency debt (8%), and variable-rate demand notes (3%).

The certificates of deposit and commercial paper consisted of U.S. dollar-denominated securities issued by high-quality companies in the United States and abroad. Non-U.S. exposure made up roughly 53% of the portfolio, consisting largely of issues from Canada, Australia, and Sweden.

Despite long-term structural challenges including slowing productivity growth and demographic trends, the U.S. economy is projected to break above its long-term potential growth rate of about 2% in 2018.

Given the current economic backdrop, we believe the Fed will raise rates to at least 2% by the end of 2018. The central bank is likely want to stick to the framework and timetable it has laid out for its balance sheet, barring unexpected economic data or unintended consequences of tapering in the bond market.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Money Market Portfolio (7-Day SEC Yield: 1.34%)	1.01%	0.58%
Variable Insurance Money Market Funds Average[1]	0.40	0.28
Citigroup Three-Month U.S. Treasury Bill Index	0.84	0.34

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio	Funds Average
Money Market Portfolio	0.16%	0.20%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. In most, if not all, cases, the expense ratios for funds in the peer group are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the expense ratio for Vanguard Money Market Portfolio shown in the table above does not reflect expense reductions. For the fiscal year ended December 31, 2017, the portfolio's expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Money Market Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Money Market Portfolio	808,494,411	55,473,962	83,934,795	0	85.3%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Money Market Portfolio	817,988,253	55,133,075	74,781,840	0	86.3%

Vanguard Money Market Portfolio

Portfolio Profile
As of December 31, 2017

Financial Attributes

Yield[1]	1.34%
Average Weighted Maturity	54 days
Expense Ratio[2]	0.16%

Sector Diversification[3] (% of portfolio)

Certificates of Deposit	17.5%
U.S. Commercial Paper	3.6
U.S. Government Obligations	9.7
U.S. Treasury Bills	21.8
Yankee/Foreign	47.4

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

1 7-day SEC yield.
2 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio's expense ratio was 0.16%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. The portfolio is only available to retail investors (natural persons). You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect that the sponsor will provide financial support to the portfolio at any time. The portfolio’s SEC 7-day annualized yield as of December 31, 2017, was 1.34%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	1.01%	0.37%	0.58%	$10,288
Variable Insurance Money Market
Funds Average[1]	0.40	0.08	0.28	10,284
Citigroup Three-Month U.S. Treasury
Bill Index	0.84	0.23	0.34	10,351

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

Money Market Portfolio
Variable Insurance Money Market Funds Average[1]

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend information.

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (31.4%)
[2]	Federal Home Loan Bank
	Discount Notes	1.262%–1.351%	1/10/18	6,732	6,730
[2]	Federal Home Loan Bank
	Discount Notes	1.351%	1/16/18	4,900	4,897
[2]	Federal Home Loan Bank
	Discount Notes	1.262%–1.272%	1/17/18	4,400	4,398
[2]	Federal Home Loan Bank
	Discount Notes	1.302%	1/19/18	3,400	3,398
[2]	Federal Home Loan Bank
	Discount Notes	1.283%–1.352%	1/23/18	9,300	9,293
[2]	Federal Home Loan Bank
	Discount Notes	1.283%–1.302%	1/24/18	10,500	10,491
[2]	Federal Home Loan Bank
	Discount Notes	1.352%	1/26/18	9,991	9,982
[2]	Federal Home Loan Bank
	Discount Notes	1.352%	1/31/18	5,000	4,994
[2]	Federal Home Loan Bank
	Discount Notes	1.353%	2/2/18	1,300	1,298
[2]	Federal Home Loan Bank
	Discount Notes	1.303%	2/7/18	15,672	15,651
[2]	Federal Home Loan Bank
	Discount Notes	1.323%–1.353%	2/9/18	6,500	6,491
	United States Treasury Bill	1.199%–1.215%	2/8/18	12,000	11,985
	United States Treasury Bill	1.121%–1.244%	2/15/18	36,000	35,949
	United States Treasury Bill	1.121%	2/22/18	19,265	19,234
	United States Treasury Bill	1.309%	5/10/18	21,000	20,902
	United States Treasury Bill	1.369%–1.390%	5/17/18	23,711	23,588
	United States Treasury Bill	1.425%–1.430%	5/24/18	33,000	32,814
	United States Treasury Bill	1.445%	5/31/18	30,000	29,821
	United States Treasury Bill	1.461%	6/7/18	10,000	9,937
	United States Treasury Bill	1.471%	6/14/18	10,000	9,933
	United States Treasury Bill	1.542%	6/28/18	15,000	14,886
[3]	United States Treasury Floating
	Rate Note	1.620%	10/31/18	15,000	15,000
Total U.S. Government and Agency Obligations
(Cost $301,672)					301,672
Commercial Paper (37.0%)
Bank Holding Company (1.3%)
[4]	ABN Amro Funding USA LLC	1.356%	1/16/18	250	250
[4]	ABN Amro Funding USA LLC	1.356%	1/18/18	500	500
[4]	ABN Amro Funding USA LLC	1.417%	2/8/18	2,750	2,746
[4]	ABN Amro Funding USA LLC	1.417%	2/12/18	1,000	998
[4]	ABN Amro Funding USA LLC	1.746%	3/6/18	575	573
[4]	ABN Amro Funding USA LLC	1.606%	3/9/18	5,000	4,985
[4]	ABN Amro Funding USA LLC	1.728%	3/26/18	250	249
[4]	ABN Amro Funding USA LLC 1.588%–1.589%		4/5/18	1,750	1,743
					12,044
Finance—Auto (1.2%)
[4]	BMW US Capital LLC	1.460%	1/5/18	1,000	1,000
	Toyota Motor Credit Corp.	1.276%	1/16/18	2,000	1,999
	Toyota Motor Credit Corp.	1.276%	1/17/18	1,000	999
	Toyota Motor Credit Corp.	1.376%	2/8/18	2,000	1,997
	Toyota Motor Credit Corp.	1.387%	2/13/18	2,000	1,997

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Toyota Motor Credit Corp.	1.397%	2/16/18	2,000	1,997
Toyota Motor Credit Corp.	1.760%	4/13/18	2,000	1,990
				11,979
Finance—Other (0.7%)
[5] GE Capital Treasury Services US LLC	1.622%	1/24/18	750	750
[5] GE Capital Treasury Services US LLC	1.452%	3/2/18	1,000	1,000
GE Capital Treasury Services US LLC	1.339%	3/13/18	250	249
GE Capital Treasury Services US LLC	1.398%	3/16/18	3,000	2,991
GE Capital Treasury Services US LLC	1.400%	4/3/18	1,000	997
GE Capital Treasury Services US LLC	1.430%	4/9/18	500	498
GE Capital Treasury Services US LLC	1.471%	4/19/18	250	249
				6,734
Foreign Banks (26.1%)
[4,5] Australia & New Zealand Banking
Group Ltd.	1.497%	1/8/18	1,000	1,000
[4,5] Australia & New Zealand Banking
Group Ltd.	1.635%	1/22/18	10,000	10,000
[4] Australia & New Zealand Banking
Group Ltd.	1.395%	3/1/18	1,000	998
[4,5] Australia & New Zealand Banking
Group Ltd.	1.631%	3/21/18	1,500	1,500
[4,5] Australia & New Zealand Banking
Group Ltd.	1.645%	3/22/18	1,250	1,250
[4] Australia & New Zealand Banking
Group Ltd.	1.490%	4/12/18	4,000	3,983
[4,5] Australia & New Zealand Banking
Group Ltd.	1.661%	6/21/18	1,500	1,500
[4,5] Australia & New Zealand Banking
Group Ltd.	1.532%	8/2/18	1,000	1,000
[4,5] Australia & New Zealand Banking
Group Ltd.	1.567%	8/8/18	1,000	1,000
[4,5] Australia & New Zealand Banking
Group Ltd.	1.592%	8/9/18	1,000	1,000
[4,5] Australia & New Zealand Banking
Group Ltd.	1.642%	8/14/18	1,500	1,500
[4,5] Australia & New Zealand Banking
Group Ltd.	1.717%	9/24/18	1,500	1,500
[4,5] Australia & New Zealand Banking
Group Ltd.	1.769%	11/29/18	3,500	3,500
[4] Bank Nederlandse Gemeenten NV	1.510%	1/3/18	3,250	3,250
[4,5] Bank of Nova Scotia	1.482%	1/2/18	2,000	2,000
[4] Bank of Nova Scotia	1.805%	2/15/18	475	474
[4] Bank of Nova Scotia	1.707%	3/15/18	5,000	4,983
[4] Bank of Nova Scotia	1.607%	3/21/18	4,000	3,986
[4,5] Bank of Nova Scotia	1.610%	4/13/18	6,000	6,000
[4,5] Bank of Nova Scotia	1.641%	6/18/18	5,000	5,000
[4] BPCE SA	1.400%	1/3/18	19,000	18,998
[4,5] Canadian Imperial Bank of Commerce	1.702%	4/26/18	4,000	4,000
[4,5] Canadian Imperial Bank of Commerce	1.557%	5/8/18	2,000	2,000
[4,5] Commonwealth Bank of Australia	1.899%	1/5/18	1,000	1,000
[4,5] Commonwealth Bank of Australia	2.011%	1/12/18	4,000	4,000
[4,5] Commonwealth Bank of Australia	1.831%	1/25/18	2,000	2,000
[4,5] Commonwealth Bank of Australia	1.912%	2/26/18	500	500
[4,5] Commonwealth Bank of Australia	1.632%	5/11/18	3,000	3,000
[4,5] Commonwealth Bank of Australia	1.691%	5/17/18	2,000	2,000

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
[4,5] Commonwealth Bank of Australia	1.691%	5/18/18	1,000	1,000
[4,5] Commonwealth Bank of Australia	1.532%	6/4/18	1,000	1,000
[4,5] Commonwealth Bank of Australia	1.637%	6/15/18	1,000	1,000
[4,5] Commonwealth Bank of Australia	1.712%	7/23/18	2,000	2,000
[4,5] Commonwealth Bank of Australia	1.759%	8/30/18	3,000	3,000
[4,5] Commonwealth Bank of Australia	1.742%	9/24/18	1,000	1,000
Credit Agricole Corporate &
Investment Bank
(New York Branch)	1.330%–1.350%	1/2/18	9,500	9,500
Credit Suisse (New York Branch)	1.829%	3/23/18	5,000	4,980
[4] Danske Corp.	1.588%	4/3/18	500	498
[4] Danske Corp.	1.588%	4/4/18	2,500	2,490
[4] Danske Corp.	1.589%	4/5/18	3,000	2,988
[4] Danske Corp.	1.589%	4/6/18	3,000	2,987
[4] Danske Corp.	1.709%	4/10/18	2,000	1,991
[4] Danske Corp.	1.710%	4/11/18	2,750	2,737
[4] Danske Corp.	1.710%	4/12/18	2,500	2,488
[4,5] DNB Bank ASA	1.595%	1/19/18	5,000	5,000
[4] DNB Bank ASA	1.456%	4/2/18	5,000	4,982
[4,5] HSBC Bank plc	1.825%	3/19/18	1,500	1,500
[4,5] HSBC Bank plc	1.782%	4/24/18	1,000	1,000
[4,5] HSBC Bank plc	1.782%	4/25/18	500	500
[4,5] HSBC Bank plc	1.752%	10/24/18	1,000	1,000
[4,5] HSBC Bank plc	1.752%	10/25/18	750	750
[4,5] HSBC Bank plc	1.579%	11/5/18	250	250
[4,5] HSBC Bank plc	1.772%	11/26/18	1,400	1,400
[4,5] National Australia Bank Ltd.	1.542%	1/3/18	4,500	4,500
[4,5] National Australia Bank Ltd.	1.595%	1/19/18	5,000	5,000
[4,5] National Australia Bank Ltd.	1.669%	1/29/18	2,000	2,000
[4,5] National Australia Bank Ltd.	1.512%	5/4/18	2,000	2,000
[4,5] National Australia Bank Ltd.	1.719%	5/30/18	1,000	1,000
[4,5] National Australia Bank Ltd.	1.719%	5/31/18	1,750	1,750
[4,5] National Australia Bank Ltd.	1.584%	6/12/18	5,000	5,000
[4,5] National Australia Bank Ltd.	1.719%	7/30/18	5,000	5,000
[4,5] National Australia Bank Ltd.	1.695%	9/19/18	2,000	2,000
[4] Nordea Bank AB	1.395%	3/8/18	5,250	5,237
[4] Nordea Bank AB	1.395%	3/9/18	2,000	1,995
[4] Nordea Bank AB	1.400%	3/16/18	3,000	2,991
[4] Nordea Bank AB	1.476%	4/16/18	3,650	3,634
[4] Nordea Bank AB	1.809%	6/20/18	3,000	2,975
[4] Skandinaviska Enskilda Banken AB	1.376%	2/1/18	1,000	999
Swedbank AB	1.406%	2/2/18	2,000	1,997
Swedbank AB	1.400%	3/1/18	1,250	1,247
Swedbank AB	1.395%	3/5/18	1,500	1,496
Swedbank AB	1.395%	3/15/18	250	249
Swedbank AB	1.583%	5/4/18	5,000	4,973
Swedbank AB	1.713%	5/10/18	630	626
Swedbank AB	1.593%	5/16/18	5,000	4,970
[4,5] Toronto Dominion Bank	1.539%	6/5/18	5,000	5,000
[4,5] Toronto Dominion Bank	1.672%	11/14/18	2,000	2,000
[4,5] Toronto Dominion Bank	1.609%	12/5/18	4,000	4,000
[4,5] Westpac Banking Corp.	1.701%	3/1/18	2,000	2,000
[4,5] Westpac Banking Corp.	1.692%	3/2/18	700	700
[4,5] Westpac Banking Corp.	1.764%	3/12/18	4,764	4,764
[4,5] Westpac Banking Corp.	1.732%	5/25/18	3,000	3,000
[4] Westpac Banking Corp.	1.674%	6/1/18	4,000	3,972
[4,5] Westpac Banking Corp.	1.640%	8/13/18	4,000	4,000
[4,5] Westpac Banking Corp.	1.759%	8/31/18	2,000	2,000
[4,5] Westpac Banking Corp.	1.662%	9/14/18	5,000	5,000
[4,5] Westpac Banking Corp.	1.691%	9/20/18	3,000	3,000
[4,5] Westpac Banking Corp.	1.697%	12/10/18	1,000	1,000
				251,038
Foreign Governments (4.9%)
[4] CDP Financial Inc.	1.430%	3/1/18	250	249
[4] CDP Financial Inc.	1.491%	3/29/18	500	498
[4] CDP Financial Inc.	1.471%–1.501%	4/3/18	1,250	1,245
[4] CDP Financial Inc.	1.512%–1.532%	4/20/18	500	498
[4] CDP Financial Inc.	1.542%	4/30/18	250	249
[4] CDP Financial Inc.	1.562%	5/11/18	250	249
[4] CDP Financial Inc.	1.653%	5/31/18	500	497
[4] CDP Financial Inc.	1.674%–1.714%	6/6/18	750	744

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[4]	CDP Financial Inc.	1.817%	6/18/18	1,000	992
[6]	CPPIB Capital Inc.	1.266%	1/18/18	3,000	2,998
[6]	CPPIB Capital Inc.	1.265%	1/19/18	5,000	4,997
	Export Development Canada	1.306%	1/3/18	1,500	1,500
	Export Development Canada	1.410%	1/5/18	500	500
	Export Development Canada	1.306%	1/8/18	750	750
	Export Development Canada	1.306%	1/9/18	1,500	1,500
	Export Development Canada	1.306%	1/10/18	750	750
	Export Development Canada	1.306%	1/11/18	750	750
	Ontario Teachers' Finance Trust	1.350%	1/2/18	250	250
[6]	Ontario Teachers' Finance Trust	1.367%	2/2/18	5,000	4,994
[6]	Ontario Teachers' Finance Trust	1.389%	3/2/18	5,000	4,988
[6]	Ontario Teachers' Finance
	Trust	1.432%–1.451%	4/10/18	750	747
[6]	Ontario Teachers' Finance Trust	1.771%	5/1/18	500	497
[6]	Ontario Teachers' Finance Trust	1.651%	5/3/18	2,100	2,088
[6]	Ontario Teachers' Finance Trust	1.504%	5/9/18	250	249
[6]	Ontario Teachers' Finance Trust	1.717%	7/5/18	500	496
[6]	Ontario Teachers' Finance
	Trust	1.717%–1.899%	7/6/18	5,750	5,697
[6]	Ontario Teachers' Finance Trust	1.760%	8/2/18	250	247
	Province of British Columbia	1.516%	3/12/18	5,000	4,985
[5,6] PSP Capital Inc.		1.581%	4/20/18	1,000	1,000
[5,6] PSP Capital Inc.		1.732%	10/26/18	1,500	1,500
					46,704
Foreign Industrial (1.0%)
[4]	Nestle Capital Corp.	1.276%	1/8/18	1,250	1,250
[4]	Nestle Capital Corp.	1.694%	6/11/18	750	744
[4]	Nestle Capital Corp.	1.694%	6/12/18	750	744
[4]	Nestle Capital Corp.	1.694%	6/13/18	750	744
[4]	Nestle Capital Corp.	1.694%	6/14/18	2,000	1,985
[4]	Nestle Capital Corp.	1.694%	6/15/18	2,000	1,985
[4]	Roche Holdings Inc.	1.400%	1/4/18	750	750
	Toyota Credit Canada Inc.	1.609%	3/27/18	250	249
	Toyota Credit Canada Inc.	1.609%	3/29/18	250	249
	Toyota Credit Canada Inc.	1.760%	4/16/18	1,000	995
					9,695
Industrial (1.8%)
[4]	Chevron Corp.	1.490%	1/2/18	750	750
[4]	Chevron Corp.	1.500%	1/3/18	750	750
[5]	General Electric Co.	1.639%	3/29/18	3,750	3,750
[5]	General Electric Co.	1.639%	3/29/18	2,750	2,750
[5]	General Electric Co.	1.639%	3/29/18	500	500
[4]	Johnson & Johnson	1.300%	1/3/18	1,000	1,000
[4]	Novartis Finance Corp.	1.520%	1/2/18	500	500
[4]	The Coca-Cola Co.	1.644%	6/6/18	500	496
[4]	The Coca-Cola Co.	1.644%	6/7/18	1,750	1,737
[4]	The Coca-Cola Co.	1.644%	6/8/18	750	745
[4]	The Coca-Cola Co.	1.644%	6/11/18	1,750	1,737
[4]	The Coca-Cola Co.	1.644%	6/12/18	1,250	1,241
[4]	Wal-Mart Stores, Inc.	1.391%	1/8/18	1,500	1,500
					17,456
Total Commercial Paper (Cost $355,650)					355,650
Certificates of Deposit (25.8%)
Domestic Banks (7.8%)
	Citibank NA	1.400%	2/13/18	5,500	5,500
	Citibank NA	1.810%	6/18/18	2,500	2,500
[5]	HSBC Bank USA NA	1.732%	3/2/18	750	750
[5]	HSBC Bank USA NA	1.752%	3/6/18	1,000	1,000
[5]	HSBC Bank USA NA	1.682%	4/3/18	1,000	1,000
[5]	HSBC Bank USA NA	1.775%	4/19/18	500	500
[5]	HSBC Bank USA NA	1.612%	5/3/18	2,500	2,500
[5]	HSBC Bank USA NA	1.569%	6/5/18	1,500	1,500
[5]	HSBC Bank USA NA	1.691%	8/16/18	500	500
[5]	HSBC Bank USA NA	1.711%	8/21/18	1,000	1,000
[5]	HSBC Bank USA NA	1.561%	8/31/18	2,500	2,500
[5]	HSBC Bank USA NA	1.562%	10/2/18	1,500	1,500
[5]	HSBC Bank USA NA	1.572%	11/2/18	750	750
[5]	HSBC Bank USA NA	1.772%	11/23/18	750	750
[5]	HSBC Bank USA NA	1.772%	11/27/18	250	250

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[5]	State Street Bank & Trust Co.	1.662%	4/26/18	12,500	12,500
[5]	State Street Bank & Trust Co.	1.527%	5/8/18	10,000	10,000
[5]	Wells Fargo Bank NA	1.601%	1/16/18	4,000	4,000
[5]	Wells Fargo Bank NA	1.601%	1/17/18	4,000	4,000
[5]	Wells Fargo Bank NA	1.489%	3/5/18	5,000	5,000
[5]	Wells Fargo Bank NA	1.517%	3/8/18	5,000	5,000
[5]	Wells Fargo Bank NA	1.645%	3/22/18	2,500	2,500
[5]	Wells Fargo Bank NA	1.562%	5/10/18	5,000	5,000
[5]	Wells Fargo Bank NA	1.692%	5/29/18	4,000	4,000
					74,500
Yankee Certificates of Deposit (18.0%)
[5]	Bank of Montreal (Chicago Branch)	1.682%	2/26/18	1,000	1,000
[5]	Bank of Montreal (Chicago Branch)	1.502%	3/2/18	1,000	1,000
	Bank of Montreal (Chicago Branch)	1.700%	3/15/18	4,000	4,000
[5]	Bank of Montreal (Chicago Branch)	1.610%	4/13/18	5,000	5,000
[5]	Bank of Montreal (Chicago Branch)	1.511%	6/1/18	5,000	5,000
[5]	Bank of Montreal (Chicago Branch)	1.729%	6/29/18	5,000	5,000
[5]	Bank of Montreal (Chicago Branch)	1.685%	7/19/18	3,000	3,000
[5]	Bank of Nova Scotia (Houston Branch)	1.665%	2/22/18	2,000	2,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.350%	1/4/18	10,000	10,000
[5]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.699%	1/29/18	4,000	4,000
[5]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.631%	2/20/18	5,000	5,000
[5]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.641%	4/16/18	3,000	3,000
[5]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.714%	6/28/18	1,500	1,500
[5]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.642%	7/12/18	5,000	5,000
[5]	Commonwealth Bank of Australia
	(New York Branch)	1.672%	4/3/18	1,000	1,000
[5]	Commonwealth Bank of Australia
	(New York Branch)	1.742%	9/26/18	2,000	2,000
[5]	Commonwealth Bank of Australia
	(New York Branch)	1.779%	11/29/18	5,000	5,000
	Credit Suisse AG (New York Branch)	1.500%	1/4/18	1,000	1,000
	Credit Suisse AG (New York Branch)	1.650%	3/16/18	10,000	10,000
[5]	DNB Bank ASA (New York Branch)	1.595%	1/19/18	5,000	5,000
[5]	DNB Bank ASA (New York Branch)	1.645%	3/22/18	3,000	3,000
[5]	DNB Bank ASA (New York Branch)	1.512%	5/7/18	5,000	5,000
	KBC Bank NV (New York Branch)	1.400%	1/4/18	5,250	5,250
	Nordea Bank AB (New York Branch)	1.590%	5/14/18	750	750
	Nordea Bank AB (New York Branch)	1.590%	5/17/18	600	600
	Nordea Bank AB (New York Branch)	1.680%	6/5/18	5,000	5,000
[5]	Royal Bank of Canada
	(New York Branch)	1.479%	1/5/18	5,000	5,000
[5]	Royal Bank of Canada
	(New York Branch)	1.753%	3/7/18	1,125	1,125
[5]	Royal Bank of Canada
	(New York Branch)	1.621%	3/16/18	6,000	6,000
[5]	Royal Bank of Canada
	(New York Branch)	1.821%	3/20/18	1,220	1,220
[5]	Royal Bank of Canada
	(New York Branch)	1.600%	4/13/18	3,000	3,000
[5]	Royal Bank of Canada
	(New York Branch)	1.627%	6/15/18	5,000	5,000
[5]	Royal Bank of Canada
	(New York Branch)	1.642%	7/13/18	5,000	5,000
	Skandinaviska Enskilda Banken AB
	(New York Branch)	1.380%	1/4/18	2,000	2,000
[5]	Skandinaviska Enskilda Banken AB
	(New York Branch)	1.625%	3/22/18	2,000	2,000
[5]	Skandinaviska Enskilda Banken AB
	(New York Branch)	1.685%	7/19/18	2,000	2,000
[5]	Svenska HandelsBanken AB
	(New York Branch)	1.689%	1/29/18	4,000	4,000
[5]	Svenska HandelsBanken AB
	(New York Branch)	1.631%	2/20/18	5,000	5,000

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[5]	Svenska HandelsBanken AB
	(New York Branch)	1.719%	4/30/18	2,000	2,000
[5]	Svenska HandelsBanken AB
	(New York Branch)	1.532%	8/6/18	5,000	5,000
[5]	Svenska HandelsBanken AB
	(New York Branch)	1.521%	9/4/18	7,000	7,000
	Swedbank AB (New York Branch)	1.360%	2/1/18	5,000	5,000
[5]	Toronto Dominion Bank
	(New York Branch)	1.821%	3/20/18	5,000	5,000
[5]	Toronto Dominion Bank
	(New York Branch)	1.657%	6/15/18	4,000	4,000
[5]	Toronto Dominion Bank
	(New York Branch)	1.632%	8/10/18	6,000	6,000
					173,445
Total Certificates of Deposit (Cost $247,945)					247,945
Other Notes (1.5%)
[5]	Bank of America NA	1.482%	1/2/18	1,500	1,500
[5]	Bank of America NA	1.517%	1/8/18	2,500	2,500
[5]	Bank of America NA	1.513%	3/7/18	1,250	1,250
[5]	Bank of America NA	1.482%	4/3/18	1,500	1,500
[5]	Bank of America NA	1.542%	4/9/18	2,250	2,250
[5]	Bank of America NA	1.542%	4/11/18	1,500	1,500
[5]	Bank of America NA	1.492%	5/2/18	1,000	1,000
[5]	Bank of America NA	1.592%	5/14/18	1,550	1,550
[5]	Bank of America NA	1.621%	5/16/18	1,000	1,000
Total Other Notes (Cost $14,050)					14,050
Tax-Exempt Municipal Bonds (2.9%)
[7]	Arizona Health Facilities Authority
	Revenue (Banner Health) VRDO	1.610%	1/7/18	250	250
[7]	Big Bear Lake CA Industrial Revenue
	(Southwest Gas Corp. Project) VRDO	1.780%	1/7/18	2,000	2,000
[7]	Broward County FL Educational
	Facilities Authority Revenue
	(Nova Southeastern University Project)
	VRDO	1.820%	1/2/18	200	200
[7]	Clackamas County OR Hospital
	Facilities Authority Revenue
	(Legacy Health System)	1.730%	1/7/18	250	250
[7]	Cleveland-Cuyahoga County OH Port
	Authority Revenue (Carnegie/89th
	Garage & Service Center LLC Project)
	VRDO	1.750%	1/7/18	250	250
[7]	Collier County FL Industrial
	Development Authority Revenue	1.770%	1/7/18	2,095	2,095
[7]	Columbus OH Regional Airport
	Authority Airport Revenue
	(OASBO Expanded Asset Program)
	VRDO	1.740%	1/7/18	2,575	2,575
[7]	Kansas Development Finance
	Authority Health Facilities Revenue
	(Kansas University Health System)	1.750%	1/7/18	4,100	4,100
[7]	Manatee County FL Housing Finance
	Authority Multi Family Revenue	1.780%	1/7/18	2,000	2,000
[7]	Montgomery County TN Public Building
	Authority Pooled Financial Revenue
	(Tennessee County Loan Pool) VRDO	2.000%	1/2/18	100	100
[7]	New York City NY GO VRDO	1.820%	1/2/18	100	100
[7]	New York State Housing Finance
	Agency Housing Revenue
	(625 W 57th Street) VRDO	1.750%	1/7/18	250	250
[7]	Ohio State Industrial Development
	Revenue	1.950%	1/7/18	2,700	2,700
[7]	Orange County FL Health Facilities
	Authority Revenue (Nemours
	Foundation Project) VRDO	1.780%	1/7/18	3,690	3,690
[7]	San Francisco CA City & County
	Multifamily Housing Revenue
	(1601 Mariposa Apartments) VRDO	1.750%	1/7/18	7,000	7,000
Total Tax-Exempt Municipal Bonds (Cost $27,560)					27,560

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
Taxable Municipal Bonds (1.4%)
[7]	Alexandria VA Industrial Development
	Authority Headquarters Facilities
	Revenue VRDO	1.570%	1/7/18	6,400	6,400
[7]	Johnson City TN Health & Educational
	Facilities Board Hospital Revenue
	(Mountain States Health Alliance)
	VRDO	1.600%	1/7/18	1,545	1,545
[6]	Los Angeles CA Department of Water
	& Power Revenue TOB VRDO	1.860%	1/7/18	100	100
[6]	Massachusetts Transportation Fund
	Revenue TOB VRDO	1.860%	1/7/18	100	100
[7]	New York State Housing Finance
	Agency Housing Rev
	(160 Madison Ave) VRDO	1.850%	1/2/18	5,000	5,000
[7]	New York State Housing Finance
	Agency Housing Revenue
	(20 Lafayette LLC) VRDO	1.700%	1/7/18	250	250
[6]	Seattle WA Municipal Light & Power
	Revenue TOB VRDO	1.860%	1/7/18	100	100
	University of Texas System Revenue	1.430%	1/7/18	500	500
Total Taxable Municipal Bonds (Cost $13,995)					13,995
Total Investments (100.0%) (Cost $960,872)					960,872

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	55
Receivables for Accrued Income	450
Receivables for Capital Shares Issued	473
Other Assets	2,622
Total Other Assets	3,600
Liabilities
Payables for Investment Securities Purchased	(2,575)
Payables for Capital Shares Redeemed	(623)
Payables to Vanguard	(77)
Total Liabilities	(3,275)
Net Assets (100%)
Applicable to 960,677,387 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	961,197
Net Asset Value per Share	$1.00

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in-Capital	961,077
Undistributed Net Investment Income	5
Accumulated Net Realized Gains	115
Net Assets	961,197

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-
bearing securities.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security based upon 3-month U.S. Treasury Bill Auction High Money Market Yield plus spread.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other
“accredited investors.” At December 31, 2017, the aggregate value of these securities was
$257,923,000, representing 26.8% of net assets.
5 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At
December 31, 2017, the aggregate value of these securities was $30,798,000, representing 3.2%
of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
GO—General Obligation Bond.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Interest	11,253
Total Income	11,253
Expenses
The Vanguard Group—Note B
Investment Advisory Services	31
Management and Administrative	1,220
Marketing and Distribution	206
Custodian Fees	19
Auditing Fees	35
Shareholders’ Reports and Proxy	34
Trustees’ Fees and Expenses	1
Total Expenses	1,546
Net Investment Income	9,707
Realized Net Gain (Loss) on
Investment Securities Sold	(10)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,697

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,707	5,311
Realized Net Gain (Loss)	(10)	27
Net Increase (Decrease) in Net Assets Resulting from Operations	9,697	5,338
Distributions
Net Investment Income	(9,666)	(5,327)
Realized Capital Gain	—	—
Total Distributions	(9,666)	(5,327)
Capital Share Transactions (at $1.00 per share)
Issued	347,263	605,910
Issued in Lieu of Cash Distributions	9,666	5,327
Redeemed	(360,545)	(863,845)
Net Increase (Decrease) from Capital Share Transactions	(3,616)	(252,608)
Total Increase (Decrease)	(3,585)	(252,597)
Net Assets
Beginning of Period	964,782	1,217,379
End of Period[1]	961,197	964,782
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,000 and ($36,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Money Market Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 010[1]	.005	.001	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.010	.005	.001	.001	.001
Distributions
Dividends from Net Investment Income	(.010)	(.005)	(.001)	(.001)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.010)	(.005)	(.001)	(.001)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.01%	0.48%	0.15%	0.10%	0.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$961	$965	$1,217	$1,197	$1,308
Ratio of Expenses to Average Net Assets	0.16%	0.16%[2]	0.06%[2]	0.06%[2]	0.06%[2]
Ratio of Net Investment Income to
Average Net Assets	1.00%	0.46%	0.15%	0.10%	0.11%

1 Calculated based on average shares outstanding.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016, 0.16% for 2015, 0.16% for 2014, and
0.16% for 2013. See Note B in the Notes to Financial Statements.

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of

Vanguard Money Market Portfolio

Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $55,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The portfolio is not obligated to repay this amount to Vanguard. For the year ended December 31, 2017, the portfolio did not receive an expense reduction from Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2017, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

At December 31, 2017, the fund had available capital losses totaling $10,000 that may be carried forward indefinitely to offset future net capital gains.

E. At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 87% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

F. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of
Funds since 1975.

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,005.75	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard® REIT Index Portfolio

Real estate investment trusts trailed the broad U.S. stock market during the twelve months ended December 31, 2017, as rising interest rates limited their investment appeal. Vanguard REIT Index Portfolio returned 4.78% for the fiscal year, in line with its target index and a step behind the average return of its peer funds.

The portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking a benchmark index that measures the performance of publicly traded equity REITs.

The table below shows the returns of your portfolio and its comparative standards for the period. For additional perspective, we also present the portfolio’s annualized returns for the ten years ended December 31, 2017.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Fed tightening limited REITs’ appeal

In December, the Federal Reserve raised the federal funds target rate one-quarter of a percentage point, to between 1.25% and 1.50%. It was the third increase in 2017 and the fifth since December 2015. REITs lagged the broader stock market because higher interest rates raised their debt-financing costs, eroding profit margins. In such an environment, investors may swap REITs for income-generating investments that bear less risk.

Despite the modest returns, seven of the ten subsets of the REIT market finished the period in positive territory. With a return of more than 22%, industrial REITs, which own and manage industrial facilities and rent space in those properties, led the way. The gain was due in part to the growth of e-commerce and warehouse users expanding into urban areas. Specialized REITs, which include storage facilities, data centers, and entertainment and athletic complexes, also produced double-digit returns.

Hotel and resort, residential, diversified, office, and health care REITs also contributed to performance.

Mortgage REITs and retail REITs—the sector’s largest group—were the biggest detractors. Retail REITs were held back by a general decline in the popularity of malls, store closures by national retailers, and an increase in online shopping.

Changes to the fund

To provide broader exposure to the real estate market, Vanguard has filed changes with the U.S. Securities and Exchange Commission to update the investment objective and principal investment strategies of Vanguard Variable Insurance Fund-REIT Index Portfolio. As part of this filing, the benchmark index of the portfolio was updated on January 18, 2018, from the MSCI US REIT Index to the MSCI US Investable Market Real Estate 25/50 Index. Vanguard also updated the name of the portfolio to Vanguard Variable Insurance Fund-Real Estate Index Portfolio.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard REIT Index Portfolio	4.78%	7.42%
REIT Spliced Index[1]	5.07	7.63
Variable Insurance Real Estate Funds Average[2]	5.33	5.81

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.27%	1.13%

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio's expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard REIT Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
REIT Index Portfolio	60,054,985	3,409,649	3,002,373	0	90.4%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
REIT Index Portfolio	60,180,560	3,536,715	2,749,732	0	90.5%

Proposal 4—Change the investment objective of the REIT Index Portfolio of Vanguard Variable Insurance Fund.

The revised investment objective will broaden the portfolio’s investable universe to include real estate-related investments, such as certain specialized real estate investment trusts (REITs) and real estate management and development companies. The portfolio will continue to invest in publicly traded equity REITs.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
REIT Index Portfolio	56,453,274	6,017,926	3,995,808	0	84.9%

Vanguard REIT Index Portfolio

Portfolio Profile
As of December 31, 2017

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	153	152	3,775
Median Market Cap $10.3B		$10.3B	$66.9B
Price/Earnings Ratio	34.2x	34.2x	22.8x
Price/Book Ratio	2.3x	2.3x	3.0x
Dividend Yield[3]	4.0%	4.0%	1.7%
Return on Equity	5.0%	5.0%	15.1%
Earnings Growth Rate	17.0%	17.0%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio[4]	0.27%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.19
Beta	1.00	0.57

Portfolio Allocation by REIT Type

Retail	19.6%
Residential	16.2
Office	13.2
Health Care	11.4
Specialized	18.0
Hotel & Resort	6.7
Diversified	7.4
Industrial	7.5

Ten Largest Holdings[5] (% of total net assets)

Simon Property
Group Inc.	Retail REITs	6.2%
Equinix Inc.	Specialized REITs	4.1
Prologis Inc.	Industrial REITs	4.0
Public Storage	Specialized REITs	3.8
AvalonBay
Communities Inc.	Residential REITs	2.9
Welltower Inc.	Health Care REITs	2.7
Equity Residential	Residential REITs	2.7
Digital Realty Trust Inc.	Specialized REITs	2.7
Ventas Inc.	Health Care REITs	2.5
Boston Properties Inc.	Office REITs	2.3
Top Ten		33.9%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 The expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the REIT Index Portfolio's expense ratio was 0.27%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
REIT Index Portfolio	4.78%	9.09%	7.42%	$20,456
REIT Spliced Index[1]	5.07	9.34	7.63	20,857
Variable Insurance Real Estate Funds
Average[2]	5.33	8.48	5.81	17,588
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.16	15.52	8.66	22,948

Fiscal Year Total Returns (%): December 31, 2007–December 31, 2017

REIT Index Portfolio
REIT Spliced Index[1]

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Equity Real Estate Investment Trusts
(REITs) (99.8%)[1]
Diversified REITs (7.4%)
	VEREIT Inc.	1,222,443	9,523
	WP Carey Inc.	133,814	9,220
	Liberty Property Trust	184,349	7,929
	Colony NorthStar Inc.
	Class A	655,533	7,480
	Forest City Realty Trust Inc.
	Class A	267,262	6,441
	STORE Capital Corp.	214,462	5,584
	Gramercy Property Trust	190,431	5,077
	Spirit Realty Capital Inc.	575,428	4,937
	Empire State Realty Trust
	Inc.	167,789	3,445
	PS Business Parks Inc.	25,638	3,207
	Washington REIT	96,469	3,002
	Lexington Realty Trust	271,676	2,622
	Select Income REIT	83,783	2,105
	Global Net Lease Inc.	84,343	1,736
	American Assets Trust Inc.	44,538	1,703
	Alexander & Baldwin Inc.	58,388	1,620
*	iStar Inc.	82,383	931
	Armada Hoffler Properties
	Inc.	56,725	881
	Investors Real Estate Trust	149,731	850
	Gladstone Commercial
	Corp.	34,350	723
	One Liberty Properties Inc.	17,617	457
[2]	Winthrop Realty Trust	32,397	217
			79,690
Health Care REITs (11.4%)
	Welltower Inc.	462,192	29,474
	Ventas Inc.	446,228	26,778
	HCP Inc.	587,892	15,332
	Healthcare Trust of
	America Inc. Class A	251,333	7,550
^	Omega Healthcare
	Investors Inc.	246,967	6,801
	Medical Properties Trust
	Inc.	456,079	6,285
	Senior Housing Properties
	Trust	297,798	5,703
	Healthcare Realty Trust Inc. 155,380		4,991
	Sabra Health Care REIT Inc. 219,762		4,125
	Physicians Realty Trust	222,060	3,995
	National Health Investors
	Inc.	51,315	3,868
	LTC Properties Inc.	49,600	2,160
*	Quality Care Properties Inc.	118,498	1,636
	CareTrust REIT Inc.	95,826	1,606
	Universal Health Realty
	Income Trust	16,077	1,208
	New Senior Investment
	Group Inc.	101,824	770
	Community Healthcare
	Trust Inc.	15,656	440
			122,722

		Market
		Value•
	Shares	($000)
Hotel & Resort REITs (6.7%)
Host Hotels & Resorts
Inc.	927,368	18,408
Hospitality Properties
Trust	205,890	6,146
Park Hotels & Resorts Inc.	202,009	5,808
Apple Hospitality REIT Inc.	265,879	5,214
RLJ Lodging Trust	219,397	4,820
Sunstone Hotel Investors
Inc.	283,043	4,679
Ryman Hospitality
Properties Inc.	57,635	3,978
LaSalle Hotel Properties	141,536	3,973
Pebblebrook Hotel Trust	86,319	3,208
Xenia Hotels & Resorts
Inc.	134,282	2,899
DiamondRock Hospitality
Co.	251,056	2,834
MGM Growth Properties
LLC Class A	86,337	2,517
Chesapeake Lodging Trust	75,645	2,049
Summit Hotel Properties
Inc.	130,836	1,993
Chatham Lodging Trust	56,864	1,294
Hersha Hospitality Trust
Class A	52,029	905
Ashford Hospitality Trust
Inc.	122,095	822
Ashford Hospitality Prime
Inc.	33,152	323
		71,870
Industrial REITs (7.4%)
Prologis Inc.	666,392	42,989
Duke Realty Corp.	446,179	12,141
DCT Industrial Trust Inc.	116,472	6,846
First Industrial Realty
Trust Inc.	150,549	4,738
EastGroup Properties Inc.	42,972	3,798
STAG Industrial Inc.	115,678	3,161
Rexford Industrial Realty
Inc.	89,252	2,603
Terreno Realty Corp.	65,891	2,310
Monmouth Real Estate
Investment Corp.	84,661	1,507
		80,093
Office REITs (13.2%)
Boston Properties Inc.	193,395	25,147
Vornado Realty Trust	213,832	16,717
Alexandria Real Estate
Equities Inc.	117,413	15,333
SL Green Realty Corp.	124,184	12,534
Kilroy Realty Corp.	123,167	9,195
Douglas Emmett Inc.	193,927	7,963
Hudson Pacific Properties
Inc.	194,485	6,661
Highwoods Properties Inc.	129,198	6,578
Cousins Properties Inc.	527,143	4,876
* Equity Commonwealth	155,907	4,757

		Market
		Value•
	Shares	($000)
JBG SMITH Properties	118,266	4,107
Paramount Group Inc.	253,815	4,023
Brandywine Realty Trust	219,316	3,989
Corporate Office Properties
Trust	124,390	3,632
Piedmont Office Realty
Trust Inc. Class A	181,985	3,569
Columbia Property Trust
Inc.	151,652	3,480
Mack-Cali Realty Corp.	107,426	2,316
Government Properties
Income Trust	120,260	2,230
Franklin Street Properties
Corp.	127,363	1,368
Tier REIT Inc.	59,597	1,215
Easterly Government
Properties Inc.	48,421	1,033
NorthStar Realty Europe
Corp.	65,245	876
New York REIT Inc.	208,826	821
		142,420
Residential REITs (16.2%)
AvalonBay Communities
Inc.	173,062	30,876
Equity Residential	460,249	29,350
Essex Property Trust Inc.	82,686	19,958
Mid-America Apartment
Communities Inc.	142,240	14,304
UDR Inc.	335,580	12,927
Camden Property Trust	116,265	10,703
Equity LifeStyle Properties
Inc.	103,452	9,209
Invitation Homes Inc.	389,612	9,183
Sun Communities Inc.	97,552	9,051
Apartment Investment
& Management Co.	196,491	8,589
American Campus
Communities Inc.	171,010	7,016
American Homes 4 Rent
Class A	292,834	6,395
Education Realty Trust Inc.	91,578	3,198
Independence Realty Trust
Inc.	101,962	1,029
Preferred Apartment
Communities Inc.
Class A	40,590	822
Altisource Residential Corp.	63,015	747
NexPoint Residential Trust
Inc.	22,287	623
UMH Properties Inc.	38,932	580
		174,560
Retail REITs (19.5%)
Simon Property Group Inc.	389,548	66,901
Realty Income Corp.	343,536	19,588
GGP Inc.	773,755	18,098
Regency Centers Corp.	192,019	13,284
Federal Realty Investment
Trust	90,623	12,036

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Macerich Co.	150,506	9,885
Kimco Realty Corp.	532,859	9,671
National Retail Properties
Inc.	186,917	8,062
Brixmor Property Group
Inc.	381,603	7,121
Weingarten Realty
Investors	153,105	5,033
Taubman Centers Inc.	76,263	4,990
Retail Properties of
America Inc.	288,815	3,882
Urban Edge Properties	142,366	3,629
DDR Corp.	392,583	3,517
Tanger Factory Outlet
Centers Inc.	118,919	3,152
Acadia Realty Trust	104,941	2,871
Retail Opportunity
Investments Corp.	137,842	2,750
Kite Realty Group Trust	103,152	2,022
Agree Realty Corp.	35,945	1,849
Washington Prime Group
Inc.	233,561	1,663
Ramco-Gershenson
Properties Trust	99,157	1,461
Seritage Growth Properties
Class A	31,219	1,263
CBL & Associates
Properties Inc.	215,862	1,222
Alexander's Inc.	2,879	1,140
Getty Realty Corp.	41,696	1,132
Pennsylvania REIT	87,096	1,036
Saul Centers Inc.	16,258	1,004
Urstadt Biddle Properties
Inc. Class A	37,178	808
Cedar Realty Trust Inc.	113,540	690
Whitestone REIT	47,676	687
		210,447
Specialized REITs (18.0%)
Equinix Inc.	97,664	44,263
Public Storage	196,214	41,009
Digital Realty Trust Inc.	257,037	29,276
Extra Space Storage Inc.	157,738	13,794
Iron Mountain Inc.	332,295	12,537
Gaming and Leisure
Properties Inc.	252,685	9,349
CubeSmart	225,647	6,526
CyrusOne Inc.	108,611	6,466
EPR Properties	92,248	6,039
Life Storage Inc.	58,394	5,201
CoreSite Realty Corp.	43,044	4,903
GEO Group Inc.	155,185	3,662
CoreCivic Inc.	147,964	3,329
QTS Realty Trust Inc.
Class A	61,054	3,307

		Market
		Value•
	Shares	($000)
Four Corners Property
Trust Inc.	77,092	1,981
National Storage Affiliates
Trust	62,314	1,699
		193,341
Total Equity Real Estate Investment
Trusts (REITs) (Cost $1,058,699)		1,075,143
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[3,4] Vanguard Market
Liquidity Fund,
1.458%	17,513	1,751

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[5] United States Treasury Bill,
1.116%, 2/22/18	200	200
Total Temporary Cash Investments
(Cost $1,951)		1,951
Total Investments (100.0%)
(Cost $1,060,650)		1,077,094

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	60
Receivables for Accrued Income	6,482
Receivables for Capital Shares Issued	204
Other Assets	1
Total Other Assets	6,747
Liabilities
Payables for Investment Securities
Purchased	(4,892)
Collateral for Securities on Loan	(539)
Payables for Capital Shares Redeemed	(735)
Payables to Vanguard	(825)
Variation Margin Payable—Futures Contracts (2)
Total Liabilities	(6,993)
Net Assets (100%)
Applicable to 81,931,822 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,076,848
Net Asset Value Per Share	$13.14

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	992,378
Undistributed Net Investment Income	30,013
Accumulated Net Realized Gains	38,018
Unrealized Appreciation (Depreciation)
Investment Securities	16,444
Futures Contracts	(5)
Net Assets	1,076,848

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $512,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 100.0%
and 0.0%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $539,000 of collateral received for securities on loan.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Vanguard REIT Index Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones U.S. Real Estate Index	March 2018	65	2,089	(5)
(5)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Dividends	33,814
Interest[1]	11
Securities Lending—Net	5
Total Income	33,830
Expenses
The Vanguard Group—Note B
Investment Advisory Services	267
Management and Administrative	2,346
Marketing and Distribution	168
Custodian Fees	41
Auditing Fees	39
Shareholders' Reports and Proxy	47
Trustees' Fees and Expenses	1
Total Expenses	2,909
Net Investment Income	30,921
Realized Net Gain (Loss)
Investment Securities Sold[1]	31,813
Futures Contracts	140
Capital Gain Distributions Received	6,066
Realized Net Gain (Loss)	38,019
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	(18,199)
Futures Contracts	(5)
Change in Unrealized Appreciation
(Depreciation)	(18,204)
Net Increase (Decrease) in Net Assets
Resulting from Operations	50,736

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $8,000, $0, and $0, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,921	26,906
Realized Net Gain (Loss)	38,019	47,712
Change in Unrealized Appreciation (Depreciation)	(18,204)	1,311
Net Increase (Decrease) in Net Assets Resulting from Operations	50,736	75,929
Distributions
Net Investment Income	(26,681)	(26,115)
Realized Capital Gain[1]	(47,580)	(69,291)
Total Distributions	(74,261)	(95,406)
Capital Share Transactions
Issued	113,956	205,902
Issued in Lieu of Cash Distributions	74,261	95,406
Redeemed	(180,812)	(179,279)
Net Increase (Decrease) from Capital Share Transactions	7,405	122,029
Total Increase (Decrease)	(16,120)	102,552
Net Assets
Beginning of Period	1,092,968	990,416
End of Period[2]	1,076,848	1,092,968

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $786,000 and $1,741,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $30,013,000 and $25,773,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.48	$13.77	$14.17	$11.87	$12.12
Investment Operations
Net Investment Income	. 375[1]	.346	.358	.307	.308
Net Realized and Unrealized Gain (Loss)
on Investments	.220	.734	(.032)	3.061	.002
Total from Investment Operations	.595	1.080	.326	3.368	.310
Distributions
Dividends from Net Investment Income	(.336)	(.375)	(.251)	(.367)	(.255)
Distributions from Realized Capital Gains	(.599)	(.995)	(.475)	(.701)	(.305)
Total Distributions	(.935)	(1.370)	(.726)	(1.068)	(.560)
Net Asset Value, End of Period	$13.14	$13.48	$13.77	$14.17	$11.87
Total Return	4.78%	8.36%	2.22%	30.11%	2.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,077	$1,093	$990	$1,009	$655
Ratio of Total Expenses to Average Net Assets	0.27%	0.27%	0.27%	0.27%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.87%	2.55%	2.60%	3.96%	2.50%
Portfolio Turnover Rate	10%	14%	21%	11%	19%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio's performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio's average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio's tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio's financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty

Vanguard REIT Index Portfolio

risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio's regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio's board of trustees and included in Management and Administrative expenses on the portfolio's Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

7. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio's liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $60,000, representing 0.01% of the portfolio's net assets and 0.02% of Vanguard’s capitalization. The portfolio's trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio's own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Vanguard REIT Index Portfolio

The following table summarizes the market value of the portfolio's investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,074,926	—	217
Temporary Cash Investments	1,751	200	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	1,076,675	200	217
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $31,141,000 of ordinary income and $37,571,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $1,060,650,000. Net unrealized appreciation of investment securities for tax purposes was $16,444,000, consisting of unrealized gains of $110,273,000 on securities that had risen in value since their purchase and $93,829,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2017, the portfolio purchased $107,517,000 of investment securities and sold $133,177,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	8,703	15,209
Issued in Lieu of Cash Distributions	5,946	7,442
Redeemed	(13,812)	(13,487)
Net Increase (Decrease) in Shares Outstanding	837	9,164

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 47% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. On January 18, 2018, the benchmark index of the portfolio was changed from the MSCI US REIT Index to the MSCI US Investable Market Real Estate 25/50 Index. Additionally, the name of the portfolio was changed to Vanguard Variable Insurance Fund-Real Estate Index Portfolio.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of REIT Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of REIT Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard REIT
Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $46,794,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The portfolio designates $43,124,000 of its capital gain dividends as 20% rate gain distributions and $3,670,000 as unrecaptured section 1250 gain distributions (25%
rate gain).

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,021.77	$1.38
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.50	1.38

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard REIT Index Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-
Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Short-Term Investment-Grade Portfolio

For the 12 months ended December 31, 2017, Vanguard Short-Term Investment-Grade Portfolio returned 2.19%. Its performance trailed the 2.32% return of its benchmark, the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, but exceeded the 1.54% average return of its peers.

As of December 31, the portfolio’s 30-day SEC yield was 2.33%, versus 2.01% at the end of 2016.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The bond market reacted to the Fed’s rate increases

The Federal Reserve raised interest rates three times in 2017, pushing the federal funds rate target to 1.25%–1.5%. In October, it also began to reduce its $4.5 trillion balance sheet. Both actions signaled that the Fed is intent on normalizing monetary policy.

In this environment, the yields of short-term U.S. Treasury bonds increased and their prices fell. (Bond yields and prices move in opposite directions.) The yield of the 1-year Treasury note ended December at 1.74%, up from 0.81% 12 months earlier, and the 3-year yield ended at 1.97%, up from 1.45%.

Uncertainty over inflation, among other matters, led to the opposite effect on the long end of the yield curve. The 10-year yield ended the period at 2.41%, down from 2.45% 12 months earlier, and the 30-year yield ended at 2.74%, down from 3.07%. Yields of Treasury Inflation-Protected Securities, or TIPS, followed a similar trajectory.

Corporate bonds outperformed Treasuries over the period, and the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.

Variations from the benchmark affected relative performance

The portfolio has several structural differences from its benchmark, reflecting a bias toward bonds of higher credit quality and broader sector exposure within the short-term investment-grade universe. Like its benchmark, the portfolio has diversified exposure to short-term corporate and agency sectors. But it typically also has consistent allocations to other investment-grade sectors, namely asset-backed securities, commercial mortgage-backed securities, and Treasuries. The portfolio’s duration (2.6 years) is also consistently shorter than that of its benchmark (2.7 years).

Over the period, out-of-benchmark sector allocations to commercial mortgage-backed and asset-backed securities, particularly auto loans, provided a boost as both segments generated strong returns. Favorable security selection in non-U.S. agencies, as well as in the banking and insurance subsectors, also contributed. The portfolio’s overall structural underweighting of corporate bonds—specifically, BBB-rated issuers—detracted most.

The economic outlook points to more Fed rate increases

Given the current economic backdrop, we believe the Fed will raise rates to at least 2% by the end of 2018. The central bank is likely want to stick to the framework and timetable it has laid out for its balance sheet, barring unexpected economic data or unintended consequences of tapering in the bond market.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Short-Term Investment-Grade Portfolio	2.19%	3.01%
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	2.32	3.49
Variable Insurance Short-Intermediate Investment Grade
Debt Funds Average[1]	1.54	1.86

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade
	Portfolio	Debt Funds Average
Short-Term Investment-Grade Portfolio	0.16%	0.70%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Short-Term Investment-Grade Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Short-Term Investment-Grade
Portfolio	108,084,378	5,325,608	5,312,738	0	91.0%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Short-Term Investment-Grade
Portfolio	109,522,946	5,597,532	3,602,245	0	92.3%

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of December 31, 2017

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	1,939	2,448	9,706
Yield[3]	2.3%	2.5%	2.7%
Yield to Maturity	2.4%[4]	2.5%	2.7%
Average Coupon	2.7%	3.1%	3.1%
Average Effective
Maturity	3.0 years	2.9 years	8.2 years
Average Duration	2.6 years	2.7 years	6.0 years
Expense Ratio[5]	0.16%	—	—
Short-Term Reserves	3.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.78
Beta	0.95	0.41

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	18.3%
1–3 Years	45.2
3–5 Years	21.1
5–7 Years	9.7
7–10 Years	5.1
10–20 Years	0.3
20–30 Years	0.3

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	18.4%
Finance	27.9
Foreign	7.7
Government Mortgage-Backed	0.3
Industrial	25.0
Treasury/Agency	15.5
Utilities	4.0
Other	1.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	15.7%
Aaa	17.0
Aa	12.8
A	29.7
Baa	21.0
Ba	2.1
Other	0.3
Not Rated	1.4

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a Fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Bloomberg Barclays U.S. 1–5 Year Credit Bond Index.
2 Bloomberg Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earlirst possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio’s expense ratio was 0.16%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Portfolio	2.19%	1.77%	3.01%	$13,451
Bloomberg Barclays U.S. 1–5 Year Credit
Bond Index	2.32	1.83	3.49	14,087
Variable Insurance Short-Intermediate
Investment Grade Debt Funds Average[1]	1.54	0.89	1.86	12,029
Bloomberg Barclays U.S. Aggregate
Bond Index	3.54	2.10	4.01	14,811

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

Short-Term Investment-Grade Portfolio
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (15.6%)
U.S. Government Securities (15.3%)
United States Treasury Inflation
Indexed Bonds	1.000%	2/15/46	1,000	1,110
United States Treasury Inflation
Indexed Bonds	0.875%	2/15/47	1,150	1,219
[1] United States Treasury Note/Bond	1.000%	5/31/18	1,650	1,647
[2] United States Treasury Note/Bond	0.750%	10/31/18	23,000	22,809
[3] United States Treasury Note/Bond	1.250%	12/15/18	56,000	55,703
[3] United States Treasury Note/Bond	1.125%	1/15/19	6,800	6,751
United States Treasury Note/Bond	1.250%	1/31/19	6,000	5,961
United States Treasury Note/Bond	0.750%	2/15/19	100	99
United States Treasury Note/Bond	1.500%	2/28/19	4,600	4,581
United States Treasury Note/Bond	0.875%	4/15/19	7,200	7,111
United States Treasury Note/Bond	1.625%	4/30/19	4,500	4,487
United States Treasury Note/Bond	1.500%	7/15/20	23,000	22,756
United States Treasury Note/Bond	1.375%	10/31/20	47,400	46,630
[1] United States Treasury Note/Bond	1.625%	11/30/20	48,000	47,512
United States Treasury Note/Bond	1.125%	2/28/21	900	875
United States Treasury Note/Bond	1.625%	8/15/22	1,000	976
United States Treasury Note/Bond	1.750%	9/30/22	1,000	980
United States Treasury Note/Bond	1.875%	9/30/22	15,000	14,782
245,989
Nonconventional Mortgage-Backed Securities (0.3%)
[4,5,6] Fannie Mae Pool	3.039%	12/1/32	6	6
[4,5,6] Fannie Mae Pool	3.080%	5/1/33	41	43
[4,5,6] Fannie Mae Pool	3.098%	6/1/33	40	42
[4,5,6] Fannie Mae Pool	3.310%	7/1/32	6	6
[4,5,7] Fannie Mae Pool	3.447%	2/1/37	16	17
[4,5,7] Fannie Mae Pool	3.500%	9/1/32	5	5
[4,5,7] Fannie Mae Pool	3.510%	8/1/37	10	11
[4,5,7] Fannie Mae Pool	3.535%	8/1/33	59	62
[4,5,7] Fannie Mae Pool	3.584%	7/1/33	100	103
[4,5,7] Fannie Mae Pool	3.721%	5/1/33	8	9
[5] Fannie Mae REMICS	4.000%	3/25/43	1,385	278
[5] Fannie Mae REMICS	4.500%	12/25/42	578	138
[4,5,8] Fannie Mae REMICS	4.648%	10/25/47	1,882	379
[5] Fannie Mae REMICS	5.000%	6/25/45	1,459	282
[5] Fannie Mae REMICS	6.000%	2/25/46	738	174
[4,5,7] Freddie Mac Non Gold Pool	3.500%	8/1/37	41	43
[4,5,6] Freddie Mac Non Gold Pool	3.504%	9/1/32	1	1
[4,5,7] Freddie Mac Non Gold Pool	3.586%	1/1/33	7	8
[4,5,7] Freddie Mac Non Gold Pool	3.643%	9/1/32	19	19
[4,5,7] Freddie Mac Non Gold Pool	3.711%	10/1/32–
		8/1/33	37	40
[5] Freddie Mac REMICS	4.000%	10/15/42–
		12/15/47	1,550	327
[4,5,8] Freddie Mac REMICS	4.673%	1/15/42	643	96
[4,5,8] Freddie Mac REMICS	4.723%	12/15/47	743	149
[4,5,8] Freddie Mac REMICS	4.900%	1/15/45	878	169
Government National Mortgage Assn.	4.000%	5/20/45–
		12/20/47	1,422	320
Government National Mortgage Assn.	4.500%	1/20/45–
		12/20/47	1,574	341
[4,8] Government National Mortgage Assn.	4.699%	9/20/47–
		11/20/47	4,707	899

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,8] Government National Mortgage Assn.		4.756%	12/20/47	1,183	237
	STRU MZ-4998	4.500%	4/20/47	661	138
					4,342
Total U.S. Government and Agency Obligations (Cost $252,610)					250,331
Asset-Backed/Commercial Mortgage-Backed Securities (18.7%)
[4]	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	100	100
[4]	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	310	308
[4]	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	570	565
[4]	American Express Credit Account
	Master Trust 2017-6	2.040%	5/15/23	1,900	1,891
[4,9] American Homes 4 Rent 2014-SFR2		3.786%	10/17/36	284	294
[4,9] American Homes 4 Rent 2014-SFR2		4.290%	10/17/36	80	84
[4,9] American Homes 4 Rent 2014-SFR3		3.678%	12/17/36	416	429
[4,9] American Homes 4 Rent 2015-SFR1		3.467%	4/17/52	362	369
[4,9] American Homes 4 Rent 2015-SFR2		3.732%	10/17/45	173	180
[4,9] American Homes 4 Rent 2015-SFR2		4.295%	10/17/45	100	106
[4,9] Americold 2010 LLC Trust Series
	2010-ARTA	4.954%	1/14/29	428	453
[4,9] Americold 2010 LLC Trust Series
	2010-ARTA	6.811%	1/14/29	275	300
[4]	AmeriCredit Automobile Receivables
	Trust 2013-3	3.000%	7/8/19	467	467
[4]	AmeriCredit Automobile Receivables
	Trust 2013-4	2.720%	9/9/19	1	1
[4]	AmeriCredit Automobile Receivables
	Trust 2013-4	3.310%	10/8/19	110	110
[4]	AmeriCredit Automobile Receivables
	Trust 2013-5	2.290%	11/8/19	51	51
[4]	AmeriCredit Automobile Receivables
	Trust 2013-5	2.860%	12/9/19	175	176
[4]	AmeriCredit Automobile Receivables
	Trust 2014-1	2.150%	3/9/20	75	75
[4]	AmeriCredit Automobile Receivables
	Trust 2014-2	2.180%	6/8/20	280	280
[4]	AmeriCredit Automobile Receivables
	Trust 2015-3	1.540%	3/9/20	262	262
[4]	AmeriCredit Automobile Receivables
	Trust 2015-3	2.080%	9/8/20	170	170
[4]	AmeriCredit Automobile Receivables
	Trust 2015-3	2.730%	3/8/21	290	291
[4]	AmeriCredit Automobile Receivables
	Trust 2015-3	3.340%	8/8/21	200	202
[4]	AmeriCredit Automobile Receivables
	Trust 2016-1	1.810%	10/8/20	373	373
[4]	AmeriCredit Automobile Receivables
	Trust 2016-1	2.890%	1/10/22	280	282
[4]	AmeriCredit Automobile Receivables
	Trust 2016-1	3.590%	2/8/22	200	203
[4]	AmeriCredit Automobile Receivables
	Trust 2016-2	1.600%	11/9/20	370	369
[4]	AmeriCredit Automobile Receivables
	Trust 2016-2	2.210%	5/10/21	120	120
[4]	AmeriCredit Automobile Receivables
	Trust 2016-2	2.870%	11/8/21	130	131
[4]	AmeriCredit Automobile Receivables
	Trust 2016-2	3.650%	5/9/22	220	224

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	AmeriCredit Automobile Receivables
	Trust 2016-3	2.710%	9/8/22	240	238
[4]	AmeriCredit Automobile Receivables
	Trust 2016-4	2.410%	7/8/22	595	592
[4]	AmeriCredit Automobile Receivables
	Trust 2017-3	1.690%	12/18/20	2,040	2,036
[4,9]	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	280	282
[4,9]	Applebee’s Funding LLC/IHOP
	Funding LLC	4.277%	9/5/44	160	155
[4,9]	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	160	159
[4,9]	ARL Second LLC 2014-1A	2.920%	6/15/44	401	392
[4,9]	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	480	495
[4,9]	Avis Budget Rental Car Funding
	AESOP LLC	2.970%	3/20/24	320	320
[4,9]	Avis Budget Rental Car Funding
	AESOP LLC 2013-1A	1.920%	9/20/19	360	359
[4,9]	Avis Budget Rental Car Funding
	AESOP LLC 2013-2A	2.970%	2/20/20	500	503
[4,9]	Avis Budget Rental Car Funding
	AESOP LLC 2015-1A	2.500%	7/20/21	730	729
[4,9]	Avis Budget Rental Car Funding
	AESOP LLC 2015-2A	2.630%	12/20/21	1,120	1,116
[4,9]	Avis Budget Rental Car Funding
	AESOP LLC 2016-1A	2.990%	6/20/22	100	101
[4,9]	Avis Budget Rental Car Funding
	AESOP LLC 2017-1A	3.070%	9/20/23	180	181
[4,9]	BAMLL Commercial Mortgage
	Securities Trust 2012-PARK	2.959%	12/10/30	125	126
[4]	Banc of America Commercial
	Mortgage Trust 2015-UBS7	3.705%	9/15/48	220	229
[4]	Banc of America Commercial
	Mortgage Trust 2015-UBS7	4.366%	9/15/48	40	41
[4]	Banc of America Commercial
	Mortgage Trust 2017-BNK3	3.574%	2/15/50	110	114
[4,10] Banc of America Funding 2006-H
	Trust	3.640%	9/20/46	275	258
[4]	BANK 2017 - BNK4	3.625%	5/15/50	730	757
[4]	BANK 2017 - BNK5	3.390%	6/15/60	800	815
[4]	BANK 2017 - BNK6	3.518%	7/15/60	440	452
[4]	BANK 2017 - BNK6	3.254%	7/15/60	330	334
[4]	BANK 2017 - BNK7	3.435%	9/15/60	410	419
[4]	BANK 2017 - BNK8	3.488%	11/15/50	840	862
[4,9]	BANK 2017 - BNK9	3.538%	11/15/54	1,030	1,061
[4]	Bank of America Mortgage 2002-J
	Trust	4.259%	9/25/32	1	1
[4,9,11] Bank of America Student Loan
	Trust 2010-1A	2.167%	2/25/43	306	307
	Bank of Nova Scotia	1.875%	4/26/21	1,630	1,594
[9]	Bank of Nova Scotia	1.875%	9/20/21	590	576
[4,10] Bear Stearns ARM Trust 2006-4		3.455%	10/25/36	423	413
[4,10] Bear Stearns ARM Trust 2007-3		3.678%	5/25/47	305	302
[4,8,9] BMW Floorplan Master Owner
	Trust 2015-1A	1.977%	7/15/20	900	902
[4]	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	550	548
[4]	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	170	169
[4,11] Brazos Higher Education Authority
	Inc. Series 2005-3	1.752%	6/25/26	242	240
[4,11] Brazos Higher Education Authority
	Inc. Series 2011-1	2.262%	2/25/30	390	390
[4,8]	Cabela’s Credit Card Master Note
	Trust 2015-2	2.147%	7/17/23	600	607
[4,9]	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	97	96
[4,9]	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	184	182
[4,9]	California Republic Auto Receivables
	Trust 2015-4	2.580%	6/15/21	400	402
[4]	California Republic Auto Receivables
	Trust 2016-2	1.560%	7/15/20	178	177
[4]	California Republic Auto Receivables
	Trust 2016-2	1.830%	12/15/21	170	169
[4]	California Republic Auto Receivables
	Trust 2016-2	2.520%	5/16/22	150	149

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	California Republic Auto Receivables
	Trust 2016-2	3.510%	3/15/23	70	69
[4,9] Canadian Pacer Auto Receiveable
	Trust A Series 2017	2.050%	3/19/21	210	209
[4,9] Canadian Pacer Auto Receiveable
	Trust A Series 2017	2.286%	1/19/22	150	149
[4]	Capital Auto Receivables Asset
	Trust 2013-4	3.220%	5/20/19	167	167
[4]	Capital Auto Receivables Asset
	Trust 2014-1	2.840%	4/22/19	15	15
[4]	Capital Auto Receivables Asset
	Trust 2014-1	3.390%	7/22/19	100	100
[4]	Capital Auto Receivables Asset
	Trust 2015-3	1.940%	1/21/20	463	463
[4]	Capital Auto Receivables Asset
	Trust 2015-3	2.130%	5/20/20	520	520
[4]	Capital Auto Receivables Asset
	Trust 2015-3	2.430%	9/21/20	150	150
[4]	Capital Auto Receivables Asset
	Trust 2015-3	2.900%	12/21/20	170	171
[4]	Capital Auto Receivables Asset
	Trust 2016-2	3.160%	11/20/23	40	40
[4]	Capital Auto Receivables Asset
	Trust 2016-3	1.540%	8/20/20	250	249
[4]	Capital Auto Receivables Asset
	Trust 2016-3	2.350%	9/20/21	140	140
[4]	Capital Auto Receivables Asset
	Trust 2016-3	2.650%	1/20/24	80	79
[4,9] Capital Auto Receivables Asset
	Trust 2017-1	2.020%	8/20/21	310	309
[4,9] Capital Auto Receivables Asset
	Trust 2017-1	2.220%	3/21/22	210	209
[4]	Capital One Multi-Asset Execution
	Trust 2015-A4	2.750%	5/15/25	830	840
[4]	Capital One Multi-Asset Execution
	Trust 2017-A4	1.990%	7/17/23	2,310	2,296
[4,8] Capital One Multi-Asset Execution
	Trust 2017-A5	2.057%	7/15/27	1,220	1,229
[4,8,9] CARDS II Trust 2016-1A		2.177%	7/15/21	905	908
[4,8,9] CARDS II Trust 2017-2		1.737%	10/17/22	1,630	1,630
[4]	CarMax Auto Owner Trust 2014-1	1.690%	8/15/19	50	50
[4]	CarMax Auto Owner Trust 2014-1	1.930%	11/15/19	100	100
[4]	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	140	141
[4]	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	107	107
[4]	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	150	150
[4]	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	120	119
[4]	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	140	141
[4]	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	140	138
[4]	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	100	99
[4]	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	300	298
[4]	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	170	169
[4]	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	80	79
[4]	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	80	79
[4]	CD 2016-CD1 Commercial Mortgage
	Trust	2.724%	8/10/49	35	34
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.631%	2/10/50	960	1,001
[4]	CD 2017-CD4 Commercial Mortgage
	Trust	3.514%	5/10/50	380	392
[4]	CD 2017-CD5 Commercial Mortgage
	Trust	3.431%	8/15/50	800	820
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.456%	11/13/50	580	597
[4]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	2.161%	10/15/21	581	581
[4,9] CFCRE Commercial Mortgage
	Trust 2011-C2	5.754%	12/15/47	390	430
[4]	CFCRE Commercial Mortgage
	Trust 2016-C4	3.283%	5/10/58	502	502
[4,9] Chesapeake Funding II LLC 2016-2A		1.880%	6/15/28	1,622	1,618

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	CHL Mortgage Pass-Through
	Trust 2003-HYB3	3.456%	11/19/33	20	20
[4,10] CHL Mortgage Pass-Through
	Trust 2006-HYB1	3.306%	3/20/36	197	180
[4,10] CHL Mortgage Pass-Through
	Trust 2007-HYB2	3.391%	2/25/47	218	189
[4,9] Chrysler Capital Auto Receivables
	Trust 2014-AA	2.280%	11/15/19	240	240
[4,9] Chrysler Capital Auto Receivables
	Trust 2014-BA	3.440%	8/16/21	10	10
[4,9] Chrysler Capital Auto Receivables
	Trust 2015-BA	2.260%	10/15/20	500	501
[4,9] Chrysler Capital Auto Receivables
	Trust 2015-BA	2.700%	12/15/20	160	160
[4,9] Chrysler Capital Auto Receivables
	Trust 2015-BA	3.260%	4/15/21	245	248
[4,9] Chrysler Capital Auto Receivables
	Trust 2015-BA	4.170%	1/16/23	375	383
[4,9] Chrysler Capital Auto Receivables
	Trust 2016-AA	2.880%	2/15/22	120	121
[4,9] Chrysler Capital Auto Receivables
	Trust 2016-AA	4.220%	2/15/23	630	645
[4,9] Chrysler Capital Auto Receivables
	Trust 2016-BA	1.640%	7/15/21	240	239
[4,9] Chrysler Capital Auto Receivables
	Trust 2016-BA	1.870%	2/15/22	130	128
[4,9] Citigroup Commercial Mortgage
	Trust 2012-GC8	3.683%	9/10/45	52	54
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC11	1.987%	4/10/46	65	65
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC11	3.093%	4/10/46	156	158
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC15	3.161%	9/10/46	531	534
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC15	3.942%	9/10/46	200	208
[4]	Citigroup Commercial Mortgage
	Trust 2013-GC15	4.371%	9/10/46	90	97
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC19	4.023%	3/10/47	550	583
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.575%	5/10/47	175	181
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.855%	5/10/47	1,165	1,223
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.622%	7/10/47	570	594
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.863%	7/10/47	310	318
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC23	4.175%	7/10/47	130	135
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC23	4.462%	7/10/47	153	152
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.372%	10/10/47	1,400	1,433
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.635%	10/10/47	1,233	1,280
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC25	4.345%	10/10/47	170	176
[4]	Citigroup Commercial Mortgage
	Trust 2014-GC25	4.531%	10/10/47	20	20
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC27	3.137%	2/10/48	770	776
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC31	3.762%	6/10/48	545	571
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC33	3.778%	9/10/58	880	923
[4]	Citigroup Commercial Mortgage
	Trust 2015-GC33	4.570%	9/10/58	100	100
[4]	Citigroup Commercial Mortgage
	Trust 2016-C1	3.209%	5/10/49	1,135	1,144

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Citigroup Commercial Mortgage
	Trust 2017-C4	3.471%	10/12/50	730	747
[4]	Citigroup Commercial Mortgage
	Trust 2017-P8	3.465%	9/15/50	1,180	1,204
[4]	Citigroup Commercial Mortgage
	Trust 2017-P8	4.192%	9/15/50	240	246
[4]	Citigroup Commercial Mortgage
	Trust 2017-P8	4.272%	9/15/50	240	239
[4,10] Citigroup Mortgage Loan
	Trust 2007-AR8	3.601%	7/25/37	162	154
[4,9] CKE Restaurant Holdings Inc.
	2013-1A	4.474%	3/20/43	510	511
[4,9] CLI Funding V LLC 2013-1A		2.830%	3/18/28	336	331
[4,8,9] Colony American Homes 2014-1A		2.627%	5/17/31	260	260
[4,8,9] Colony American Homes 2014-1A		2.827%	5/17/31	395	395
[4,8,9] Colony American Homes 2014-2		2.827%	7/17/31	253	253
[4,8,9] Colony American Homes 2015-1		2.978%	7/17/32	20	20
[4,8,9] Colony American Homes 2015-1A		2.678%	7/17/32	256	256
[4,8,9] Colony Starwood Homes 2016-1A
	Trust	2.978%	7/17/33	237	238
[4,8,9] Colony Starwood Homes 2016-1A
	Trust	3.628%	7/17/33	105	106
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	76
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	103
[4]	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	510	511
[4,9] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	260	264
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	264	264
[4]	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	40	40
[4]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	70
[4]	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	529	532
[4]	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	250	260
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	270	285
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	1,047	1,121
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	350	362
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	180	188
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,000	1,060
[4]	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/12/46	656	700
[4]	COMM 2013-CCRE13 Mortgage Trust	4.745%	11/12/46	110	119
[4]	COMM 2013-CCRE13 Mortgage Trust	4.745%	11/12/46	200	207
[4,9] COMM 2013-CCRE6 Mortgage Trust		3.147%	3/10/46	250	251
[4,9] COMM 2013-CCRE6 Mortgage Trust		3.397%	3/10/46	70	70
[4]	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	70	72
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,205	1,251
[4]	COMM 2013-CCRE9 Mortgage Trust	4.230%	7/10/45	699	749
[4,9] COMM 2013-CCRE9 Mortgage Trust		4.254%	7/10/45	280	289
[4,9] COMM 2013-CCRE9 Mortgage Trust		4.254%	7/10/45	250	265
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	501	504
[4,9] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	250	259
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	315	337
[4,9] COMM 2013-LC13 Mortgage Trust		4.557%	8/10/46	435	467
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	101
[4,9] COMM 2013-SFS Mortgage Trust		2.987%	4/12/35	110	110
[4,9] COMM 2014-277P Mortgage Trust		3.611%	8/10/49	980	1,016
[4]	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	50	53
[4]	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	420	449
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	282	284
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	450	478
[4]	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	250	266
[4]	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	40	42
[4]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,130	1,189
[4]	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	650	683
[4]	COMM 2014-CCRE17 Mortgage Trust	4.735%	5/10/47	200	205
[4]	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	220	227
[4]	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	729	764
[4]	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	30	31
[4]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	926	959
[4]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,090	1,125
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	465	490
[4]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	825	839
[4]	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	415	433
[4]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	960	1,006

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4] COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	753	784
[4] COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	405	420
[4] COMM 2015-CCRE27 Mortgage Trust	4.472%	10/10/48	210	213
[4] COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	360	364
[9] Commonwealth Bank of Australia	2.000%	6/18/19	600	598
[9] Commonwealth Bank of Australia	2.125%	7/22/20	1,520	1,509
[4,9] Core Industrial Trust 2015-TEXW	3.077%	2/10/34	1,040	1,050
[4] CSAIL 2015-C1 Commercial Mortgage
Trust	3.505%	4/15/50	290	297
[4] CSAIL 2015-C2 Commercial Mortgage
Trust	3.504%	6/15/57	1,000	1,023
[4] CSAIL 2015-C3 Commercial Mortgage
Trust	3.718%	8/15/48	414	429
[4] CSAIL 2015-C3 Commercial Mortgage
Trust	4.358%	8/15/48	240	241
[4] CSAIL 2015-C4 Commercial Mortgage
Trust	3.808%	11/15/48	738	771
[4] CSAIL 2016-C5 Commercial Mortgage
Trust	4.536%	11/15/48	220	227
[4] CSAIL 2016-C7 Commercial Mortgage
Trust	3.502%	11/15/49	830	847
[4] CSAIL 2017-C8 Commercial Mortgage
Trust	3.392%	6/15/50	1,050	1,070
[4] DBJPM 16-C1 Mortgage Trust	3.351%	5/10/49	60	56
[4] DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	730	743
[4,9] Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	470	469
[4,9] Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	250	249
[4,8] Discover Card Execution Note Trust
2017-A5	2.077%	12/15/26	930	940
[4,9] DLL Securitization Trust Series 2017-A	2.140%	12/15/21	290	289
[4,9] DLL Securitization Trust Series 2017-A	2.430%	11/17/25	170	169
[9] DNB Boligkreditt AS	2.500%	3/28/22	570	566
[4,9] Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	96	97
[4,9] Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	140	143
[4,9] Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	165	165
[4,9] Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	250	254
[4,9] Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	228	229
[4,9] Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	380	387
[4,9] Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	545	548
[4,9] Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	750	771
[4,9] Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	170	172
[4,9] Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	91	91
[4,9] Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	340	343
[4,9] Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	480	493
[4,9] Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	179	179
[4,9] Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	490	491
[4,9] Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	540	555
[4] Drive Auto Receivables Trust 2017-1	1.860%	3/16/20	340	340
[4] Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	60	61
[4] Drive Auto Receivables Trust 2017-3	1.650%	8/15/19	600	600
[4] Drive Auto Receivables Trust 2017-3	1.850%	4/15/20	170	170
[4] Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	510	510
[4] Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	640	640
[4,8,9] Edsouth Indenture No 9 LLC 2015-1	2.352%	10/25/56	493	494
[4,9] Enterprise Fleet Financing LLC Series
2015-1	1.740%	9/20/20	140	140
[4,9] Enterprise Fleet Financing LLC Series
2015-2	2.090%	2/22/21	600	600
[4,9] Enterprise Fleet Financing LLC Series
2016-2	2.040%	2/22/22	240	238
[4,9] Enterprise Fleet Financing LLC Series
2017-3	2.360%	5/20/23	290	288
[4,8,9] Evergreen Credit Card Trust Series
2016-3	1.977%	11/16/20	650	652
[4,8,9] Evergreen Credit Card Trust Series
2017-1	1.737%	10/15/21	1,270	1,270
[4,5,8] Fannie Mae Connecticut Avenue
Securities 2016-C04	3.002%	1/25/29	118	119
[4,5,8] Fannie Mae Connecticut Avenue
Securities 2016-C05	2.902%	1/25/29	57	57
[4,5] Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	490	483

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K054	2.745%	1/25/26	380	379
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K056	2.525%	5/25/26	160	156
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K057	2.570%	7/25/26	140	137
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K061	3.347%	11/25/26	670	693
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K062	3.413%	12/25/26	650	676
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K068	3.244%	8/25/27	270	277
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K069	3.187%	9/25/27	1,430	1,459
[4,10] First Horizon Mortgage Pass-Through
Trust 2006-AR3	3.061%	11/25/36	143	129
[10] First Horizon Mortgage Pass-Through
Trust 2006-AR4	3.379%	1/25/37	285	252
[4,8] First National Master Note Trust 2017-2	1.917%	10/16/23	450	450
[4,9] Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	380	379
[4] Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	380	380
[4] Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	750	747
[4] Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	380	378
[4] Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	310	310
[4,9] Ford Credit Auto Owner Trust
2014-REV1	2.260%	11/15/25	620	621
[4,9] Ford Credit Auto Owner Trust
2014-REV1	2.410%	11/15/25	260	261
[4,9] Ford Credit Auto Owner Trust
2014-REV2	2.310%	4/15/26	580	581
[4,9] Ford Credit Auto Owner Trust
2014-REV2	2.510%	4/15/26	140	140
[4] Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	295	294
[4] Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	135	135
[4,9] Ford Credit Auto Owner Trust
2015-REV2	2.440%	1/15/27	1,500	1,504
[4] Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	170	168
[4,9] Ford Credit Auto Owner Trust
2016-REV1	2.310%	8/15/27	660	658
[4,9] Ford Credit Auto Owner Trust
2016-REV2	2.030%	12/15/27	1,700	1,676
[4,9] Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	650	651
[4,9] Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	990	980
[4,9] Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	180	178
[4,9] Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	370	367
[4] Ford Credit Floorplan Master Owner
Trust A Series 2013-4	2.100%	6/15/20	150	150
[4] Ford Credit Floorplan Master Owner
Trust A Series 2013-4	2.290%	6/15/20	150	150
[4] Ford Credit Floorplan Master Owner
Trust A Series 2013-4	2.790%	6/15/20	60	60
[4] Ford Credit Floorplan Master Owner
Trust A Series 2014-2	2.310%	2/15/21	100	100
[4] Ford Credit Floorplan Master Owner
Trust A Series 2015-5	2.390%	8/15/22	600	601
[4,8] Ford Credit Floorplan Master Owner
Trust A Series 2016-4	2.007%	7/15/20	1,150	1,152
[4] Ford Credit Floorplan Master Owner
Trust A Series 2017-2	2.160%	9/15/22	1,560	1,554
[4,5,8] Freddie Mac Structured Agency Credit
Risk Debt Notes 2016-DNA2	3.752%	10/25/28	245	247
[4,5,8] Freddie Mac Structured Agency Credit
Risk Debt Notes 2016-DNA3	2.652%	12/25/28	61	61
[4,5,8] Freddie Mac Structured Agency Credit
Risk Debt Notes 2016-DNA3	3.552%	12/25/28	250	254
[4,9] FRS I LLC 2013-1A	1.800%	4/15/43	40	39
[4,9] FRS I LLC 2013-1A	3.080%	4/15/43	482	479
[4] GM Financial Automobile Leasing
Trust 2015-1	1.730%	6/20/19	53	53
[4] GM Financial Automobile Leasing
Trust 2015-2	2.420%	7/22/19	140	140

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4] GM Financial Automobile Leasing
Trust 2015-2	2.990%	7/22/19	120	120
[4] GM Financial Automobile Leasing
Trust 2015-3	1.690%	3/20/19	386	386
[4] GM Financial Automobile Leasing
Trust 2015-3	2.320%	11/20/19	90	90
[4] GM Financial Automobile Leasing
Trust 2015-3	2.980%	11/20/19	190	191
[4] GM Financial Automobile Leasing
Trust 2015-3	3.480%	8/20/20	190	191
[4] GM Financial Automobile Leasing
Trust 2016-2	2.580%	3/20/20	150	149
[4] GM Financial Automobile Leasing
Trust 2017-3	2.010%	11/20/20	540	538
[4] GM Financial Automobile Leasing
Trust 2017-3	2.120%	9/20/21	130	129
[4] GM Financial Automobile Leasing
Trust 2017-3	2.400%	9/20/21	210	208
[4] GM Financial Automobile Leasing
Trust 2017-3	2.730%	9/20/21	130	129
[4,9] GM Financial Consumer Automobile
2017-3	2.130%	3/16/23	220	219
[4,9] GM Financial Consumer Automobile
2017-3	2.330%	3/16/23	70	69
[4,10] GMACM Mortgage Loan Trust
2005-AR6	3.678%	11/19/35	58	55
[4,9] GMF Floorplan Owner Revolving
Trust 2015-1	1.650%	5/15/20	1,450	1,449
[4,9] GMF Floorplan Owner Revolving
Trust 2015-1	1.970%	5/15/20	250	250
[4,8,9] GMF Floorplan Owner Revolving
Trust 2016-1	2.327%	5/17/21	980	988
[4,9] GMF Floorplan Owner Revolving
Trust 2016-1	2.410%	5/17/21	290	289
[4,9] GMF Floorplan Owner Revolving
Trust 2016-1	2.850%	5/17/21	220	219
[4,9] GMF Floorplan Owner Revolving
Trust 2017-2	2.130%	7/15/22	1,430	1,419
[4,9] GMF Floorplan Owner Revolving
Trust 2017-2	2.440%	7/15/22	440	438
[4,9] GMF Floorplan Owner Revolving
Trust 2017-2	2.630%	7/15/22	240	238
[4,8,9] Golden Credit Card Trust 2015-1A	1.917%	2/15/20	635	635
[4,9] Golden Credit Card Trust 2015-2A	2.020%	4/15/22	1,345	1,338
[4,9] Golden Credit Card Trust 2016-5A	1.600%	9/15/21	1,610	1,590
[4,9] GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	500	511
[4,9] GreatAmerica Leasing Receivables
Funding LLC Series 2015-1	2.020%	6/21/21	120	120
[4,9] GS Mortgage Securities Corporation
II 2012-BWTR	2.954%	11/5/34	860	855
[4] GS Mortgage Securities Corporation
II 2015-GC30	3.382%	5/10/50	600	614
[4,9] GS Mortgage Securities Corporation
Trust 2012-ALOHA	3.551%	4/10/34	790	813
[4,9] GS Mortgage Securities Trust 2010-C2	5.183%	12/10/43	100	106
[4,9] GS Mortgage Securities Trust
2011-GC3	5.642%	3/10/44	70	75
[4,9] GS Mortgage Securities Trust
2012-GC6	4.948%	1/10/45	25	27
[4] GS Mortgage Securities Trust
2012-GCJ7	5.701%	5/10/45	210	223
[4] GS Mortgage Securities Trust
2013-GC13	4.057%	7/10/46	543	581
[4,9] GS Mortgage Securities Trust
2013-GC13	4.090%	7/10/46	140	140
[4] GS Mortgage Securities Trust
2013-GCJ12	3.135%	6/10/46	306	310
[4] GS Mortgage Securities Trust
2013-GCJ12	3.777%	6/10/46	200	202
[4] GS Mortgage Securities Trust
2013-GCJ14	2.995%	8/10/46	418	419

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	200	208
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.955%	8/10/46	705	742
[4]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	1,015	1,087
[4]	GS Mortgage Securities Trust
	2014-GC20	3.998%	4/10/47	892	943
[4]	GS Mortgage Securities Trust
	2014-GC20	4.258%	4/10/47	20	21
[4]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	1,107	1,172
[4]	GS Mortgage Securities Trust
	2014-GC24	4.162%	9/10/47	380	396
[4]	GS Mortgage Securities Trust
	2014-GC24	4.508%	9/10/47	270	284
[4]	GS Mortgage Securities Trust
	2014-GC24	4.529%	9/10/47	410	412
[4]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	1,030	1,066
[4]	GS Mortgage Securities Trust
	2015-GC28	3.136%	2/10/48	930	940
[4]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	770	785
[4]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	309	324
[4]	GS Mortgage Securities Trust
	2015-GC34	3.506%	10/10/48	738	758
[4]	GS Mortgage Securities Trust
	2015-GC34	4.654%	10/10/48	310	318
[9]	GTP Acquisition Partners I LLC	3.482%	6/16/25	630	622
[4,9] Hertz Vehicle Financing II LP 2015-3A		2.670%	9/25/21	200	198
[4,9] Hertz Vehicle Financing LLC 2013-1A		1.830%	8/25/19	1,500	1,498
[4,9] Hertz Vehicle Financing LLC 2016-2A		2.950%	3/25/22	260	259
[4,9] Hertz Vehicle Financing LLC 2016-3A		2.270%	7/25/20	110	109
[4,9] Hertz Vehicle Financing LLC 2016-4A		2.650%	7/25/22	210	206
[4,9] Hertz Vehicle Financing LLC 2017-2A		3.290%	10/25/23	250	250
[4,9] Hertz Vehicle Financing LLC 2017-2A		4.200%	10/25/23	480	485
[4,9] Hilton USA Trust 2016-HHV		3.719%	11/5/38	80	82
[4]	Honda Auto Receivables 2017-4
	Owner Trust	2.050%	11/22/21	1,060	1,057
[4]	Honda Auto Receivables 2017-4
	Owner Trust	2.210%	3/21/24	420	419
[4,9] Houston Galleria Mall Trust
	2015-HGLR	3.087%	3/5/37	960	944
[4,9] Hudsons Bay Simon JV Trust
	2015-HB7	3.914%	8/5/34	500	506
[4,9] Hyundai Auto Lease Securitization
	Trust 2015-B	2.210%	5/15/20	375	375
[4,9] Hyundai Auto Lease Securitization
	Trust 2017-C	2.120%	2/16/21	890	888
[4,9] Hyundai Auto Lease Securitization
	Trust 2017-C	2.210%	9/15/21	180	180
[4,9] Hyundai Auto Lease Securitization
	Trust 2017-C	2.460%	7/15/22	160	159
[4]	Hyundai Auto Receivables Trust
	2013-C	2.480%	3/15/19	89	89
[4]	Hyundai Auto Receivables Trust
	2013-C	3.090%	1/15/20	130	130
[4]	Hyundai Auto Receivables Trust
	2014-A	2.020%	8/15/19	200	200
[4]	Hyundai Auto Receivables Trust
	2014-A	2.530%	7/15/20	140	140
[4]	Hyundai Auto Receivables Trust
	2014-B	2.100%	11/15/19	250	250
[4]	Hyundai Auto Receivables Trust
	2015-C	2.150%	11/15/21	90	90
[4]	Hyundai Auto Receivables Trust
	2015-C	2.550%	11/15/21	210	211
[11]	Illinois Student Assistance
	Commission Series 2010-1	2.417%	4/25/22	92	93

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,8,9] Invitation Homes 2015-SFR2 Trust		2.828%	6/17/32	194	195
[4,8,9] Invitation Homes 2015-SFR2 Trust		3.128%	6/17/32	70	70
[4,8,9] Invitation Homes 2015-SFR3 Trust		3.228%	8/17/32	80	80
[4,8,9] Invitation Homes 2017-SFR2 Trust		2.341%	12/17/36	727	727
[4,8,9] Invitation Homes 2017-SFR2 Trust		2.628%	12/17/36	250	250
[4,9] Irvine Core Office Trust 2013-IRV		3.173%	5/15/48	358	363
[4,9] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C1	4.608%	6/15/43	69	71
[4,9] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	3.616%	11/15/43	8	8
[4,9] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	4.070%	11/15/43	74	77
[4,9] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.662%	11/15/43	170	177
[4,9] JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.662%	11/15/43	150	157
[4,9] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.388%	2/15/46	171	172
[4,9] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.717%	2/15/46	651	685
[4,9] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C5	5.408%	8/15/46	100	108
[4,9] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	70	73
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	366	378
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	420	422
[4,9] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	101
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	650	680
[4,9] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	149	151
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	950	955
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	3.994%	1/15/46	365	386
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	4.052%	1/15/46	170	172
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.674%	12/15/46	280	289
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.881%	12/15/46	60	63
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	410	438
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	427
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.910%	12/15/46	550	585
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.975%	12/15/46	270	281
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	694	700
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	290	302
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	310	319
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	439	458
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.030%	7/15/45	180	188
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	360	373
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	300	319
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	144	145
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	100	103

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	800	852
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.927%	11/15/45	430	455
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	5.081%	11/15/45	340	356
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C17	4.199%	1/15/47	497	532
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	900	957
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	300	319
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.814%	2/15/47	300	317
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.814%	2/15/47	150	154
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	300	312
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.231%	1/15/48	590	596
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	1,030	1,061
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	350	353
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.551%	7/15/48	580	596
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	1,190	1,247
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	385	405
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	500	523
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	263	272
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	513	537
[4]	JPMCC Commercial Mortgage
	Securities Trust 2017-JP5	3.723%	3/15/50	800	837
[4]	JPMCC Commercial Mortgage
	Securities Trust 2017-JP7	3.454%	9/15/50	660	676
[4]	JPMDB Commercial Mortgage
	Securities Trust 2017-C7	3.409%	10/15/50	260	267
	Korea Housing Finance Corp.	1.625%	9/15/18	500	496
[4,9] Laurel Road Prime Student Loan
	Trust 2017-C	2.810%	11/25/42	680	675
[4,9] LCCM 2014-909 Mortgage Trust		3.388%	5/15/31	450	459
[4,9] Madison Avenue Trust 2013-650M		3.843%	10/12/32	295	304
[4]	MASTR Adjustable Rate Mortgages
	Trust 2004-3	3.263%	4/25/34	16	16
[4,8] MBNA Credit Card Master Note
	Trust 2004-A3	1.737%	8/16/21	755	756
[4]	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A2	3.080%	2/25/33	28	28
[4]	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A4	3.573%	7/25/33	13	13
[4,9] Miramax LLC 2014-1A		3.340%	7/20/26	60	60
[4,9] MMAF Equipment Finance LLC
	2012-AA	1.980%	6/10/32	216	216
[4,9] MMAF Equipment Finance LLC
	2015-AA	2.490%	2/19/36	800	797
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	506	515
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C6	2.858%	11/15/45	142	143
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.082%	7/15/46	683	728
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.082%	7/15/46	70	70

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.085%	8/15/46	128	128
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.960%	8/15/46	270	284
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.169%	8/15/46	1,080	1,151
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.824%	10/15/46	190	197
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	80	86
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C13	4.039%	11/15/46	200	212
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	131
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	60
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	595	603
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	450	477
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.384%	2/15/47	450	476
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C15	3.773%	4/15/47	890	930
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C15	4.051%	4/15/47	575	609
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C15	4.891%	4/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	975	1,024
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.094%	6/15/47	230	241
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.322%	6/15/47	660	689
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.755%	6/15/47	300	307
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	3.741%	8/15/47	620	648
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	4.011%	8/15/47	160	166
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.923%	10/15/47	490	516
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	380	392
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	935	949
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.451%	7/15/50	90	92
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	422	441
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C24	3.479%	5/15/48	420	433
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C24	3.732%	5/15/48	60	62
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	338	350
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C29	4.752%	5/15/49	40	42
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C32	3.720%	12/15/49	571	598
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C34	3.536%	11/15/52	490	505
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	380	386
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	60	61
[4,9] Morgan Stanley Capital I Trust
	2012-STAR	3.201%	8/5/34	411	409
[4,9] Morgan Stanley Capital I Trust
	2014-150E	3.912%	9/9/32	675	708

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,9]	Morgan Stanley Capital I Trust
	2014-CPT	3.350%	7/13/29	600	612
[4,9]	Morgan Stanley Capital I Trust
	2015-420	3.727%	10/11/50	699	718
[4]	Morgan Stanley Capital I Trust
	2015-UBS8	3.809%	12/15/48	514	538
[4]	Morgan Stanley Capital I Trust
	2015-UBS8	4.589%	12/15/48	350	355
[4]	Morgan Stanley Capital I Trust
	2016-UB11	2.782%	8/15/49	133	129
[4]	Morgan Stanley Capital I Trust
	2017-HR2	3.509%	12/15/50	140	144
[4]	Morgan Stanley Capital I Trust
	2017-HR2	3.587%	12/15/50	600	619
[4]	Morgan Stanley Mortgage Loan
	Trust 2006-8AR	3.230%	6/25/36	139	133
[4,8,9] Motor plc 2017 1A		2.082%	9/25/24	1,220	1,231
[4,9]	MSBAM Commercial Mortgage
	Securities Trust 2012-CKSV	3.277%	10/15/30	815	808
[9]	National Australia Bank Ltd.	2.250%	3/16/21	60	59
[9]	National Australia Bank Ltd.	2.400%	12/7/21	590	586
[4,8]	Navient Student Loan Trust 2015-3	2.202%	6/26/56	560	561
[4,8,9] Navient Student Loan Trust 2016-3		2.402%	6/25/65	200	202
[4,8,9] Navient Student Loan Trust 2016-6A		2.302%	3/25/66	610	616
[4,8,9] Navient Student Loan Trust 2017-4A		2.052%	9/27/66	290	291
[4,8,9] Navient Student Loan Trust 2017-A		1.877%	12/16/58	414	414
[4,9]	Navient Student Loan Trust 2017-A	2.880%	12/16/58	440	436
[4,8,9] Navistar Financial Dealer Note Master
	Trust II 2016-1A	2.902%	9/27/21	670	674
[8]	New Mexico Educational Assistance
	Foundation 2013-1	2.061%	1/2/25	329	328
[4,9]	NextGear Floorplan Master Owner
	Trust 2016-1A	2.740%	4/15/21	370	371
[4]	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	780	778
[4]	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	220	219
[4]	Nissan Auto Receivables 2017-C
	Owner Trust	2.120%	4/18/22	960	959
[4]	Nissan Auto Receivables 2017-C
	Owner Trust	2.280%	2/15/24	540	539
[4,8]	Nissan Master Owner Trust
	Receivables Series 2017-C	1.797%	10/17/22	2,500	2,504
[11]	North Carolina State Education
	Assistance Authority 2011-1	2.267%	1/26/26	44	44
[4,9]	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	225	235
[4,9]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	200	199
[4,8,9] Pepper Residential Securities
	Trust 2017A-A1UA	2.532%	3/10/58	507	507
[4,8,9] Pepper Residential Securities
	Trust 2018A-A1UA	2.394%	3/12/47	84	84
[4,8,9] Pepper Residential Securities
	Trust 2019A-A1U1	1.794%	10/12/18	730	730
[4,9]	PFS Financing Corp 2017-B	2.220%	7/15/22	530	524
[4,8,9] PFS Financing Corp. 2015-AA		2.097%	4/15/20	250	250
[4,8,9] PFS Financing Corp. 2017-C		1.947%	10/15/21	820	820
[4,9]	PFS Financing Corp. 2017-D	2.400%	10/17/22	850	845
[4,8,9] PHEAA Student Loan Trust 2016-2A		2.502%	11/25/65	792	794
[4,9]	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	177	177
[4,9]	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	614	616
[4,9]	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	230	233
[4,9]	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	390	387
[4,9]	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	100	99
[4,9,11] Resimac Premier Series 2014-1A		2.249%	12/12/45	266	264
[4,8,9] Resimac Premier Series 2016-1A		2.822%	10/10/47	1,369	1,378
[4,10] RFMSI Series 2006-SA2 Trust		4.488%	8/25/36	333	290
[4,10] RFMSI Series 2006-SA3 Trust		4.708%	9/25/36	97	87
	Royal Bank of Canada	2.200%	9/23/19	177	177
	Royal Bank of Canada	2.100%	10/14/20	60	59
[4]	Royal Bank of Canada	1.875%	2/5/21	215	213
	Royal Bank of Canada	2.300%	3/22/21	210	209
[4]	Santander Drive Auto Receivables
	Trust 2015-3	3.490%	5/17/21	355	360

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4] Santander Drive Auto Receivables
Trust 2015-4	2.260%	6/15/20	290	290
[4] Santander Drive Auto Receivables
Trust 2015-4	2.970%	3/15/21	600	604
[4] Santander Drive Auto Receivables
Trust 2016-1	2.470%	12/15/20	720	721
[4] Santander Drive Auto Receivables
Trust 2016-2	2.080%	2/16/21	170	170
[4] Santander Drive Auto Receivables
Trust 2016-2	2.660%	11/15/21	110	110
[4] Santander Drive Auto Receivables
Trust 2016-2	3.390%	4/15/22	100	101
[4] Santander Drive Auto Receivables
Trust 2016-3	1.890%	6/15/21	490	489
[4] Santander Drive Auto Receivables
Trust 2016-3	2.460%	3/15/22	770	769
[4] Santander Drive Auto Receivables
Trust 2017-3	1.870%	6/15/21	310	309
[4] Santander Drive Auto Receivables
Trust 2017-3	2.760%	12/15/22	150	150
[4,9] Santander Retail Auto Lease
Trust 2017-A	2.370%	1/20/22	180	180
[4,9] Santander Retail Auto Lease
Trust 2017-A	2.680%	1/20/22	140	140
[9] SBA Tower Trust	3.156%	10/8/20	270	272
[4,9] Securitized Term Auto Receivables
Trust 2016-1A	1.524%	3/25/20	270	269
[4,9] Securitized Term Auto Receivables
Trust 2016-1A	1.794%	2/25/21	250	247
[4,9] Securitized Term Auto Receivables
Trust 2017-2A	2.289%	3/25/22	270	266
[4,9] SLM Private Education Loan
Trust 2011-A	4.370%	4/17/28	123	124
[4,9] SLM Private Education Loan
Trust 2011-B	3.740%	2/15/29	741	748
[4,9] SLM Private Education Loan
Trust 2011-C	4.540%	10/17/44	337	345
[4,9] SLM Private Education Loan
Trust 2012-B	3.480%	10/15/30	91	91
[4,8,9] SLM Private Education Loan
Trust 2013-A	2.527%	5/17/27	422	424
[4,9] SLM Private Education Loan
Trust 2013-A	2.500%	3/15/47	200	199
[4,9] SLM Private Education Loan
Trust 2013-B	1.850%	6/17/30	214	213
[4,9] SLM Private Education Loan
Trust 2013-B	3.000%	5/16/44	300	299
[4,9] SLM Private Education Loan
Trust 2013-C	3.500%	6/15/44	140	142
[4,9] SLM Private Education Loan
Trust 2014-A	2.590%	1/15/26	76	76
[4,9] SLM Private Education Loan
Trust 2014-A	3.500%	11/15/44	100	101
[4,11] SLM Student Loan Trust 2005-5	1.467%	4/25/25	212	212
[4] SMART ABS Series 2016-2US Trust	2.050%	12/14/22	110	108
[4,9] SMB Private Education Loan
Trust 2016-A	2.700%	5/15/31	345	342
[4,8,9] SMB Private Education Loan
Trust 2016-B	2.927%	2/17/32	310	319
[4,8,9] SMB Private Education Loan
Trust 2016-C	2.577%	9/15/34	300	305
[4,8,9] SMB Private Education Loan
Trust 2017-A	2.377%	9/15/34	300	304
[4,9] SMB Private Education Loan
Trust 2017-B	2.820%	10/15/35	490	488
[4,9] SoFi Professional Loan Program
2016-B LLC	2.740%	10/25/32	240	239
[4,9] SoFi Professional Loan Program
2016-C LLC	2.360%	12/27/32	145	143
[4,9] SoFi Professional Loan Program
2016-D LLC	2.340%	4/25/33	155	152

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4,8,9] SoFi Professional Loan Program
2016-D LLC	2.502%	1/25/39	129	130
[4,9] SoFi Professional Loan Program
2017-A LLC	2.400%	3/26/40	50	49
[4,9] SoFi Professional Loan Program
2017-B LLC	2.740%	5/25/40	340	338
[4,8,9] SoFi Professional Loan Program
2017-C LLC	2.152%	7/25/40	82	82
[4,9] SoFi Professional Loan Program
2017-D LLC	2.650%	9/25/40	200	199
[4,9] SoFi Professional Loan Program
2017-E LLC	1.860%	11/26/40	1,010	1,004
[4,9] SoFi Professional Loan Program
2017-E LLC	2.720%	11/26/40	250	248
[4,9] SoFi Professional Loan Program
2017-F LLC	2.050%	1/25/41	880	878
[4,9] SoFi Professional Loan Program
2017-F LLC	2.840%	1/25/41	310	310
[9] Stadshypotek AB	1.750%	4/9/20	388	383
[9] Stadshypotek AB	2.500%	4/5/22	820	816
[4] Synchrony Credit Card Master Note
Trust 2015-1	2.370%	3/15/23	200	200
[4] Synchrony Credit Card Master Note
Trust 2015-4	2.380%	9/15/23	1,140	1,140
[4] Synchrony Credit Card Master Note
Trust 2016-1	2.390%	3/15/22	1,170	1,171
[4] Synchrony Credit Card Master Note
Trust 2016-2	2.950%	5/15/24	270	270
[4] Synchrony Credit Card Master Note
Trust 2016-3	1.580%	9/15/22	355	351
[4] Synchrony Credit Card Master Note
Trust 2016-3	1.910%	9/15/22	610	604
[4] Synchrony Credit Card Master Note
Trust 2017-2	2.620%	10/15/25	810	811
[4] Synchrony Credit Card Master Note
Trust 2017-2	2.820%	10/15/25	240	239
[4] Synchrony Credit Card Master Note
Trust 2017-2	3.010%	10/15/25	330	329
[4] Synchrony Credit Card Master Note
Trust Series 2012-2	2.220%	1/15/22	2,000	2,005
[4,9] Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	207	214
[4,9] Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	326	349
[4,9] TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	640	656
[9] Toronto-Dominion Bank	2.250%	3/15/21	60	60
[4] Toyota Auto Receivables 2017-D
Owner Trust	2.120%	2/15/23	350	348
[4,9] Trafigura Securitisation Finance plc
2017-1A	2.470%	12/15/20	1,320	1,308
[4,8,9] Trillium Credit Card Trust II 2016-1A	2.272%	5/26/21	3,050	3,057
[4,9] Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	113	113
[4] UBS Commercial Mortgage Trust
2012-C1	4.171%	5/10/45	30	31
[4] UBS Commercial Mortgage Trust
2017-C7	3.679%	12/15/50	560	581
[4,9] UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	606	611
[4] UBS-Barclays Commercial Mortgage
Trust 2012-C4	2.850%	12/10/45	223	223
[4] UBS-Barclays Commercial Mortgage
Trust 2013-C6	3.244%	4/10/46	150	152
[4] UBS-Barclays Commercial Mortgage
Trust 2013-C6	3.469%	4/10/46	50	51
[4,9] Verizon Owner Trust 2017-2A	1.920%	12/20/21	1,240	1,232
[4,9] Verizon Owner Trust 2017-3	2.060%	4/20/22	750	746
[4,9] Verizon Owner Trust 2017-3	2.380%	4/20/22	430	427
[4,9] Verizon Owner Trust 2017-3	2.530%	4/20/22	460	457
[4,9] VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	297	300
[4,9] VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	270	278
[4,9] VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	80	82
[4,9] VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	60	61
[4,9] Volvo Financial Equipment LLC Series
2015-1A	1.910%	1/15/20	220	220

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,9] Volvo Financial Equipment LLC Series
	2016-1A	1.890%	9/15/20	230	228
[4,8,9] Volvo Financial Equipment Master
	Owner Trust 2017-A	1.977%	11/15/22	240	241
[4]	WaMu Mortgage Pass-Through
	Certificates Series 2002-AR18 Trust	3.610%	1/25/33	8	7
[4]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR7 Trust	3.127%	8/25/33	12	12
[4]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR9 Trust	3.324%	9/25/33	16	16
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	704	710
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	3.539%	10/15/45	40	41
[4]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	3.928%	7/15/46	185	193
[4]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.218%	7/15/46	768	817
[4]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.291%	7/15/46	110	117
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	1,100	1,153
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.020%	8/15/50	200	210
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.322%	8/15/50	350	368
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.458%	8/15/50	220	222
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	80	82
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	555	560
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	750	757
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.451%	2/15/48	820	840
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	1,382	1,436
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	4.225%	6/15/48	270	272
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.411%	9/15/58	486	501
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.664%	9/15/58	420	437
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.067%	9/15/58	350	369
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.497%	9/15/58	270	276
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	609	640
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	275	293
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.541%	9/15/58	315	316
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	9/15/48	830	869
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	640	661
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.794%	12/15/49	230	242
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.453%	7/15/50	1,040	1,061
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.418%	9/15/50	1,030	1,055
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.581%	10/15/50	1,130	1,166
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C41	3.472%	11/15/50	790	808
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C42	3.589%	12/15/50	1,020	1,053

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-RC1	3.631%	1/15/60	410	424
[4,8] Wells Fargo Dealer Floorplan Master
	Note Trust Series 2015-2	2.151%	1/20/22	395	398
[4,10] Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	3.628%	10/25/36	229	220
[4,9] Wendys Funding LLC 2015-1A		3.371%	6/15/45	29	29
[4,9] Wendys Funding LLC 2015-1A		4.080%	6/15/45	147	150
[4,9] Wendys Funding LLC 2015-1A		4.497%	6/15/45	147	151
[4,9] Wendys Funding LLC 2018-1		3.573%	3/15/48	160	160
[4,9] Wendys Funding LLC 2018-1		3.884%	3/15/48	240	240
[9]	Westpac Banking Corp.	2.000%	3/3/20	745	739
[9]	Westpac Banking Corp.	2.250%	11/9/20	615	611
[9]	Westpac Banking Corp.	2.100%	2/25/21	60	59
[4,9] WFLD 2014-MONT Mortgage Trust		3.755%	8/10/31	875	902
[4,9] WFRBS Commercial Mortgage Trust
	2011-C3	4.375%	3/15/44	274	287
[4]	WFRBS Commercial Mortgage Trust
	2012-C10	2.875%	12/15/45	265	267
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	274	281
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	135	140
[4]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	102	103
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	587	590
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	3.388%	11/15/45	70	71
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	50	50
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	480	496
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	355	379
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	350	379
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	85	88
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	230	244
[4]	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	160	165
[4]	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	665	711
[4]	WFRBS Commercial Mortgage Trust
	2013-C18	4.659%	12/15/46	140	151
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.829%	3/15/47	80	84
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	530	562
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	965	1,016
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.378%	5/15/47	280	290
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.513%	5/15/47	90	89
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.410%	8/15/47	30	31
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	985	1,025
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.891%	8/15/47	170	174
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	4.234%	8/15/47	300	298
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	340	359
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	515	534
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.766%	3/15/47	60	63

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	1,130	1,198
[4]	World Omni Auto Receivables Trust
	2016-B	1.300%	2/15/22	375	371
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $299,157)					300,559
Corporate Bonds (54.3%)
Finance (27.2%)
	Banking (23.1%)
	American Express Co.	7.000%	3/19/18	463	468
	American Express Co.	2.200%	10/30/20	4,305	4,271
	American Express Credit Corp.	2.125%	3/18/19	236	236
	American Express Credit Corp.	1.875%	5/3/19	1,295	1,290
	American Express Credit Corp.	2.250%	8/15/19	602	602
	American Express Credit Corp.	1.700%	10/30/19	311	308
	American Express Credit Corp.	2.200%	3/3/20	1,395	1,390
	American Express Credit Corp.	2.375%	5/26/20	800	799
	American Express Credit Corp.	2.250%	5/5/21	643	637
	American Express Credit Corp.	2.700%	3/3/22	165	166
[9]	ANZ New Zealand International Ltd.	2.200%	7/17/20	725	720
[9]	Australia & New Zealand Banking
	Group Ltd.	2.250%	12/19/19	3,095	3,092
	Australia & New Zealand Banking
	Group Ltd.	2.250%	11/9/20	3,465	3,444
	Australia & New Zealand Banking
	Group Ltd.	2.550%	11/23/21	745	740
	Australia & New Zealand Banking
	Group Ltd.	2.625%	11/9/22	2,015	2,002
[9]	Banco Santander Chile	2.500%	12/15/20	2,060	2,056
	Bank of America Corp.	2.000%	1/11/18	783	783
	Bank of America Corp.	6.875%	4/25/18	1,077	1,093
	Bank of America Corp.	5.650%	5/1/18	391	396
	Bank of America Corp.	1.950%	5/12/18	700	700
	Bank of America Corp.	2.600%	1/15/19	415	417
	Bank of America Corp.	2.625%	10/19/20	1,082	1,090
	Bank of America Corp.	2.151%	11/9/20	83	82
	Bank of America Corp.	2.625%	4/19/21	940	945
[4]	Bank of America Corp.	2.369%	7/21/21	4,235	4,223
[4]	Bank of America Corp.	2.328%	10/1/21	3,630	3,598
[4]	Bank of America Corp.	3.124%	1/20/23	1,440	1,459
[4]	Bank of America Corp.	2.881%	4/24/23	945	946
[4,9] Bank of America Corp.		3.004%	12/20/23	2,478	2,480
	Bank of America NA	1.750%	6/5/18	1,160	1,159
	Bank of New York Mellon Corp.	2.100%	1/15/19	81	81
	Bank of New York Mellon Corp.	2.200%	5/15/19	1,060	1,061
	Bank of New York Mellon Corp.	2.300%	9/11/19	710	711
	Bank of New York Mellon Corp.	2.150%	2/24/20	500	499
	Bank of New York Mellon Corp.	2.600%	8/17/20	461	464
	Bank of New York Mellon Corp.	2.450%	11/27/20	425	426
	Bank of Nova Scotia	2.050%	6/5/19	220	219
	Bank of Nova Scotia	1.650%	6/14/19	615	610
	Bank of Nova Scotia	2.228%	12/11/19	6,170	6,157
	Bank of Nova Scotia	2.150%	7/14/20	1,205	1,200
	Bank of Nova Scotia	2.700%	3/7/22	700	699
[9]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	250	250
[9]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	1,040	1,036
[9]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	1,917	1,924
[9]	Banque Federative du Credit Mutuel
	SA	2.000%	4/12/19	570	568
[9]	Banque Federative du Credit Mutuel
	SA	2.200%	7/20/20	1,640	1,626
[9]	Banque Federative du Credit Mutuel
	SA	2.750%	10/15/20	1,275	1,281
[9]	Banque Federative du Credit Mutuel
	SA	2.500%	4/13/21	425	424
[9]	Banque Federative du Credit Mutuel
	SA	2.700%	7/20/22	860	854
	BB&T Corp.	2.050%	6/19/18	430	430
	BB&T Corp.	2.450%	1/15/20	1,115	1,118
	Bear Stearns Cos. LLC	7.250%	2/1/18	710	713

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	BPCE SA	2.500%	12/10/18	880	882
[12,13] BPCE SA		3.000%	4/24/20	430	340
[12]	BPCE SA	3.500%	4/24/20	1,000	792
	Branch Banking & Trust Co.	2.100%	1/15/20	500	498
	Branch Banking & Trust Co.	2.250%	6/1/20	2,160	2,158
	Branch Banking & Trust Co.	2.625%	1/15/22	1,340	1,343
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	990	983
	Capital One Bank USA NA	2.150%	11/21/18	350	350
	Capital One Bank USA NA	2.250%	2/13/19	580	580
	Capital One Bank USA NA	2.300%	6/5/19	540	539
	Capital One Financial Corp.	2.450%	4/24/19	611	612
	Capital One Financial Corp.	3.050%	3/9/22	640	642
	Capital One NA	1.650%	2/5/18	700	700
	Capital One NA	1.500%	3/22/18	1,405	1,403
	Citibank NA	2.100%	6/12/20	1,610	1,596
	Citibank NA	2.125%	10/20/20	5,375	5,320
	Citigroup Inc.	1.800%	2/5/18	860	860
	Citigroup Inc.	1.700%	4/27/18	1,990	1,988
	Citigroup Inc.	1.750%	5/1/18	1,302	1,301
	Citigroup Inc.	2.150%	7/30/18	118	118
	Citigroup Inc.	2.550%	4/8/19	701	703
	Citigroup Inc.	2.500%	7/29/19	540	541
	Citigroup Inc.	2.450%	1/10/20	635	635
	Citigroup Inc.	2.650%	10/26/20	1,700	1,708
	Citigroup Inc.	2.700%	3/30/21	325	326
	Citigroup Inc.	2.750%	4/25/22	1,610	1,602
[4]	Citigroup Inc.	2.876%	7/24/23	590	587
	Commonwealth Bank of Australia	2.250%	3/13/19	1,635	1,635
	Commonwealth Bank of Australia	2.300%	9/6/19	1,105	1,105
	Commonwealth Bank of Australia	2.300%	3/12/20	510	509
[9]	Commonwealth Bank of Australia	2.050%	9/18/20	1,765	1,745
	Commonwealth Bank of Australia	2.400%	11/2/20	1,090	1,087
[9]	Commonwealth Bank of Australia	2.000%	9/6/21	165	162
[9]	Commonwealth Bank of Australia	2.750%	3/10/22	2,575	2,583
[9]	Commonwealth Bank of Australia	2.500%	9/18/22	2,055	2,033
[12,13] Commonwealth Bank of Australia		3.650%	11/5/24	1,400	1,111
[9]	Commonwealth Bank of Australia	4.500%	12/9/25	150	157
[12,13] Commonwealth Bank of Australia		4.400%	6/3/26	500	407
	Compass Bank	2.875%	6/29/22	1,580	1,557
	Cooperatieve Rabobank UA	2.250%	1/14/19	2,020	2,023
	Cooperatieve Rabobank UA	2.250%	1/14/20	2,095	2,093
[12]	Cooperatieve Rabobank UA	5.000%	7/2/25	300	242
	Cooperatieve Rabobank UA	4.625%	12/1/23	250	267
[12,13] Cooperatieve Rabobank UA		4.205%	7/2/25	400	320
	Credit Suisse AG	1.700%	4/27/18	1,405	1,404
	Credit Suisse AG	2.300%	5/28/19	990	992
	Credit Suisse Group Funding
	Guernsey Ltd.	2.750%	3/26/20	95	95
	Credit Suisse Group Funding
	Guernsey Ltd.	3.125%	12/10/20	585	592
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	315	324
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	6/9/23	735	756
[9]	Danske Bank A/S	2.750%	9/17/20	572	575
	Deutsche Bank AG	1.875%	2/13/18	345	345
	Deutsche Bank AG	2.500%	2/13/19	176	176
	Deutsche Bank AG	2.700%	7/13/20	3,170	3,155
	Discover Bank	2.600%	11/13/18	588	590
[9]	DNB Bank ASA	2.125%	10/2/20	1,770	1,755
[14]	DVB Bank SE	0.875%	4/9/21	100	119
[14]	DVB Bank SE	1.250%	9/15/21	100	121
[9]	Federation des Caisses Desjardins
	du Quebec	2.250%	10/30/20	2,155	2,142
	Fifth Third Bank	2.300%	3/15/19	670	671
	Fifth Third Bank	2.375%	4/25/19	614	616
	Fifth Third Bank	1.625%	9/27/19	1,015	1,004
	Fifth Third Bank	2.200%	10/30/20	1,250	1,241
	Fifth Third Bank	2.250%	6/14/21	686	679
	First Republic Bank	2.375%	6/17/19	1,185	1,181
	First Republic Bank	2.500%	6/6/22	2,170	2,141

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	5.950%	1/18/18	2,670	2,674
	Goldman Sachs Group Inc.	2.375%	1/22/18	2,020	2,021
	Goldman Sachs Group Inc.	6.150%	4/1/18	862	871
	Goldman Sachs Group Inc.	2.900%	7/19/18	1,960	1,969
	Goldman Sachs Group Inc.	2.625%	1/31/19	1,550	1,556
	Goldman Sachs Group Inc.	1.950%	7/23/19	1,695	1,685
	Goldman Sachs Group Inc.	2.550%	10/23/19	640	641
	Goldman Sachs Group Inc.	2.300%	12/13/19	2,970	2,962
	Goldman Sachs Group Inc.	5.375%	3/15/20	501	531
	Goldman Sachs Group Inc.	2.750%	9/15/20	2,068	2,075
	Goldman Sachs Group Inc.	2.600%	12/27/20	6,095	6,092
	Goldman Sachs Group Inc.	2.875%	2/25/21	2,946	2,968
	Goldman Sachs Group Inc.	2.625%	4/25/21	1,411	1,409
	Goldman Sachs Group Inc.	2.350%	11/15/21	1,100	1,083
	Goldman Sachs Group Inc.	5.750%	1/24/22	927	1,025
	Goldman Sachs Group Inc.	3.000%	4/26/22	2,220	2,229
[4]	Goldman Sachs Group Inc.	2.876%	10/31/22	2,260	2,254
[4]	Goldman Sachs Group Inc.	2.908%	6/5/23	3,090	3,064
[4]	Goldman Sachs Group Inc.	3.272%	9/29/25	1,505	1,493
	HSBC Holdings plc	3.400%	3/8/21	885	904
	HSBC Holdings plc	2.950%	5/25/21	2,305	2,320
	HSBC Holdings plc	2.650%	1/5/22	1,535	1,524
[4]	HSBC Holdings plc	3.262%	3/13/23	5,685	5,757
	HSBC Holdings plc	3.600%	5/25/23	430	442
[4]	HSBC Holdings plc	3.033%	11/22/23	1,295	1,297
[4]	HSBC Holdings plc	6.000%	11/22/65	265	277
	HSBC USA Inc.	1.625%	1/16/18	1,355	1,355
	HSBC USA Inc.	2.375%	11/13/19	1,170	1,172
	HSBC USA Inc.	2.350%	3/5/20	1,406	1,405
	HSBC USA Inc.	2.750%	8/7/20	365	367
	Huntington Bancshares Inc.	2.600%	8/2/18	810	812
	Huntington National Bank	2.000%	6/30/18	1,280	1,280
	Huntington National Bank	2.200%	11/6/18	525	525
	Huntington National Bank	2.375%	3/10/20	1,325	1,325
	Huntington National Bank	2.875%	8/20/20	819	826
	Huntington National Bank	2.500%	8/7/22	1,460	1,440
	ICICI Bank Ltd.	4.000%	3/18/26	355	359
[9]	ING Bank NV	1.800%	3/16/18	203	203
[9]	ING Bank NV	2.500%	10/1/19	400	401
[9]	ING Bank NV	2.450%	3/16/20	570	569
[9]	ING Bank NV	2.700%	8/17/20	93	93
	ING Groep NV	3.150%	3/29/22	460	464
	Intesa Sanpaolo SPA	3.875%	1/16/18	556	556
[9]	Intesa Sanpaolo SPA	3.125%	7/14/22	1,360	1,350
	JPMorgan Chase & Co.	1.800%	1/25/18	470	470
	JPMorgan Chase & Co.	1.700%	3/1/18	2,277	2,276
	JPMorgan Chase & Co.	1.625%	5/15/18	63	63
	JPMorgan Chase & Co.	2.350%	1/28/19	1,550	1,554
	JPMorgan Chase & Co.	2.200%	10/22/19	1,204	1,203
	JPMorgan Chase & Co.	2.250%	1/23/20	1,692	1,691
	JPMorgan Chase & Co.	2.750%	6/23/20	2,870	2,895
	JPMorgan Chase & Co.	4.250%	10/15/20	639	670
	JPMorgan Chase & Co.	2.550%	10/29/20	3,507	3,517
	JPMorgan Chase & Co.	2.550%	3/1/21	637	638
	JPMorgan Chase & Co.	2.295%	8/15/21	1,195	1,184
	JPMorgan Chase & Co.	2.972%	1/15/23	1,884	1,892
[4]	JPMorgan Chase & Co.	2.776%	4/25/23	1,910	1,899
	JPMorgan Chase & Co.	2.700%	5/18/23	409	406
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	1,095	1,098
[4]	JPMorgan Chase & Co.	3.782%	2/1/28	580	600
[4]	JPMorgan Chase & Co.	3.964%	11/15/48	505	521
	KeyBank NA	1.650%	2/1/18	136	136
	KeyBank NA	2.350%	3/8/19	1,246	1,248
	KeyBank NA	2.500%	11/22/21	250	249
	Lloyds Banking Group plc	3.000%	1/11/22	440	441
[4]	Lloyds Banking Group plc	2.907%	11/7/23	1,800	1,782
[9]	Macquarie Bank Ltd.	2.400%	1/21/20	865	863
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	855	855
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	970	971
	Manufacturers & Traders Trust Co.	2.050%	8/17/20	850	843
[11]	Manufacturers & Traders Trust Co.	2.121%	12/1/21	245	244

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	675	670
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	1,200	1,211
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	165	162
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	80	81
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	3,330	3,289
[9]	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	1,055	1,057
[9]	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	760	761
	Mizuho Bank Ltd.	2.340%	12/4/19	4,605	4,595
	Mizuho Financial Group Inc.	2.953%	2/28/22	815	815
	Morgan Stanley	1.875%	1/5/18	1,495	1,495
	Morgan Stanley	6.625%	4/1/18	529	535
	Morgan Stanley	2.125%	4/25/18	740	740
	Morgan Stanley	2.450%	2/1/19	872	874
	Morgan Stanley	2.375%	7/23/19	988	988
	Morgan Stanley	5.625%	9/23/19	182	192
	Morgan Stanley	5.500%	1/26/20	364	386
	Morgan Stanley	2.650%	1/27/20	1,122	1,127
	Morgan Stanley	2.800%	6/16/20	1,244	1,253
	Morgan Stanley	2.500%	4/21/21	1,133	1,130
	Morgan Stanley	2.625%	11/17/21	4,192	4,168
	Morgan Stanley	2.750%	5/19/22	2,020	2,008
[11]	Morgan Stanley	2.617%	5/8/24	800	817
	MUFG Americas Holdings Corp.	1.625%	2/9/18	300	300
	MUFG Americas Holdings Corp.	2.250%	2/10/20	700	697
	MUFG Union Bank NA	2.250%	5/6/19	580	579
	National Australia Bank Ltd.	2.000%	1/14/19	556	555
	National Australia Bank Ltd.	1.375%	7/12/19	500	494
	National Australia Bank Ltd.	2.250%	1/10/20	820	818
	National Australia Bank Ltd.	1.875%	7/12/21	400	390
	National Australia Bank Ltd.	2.800%	1/10/22	725	728
	National Australia Bank Ltd.	2.500%	5/22/22	370	366
	National Bank of Canada	2.100%	12/14/18	675	674
	National Bank of Canada	2.150%	6/12/20	1,770	1,762
	National Bank of Canada	2.200%	11/2/20	3,765	3,736
	National City Corp.	6.875%	5/15/19	190	202
[9]	Nordea Bank AB	2.500%	9/17/20	307	307
[4]	Oversea-Chinese Banking Corp. Ltd.	4.000%	10/15/24	400	407
	PNC Bank NA	6.875%	4/1/18	100	101
	PNC Bank NA	2.200%	1/28/19	1,185	1,185
	PNC Bank NA	2.250%	7/2/19	1,010	1,010
	PNC Bank NA	2.400%	10/18/19	1,791	1,793
	PNC Bank NA	2.300%	6/1/20	364	363
	PNC Bank NA	2.600%	7/21/20	1,135	1,142
	PNC Bank NA	2.450%	11/5/20	439	439
	PNC Bank NA	2.150%	4/29/21	352	348
	PNC Bank NA	2.550%	12/9/21	535	534
	PNC Bank NA	2.625%	2/17/22	2,285	2,286
	PNC Funding Corp.	5.125%	2/8/20	180	190
	Regions Bank	7.500%	5/15/18	250	255
	Regions Financial Corp.	2.750%	8/14/22	920	914
	Royal Bank of Canada	1.500%	1/16/18	95	95
	Royal Bank of Canada	2.150%	3/15/19	825	825
	Royal Bank of Canada	1.500%	7/29/19	1,420	1,405
	Royal Bank of Canada	2.125%	3/2/20	3,550	3,536
	Royal Bank of Canada	2.150%	10/26/20	6,962	6,909
	Royal Bank of Canada	2.350%	10/30/20	187	187
	Santander Holdings USA Inc.	2.700%	5/24/19	765	766
[9]	Santander Holdings USA Inc.	3.700%	3/28/22	1,495	1,512
[9]	Santander Holdings USA Inc.	3.400%	1/18/23	1,310	1,305
	Santander UK plc	2.000%	8/24/18	386	386
	Santander UK plc	2.500%	3/14/19	1,510	1,514
	Santander UK plc	2.350%	9/10/19	1,599	1,599
[9]	Skandinaviska Enskilda Banken AB	1.750%	3/19/18	450	450
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	250	251
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	875	853
[4]	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	615	635
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	2,240	2,229
	Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	705	705
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	170	171
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	182	178
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	1,555	1,544

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	880	873
	SunTrust Bank	2.250%	1/31/20	815	813
	SunTrust Bank	2.450%	8/1/22	1,365	1,347
	SunTrust Banks Inc.	2.900%	3/3/21	580	583
	Svenska Handelsbanken AB	2.500%	1/25/19	548	550
	Svenska Handelsbanken AB	1.500%	9/6/19	585	578
	Svenska Handelsbanken AB	1.950%	9/8/20	845	836
	Svenska Handelsbanken AB	2.450%	3/30/21	1,550	1,548
	Svenska Handelsbanken AB	1.875%	9/7/21	855	835
[9]	Swedbank AB	2.800%	3/14/22	1,295	1,300
	Synchrony Bank	3.000%	6/15/22	1,495	1,486
	Synchrony Financial	2.600%	1/15/19	415	416
	Synchrony Financial	3.000%	8/15/19	2,298	2,315
	Synchrony Financial	2.700%	2/3/20	912	914
	Synchrony Financial	4.250%	8/15/24	140	145
	Synchrony Financial	4.500%	7/23/25	195	204
	Toronto-Dominion Bank	2.125%	7/2/19	1,560	1,562
	Toronto-Dominion Bank	1.450%	8/13/19	500	495
	Toronto-Dominion Bank	1.900%	10/24/19	7,095	7,054
	Toronto-Dominion Bank	2.250%	11/5/19	1,015	1,016
	Toronto-Dominion Bank	1.850%	9/11/20	605	597
	Toronto-Dominion Bank	2.500%	12/14/20	565	567
	UBS AG	2.375%	8/14/19	282	282
[9]	UBS AG	2.200%	6/8/20	2,140	2,127
[9]	UBS AG	2.450%	12/1/20	3,575	3,562
[9]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	405	409
[9]	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	1,450	1,459
[9]	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	951	941
[9]	UBS Group Funding Switzerland AG	3.491%	5/23/23	395	401
[4,9]	UBS Group Funding Switzerland AG	2.859%	8/15/23	2,500	2,470
[4]	United Overseas Bank Ltd.	3.750%	9/19/24	400	405
	US Bank NA	2.125%	10/28/19	508	508
	US Bank NA	2.050%	10/23/20	3,635	3,606
	Wachovia Corp.	5.750%	2/1/18	1,316	1,320
[15,16] Washington Mutual Bank / Debt not
	acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	2.600%	7/22/20	680	683
	Wells Fargo & Co.	2.100%	7/26/21	445	437
	Wells Fargo & Co.	2.625%	7/22/22	2,880	2,863
	Wells Fargo Bank NA	1.750%	5/24/19	1,778	1,768
	Wells Fargo Bank NA	2.150%	12/6/19	2,060	2,056
	Westpac Banking Corp.	2.250%	1/17/19	1,040	1,042
	Westpac Banking Corp.	1.600%	8/19/19	965	954
	Westpac Banking Corp.	4.875%	11/19/19	845	884
	Westpac Banking Corp.	2.300%	5/26/20	70	70
	Westpac Banking Corp.	2.600%	11/23/20	1,505	1,511
	Westpac Banking Corp.	2.100%	5/13/21	1,276	1,259
	Westpac Banking Corp.	2.000%	8/19/21	1,900	1,865
	Westpac Banking Corp.	2.750%	1/11/23	2,280	2,272
[12,13] Westpac Banking Corp.		3.815%	3/14/24	1,300	1,027
	Westpac Banking Corp.	3.350%	3/8/27	390	393
[4]	Westpac Banking Corp.	4.322%	11/23/31	965	991

	Brokerage (0.2%)
	Charles Schwab Corp.	1.500%	3/10/18	465	465
	Charles Schwab Corp.	2.650%	1/25/23	670	668
	Jefferies Group LLC	5.125%	4/13/18	365	368
	Legg Mason Inc.	2.700%	7/15/19	140	140
[15,16] Lehman Brothers Holdings E-Capital
	Trust I	3.589%	8/19/65	210	—
	Nomura Holdings Inc.	2.750%	3/19/19	620	623
	Stifel Financial Corp.	3.500%	12/1/20	620	628
	Stifel Financial Corp.	4.250%	7/18/24	75	77
	TD Ameritrade Holding Corp.	2.950%	4/1/22	415	419

	Finance Companies (0.3%)
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	4.500%	5/15/21	1,345	1,412
	Air Lease Corp.	3.375%	1/15/19	755	762
	Air Lease Corp.	4.250%	9/15/24	50	52

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	GE Capital International Funding Co.
	Unlimited Co.	2.342%	11/15/20	2,724	2,713
	International Lease Finance Corp.	3.875%	4/15/18	35	36
[9]	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	445	437

	Insurance (2.3%)
	Aetna Inc.	1.700%	6/7/18	435	435
	Aetna Inc.	2.800%	6/15/23	235	231
	Aflac Inc.	3.625%	6/15/23	140	146
[9]	AIG Global Funding	2.150%	7/2/20	365	360
[9]	AIG Global Funding	2.700%	12/15/21	315	315
	Alleghany Corp.	5.625%	9/15/20	210	226
	Alterra Finance LLC	6.250%	9/30/20	235	255
	American International Group Inc.	2.300%	7/16/19	142	142
	American International Group Inc.	4.125%	2/15/24	150	158
	American International Group Inc.	3.750%	7/10/25	200	205
	Anthem Inc.	1.875%	1/15/18	465	465
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	625	673
	Assurant Inc.	2.500%	3/15/18	700	701
	AXIS Specialty Finance LLC	5.875%	6/1/20	50	53
	AXIS Specialty Finance plc	2.650%	4/1/19	350	350
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	600	608
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	880	869
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	125
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,435	1,444
[9]	Brighthouse Financial Inc.	3.700%	6/22/27	420	411
	Chubb INA Holdings Inc.	2.300%	11/3/20	868	866
	Chubb INA Holdings Inc.	2.875%	11/3/22	250	252
	Chubb INA Holdings Inc.	2.700%	3/13/23	140	140
[4,14] ELM BV for Swiss Reinsurance
	Co. Ltd.	2.600%	12/29/49	175	220
	Enstar Group Ltd.	4.500%	3/10/22	685	699
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	125	125
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	460	459
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	80	85
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	920	920
[9]	MassMutual Global Funding II	2.100%	8/2/18	300	300
[9]	MassMutual Global Funding II	1.950%	9/22/20	1,070	1,058
[9]	MassMutual Global Funding II	2.500%	4/13/22	200	198
[9]	MassMutual Global Funding II	2.500%	10/17/22	465	461
[9]	MassMutual Global Funding II	2.750%	6/22/24	1,300	1,290
	MetLife Inc.	6.817%	8/15/18	315	324
	MetLife Inc.	7.717%	2/15/19	220	234
[4]	MetLife Inc.	5.250%	12/29/49	165	172
[9]	Metropolitan Life Global Funding I	1.500%	1/10/18	650	650
[9]	Metropolitan Life Global Funding I	2.300%	4/10/19	535	536
[9]	Metropolitan Life Global Funding I	1.550%	9/13/19	450	445
[9]	Metropolitan Life Global Funding I	1.950%	9/15/21	465	454
[9]	Metropolitan Life Global Funding I	3.000%	1/10/23	300	302
[9]	New York Life Global Funding	1.950%	2/11/20	430	427
[9]	New York Life Global Funding	1.950%	9/28/20	1,290	1,275
[9]	New York Life Global Funding	2.900%	1/17/24	205	206
[9]	Pricoa Global Funding I	2.550%	11/24/20	235	235
[9]	Pricoa Global Funding I	2.200%	6/3/21	260	257
[9]	Pricoa Global Funding I	2.450%	9/21/22	430	424
[9]	Principal Life Global Funding II	2.204%	12/11/19	5,390	5,376
[9]	Principal Life Global Funding II	2.200%	4/8/20	685	682
	Prudential Financial Inc.	7.375%	6/15/19	255	274
	Prudential Financial Inc.	4.500%	11/16/21	300	320
[4]	Prudential Financial Inc.	5.375%	5/15/45	290	310
	Reinsurance Group of America Inc.	6.450%	11/15/19	505	541
	Reinsurance Group of America Inc.	3.950%	9/15/26	520	529
[9]	Reliance Standard Life Global Funding II	2.150%	10/15/18	680	680
[9]	Reliance Standard Life Global Funding II	2.500%	1/15/20	1,255	1,254
[9]	Reliance Standard Life Global Funding II	2.375%	5/4/20	430	427
[9]	Reliance Standard Life Global Funding II	3.050%	1/20/21	205	207
[9]	Swiss Re Treasury US Corp.	2.875%	12/6/22	230	230
[9]	TIAA Asset Management Finance Co.
	LLC	2.950%	11/1/19	1,463	1,477
	Torchmark Corp.	9.250%	6/15/19	170	186
	Travelers Cos. Inc.	5.800%	5/15/18	55	56

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Travelers Cos. Inc.	5.900%	6/2/19	70	74
	Travelers Cos. Inc.	3.900%	11/1/20	105	109
	UnitedHealth Group Inc.	1.900%	7/16/18	480	480
	UnitedHealth Group Inc.	2.700%	7/15/20	350	354
	UnitedHealth Group Inc.	2.375%	10/15/22	1,330	1,317

	Other Finance (0.0%)
	ORIX Corp.	2.900%	7/18/22	555	551

	Real Estate Investment Trusts (1.3%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	715	717
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	1,120	1,108
[17]	Aroundtown SA	3.000%	10/16/29	263	357
	Boston Properties LP	5.875%	10/15/19	781	824
	Brandywine Operating Partnership LP	3.950%	2/15/23	604	616
	Brandywine Operating Partnership LP	4.100%	10/1/24	185	188
	Brandywine Operating Partnership LP	3.950%	11/15/27	995	984
	Brixmor Operating Partnership LP	3.650%	6/15/24	670	665
	Brixmor Operating Partnership LP	3.850%	2/1/25	146	146
	Brixmor Operating Partnership LP	4.125%	6/15/26	725	732
	Brixmor Operating Partnership LP	3.900%	3/15/27	470	464
	Camden Property Trust	4.875%	6/15/23	50	54
	Camden Property Trust	4.250%	1/15/24	150	157
	Camden Property Trust	3.500%	9/15/24	45	45
	CubeSmart LP	4.375%	12/15/23	240	252
	DDR Corp.	3.900%	8/15/24	170	171
	DDR Corp.	3.625%	2/1/25	85	84
	DDR Corp.	4.250%	2/1/26	325	331
	Digital Realty Trust LP	3.400%	10/1/20	706	720
	Digital Realty Trust LP	3.950%	7/1/22	840	876
	Duke Realty LP	3.250%	6/30/26	107	106
	ERP Operating LP	2.375%	7/1/19	125	125
	ERP Operating LP	4.750%	7/15/20	53	56
	Federal Realty Investment Trust	2.550%	1/15/21	232	232
[9]	Goodman Australia Industrial Fund	3.400%	9/30/26	410	402
	HCP Inc.	2.625%	2/1/20	295	296
	HCP Inc.	4.250%	11/15/23	180	189
	HCP Inc.	4.200%	3/1/24	195	204
	HCP Inc.	3.400%	2/1/25	365	362
	HCP Inc.	4.000%	6/1/25	210	216
	Healthcare Trust of America
	Holdings LP	2.950%	7/1/22	365	363
	Healthcare Trust of America
	Holdings LP	3.700%	4/15/23	320	327
	Healthcare Trust of America
	Holdings LP	3.500%	8/1/26	250	245
	Liberty Property LP	4.750%	10/1/20	260	274
	Liberty Property LP	3.750%	4/1/25	85	87
	Realty Income Corp.	2.000%	1/31/18	130	130
	Realty Income Corp.	5.750%	1/15/21	95	103
	Realty Income Corp.	3.250%	10/15/22	1,570	1,595
	Realty Income Corp.	4.125%	10/15/26	455	475
[9]	Scentre Group Trust 1/Scentre Group
	Trust 2	3.750%	3/23/27	690	697
	Senior Housing Properties Trust	3.250%	5/1/19	850	853
	Simon Property Group LP	2.500%	9/1/20	269	270
	Simon Property Group LP	4.375%	3/1/21	175	185
	Simon Property Group LP	2.350%	1/30/22	295	292
	Ventas Realty LP	3.125%	6/15/23	111	111
	Ventas Realty LP	3.500%	2/1/25	165	166
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	560	560
	VEREIT Operating Partnership LP	3.000%	2/6/19	505	507
	Welltower Inc.	2.250%	3/15/18	385	385
	Welltower Inc.	4.125%	4/1/19	1,137	1,158
	Welltower Inc.	4.000%	6/1/25	170	176
436,235
Industrial (23.6%)
	Basic Industry (0.7%)
	Agrium Inc.	6.750%	1/15/19	1,087	1,135
[9]	Air Liquide Finance SA	1.375%	9/27/19	555	545
[9]	Air Liquide Finance SA	1.750%	9/27/21	1,380	1,337

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Air Products & Chemicals Inc.	4.375%	8/21/19	170	176
	Airgas Inc.	1.650%	2/15/18	555	555
	Airgas Inc.	2.375%	2/15/20	240	240
[9]	CF Industries Inc.	3.400%	12/1/21	345	347
	EI du Pont de Nemours & Co.	6.000%	7/15/18	658	672
[12]	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	100	80
	Goldcorp Inc.	2.125%	3/15/18	360	360
	Monsanto Co.	5.125%	4/15/18	535	540
	Monsanto Co.	1.850%	11/15/18	75	75
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	275	289
	PPG Industries Inc.	2.300%	11/15/19	680	680
	Praxair Inc.	4.500%	8/15/19	710	736
	Praxair Inc.	4.050%	3/15/21	210	220
	Praxair Inc.	3.000%	9/1/21	215	218
	RPM International Inc.	6.500%	2/15/18	85	85
	Vale Overseas Ltd.	5.875%	6/10/21	800	873
	Vale Overseas Ltd.	4.375%	1/11/22	370	383
	WestRock MWV LLC	7.375%	9/1/19	590	636
	WestRock RKT Co.	4.450%	3/1/19	280	286
	WestRock RKT Co.	4.900%	3/1/22	70	75
	WestRock RKT Co.	4.000%	3/1/23	550	570

	Capital Goods (2.1%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	200	213
	Caterpillar Financial Services Corp.	1.800%	11/13/18	625	624
	Caterpillar Financial Services Corp.	7.150%	2/15/19	1,135	1,197
	Caterpillar Financial Services Corp.	1.900%	3/22/19	300	299
	Caterpillar Financial Services Corp.	1.350%	5/18/19	810	803
	Caterpillar Financial Services Corp.	2.000%	11/29/19	3,630	3,620
	Caterpillar Financial Services Corp.	2.100%	1/10/20	820	818
	Caterpillar Financial Services Corp.	1.700%	8/9/21	220	214
	Caterpillar Financial Services Corp.	1.931%	10/1/21	2,387	2,334
	Caterpillar Financial Services Corp.	2.400%	6/6/22	185	184
	Caterpillar Financial Services Corp.	3.300%	6/9/24	545	560
	CNH Industrial Capital LLC	3.375%	7/15/19	395	398
	CNH Industrial Capital LLC	4.375%	11/6/20	510	529
	CNH Industrial Capital LLC	4.875%	4/1/21	95	100
	CNH Industrial Capital LLC	3.875%	10/15/21	180	184
	CNH Industrial Capital LLC	4.375%	4/5/22	580	601
	CNH Industrial NV	3.850%	11/15/27	830	828
	Embraer Netherlands Finance BV	5.400%	2/1/27	200	216
[14]	Flowserve Corp.	1.250%	3/17/22	100	118
	General Electric Co.	5.625%	5/1/18	145	147
	General Electric Co.	6.000%	8/7/19	731	773
	General Electric Co.	2.200%	1/9/20	736	733
	General Electric Co.	5.550%	5/4/20	117	125
	General Electric Co.	4.375%	9/16/20	750	787
	General Electric Co.	4.625%	1/7/21	220	233
	General Electric Co.	5.300%	2/11/21	163	175
[14]	General Electric Co.	2.125%	5/17/37	200	239
[4]	General Electric Co.	5.000%	12/29/49	1,816	1,875
[9]	General Electric Co. / LJ VP Holdings
	LLC	3.800%	6/18/19	555	567
[9]	Huntington Ingalls Industries Inc.	5.000%	11/15/25	1,040	1,113
	Illinois Tool Works Inc.	3.375%	9/15/21	425	436
	John Deere Capital Corp.	1.250%	10/9/19	450	443
	John Deere Capital Corp.	1.950%	6/22/20	610	605
	John Deere Capital Corp.	2.375%	7/14/20	1,245	1,247
	John Deere Capital Corp.	2.450%	9/11/20	1,075	1,077
	John Deere Capital Corp.	2.550%	1/8/21	360	361
	John Deere Capital Corp.	2.800%	3/4/21	815	823
	John Deere Capital Corp.	3.900%	7/12/21	240	252
	John Deere Capital Corp.	2.650%	6/24/24	605	597
[17]	Leonardo SPA	8.000%	12/16/19	380	579
	Parker-Hannifin Corp.	5.500%	5/15/18	85	86
	Precision Castparts Corp.	3.250%	6/15/25	500	511
	Raytheon Co.	4.400%	2/15/20	55	57
	Raytheon Co.	3.125%	10/15/20	222	227
	Roper Technologies Inc.	2.050%	10/1/18	477	477
[9]	Siemens Financieringsmaatschappij NV	2.200%	3/16/20	2,045	2,042
[9]	Siemens Financieringsmaatschappij NV	2.150%	5/27/20	250	249

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	1,060	1,074
	Textron Inc.	7.250%	10/1/19	300	324
	United Rentals North America Inc.	4.625%	7/15/23	1,120	1,158
	United Rentals North America Inc.	5.875%	9/15/26	165	176
	United Rentals North America Inc.	5.500%	5/15/27	235	248

	Communication (2.3%)
	21st Century Fox America Inc.	7.250%	5/18/18	175	178
	Activision Blizzard Inc.	2.300%	9/15/21	350	346
	Activision Blizzard Inc.	2.600%	6/15/22	600	593
[9]	Activision Blizzard Inc.	6.125%	9/15/23	520	551
	America Movil SAB de CV	5.000%	10/16/19	500	523
	America Movil SAB de CV	5.000%	3/30/20	1,610	1,693
	AT&T Inc.	5.500%	2/1/18	309	310
	AT&T Inc.	5.600%	5/15/18	175	177
	AT&T Inc.	5.800%	2/15/19	780	810
	AT&T Inc.	5.875%	10/1/19	1,890	2,003
	AT&T Inc.	5.200%	3/15/20	1,375	1,453
	AT&T Inc.	4.600%	2/15/21	500	526
	AT&T Inc.	2.800%	2/17/21	1,690	1,697
	AT&T Inc.	3.200%	3/1/22	340	344
	AT&T Inc.	3.000%	6/30/22	400	401
	AT&T Inc.	4.450%	4/1/24	200	211
	CBS Corp.	2.300%	8/15/19	20	20
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	3.579%	7/23/20	2,965	3,019
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.464%	7/23/22	250	260
	Comcast Corp.	5.875%	2/15/18	410	412
	Comcast Corp.	5.150%	3/1/20	200	212
	Comcast Corp.	3.375%	8/15/25	315	323
	Crown Castle International Corp.	3.400%	2/15/21	900	918
	Crown Castle International Corp.	2.250%	9/1/21	200	197
	Crown Castle International Corp.	4.875%	4/15/22	200	215
	Crown Castle International Corp.	4.450%	2/15/26	400	420
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	275	283
	Discovery Communications LLC	2.200%	9/20/19	685	682
	Discovery Communications LLC	3.800%	3/13/24	345	350
	Electronic Arts Inc.	3.700%	3/1/21	350	360
[9]	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,126	2,121
	NBCUniversal Media LLC	4.375%	4/1/21	810	857
	NBCUniversal Media LLC	2.875%	1/15/23	850	858
	Omnicom Group Inc.	6.250%	7/15/19	125	132
	Orange SA	2.750%	2/6/19	720	725
	Qwest Corp.	6.750%	12/1/21	585	628
	Scripps Networks Interactive Inc.	2.800%	6/15/20	700	699
[9]	SES Global Americas Holdings GP	2.500%	3/25/19	1,295	1,292
[9]	Sirius XM Radio Inc.	6.000%	7/15/24	525	555
[9]	Sky plc	2.625%	9/16/19	300	300
	Time Warner Cable LLC	6.750%	7/1/18	2,099	2,146
	Time Warner Cable LLC	8.750%	2/14/19	395	422
	Time Warner Cable LLC	8.250%	4/1/19	555	593
	Verizon Communications Inc.	3.450%	3/15/21	600	618
	Verizon Communications Inc.	3.000%	11/1/21	600	607
	Verizon Communications Inc.	3.500%	11/1/21	500	515
	Verizon Communications Inc.	2.946%	3/15/22	3,049	3,067
	Verizon Communications Inc.	3.125%	3/16/22	650	658
	Verizon Communications Inc.	5.150%	9/15/23	100	111
	Viacom Inc.	5.625%	9/15/19	75	78

	Consumer Cyclical (2.6%)
	Alibaba Group Holding Ltd.	2.500%	11/28/19	391	391
[9]	Alimentation Couche-Tard Inc.	2.700%	7/26/22	1,475	1,457
	American Honda Finance Corp.	1.700%	2/22/19	350	348
	American Honda Finance Corp.	2.000%	2/14/20	1,200	1,194
	American Honda Finance Corp.	1.950%	7/20/20	360	357

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	American Honda Finance Corp.	2.450%	9/24/20	415	416
	American Honda Finance Corp.	1.700%	9/9/21	395	384
	AutoZone Inc.	2.875%	1/15/23	115	115
	CVS Health Corp.	1.900%	7/20/18	395	395
	CVS Health Corp.	2.250%	12/5/18	480	481
	Ford Motor Credit Co. LLC	2.145%	1/9/18	335	335
	Ford Motor Credit Co. LLC	2.375%	1/16/18	365	365
	Ford Motor Credit Co. LLC	2.597%	11/4/19	320	320
	Ford Motor Credit Co. LLC	2.459%	3/27/20	465	463
[12]	Ford Motor Credit Co. LLC	3.588%	6/2/20	838	662
	Ford Motor Credit Co. LLC	3.157%	8/4/20	955	966
	Ford Motor Credit Co. LLC	3.200%	1/15/21	505	512
	Ford Motor Credit Co. LLC	5.750%	2/1/21	430	466
	Ford Motor Credit Co. LLC	3.336%	3/18/21	1,705	1,731
	Ford Motor Credit Co. LLC	5.875%	8/2/21	835	915
	Ford Motor Credit Co. LLC	3.339%	3/28/22	725	733
	Ford Motor Credit Co. LLC	2.979%	8/3/22	220	219
	Ford Motor Credit Co. LLC	4.250%	9/20/22	365	382
	General Motors Co.	3.500%	10/2/18	885	894
	General Motors Co.	4.875%	10/2/23	600	647
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,110	1,131
	General Motors Financial Co. Inc.	3.100%	1/15/19	130	131
	General Motors Financial Co. Inc.	2.400%	5/9/19	760	760
	General Motors Financial Co. Inc.	3.500%	7/10/19	700	710
	General Motors Financial Co. Inc.	3.700%	11/24/20	720	737
	General Motors Financial Co. Inc.	4.200%	3/1/21	895	930
	General Motors Financial Co. Inc.	3.200%	7/6/21	945	954
	General Motors Financial Co. Inc.	4.375%	9/25/21	60	63
	General Motors Financial Co. Inc.	3.450%	1/14/22	1,010	1,022
	General Motors Financial Co. Inc.	3.450%	4/10/22	240	243
	General Motors Financial Co. Inc.	3.150%	6/30/22	730	729
	General Motors Financial Co. Inc.	3.700%	5/9/23	475	485
	General Motors Financial Co. Inc.	4.250%	5/15/23	460	480
[9]	Harley-Davidson Financial Services Inc.	2.250%	1/15/19	248	248
[9]	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	235	234
[9]	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	280	278
[9]	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	195	194
[9]	Harley-Davidson Financial Services Inc.	2.850%	1/15/21	155	156
[9]	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	1,055	1,040
[9]	Harley-Davidson Funding Corp.	6.800%	6/15/18	90	92
[9]	Hyundai Capital America	3.100%	4/5/22	500	499
[17]	Jaguar Land Rover Automotive plc	5.000%	2/15/22	408	598
[14]	Jaguar Land Rover Automotive plc	2.200%	1/15/24	200	245
	Lowe’s Cos. Inc.	1.150%	4/15/19	295	292
	Lowe’s Cos. Inc.	4.625%	4/15/20	460	479
	Macy’s Retail Holdings Inc.	3.450%	1/15/21	485	487
	Mastercard Inc.	2.000%	4/1/19	225	225
	McDonald’s Corp.	2.100%	12/7/18	290	290
[9]	Nissan Motor Acceptance Corp.	2.000%	3/8/19	815	812
[9]	Nissan Motor Acceptance Corp.	1.550%	9/13/19	60	59
[9]	Nissan Motor Acceptance Corp.	2.150%	7/13/20	640	635
[9]	Nissan Motor Acceptance Corp.	2.550%	3/8/21	160	160
[9]	Nissan Motor Acceptance Corp.	1.900%	9/14/21	355	345
[9]	Nissan Motor Acceptance Corp.	2.600%	9/28/22	290	286
	PACCAR Financial Corp.	2.200%	9/15/19	450	451
	PACCAR Financial Corp.	2.500%	8/14/20	70	70
	Smithsonian Institute Washington
	DC GO	3.434%	9/1/23	150	152
	Starbucks Corp.	2.200%	11/22/20	835	835
	Starbucks Corp.	2.100%	2/4/21	310	308
	TJX Cos. Inc.	2.750%	6/15/21	1,165	1,179
	Toyota Motor Credit Corp.	1.450%	1/12/18	650	650
	Toyota Motor Credit Corp.	2.100%	1/17/19	470	470
	Toyota Motor Credit Corp.	2.125%	7/18/19	985	985
	Toyota Motor Credit Corp.	1.900%	4/8/21	90	89
	Toyota Motor Credit Corp.	2.750%	5/17/21	290	293
	Toyota Motor Credit Corp.	3.400%	9/15/21	235	243
	Visa Inc.	2.200%	12/14/20	2,180	2,179
	Visa Inc.	2.800%	12/14/22	1,020	1,033

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	Volkswagen Group of America
	Finance LLC	1.650%	5/22/18	200	200
	Wal-Mart Stores Inc.	3.250%	10/25/20	457	471
	Wal-Mart Stores Inc.	2.350%	12/15/22	765	761
[9]	Wesfarmers Ltd.	1.874%	3/20/18	510	510

	Consumer Noncyclical (6.1%)
	Abbott Laboratories	2.350%	11/22/19	4,600	4,607
	Abbott Laboratories	2.800%	9/15/20	500	502
	Abbott Laboratories	2.900%	11/30/21	2,000	2,021
	AbbVie Inc.	1.800%	5/14/18	3,140	3,139
	AbbVie Inc.	2.500%	5/14/20	2,325	2,330
	Agilent Technologies Inc.	5.000%	7/15/20	265	281
	Agilent Technologies Inc.	3.200%	10/1/22	285	287
	Allergan Funding SCS	2.350%	3/12/18	5,400	5,404
	Allergan Inc.	1.350%	3/15/18	200	200
	Altria Group Inc.	9.250%	8/6/19	1,714	1,900
	Altria Group Inc.	4.750%	5/5/21	941	1,008
	AmerisourceBergen Corp.	3.500%	11/15/21	300	307
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	1,600	1,597
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	515	515
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	8,880	8,923
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	330	337
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	400	449
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	750	792
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,990	2,107
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	300	297
[9]	BAT Capital Corp.	2.297%	8/14/20	3,630	3,609
[9]	BAT Capital Corp.	2.764%	8/15/22	3,145	3,127
	Baxalta Inc.	2.000%	6/22/18	170	170
	Baxalta Inc.	2.875%	6/23/20	2,085	2,096
	Becton Dickinson & Co.	2.675%	12/15/19	1,100	1,105
	Becton Dickinson & Co.	3.125%	11/8/21	900	905
	Becton Dickinson & Co.	2.894%	6/6/22	1,000	995
	Biogen Inc.	3.625%	9/15/22	1,269	1,312
[9]	Cargill Inc.	3.250%	11/15/21	250	256
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	100	100
	Celgene Corp.	2.250%	8/15/21	3,255	3,199
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	300	301
	Conagra Brands Inc.	4.950%	8/15/20	61	64
	Constellation Brands Inc.	3.875%	11/15/19	600	616
	Diageo Capital plc	1.125%	4/29/18	170	170
	Edwards Lifesciences Corp.	2.875%	10/15/18	600	603
	Express Scripts Holding Co.	4.750%	11/15/21	300	320
	Express Scripts Holding Co.	3.000%	7/15/23	900	896
	Express Scripts Holding Co.	4.500%	2/25/26	200	212
	Gilead Sciences Inc.	1.850%	9/20/19	715	712
	Gilead Sciences Inc.	2.350%	2/1/20	554	556
	Gilead Sciences Inc.	2.550%	9/1/20	4,470	4,509
	Gilead Sciences Inc.	4.400%	12/1/21	490	522
	Gilead Sciences Inc.	5.650%	12/1/41	200	254
[9]	Grupo Bimbo SAB de CV	4.500%	1/25/22	300	316
	Hershey Co.	1.600%	8/21/18	60	60
	JM Smucker Co.	2.200%	12/6/19	650	649
	Kraft Foods Group Inc.	6.125%	8/23/18	291	298
	McCormick & Co. Inc.	2.700%	8/15/22	250	250
	McKesson Corp.	2.284%	3/15/19	750	750
[17]	McKesson Corp.	3.125%	2/17/29	750	1,036
	Mead Johnson Nutrition Co.	3.000%	11/15/20	500	507
	Medtronic Inc.	1.500%	3/15/18	675	675
	Medtronic Inc.	1.375%	4/1/18	100	100
	Medtronic Inc.	2.500%	3/15/20	2,365	2,378
	Medtronic Inc.	3.150%	3/15/22	500	512
	Medtronic Inc.	3.625%	3/15/24	100	105
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	180	188
	Mylan Inc.	2.600%	6/24/18	170	170
	Newell Brands Inc.	2.600%	3/29/19	94	94
	Newell Brands Inc.	3.150%	4/1/21	800	809
	Newell Brands Inc.	3.850%	4/1/23	1,240	1,283
	Newell Brands Inc.	5.375%	4/1/36	200	234

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	2.250%	1/7/19	100	100
	PepsiCo Inc.	4.500%	1/15/20	400	419
	PepsiCo Inc.	1.850%	4/30/20	650	644
[9]	Pernod Ricard SA	5.750%	4/7/21	150	165
[9]	Pernod Ricard SA	4.450%	1/15/22	150	159
	Pharmacia LLC	6.500%	12/1/18	200	208
[14]	Philip Morris International Inc.	1.875%	11/6/37	200	234
[9]	Reckitt Benckiser Treasury
	Services plc	2.375%	6/24/22	3,200	3,122
	Reynolds American Inc.	2.300%	6/12/18	1,580	1,581
	Reynolds American Inc.	8.125%	6/23/19	1,306	1,413
[9]	Roche Holdings Inc.	2.250%	9/30/19	1,780	1,782
[9]	Roche Holdings Inc.	1.750%	1/28/22	565	543
[9]	Roche Holdings Inc.	3.350%	9/30/24	315	325
	Shire Acquisitions Investments
	Ireland DAC	1.900%	9/23/19	1,990	1,973
	Shire Acquisitions Investments
	Ireland DAC	2.400%	9/23/21	2,825	2,776
	Stryker Corp.	2.000%	3/8/19	150	150
[14]	Teva Pharmaceutical Finance
	Netherlands II BV	1.125%	10/15/24	300	311
	Teva Pharmaceutical Finance
	Netherlands III BV	2.200%	7/21/21	2,835	2,598
	Teva Pharmaceutical Finance
	Netherlands III BV	2.800%	7/21/23	230	200
	Teva Pharmaceutical Finance
	Netherlands III BV	4.100%	10/1/46	950	730
	The Kroger Co.	6.800%	12/15/18	150	156
	The Kroger Co.	2.000%	1/15/19	300	299
	The Kroger Co.	2.300%	1/15/19	760	760
	The Kroger Co.	6.150%	1/15/20	250	268
	The Kroger Co.	2.600%	2/1/21	450	449
	The Kroger Co.	2.950%	11/1/21	490	495
	The Kroger Co.	2.800%	8/1/22	400	397
	The Kroger Co.	3.700%	8/1/27	125	126
	Thermo Fisher Scientific Inc.	2.150%	12/14/18	400	400
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	1,550	1,552

	Energy (4.6%)
	Anadarko Petroleum Corp.	8.700%	3/15/19	200	214
	Anadarko Petroleum Corp.	4.850%	3/15/21	700	739
[9]	Andeavor	4.750%	12/15/23	250	269
	Andeavor	4.500%	4/1/48	180	182
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	3.500%	12/1/22	563	560
[9]	Baker Hughes a GE Co. LLC / Baker
	Hughes Co-Obligor Inc.	2.773%	12/15/22	1,200	1,198
	BP Capital Markets plc	1.375%	5/10/18	2,795	2,791
	BP Capital Markets plc	2.241%	9/26/18	705	706
	BP Capital Markets plc	4.750%	3/10/19	1,260	1,299
	BP Capital Markets plc	1.676%	5/3/19	250	249
	BP Capital Markets plc	2.237%	5/10/19	3,950	3,956
	BP Capital Markets plc	2.521%	1/15/20	835	841
	BP Capital Markets plc	2.315%	2/13/20	2,235	2,241
	BP Capital Markets plc	4.500%	10/1/20	2,800	2,958
	BP Capital Markets plc	4.742%	3/11/21	1,500	1,606
	BP Capital Markets plc	2.112%	9/16/21	200	197
	BP Capital Markets plc	3.062%	3/17/22	200	204
	BP Capital Markets plc	3.245%	5/6/22	500	514
	BP Capital Markets plc	3.216%	11/28/23	350	357
	Cenovus Energy Inc.	5.700%	10/15/19	1,505	1,582
	Chevron Corp.	4.950%	3/3/19	700	723
	Chevron Corp.	2.193%	11/15/19	200	200
	Chevron Corp.	1.961%	3/3/20	1,095	1,091
	Chevron Corp.	2.427%	6/24/20	515	518
	Chevron Corp.	2.419%	11/17/20	450	452
	ConocoPhillips Co.	4.200%	3/15/21	2,445	2,558
	ConocoPhillips Co.	2.875%	11/15/21	480	484
	ConocoPhillips Co.	2.400%	12/15/22	500	493
	Devon Energy Corp.	4.000%	7/15/21	470	489

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Dominion Energy Gas Holdings LLC	2.500%	12/15/19	500	500
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	300	302
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	300	304
	Enbridge Energy Partners LP	4.375%	10/15/20	25	26
[4,11] Enbridge Energy Partners LP		5.132%	10/1/77	30	30
	Encana Corp.	3.900%	11/15/21	150	154
	Energy Transfer LP	2.500%	6/15/18	450	451
	Energy Transfer LP	6.700%	7/1/18	990	1,012
	Energy Transfer LP	4.150%	10/1/20	981	1,012
	Energy Transfer LP	4.650%	6/1/21	340	356
	Energy Transfer LP	5.200%	2/1/22	365	389
	EOG Resources Inc.	5.625%	6/1/19	425	444
	EOG Resources Inc.	2.450%	4/1/20	300	301
	EQT Corp.	2.500%	10/1/20	700	695
	EQT Corp.	3.000%	10/1/22	500	493
	Hess Corp.	4.300%	4/1/27	200	200
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	50	50
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	125	133
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	315	341
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	425	458
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	125	133
	Kinder Morgan Inc.	3.050%	12/1/19	40	40
	Kinder Morgan Inc.	7.750%	1/15/32	150	193
	Lukoil International Finance BV	3.416%	4/24/18	200	200
	Marathon Oil Corp.	2.700%	6/1/20	1,350	1,349
	Marathon Oil Corp.	2.800%	11/1/22	1,700	1,675
	MPLX LP	4.500%	7/15/23	780	823
	Nabors Industries Inc.	6.150%	2/15/18	173	174
	Nabors Industries Inc.	5.000%	9/15/20	200	199
	Occidental Petroleum Corp.	1.500%	2/15/18	1,140	1,140
	ONEOK Partners LP	3.200%	9/15/18	280	282
	Pioneer Natural Resources Co.	6.875%	5/1/18	225	228
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.750%	9/1/20	200	213
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.875%	3/1/22	240	261
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.000%	10/1/22	205	218
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	1,735	1,854
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	50	55
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	290	321
[9]	Schlumberger Holdings Corp.	2.350%	12/21/18	100	100
	Shell International Finance BV	1.900%	8/10/18	100	100
	Shell International Finance BV	1.625%	11/10/18	500	499
	Shell International Finance BV	2.000%	11/15/18	325	325
	Shell International Finance BV	1.375%	5/10/19	1,600	1,585
	Shell International Finance BV	1.375%	9/12/19	1,500	1,482
	Shell International Finance BV	4.300%	9/22/19	750	777
	Shell International Finance BV	2.125%	5/11/20	1,300	1,297
	Shell International Finance BV	2.250%	11/10/20	1,250	1,249
	Shell International Finance BV	1.875%	5/10/21	2,600	2,559
	Shell International Finance BV	1.750%	9/12/21	400	390
	Southern Natural Gas Co. LLC /
	Southern Natural Issuing Corp.	4.400%	6/15/21	155	162
	Spectra Energy Partners LP	2.950%	9/25/18	230	231
[11]	Spectra Energy Partners LP	2.195%	6/5/20	2,430	2,446
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	40	48
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	200	258
	Total Capital Canada Ltd.	1.450%	1/15/18	1,045	1,045
	Total Capital International SA	2.125%	1/10/19	1,130	1,131
	Total Capital International SA	2.100%	6/19/19	400	400
	Total Capital SA	2.125%	8/10/18	275	275
	Total Capital SA	4.450%	6/24/20	2,300	2,421
	Total Capital SA	4.250%	12/15/21	475	506
[11]	TransCanada PipeLines Ltd.	1.697%	11/15/19	3,225	3,227
	TransCanada PipeLines Ltd.	2.125%	11/15/19	2,235	2,228
	TransCanada PipeLines Ltd.	2.500%	8/1/22	40	40
	TransCanada PipeLines Ltd.	4.625%	3/1/34	165	184
	Williams Partners LP	5.250%	3/15/20	120	127
	Williams Partners LP	4.000%	11/15/21	395	409

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Williams Partners LP	3.600%	3/15/22	420	428
	Williams Partners LP	3.350%	8/15/22	125	126
[9]	Woodside Finance Ltd.	8.750%	3/1/19	250	267

	Other Industrial (0.3%)
[9]	CK Hutchison International 17 Ltd.	2.250%	9/29/20	2,365	2,336
[9]	Hutchison Whampoa International
	09 Ltd.	7.625%	4/9/19	2,990	3,181

	Technology (3.4%)
	Apple Inc.	1.300%	2/23/18	365	365
	Apple Inc.	2.100%	5/6/19	1,330	1,333
	Apple Inc.	1.550%	2/7/20	465	459
	Apple Inc.	2.000%	5/6/20	615	613
	Apple Inc.	2.250%	2/23/21	2,400	2,397
	Apple Inc.	2.850%	5/6/21	875	889
	Apple Inc.	2.150%	2/9/22	80	80
	Apple Inc.	2.500%	2/9/22	1,170	1,171
	Apple Inc.	2.700%	5/13/22	480	484
	Apple Inc.	2.400%	1/13/23	1,230	1,218
	Apple Inc.	2.850%	5/11/24	1,530	1,535
	Applied Materials Inc.	2.625%	10/1/20	580	586
	Baidu Inc.	3.250%	8/6/18	825	829
	Baidu Inc.	2.750%	6/9/19	425	426
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.375%	1/15/20	2,330	2,316
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.200%	1/15/21	485	474
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.000%	1/15/22	1,845	1,832
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.650%	1/15/23	850	820
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.625%	1/15/24	240	239
	CA Inc.	2.875%	8/15/18	55	55
	Cisco Systems Inc.	4.450%	1/15/20	650	679
	Cisco Systems Inc.	2.200%	2/28/21	1,090	1,085
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	3.480%	6/1/19	1,910	1,934
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	4.420%	6/15/21	2,225	2,319
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	5.450%	6/15/23	1,365	1,473
	DXC Technology Co.	2.875%	3/27/20	330	331
	DXC Technology Co.	4.250%	4/15/24	705	734
	Fidelity National Information
	Services Inc.	2.000%	4/15/18	110	110
	Fidelity National Information
	Services Inc.	2.850%	10/15/18	1,175	1,182
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	1,125	1,131
[9]	Hewlett Packard Enterprise Co.	2.100%	10/4/19	2,420	2,402
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	1,480	1,511
	International Business Machines Corp.	2.500%	1/27/22	700	700
	Microsoft Corp.	2.400%	2/6/22	2,325	2,325
	Microsoft Corp.	2.875%	2/6/24	2,090	2,115
	Oracle Corp.	2.625%	2/15/23	4,220	4,226
	Pitney Bowes Inc.	5.600%	3/15/18	120	121
	Pitney Bowes Inc.	3.625%	10/1/21	315	293
	QUALCOMM Inc.	1.850%	5/20/19	860	857
	QUALCOMM Inc.	2.100%	5/20/20	755	751
	QUALCOMM Inc.	3.000%	5/20/22	885	886
	QUALCOMM Inc.	2.600%	1/30/23	1,580	1,538
[9]	Seagate HDD Cayman	4.250%	3/1/22	275	277
	Total System Services Inc.	2.375%	6/1/18	880	881
	Tyco Electronics Group SA	2.375%	12/17/18	350	350
	Tyco Electronics Group SA	2.350%	8/1/19	455	454
	Tyco Electronics Group SA	4.875%	1/15/21	45	48
	Tyco Electronics Group SA	3.500%	2/3/22	375	386
	Tyco Electronics Group SA	3.450%	8/1/24	230	236
	Verisk Analytics Inc.	5.800%	5/1/21	315	343

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Verisk Analytics Inc.	4.125%	9/12/22	630	657
	VMware Inc.	2.300%	8/21/20	1,210	1,200
	VMware Inc.	2.950%	8/21/22	970	968
	Xerox Corp.	6.350%	5/15/18	72	73
	Xerox Corp.	3.625%	3/15/23	1,030	1,003
	Xilinx Inc.	2.125%	3/15/19	490	489

	Transportation (1.5%)
[9]	Air Canada	7.750%	4/15/21	1,330	1,511
[4,9] Air Canada 2017-1 Class A Pass
	Through Trust	3.550%	1/15/30	570	570
[4,9] Air Canada 2017-1 Class AA Pass
	Through Trust	3.300%	1/15/30	995	1,005
[4,9] Air Canada 2017-1 Class B Pass
	Through Trust	3.700%	1/15/26	825	833
[4]	American Airlines 2016-3 Class B
	Pass Through Trust	3.750%	10/15/25	1,495	1,477
[4]	American Airlines 2017-2B Class B
	Pass Through Trust	3.700%	10/15/25	1,575	1,563
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	200	206
[4]	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	7/2/19	11	10
[4]	Continental Airlines 1999-1 Class B
	Pass Through Trust	6.795%	2/2/20	4	4
[4]	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	75	82
[4]	Continental Airlines 2005-ERJ1 Pass
	Through Trust	9.798%	10/1/22	650	702
[4]	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	48	50
	Continental Airlines 2012-3 Class C
	Pass Thru Certificates	6.125%	4/29/18	1,480	1,493
[4,18] Delta Air Lines 2002-1 Class G-1
	Pass Through Trust	6.718%	7/2/24	536	592
[4]	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	2/10/24	954	1,080
[4]	Delta Air Lines 2007-1 Class B
	Pass Through Trust	8.021%	8/10/22	197	222
[4]	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	6/17/21	401	434
[4]	Delta Air Lines 2010-1 Class A
	Pass Through Trust	6.200%	1/2/20	228	233
[4]	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	11/23/20	74	75
[4]	Delta Air Lines 2012-1 Class A
	Pass Through Trust	4.750%	11/7/21	44	46
	Delta Air Lines Inc.	2.600%	12/4/20	2,055	2,049
	Delta Air Lines Inc.	3.625%	3/15/22	2,390	2,425
[9]	ERAC USA Finance LLC	2.800%	11/1/18	430	432
[9]	ERAC USA Finance LLC	2.350%	10/15/19	980	977
[4,9] Heathrow Funding Ltd.		4.875%	7/15/23	370	396
[9]	HPHT Finance 15 Ltd.	2.250%	3/17/18	695	695
[12]	Qantas Airways Ltd.	7.500%	6/11/21	450	396
	Ryder System Inc.	2.500%	3/1/18	190	190
[4]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.650%	8/1/22	290	312
[4]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	108	117
[4]	Spirit Airlines 2015-1 Pass Through
	Trust B	4.450%	10/1/25	293	300
[4]	Spirit Airlines Pass Through Trust
	2017-1B	3.800%	2/15/26	1,210	1,207
[4]	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	435	472
[4]	United Airlines 2016-1 Class B Pass
	Through Trust	3.650%	1/7/26	840	837
	United Continental Holdings Inc.	6.375%	6/1/18	140	142
[4]	US Airways 2001-1C Pass Through
	Trust	7.346%	9/20/23	158	176
					377,674

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Utilities (3.5%)
	Electric (3.4%)
	Alabama Power Co.	3.375%	10/1/20	525	536
	American Electric Power Co. Inc.	2.150%	11/13/20	485	483
	Arizona Public Service Co.	8.750%	3/1/19	691	740
	Baltimore Gas & Electric Co.	3.500%	11/15/21	230	238
	Baltimore Gas & Electric Co.	2.800%	8/15/22	100	100
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	910	916
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	890	889
	Berkshire Hathaway Energy Co.	2.400%	2/1/20	400	401
[9]	Cerro del Aguila SA	4.125%	8/16/27	200	197
	CMS Energy Corp.	6.250%	2/1/20	225	242
	Commonwealth Edison Co.	5.800%	3/15/18	880	885
	Commonwealth Edison Co.	2.150%	1/15/19	160	160
	Commonwealth Edison Co.	4.000%	8/1/20	675	701
	Connecticut Light & Power Co.	5.500%	2/1/19	250	258
	Dominion Energy Inc.	1.875%	1/15/19	785	783
	Dominion Energy Inc.	5.200%	8/15/19	100	104
[9,11] Dominion Energy Inc.		1.923%	12/1/20	4,840	4,839
	Duke Energy Ohio Inc.	5.450%	4/1/19	145	151
	Duke Energy Progress LLC	5.300%	1/15/19	245	253
	Edison International	2.400%	9/15/22	125	121
[9]	EDP Finance BV	4.125%	1/15/20	1,072	1,072
[9]	EDP Finance BV	5.250%	1/14/21	875	936
[9]	EDP Finance BV	3.625%	7/15/24	600	605
	Emera US Finance LP	2.150%	6/15/19	465	462
	Emera US Finance LP	2.700%	6/15/21	955	950
[9]	Enel Finance International NV	2.875%	5/25/22	3,390	3,369
[9]	Enel Finance International NV	3.625%	5/25/27	120	119
	Exelon Corp.	2.850%	6/15/20	710	716
	Exelon Corp.	2.450%	4/15/21	215	214
	Exelon Corp.	3.497%	6/1/22	186	189
	Exelon Generation Co. LLC	2.950%	1/15/20	320	323
	FirstEnergy Corp.	2.850%	7/15/22	1,835	1,813
	FirstEnergy Corp.	4.250%	3/15/23	18	19
[9]	FirstEnergy Transmission LLC	4.350%	1/15/25	1,128	1,188
[11]	Florida Power & Light Co.	1.671%	11/6/20	4,040	4,031
	Fortis Inc.	2.100%	10/4/21	535	522
	Georgia Power Co.	5.400%	6/1/18	185	188
	Georgia Power Co.	2.000%	9/8/20	1,240	1,233
	Georgia Power Co.	2.400%	4/1/21	1,245	1,241
[9]	ITC Holdings Corp.	2.700%	11/15/22	750	747
	LG&E & KU Energy LLC	3.750%	11/15/20	325	335
	MidAmerican Energy Co.	5.300%	3/15/18	893	899
	National Rural Utilities Cooperative
	Finance Corp.	10.375%	11/1/18	60	64
	National Rural Utilities Cooperative
	Finance Corp.	1.500%	11/1/19	100	99
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	715	714
	Nevada Power Co.	6.500%	5/15/18	771	783
	Nevada Power Co.	6.500%	8/1/18	225	231
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	190	196
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	350	413
	Pacific Gas & Electric Co.	8.250%	10/15/18	646	676
	Pacific Gas & Electric Co.	3.500%	10/1/20	1,315	1,349
	Pacific Gas & Electric Co.	4.250%	5/15/21	400	420
	Pacific Gas & Electric Co.	3.250%	9/15/21	1,041	1,060
	PacifiCorp	5.650%	7/15/18	490	500
	PacifiCorp	5.500%	1/15/19	114	118
	Pinnacle West Capital Corp.	2.250%	11/30/20	1,500	1,492
	PPL Capital Funding Inc.	1.900%	6/1/18	126	126
	PPL Capital Funding Inc.	4.200%	6/15/22	50	53
	PPL Capital Funding Inc.	3.500%	12/1/22	225	231
	PPL Capital Funding Inc.	3.100%	5/15/26	150	147
	Puget Energy Inc.	6.500%	12/15/20	375	413
	Puget Energy Inc.	6.000%	9/1/21	100	111
	Puget Energy Inc.	5.625%	7/15/22	675	744
	SCANA Corp.	4.750%	5/15/21	290	300

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	South Carolina Electric & Gas Co.	5.250%	11/1/18	130	133
	South Carolina Electric & Gas Co.	6.500%	11/1/18	934	966
	Southern Co.	1.550%	7/1/18	1,000	998
	Southern Co.	1.850%	7/1/19	1,180	1,173
	Southern Co.	2.150%	9/1/19	350	348
	Southern Co.	2.750%	6/15/20	1,120	1,128
	Southern Co.	2.350%	7/1/21	1,645	1,637
[4]	Southern Co.	5.500%	3/15/57	325	344
	Southern Power Co.	1.950%	12/15/19	865	858
	Southwestern Electric Power Co.	5.875%	3/1/18	245	246
	Southwestern Electric Power Co.	6.450%	1/15/19	1,215	1,264
	WEC Energy Group Inc.	1.650%	6/15/18	305	304

	Natural Gas (0.1%)
[9]	Centrica plc	4.000%	10/16/23	845	870
[9]	Engie SA	2.875%	10/10/22	175	176
	Sempra Energy	6.150%	6/15/18	580	591
	Sempra Energy	2.400%	3/15/20	235	235
	Sempra Energy	2.850%	11/15/20	230	231
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	155	150

	Other Utility (0.0%)
[12]	DBNGP Finance Co. Pty Ltd.	6.000%	10/11/19	160	131
[12]	Energy Partnership Gas Pty Ltd.	4.250%	6/15/20	80	63
					56,254
Total Corporate Bonds (Cost $871,495)					870,163
Sovereign Bonds (7.6%)
	AK Transneft OJSC Via
	TransCapitalInvest Ltd.	8.700%	8/7/18	121	125
	Arab Republic of Egypt	6.125%	1/31/22	260	272
	Argentine Republic	6.250%	4/22/19	540	563
	Argentine Republic	6.875%	4/22/21	600	653
[14]	Argentine Republic	3.375%	1/15/23	800	978
[9]	Avi Funding Co. Ltd.	2.850%	9/16/20	275	273
	Avi Funding Co. Ltd.	2.850%	9/16/20	225	224
[9]	Banco de Costa Rica	5.250%	8/12/18	200	200
[9]	Banco do Brasil SA	4.625%	1/15/25	200	197
	Banco Nacional de Desenvolvimento
	Economico e Social	6.369%	6/16/18	170	173
	Banco Nacional de Desenvolvimento
	Economico e Social	6.500%	6/10/19	1,200	1,258
[9]	Bank Nederlandse Gemeenten NV	1.125%	5/25/18	730	728
[9]	Bank Nederlandse Gemeenten NV	2.125%	12/14/20	1,262	1,258
[9]	Bank Nederlandse Gemeenten NV	2.500%	1/23/23	50	50
[14]	Banque Centrale de Tunisie SA	5.625%	2/17/24	260	328
[9]	Banque Ouest Africaine de
	Developpement	5.500%	5/6/21	200	213
[9]	Banque Ouest Africaine de
	Developpement	5.000%	7/27/27	430	448
[9]	Bermuda	5.603%	7/20/20	455	487
[9]	Bermuda	4.138%	1/3/23	200	210
[9]	Bermuda	4.854%	2/6/24	200	216
[9]	BOC Aviation Ltd.	2.375%	9/15/21	350	341
[9]	Caisse d’Amortissement de la Dette
	Sociale	1.375%	1/29/18	125	125
	Caixa Economica Federal	4.250%	5/13/19	504	511
	CCBL Cayman Corp. Ltd.	3.250%	7/28/20	500	500
[9]	CDP Financial Inc.	4.400%	11/25/19	750	780
[9]	CDP Financial Inc.	3.150%	7/24/24	670	681
[9]	CNPC General Capital Ltd.	2.750%	5/14/19	235	235
	Corp. Andina de Fomento	2.200%	7/18/20	1,614	1,602
	Corp. Andina de Fomento	2.125%	9/27/21	755	741
	Corp. Andina de Fomento	4.375%	6/15/22	750	797
[9]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	158
[9]	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	400	414
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	780	807
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	231	230
[9]	CPPIB Capital Inc.	1.250%	9/20/19	1,763	1,737
[9,19] Dexia Credit Local SA		1.875%	9/15/21	235	229

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	Dexia Credit Local SA	2.375%	9/20/22	250	247
[4]	Dominican Republic	7.500%	5/6/21	200	217
[9]	Electricite de France SA	2.150%	1/22/19	810	810
	Emirate of Abu Dhabi	3.125%	10/11/27	1,800	1,760
	Export-Import Bank of Korea	2.875%	9/17/18	300	301
[11]	Export-Import Bank of Korea	2.162%	5/26/19	285	285
	Export-Import Bank of Korea	2.375%	8/12/19	450	448
	Export-Import Bank of Korea	1.500%	10/21/19	1,345	1,317
[11]	Export-Import Bank of Korea	1.823%	10/21/19	200	199
	Export-Import Bank of Korea	5.125%	6/29/20	500	527
	Export-Import Bank of Korea	4.375%	9/15/21	200	210
[11]	Export-Import Bank of Korea	2.302%	11/1/22	200	201
	Export-Import Bank of Korea	3.000%	11/1/22	400	398
	Federative Republic of Brazil	6.000%	4/7/26	924	1,031
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	500	504
	Fondo MIVIVIENDA SA	3.375%	4/2/19	150	151
[9]	Fondo MIVIVIENDA SA	3.375%	4/2/19	500	502
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	200	216
	ICBCIL Finance Co. Ltd.	2.600%	11/13/18	200	200
[11]	ICBCIL Finance Co. Ltd.	3.083%	11/13/18	200	202
[9]	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	200	198
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	200	200
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	560	559
	Industrial & Commercial Bank of
	China Ltd.	1.875%	5/23/19	200	198
	Industrial & Commercial Bank of
	China Ltd.	3.231%	11/13/19	650	655
[11]	Industrial & Commercial Bank of
	China Ltd.	2.147%	11/8/20	500	500
	Industrial & Commercial Bank of
	China Ltd.	3.538%	11/8/27	200	199
[20]	Japan Bank for International
	Cooperation	1.750%	7/31/18	700	699
[11,20] Japan Bank for International
	Cooperation	1.753%	7/21/20	144	144
[20]	Japan Bank for International
	Cooperation	2.125%	7/21/20	945	938
[20]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	250	259
	KazMunayGas National Co. JSC	9.125%	7/2/18	2,285	2,358
[9]	KazMunayGas National Co. JSC	3.875%	4/19/22	280	284
	Kingdom of Saudi Arabia	2.375%	10/26/21	1,600	1,560
	Kingdom of Saudi Arabia	2.875%	3/4/23	1,200	1,180
	Kingdom of Sweden	1.500%	7/25/19	1,280	1,270
[9]	Kommunalbanken AS	1.125%	5/23/18	700	698
	Korea Development Bank	1.500%	1/22/18	600	600
	Korea Development Bank	1.375%	9/12/19	525	514
	Korea Development Bank	2.500%	3/11/20	200	198
[11]	Korea Development Bank	2.288%	9/19/20	250	250
	Korea Gas Corp.	2.875%	7/29/18	200	200
	Korea National Oil Corp.	2.750%	1/23/19	350	350
[9]	Korea Resources Corp.	2.125%	5/2/18	125	125
[9]	Korea Western Power Co. Ltd.	2.875%	10/10/18	200	200
	KSA Sukuk Ltd.	2.894%	4/20/22	1,045	1,038
	Majapahit Holding BV	8.000%	8/7/19	400	433
	Majapahit Holding BV	7.750%	1/20/20	1,465	1,604
	National Savings Bank	8.875%	9/18/18	514	531
[9]	Nederlandse Waterschapsbank NV	1.250%	9/9/19	475	468
	NongHyup Bank	2.625%	11/1/18	200	200
	North American Development Bank	2.300%	10/10/18	150	150
	NTPC Ltd.	4.250%	2/26/26	200	206
[9]	OCP SA	5.625%	4/25/24	200	214
[9]	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.125%	3/20/22	1,326	1,336
[9]	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.875%	3/20/27	200	204
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	1,140	1,144
[9]	Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	200	203
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	280	296
	Petrobras Global Finance BV	4.875%	3/17/20	244	251

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Petrobras Global Finance BV	8.375%	5/23/21	440	502
[9]	Petrobras Global Finance BV	5.299%	1/27/25	961	962
	Petrobras Global Finance BV	8.750%	5/23/26	50	60
	Petrobras Global Finance BV	7.375%	1/17/27	485	534
	Petrobras International Finance Co. SA	5.375%	1/27/21	2,002	2,090
	Petroleos Mexicanos	5.750%	3/1/18	300	302
	Petroleos Mexicanos	5.500%	2/4/19	1,344	1,387
	Petroleos Mexicanos	8.000%	5/3/19	740	791
	Petroleos Mexicanos	5.500%	1/21/21	3,663	3,904
[9]	Petroleos Mexicanos	6.500%	3/13/27	605	661
[9]	Petroleos Mexicanos	6.500%	3/13/27	200	219
	Petronas Capital Ltd.	5.250%	8/12/19	150	156
[9,14] Portugal Obrigacoes do Tesouro OT		4.125%	4/14/27	1,100	1,568
[9]	Province of Alberta	1.750%	8/26/20	3,734	3,680
	Province of New Brunswick	2.750%	6/15/18	10	10
	Province of Nova Scotia	8.250%	7/30/22	315	382
	Province of Ontario	1.200%	2/14/18	300	300
	Province of Ontario	3.000%	7/16/18	275	276
	Province of Ontario	1.625%	1/18/19	1,480	1,475
	Province of Ontario	2.000%	1/30/19	382	382
	Province of Ontario	1.250%	6/17/19	595	588
	Province of Ontario	4.400%	4/14/20	629	659
	Province of Ontario	1.875%	5/21/20	230	228
	Province of Quebec	3.500%	7/29/20	250	258
[8]	Province of Quebec	1.772%	9/21/20	400	400
	Province of Quebec	2.750%	8/25/21	715	723
	Province of Quebec	2.375%	1/31/22	677	675
[4,9] Ras Laffan Liquefied Natural Gas
	Co. Ltd. II	5.298%	9/30/20	65	67
[4]	Ras Laffan Liquefied Natural Gas
	Co. Ltd. II	5.298%	9/30/20	239	247
	Republic of Colombia	7.375%	3/18/19	3,174	3,362
[4]	Republic of Colombia	3.875%	4/25/27	775	789
[4]	Republic of Colombia	5.000%	6/15/45	250	264
	Republic of Croatia	6.750%	11/5/19	2,375	2,547
	Republic of Guatemala	5.750%	6/6/22	585	631
	Republic of Hungary	4.125%	2/19/18	350	351
	Republic of Hungary	6.250%	1/29/20	2,811	3,011
	Republic of Hungary	6.375%	3/29/21	230	256
	Republic of Indonesia	6.875%	1/17/18	995	997
	Republic of Indonesia	11.625%	3/4/19	200	222
	Republic of Indonesia	4.875%	5/5/21	2,100	2,239
[14]	Republic of Indonesia	2.875%	7/8/21	251	328
[9]	Republic of Indonesia	3.700%	1/8/22	200	205
	Republic of Indonesia	3.375%	4/15/23	420	424
	Republic of Kazakhstan	3.875%	10/14/24	200	208
	Republic of Lithuania	7.375%	2/11/20	2,505	2,766
	Republic of Lithuania	6.125%	3/9/21	1,005	1,116
[9]	Republic of Lithuania	6.125%	3/9/21	195	217
	Republic of Panama	5.200%	1/30/20	221	233
	Republic of Panama	9.375%	4/1/29	55	83
	Republic of Poland	6.375%	7/15/19	1,640	1,739
	Republic of Poland	5.125%	4/21/21	580	628
	Republic of Poland	5.000%	3/23/22	1,020	1,117
	Republic of Romania	6.750%	2/7/22	16	18
[14]	Republic of Romania	2.750%	10/29/25	365	476
	Republic of Serbia	5.875%	12/3/18	1,414	1,453
	Republic of Slovenia	4.750%	5/10/18	242	244
	Republic of Slovenia	5.500%	10/26/22	280	316
[9]	Republic of Slovenia	5.250%	2/18/24	300	343
[21]	Republic of Turkey	2.803%	3/26/18	2,390	2,388
	Republic of Turkey	6.750%	4/3/18	2,640	2,666
	Republic of Turkey	7.000%	3/11/19	965	1,008
	Republic of Turkey	7.500%	11/7/19	250	268
	Republic of Turkey	7.000%	6/5/20	2,065	2,228
	Republic of Turkey	5.625%	3/30/21	1,671	1,757

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Turkey	5.750%	3/22/24	915	968
	Republic of Turkey	4.875%	10/9/26	200	197
	Republic of Turkey	5.750%	5/11/47	714	696
	SABIC Capital II BV	2.625%	10/3/18	400	401
	Sinopec Group Overseas
	Development 2013 Ltd.	2.500%	10/17/18	235	235
[9]	Sinopec Group Overseas
	Development 2013 Ltd.	4.375%	10/17/23	600	637
	Sinopec Group Overseas
	Development 2015 Ltd.	2.500%	4/28/20	200	199
[9]	Sinopec Group Overseas
	Development 2017 Ltd.	2.375%	4/12/20	985	978
	State of Israel	4.000%	6/30/22	400	423
	State of Israel	2.875%	3/16/26	215	215
	State of Kuwait	2.750%	3/20/22	1,148	1,145
	State of Qatar	2.099%	1/18/18	700	700
	State of Qatar	5.250%	1/20/20	1,000	1,051
	Statoil ASA	1.200%	1/17/18	1,225	1,225
	Statoil ASA	2.250%	11/8/19	500	500
	Sultanate of Oman	5.375%	3/8/27	200	202
	Svensk Exportkredit AB	1.125%	4/5/18	250	250
[9]	Temasek Financial I Ltd.	4.300%	10/25/19	250	259
	YPF SA	8.875%	12/19/18	155	164
[9]	YPF SA	7.000%	12/15/47	100	99
Total Sovereign Bonds (Cost $121,519)					122,010
Taxable Municipal Bonds (0.2%)
	California Department of Water
	Resources Water System Revenue
	(Central Valley Project)	1.871%	12/1/19	5	5
	California GO	5.950%	3/1/18	650	655
	California GO	6.200%	10/1/19	350	375
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.107%	7/1/18	150	150
	George Washington University District
	of Columbia GO	3.485%	9/15/22	200	205
	Illinois GO	5.665%	3/1/18	110	111
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	2.217%	1/1/19	150	150
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-EGSL	3.220%	2/1/21	309	311
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-ELL	3.450%	2/1/22	263	266
	San Jose California Redevelopment
	Agency Successor Agency Tax
	Allocation	1.898%	8/1/18	527	527
	San Jose California Redevelopment
	Agency Successor Agency Tax
	Allocation	2.098%	8/1/19	411	412
	University of California Revenue	2.054%	5/15/18	100	100
	University of California Revenue	1.745%	5/15/19	250	249
Total Taxable Municipal Bonds (Cost $3,496)					3,516

				Shares
Convertible Preferred Stocks (0.0%)
[15,16] Lehman Brothers Holdings Inc. Pfd.
	(Cost $695)	7.250%		700	—
Temporary Cash Investments (3.3%)
Money Market Fund (1.0%)
[22]	Vanguard Market Liquidity Fund	1.458%		160,056	16,007

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Certificates of Deposit (0.4%)
	Cooperatieve Rabobank UA	1.980%	10/25/19	6,185	6,156

Commercial Paper (1.9%)
[23]	CNH Industrial Capital LLC	2.053%	1/12/18	700	700
[23]	CNH Industrial Capital LLC	2.054%	1/16/18	700	699
[23]	CNH Industrial Capital LLC	2.054%	1/17/18	600	599
	Credit Suisse AG	1.829%	3/23/18	195	194
[23]	Electricite de France	1.906%	1/5/18	860	860
[9,23] Electricite de France		1.832%	1/10/18	600	600
[23]	Enbridge Energy Partners LP	2.204%	1/12/18	3,155	3,153
[23]	Enbridge Energy Partners LP	2.175%	1/16/18	1,130	1,129
[23]	Enbridge Energy Partners LP	2.215%	1/17/18	1,140	1,139
[23]	Energy Transfer LP	2.637%	3/12/18	11,700	11,641
[23]	Engie SA	1.937%	11/8/18	1,155	1,136
[23]	ENTERGY Corp.	1.758%	3/7/18	800	797
[9,23] Ford Motor Credit Co. LLC		2.051%	6/21/18	365	362
[9,23] Ford Motor Credit Co. LLC		2.061%	7/2/18	220	218
[23]	Fortive Corp.	2.131%	3/14/18	560	558
[9,23] Kansas City Southern		1.826%	1/8/18	265	265
[9,23] Kansas City Southern		1.826%	1/12/18	390	390
[9,23] NiSource Inc.		2.503%	1/16/18	2,900	2,898
[23]	NiSource Inc.	2.506%	1/29/18	700	699
[23]	South Carolina Fuel Co.	1.853%	1/11/18	1,240	1,239
[23]	South Carolina Fuel Co.	2.503%	1/17/18	1,000	999
[9,23] Vodafone Group plc		1.770%	9/4/18	250	247
					30,522
Total Temporary Cash Investments (Cost $52,710)					52,685

				Notional
Amount on
Underlying
Expiration			Exercise	Swap
Counterparty		Date	Rate	($000)
Options Purchased (0.0%)
Credit Default Swaptions Purchased (0.0%)
Call Swaptions on
CDX-NA-HY-S29-V1
5-Year Index	JPMC	1/17/18	108.50%	1,640	1
Call Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	JPMC	3/21/18	47.50%	4,115	4
Total Options Purchased (Cost $4)					5
Total Investments (99.7%) (Cost $1,601,686)					1,599,269

				Notional
Expiration			Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written (0.0%)
Written Options on Futures (0.0%)
Call Options on
10-Year U.S.
Treasury Note
Futures Contracts	1/26/18	11	USD 126.00	1,386	—
Put Options on
10-Year U.S.
Treasury Note
Futures Contracts	1/26/18	11	USD 124.00	1,364	(5)

				Notional	Market
Expiration			Exercise	Amount	Value •
	Date	Contracts	Price	($000)	($000)
Put Options on
10-Year U.S.
Treasury Note
Futures Contracts	2/23/18	107	USD 122.50	13,108	(20)
Put Options on
10-Year U.S.
Treasury Note
Futures Contracts	2/23/18	27	USD 122.00	3,294	(3)
Total Options on Futures Written (Premiums Received $42)					(28)

				Notional
Amount on
Underlying
		Expiration	Exercise	Swap
Counterparty		Date	Rate	($000)
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on
CDX-NA-HY-S29-V1
5-Year Index	JPMC	1/17/18	108.00%	1,640	(5)
Call Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	GSCM	1/17/18	52.50%	2,440	(4)
Call Swaptions on
CDX-NA-HY-S29-V1
5-Year Index	JPMC	3/21/18	108.25%	1,645	(4)
Put Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	GSCM	1/17/18	60.00%	2,440	(1)
Total Credit Default Swaptions Written (Premiums Received $10)					(14)
Total Liability on Options Written (Premiums Received $52)					(42)

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	88
Receivables for Investment Securities Sold	276
Receivables for Accrued Income	9,578
Receivables for Capital Shares Issued	2,528
Variation Margin Receivable—Futures Contracts	48
Variation Margin Receivable—CC Swap Contracts	14
Unrealized Appreciation—Forwards Contracts	2
Unrealized Appreciation—OTC Swap Contracts	75
Other Assets	294
Total Other Assets	12,903
Liabilities
Payables for Investment Securities Purchased	(591)
Payables for Capital Shares Redeemed	(4,897)
Payables to Vanguard	(1,055)
Variation Margin Payable—Futures Contracts	(55)
Variation Margin Payable—CC Swap Contracts	(18)
Unrealized Depreciation—Forwards Contracts	(312)
Unrealized Depreciation—OTC Swap Contracts	(725)
Other Liabilities	(334)
Total Liabilities	(7,987)
Net Assets (100%)
Applicable to 150,961,008 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,604,143
Net Asset Value Per Share	$10.63

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,580,978
Undistributed Net Investment Income	27,457
Accumulated Net Realized Losses	(924)
Unrealized Appreciation (Depreciation)
Investment Securities	(2,418)
Futures Contracts	(26)
Options	11
Swap Contracts	(632)
Forward Currency Contracts	(310)
Foreign Currencies	7
Net Assets	1,604,143

• See Note A in Notes to Financial Statements.
1 Securities with a value of $963,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $431,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $92,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
7 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
8 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
9 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At
December 31, 2017, the aggregate value of these securities was $286,355,000, representing 17.9%
of net assets.
10 Security made only partial principal and/or interest payments during the period ended
December 31, 2017.
11 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
12 Face amount denominated in Australian dollars.
13 Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
14 Face amount denominated in euro.
15 Non-income-producing security--security in default.
16 Security value determined using significant unobservable inputs.
17 Face amount denominated in British pounds.
18 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
19 Guaranteed by multiple countries.
20 Guaranteed by the Government of Japan.
21 Guaranteed by the Republic of Turkey.
22 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
23 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other
“accredited investors.” At December 31, 2017, the aggregate value of these securities was
$30,328,000, representing 1.9% of net assets.
CC—Centrally Cleared.
GO—General Obligation Bond.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
OTC—Over-the-Counter.
USD—U.S. dollar.

Vanguard Short-Term Investment-Grade Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2018	357	41,471	(12)
2-Year U.S. Treasury Note	March 2018	46	9,849	2
10-Year U.S. Treasury Note	March 2018	46	5,706	14
				4

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2018	(70)	(9,349)	(33)
Ultra Long U.S. Treasury Bond	March 2018	(32)	(5,365)	(28)
Euro-Bobl	March 2018	(20)	(3,158)	22
Euro-Bund	March 2018	(12)	(2,328)	19
Long Gilt	March 2018	(12)	(2,028)	(15)
AUD 3-Year Treasury Bond	March 2018	(23)	(1,994)	4
30-Year U.S. Treasury Bond	March 2018	(8)	(1,224)	(5)
AUD 10-Year Treasury Bond	March 2018	(3)	(302)	2
Euro-Buxl	March 2018	(1)	(197)	4
				(30)
				(26)

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Toronto-Dominion Bank	1/16/18	GBP	270	USD	363	2
Citibank, N.A.	1/16/18	USD	5,480	AUD	7,250	(177)
Barclays Capital	1/16/18	USD	5,409	EUR	4,590	(104)
Toronto-Dominion Bank	1/16/18	USD	2,835	GBP	2,120	(29)
Goldman Sachs Bank AG	1/16/18	USD	152	EUR	128	(2)
						(310)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Vanguard Short-Term Investment-Grade Portfolio

Centrally Cleared Credit Default Swaps
				Periodic
				Premium		Unrealized
				Received		Appreciation
	Termination		Notional Amount	(Paid)[1]	Value	(Depreciation)
Reference Entity	Date		(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S29-V1	12/20/22	USD	1,640	5.000	136	11
CDX-NA-IG-S29-V1	12/20/22	USD	6,605	1.000	157	23
					293	34

Credit Protection Purchased
iTraxx Europe Crossover
Index-S28-V1	12/20/22	EUR	600	(5.000)	(88)	(5)
					205	29

1 Periodic premium received/paid quarterly.
EUR—Euro.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
Notional				Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway
Inc./Aa2	6/20/21	JPMC	245	1.000[2]	5	(1)	4
Berkshire Hathaway
Inc./Aa2	6/20/21	GSI	160	1.000[2]	3	—	3
Berkshire Hathaway
Inc./Aa2	12/20/21	GSI	350	1.000[2]	7	(2)	5
Berkshire Hathaway
Inc./Aa2	6/20/22	BARC	835	1.000[2]	18	(13)	5
Berkshire Hathaway
Inc./Aa2	12/20/22	BARC	415	1.000[2]	9	(7)	2
Comcast Corp./A3	12/20/22	GSI	330	1.000[2]	10	(10)	—
Federative Republic of
Brazil/Ba2	9/20/18	BNPSW	490	1.000[2]	2	(2)	—
General Electric Capital
Corp./A2	12/20/19	DBAG	710	1.000[2]	11	(6)	5
Hartford Financial
Services Group
Inc./Baa2	3/20/18	GSCM	250	1.000[2]	1	—	1
International Lease
Finance Corp./Baa3	6/20/22	BARC	555	1.000[2]	6	—	6
Metlife/A3	12/20/20	GSCM	350	1.000[2]	8	—	8
Metlife/A3	12/20/21	BARC	160	1.000[2]	4	—	4
People’s Republic of
China/A1	6/20/22	BNPSW	665	1.000[2]	15	(5)	10
People’s Republic of
China/A1	12/20/22	GSI	1,150	1.000[2]	27	(23)	4
Republic of Chile/Aa3	12/20/22	CITNA	1,342	1.000[2]	31	(25)	6
Republic of
Indonesia/Baa3	12/20/22	BNPSW	260	1.000[2]	2	—	2
Republic of Peru/A3	12/20/22	CITNA	158	1.000[2]	2	(2)	—
Simon Property Group
LP/A2	6/20/22	JPMC	255	1.000[2]	4	—	4
Simon Property Group
LP/A2	6/20/22	JPMC	170	1.000[2]	3	—	3

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
Notional				Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Sky plc/Baa2	12/20/22	CSFBI	160[1]	1.000[2]	5	(4)	1
Southern Co./Baa2	6/20/22	JPMC	3,270	1.000[2]	40	(49)	(9)
Verizon
Communications
Inc./Baa1	12/20/22	GSI	835	1.000[2]	14	(14)	—
					227	(163)	64

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	475	(1.000)[2]	(9)	6	(3)
Aetna Inc.	6/20/20	GSCM	470	(1.000)[2]	(10)	9	(1)
Altria Group	12/20/21	GSI	1,740	(1.000)[2]	(56)	41	(15)
Altria Group	12/20/21	GSI	350	(1.000)[2]	(12)	9	(3)
Altria Group	12/20/21	GSI	230	(1.000)[2]	(7)	5	(2)
American International
Group Inc.	6/20/20	BOANA	280	(1.000)[2]	(6)	3	(3)
American International
Group Inc.	6/20/20	BOANA	280	(1.000)[2]	(6)	3	(3)
American International
Group Inc.	12/20/20	GSCM	350	(1.000)[2]	(8)	5	(3)
American International
Group Inc.	12/20/20	GSCM	175	(1.000)[2]	(4)	(2)	(6)
Autozone Inc.	12/20/20	GSCM	240	(1.000)[2]	(6)	5	(1)
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	585	(1.000)[2]	(15)	(3)	(18)
Bank of America Corp.	3/20/20	GSCM	520	(1.000)[2]	(9)	3	(6)
Bank of China Ltd.	12/20/21	BNPSW	300	(1.000)[2]	(7)	—	(7)
Bank of China Ltd.	6/20/22	BNPSW	665	(1.000)[2]	(13)	—	(13)
Barclays Bank plc	6/20/22	BOANA	845[1]	(1.000)[2]	(29)	16	(13)
Barclays Bank plc	6/20/22	CSFBI	845[1]	(1.000)[2]	(29)	17	(12)
Barclays Bank plc	12/20/22	CITNA	334[1]	(1.000)[2]	9	(14)	(5)
CECONOMY AG	6/20/22	BARC	580[1]	(1.000)[2]	(8)	(1)	(9)
CECONOMY AG	6/20/22	BARC	415[1]	(1.000)[2]	(6)	(1)	(7)
CECONOMY AG	6/20/22	BARC	415[1]	(1.000)[2]	(6)	(1)	(7)
CECONOMY AG	6/20/22	BARC	250[1]	(1.000)[2]	(3)	(1)	(4)
CECONOMY AG	6/20/22	BARC	165[1]	(1.000)[2]	(2)	(1)	(3)
CECONOMY AG	6/20/22	BARC	165[1]	(1.000)[2]	(2)	(1)	(3)
CECONOMY AG	6/20/22	BARC	165[1]	(1.000)[2]	(2)	—	(2)
CMBX-NA-AAA-9	9/17/58	CSFBI	475	(0.500)[3]	—	(17)	(17)
CMBX-NA-AAA-9	9/17/58	JPM	470	(0.500)[3]	—	(24)	(24)
CMBX-NA-AAA-9	9/17/58	MSCS	470	(0.500)[3]	—	(25)	(25)
CMBX-NA-AAA-9	9/17/58	MSCS	470	(0.500)[3]	—	(20)	(20)
CMBX-NA-AAA-9	9/17/58	JPM	460	(0.500)[3]	—	(17)	(17)
CMBX-NA-AAA-9	9/17/58	GSI	90	(0.500)[3]	—	(4)	(4)
Commerzbank AG	6/20/21	BOANA	590	(1.000)[2]	(12)	(5)	(17)
CVS Health Corp.	12/20/20	BOANA	240	(1.000)[2]	(5)	5	—
CVS Health Corp.	12/20/20	BOANA	240	(1.000)[2]	(5)	5	—
CVS Health Corp.	12/20/20	BOANA	120	(1.000)[2]	(3)	3	—
CVS Health Corp.	12/20/20	BOANA	120	(1.000)[2]	(3)	2	(1)
CVS Health Corp.	12/20/21	JPMC	700	(1.000)[2]	(17)	16	(1)
CVS Health Corp.	12/20/21	BARC	465	(1.000)[2]	(11)	12	1
CVS Health Corp.	12/20/21	BARC	160	(1.000)[2]	(3)	4	1

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
Notional				Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Deutsche Bank AG	12/20/22	JPMC	830	(1.000)[2]	(11)	4	(7)
Deutsche Bank AG	12/20/22	JPMC	500	(1.000)[2]	(7)	3	(4)
Deutsche Bank AG	12/20/22	JPMC	335	(1.000)[2]	(5)	2	(3)
Dominion Energy Inc.	12/20/20	JPMC	2,420	(1.000)[2]	(61)	51	(10)
Dominion Energy Inc.	12/20/20	JPMC	2,420	(1.000)[2]	(61)	49	(12)
Dominion Energy Inc.	6/20/22	JPMC	410	(1.000)[2]	(13)	13	—
EI du Pont de Nemours
& Co.	12/20/20	JPMC	625	(1.000)[2]	(17)	9	(8)
Enel Investment
Holding BV	6/20/22	BNPSW	830[1]	(1.000)[2]	(24)	15	(9)
Engie SA	12/20/21	BNPSW	400[1]	(1.000)[2]	(14)	6	(8)
Engie SA	6/20/22	JPMC	400[1]	(1.000)[2]	(14)	8	(6)
Exelon Corp.	6/20/22	JPMC	655	(1.000)[2]	(21)	19	(2)
Exelon Corp.	6/20/22	JPMC	410	(1.000)[2]	(13)	12	(1)
Federal Express Corp.	12/20/18	GSCM	520	(1.000)[2]	(5)	2	(3)
Federative Republic of
Brazil	12/20/22	BNPSW	1,810	(1.000)[2]	49	(84)	(35)
Federative Republic of
Brazil	12/20/22	GSI	442	(1.000)[2]	12	(21)	(9)
Federative Republic of
Brazil	12/20/22	CITNA	214	(1.000)[2]	6	(7)	(1)
Federative Republic
of Brazil	12/20/25	BOANA	578	(1.000)[2]	46	(132)	(86)
Federative Republic
of Brazil	12/20/25	GSCM	275	(1.000)[2]	22	(59)	(37)
Lincoln National Corp.	6/20/21	BARC	80	(1.000)[2]	(2)	2	—
Lincoln National Corp.	6/20/21	BARC	80	(1.000)[2]	(2)	(1)	(3)
Lincoln National Corp.	12/20/21	BARC	160	(1.000)[2]	(4)	—	(4)
McDonald’s Corp.	6/20/22	GSI	675	(1.000)[2]	(25)	19	(6)
McKesson Corp.	3/20/19	JPMC	430	(1.000)[2]	(5)	4	(1)
McKesson Corp.	3/20/19	JPMC	430	(1.000)[2]	(5)	4	(1)
PPG Industries Inc.	3/20/18	GSCM	240	(1.000)[2]	—	—	—
Raytheon Co.	12/20/21	GSI	585	(1.000)[2]	(21)	17	(4)
Raytheon Co.	12/20/21	GSI	580	(1.000)[2]	(20)	17	(3)
Republic of Colombia	12/20/22	BOANA	300	(1.000)[2]	—	(2)	(2)
Republic of Korea	9/20/18	JPMC	200	(1.000)[2]	(1)	—	(1)
Republic of Philippines	12/20/22	BNPSW	1,100	(1.000)[2]	(22)	20	(2)
Republic of South
Africa	12/20/20	JPMC	550	(1.000)[2]	(3)	(26)	(29)
Republic of Turkey	6/20/18	BNPSW	590	(1.000)[2]	(2)	1	(1)
Republic of Turkey	3/20/19	BNPSW	485	(1.000)[2]	(3)	—	(3)
Republic of Turkey	3/20/19	BNPSW	480	(1.000)[2]	(3)	—	(3)
Republic of Turkey	12/20/19	GSCM	825	(1.000)[2]	(6)	(8)	(14)
Republic of Turkey	12/20/19	GSCM	815	(1.000)[2]	(6)	(8)	(14)
Republic of Turkey	6/20/20	BNPSW	1,200	(1.000)[2]	(6)	(7)	(13)
Republic of Turkey	6/20/20	BNPSW	615	(1.000)[2]	(3)	(7)	(10)
Republic of Turkey	6/20/20	GSCM	500	(1.000)[2]	(3)	(2)	(5)
Republic of Turkey	6/20/20	BNPSW	490	(1.000)[2]	(2)	(2)	(4)
Republic of Turkey	12/20/22	GSI	2,155	(1.000)[2]	60	(81)	(21)
Royal Bank of
Scotland plc	12/20/20	BNPSW	430	(1.000)[2]	(9)	2	(7)

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
Notional				Received		Received	Appreciation
	Termination		Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Sempra Energy	6/20/22	JPMC	655	(1.000)[2]	(21)	19	(2)
Sempra Energy	6/20/22	JPMC	410	(1.000)[2]	(13)	12	(1)
Societe General SA	12/20/21	JPMC	235	(1.000)[2]	(7)	1	(6)
Standard Chartered
Bank	12/20/21	JPMC	395	(1.000)2	(11)	(1)	(12)
State of Qatar	6/20/22	CITNA	50	(1.000)[2]	—	(1)	(1)
UniCredit SpA	6/20/22	JPMC	335	(1.000)[2]	9	(22)	(13)
United Mexican
States	12/20/18	DBAG	100	(1.000)[2]	(1)	—	(1)
United Mexican
States	12/20/22	BARC	600	(1.000)[2]	1	(2)	(1)
UnitedHealth
Group Inc.	12/20/19	CSFBI	475	(1.000)[2]	(9)	6	(3)
UnitedHealth
Group Inc.	6/20/20	CSFBI	470	(1.000)[2]	(11)	9	(2)
Walt Disney Co.	12/20/22	CITNA	330	(1.000)[2]	(11)	10	(1)
Wells Fargo & Co.	9/20/20	BOANA	620	(1.000)[2]	(13)	7	(6)
					(616)	(98)	(714)
							(650)

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Notional amount denominated in euro.
2 Periodic premium received/paid quarterly.
3 Periodic premium received/paid monthly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPM—JP Morgan Securities.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

At December 31, 2017, the counterparties had deposited in segregated accounts securities with a value of $299,000 in connection with forward currency contracts and over-the-counter swap contracts.

Vanguard Short-Term Investment-Grade Portfolio

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
3/21/19	3/21/18[1]	7,846	1.500	(0.000)[3]	(38)	(3)
11/21/19	N/A	3,250	1.891	(1.441)[3]	(10)	(10)
12/31/19	4/4/18[1]	23,298	2.075	(0.000)[3]	(21)	(21)
3/23/20	3/21/18[1]	3,157	(1.750)	0.000[3]	25	3
12/18/20	N/A	4,840	2.117	(1.600)[3]	(6)	(6)
12/18/20	N/A	2,430	2.110	(1.600)[3]	(4)	(4)
3/22/21	3/21/18[1]	1,042	(1.750)	0.000[3]	14	2
3/21/22	3/21/18[1]	2,606	(2.000)	0.000[3]	26	5
11/15/24	3/29/18[1]	6,576	(2.299)	0.000[3]	13	13
3/21/25	3/21/18[1]	3,694	(2.000)	0.000[3]	85	10
					84	(11)

1 Forward interest rate swap. In a forward interest rate swap, the portfolio and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semi-annually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Interest[1]	34,474
Total Income	34,474
Expenses
The Vanguard Group—Note B
Investment Advisory Services	193
Management and Administrative	1,851
Marketing and Distribution	244
Custodian Fees	68
Auditing Fees	27
Shareholders’ Reports and Proxy	41
Trustees’ Fees and Expenses	1
Total Expenses	2,425
Net Investment Income	32,049
Realized Net Gain (Loss)
Investment Securities Sold[1]	4,160
Futures Contracts	(2,072)
Purchased Options	(55)
Written Options	432
Swap Contracts	(1,725)
Foreign Currencies and
Forward Currency Contracts	(3,519)
Realized Net Gain (Loss)	(2,779)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	3,889
Futures Contracts	(14)
Purchased Options	1
Written Options	(44)
Swap Contracts	(497)
Foreign Currencies and
Forward Currency Contracts	(1,766)
Change in Unrealized Appreciation
(Depreciation)	1,569
Net Increase (Decrease) in Net Assets
Resulting from Operations	30,839

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $448,000, ($1,000), and $0, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,049	27,723
Realized Net Gain (Loss)	(2,779)	3,660
Change in Unrealized Appreciation (Depreciation)	1,569	4,244
Net Increase (Decrease) in Net Assets Resulting from Operations	30,839	35,627
Distributions
Net Investment Income	(28,981)	(25,187)
Realized Capital Gain[1]	(2,500)	—
Total Distributions	(31,481)	(25,187)
Capital Share Transactions
Issued	428,095	269,471
Issued in Lieu of Cash Distributions	31,481	25,187
Redeemed	(226,929)	(236,358)
Net Increase (Decrease) from Capital Share Transactions	232,647	58,300
Total Increase (Decrease)	232,005	68,740
Net Assets
Beginning of Period	1,372,138	1,303,398
End of Period[2]	1,604,143	1,372,138

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $2,500,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,457,000 and $26,144,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.63	$10.55	$10.63	$10.68	$10.89
Investment Operations
Net Investment Income	. 224[1]	.215	.207	.187	.190
Net Realized and Unrealized Gain (Loss)
on Investments	.005	.068	(.088)	(.002)	(.075)
Total from Investment Operations	.229	.283	.119	.185	.115
Distributions
Dividends from Net Investment Income	(.211)	(.203)	(.197)	(.180)	(.235)
Distributions from Realized Capital Gains	(.018)	—	(.002)	(.055)	(.090)
Total Distributions	(.229)	(.203)	(.199)	(.235)	(.325)
Net Asset Value, End of Period	$10.63	$10.63	$10.55	$10.63	$10.68
Total Return	2.19%	2.72%	1.12%	1.76%	1.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,604	$1,372	$1,303	$1,265	$1,121
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.16%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.05%	1.94%	1.88%	1.81%
Portfolio Turnover Rate	83%	65%	74%	83%	112%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

Vanguard Short-Term Investment-Grade Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio’s average investments in long and short futures contracts represented 11% and 8% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2017, the portfolio’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long

Vanguard Short-Term Investment-Grade Portfolio

positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each

Vanguard Short-Term Investment-Grade Portfolio

contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended December 31, 2017, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 4% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The portfolio invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received.

The portfolio invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The portfolio invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2017, the portfolio’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds

Vanguard Short-Term Investment-Grade Portfolio

are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $88,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	250,331	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	300,559	—
Corporate Bonds	—	870,163	—
Sovereign Bonds	—	122,010	—
Taxable Municipal Bonds	—	3,516	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	16,007	36,678	—
Options Purchased	—	5	—
Liability for Options Written	(28)	(14)	—
Futures Contracts—Assets[1]	48	—	—
Futures Contracts—Liabilities[1]	(55)	—	—
Forward Currency Contracts—Assets	—	2	—
Forward Currency Contracts—Liabilities	—	(312)	—
Swap Contracts—Assets	14[1]	75	—
Swap Contracts—Liabilities	(18)[1]	(725)	—
Total	15,968	1,582,288	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Short-Term Investment-Grade Portfolio

D. At December 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

Interest Rate		Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	5	5
Variation Margin Receivable—Futures Contracts	48	—	—	48
Variation Margin Receivable—Swap Contracts	10	—	4	14
Unrealized Appreciation—Forwards Contracts	—	2	—	2
Unrealized Appreciation—Swap Contracts	—	—	75	75
Liability for Options Written	(28)	—	(14)	(42)
Variation Margin Payable—Futures Contracts	(55)	—	—	(55)
Variation Margin Payable—Swap Contracts	(18)	—	—	(18)
Unrealized Depreciation—Forwards Contracts	—	(312)	—	(312)
Unrealized Depreciation—Swap Contracts	—	—	(725)	(725)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2017, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(2,072)	—	—	(2,072)
Options	328	—	49	377
Swap Contracts	(160)	5	(1,570)	(1,725)
Forward Currency Contracts	—	(4,604)	—	(4,604)
Realized Net Gain (Loss) on Derivatives	(1,904)	(4,599)	(1,521)	(8,024)

Change in Unrealized Appreciation (Depreciation) on Derivatives

Futures Contracts	(14)	—	—	(14)
Options	(40)	—	(3)	(43)
Swap Contracts	(23)	(336)	(138)	(497)
Forward Currency Contracts	—	(1,790)	—	(1,790)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(77)	(2,126)	(141)	(2,344)

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2017, the portfolio realized net foreign currency losses of $1,249,000 (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2017, the portfolio had $28,268,000 of ordinary income available for distribution. The portfolio had available capital losses totaling $1,120,000 that may be carried forward indefinitely to offset future net capital gains.

At December 31, 2017, the cost of investment securities for tax purposes was $1,601,696,000. Net unrealized depreciation of investment securities for tax purposes was $2,432,000, consisting of unrealized gains of $6,234,000 on securities that had risen in value since their purchase and $8,666,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2017, the portfolio purchased $825,491,000 of investment securities and sold $662,128,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $552,600,000 and $500,004,000, respectively.

Vanguard Short-Term Investment-Grade Portfolio

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	40,302	25,364
Issued in Lieu of Cash Distributions	3,004	2,410
Redeemed	(21,378)	(22,278)
Net Increase (Decrease) in Shares Outstanding	21,928	5,496

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 70% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Short-Term Investment-Grade Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Short-Term Investment-Grade Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,006.63	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard Short-Term Investment-Grade Portfolio

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affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Credit Bond
Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Investment-Grade Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Investment-Grade Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Investment-Grade Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Investment-Grade Portfolio or the owners of the Short-Term Investment-Grade Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Short-Term Investment-Grade Portfolio. Investors acquire the Short-
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The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Short-Term Investment-Grade
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of the owners of the Short-Term Investment-Grade Portfolio, investors or other third parties.

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© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

Vanguard® Small Company Growth Portfolio

Advisors’ Report

Vanguard Small Company Growth Portfolio returned 23.46% for the 12 months ended December 31, 2017, lagging the 24.46% return of its benchmark, the Russell 2500 Growth Index, and the 23.89% average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the year and its effect on the portfolio’s positioning. These comments were prepared on January 24, 2018.

ArrowMark Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

U.S. stock markets posted strong gains during the 12 months as positive economic data and the approval of a tax reform bill drove market sentiment. The Federal Reserve raised interest rates three times during 2017 because of labor market strength, but the Fed’s key inflation indicator, the Personal Consumption Expenditures Index, remained below the Federal Open Market Committee’s 2% target. Volatility was scarce as the Russell 2500 Growth Index registered only two daily declines greater than 2%, an all-time low for a calendar year. The VIX Index also hit historic lows. The index has closed below 10 on 61 occasions since January 1, 1990, but 52 of these days—or 85%—occurred in 2017. Though the lack of volatility during the year was a surprise, we continue to expect and prepare for a market pullback.

Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation during market recoveries. If and when volatility does pick up, we will look to add names with predictable and recurring revenue streams, strong competitive advantages, large addressable markets, and attractive risk-reward profiles.

Performance during the period was aided by a number of factors, most notably strong stock selection in the health care, information technology, and industrial sectors. Industrials contributed most to performance, led by the commercial and professional services industry group. TriNet Group, a cloud-based professional employer organization targeting small and medium-sized businesses, benefited from improved pricing and expanding margins that resulted in significantly better-than-expected earnings. CEB, a provider of best-practice and technology insights to businesses in a wide range of industries, had been a long-time fund holding before being acquired by another portfolio holding, Gartner, at a 25% premium in January 2017.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
December 31, 2017		Annual Return
Vanguard Small Company Growth Portfolio	23.46%	10.45%
Russell 2500 Growth Index	24.46	9.62
Variable Insurance Small-Cap Growth Funds Average[1]	23.89	8.37

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.37%	1.01%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Small Company
Growth Portfolio’s annualized expense ratio was 0.34%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Small Company Growth Portfolio

Health care was the second-largest contributor, driven primarily by strong stock selection. Our focus on novel, differentiated products helped performance as Exact Sciences and Alnylam Pharmaceuticals registered strong gains. Exact Sciences continues to benefit from robust market adoption of its Cologuard product, a revolutionary diagnostic tool for colorectal cancer. Alnylam posted strong results after announcing orphan drug designation and a positive data readout for its Phase 3 trial of patisiran, a ribonucleic acid interference drug for patients with a rare genetic disease. Despite continued noise associated with the potential repeal and replacement of the Affordable Care Act, we will continue to focus on companies that can add value to patients, providers, and payors.

Materials and consumer discretionary detracted from overall performance. Our significant underweight to materials hurt results, as the sector returned 23% during the fiscal year. Given that materials names tend to exhibit levered balance sheets and are more influenced by commodity price swings, we typically avoid this sector.

The retailing subindustry felt significant pressure, driven by a sharp slowdown in store traffic industrywide and the perceived threat that Amazon could turn all brick-and-mortar stores into rubble. Companies directly impacted included Sally Beauty, a specialty distributor and retailer of beauty products to salons and consumers, and Hibbett Sports, a sporting goods retailer operating in rural markets across the Southeast, Southwest, and lower Midwest.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of
Alpha Equity Investments

The investment environment

Overall global economic growth, though uncertain and mixed at times, combined with rising corporate earnings to support a strong performance by the U.S. stock market. Stock valuations also climbed as investors embraced risk. U.S. economic fundamentals remained firm amid favorable consumer confidence, unemployment, and GDP data.

The Federal Reserve acknowledged the economy’s strength, pushing the federal funds target rate to 1.25%–1.5% with increases in March, June, and December. Projections for 2018 show an expected three rate hikes, followed by two each in 2019 and 2020.

Growth stocks outpaced value stocks, while large-capitalization stocks surpassed their small-cap counterparts. Once expectations for global growth were reduced, investors were more willing to pay for growth stocks.

Overseas, major central banks kept their monetary policies accommodative. Political uncertainty eased somewhat as voters in the Netherlands and France turned back nationalist candidates who were focused on dismantling the European Union. Stocks rose across Europe and Asia, and emerging market stocks outperformed their developed market peers, supported by low interest rates, strong earnings, and worldwide economic growth. MSCI’s announcement that it will add mainland China A-shares to its Emerging Markets Index in 2018 also boosted overall market sentiment.

Investment objective and strategy

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
ArrowMark Partners	51	888	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control
			their own economic destiny. It starts by identifying
			businesses with strong competitive advantages in
			industries with high barriers to entry, then narrows
			the focus to companies with large potential markets
			and high-quality business models focused on the
			future. Finally, considerations are made for potential
			downside risk, resulting in a diversified portfolio of
			between 75 and 100 stocks.
Vanguard Quantitative Equity	46	811	Employs a quantitative approach that focuses on
Group			fundamental factors, using models that assess
			valuation, growth prospects, management decisions,
			market sentiment, and earnings and balance-sheet
			quality of companies as compared with their peers.
Cash Investments	3	50	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Small Company Growth Portfolio

Using these five themes, we generate a composite rank for all the stocks in our universe each day, seeking to capitalize on investor biases across the market. We then monitor our portfolio, based on those rankings, and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).

Our successes and shortfalls

Over the 12 months, our portfolio’s quality model detracted from results and offset gains from our management decisions and sentiment models. Lower-quality stocks played a significant role in the market’s strong showing, a trend that had negative implications for our portfolio’s relative performance.

Results lagged the benchmark in eight of 11 sectors and were weakest in information technology, industrials, and, to a lesser extent, consumer discretionary.

Materials stocks contributed the most, and consumer staples and financials also had a positive relative influence.

Leading detractors included Unisys and Cardtronics in information technology, Argan and Hawaiian Holdings in industrials, and Brinker International in consumer discretionary. On a more positive note, the portfolio benefited from Chemours and Huntsman in materials, Bob Evans Farms in consumer staples, and MSCI in financials. An underweight allocation to Rite Aid in consumer staples also helped.

Vanguard Small Company Growth Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Small Company Growth Portfolio	50,721,451	4,511,119	2,540,852	0	87.8%

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of December 31, 2017

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	383	1,433	3,775
Median Market Cap	$4.B	$4.9B	$66.9B
Price/Earnings Ratio	26.3x	27.9x	22.8x
Price/Book Ratio	4.2x	4.8x	3.0x
Yield[3]	0.4%	0.8%	1.7%
Return on Equity	12.9%	12.8%	15.1%
Earnings Growth Rate	12.8%	14.6%	9.9%
Foreign Holdings	1.7%	0.0%	0.0%
Turnover Rate	93%	—	—
Expense Ratio[4]	0.37%	—	—
Short-Term Reserves	1.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.79
Beta	1.04	1.23

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	17.5%	14.9%	12.6%
Consumer Staples	1.5	2.3	7.3
Energy	1.0	1.6	5.8
Financials	7.0	7.6	15.1
Health Care	17.7	17.7	13.3
Industrials	25.0	19.5	10.9
Information
Technology	23.4	25.3	22.8
Materials	3.7	6.4	3.4
Real Estate	2.3	3.5	3.9
Telecommunication
Services	0.4	0.8	1.9
Utilities	0.5	0.4	3.0

Ten Largest Holdings[5] (% of total net assets)

LPL Financial	Investment Banking
Holdings Inc.	& Brokerage	1.7%
TriNet Group Inc.	Human Resource
	& Employment
	Services	1.7
Sensata Technologies	Electrical Components
Holding NV	& Equipment	1.5
ServiceMaster	Specialized Consumer
Global Holdings Inc.	Services	1.2
Sally Beauty Holdings Inc.	Specialty Stores	1.2
CDW Corp.	Technology
	Distributors	1.2
MSC Industrial	Trading Companies
Direct Co. Inc. Class A	& Distributors	1.1
Kirby Corp.	Marine	1.1
Clean Harbors Inc.	Environmental
	& Facilities Services	1.1
STERIS plc	Health Care
	Equipment	1.0
Top Ten		12.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the Small Company Growth
Portfolio’s expense ratio was 0.34%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Small Company Growth Portfolio	23.46%	15.89%	10.45%	$27,013
Russell 2500 Growth Index	24.46	15.47	9.62	25,051
Variable Insurance Small-Cap Growth
Funds Average[1]	23.89	14.37	8.37	22,344
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.16	15.52	8.66	22,948

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

Small Company Growth Portfolio
Russell 2500 Growth Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.6%)[1]
Consumer Discretionary (16.8%)
*	ServiceMaster Global
	Holdings Inc.	423,699	21,723
*	Sally Beauty Holdings Inc.	1,119,248	20,997
	Carter’s Inc.	143,273	16,833
	Polaris Industries Inc.	123,347	15,294
	Wolverine World Wide Inc.	447,090	14,253
	Dunkin’ Brands Group Inc.	213,880	13,789
	Monro Inc.	224,326	12,775
*	Grand Canyon Education
	Inc.	139,425	12,483
*	Lululemon Athletica Inc.	135,965	10,685
	Hanesbrands Inc.	434,991	9,096
*,^ Under Armour Inc.		657,813	8,762
*	NVR Inc.	2,242	7,865
	Lear Corp.	44,165	7,802
	Domino’s Pizza Inc.	35,758	6,757
	National CineMedia Inc.	967,420	6,637
*	Live Nation Entertainment
	Inc.	143,068	6,090
*	Helen of Troy Ltd.	62,899	6,060
	Tailored Brands Inc.	231,816	5,061
	Dick’s Sporting Goods Inc.	175,695	5,049
*	Burlington Stores Inc.	39,973	4,918
*	Dave & Buster’s
	Entertainment Inc.	86,891	4,794
	PetMed Express Inc.	105,305	4,791
	Children’s Place Inc.	32,110	4,667
	Bloomin’ Brands Inc.	211,735	4,518
	H&R Block Inc.	166,271	4,360
*	Scientific Games Corp.
	Class A	83,736	4,296
*	Penn National Gaming Inc.	127,208	3,985
	Service Corp. International	102,873	3,839
*	Taylor Morrison Home
	Corp. Class A	148,415	3,632
*	Weight Watchers
	International Inc.	81,423	3,605
*	MCBC Holdings Inc.	156,070	3,468
*	Malibu Boats Inc. Class A	97,709	2,905
	New York Times Co.
	Class A	140,892	2,607
*	Sotheby’s	49,386	2,548
	MDC Holdings Inc.	74,912	2,388
*	Cooper-Standard Holdings
	Inc.	19,056	2,334
	Nutrisystem Inc.	38,894	2,046
*	Visteon Corp.	16,036	2,007
*	Michael Kors Holdings Ltd.	30,430	1,916
	KB Home	51,949	1,660
	Thor Industries Inc.	10,936	1,648
	Ruth’s Hospitality Group
	Inc.	68,202	1,477
*	Deckers Outdoor Corp.	18,070	1,450
	Sinclair Broadcast Group
	Inc. Class A	35,467	1,342
*	tronc Inc.	75,539	1,329
*	iRobot Corp.	14,078	1,080

			Market
			Value•
		Shares	($000)
	Toll Brothers Inc.	22,240	1,068
*	RH	10,026	864
	Strayer Education Inc.	8,758	785
*	Gray Television Inc.	36,930	619
*	Fox Factory Holding Corp.	15,016	583
	Bassett Furniture Industries
	Inc.	14,400	541
*	MSG Networks Inc.	22,925	464
	World Wrestling
	Entertainment Inc. Class A	13,137	402
	PICO Holdings Inc.	28,049	359
*	Chegg Inc.	10,692	175
*	MDC Partners Inc. Class A	15,070	147
			293,628
Consumer Staples (1.4%)
	Casey’s General Stores Inc.	61,418	6,875
*	HRG Group Inc.	274,152	4,647
*	Pilgrim’s Pride Corp.	134,645	4,182
	National Beverage Corp.	37,541	3,658
	Medifast Inc.	22,184	1,549
*	Sprouts Farmers Market Inc.	56,789	1,383
*	US Foods Holding Corp.	32,799	1,047
	Ingles Markets Inc. Class A	16,719	579
	John B Sanfilippo & Son Inc.	6,780	429
*	Chefs’ Warehouse Inc.	13,946	286
*	Central Garden & Pet Co.	6,196	241
	Lamb Weston Holdings Inc.	2,947	166
			25,042
Energy (0.9%)
	RPC Inc.	192,023	4,902
*	ProPetro Holding Corp.	215,363	4,342
*	RigNet Inc.	221,753	3,315
*	W&T Offshore Inc.	446,097	1,477
*	Par Pacific Holdings Inc.	52,259	1,008
*	Solaris Oilfield
	Infrastructure Inc. Class A	24,534	525
	CVR Energy Inc.	11,044	411
*	Abraxas Petroleum Corp.	113,400	279
			16,259
Financials (6.7%)
	LPL Financial Holdings Inc.	525,138	30,006
	Financial Engines Inc.	367,205	11,126
	Bank of the Ozarks	205,691	9,966
	WisdomTree Investments
	Inc.	784,923	9,851
	MSCI Inc. Class A	66,331	8,394
	Primerica Inc.	58,260	5,916
*	Essent Group Ltd.	122,732	5,329
*	Credit Acceptance Corp.	16,053	5,193
*	Green Dot Corp. Class A	82,321	4,961
	Houlihan Lokey Inc. Class A	102,505	4,657
*	Walker & Dunlop Inc.	90,440	4,296
	East West Bancorp Inc.	58,965	3,587
	Moelis & Co. Class A	34,582	1,677
*	World Acceptance Corp.	19,180	1,548
	Universal Insurance
	Holdings Inc.	54,660	1,495
*	Nationstar Mortgage
	Holdings Inc.	70,460	1,303

			Market
			Value•
		Shares	($000)
*	Regional Management
	Corp.	48,505	1,276
*	SVB Financial Group	5,026	1,175
*	Third Point Reinsurance
	Ltd.	79,070	1,158
*	Green Bancorp Inc.	53,226	1,080
*	NMI Holdings Inc. Class A	60,928	1,036
	Bank of NT Butterfield &
	Son Ltd.	17,616	639
	BGC Partners Inc. Class A	40,764	616
	Cboe Global Markets Inc.	4,052	505
	Legg Mason Inc.	9,136	384
*	Health Insurance
	Innovations Inc. Class A	7,404	185
			117,359
Health Care (17.0%)
	STERIS plc	205,025	17,934
	Cooper Cos. Inc.	60,938	13,277
*	MEDNAX Inc.	212,269	11,344
*	INC Research Holdings
	Inc. Class A	259,518	11,315
*	Prestige Brands Holdings
	Inc.	233,725	10,380
*	athenahealth Inc.	71,714	9,541
*	Catalent Inc.	222,423	9,137
*	Exact Sciences Corp.	173,155	9,098
*	Exelixis Inc.	264,917	8,053
*	DexCom Inc.	130,624	7,497
*	WellCare Health Plans Inc.	35,565	7,152
*	Immunomedics Inc.	408,638	6,604
*	PRA Health Sciences Inc.	68,187	6,210
*	Veeva Systems Inc.
	Class A	109,446	6,050
*	Charles River Laboratories
	International Inc.	55,057	6,026
	Chemed Corp.	24,172	5,874
*	Revance Therapeutics Inc.	164,235	5,871
*	Atara Biotherapeutics Inc.	323,217	5,850
*	Neurocrine Biosciences
	Inc.	74,755	5,800
*	Nevro Corp.	79,553	5,492
*	Endologix Inc.	1,022,906	5,473
*	Medidata Solutions Inc.	84,858	5,377
*	Bluebird Bio Inc.	29,272	5,213
*	DBV Technologies SA ADR	211,524	5,203
	HealthSouth Corp.	98,310	4,858
*	Juno Therapeutics Inc.	105,105	4,804
	Bruker Corp.	139,280	4,780
*	Masimo Corp.	56,174	4,764
	PerkinElmer Inc.	62,688	4,584
*	Insulet Corp.	62,878	4,339
*	ABIOMED Inc.	22,475	4,212
*	HealthEquity Inc.	88,285	4,119
*	Alnylam Pharmaceuticals
	Inc.	31,414	3,991
*	Array BioPharma Inc.	296,346	3,793
*	Align Technology Inc.	16,988	3,775
*	IDEXX Laboratories Inc.	23,658	3,700
*	Inogen Inc.	30,980	3,689
*	Corcept Therapeutics Inc.	183,570	3,315
*	Mettler-Toledo
	International Inc.	5,291	3,278
*	OraSure Technologies Inc.	166,040	3,132
*	ImmunoGen Inc.	451,272	2,893
*	Medpace Holdings Inc.	74,781	2,712
*	Bioverativ Inc.	47,151	2,542
*	Emergent BioSolutions Inc.	53,150	2,470
*	Akebia Therapeutics Inc.	161,195	2,397
*	Cardiovascular Systems
	Inc.	98,004	2,322
*	Lantheus Holdings Inc.	113,496	2,321

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	IQVIA Holdings Inc.	22,260	2,179
	Phibro Animal Health Corp.
	Class A	58,085	1,946
*	LHC Group Inc.	25,541	1,564
*	Triple-S Management Corp.
	Class B	59,303	1,474
*	Sangamo Therapeutics Inc.	87,164	1,429
*	Nektar Therapeutics
	Class A	21,336	1,274
*	Cotiviti Holdings Inc.	38,657	1,245
*	Cytokinetics Inc.	141,455	1,153
*,^ MiMedx Group Inc.		89,380	1,127
*	PTC Therapeutics Inc.	64,790	1,081
*	BioCryst Pharmaceuticals
	Inc.	206,272	1,013
*	Halozyme Therapeutics Inc.	49,047	994
*	Vanda Pharmaceuticals Inc.	64,911	987
	LeMaitre Vascular Inc.	27,958	890
*	Cutera Inc.	17,622	799
*	Conatus Pharmaceuticals
	Inc.	152,005	702
	Luminex Corp.	35,328	696
*	Spectrum Pharmaceuticals
	Inc.	35,092	665
*	Intersect ENT Inc.	18,607	603
*	Concert Pharmaceuticals
	Inc.	19,524	505
*	FibroGen Inc.	9,309	441
*	Tivity Health Inc.	11,693	427
*,^ Jounce Therapeutics Inc.		22,312	284
*	CorVel Corp.	5,280	279
*	NanoString Technologies
	Inc.	26,681	199
*	Merrimack Pharmaceuticals
	Inc.	16,186	166
*	Amphastar Pharmaceuticals
	Inc.	8,605	166
*	Immune Design Corp.	38,410	150
			296,999
Industrials (23.9%)
*	TriNet Group Inc.	675,496	29,952
*	Sensata Technologies
	Holding NV	514,407	26,291
	MSC Industrial Direct Co.
	Inc. Class A	197,292	19,070
*	Kirby Corp.	280,334	18,726
*	Clean Harbors Inc.	341,061	18,486
	Multi-Color Corp.	238,325	17,839
	Kennametal Inc.	366,631	17,749
	Heartland Express Inc.	722,478	16,863
	Allegion plc	181,679	14,454
	Tennant Co.	196,357	14,265
	HEICO Corp. Class A	179,831	14,216
^	Wabtec Corp.	153,058	12,464
	Forward Air Corp.	201,256	11,560
*	Proto Labs Inc.	109,067	11,234
*	United Rentals Inc.	56,591	9,729
*	Middleby Corp.	68,199	9,203
*	XPO Logistics Inc.	87,039	7,972
	Ritchie Bros Auctioneers
	Inc.	252,157	7,547
	Graco Inc.	158,349	7,161
	Allison Transmission
	Holdings Inc.	151,052	6,506
	Huntington Ingalls
	Industries Inc.	26,570	6,263
	John Bean Technologies
	Corp.	52,387	5,804
	Brink’s Co.	64,833	5,102
	ABM Industries Inc.	133,940	5,052
*	TransUnion	91,566	5,032

			Market
			Value•
		Shares	($000)
	Woodward Inc.	61,061	4,674
*	Harsco Corp.	242,891	4,530
*	Rush Enterprises Inc.
	Class A	88,826	4,513
	Spirit AeroSystems
	Holdings Inc. Class A	51,591	4,501
	Quad/Graphics Inc.	199,130	4,500
*	Aerojet Rocketdyne
	Holdings Inc.	137,001	4,274
	Copa Holdings SA Class A	31,586	4,234
	Global Brass & Copper
	Holdings Inc.	122,615	4,059
*	Continental Building
	Products Inc.	141,150	3,973
*	TrueBlue Inc.	139,827	3,845
*	Meritor Inc.	159,512	3,742
*	SPX Corp.	114,412	3,591
	EMCOR Group Inc.	40,658	3,324
*	MasTec Inc.	66,787	3,269
	Air Lease Corp. Class A	65,618	3,156
	Old Dominion Freight Line
	Inc.	22,613	2,975
	KBR Inc.	148,264	2,940
	Wabash National Corp.	135,052	2,931
*	CAI International Inc.	98,617	2,793
	Primoris Services Corp.	101,897	2,771
	Argan Inc.	54,424	2,449
	Kimball International Inc.
	Class B	120,003	2,240
	Greenbrier Cos. Inc.	41,217	2,197
*	SP Plus Corp.	57,789	2,144
*	Ply Gem Holdings Inc.	111,634	2,065
*	Moog Inc. Class A	16,600	1,442
*	Generac Holdings Inc.	26,055	1,290
*	Casella Waste Systems Inc.
	Class A	42,470	978
	MSA Safety Inc.	10,816	838
	Lincoln Electric Holdings
	Inc.	7,664	702
	Hawaiian Holdings Inc.	16,968	676
*	Sterling Construction Co.
	Inc.	38,536	627
	LSC Communications Inc.	39,735	602
	Raven Industries Inc.	17,302	594
	Toro Co.	9,083	592
	Barrett Business Services
	Inc.	8,700	561
	H&E Equipment Services
	Inc.	13,541	550
	Applied Industrial
	Technologies Inc.	7,812	532
*	Univar Inc.	16,649	515
*	Avis Budget Group Inc.	9,824	431
*	WABCO Holdings Inc.	2,914	418
*	Atkore International Group
	Inc.	18,910	406
	Barnes Group Inc.	6,206	393
*	TriMas Corp.	13,366	358
*	Milacron Holdings Corp.	18,060	346
*	Mercury Systems Inc.	6,135	315
*	Heritage-Crystal Clean Inc.	10,879	237
	National Presto Industries
	Inc.	1,643	163
*	TPI Composites Inc.	7,863	161
*	Roadrunner Transportation
	Systems Inc.	977	8
			417,965
Information Technology (22.3%)
	CDW Corp.	293,869	20,421
	SS&C Technologies
	Holdings Inc.	433,308	17,540

			Market
			Value•
		Shares	($000)
*	Cadence Design Systems
	Inc.	370,176	15,481
*	Shutterstock Inc.	315,927	13,594
	MAXIMUS Inc.	189,354	13,554
*	Cimpress NV	98,966	11,864
*	RealPage Inc.	237,941	10,541
*	2U Inc.	163,332	10,537
*	Trimble Inc.	256,546	10,426
*	Descartes Systems Group
	Inc.	313,658	8,908
*	Arista Networks Inc.	36,600	8,622
	Switch Inc.	472,143	8,588
*,^ Stratasys Ltd.		424,392	8,471
*	Presidio Inc.	430,502	8,253
*	Take-Two Interactive
	Software Inc.	71,800	7,882
*	Callidus Software Inc.	270,963	7,763
*	Barracuda Networks Inc.	265,591	7,304
*	ON Semiconductor Corp.	343,322	7,189
*,^ Advanced Micro Devices
	Inc.	692,526	7,119
*	Square Inc.	190,296	6,598
	Booz Allen Hamilton
	Holding Corp. Class A	162,932	6,213
*	CyberArk Software Ltd.	147,441	6,103
*	Zebra Technologies Corp.	56,772	5,893
*	Euronet Worldwide Inc.	66,877	5,636
*	Gartner Inc.	45,233	5,570
*,^ 3D Systems Corp.		637,698	5,510
	CSRA Inc.	183,459	5,489
*,^ Match Group Inc.		164,280	5,144
*	RingCentral Inc. Class A	105,479	5,105
*	Hortonworks Inc.	240,146	4,829
*	Extreme Networks Inc.	376,342	4,712
*	Five9 Inc.	188,152	4,681
*	CoStar Group Inc.	15,638	4,644
*	New Relic Inc.	80,115	4,628
	SYNNEX Corp.	32,447	4,411
*	Appfolio Inc.	98,696	4,096
*	Ultra Clean Holdings Inc.	177,171	4,091
*	Tableau Software Inc.
	Class A	58,067	4,018
*	Care.com Inc.	218,151	3,935
	TeleTech Holdings Inc.	96,574	3,887
*	Everi Holdings Inc.	513,092	3,869
*	TTM Technologies Inc.	237,553	3,722
*	Workiva Inc.	172,753	3,697
*	Itron Inc.	53,646	3,659
*	ChannelAdvisor Corp.	385,815	3,472
*	Cirrus Logic Inc.	66,004	3,423
	Broadridge Financial
	Solutions Inc.	35,662	3,230
*	Blucora Inc.	141,369	3,124
*	Glu Mobile Inc.	803,187	2,924
*	Carbonite Inc.	115,785	2,906
	Travelport Worldwide Ltd.	210,811	2,755
*,^ Unisys Corp.		332,021	2,706
*	Amkor Technology Inc.	263,469	2,648
	Teradyne Inc.	61,948	2,594
*	KEMET Corp.	169,222	2,548
*	A10 Networks Inc.	327,955	2,532
*	Pure Storage Inc. Class A	159,446	2,529
*	Sykes Enterprises Inc.	68,809	2,164
*	Apptio Inc. Class A	89,635	2,108
	CSG Systems International
	Inc.	39,402	1,727
*	TrueCar Inc.	144,828	1,622
*	Virtusa Corp.	35,399	1,560
*	Box Inc.	67,237	1,420
*	Wix.com Ltd.	24,471	1,408
*	Varonis Systems Inc.	27,413	1,331

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Etsy Inc.	56,459	1,155
	MKS Instruments Inc.	11,818	1,117
*	Zillow Group Inc. Class A	25,649	1,045
*	Rosetta Stone Inc.	80,912	1,009
*	Instructure Inc.	26,938	892
	Genpact Ltd.	27,254	865
*	CommerceHub Inc. Class A	38,897	855
*	Synaptics Inc.	21,309	851
*	ePlus Inc.	9,977	750
*	Axcelis Technologies Inc.	24,029	690
*	Avid Technology Inc.	120,221	648
*	Syntel Inc.	25,909	596
	Cohu Inc.	25,478	559
*	PFSweb Inc.	73,268	544
*	Control4 Corp.	16,706	497
*	Internap Corp.	30,725	483
*	Blackhawk Network
	Holdings Inc.	12,874	459
	Systemax Inc.	12,581	419
*	FormFactor Inc.	26,499	415
*	ANSYS Inc.	2,727	402
*	Ichor Holdings Ltd.	16,197	398
*	IPG Photonics Corp.	1,283	275
*	MobileIron Inc.	63,790	249
*	Pixelworks Inc.	34,574	219
	Brooks Automation Inc.	8,720	208
*	Alteryx Inc. Class A	7,335	185
*	Fortinet Inc.	3,912	171
*	CommerceHub Inc.	7,630	157
	Entegris Inc.	5,008	152
			391,193
Materials (3.6%)
	Graphic Packaging Holding
	Co.	650,470	10,050
	Chemours Co.	148,976	7,458
	Huntsman Corp.	177,959	5,924
*	Louisiana-Pacific Corp.	196,893	5,170
	Westlake Chemical Corp.	46,223	4,924
*	Owens-Illinois Inc.	215,057	4,768
*	Koppers Holdings Inc.	91,813	4,673
*	AdvanSix Inc.	103,820	4,368
	Packaging Corp. of America	35,689	4,302
	Kronos Worldwide Inc.	166,141	4,281
	Avery Dennison Corp.	15,300	1,757
	Greif Inc. Class A	25,002	1,515
	American Vanguard Corp.	40,500	796
	Boise Cascade Co.	19,166	765
	A Schulman Inc.	12,651	471
*	Century Aluminum Co.	21,279	418
	Rayonier Advanced
	Materials Inc.	19,493	399
*	Ingevity Corp.	3,164	223
			62,262
Other (0.0%)
*,2 NuPathe Inc. CVR		345,900	—

Real Estate (2.2%)
	National Storage Affiliates
	Trust	357,778	9,753
	Gaming and Leisure
	Properties Inc.	131,160	4,853
	Ryman Hospitality
	Properties Inc.	64,859	4,476
	Senior Housing Properties
	Trust	156,712	3,001

		Market
		Value•
	Shares	($000)
CubeSmart	95,013	2,748
CoreSite Realty Corp.	24,090	2,744
Sabra Health Care REIT Inc. 143,997		2,703
Iron Mountain Inc.	60,326	2,276
National Health Investors
Inc.	25,455	1,919
Equity LifeStyle Properties
Inc.	14,234	1,267
Four Corners Property
Trust Inc.	39,542	1,016
Universal Health Realty
Income Trust	11,100	834
First Industrial Realty Trust
Inc.	16,010	504
		38,094
Telecommunication Services (0.3%)
* Boingo Wireless Inc.	196,406	4,419
* Vonage Holdings Corp.	174,290	1,773
		6,192
Utilities (0.5%)
* Evoqua Water Technologies
Corp.	234,392	5,558
NRG Energy Inc.	133,367	3,798
		9,356
Total Common Stocks
(Cost $1,416,598)		1,674,349
Temporary Cash Investments (5.5%)[1]
Money Market Fund (5.2%)
[3,4] Vanguard Market Liquidity
Fund, 1.458%	907,523	90,762

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.3%)
United States Cash
Management Bill,
1.048%, 1/2/18	1,000	1,000
[5] United States Treasury
Bill, 1.089%–1.111%,
2/1/18	1,500	1,498
United States Treasury
Bill, 1.116%, 2/22/18	200	200
[5] United States Treasury
Bill, 1.169%, 3/22/18	2,300	2,293
		4,991
Total Temporary Cash Investments
(Cost $95,760)		95,753
Total Investments (101.1%)
(Cost $1,512,358)		1,770,102
Other Assets and Liabilities (-1.1%)
Other Assets		3,296
Liabilities[4]		(23,248)
		(19,952)
Net Assets (100%)
Applicable to 71,099,238 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,750,150
Net Asset Value Per Share		$24.62

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,676,751
Collateral Pledged for Futures
Contracts	2,589
Affiliated Vanguard Funds	90,762
Total Investments in Securities	1,770,102
Investment in Vanguard	96
Receivables for Investment Securities Sold 2,052
Receivables for Accrued Income	585
Receivables for Capital Shares Issued	306
Other Assets	257
Total Assets	1,773,398
Liabilities
Payables for Investment Securities
Purchased	4,758
Collateral for Securities on Loan	8,738
Payables to Investment Advisor	425
Payables for Capital Shares Redeemed	7,068
Payables to Vanguard	1,732
Variation Margin Payable—Futures Contracts 527
Total Liabilities	23,248
Net Assets	1,750,150

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,289,776
Undistributed Net Investment Income	5,673
Accumulated Net Realized Gains	196,765
Unrealized Appreciation (Depreciation)
Investment Securities	257,744
Futures Contracts	192
Net Assets	1,750,150

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $8,300,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.9%
and 2.2%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $8,738,000 of collateral received for securities on loan.
5 Securities with a value of $2,589,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Vanguard Small Company Growth Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2018	756	58,080	192

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Dividends	11,054
Interest[1]	1,187
Securities Lending—Net	502
Total Income	12,743
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,339
Performance Adjustment	72
The Vanguard Group—Note C
Management and Administrative	2,467
Marketing and Distribution	224
Custodian Fees	67
Auditing Fees	36
Shareholders’ Reports and Proxy	74
Trustees’ Fees and Expenses	3
Total Expenses	5,282
Net Investment Income	7,461
Realized Net Gain (Loss)
Investment Securities Sold[1]	188,177
Futures Contracts	7,853
Foreign Currencies	3
Realized Net Gain (Loss)	196,033
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	121,231
Futures Contracts	1,079
Change in Unrealized Appreciation
(Depreciation)	122,310
Net Increase (Decrease) in Net Assets
Resulting from Operations	325,804

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the portfolio were $1,145,000, $9,392,000, and ($4,000), respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,461	7,352
Realized Net Gain (Loss)	196,033	100,817
Change in Unrealized Appreciation (Depreciation)	122,310	70,278
Net Increase (Decrease) in Net Assets Resulting from Operations	325,804	178,447
Distributions
Net Investment Income	(7,204)	(4,424)
Realized Capital Gain[1]	(99,295)	(112,327)
Total Distributions	(106,499)	(116,751)
Capital Share Transactions
Issued	279,625	162,394
Issued in Lieu of Cash Distributions	106,499	116,751
Redeemed	(252,694)	(199,340)
Net Increase (Decrease) from Capital Share Transactions	133,430	79,805
Total Increase (Decrease)	352,735	141,501
Net Assets
Beginning of Period	1,397,415	1,255,914
End of Period[2]	1,750,150	1,397,415

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $33,769,000 and $5,320,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,673,000 and $5,413,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.50	$20.79	$24.14	$26.90	$20.08
Investment Operations
Net Investment Income	.109[1]	.116	.078	.085	.073
Net Realized and Unrealized Gain (Loss)
on Investments	4.652	2.547	(.577)	.610	8.674
Total from Investment Operations	4.761	2.663	(.499)	.695	8.747
Distributions
Dividends from Net Investment Income	(.111)	(.074)	(.087)	(.075)	(.160)
Distributions from Realized Capital Gains	(1.530)	(1.879)	(2.764)	(3.380)	(1.767)
Total Distributions	(1.641)	(1.953)	(2.851)	(3.455)	(1.927)
Net Asset Value, End of Period	$24.62	$21.50	$20.79	$24.14	$26.90
Total Return	23.46%	14.94%	-2.75%	3.38%	46.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,750	$1,397	$1,256	$1,329	$1,406
Ratio of Total Expenses to Average Net Assets[2]	0.34%	0.36%	0.37%	0.39%	0.38%
Ratio of Net Investment Income to
Average Net Assets	0.48%	0.58%	0.33%	0.34%	0.32%
Portfolio Turnover Rate	93%	91%	57%	43%	64%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), 0.01%, and 0.01%.

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Vanguard Small Company Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio’s average investments in long and short futures contracts represented 5% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

Vanguard Small Company Growth Portfolio

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. ArrowMark Colorado Holdings, LLC (formerly Arrowpoint Asset Management, LLC), provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since March 31, 2016. Until March 2017, a portion of the portfolio was managed by Granahan Investment Management, Inc. The basic fee of Granahan Investment Management, Inc., was subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $839,000 for the year ended December 31, 2017.

For the year ended December 31, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $72,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $96,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,674,349	—	—
Temporary Cash Investments	90,762	4,991	—
Futures Contracts—Liabilities[1]	(527)	—	—
Total	1,764,584	4,991	—
1 Represents variation margin on the last day of the reporting period.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Vanguard Small Company Growth Portfolio

For tax purposes, at December 31, 2017, the portfolio had $56,900,000 of ordinary income and $147,264,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $1,512,358,000. Net unrealized appreciation of investment securities for tax purposes was $257,744,000, consisting of unrealized gains of $303,325,000 on securities that had risen in value since their purchase and $45,581,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2017, the portfolio purchased $1,392,311,000 of investment securities and sold $1,355,401,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	12,208	8,177
Issued in Lieu of Cash Distributions	5,074	6,660
Redeemed	(11,169)	(10,263)
Net Increase (Decrease) in Shares Outstanding	6,113	4,574

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 54% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Small Company Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard Small
Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $65,528,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 13.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,110.01	$1.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.73

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Vanguard Small Company Growth Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-
Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard® Total Bond Market Index Portfolio

Interest rates were pulled in different directions through much of 2017, but bond prices overall ended higher than where they had started. Vanguard Total Bond Market Index Portfolio returned 3.57% for the 12-month period, thanks in part to the increased market value of its holdings. The portfolio’s performance was in line with that of its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and a little shy of the average return of its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of December 31, 2017, the portfolio’s 30-day SEC yield was 2.44%, up from 2.33% at the end of 2016.

The Federal Reserve further tightened monetary policy

The macroeconomic backdrop remained positive. GDP growth accelerated as the year progressed, and solid job creation helped push the U.S. unemployment rate to a 17-year low of 4.1%. Defying expectations, the tight labor market did not translate into significant wage increases, and inflation remained subdued.

The Federal Reserve saw the economy as strong enough to stand further moves toward monetary policy normalization. It raised short-term interest rates in March, June, and December, putting the federal funds target range at 1.25%–1.5%. In October, it also began reducing its $4.5 trillion balance sheet. The yield of the 2-year U.S. Treasury note rose 70 basis points over the period to 1.89%, and that of the 5-year note rose 28 basis points to 2.21%. (A basis point is one one-hundredth of a percentage point.)

The longer-term U.S. outlook remained largely unchanged

The 12-month period began with optimism about the Trump administration’s agenda for tax reform, infrastructure spending, and greater deregulation—all of which were expected to spark economic growth. The outlook dimmed a little, however, as it became clear that the slate of policy initiatives could prove harder to implement than anticipated.

Long-term market expectations for growth and inflation finished the period not far from where they started, even with the fiscal stimulus in the tax-reform bill that was signed into law just before year-end. That steady outlook was reflected in the yield of the bellwether 10-year Treasury note, which finished 2017 at 2.41%, down just 4 basis points from a year earlier.

Corporate issues outperformed other bond market segments

Treasuries, which make up roughly 40% of the portfolio, returned more than 2%. Long-term Treasuries, which fell sharply over the final months of 2016, climbed about 8.5% in 2017. Intermediate-term Treasuries rose much more modestly, by a little over 1%. Returns of government mortgage-backed securities were more or less in line with those of Treasuries.

Investment-grade corporate bonds returned about 6.4%. Here, too, long-term bonds outperformed, returning just over 12%. The average spread in corporate bond yields versus Treasuries finished a little tighter as growth prospects picked up.

By sector, bonds issued by utilities and industrial companies outpaced those of financial institutions. By credit quality, lower-rated bonds advanced more than higher-rated ones.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
December 31, 2017		Annual Return
Vanguard Total Bond Market Index Portfolio	3.57%	3.89%
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index[1]	3.63	4.03
Spliced Variable Insurance Core Bond Funds Average[2,3]	3.73	3.81

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[4]
Your Portfolio Compared With Its Peer Group
		Variable
		Insurance
		Core Bond
	Portfolio	Funds Average
Total Bond Market Index Portfolio	0.15%	0.73%

1 Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.
2 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Variable Insurance Core Bond Funds Average thereafter.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio’s expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Total Bond Market Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Total Bond Market Index
Portfolio	182,227,922	10,773,445	7,556,507	0	90.9%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Total Bond Market Index
Portfolio	183,551,100	10,648,091	6,358,683	0	91.5%

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of December 31, 2017

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Bonds	6,520	9,706
Yield [2]	2.4%	2.7%
Yield to Maturity	2.7%[3]	2.7%
Average Coupon	3.0%	3.0%
Average Effective Maturity	8.4 years	8.3 years
Average Duration	6.1 years	6.1 years
Expense Ratio [4]	0.15%	—
Short-Term Reserves	3.7%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.04

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	0.4%
1–3 Years	23.2
3–5 Years	19.6
5–10 Years	39.3
10–20 Years	3.8
20–30 Years	13.1
Over 30 Years	0.6

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.1%
Finance	8.9
Foreign	5.6
Government Mortgage-Backed	21.2
Industrial	17.3
Treasury/Agency	42.7
Utilities	2.0
Other	0.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	63.9%
Aaa	5.3
Aa	3.5
A	12.6
Baa	14.7

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Bloomberg Barclays U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio’s expense ratio was 0.15%.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	3.57%	1.96%	3.89%	$14,648
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index[1]	3.63	2.10	4.03	14,845
Spliced Variable Insurance Core
Bond Funds Average[2,3]	3.73	2.06	3.81	14,530

Fiscal-Year Total Returns (%): December 31, 2007–December 31, 2017

Total Bond Market Index Portfolio
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index[1]

1 Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter. 2 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Variable Insurance Core Bond Funds Average thereafter. 3 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (63.7%)
U.S. Government Securities (40.7%)
United States Treasury Note/Bond	1.125%	1/31/19	1,525	1,514
United States Treasury Note/Bond	1.250%	1/31/19	1,300	1,292
United States Treasury Note/Bond	1.500%	1/31/19	11,025	10,984
United States Treasury Note/Bond	2.750%	2/15/19	2,050	2,070
United States Treasury Note/Bond	8.875%	2/15/19	110	119
United States Treasury Note/Bond	1.125%	2/28/19	7,635	7,573
United States Treasury Note/Bond	1.375%	2/28/19	8,575	8,528
United States Treasury Note/Bond	1.500%	2/28/19	6,500	6,474
United States Treasury Note/Bond	1.000%	3/15/19	10,780	10,672
United States Treasury Note/Bond	1.250%	3/31/19	3,570	3,543
United States Treasury Note/Bond	1.500%	3/31/19	575	572
United States Treasury Note/Bond	1.625%	3/31/19	5,100	5,086
United States Treasury Note/Bond	1.250%	4/30/19	10,716	10,631
United States Treasury Note/Bond	1.625%	4/30/19	12,543	12,506
United States Treasury Note/Bond	0.875%	5/15/19	12,139	11,982
United States Treasury Note/Bond	3.125%	5/15/19	5,200	5,289
United States Treasury Note/Bond	1.125%	5/31/19	5,650	5,593
United States Treasury Note/Bond	1.250%	5/31/19	2,518	2,497
United States Treasury Note/Bond	1.500%	5/31/19	5,100	5,074
United States Treasury Note/Bond	0.875%	6/15/19	6,053	5,969
United States Treasury Note/Bond	1.000%	6/30/19	441	436
United States Treasury Note/Bond	1.250%	6/30/19	14,850	14,718
United States Treasury Note/Bond	1.625%	6/30/19	3,702	3,689
United States Treasury Note/Bond	0.750%	7/15/19	10,440	10,265
United States Treasury Note/Bond	1.375%	7/31/19	1,645	1,633
United States Treasury Note/Bond	1.625%	7/31/19	2,487	2,478
United States Treasury Note/Bond	0.750%	8/15/19	8,514	8,364
United States Treasury Note/Bond	3.625%	8/15/19	1,800	1,850
United States Treasury Note/Bond	8.125%	8/15/19	64	70
United States Treasury Note/Bond	1.000%	8/31/19	175	173
United States Treasury Note/Bond	1.250%	8/31/19	1,500	1,485
United States Treasury Note/Bond	1.625%	8/31/19	4,236	4,219
United States Treasury Note/Bond	0.875%	9/15/19	6,355	6,249
United States Treasury Note/Bond	1.000%	9/30/19	2,075	2,045
United States Treasury Note/Bond	1.750%	9/30/19	2,150	2,145
United States Treasury Note/Bond	1.250%	10/31/19	625	618
United States Treasury Note/Bond	1.500%	10/31/19	3,660	3,635
United States Treasury Note/Bond	1.000%	11/15/19	5,275	5,190
United States Treasury Note/Bond	3.375%	11/15/19	10,318	10,602
United States Treasury Note/Bond	1.500%	11/30/19	4,242	4,211
United States Treasury Note/Bond	1.750%	11/30/19	55	55
United States Treasury Note/Bond	1.375%	12/15/19	7,160	7,091
United States Treasury Note/Bond	1.125%	12/31/19	500	493
United States Treasury Note/Bond	1.625%	12/31/19	3,275	3,258
United States Treasury Note/Bond	1.875%	12/31/19	1,520	1,520
United States Treasury Note/Bond	1.250%	1/31/20	424	418
United States Treasury Note/Bond	1.375%	1/31/20	664	657
United States Treasury Note/Bond	1.375%	2/15/20	9,610	9,505
United States Treasury Note/Bond	3.625%	2/15/20	11,175	11,573
United States Treasury Note/Bond	8.500%	2/15/20	887	1,009
United States Treasury Note/Bond	1.250%	2/29/20	2,143	2,114
United States Treasury Note/Bond	1.375%	2/29/20	7,494	7,410
United States Treasury Note/Bond	1.625%	3/15/20	27,955	27,789
United States Treasury Note/Bond	1.125%	3/31/20	5,900	5,799
United States Treasury Note/Bond	1.375%	3/31/20	7,070	6,988
United States Treasury Note/Bond	1.500%	4/15/20	5,780	5,727
United States Treasury Note/Bond	1.125%	4/30/20	7,175	7,047

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.375%	4/30/20	12,273	12,122
United States Treasury Note/Bond	1.500%	5/15/20	10,100	10,002
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,643
United States Treasury Note/Bond	1.375%	5/31/20	4,300	4,245
United States Treasury Note/Bond	1.500%	5/31/20	4,508	4,463
United States Treasury Note/Bond	1.500%	6/15/20	19,980	19,777
United States Treasury Note/Bond	1.625%	6/30/20	1,110	1,102
United States Treasury Note/Bond	1.875%	6/30/20	7,025	7,016
United States Treasury Note/Bond	1.500%	7/15/20	17,367	17,182
United States Treasury Note/Bond	1.625%	7/31/20	5,194	5,154
United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,423
United States Treasury Note/Bond	1.500%	8/15/20	12,710	12,571
United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,297
United States Treasury Note/Bond	8.750%	8/15/20	8,425	9,876
United States Treasury Note/Bond	1.375%	8/31/20	1,825	1,798
United States Treasury Note/Bond	2.125%	8/31/20	967	972
United States Treasury Note/Bond	1.375%	9/15/20	18,519	18,256
United States Treasury Note/Bond	2.000%	9/30/20	597	598
United States Treasury Note/Bond	1.625%	10/15/20	21,575	21,383
United States Treasury Note/Bond	1.375%	10/31/20	6,831	6,720
United States Treasury Note/Bond	1.750%	10/31/20	7,636	7,593
United States Treasury Note/Bond	1.750%	11/15/20	14,080	13,999
United States Treasury Note/Bond	2.625%	11/15/20	2,290	2,331
United States Treasury Note/Bond	1.625%	11/30/20	5,586	5,529
United States Treasury Note/Bond	2.000%	11/30/20	8,575	8,583
United States Treasury Note/Bond	1.875%	12/15/20	5,000	4,985
United States Treasury Note/Bond	1.750%	12/31/20	5,856	5,815
United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,240
United States Treasury Note/Bond	1.375%	1/31/21	1,933	1,896
United States Treasury Note/Bond	2.125%	1/31/21	4,171	4,185
United States Treasury Note/Bond	3.625%	2/15/21	6,833	7,165
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,389
United States Treasury Note/Bond	1.125%	2/28/21	580	564
United States Treasury Note/Bond	2.000%	2/28/21	4,050	4,047
United States Treasury Note/Bond	1.250%	3/31/21	11,715	11,426
United States Treasury Note/Bond	2.250%	3/31/21	9,450	9,512
United States Treasury Note/Bond	1.375%	4/30/21	650	636
United States Treasury Note/Bond	2.250%	4/30/21	5,375	5,409
United States Treasury Note/Bond	3.125%	5/15/21	5,975	6,183
United States Treasury Note/Bond	1.375%	5/31/21	4,340	4,242
United States Treasury Note/Bond	2.000%	5/31/21	9,483	9,465
United States Treasury Note/Bond	1.125%	6/30/21	6,671	6,459
United States Treasury Note/Bond	1.125%	7/31/21	9,520	9,206
United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,461
United States Treasury Note/Bond	2.125%	8/15/21	3,845	3,850
United States Treasury Note/Bond	1.125%	8/31/21	1,578	1,524
United States Treasury Note/Bond	2.000%	8/31/21	7,250	7,225
United States Treasury Note/Bond	1.125%	9/30/21	1,417	1,367
United States Treasury Note/Bond	2.125%	9/30/21	1,900	1,901
United States Treasury Note/Bond	1.250%	10/31/21	4,654	4,509
United States Treasury Note/Bond	2.000%	10/31/21	4,670	4,650
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,062
United States Treasury Note/Bond	1.750%	11/30/21	5,622	5,543
United States Treasury Note/Bond	1.875%	11/30/21	3,526	3,497
United States Treasury Note/Bond	2.000%	12/31/21	3,795	3,775
United States Treasury Note/Bond	2.125%	12/31/21	3,528	3,528
United States Treasury Note/Bond	1.500%	1/31/22	2,600	2,535
United States Treasury Note/Bond	1.875%	1/31/22	8,835	8,742
United States Treasury Note/Bond	2.000%	2/15/22	235	234
United States Treasury Note/Bond	1.750%	2/28/22	6,530	6,428

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.875%	2/28/22	5,015	4,960
United States Treasury Note/Bond	1.750%	3/31/22	8,649	8,506
United States Treasury Note/Bond	1.875%	3/31/22	5,865	5,798
United States Treasury Note/Bond	1.750%	4/30/22	4,200	4,127
United States Treasury Note/Bond	1.875%	4/30/22	3,760	3,715
United States Treasury Note/Bond	1.750%	5/15/22	1,367	1,345
United States Treasury Note/Bond	1.750%	5/31/22	5,633	5,534
United States Treasury Note/Bond	1.875%	5/31/22	5,650	5,585
United States Treasury Note/Bond	1.750%	6/30/22	14,425	14,164
United States Treasury Note/Bond	2.125%	6/30/22	1,040	1,038
United States Treasury Note/Bond	1.875%	7/31/22	2,967	2,926
United States Treasury Note/Bond	2.000%	7/31/22	6,025	5,979
United States Treasury Note/Bond	1.625%	8/15/22	169	165
United States Treasury Note/Bond	7.250%	8/15/22	100	122
United States Treasury Note/Bond	1.625%	8/31/22	6,905	6,732
United States Treasury Note/Bond	1.875%	8/31/22	4,495	4,432
United States Treasury Note/Bond	1.750%	9/30/22	10,287	10,080
United States Treasury Note/Bond	1.875%	9/30/22	13,975	13,772
United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,425
United States Treasury Note/Bond	2.000%	10/31/22	7,830	7,761
United States Treasury Note/Bond	1.625%	11/15/22	4,125	4,019
United States Treasury Note/Bond	7.625%	11/15/22	40	50
United States Treasury Note/Bond	2.000%	11/30/22	21,708	21,515
United States Treasury Note/Bond	2.125%	12/31/22	15,099	15,035
United States Treasury Note/Bond	1.750%	1/31/23	7,625	7,455
United States Treasury Note/Bond	2.000%	2/15/23	123	122
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,088
United States Treasury Note/Bond	1.500%	2/28/23	2,070	1,997
United States Treasury Note/Bond	1.500%	3/31/23	9,130	8,800
United States Treasury Note/Bond	1.625%	4/30/23	5,215	5,055
United States Treasury Note/Bond	1.750%	5/15/23	8,100	7,900
United States Treasury Note/Bond	1.625%	5/31/23	7,175	6,949
United States Treasury Note/Bond	1.375%	6/30/23	5,050	4,823
United States Treasury Note/Bond	1.250%	7/31/23	3,300	3,127
United States Treasury Note/Bond	2.500%	8/15/23	4,760	4,825
United States Treasury Note/Bond	6.250%	8/15/23	6,565	7,948
United States Treasury Note/Bond	1.375%	8/31/23	10,235	9,757
United States Treasury Note/Bond	1.375%	9/30/23	1,615	1,538
United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,620
United States Treasury Note/Bond	2.750%	11/15/23	11,011	11,307
United States Treasury Note/Bond	2.125%	11/30/23	6,400	6,348
United States Treasury Note/Bond	2.250%	12/31/23	3,450	3,442
United States Treasury Note/Bond	2.250%	1/31/24	825	823
United States Treasury Note/Bond	2.750%	2/15/24	8,910	9,142
United States Treasury Note/Bond	2.125%	2/29/24	8,265	8,182
United States Treasury Note/Bond	2.125%	3/31/24	9,700	9,600
United States Treasury Note/Bond	2.000%	4/30/24	385	378
United States Treasury Note/Bond	2.500%	5/15/24	9,960	10,072
United States Treasury Note/Bond	2.000%	5/31/24	8,489	8,328
United States Treasury Note/Bond	2.000%	6/30/24	16,655	16,327
United States Treasury Note/Bond	2.125%	7/31/24	7,736	7,643
United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,596
United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,528
United States Treasury Note/Bond	2.125%	9/30/24	2,694	2,660
United States Treasury Note/Bond	2.250%	10/31/24	7,630	7,591
United States Treasury Note/Bond	2.250%	11/15/24	11,681	11,617
United States Treasury Note/Bond	7.500%	11/15/24	25	33
United States Treasury Note/Bond	2.125%	11/30/24	11,050	10,903
United States Treasury Note/Bond	2.250%	12/31/24	4,900	4,872
United States Treasury Note/Bond	2.000%	2/15/25	8,325	8,136
United States Treasury Note/Bond	2.125%	5/15/25	18,810	18,519
United States Treasury Note/Bond	2.000%	8/15/25	10,781	10,504
United States Treasury Note/Bond	6.875%	8/15/25	1,957	2,574
United States Treasury Note/Bond	2.250%	11/15/25	7,246	7,180
United States Treasury Note/Bond	1.625%	2/15/26	17,546	16,564
United States Treasury Note/Bond	1.625%	5/15/26	9,289	8,749
United States Treasury Note/Bond	1.500%	8/15/26	4,949	4,602
United States Treasury Note/Bond	6.750%	8/15/26	630	845
United States Treasury Note/Bond	2.000%	11/15/26	17,605	17,033
United States Treasury Note/Bond	6.500%	11/15/26	765	1,015
United States Treasury Note/Bond	2.250%	2/15/27	5,557	5,482

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,435
	United States Treasury Note/Bond	2.375%	5/15/27	10,622	10,590
	United States Treasury Note/Bond	2.250%	8/15/27	7,822	7,709
	United States Treasury Note/Bond	6.375%	8/15/27	185	248
	United States Treasury Note/Bond	2.250%	11/15/27	14,858	14,645
	United States Treasury Note/Bond	6.125%	11/15/27	346	458
	United States Treasury Note/Bond	5.500%	8/15/28	955	1,229
	United States Treasury Note/Bond	5.250%	11/15/28	2,435	3,089
	United States Treasury Note/Bond	6.125%	8/15/29	830	1,139
	United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,897
	United States Treasury Note/Bond	4.500%	2/15/36	3,500	4,506
	United States Treasury Note/Bond	4.750%	2/15/37	400	533
	United States Treasury Note/Bond	5.000%	5/15/37	900	1,234
	United States Treasury Note/Bond	4.375%	2/15/38	3,400	4,345
	United States Treasury Note/Bond	3.500%	2/15/39	2,395	2,733
	United States Treasury Note/Bond	4.250%	5/15/39	6,632	8,379
	United States Treasury Note/Bond	4.500%	8/15/39	2,306	3,010
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,623
	United States Treasury Note/Bond	4.625%	2/15/40	5,050	6,712
	United States Treasury Note/Bond	4.375%	5/15/40	3,735	4,812
	United States Treasury Note/Bond	3.875%	8/15/40	3,680	4,432
	United States Treasury Note/Bond	4.250%	11/15/40	1,780	2,259
	United States Treasury Note/Bond	4.750%	2/15/41	3,956	5,367
	United States Treasury Note/Bond	4.375%	5/15/41	1,840	2,380
	United States Treasury Note/Bond	3.750%	8/15/41	5,550	6,573
	United States Treasury Note/Bond	3.125%	11/15/41	1,916	2,058
	United States Treasury Note/Bond	3.125%	2/15/42	1,431	1,537
	United States Treasury Note/Bond	3.000%	5/15/42	10,225	10,757
	United States Treasury Note/Bond	2.750%	8/15/42	7,240	7,284
	United States Treasury Note/Bond	2.750%	11/15/42	10,096	10,151
	United States Treasury Note/Bond	3.125%	2/15/43	6,075	6,526
	United States Treasury Note/Bond	2.875%	5/15/43	6,850	7,036
	United States Treasury Note/Bond	3.625%	8/15/43	6,980	8,146
	United States Treasury Note/Bond	3.750%	11/15/43	4,617	5,496
	United States Treasury Note/Bond	3.625%	2/15/44	3,224	3,767
	United States Treasury Note/Bond	3.375%	5/15/44	6,129	6,870
	United States Treasury Note/Bond	3.125%	8/15/44	8,006	8,594
	United States Treasury Note/Bond	3.000%	11/15/44	10,540	11,069
	United States Treasury Note/Bond	2.500%	2/15/45	6,460	6,158
	United States Treasury Note/Bond	3.000%	5/15/45	4,767	5,006
	United States Treasury Note/Bond	2.875%	8/15/45	9,208	9,436
	United States Treasury Note/Bond	3.000%	11/15/45	3,799	3,990
	United States Treasury Note/Bond	2.500%	2/15/46	8,128	7,734
	United States Treasury Note/Bond	2.500%	5/15/46	6,381	6,069
	United States Treasury Note/Bond	2.250%	8/15/46	5,306	4,785
	United States Treasury Note/Bond	2.875%	11/15/46	12,500	12,820
	United States Treasury Note/Bond	3.000%	2/15/47	562	591
	United States Treasury Note/Bond	3.000%	5/15/47	5,393	5,669
	United States Treasury Note/Bond	2.750%	8/15/47	14,290	14,303
	United States Treasury Note/Bond	2.750%	11/15/47	9,323	9,335
1,422,694
Agency Bonds and Notes (1.7%)
[1]	AID-Iraq	2.149%	1/18/22	100	100
[1]	AID-Israel	5.500%	12/4/23	50	58
[1]	AID-Israel	5.500%	4/26/24	475	558
[1]	AID-Jordan	1.945%	6/23/19	200	200
[1]	AID-Jordan	2.503%	10/30/20	225	226
[1]	AID-Jordan	2.578%	6/30/22	200	201
[1]	AID-Jordan	3.000%	6/30/25	200	205
[1]	AID-Ukraine	1.844%	5/16/19	200	199
[1]	AID-Ukraine	1.847%	5/29/20	200	198
[1]	AID-Ukraine	1.471%	9/29/21	175	170
[2]	Federal Farm Credit Banks	5.150%	11/15/19	500	529
[2]	Federal Farm Credit Banks	1.680%	10/13/20	200	198
[2]	Federal Farm Credit Banks	3.500%	12/20/23	75	80
[2]	Federal Home Loan Banks	1.250%	1/16/19	500	497
[2]	Federal Home Loan Banks	1.375%	3/18/19	500	497
[2]	Federal Home Loan Banks	1.375%	5/28/19	500	496
[2]	Federal Home Loan Banks	1.125%	6/21/19	1,200	1,187
[2]	Federal Home Loan Banks	0.875%	8/5/19	550	541
[2]	Federal Home Loan Banks	1.000%	9/26/19	600	591

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2]	Federal Home Loan Banks	1.500%	10/21/19	1,100	1,092
[2]	Federal Home Loan Banks	1.375%	11/15/19	400	396
[2]	Federal Home Loan Banks	1.875%	3/13/20	75	75
[2]	Federal Home Loan Banks	4.125%	3/13/20	300	314
[2]	Federal Home Loan Banks	1.375%	9/28/20	475	467
[2]	Federal Home Loan Banks	5.250%	12/11/20	425	464
[2]	Federal Home Loan Banks	1.375%	2/18/21	450	441
[2]	Federal Home Loan Banks	5.625%	6/11/21	35	39
[2]	Federal Home Loan Banks	1.125%	7/14/21	525	507
[2]	Federal Home Loan Banks	1.875%	11/29/21	500	495
[2]	Federal Home Loan Banks	2.125%	3/10/23	970	961
[2]	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,918
[3]	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	625	639
[3]	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	600	594
[3]	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,148
[3]	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	871	857
[3]	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	479	474
[3]	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	3,000	2,974
[3]	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,137
[3]	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	500	495
[3]	Federal Home Loan Mortgage Corp.	1.375%	4/20/20	440	434
[3]	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	860	848
[3]	Federal Home Loan Mortgage Corp.	1.875%	11/17/20	1,506	1,499
[3]	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	965
[3]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	805
[3]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	177
[3]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,177
[3]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	703
[3]	Federal National Mortgage Assn.	1.125%	12/14/18	1,315	1,306
[3]	Federal National Mortgage Assn.	1.375%	1/28/19	600	597
[3]	Federal National Mortgage Assn.	1.875%	2/19/19	500	500
[3]	Federal National Mortgage Assn.	1.000%	2/26/19	550	545
[3]	Federal National Mortgage Assn.	1.750%	6/20/19	1,000	998
[3]	Federal National Mortgage Assn.	0.875%	8/2/19	1,000	984
[3]	Federal National Mortgage Assn.	1.000%	8/28/19	1,700	1,675
[3]	Federal National Mortgage Assn.	1.750%	9/12/19	2,000	1,994
[3]	Federal National Mortgage Assn.	0.000%	10/9/19	570	550
[3]	Federal National Mortgage Assn.	1.000%	10/24/19	500	492
[3]	Federal National Mortgage Assn.	1.750%	11/26/19	1,000	996
[3]	Federal National Mortgage Assn.	1.625%	1/21/20	1,000	993
[3]	Federal National Mortgage Assn.	1.500%	2/28/20	632	626
[3]	Federal National Mortgage Assn.	1.500%	6/22/20	1,000	988
[3]	Federal National Mortgage Assn.	1.500%	7/30/20	1,000	987
[3]	Federal National Mortgage Assn.	1.500%	11/30/20	694	683
[3]	Federal National Mortgage Assn.	1.875%	12/28/20	1,000	995
[3]	Federal National Mortgage Assn.	1.375%	2/26/21	550	538
[3]	Federal National Mortgage Assn.	1.250%	8/17/21	525	509
[3]	Federal National Mortgage Assn.	1.375%	10/7/21	1,200	1,167
[3]	Federal National Mortgage Assn.	2.000%	1/5/22	500	496
[3]	Federal National Mortgage Assn.	2.000%	10/5/22	850	839
[3]	Federal National Mortgage Assn.	2.625%	9/6/24	500	506
[3]	Federal National Mortgage Assn.	2.125%	4/24/26	575	557
[3]	Federal National Mortgage Assn.	1.875%	9/24/26	500	472
[3]	Federal National Mortgage Assn.	6.250%	5/15/29	175	233
[3]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,328
[3]	Federal National Mortgage Assn.	7.250%	5/15/30	300	437
[3]	Federal National Mortgage Assn.	6.625%	11/15/30	300	422
[3]	Federal National Mortgage Assn.	5.625%	7/15/37	275	384
	Private Export Funding Corp.	4.375%	3/15/19	200	206
	Private Export Funding Corp.	1.450%	8/15/19	125	124
	Private Export Funding Corp.	2.250%	3/15/20	150	151
	Private Export Funding Corp.	2.300%	9/15/20	50	50
	Private Export Funding Corp.	4.300%	12/15/21	100	108
	Private Export Funding Corp.	2.800%	5/15/22	125	127
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,059
	Private Export Funding Corp.	3.550%	1/15/24	100	106
	Private Export Funding Corp.	2.450%	7/15/24	100	100
	Private Export Funding Corp.	3.250%	6/15/25	50	52
[2]	Tennessee Valley Authority	3.875%	2/15/21	250	263
[2]	Tennessee Valley Authority	1.875%	8/15/22	175	172
[2]	Tennessee Valley Authority	2.875%	9/15/24	191	195

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[2] Tennessee Valley Authority	6.750%	11/1/25	134	173
[2] Tennessee Valley Authority	7.125%	5/1/30	1,000	1,436
[2] Tennessee Valley Authority	4.650%	6/15/35	175	213
[2] Tennessee Valley Authority	5.880%	4/1/36	250	349
[2] Tennessee Valley Authority	5.500%	6/15/38	100	137
[2] Tennessee Valley Authority	5.250%	9/15/39	412	553
[2] Tennessee Valley Authority	4.875%	1/15/48	100	130
[2] Tennessee Valley Authority	5.375%	4/1/56	50	70
[2] Tennessee Valley Authority	4.625%	9/15/60	180	226
[2] Tennessee Valley Authority	4.250%	9/15/65	200	236
				59,859
Conventional Mortgage-Backed Securities (21.2%)
[3,4] Fannie Mae Pool	2.000%	11/1/27–
		11/1/31	2,247	2,202
[3,4,5] Fannie Mae Pool	2.500%	1/1/27–
		10/1/46	23,926	23,956
[3,4,5] Fannie Mae Pool	3.000%	11/1/25–
		1/1/48	79,684	80,349
[3,4,5] Fannie Mae Pool	3.500%	10/1/20–
		1/1/48	88,395	91,103
[3,4,5] Fannie Mae Pool	4.000%	8/1/18–
		1/1/48	59,402	62,343
[3,4,5] Fannie Mae Pool	4.500%	2/1/18–
		1/1/48	23,011	24,604
[3,4] Fannie Mae Pool	5.000%	2/1/18–
		1/1/44	9,277	9,981
[3,4] Fannie Mae Pool	5.500%	3/1/18–
		4/1/40	7,596	8,318
[3,4] Fannie Mae Pool	6.000%	3/1/18–
		5/1/41	4,908	5,489
[3,4] Fannie Mae Pool	6.500%	11/1/18–
		10/1/39	1,350	1,490
[3,4] Fannie Mae Pool	7.000%	6/1/23–
		11/1/37	424	475
[3,4] Fannie Mae Pool	7.500%	11/1/22–
		2/1/32	41	47
[3,4] Fannie Mae Pool	8.000%	6/1/22–
		11/1/30	35	38
[3,4] Fannie Mae Pool	8.500%	7/1/22–
		4/1/31	10	11
[3,4] Fannie Mae Pool	9.000%	7/1/22–
		12/1/24	2	2
[3,4] Fannie Mae Pool	9.500%	9/1/19–
		2/1/25	2	2
[3,4] Freddie Mac Gold Pool	2.000%	8/1/28–
		12/1/31	925	907
[3,4,5] Freddie Mac Gold Pool	2.500%	4/1/27–
		10/1/46	16,860	16,876
[3,4,5] Freddie Mac Gold Pool	3.000%	10/1/26–
		2/1/48	54,993	55,416
[3,4,5] Freddie Mac Gold Pool	3.500%	9/1/25–
		1/1/48	59,122	60,916
[3,4,5] Freddie Mac Gold Pool	4.000%	7/1/18–
		1/1/48	34,898	36,595
[3,4,5] Freddie Mac Gold Pool	4.500%	1/1/18–
		1/1/48	13,775	14,654
[3,4] Freddie Mac Gold Pool	5.000%	1/1/18–
		10/1/41	4,902	5,268
[3,4] Freddie Mac Gold Pool	5.500%	12/1/18–
		6/1/41	4,027	4,403
[3,4] Freddie Mac Gold Pool	6.000%	8/1/20–
		3/1/39	2,916	3,248
[3,4] Freddie Mac Gold Pool	6.500%	8/1/23–
		4/1/39	859	956
[3,4] Freddie Mac Gold Pool	7.000%	4/1/23–
		2/1/37	306	347
[3,4] Freddie Mac Gold Pool	7.500%	1/1/23–
		4/1/28	24	26
[3,4] Freddie Mac Gold Pool	8.000%	1/1/22–
		7/1/30	23	25

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] Freddie Mac Gold Pool	8.500%	8/1/23–
		11/1/30	17	21
[3,4] Freddie Mac Gold Pool	9.000%	5/1/27–
		5/1/30	4	4
[4] Ginnie Mae I Pool	3.000%	1/15/26–
		12/15/45	3,186	3,229
[4,5] Ginnie Mae I Pool	3.500%	11/15/25–
		1/1/48	3,738	3,880
[4,5] Ginnie Mae I Pool	4.000%	10/15/24–
		1/1/48	4,813	5,040
[4] Ginnie Mae I Pool	4.500%	8/15/18–
		3/15/41	4,972	5,273
[4] Ginnie Mae I Pool	5.000%	3/15/18–
		4/15/41	3,278	3,542
[4] Ginnie Mae I Pool	5.500%	6/15/18–
		12/15/40	1,940	2,132
[4] Ginnie Mae I Pool	6.000%	1/15/24–
		3/15/40	1,486	1,662
[4] Ginnie Mae I Pool	6.500%	11/15/23–
		2/15/39	380	415
[4] Ginnie Mae I Pool	7.000%	5/15/23–
		10/15/31	91	106
[4] Ginnie Mae I Pool	7.500%	4/15/22–
		1/15/31	42	44
[4] Ginnie Mae I Pool	8.000%	3/15/22–
		10/15/30	27	31
[4] Ginnie Mae I Pool	8.500%	6/15/24–
		9/15/26	4	4
[4] Ginnie Mae I Pool	9.000%	12/15/19–
		10/15/26	2	2
[4] Ginnie Mae I Pool	9.500%	12/15/21	1	1
[4] Ginnie Mae II Pool	2.500%	6/20/27–
		11/20/46	1,860	1,834
[4,5] Ginnie Mae II Pool	3.000%	2/20/27–
		1/1/48	55,594	56,211
[4,5] Ginnie Mae II Pool	3.500%	9/20/25–
		1/1/48	81,759	84,784
[4,5] Ginnie Mae II Pool	4.000%	9/20/25–
		1/1/48	38,316	40,064
[4,5] Ginnie Mae II Pool	4.500%	2/20/39–
		1/1/48	14,140	15,010
[4] Ginnie Mae II Pool	5.000%	3/20/18–
		7/20/44	4,843	5,229
[4] Ginnie Mae II Pool	5.500%	6/20/34–
		9/20/41	1,585	1,725
[4] Ginnie Mae II Pool	6.000%	3/20/33–
		7/20/39	763	847
[4] Ginnie Mae II Pool	6.500%	12/20/35–
		11/20/39	267	299
[4] Ginnie Mae II Pool	7.000%	8/20/36–
		4/20/38	31	37
				741,473
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4] Fannie Mae Pool	2.124%	3/1/43	160	160
[3,4] Fannie Mae Pool	2.178%	6/1/43	120	120
[3,4] Fannie Mae Pool	2.196%	10/1/42	76	77
[3,4] Fannie Mae Pool	2.268%	7/1/43	178	176
[3,4] Fannie Mae Pool	2.393%	10/1/42	78	78
[3,4] Fannie Mae Pool	2.439%	9/1/43	17	17
[3,4,6] Fannie Mae Pool	2.576%	4/1/37	21	22
[3,4] Fannie Mae Pool	2.719%	1/1/42	65	66
[3,4] Fannie Mae Pool	2.722%	3/1/42	81	85
[3,4,6] Fannie Mae Pool	2.886%	9/1/43	103	109
[3,4,7] Fannie Mae Pool	2.985%	6/1/37	10	10
[3,4,8] Fannie Mae Pool	3.031%	12/1/41	42	43
[3,4,8] Fannie Mae Pool	3.060%	9/1/37	57	61
[3,4,8] Fannie Mae Pool	3.067%	10/1/37	24	25
[3,4,8] Fannie Mae Pool	3.081%	2/1/41	25	26
[3,4,8] Fannie Mae Pool	3.084%	2/1/41	27	28
[3,4,7] Fannie Mae Pool	3.088%	1/1/35	54	57
[3,4,6] Fannie Mae Pool	3.215%	8/1/37	26	28

Face				Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4,8] Fannie Mae Pool	3.285%	2/1/36	11	11
[3,4,8] Fannie Mae Pool	3.288%	7/1/36	10	10
[3,4,8] Fannie Mae Pool	3.310%	12/1/33	14	15
[3,4] Fannie Mae Pool	3.344%	8/1/42	81	81
[3,4,8] Fannie Mae Pool	3.354%	12/1/40	35	37
[3,4,8] Fannie Mae Pool	3.362%	8/1/35	68	72
[3,4,7] Fannie Mae Pool	3.363%	7/1/38	8	8
[3,4,8] Fannie Mae Pool	3.364%	12/1/40	16	17
[3,4,7] Fannie Mae Pool	3.371%	12/1/35	37	39
[3,4,8] Fannie Mae Pool	3.385%	11/1/36	26	27
[3,4,8] Fannie Mae Pool	3.408%	9/1/34	9	9
[3,4,8] Fannie Mae Pool	3.410%	9/1/40	31	33
[3,4,8] Fannie Mae Pool	3.411%	1/1/37	21	22
[3,4,8] Fannie Mae Pool	3.415%	6/1/36	1	1
[3,4,8] Fannie Mae Pool	3.422%	10/1/37	31	32
[3,4,8] Fannie Mae Pool	3.435%	12/1/40	33	34
[3,4,8] Fannie Mae Pool	3.440%	10/1/39–
		9/1/42	97	101
[3,4,8] Fannie Mae Pool	3.445%	7/1/39	7	7
[3,4,8] Fannie Mae Pool	3.448%	8/1/40	39	41
[3,4,6] Fannie Mae Pool	3.453%	5/1/42	82	86
[3,4,8] Fannie Mae Pool	3.455%	11/1/39	9	9
[3,4,8] Fannie Mae Pool	3.473%	1/1/40	24	24
[3,4,8] Fannie Mae Pool	3.474%	1/1/42	46	48
[3,4,8] Fannie Mae Pool	3.475%	5/1/40	22	23
[3,4,8] Fannie Mae Pool	3.476%	2/1/41	20	20
[3,4,8] Fannie Mae Pool	3.481%	4/1/37–
		5/1/42	41	42
[3,4,8] Fannie Mae Pool	3.500%	10/1/40	43	46
[3,4,6] Fannie Mae Pool	3.516%	7/1/42	29	31
[3,4,8] Fannie Mae Pool	3.529%	3/1/41	57	60
[3,4,6] Fannie Mae Pool	3.535%	7/1/37	11	11
[3,4,6] Fannie Mae Pool	3.545%	8/1/39	43	44
[3,4,8] Fannie Mae Pool	3.555%	11/1/41	49	52
[3,4,8] Fannie Mae Pool	3.556%	3/1/42	37	39
[3,4,8] Fannie Mae Pool	3.560%	11/1/33–
		10/1/40	68	71
[3,4,8] Fannie Mae Pool	3.563%	11/1/41–
		12/1/41	80	84
[3,4,8] Fannie Mae Pool	3.565%	11/1/40–
		12/1/40	45	48
[3,4,8] Fannie Mae Pool	3.567%	12/1/39	39	41
[3,4,8] Fannie Mae Pool	3.572%	9/1/40	71	75
[3,4,8] Fannie Mae Pool	3.575%	3/1/41	33	35
[3,4,8] Fannie Mae Pool	3.590%	8/1/39	17	18
[3,4,8] Fannie Mae Pool	3.604%	11/1/34–
		11/1/39	33	35
[3,4] Fannie Mae Pool	3.615%	4/1/41	43	44
[3,4,8] Fannie Mae Pool	3.632%	5/1/40	9	9
[3,4,8] Fannie Mae Pool	3.635%	5/1/41	31	33
[3,4] Fannie Mae Pool	3.637%	7/1/41	98	103
[3,4] Fannie Mae Pool	3.703%	6/1/41	10	11
[3,4] Fannie Mae Pool	3.768%	6/1/41	45	47
[3,4,8] Fannie Mae Pool	3.787%	5/1/36	3	3
[3,4,8] Fannie Mae Pool	5.188%	3/1/38	9	10
[3,4,7] Fannie Mae Pool	5.860%	12/1/37	38	40
[3,4] Freddie Mac Non Gold Pool	2.386%	5/1/42	14	14
[3,4] Freddie Mac Non Gold Pool	2.717%	2/1/42	38	38
[3,4,8] Freddie Mac Non Gold Pool	2.735%	10/1/37	2	2
[3,4] Freddie Mac Non Gold Pool	2.804%	1/1/41	42	44
[3,4,6] Freddie Mac Non Gold Pool	2.855%	6/1/37	13	13
[3,4,8] Freddie Mac Non Gold Pool	3.081%	7/1/35	11	12
[3,4,7] Freddie Mac Non Gold Pool	3.109%	2/1/36	12	12
[3,4,7] Freddie Mac Non Gold Pool	3.168%	10/1/36	15	16
[3,4] Freddie Mac Non Gold Pool	3.189%	1/1/41	8	8
[3,4,7] Freddie Mac Non Gold Pool	3.212%	5/1/36	10	11
[3,4,8] Freddie Mac Non Gold Pool	3.250%	1/1/38	10	11
[3,4,8] Freddie Mac Non Gold Pool	3.352%	1/1/35	4	4
[3,4,8] Freddie Mac Non Gold Pool	3.357%	3/1/37	4	4
[3,4,8] Freddie Mac Non Gold Pool	3.364%	2/1/37	10	10
[3,4,8] Freddie Mac Non Gold Pool	3.376%	12/1/40	34	35

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4,8] Freddie Mac Non Gold Pool	3.377%	12/1/36	14	15
[3,4,8] Freddie Mac Non Gold Pool	3.410%	10/1/37	16	16
[3,4,8] Freddie Mac Non Gold Pool	3.474%	9/1/37	16	16
[3,4,8] Freddie Mac Non Gold Pool	3.492%	12/1/36	27	28
[3,4,7] Freddie Mac Non Gold Pool	3.494%	11/1/34	29	30
[3,4,8] Freddie Mac Non Gold Pool	3.496%	12/1/34	9	10
[3,4,8] Freddie Mac Non Gold Pool	3.500%	5/1/38	2	2
[3,4,8] Freddie Mac Non Gold Pool	3.505%	12/1/40	13	13
[3,4,8] Freddie Mac Non Gold Pool	3.506%	2/1/42	21	22
[3,4,8] Freddie Mac Non Gold Pool	3.515%	12/1/36	6	6
[3,4,8] Freddie Mac Non Gold Pool	3.524%	12/1/35	24	25
[3,4,8] Freddie Mac Non Gold Pool	3.615%	3/1/41	12	13
[3,4,8] Freddie Mac Non Gold Pool	3.630%	5/1/40–
		11/1/40	48	49
[3,4,8] Freddie Mac Non Gold Pool	3.649%	9/1/40	37	39
[3,4,8] Freddie Mac Non Gold Pool	3.650%	11/1/40	28	29
[3,4,8] Freddie Mac Non Gold Pool	3.652%	2/1/41	12	13
[3,4,8] Freddie Mac Non Gold Pool	3.660%	2/1/41	27	28
[3,4,8] Freddie Mac Non Gold Pool	3.701%	6/1/41	16	17
[3,4,8] Freddie Mac Non Gold Pool	3.706%	5/1/40	11	11
[3,4,8] Freddie Mac Non Gold Pool	3.708%	6/1/40	32	33
[3,4,8] Freddie Mac Non Gold Pool	3.714%	6/1/40	46	48
[3,4,8] Freddie Mac Non Gold Pool	3.753%	5/1/37	22	22
[3,4] Freddie Mac Non Gold Pool	4.865%	3/1/38	17	18
[4,7] Ginnie Mae II Pool	2.250%	10/20/38–
		12/20/42	231	240
[4,7] Ginnie Mae II Pool	2.375%	1/20/41–
		3/20/43	226	232
[4,7] Ginnie Mae II Pool	2.500%	10/20/41	49	51
[4,7] Ginnie Mae II Pool	2.625%	4/20/41–
		6/20/43	194	198
[4,7] Ginnie Mae II Pool	2.750%	7/20/38–
		8/20/41	72	74
[4,7] Ginnie Mae II Pool	3.000%	11/20/40–
		10/20/41	45	46
[4,7] Ginnie Mae II Pool	3.125%	5/20/41	25	26
				4,631
Total U.S. Government and Agency Obligations
(Cost $2,226,576) 2,228,657
Asset-Backed/Commercial Mortgage-Backed Securities (2.4%)
[4] AEP Texas Central Transition Funding II
LLC 2006-A	5.170%	1/1/18	16	16
[4] Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	9	9
[4] Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	10	10
[4] Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	55	55
[4] Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	8	8
[4] Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	50	50
[4] Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	39	39
[4] Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	50	50
[4] Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	150	150
[4] American Express Credit Account
Master Trust 2017-1	1.930%	9/15/22	250	249
[4] American Express Credit Account
Master Trust 2017-3	1.770%	11/15/22	300	297
[4] American Express Credit Account
Master Trust 2017-6	2.040%	5/15/23	375	373
[4] American Express Credit Account
Master Trust 2017-7	2.350%	5/15/25	225	224
[4] AmeriCredit Automobile Receivables
Trust 2015-2	1.270%	1/8/20	9	9
[4] AmeriCredit Automobile Receivables
Trust 2016-3	1.460%	5/10/21	75	75
[4] AmeriCredit Automobile Receivables
Trust 2017-3	1.900%	3/18/22	80	79
[4] BA Credit Card Trust 2017-A1	1.950%	8/15/22	250	249
[4] Banc of America Commercial Mortgage
Trust 2015-UBS7	3.429%	9/15/48	50	52
[4] Banc of America Commercial Mortgage
Trust 2015-UBS7	3.705%	9/15/48	75	78

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	72	75
[4]	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.748%	2/15/50	28	29
[4]	BANK 2017 - BNK5	3.390%	6/15/60	150	153
[4]	BANK 2017 - BNK5	3.624%	6/15/60	100	101
[4]	BANK 2017 - BNK6	3.518%	7/15/60	404	415
[4]	BANK 2017 - BNK6	3.741%	7/15/60	404	414
[4]	BANK 2017 - BNK7	3.175%	9/15/60	100	100
[4]	BANK 2017 - BNK7	3.435%	9/15/60	75	77
[4]	BANK 2017 - BNK7	3.748%	9/15/60	75	77
[4]	BANK 2017 - BNK8	3.488%	11/15/50	150	154
[4]	BANK 2017 - BNK8	3.731%	11/15/50	25	26
[4]	BANK 2017 - BNK9	3.279%	11/15/54	150	151
[4]	BANK 2017 - BNK9	3.538%	11/15/54	150	155
	Bank of Nova Scotia	2.125%	9/11/19	250	249
	Bank of Nova Scotia	1.850%	4/14/20	450	445
	Bank of Nova Scotia	1.875%	4/26/21	175	171
[4]	Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	100	100
[4]	Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	125	124
[4]	BBCMS MORTGAGE TRUST 2017-C1	3.674%	2/15/50	325	337
[4]	BBCMS MORTGAGE TRUST 2017-C1	3.898%	2/15/50	100	104
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	56	56
[4]	BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	7	7
[4]	BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	50	50
[4]	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	75	75
[4]	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	52	52
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.610%	6/20/19	33	33
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.860%	10/21/19	50	50
[4]	Capital Auto Receivables Asset Trust
	2015-2	1.730%	9/20/19	65	65
[4]	Capital Auto Receivables Asset Trust
	2015-2	1.970%	1/21/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.940%	1/21/20	87	87
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.130%	5/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-4	1.830%	3/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-4	2.010%	7/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2016-3	1.690%	3/20/21	50	50
[4]	Capital One Multi-Asset Execution
	Trust 2015-A2	2.080%	3/15/23	250	249
[4]	Capital One Multi-Asset Execution
	Trust 2015-A5	1.600%	5/17/21	100	100
[4]	Capital One Multi-Asset Execution
	Trust 2015-A8	2.050%	8/15/23	150	149
[4]	Capital One Multi-Asset Execution
	Trust 2016-A3	1.340%	4/15/22	170	168
[4]	Capital One Multi-Asset Execution
	Trust 2016-A4	1.330%	6/15/22	200	198
[4]	Capital One Multi-Asset Execution
	Trust 2016-A6	1.820%	9/15/22	100	99
[4]	Capital One Multi-Asset Execution
	Trust 2017-A4	1.990%	7/17/23	250	248
[4]	Capital One Multi-Asset Execution
	Trust 2017-A6	2.290%	7/15/25	225	223
[4]	CarMax Auto Owner Trust 2013-4	1.280%	5/15/19	6	6
[4]	CarMax Auto Owner Trust 2014-1	1.320%	7/15/19	11	11
[4]	CarMax Auto Owner Trust 2014-3	1.160%	6/17/19	5	5
[4]	CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	25	25
[4]	CarMax Auto Owner Trust 2014-4	1.250%	11/15/19	24	24
[4]	CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	23	23
[4]	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	50	50
[4]	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	68	68
[4]	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	81	80
[4]	CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	50	50
[4]	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	100	99
[4]	CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	50	49
[4]	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	75	75
[4]	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	50	50
[4]	CD 2016-CD1 Commercial Mortgage
	Trust	2.724%	8/10/49	150	146
[4]	CD 2016-CD2 Commercial Mortgage
	Trust	3.526%	11/10/49	100	103
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.453%	2/10/50	25	26
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.631%	2/10/50	144	150
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.833%	2/10/50	31	32
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.332%	11/13/50	50	51
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.456%	11/13/50	125	129
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.709%	11/13/50	75	77
[4]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.302%	8/1/20	23	23
[4]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	3.028%	10/15/25	350	358
[4]	CFCRE Commercial Mortgage Trust
	2016-C3	3.865%	1/10/48	125	131
[4]	CFCRE Commercial Mortgage Trust
	2016-C4	3.283%	5/10/58	150	150
	CFCRE Commercial Mortgage Trust
	2016-C4	3.691%	5/10/58	100	101
[4]	CFCRE Commercial Mortgage Trust
	2016-C6	3.217%	11/10/49	250	248
[4]	CFCRE Commercial Mortgage Trust
	2017-C8	3.572%	6/15/50	50	51
[4]	Chase Issuance Trust 2012-A4	1.580%	8/16/21	150	149
[4]	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	310
[4]	Chase Issuance Trust 2013-A1	1.300%	2/18/20	275	275
[4]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	228
[4]	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	149
[4]	Chase Issuance Trust 2015-A5	1.360%	4/15/20	325	325
\4	Chase Issuance Trust 2016-A2	1.370%	6/15/21	225	223
[4]	Chase Issuance Trust 2016-A4	1.490%	7/15/22	200	197
[4]	Chase Issuance Trust 2016-A5	1.270%	7/15/21	225	222
[4]	Citibank Credit Card Issuance Trust
	2008-A1	5.350%	2/7/20	245	246
[4]	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	100	102
[4]	Citibank Credit Card Issuance Trust
	2014-A5	2.680%	6/7/23	200	202
[4]	Citibank Credit Card Issuance Trust
	2014-A6	2.150%	7/15/21	500	501
[4]	Citibank Credit Card Issuance Trust
	2014-A8	1.730%	4/9/20	325	325
[4]	Citibank Credit Card Issuance Trust
	2016-A2	2.190%	11/20/23	200	198
[4]	Citibank Credit Card Issuance Trust
	2017-A2	1.740%	1/19/21	325	324
[4]	Citibank Credit Card Issuance Trust
	2017-A9	1.800%	9/20/21	340	338
[4]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	75	76
[4]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	100	101
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	73	73
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	50	54
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.649%	9/10/46	75	81

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	2.790%	3/10/47	37	37
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	3.552%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	25	27
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.345%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	50	53
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	4.328%	5/10/47	50	51
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	100	104
[4]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	175	182
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	225	227
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.571%	2/10/48	100	101
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	2.674%	4/10/48	50	50
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.192%	4/10/48	175	177
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.758%	4/10/48	84	83
[4]	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	100	105
[4]	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	100	105
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.003%	5/10/49	55	55
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	125	126
[4]	Citigroup Commercial Mortgage Trust
	2016-GC36	3.616%	2/10/49	225	233
[4]	Citigroup Commercial Mortgage Trust
	2016-P4	2.902%	7/10/49	75	74
[4]	Citigroup Commercial Mortgage Trust
	2017-B1	3.458%	8/15/50	250	257
[4]	Citigroup Commercial Mortgage Trust
	2017-B1	3.711%	8/15/50	50	51
[4]	Citigroup Commercial Mortgage Trust
	2017-C4	3.471%	10/12/50	150	154
[4]	Citigroup Commercial Mortgage Trust
	2017-C4	3.764%	10/12/50	50	51
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	59
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	67
[4,9] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	78	79
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	125
[4]	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	20	21
[4]	COMM 2013-CCRE11 Mortgage Trust	3.047%	8/10/50	30	30
[4]	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	30	31
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	40	42
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	150	161
[4]	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	30	32
[4]	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	3	3
[4]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	50
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	52
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	52
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	53
[4]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	26
[4]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	26
[4]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	66
[4]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	51
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	74
[4]	COMM 2013-CCRE9 Mortgage Trust	4.230%	7/10/45	90	96
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	40	40
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	43
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	105
[4]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	58

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	82	82
[4]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	31
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	59
[4]	COMM 2014-CCRE15 Mortgage Trust	4.719%	2/10/47	28	30
[4]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	52
[4]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	79
[4]	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	50	51
[4]	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	25	26
[4]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	50	53
[4]	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	25	26
[4]	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	50	51
[4]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	184
[4]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	52
[4]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	50	52
[4]	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	86	87
[4]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	181
[4]	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	50	50
[4]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	150	158
[4]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	100	101
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	53
[4]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	24	24
[4]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	23
[4]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	57
[4]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	16
	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	11
[4]	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	50
[4]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	105
[4]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	130
[4]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	46
[4]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	131
[4]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	125	126
[4]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	128
[4]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	233
[4]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	52
[4]	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	50	50
[4]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	150	153
[4]	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	50	51
[4]	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	75	77
[4]	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	100	102
[4]	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	50	51
[4]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	125	131
[4]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	225	234
[4]	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	125	128
[4]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	125	130
[4]	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	25
[4]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	126
[4]	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	50	51
[4]	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	150	158
[4]	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	125	129
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	3.505%	4/15/50	100	102
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	3.791%	4/15/50	75	77
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	4.044%	4/15/50	50	51
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	1.454%	6/15/57	48	48
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	3.504%	6/15/57	150	154
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	3.849%	6/15/57	75	77
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	3.448%	8/15/48	85	87
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	3.718%	8/15/48	100	104
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	4.108%	8/15/48	50	51
[4]	CSAIL 2015-C4 Commercial Mortgage
	Trust	3.617%	11/15/48	50	52
[4]	CSAIL 2015-C4 Commercial Mortgage
	Trust	3.808%	11/15/48	75	78

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[4] CSAIL 2016-C7 Commercial Mortgage
Trust	3.502%	11/15/49	200	204
[4] CSAIL 2017-C8 Commercial Mortgage
Trust	3.392%	6/15/50	150	153
[4] CSAIL 2017-CX10 Commercial
Mortgage Trust	3.458%	11/15/50	150	154
[4] CSAIL 2017-CX9 Commercial
Mortgage Trust	3.446%	9/15/50	50	51
[4] DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	75	76
[4] DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	100	98
[4] DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	100	102
[4] DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	50	50
[4] Discover Card Execution Note Trust
2015-A2	1.900%	10/17/22	275	273
[4] Discover Card Execution Note Trust
2015-A3	1.450%	3/15/21	225	224
[4] Discover Card Execution Note Trust
2015-A4	2.190%	4/17/23	225	225
[4] Discover Card Execution Note Trust
2016-A1	1.640%	7/15/21	350	349
[4] Discover Card Execution Note Trust
2017-A2	2.390%	7/15/24	150	150
[3,4] Fannie Mae-Aces 2011-M2	3.764%	4/25/21	149	153
[3,4] Fannie Mae-Aces 2011-M4	3.726%	6/25/21	335	348
[3,4] Fannie Mae-Aces 2013-M12	2.393%	3/25/23	245	242
[3,4] Fannie Mae-Aces 2013-M14	2.524%	4/25/23	270	269
[3,4] Fannie Mae-Aces 2013-M14	3.329%	10/25/23	350	360
[3,4] Fannie Mae-Aces 2013-M4	2.608%	3/25/22	20	19
[3,4] Fannie Mae-Aces 2013-M7	2.280%	12/27/22	100	98
[3,4] Fannie Mae-Aces 2014-M1	2.323%	11/25/18	281	282
[3,4] Fannie Mae-Aces 2014-M1	3.217%	7/25/23	450	462
[3,4] Fannie Mae-Aces 2014-M10	2.171%	9/25/19	180	180
[3,4] Fannie Mae-Aces 2014-M12	2.614%	10/25/21	350	352
[3,4] Fannie Mae-Aces 2014-M13	2.566%	8/25/24	42	42
[3,4] Fannie Mae-Aces 2014-M13	3.021%	8/25/24	125	127
[3,4] Fannie Mae-Aces 2014-M2	3.513%	12/25/23	346	361
[3,4] Fannie Mae-Aces 2014-M3	2.613%	1/25/24	111	112
[3,4] Fannie Mae-Aces 2014-M3	3.466%	1/25/24	175	182
[3,4] Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	181
[3,4] Fannie Mae-Aces 2014-M6	2.679%	5/25/21	323	325
[3,4] Fannie Mae-Aces 2014-M7	3.271%	6/25/24	310	318
[3,4] Fannie Mae-Aces 2014-M8	2.346%	6/25/24	36	36
[3,4] Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	178
[3,4] Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	204
[3,4] Fannie Mae-Aces 2015-M1	1.626%	2/25/18	5	5
[3,4] Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	296
[3,4] Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	101
[3,4] Fannie Mae-Aces 2015-M12	2.792%	5/25/25	225	224
[3,4] Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	275
[3,4] Fannie Mae-Aces 2015-M2	2.620%	12/25/24	212	211
[3,4] Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	100
[3,4] Fannie Mae-Aces 2015-M4	2.509%	7/25/22	150	150
[3,4] Fannie Mae-Aces 2015-M7	1.550%	4/25/18	18	18
[3,4] Fannie Mae-Aces 2015-M7	2.590%	12/25/24	200	197
[3,4] Fannie Mae-Aces 2015-M8	2.344%	1/25/25	103	102
[3,4] Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	100
[3,4] Fannie Mae-Aces 2016-M11	2.369%	7/25/26	250	240
[3,4] Fannie Mae-Aces 2016-M12	2.448%	9/25/26	250	242
[3,4] Fannie Mae-Aces 2016-M2	2.152%	1/25/23	200	197
[3,4] Fannie Mae-Aces 2016-M3	2.702%	2/25/26	100	98
[3,4] Fannie Mae-Aces 2016-M4	2.576%	3/25/26	100	98
[3,4] Fannie Mae-Aces 2016-M5	2.469%	4/25/26	200	195
[3,4] Fannie Mae-Aces 2016-M7	2.157%	10/25/23	50	49
[3,4] Fannie Mae-Aces 2016-M7	2.499%	9/25/26	75	73
[3,4] Fannie Mae-Aces 2017-M1	2.417%	10/25/26	200	192
[3,4] Fannie Mae-Aces 2017-M10	2.561%	7/25/24	110	109
[3,4] Fannie Mae-Aces 2017-M12	3.079%	6/25/27	300	303
[3,4] Fannie Mae-Aces 2017-M15	3.136%	11/25/27	275	278
[3,4] Fannie Mae-Aces 2017-M4	2.597%	12/25/26	200	195
[3,4] Fannie Mae-Aces 2017-M7	2.961%	2/25/27	150	150
[3,4] Fannie Mae-Aces 2017-M8	3.061%	5/25/27	314	316

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K005	3.484%	4/25/19	47	48
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K006	3.398%	7/25/19	62	63
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K007	3.342%	12/25/19	2	2
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K009	2.757%	5/25/20	36	36
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	3.320%	7/25/20	36	37
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	3.303%	11/25/27	75	77
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K011	4.084%	11/25/20	250	261
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K014	3.871%	4/25/21	133	139
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K017	2.873%	12/25/21	350	356
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K019	2.272%	3/25/22	150	149
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K020	2.373%	5/25/22	350	348
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K021	2.396%	6/25/22	225	224
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K026	2.510%	11/25/22	325	324
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K027	2.637%	1/25/23	325	326
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K028	3.111%	2/25/23	475	488
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K029	3.320%	2/25/23	325	336
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	2.779%	9/25/22	220	222
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	3.250%	4/25/23	325	336
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K031	3.300%	4/25/23	340	352
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.016%	2/25/23	230	234
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.310%	5/25/23	340	353
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	2.871%	2/25/23	245	248
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	3.060%	7/25/23	325	333
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K034	3.531%	7/25/23	288	302
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K035	3.458%	8/25/23	400	418
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K036	3.527%	10/25/23	325	341
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	2.604%	10/25/23	94	94
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	3.389%	3/25/24	400	415
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	2.683%	12/25/23	58	58
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	3.303%	7/25/24	225	234
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	2.768%	4/25/24	87	88
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	3.241%	9/25/24	275	284
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K041	3.171%	10/25/24	275	283
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K042	2.267%	6/25/24	44	43
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	2.532%	10/25/23	45	45

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	3.062%	12/25/24	150	153
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K045	2.493%	11/25/24	113	113
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K045	3.023%	1/25/25	175	179
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K046	3.205%	3/25/25	175	180
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	2.827%	12/25/24	86	86
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	3.329%	5/25/25	175	182
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K048	3.284%	6/25/25	225	233
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K049	3.010%	7/25/25	125	126
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K050	3.334%	8/25/25	200	208
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K052	3.151%	11/25/25	125	128
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K053	2.995%	12/25/25	75	76
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K054	2.745%	1/25/26	200	199
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K056	2.525%	5/25/26	150	147
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K058	2.653%	8/25/26	100	98
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K063	3.430%	1/25/27	475	494
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K064	3.224%	3/25/27	300	307
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K065	3.243%	4/25/27	433	444
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K066	3.117%	6/25/27	150	152
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K068	3.244%	8/25/27	125	128
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K069	3.187%	9/25/27	200	204
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K071	3.286%	11/25/50	100	103
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K152	3.080%	1/25/31	100	100
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	1.384%	1/25/19	86	85
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	2.456%	8/25/19	325	326
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K504	2.566%	9/25/20	100	101
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K702	3.154%	2/25/18	327	327
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K704	2.412%	8/25/18	72	73
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K706	2.323%	10/25/18	98	98
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K707	2.220%	12/25/18	150	150
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K710	1.883%	5/25/19	25	25
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.321%	12/25/18	72	72
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.730%	7/25/19	425	423
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K712	1.869%	11/25/19	197	196
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K713	2.313%	3/25/20	525	525
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K714	3.034%	10/25/20	400	407

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K716	2.413%	1/25/21	45	44
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K716	3.130%	6/25/21	370	376
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K717	2.991%	9/25/21	225	229
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K718	2.375%	9/25/21	193	192
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates K718	2.791%	1/25/22	225	228
[3,4] FHLMC Multifamily Structured Pass
	Through Certificates KW01	2.853%	1/25/26	200	200
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K715	2.856%	1/25/21	125	127
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K720	2.716%	6/25/22	150	151
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K723	2.454%	8/25/23	125	124
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K724	3.062%	11/25/23	100	102
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K725	2.946%	7/25/24	200	203
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K726	2.905%	4/25/24	200	203
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K728	3.064%	8/25/24	275	281
[4]	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	52	51
[4]	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	46	46
[4]	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	12	12
[4]	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	25	25
[4]	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	24	24
[4]	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	50	50
[4]	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	28	28
[4]	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	50	50
[4]	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	100	99
[4]	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	75	74
[4]	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	375	374
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2016-1	1.760%	2/15/21	225	224
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2017-2	2.160%	9/15/22	160	159
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2017-3	2.480%	9/15/24	170	169
[4]	GM Financial Automobile Leasing
	Trust 2015-2	1.680%	12/20/18	29	29
[4]	GM Financial Automobile Leasing
	Trust 2015-2	1.850%	7/22/19	50	50
[4]	GM Financial Automobile Leasing
	Trust 2015-3	1.690%	3/20/19	29	29
[4]	GM Financial Automobile Leasing
	Trust 2015-3	1.810%	11/20/19	50	50
[4]	GM Financial Automobile Leasing
	Trust 2016-1	1.790%	3/20/20	100	100
[4]	GM Financial Automobile Leasing
	Trust 2016-2	1.620%	9/20/19	100	100
[4]	GM Financial Automobile Leasing
	Trust 2016-3	1.610%	12/20/19	75	75
[4]	GS Mortgage Securities Corporation II
	2013-GC10	2.943%	2/10/46	92	93
[4]	GS Mortgage Securities Corporation II
	2013-GC10	3.279%	2/10/46	35	35
[4]	GS Mortgage Securities Corporation II
	2015-GC30	2.726%	5/10/50	100	100
[4]	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	150	153
[4]	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	83
[4]	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	299	307
[4]	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	166	170

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	125
[4]	GS Mortgage Securities Trust
	2013-GC13	4.057%	7/10/46	20	21
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	90	91
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.375%	6/10/46	39	39
[4]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	42	42
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	30	31
[4]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	150	161
[4]	GS Mortgage Securities Trust
	2014-GC18	4.074%	1/10/47	50	53
[4]	GS Mortgage Securities Trust
	2014-GC22	3.467%	6/10/47	50	52
[4]	GS Mortgage Securities Trust
	2014-GC22	3.862%	6/10/47	50	53
[4]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	125	132
[4]	GS Mortgage Securities Trust
	2014-GC24	4.508%	9/10/47	25	26
[4]	GS Mortgage Securities Trust
	2014-GC26	2.902%	11/10/47	50	50
[4]	GS Mortgage Securities Trust
	2014-GC26	3.365%	11/10/47	75	77
[4]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	225	233
[4]	GS Mortgage Securities Trust
	2014-GC26	3.964%	11/10/47	50	52
[4]	GS Mortgage Securities Trust
	2014-GC26	4.215%	11/10/47	50	51
[4]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	150	153
[4]	GS Mortgage Securities Trust
	2015-GC32	3.513%	7/10/48	125	129
[4]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	50	52
[4]	GS Mortgage Securities Trust
	2015-GC34	3.278%	10/10/48	125	128
[4]	GS Mortgage Securities Trust
	2015-GC34	3.506%	10/10/48	100	103
[4]	GS Mortgage Securities Trust
	2016-GS2	3.050%	5/10/49	75	75
[4]	GS Mortgage Securities Trust
	2016-GS3	2.850%	10/10/49	200	195
[4]	GS Mortgage Securities Trust
	2016-GS4	3.442%	11/10/49	75	77
[4]	GS Mortgage Securities Trust
	2016-GS4	3.645%	11/10/49	50	51
[4]	GS Mortgage Securities Trust
	2017-GS5	3.674%	3/10/50	150	156
[4]	GS Mortgage Securities Trust
	2017-GS5	3.826%	3/10/50	50	51
[4]	GS Mortgage Securities Trust
	2017-GS6	3.433%	5/10/50	150	154
[4]	GS Mortgage Securities Trust
	2017-GS7	3.430%	8/10/50	261	266
[4]	GS Mortgage Securities Trust
	2017-GS7	3.663%	8/10/50	70	71
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.050%	10/15/18	5	5
[4]	Honda Auto Receivables 2015-1
	Owner Trust	1.320%	11/16/20	75	75
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.040%	2/21/19	13	13
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.470%	8/23/21	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.270%	4/18/19	30	30
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.560%	10/18/21	50	50
[4]	Honda Auto Receivables 2015-4
	Owner Trust	1.230%	9/23/19	93	93
[4]	Honda Auto Receivables 2017-4
	Owner Trust	2.050%	11/22/21	100	100
[4]	Huntington Auto Trust 2015-1	1.240%	9/16/19	28	28
[4]	Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	50	50
[4]	Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	37	37
[4]	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	50	50
[4]	Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	75	74
[4]	Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	75	74
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	196	202
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	143	144
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	176	181
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.143%	12/15/47	52	53
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	39
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	100	107
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	208	210
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2014-C20	2.872%	7/15/47	50	50
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2015-JP1	3.914%	1/15/49	75	79
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	250	245
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	100	104
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.870%	12/15/49	75	77
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.050%	7/15/50	100	101
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.744%	7/15/50	100	102
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C12	3.664%	7/15/45	39	41
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C12	4.030%	7/15/45	26	27
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C14	3.761%	8/15/46	40	41
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C14	4.133%	8/15/46	100	106
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C14	4.409%	8/15/46	30	32
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C15	2.977%	11/15/45	38	39
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C15	3.659%	11/15/45	10	10
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C15	4.131%	11/15/45	65	69
[4]	JPMBB Commercial
	Mortgage Securities Trust 2013-C15	4.420%	11/15/45	35	37
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C18	4.079%	2/15/47	127	135
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C18	4.439%	2/15/47	25	27
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C18	4.814%	2/15/47	30	32
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C19	3.046%	4/15/47	50	50
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C19	3.669%	4/15/47	50	51

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C19	3.997%	4/15/47	95	100
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C19	4.243%	4/15/47	50	53
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C21	3.428%	8/15/47	30	31
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C21	3.775%	8/15/47	25	26
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C22	3.801%	9/15/47	175	183
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C22	4.110%	9/15/47	50	52
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C23	3.934%	9/15/47	85	90
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C23	4.202%	9/15/47	50	53
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C24	2.940%	11/15/47	50	51
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C24	3.639%	11/15/47	50	52
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C24	3.914%	11/15/47	75	78
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C25	3.672%	11/15/47	200	208
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C25	4.065%	11/15/47	50	52
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C26	3.019%	1/15/48	125	126
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C26	3.494%	1/15/48	175	180
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C26	3.800%	1/15/48	50	51
[4]	JPMBB Commercial
	Mortgage Securities Trust 2014-C26	3.951%	1/15/48	50	50
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C27	2.734%	2/15/48	100	101
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C27	3.017%	2/15/48	110	111
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C27	3.179%	2/15/48	59	59
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C28	2.773%	10/15/48	125	126
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C28	3.227%	10/15/48	125	127
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C28	3.532%	10/15/48	50	50
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C29	2.921%	5/15/48	100	101
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C29	3.304%	5/15/48	57	58
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C29	3.611%	5/15/48	100	103
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C30	3.559%	7/15/48	125	129
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C30	3.822%	7/15/48	100	105
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C30	4.226%	7/15/48	50	53
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C31	3.540%	8/15/48	53	55
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C31	3.801%	8/15/48	57	60
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C32	3.358%	11/15/48	125	129
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C32	3.598%	11/15/48	125	129
[4]	JPMBB Commercial
	Mortgage Securities Trust 2015-C33	3.770%	12/15/48	82	86
[4]	JPMBB Commercial
	Mortgage Securities Trust 2016-C1	3.316%	3/15/49	75	77

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JPMCC Commercial
	Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	400	419
[4]	JPMDB Commercial
	Mortgage Securities Trust 2016-C2	3.144%	6/15/49	75	75
[4]	JPMDB Commercial
	Mortgage Securities Trust 2016-C2	3.484%	6/15/49	50	50
[4]	JPMDB Commercial
	Mortgage Securities Trust 2017-C7	3.409%	10/15/50	75	77
[4]	JPMDB Commercial
	Mortgage Securities Trust 2017-C7	3.713%	10/15/50	50	51
[4]	LB-UBS Commercial Mortgage Trust
	2008-C1	6.319%	4/15/41	87	87
[4]	Mercedes-Benz Auto Lease Trust
	2015-B	1.530%	5/17/21	40	40
[4]	Mercedes-Benz Auto Lease Trust
	2017-A	1.790%	4/15/20	175	175
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.340%	12/16/19	25	25
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.750%	12/15/21	25	25
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.169%	8/15/46	40	43
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.369%	8/15/46	20	21
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	107
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	68
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	2.916%	2/15/47	90	90
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	3.669%	2/15/47	110	113
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	106
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.633%	2/15/47	100	107
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	26
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	105
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.322%	6/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.194%	10/15/47	100	101
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	4.439%	10/15/47	50	52
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.101%	12/15/47	125	127
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	77
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	203

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	101
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	76
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	2.982%	7/15/50	75	76
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	131
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	129
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	78
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	77
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	77
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	78
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.288%	1/15/49	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.544%	1/15/49	225	231
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C30	2.860%	9/15/49	200	196
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C31	3.102%	11/15/49	250	249
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C33	3.599%	5/15/50	150	156
	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C33	3.852%	5/15/50	100	103
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C34	3.276%	11/15/52	125	127
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C34	3.536%	11/15/52	150	155
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	350	356
[4]	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	75	77
[4]	Morgan Stanley Capital I Trust
	2015-UBS8	3.809%	12/15/48	75	78
[4]	Morgan Stanley Capital I Trust
	2016-BNK2	3.049%	11/15/49	100	100
[4]	Morgan Stanley Capital I Trust
	2016-BNK2	3.282%	11/15/49	83	84
[4]	Morgan Stanley Capital I Trust
	2016-UB11	2.782%	8/15/49	200	194
[4]	Morgan Stanley Capital I Trust
	2016-UBS12	3.596%	12/15/49	200	207
[4]	Morgan Stanley Capital I Trust
	2017-H1	3.530%	6/15/50	150	155
[4]	Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	18	18
[4]	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	100	100
[4]	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	70	70
[4]	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	25	25
[4]	Nissan Auto Receivables 2013-C
	Owner Trust	1.300%	6/15/20	8	8
[4]	Nissan Auto Receivables 2014-A
	Owner Trust	1.340%	8/17/20	33	33
[4]	Nissan Auto Receivables 2014-B
	Owner Trust	1.110%	5/15/19	7	7
[4]	Nissan Auto Receivables 2015-A
	Owner Trust	1.050%	10/15/19	27	27
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.340%	3/16/20	48	48

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.790%	1/17/22	50	50
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.370%	5/15/20	43	42
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.670%	2/15/22	75	74
[4]	Nissan Auto Receivables 2016-C
	Owner Trust	1.180%	1/15/21	100	99
[4]	Nissan Auto Receivables 2016-C
	Owner Trust	1.380%	1/17/23	75	74
[4]	Nissan Auto Receivables 2017-B
	Owner Trust	1.950%	10/16/23	104	103
[4]	Nissan Master Owner Trust
	Receivables Series 2016-A	1.540%	6/15/21	100	99
	Royal Bank of Canada	2.200%	9/23/19	225	225
	Royal Bank of Canada	2.100%	10/14/20	800	792
[4]	Royal Bank of Canada	1.875%	2/5/21	400	396
	Royal Bank of Canada	2.300%	3/22/21	175	174
[4]	Santander Drive Auto Receivables
	Trust 2017-3	1.870%	6/15/21	90	90
[4]	Synchrony Credit Card Master Note
	Trust 2016-2	2.210%	5/15/24	373	371
[4]	Synchrony Credit Card Master Note
	Trust 2016-3	1.580%	9/15/22	150	148
[4]	Synchrony Credit Card Master Note
	Trust 2017-2	2.620%	10/15/25	150	150
[4]	Synchrony Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	147
[4]	TIAA Seasoned Commercial
	Mortgage Trust 2007-C4	5.476%	8/15/39	11	11
[9]	Toronto-Dominion Bank	2.250%	3/15/21	250	248
[4]	Toyota Auto Receivables 2014-B
	Owner Trust	1.310%	9/16/19	7	7
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.270%	5/15/19	52	52
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.740%	9/15/20	125	125
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.340%	6/17/19	39	39
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.690%	12/15/20	75	75
[4]	Toyota Auto Receivables 2016-B
	Owner Trust	1.300%	4/15/20	49	49
[4]	Toyota Auto Receivables 2016-B
	Owner Trust	1.520%	8/16/21	75	74
[4]	Toyota Auto Receivables 2016-C
	Owner Trust	1.140%	8/17/20	75	74
[4]	Toyota Auto Receivables 2016-C
	Owner Trust	1.320%	11/15/21	50	49
[4]	Toyota Auto Receivables 2017-D
	Owner Trust	1.930%	1/18/22	225	224
[4]	UBS Commercial Mortgage Trust
	2017-C1	3.460%	6/15/50	100	102
[4]	UBS Commercial Mortgage Trust
	2017-C1	3.724%	6/15/50	50	51
[4]	UBS Commercial Mortgage Trust
	2017-C2	3.487%	8/15/50	150	154
[4]	UBS Commercial Mortgage Trust
	2017-C2	3.740%	8/15/50	50	51
[4]	UBS Commercial Mortgage Trust
	2017-C3	3.426%	8/15/50	175	177
[4]	UBS Commercial Mortgage Trust
	2017-C3	3.739%	8/15/50	75	75
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.301%	10/15/50	100	101
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.563%	10/15/50	150	154
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.836%	10/15/50	62	63
[4]	UBS Commercial Mortgage Trust
	2017-C5	3.474%	11/15/50	100	102

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	UBS Commercial Mortgage Trust
	2017-C7	3.679%	12/15/50	150	156
[4]	UBS Commercial Mortgage Trust
	2017-C7	4.061%	12/15/50	100	103
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	105
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	165	168
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	26
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	0.950%	4/22/19	5	5
[4]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	1.390%	5/20/21	75	75
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	70	71
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	2.819%	8/15/50	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	75	79
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	2.954%	12/15/47	100	101
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.271%	12/15/47	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	125	128
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.808%	12/15/47	75	77
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	125	126
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.580%	2/15/48	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	275	278
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.540%	5/15/48	175	180
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.872%	5/15/48	31	32
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	125	128
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	175	182
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	2.978%	4/15/50	29	29
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.184%	4/15/50	276	278
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.719%	4/15/50	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.571%	9/15/58	50	52
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	75	79
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	75	80
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.632%	5/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.934%	5/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	3.148%	5/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.656%	12/15/48	100	104
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.809%	12/15/48	50	53
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	9/15/48	210	220
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-BNK1	2.652%	8/15/49	150	145

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.324%	1/15/59	58	59
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	125	129
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C33	3.426%	3/15/59	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C34	3.096%	6/15/49	75	75
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.794%	12/15/49	100	105
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.825%	10/15/49	100	100
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.942%	10/15/49	162	160
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.453%	7/15/50	192	196
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.665%	7/15/50	54	55
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.418%	9/15/50	175	179
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.702%	9/15/50	100	102
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.317%	10/15/50	100	101
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.581%	10/15/50	150	155
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.854%	10/15/50	25	26
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C41	3.472%	11/15/50	250	256
[4]	WFRBS Commercial Mortgage Trust
	2012-C6	3.440%	4/15/45	175	180
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	125	128
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	100	104
[4]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	75	76
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	140	141
[4]	WFRBS Commercial Mortgage Trust
	2013-C11	3.071%	3/15/45	94	95
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.198%	3/15/48	39	40
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.560%	3/15/48	18	18
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.001%	5/15/45	76	77
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	15	15
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.337%	6/15/46	150	154
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.488%	6/15/46	75	76
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	20	21
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	100	107
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.358%	8/15/46	20	21
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.223%	9/15/46	21	21
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.963%	9/15/46	30	31
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	30	32

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.668%	9/15/46	50	54
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	2.921%	12/15/46	25	25
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	25	27
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.255%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.788%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	1.233%	3/15/47	3	3
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.618%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.660%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	50	53
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.723%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.036%	5/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.176%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	75	78
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	3.752%	9/15/57	150	157
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	4.371%	9/15/57	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.636%	10/15/57	76	79
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	50	53
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.428%	11/15/47	65	66
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	65	67
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	2.862%	3/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.522%	3/15/47	60	62
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	140	148
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.351%	3/15/47	60	63
[4]	World Financial Network Credit Card
	Master Note Trust Series 2017-C	2.310%	8/15/24	150	149
[4]	World Omni Auto Receivables Trust
	2014-A	1.530%	6/15/20	40	40
[4]	World Omni Auto Receivables Trust
	2014-B	1.140%	1/15/20	16	16
[4]	World Omni Auto Receivables Trust
	2015-B	1.490%	12/15/20	43	43
[4]	World Omni Auto Receivables Trust
	2015-B	1.840%	1/17/22	50	50
[4]	World Omni Automobile Lease
	Securitization Trust 2015-A	1.540%	10/15/18	28	28
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $84,455)					84,462

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (27.8%)
Finance (8.7%)
	Banking (6.3%)
	American Express Co.	2.200%	10/30/20	300	298
	American Express Co.	2.500%	8/1/22	500	494
	American Express Co.	2.650%	12/2/22	225	223
	American Express Co.	3.000%	10/30/24	300	299
	American Express Co.	3.625%	12/5/24	150	154
	American Express Co.	4.050%	12/3/42	67	71
	American Express Credit Corp.	1.875%	5/3/19	200	199
	American Express Credit Corp.	2.250%	8/15/19	1,000	1,001
	American Express Credit Corp.	2.200%	3/3/20	250	249
	American Express Credit Corp.	2.375%	5/26/20	330	330
	American Express Credit Corp.	2.600%	9/14/20	300	301
	American Express Credit Corp.	2.250%	5/5/21	275	272
	American Express Credit Corp.	2.700%	3/3/22	300	301
	American Express Credit Corp.	3.300%	5/3/27	350	353
	Australia & New Zealand Banking
	Group Ltd.	1.600%	7/15/19	175	173
	Australia & New Zealand Banking
	Group Ltd.	2.050%	9/23/19	250	249
	Australia & New Zealand Banking
	Group Ltd.	2.125%	8/19/20	250	248
	Australia & New Zealand Banking
	Group Ltd.	2.250%	11/9/20	200	199
	Australia & New Zealand Banking
	Group Ltd.	2.700%	11/16/20	300	302
	Australia & New Zealand Banking
	Group Ltd.	2.300%	6/1/21	325	322
	Australia & New Zealand Banking
	Group Ltd.	2.550%	11/23/21	250	248
	Australia & New Zealand Banking
	Group Ltd.	2.625%	5/19/22	200	199
	Australia & New Zealand Banking
	Group Ltd.	2.625%	11/9/22	200	199
	Australia & New Zealand Banking
	Group Ltd.	3.700%	11/16/25	250	263
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	250	252
	Banco Santander SA	3.800%	2/23/28	200	200
	Bank of America Corp.	2.600%	1/15/19	172	173
	Bank of America Corp.	2.650%	4/1/19	400	403
	Bank of America Corp.	2.250%	4/21/20	500	500
	Bank of America Corp.	2.625%	10/19/20	575	579
	Bank of America Corp.	2.625%	4/19/21	755	759
[4]	Bank of America Corp.	2.369%	7/21/21	500	499
[4]	Bank of America Corp.	2.328%	10/1/21	400	396
	Bank of America Corp.	2.503%	10/21/22	300	297
	Bank of America Corp.	3.300%	1/11/23	650	665
[4]	Bank of America Corp.	3.124%	1/20/23	145	147
[4]	Bank of America Corp.	2.881%	4/24/23	2,000	2,001
[4]	Bank of America Corp.	2.816%	7/21/23	1,250	1,248
	Bank of America Corp.	4.100%	7/24/23	300	318
[4,9] Bank of America Corp.		3.004%	12/20/23	1,346	1,347
	Bank of America Corp.	4.125%	1/22/24	325	345
	Bank of America Corp.	4.000%	4/1/24	392	414
	Bank of America Corp.	4.200%	8/26/24	475	498
	Bank of America Corp.	4.000%	1/22/25	455	473
	Bank of America Corp.	3.950%	4/21/25	500	517
[4]	Bank of America Corp.	3.093%	10/1/25	350	347
	Bank of America Corp.	4.450%	3/3/26	675	720
	Bank of America Corp.	3.500%	4/19/26	100	102
	Bank of America Corp.	4.250%	10/22/26	850	893
	Bank of America Corp.	3.248%	10/21/27	1,175	1,161
	Bank of America Corp.	4.183%	11/25/27	375	392
[4]	Bank of America Corp.	3.824%	1/20/28	425	438
[4]	Bank of America Corp.	3.705%	4/24/28	350	358
[4]	Bank of America Corp.	3.593%	7/21/28	600	607
[4,9] Bank of America Corp.		3.419%	12/20/28	1,334	1,331
	Bank of America Corp.	6.110%	1/29/37	435	554
[4]	Bank of America Corp.	4.244%	4/24/38	350	378
	Bank of America Corp.	7.750%	5/14/38	240	359

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of America Corp.	5.875%	2/7/42	200	263
	Bank of America Corp.	5.000%	1/21/44	600	725
	Bank of America Corp.	4.875%	4/1/44	300	359
	Bank of America Corp.	4.750%	4/21/45	100	113
[4]	Bank of America Corp.	4.443%	1/20/48	100	112
	Bank of America NA	6.000%	10/15/36	250	324
	Bank of Montreal	2.375%	1/25/19	200	200
	Bank of Montreal	1.500%	7/18/19	400	396
	Bank of Montreal	2.100%	12/12/19	175	174
	Bank of Montreal	1.900%	8/27/21	325	318
	Bank of Montreal	2.550%	11/6/22	150	148
[4]	Bank of Montreal	3.803%	12/15/32	1,000	998
	Bank of New York Mellon Corp.	2.100%	1/15/19	250	250
	Bank of New York Mellon Corp.	2.200%	5/15/19	275	275
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	208
	Bank of New York Mellon Corp.	2.300%	9/11/19	500	501
	Bank of New York Mellon Corp.	2.600%	8/17/20	175	176
	Bank of New York Mellon Corp.	2.450%	11/27/20	150	150
	Bank of New York Mellon Corp.	2.050%	5/3/21	250	247
	Bank of New York Mellon Corp.	3.550%	9/23/21	300	311
	Bank of New York Mellon Corp.	2.600%	2/7/22	200	200
[4]	Bank of New York Mellon Corp.	2.661%	5/16/23	200	200
	Bank of New York Mellon Corp.	2.200%	8/16/23	225	218
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	153
	Bank of New York Mellon Corp.	3.000%	2/24/25	250	249
	Bank of New York Mellon Corp.	2.800%	5/4/26	200	195
	Bank of New York Mellon Corp.	2.450%	8/17/26	125	118
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	151
[4]	Bank of New York Mellon Corp.	3.442%	2/7/28	150	153
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	194
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	99
	Bank of Nova Scotia	1.950%	1/15/19	175	175
	Bank of Nova Scotia	2.150%	7/14/20	200	199
	Bank of Nova Scotia	2.350%	10/21/20	1,000	998
	Bank of Nova Scotia	2.800%	7/21/21	420	423
	Bank of Nova Scotia	2.700%	3/7/22	250	250
	Bank of Nova Scotia	4.500%	12/16/25	300	316
	Barclays plc	2.750%	11/8/19	100	100
	Barclays plc	2.875%	6/8/20	500	501
	Barclays plc	3.250%	1/12/21	300	303
	Barclays plc	3.200%	8/10/21	150	151
	Barclays plc	3.684%	1/10/23	800	811
	Barclays plc	4.375%	9/11/24	200	205
	Barclays plc	3.650%	3/16/25	350	350
	Barclays plc	4.375%	1/12/26	300	312
	Barclays plc	5.200%	5/12/26	435	464
	Barclays plc	4.337%	1/10/28	500	516
	Barclays plc	5.250%	8/17/45	250	290
	Barclays plc	4.950%	1/10/47	200	223
	BB&T Corp.	6.850%	4/30/19	400	424
	BB&T Corp.	5.250%	11/1/19	100	105
	BB&T Corp.	2.450%	1/15/20	130	130
	BB&T Corp.	2.150%	2/1/21	125	124
	BB&T Corp.	2.050%	5/10/21	225	222
	BB&T Corp.	2.750%	4/1/22	175	176
	BB&T Corp.	2.850%	10/26/24	100	99
	BNP Paribas SA	2.450%	3/17/19	75	75
	BNP Paribas SA	2.375%	5/21/20	375	375
	BNP Paribas SA	5.000%	1/15/21	475	510
	BPCE SA	2.500%	7/15/19	250	251
	BPCE SA	2.250%	1/27/20	125	125
	BPCE SA	2.650%	2/3/21	275	276
	BPCE SA	2.750%	12/2/21	250	251
[9]	BPCE SA	3.000%	5/22/22	250	250
	BPCE SA	4.000%	4/15/24	325	343
	BPCE SA	3.375%	12/2/26	250	253
	Branch Banking & Trust Co.	1.450%	5/10/19	175	173
	Branch Banking & Trust Co.	2.250%	6/1/20	400	400
	Branch Banking & Trust Co.	3.625%	9/16/25	500	516
	Canadian Imperial Bank of Commerce	1.600%	9/6/19	175	173
	Canadian Imperial Bank of Commerce	2.100%	10/5/20	200	198

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	350	348
	Capital One Bank USA NA	2.300%	6/5/19	400	400
	Capital One Bank USA NA	8.800%	7/15/19	350	382
	Capital One Bank USA NA	3.375%	2/15/23	235	237
	Capital One Financial Corp.	2.450%	4/24/19	200	200
	Capital One Financial Corp.	2.500%	5/12/20	250	250
	Capital One Financial Corp.	2.400%	10/30/20	250	248
	Capital One Financial Corp.	4.750%	7/15/21	50	53
	Capital One Financial Corp.	3.050%	3/9/22	175	176
	Capital One Financial Corp.	3.500%	6/15/23	27	27
	Capital One Financial Corp.	3.750%	4/24/24	175	180
	Capital One Financial Corp.	3.300%	10/30/24	225	224
	Capital One Financial Corp.	4.200%	10/29/25	175	180
	Capital One Financial Corp.	3.750%	7/28/26	500	497
	Capital One Financial Corp.	3.750%	3/9/27	100	101
	Capital One NA	2.400%	9/5/19	100	100
	Capital One NA	1.850%	9/13/19	225	223
	Capital One NA	2.250%	9/13/21	175	172
	Capital One NA	2.650%	8/8/22	500	495
	Citibank NA	1.850%	9/18/19	400	397
	Citibank NA	2.100%	6/12/20	175	173
	Citibank NA	2.125%	10/20/20	850	841
[4,9] Citicorp Lease Pass-Through Trust
	1999-1	8.040%	12/15/19	372	409
	Citigroup Inc.	2.550%	4/8/19	1,300	1,304
	Citigroup Inc.	2.050%	6/7/19	175	174
	Citigroup Inc.	2.450%	1/10/20	350	350
	Citigroup Inc.	2.400%	2/18/20	325	324
	Citigroup Inc.	5.375%	8/9/20	50	54
	Citigroup Inc.	2.700%	3/30/21	675	676
	Citigroup Inc.	2.350%	8/2/21	150	148
	Citigroup Inc.	2.900%	12/8/21	200	201
	Citigroup Inc.	4.500%	1/14/22	1,275	1,356
	Citigroup Inc.	2.700%	10/27/22	375	371
	Citigroup Inc.	3.375%	3/1/23	150	152
[4]	Citigroup Inc.	2.876%	7/24/23	450	448
	Citigroup Inc.	3.875%	10/25/23	350	363
	Citigroup Inc.	4.000%	8/5/24	125	130
	Citigroup Inc.	3.875%	3/26/25	350	358
	Citigroup Inc.	3.300%	4/27/25	175	176
	Citigroup Inc.	4.400%	6/10/25	1,400	1,475
	Citigroup Inc.	5.500%	9/13/25	75	84
	Citigroup Inc.	3.700%	1/12/26	350	359
	Citigroup Inc.	4.600%	3/9/26	275	292
	Citigroup Inc.	3.400%	5/1/26	25	25
	Citigroup Inc.	3.200%	10/21/26	875	866
	Citigroup Inc.	4.300%	11/20/26	75	78
	Citigroup Inc.	4.450%	9/29/27	1,000	1,055
[4]	Citigroup Inc.	3.887%	1/10/28	175	180
[4]	Citigroup Inc.	3.668%	7/24/28	350	354
	Citigroup Inc.	4.125%	7/25/28	250	258
[4]	Citigroup Inc.	3.520%	10/27/28	375	376
	Citigroup Inc.	6.625%	6/15/32	100	127
	Citigroup Inc.	6.125%	8/25/36	75	94
	Citigroup Inc.	8.125%	7/15/39	562	896
	Citigroup Inc.	5.875%	1/30/42	100	130
	Citigroup Inc.	5.300%	5/6/44	375	443
	Citigroup Inc.	4.650%	7/30/45	200	228
	Citizens Bank NA	2.450%	12/4/19	100	100
	Citizens Bank NA	2.250%	3/2/20	175	174
	Citizens Bank NA	2.200%	5/26/20	150	149
	Citizens Bank NA	2.250%	10/30/20	200	198
	Citizens Bank NA	2.550%	5/13/21	200	199
	Citizens Bank NA	2.650%	5/26/22	125	124
	Citizens Financial Group Inc.	4.300%	12/3/25	125	130
	Comerica Bank	4.000%	7/27/25	50	52
	Commonwealth Bank of Australia	2.050%	3/15/19	125	125
	Commonwealth Bank of Australia	2.300%	9/6/19	100	100
	Commonwealth Bank of Australia	2.400%	11/2/20	350	349
	Commonwealth Bank of Australia	2.550%	3/15/21	175	175
[9]	Commonwealth Bank of Australia	2.750%	3/10/22	500	501

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Compass Bank	2.750%	9/29/19	100	100
	Compass Bank	2.875%	6/29/22	250	246
	Cooperatieve Rabobank UA	2.250%	1/14/19	500	501
	Cooperatieve Rabobank UA	2.250%	1/14/20	250	250
	Cooperatieve Rabobank UA	4.500%	1/11/21	150	159
	Cooperatieve Rabobank UA	2.500%	1/19/21	600	602
	Cooperatieve Rabobank UA	2.750%	1/10/22	250	252
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	551
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	130
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	187
	Cooperatieve Rabobank UA	3.375%	5/21/25	275	282
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	633
	Cooperatieve Rabobank UA	3.750%	7/21/26	225	227
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	126
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	318
	Cooperatieve Rabobank UA	5.250%	8/4/45	600	725
	Credit Suisse AG	2.300%	5/28/19	400	401
	Credit Suisse AG	5.300%	8/13/19	175	183
	Credit Suisse AG	5.400%	1/14/20	325	343
	Credit Suisse AG	3.000%	10/29/21	600	606
	Credit Suisse AG	3.625%	9/9/24	1,150	1,187
[9]	Credit Suisse Group AG	3.574%	1/9/23	500	508
[9]	Credit Suisse Group AG	4.282%	1/9/28	250	260
	Credit Suisse Group Funding
	Guernsey Ltd.	2.750%	3/26/20	250	251
	Credit Suisse Group Funding
	Guernsey Ltd.	3.125%	12/10/20	250	253
	Credit Suisse Group Funding
	Guernsey Ltd.	3.450%	4/16/21	275	281
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	750	773
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	6/9/23	550	565
	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	250	255
	Credit Suisse Group Funding
	Guernsey Ltd.	4.875%	5/15/45	375	432
	Deutsche Bank AG	2.500%	2/13/19	150	150
	Deutsche Bank AG	2.700%	7/13/20	625	622
	Deutsche Bank AG	2.950%	8/20/20	100	100
	Deutsche Bank AG	3.125%	1/13/21	100	100
	Deutsche Bank AG	3.375%	5/12/21	500	504
	Deutsche Bank AG	4.250%	10/14/21	700	726
	Deutsche Bank AG	3.300%	11/16/22	500	498
	Deutsche Bank AG	3.700%	5/30/24	225	226
	Deutsche Bank AG	4.100%	1/13/26	100	102
	Discover Bank	3.200%	8/9/21	100	101
	Discover Bank	4.200%	8/8/23	300	316
	Discover Bank	3.450%	7/27/26	100	99
	Discover Financial Services	3.850%	11/21/22	200	205
	Discover Financial Services	3.950%	11/6/24	375	383
	Discover Financial Services	3.750%	3/4/25	100	101
	Fifth Third Bancorp	3.500%	3/15/22	125	129
	Fifth Third Bancorp	4.300%	1/16/24	275	291
	Fifth Third Bancorp	8.250%	3/1/38	225	344
	Fifth Third Bank	2.300%	3/15/19	250	250
	Fifth Third Bank	1.625%	9/27/19	125	124
	Fifth Third Bank	2.200%	10/30/20	200	199
	Fifth Third Bank	2.250%	6/14/21	300	297
	Fifth Third Bank	3.850%	3/15/26	200	206
	First Horizon National Corp.	3.500%	12/15/20	100	102
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	54
	First Republic Bank	2.500%	6/6/22	100	99
	First Republic Bank	4.375%	8/1/46	75	76
	FirstMerit Bank NA	4.270%	11/25/26	150	156
	FirstMerit Corp.	4.350%	2/4/23	50	52
	Goldman Sachs Capital I	6.345%	2/15/34	225	281
	Goldman Sachs Group Inc.	2.625%	1/31/19	450	452
	Goldman Sachs Group Inc.	7.500%	2/15/19	525	555
	Goldman Sachs Group Inc.	1.950%	7/23/19	100	99
	Goldman Sachs Group Inc.	2.550%	10/23/19	450	451

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	2.300%	12/13/19	600	598
	Goldman Sachs Group Inc.	5.375%	3/15/20	475	503
	Goldman Sachs Group Inc.	2.600%	4/23/20	775	776
	Goldman Sachs Group Inc.	6.000%	6/15/20	480	518
	Goldman Sachs Group Inc.	2.750%	9/15/20	275	276
	Goldman Sachs Group Inc.	2.875%	2/25/21	225	227
	Goldman Sachs Group Inc.	2.625%	4/25/21	200	200
	Goldman Sachs Group Inc.	5.250%	7/27/21	650	705
	Goldman Sachs Group Inc.	2.350%	11/15/21	500	492
	Goldman Sachs Group Inc.	5.750%	1/24/22	1,175	1,299
	Goldman Sachs Group Inc.	3.000%	4/26/22	600	602
[4]	Goldman Sachs Group Inc.	2.876%	10/31/22	1,000	997
	Goldman Sachs Group Inc.	3.625%	1/22/23	375	386
[4]	Goldman Sachs Group Inc.	2.908%	6/5/23	350	347
[4]	Goldman Sachs Group Inc.	2.905%	7/24/23	500	496
	Goldman Sachs Group Inc.	4.000%	3/3/24	525	550
	Goldman Sachs Group Inc.	3.850%	7/8/24	175	181
	Goldman Sachs Group Inc.	3.500%	1/23/25	750	759
[4]	Goldman Sachs Group Inc.	3.272%	9/29/25	550	546
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	208
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	205
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,253
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	466
	Goldman Sachs Group Inc.	3.850%	1/26/27	350	359
[4]	Goldman Sachs Group Inc.	3.691%	6/5/28	500	507
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	159
	Goldman Sachs Group Inc.	6.450%	5/1/36	50	64
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,305
[4]	Goldman Sachs Group Inc.	4.017%	10/31/38	350	359
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	902
	Goldman Sachs Group Inc.	4.800%	7/8/44	325	368
	Goldman Sachs Group Inc.	5.150%	5/22/45	475	548
	Goldman Sachs Group Inc.	4.750%	10/21/45	200	228
	HSBC Bank USA NA	4.875%	8/24/20	250	264
	HSBC Bank USA NA	5.625%	8/15/35	250	316
	HSBC Bank USA NA	7.000%	1/15/39	250	366
	HSBC Holdings plc	5.100%	4/5/21	625	671
	HSBC Holdings plc	2.950%	5/25/21	600	604
	HSBC Holdings plc	2.650%	1/5/22	500	496
	HSBC Holdings plc	4.875%	1/14/22	160	172
	HSBC Holdings plc	4.000%	3/30/22	290	303
[4]	HSBC Holdings plc	3.262%	3/13/23	400	405
	HSBC Holdings plc	3.600%	5/25/23	200	206
[4]	HSBC Holdings plc	3.033%	11/22/23	200	200
	HSBC Holdings plc	4.250%	3/14/24	250	260
	HSBC Holdings plc	4.250%	8/18/25	150	156
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,168
	HSBC Holdings plc	3.900%	5/25/26	450	465
	HSBC Holdings plc	4.375%	11/23/26	350	365
[4]	HSBC Holdings plc	4.041%	3/13/28	900	937
	HSBC Holdings plc	7.625%	5/17/32	100	136
	HSBC Holdings plc	7.350%	11/27/32	100	134
	HSBC Holdings plc	6.500%	5/2/36	350	457
	HSBC Holdings plc	6.500%	9/15/37	50	66
	HSBC Holdings plc	6.800%	6/1/38	200	273
	HSBC Holdings plc	5.250%	3/14/44	750	882
	HSBC USA Inc.	2.375%	11/13/19	400	401
	HSBC USA Inc.	2.350%	3/5/20	275	275
	HSBC USA Inc.	2.750%	8/7/20	150	151
	HSBC USA Inc.	5.000%	9/27/20	300	317
	HSBC USA Inc.	3.500%	6/23/24	100	103
	Huntington Bancshares Inc.	7.000%	12/15/20	25	28
	Huntington Bancshares Inc.	3.150%	3/14/21	175	178
	Huntington Bancshares Inc.	2.300%	1/14/22	200	197
	Huntington National Bank	2.375%	3/10/20	250	250
	Huntington National Bank	2.400%	4/1/20	150	150
	Huntington National Bank	2.500%	8/7/22	200	197
	ING Groep NV	3.150%	3/29/22	200	202
	ING Groep NV	3.950%	3/29/27	300	313
	Intesa Sanpaolo SPA	3.875%	1/15/19	185	188
	Intesa Sanpaolo SPA	5.250%	1/12/24	225	245

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	2.350%	1/28/19	175	175
	JPMorgan Chase & Co.	6.300%	4/23/19	775	816
	JPMorgan Chase & Co.	2.250%	1/23/20	1,976	1,974
	JPMorgan Chase & Co.	2.750%	6/23/20	1,015	1,024
	JPMorgan Chase & Co.	4.400%	7/22/20	475	499
	JPMorgan Chase & Co.	4.250%	10/15/20	250	262
	JPMorgan Chase & Co.	2.550%	10/29/20	450	451
	JPMorgan Chase & Co.	2.550%	3/1/21	850	851
	JPMorgan Chase & Co.	4.625%	5/10/21	300	319
	JPMorgan Chase & Co.	2.400%	6/7/21	275	274
	JPMorgan Chase & Co.	2.295%	8/15/21	450	446
	JPMorgan Chase & Co.	4.350%	8/15/21	205	217
	JPMorgan Chase & Co.	4.500%	1/24/22	25	27
	JPMorgan Chase & Co.	3.250%	9/23/22	750	765
	JPMorgan Chase & Co.	2.972%	1/15/23	1,945	1,953
	JPMorgan Chase & Co.	3.200%	1/25/23	750	763
[4]	JPMorgan Chase & Co.	2.776%	4/25/23	350	348
	JPMorgan Chase & Co.	3.375%	5/1/23	300	305
	JPMorgan Chase & Co.	2.700%	5/18/23	250	248
	JPMorgan Chase & Co.	3.875%	9/10/24	500	519
	JPMorgan Chase & Co.	3.125%	1/23/25	400	402
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	600	602
	JPMorgan Chase & Co.	3.900%	7/15/25	300	313
	JPMorgan Chase & Co.	3.300%	4/1/26	1,185	1,190
	JPMorgan Chase & Co.	3.200%	6/15/26	300	299
	JPMorgan Chase & Co.	2.950%	10/1/26	375	368
	JPMorgan Chase & Co.	4.125%	12/15/26	450	474
	JPMorgan Chase & Co.	3.625%	12/1/27	1,000	1,011
[4]	JPMorgan Chase & Co.	3.782%	2/1/28	1,225	1,268
[4]	JPMorgan Chase & Co.	3.540%	5/1/28	500	507
	JPMorgan Chase & Co.	6.400%	5/15/38	450	617
	JPMorgan Chase & Co.	5.500%	10/15/40	250	315
	JPMorgan Chase & Co.	5.600%	7/15/41	450	576
	JPMorgan Chase & Co.	5.400%	1/6/42	150	188
	JPMorgan Chase & Co.	5.625%	8/16/43	300	372
	JPMorgan Chase & Co.	4.950%	6/1/45	100	115
[4]	JPMorgan Chase & Co.	4.260%	2/22/48	375	402
[4]	JPMorgan Chase & Co.	3.964%	11/15/48	500	516
	JPMorgan Chase Bank NA	1.650%	9/23/19	300	297
	KeyBank NA	2.500%	12/15/19	100	100
	KeyBank NA	2.250%	3/16/20	500	499
	KeyBank NA	2.300%	9/14/22	200	196
	KeyBank NA	3.300%	6/1/25	125	127
	KeyCorp	5.100%	3/24/21	25	27
	Lloyds Bank plc	2.300%	11/27/18	225	225
	Lloyds Bank plc	2.050%	1/22/19	200	200
	Lloyds Bank plc	2.400%	3/17/20	50	50
	Lloyds Bank plc	6.375%	1/21/21	175	194
	Lloyds Banking Group plc	3.000%	1/11/22	300	301
[4]	Lloyds Banking Group plc	2.907%	11/7/23	400	396
	Lloyds Banking Group plc	4.582%	12/10/25	700	731
	Lloyds Banking Group plc	3.750%	1/11/27	200	203
[4]	Lloyds Banking Group plc	3.574%	11/7/28	200	198
	Lloyds Banking Group plc	5.300%	12/1/45	200	235
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	550	551
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	100	100
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	175	174
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	700	706
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	400	392
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	300	296
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	97
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	543
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	239
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	512
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	247
	Mizuho Financial Group Inc.	3.663%	2/28/27	250	256
	Morgan Stanley	2.500%	1/24/19	150	151
	Morgan Stanley	7.300%	5/13/19	525	560
	Morgan Stanley	2.375%	7/23/19	400	400
	Morgan Stanley	5.625%	9/23/19	900	949
	Morgan Stanley	5.500%	1/26/20	275	291

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	2.650%	1/27/20	250	251
	Morgan Stanley	2.800%	6/16/20	1,050	1,058
	Morgan Stanley	5.500%	7/24/20	175	188
	Morgan Stanley	5.750%	1/25/21	250	272
	Morgan Stanley	2.500%	4/21/21	250	249
	Morgan Stanley	5.500%	7/28/21	75	82
	Morgan Stanley	2.625%	11/17/21	500	497
	Morgan Stanley	2.750%	5/19/22	600	596
	Morgan Stanley	4.875%	11/1/22	425	457
	Morgan Stanley	3.750%	2/25/23	675	700
	Morgan Stanley	3.875%	4/29/24	545	569
	Morgan Stanley	3.700%	10/23/24	650	670
	Morgan Stanley	4.000%	7/23/25	230	240
	Morgan Stanley	5.000%	11/24/25	800	874
	Morgan Stanley	3.875%	1/27/26	225	234
	Morgan Stanley	3.125%	7/27/26	700	691
	Morgan Stanley	6.250%	8/9/26	625	746
	Morgan Stanley	4.350%	9/8/26	400	419
	Morgan Stanley	3.625%	1/20/27	850	867
	Morgan Stanley	3.950%	4/23/27	325	329
[4]	Morgan Stanley	3.591%	7/22/28	875	881
	Morgan Stanley	7.250%	4/1/32	150	206
[4]	Morgan Stanley	3.971%	7/22/38	375	386
	Morgan Stanley	6.375%	7/24/42	600	834
	Morgan Stanley	4.300%	1/27/45	800	858
	Morgan Stanley	4.375%	1/22/47	350	380
	MUFG Americas Holdings Corp.	2.250%	2/10/20	200	199
	MUFG Americas Holdings Corp.	3.500%	6/18/22	475	485
	MUFG Americas Holdings Corp.	3.000%	2/10/25	100	98
	MUFG Union Bank NA	2.250%	5/6/19	300	300
	National Australia Bank Ltd.	2.000%	1/14/19	200	200
	National Australia Bank Ltd.	1.375%	7/12/19	175	173
	National Australia Bank Ltd.	2.125%	5/22/20	600	596
	National Australia Bank Ltd.	1.875%	7/12/21	175	171
	National Australia Bank Ltd.	2.500%	5/22/22	550	545
	National Australia Bank Ltd.	3.000%	1/20/23	250	252
	National Australia Bank Ltd.	3.375%	1/14/26	100	101
	National Australia Bank Ltd.	2.500%	7/12/26	200	190
	National Bank of Canada	2.150%	6/12/20	250	249
	National Bank of Canada	2.200%	11/2/20	200	198
	National City Corp.	6.875%	5/15/19	100	106
	Northern Trust Corp.	3.450%	11/4/20	100	103
	Northern Trust Corp.	3.375%	8/23/21	100	103
	Northern Trust Corp.	3.950%	10/30/25	150	159
[4]	Northern Trust Corp.	3.375%	5/8/32	50	50
	People’s United Bank NA	4.000%	7/15/24	100	102
	People’s United Financial Inc.	3.650%	12/6/22	100	102
	PNC Bank NA	1.950%	3/4/19	150	150
	PNC Bank NA	2.250%	7/2/19	600	600
	PNC Bank NA	2.400%	10/18/19	75	75
	PNC Bank NA	2.000%	5/19/20	250	248
	PNC Bank NA	2.300%	6/1/20	150	150
	PNC Bank NA	2.450%	11/5/20	430	430
	PNC Bank NA	2.150%	4/29/21	250	247
	PNC Bank NA	2.550%	12/9/21	100	100
	PNC Bank NA	2.625%	2/17/22	175	175
	PNC Bank NA	3.300%	10/30/24	200	204
	PNC Bank NA	2.950%	2/23/25	150	149
	PNC Bank NA	3.250%	6/1/25	100	102
	PNC Bank NA	3.100%	10/25/27	250	249
	PNC Financial Services Group Inc.	3.900%	4/29/24	125	131
	PNC Financial Services Group Inc.	3.150%	5/19/27	750	748
	PNC Funding Corp.	6.700%	6/10/19	25	27
	PNC Funding Corp.	5.125%	2/8/20	150	158
	PNC Funding Corp.	4.375%	8/11/20	475	498
	PNC Funding Corp.	3.300%	3/8/22	440	451
	Regions Bank	6.450%	6/26/37	250	317
	Regions Financial Corp.	3.200%	2/8/21	100	102
	Royal Bank of Canada	1.625%	4/15/19	125	124
	Royal Bank of Canada	1.500%	7/29/19	375	371
	Royal Bank of Canada	2.125%	3/2/20	1,200	1,195

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Royal Bank of Canada	2.150%	10/26/20	200	198
	Royal Bank of Canada	2.500%	1/19/21	200	200
	Royal Bank of Canada	2.750%	2/1/22	300	303
	Royal Bank of Canada	4.650%	1/27/26	250	269
[4]	Royal Bank of Scotland Group plc	3.498%	5/15/23	500	501
	Royal Bank of Scotland Group plc	3.875%	9/12/23	800	813
	Santander Holdings USA Inc.	2.700%	5/24/19	300	300
[9]	Santander Holdings USA Inc.	3.700%	3/28/22	700	708
[9]	Santander Holdings USA Inc.	3.400%	1/18/23	115	115
	Santander Holdings USA Inc.	4.500%	7/17/25	125	130
[9]	Santander Holdings USA Inc.	4.400%	7/13/27	250	256
	Santander Issuances SAU	5.179%	11/19/25	450	484
	Santander UK Group Holdings plc	3.125%	1/8/21	550	556
	Santander UK Group Holdings plc	2.875%	8/5/21	225	225
	Santander UK Group Holdings plc	3.571%	1/10/23	200	203
[4]	Santander UK Group Holdings plc	3.823%	11/3/28	200	200
	Santander UK plc	2.500%	3/14/19	950	953
	Santander UK plc	2.350%	9/10/19	175	175
	Santander UK plc	2.375%	3/16/20	150	150
	Santander UK plc	2.125%	11/3/20	200	198
	Santander UK plc	4.000%	3/13/24	150	158
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	250	249
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	301
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	250	244
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	250	252
	State Street Corp.	1.950%	5/19/21	125	123
[4]	State Street Corp.	2.653%	5/15/23	300	300
	State Street Corp.	3.100%	5/15/23	150	151
	State Street Corp.	3.700%	11/20/23	83	87
	State Street Corp.	3.550%	8/18/25	225	233
	State Street Corp.	2.650%	5/19/26	125	121
	Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	150	150
	Sumitomo Mitsui Banking Corp.	1.966%	1/11/19	250	249
	Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	250	250
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	200	199
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	200	199
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	253
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	105
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	263
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	256
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	340	343
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	250	244
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	469
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	250	250
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	200	199
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	200	199
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	155
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	118
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	170
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	697
	SunTrust Bank	2.250%	1/31/20	200	199
	SunTrust Bank	3.300%	5/15/26	200	198
	SunTrust Banks Inc.	2.500%	5/1/19	300	301
	SunTrust Banks Inc.	2.900%	3/3/21	75	75
	SunTrust Banks Inc.	2.700%	1/27/22	125	125
	SVB Financial Group	3.500%	1/29/25	100	100
	Svenska Handelsbanken AB	2.500%	1/25/19	225	226
	Svenska Handelsbanken AB	2.250%	6/17/19	225	225
	Svenska Handelsbanken AB	1.500%	9/6/19	350	346
	Svenska Handelsbanken AB	2.450%	3/30/21	300	300
	Svenska Handelsbanken AB	1.875%	9/7/21	350	342
	Synchrony Bank	3.000%	6/15/22	100	99
	Synchrony Financial	2.600%	1/15/19	175	175
	Synchrony Financial	2.700%	2/3/20	425	426
	Synchrony Financial	4.250%	8/15/24	250	259
	Synchrony Financial	4.500%	7/23/25	500	523
	Synchrony Financial	3.700%	8/4/26	125	123
	Synchrony Financial	3.950%	12/1/27	300	299
	Synovus Financial Corp.	3.125%	11/1/22	50	50
	Toronto-Dominion Bank	2.125%	7/2/19	100	100
	Toronto-Dominion Bank	1.450%	8/13/19	200	198

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Toronto-Dominion Bank	2.250%	11/5/19	500	501
	Toronto-Dominion Bank	2.500%	12/14/20	100	100
	Toronto-Dominion Bank	2.125%	4/7/21	175	173
	Toronto-Dominion Bank	1.800%	7/13/21	150	146
	UBS AG	2.375%	8/14/19	604	604
	UBS AG	2.350%	3/26/20	175	175
	UBS AG	4.875%	8/4/20	50	53
[9]	UBS AG	2.450%	12/1/20	200	199
	US Bancorp	2.200%	4/25/19	100	100
	US Bancorp	2.350%	1/29/21	175	175
	US Bancorp	4.125%	5/24/21	250	263
	US Bancorp	2.625%	1/24/22	200	201
	US Bancorp	3.000%	3/15/22	125	127
	US Bancorp	2.950%	7/15/22	400	404
	US Bancorp	3.600%	9/11/24	50	52
	US Bancorp	3.100%	4/27/26	300	297
	US Bancorp	3.150%	4/27/27	225	225
	US Bank NA	2.050%	10/23/20	250	248
	US Bank NA	2.800%	1/27/25	500	496
	Wachovia Bank NA	5.850%	2/1/37	300	383
	Wachovia Corp.	6.605%	10/1/25	265	315
	Wells Fargo & Co.	2.125%	4/22/19	150	150
	Wells Fargo & Co.	2.600%	7/22/20	350	352
	Wells Fargo & Co.	2.550%	12/7/20	350	351
	Wells Fargo & Co.	2.500%	3/4/21	1,350	1,349
	Wells Fargo & Co.	4.600%	4/1/21	1,325	1,408
	Wells Fargo & Co.	2.100%	7/26/21	350	344
	Wells Fargo & Co.	3.500%	3/8/22	450	464
	Wells Fargo & Co.	2.625%	7/22/22	675	671
	Wells Fargo & Co.	3.069%	1/24/23	1,500	1,511
	Wells Fargo & Co.	3.450%	2/13/23	350	357
	Wells Fargo & Co.	3.300%	9/9/24	400	406
	Wells Fargo & Co.	3.000%	2/19/25	425	421
	Wells Fargo & Co.	3.000%	4/22/26	525	515
	Wells Fargo & Co.	4.100%	6/3/26	575	604
	Wells Fargo & Co.	3.000%	10/23/26	675	658
[4]	Wells Fargo & Co.	3.584%	5/22/28	500	510
	Wells Fargo & Co.	5.375%	2/7/35	200	242
	Wells Fargo & Co.	5.375%	11/2/43	600	714
	Wells Fargo & Co.	5.606%	1/15/44	600	740
	Wells Fargo & Co.	4.650%	11/4/44	325	354
	Wells Fargo & Co.	3.900%	5/1/45	500	516
	Wells Fargo & Co.	4.900%	11/17/45	250	283
	Wells Fargo & Co.	4.400%	6/14/46	300	317
	Wells Fargo & Co.	4.750%	12/7/46	350	389
	Wells Fargo Bank NA	1.750%	5/24/19	275	273
	Wells Fargo Bank NA	2.150%	12/6/19	500	499
	Wells Fargo Bank NA	5.950%	8/26/36	200	256
	Wells Fargo Bank NA	6.600%	1/15/38	225	314
	Westpac Banking Corp.	2.250%	1/17/19	225	225
	Westpac Banking Corp.	1.650%	5/13/19	200	199
	Westpac Banking Corp.	1.600%	8/19/19	600	593
	Westpac Banking Corp.	4.875%	11/19/19	250	262
	Westpac Banking Corp.	2.150%	3/6/20	300	299
	Westpac Banking Corp.	2.600%	11/23/20	250	251
	Westpac Banking Corp.	2.100%	5/13/21	1,000	986
	Westpac Banking Corp.	2.000%	8/19/21	275	270
	Westpac Banking Corp.	2.500%	6/28/22	1,000	993
	Westpac Banking Corp.	2.750%	1/11/23	200	199
	Westpac Banking Corp.	2.850%	5/13/26	400	390
	Westpac Banking Corp.	2.700%	8/19/26	175	168
	Westpac Banking Corp.	3.350%	3/8/27	250	252
[4]	Westpac Banking Corp.	4.322%	11/23/31	500	514

	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	106
	Affiliated Managers Group Inc.	3.500%	8/1/25	125	126
	Ameriprise Financial Inc.	5.300%	3/15/20	125	132
	Ameriprise Financial Inc.	4.000%	10/15/23	150	159
	Ameriprise Financial Inc.	3.700%	10/15/24	100	104
	Apollo Investment Corp.	5.250%	3/3/25	50	51

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
BGC Partners Inc.	5.375%	12/9/19	50	52
BGC Partners Inc.	5.125%	5/27/21	50	52
BlackRock Inc.	5.000%	12/10/19	160	168
BlackRock Inc.	4.250%	5/24/21	125	132
BlackRock Inc.	3.375%	6/1/22	175	181
BlackRock Inc.	3.500%	3/18/24	175	182
BlackRock Inc.	3.200%	3/15/27	100	101
Brookfield Asset Management Inc.	4.000%	1/15/25	105	107
Brookfield Finance Inc.	4.250%	6/2/26	50	51
Brookfield Finance LLC	4.000%	4/1/24	125	129
CBOE Global Markets Inc.	1.950%	6/28/19	50	50
Cboe Global Markets Inc.	3.650%	1/12/27	110	113
Charles Schwab Corp.	3.225%	9/1/22	300	305
Charles Schwab Corp.	2.650%	1/25/23	100	100
Charles Schwab Corp.	3.200%	3/2/27	250	251
Charles Schwab Corp.	3.200%	1/25/28	100	100
CME Group Inc.	3.000%	9/15/22	125	127
CME Group Inc.	3.000%	3/15/25	125	127
CME Group Inc.	5.300%	9/15/43	125	160
E*TRADE Financial Corp.	3.800%	8/24/27	75	75
Eaton Vance Corp.	3.625%	6/15/23	50	52
Eaton Vance Corp.	3.500%	4/6/27	100	102
Franklin Resources Inc.	4.625%	5/20/20	50	52
Franklin Resources Inc.	2.800%	9/15/22	225	226
Intercontinental Exchange Inc.	2.350%	9/15/22	100	99
Intercontinental Exchange Inc.	4.000%	10/15/23	150	159
Intercontinental Exchange Inc.	3.750%	12/1/25	300	315
Intercontinental Exchange Inc.	3.100%	9/15/27	150	150
Invesco Finance plc	3.125%	11/30/22	175	176
Invesco Finance plc	4.000%	1/30/24	100	105
Invesco Finance plc	3.750%	1/15/26	170	176
Invesco Finance plc	5.375%	11/30/43	75	92
Janus Capital Group Inc.	4.875%	8/1/25	75	80
Jefferies Group LLC	8.500%	7/15/19	25	27
Jefferies Group LLC	6.875%	4/15/21	155	173
Jefferies Group LLC	5.125%	1/20/23	100	108
Jefferies Group LLC	4.850%	1/15/27	200	212
Jefferies Group LLC	6.450%	6/8/27	50	58
Jefferies Group LLC	6.250%	1/15/36	75	85
Jefferies Group LLC	6.500%	1/20/43	75	87
Lazard Group LLC	3.750%	2/13/25	50	51
Lazard Group LLC	3.625%	3/1/27	100	99
Legg Mason Inc.	4.750%	3/15/26	100	107
Legg Mason Inc.	5.625%	1/15/44	100	112
Leucadia National Corp.	5.500%	10/18/23	150	161
Nasdaq Inc.	5.550%	1/15/20	175	185
Nasdaq Inc.	4.250%	6/1/24	75	79
Nomura Holdings Inc.	2.750%	3/19/19	250	251
Nomura Holdings Inc.	6.700%	3/4/20	200	217
Raymond James Financial Inc.	3.625%	9/15/26	75	75
Raymond James Financial Inc.	4.950%	7/15/46	210	238
Stifel Financial Corp.	3.500%	12/1/20	50	51
Stifel Financial Corp.	4.250%	7/18/24	150	154
TD Ameritrade Holding Corp.	5.600%	12/1/19	50	53
TD Ameritrade Holding Corp.	2.950%	4/1/22	125	126
TD Ameritrade Holding Corp.	3.625%	4/1/25	100	103
TD Ameritrade Holding Corp.	3.300%	4/1/27	125	126

Finance Companies (0.3%)
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.750%	5/15/19	155	158
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.250%	7/1/20	350	363
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.625%	10/30/20	150	157
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.500%	5/15/21	150	158
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	5.000%	10/1/21	200	213
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.950%	2/1/22	125	129

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	3.500%	5/26/22	100	101
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	4.625%	7/1/22	175	185
	AerCap Ireland Capital DAC / AerCap
	Global Aviation Trust	3.650%	7/21/27	150	149
	Air Lease Corp.	3.375%	1/15/19	125	126
	Air Lease Corp.	4.750%	3/1/20	75	78
	Air Lease Corp.	3.875%	4/1/21	75	78
	Air Lease Corp.	3.375%	6/1/21	100	102
	Air Lease Corp.	3.750%	2/1/22	300	310
	Air Lease Corp.	2.625%	7/1/22	100	98
	Air Lease Corp.	2.750%	1/15/23	100	98
	Air Lease Corp.	4.250%	9/15/24	75	78
	Air Lease Corp.	3.625%	4/1/27	75	75
	Air Lease Corp.	3.625%	12/1/27	100	100
	Ares Capital Corp.	3.875%	1/15/20	100	102
	Ares Capital Corp.	3.500%	2/10/23	250	246
	FS Investment Corp.	4.000%	7/15/19	75	75
	GATX Corp.	2.500%	7/30/19	50	50
	GATX Corp.	3.250%	3/30/25	125	124
	GATX Corp.	3.250%	9/15/26	50	49
	GATX Corp.	3.850%	3/30/27	175	178
	GATX Corp.	3.500%	3/15/28	100	99
	GATX Corp.	4.500%	3/30/45	50	52
	GE Capital International Funding Co.
	Unlimited Co.	2.342%	11/15/20	1,037	1,033
	GE Capital International Funding Co.
	Unlimited Co.	3.373%	11/15/25	558	567
	GE Capital International Funding Co.
	Unlimited Co.	4.418%	11/15/35	2,068	2,237
	HSBC Finance Corp.	6.676%	1/15/21	135	150
	International Lease Finance Corp.	5.875%	4/1/19	133	139
	International Lease Finance Corp.	6.250%	5/15/19	222	232
	International Lease Finance Corp.	8.250%	12/15/20	200	229
	International Lease Finance Corp.	4.625%	4/15/21	89	93
	International Lease Finance Corp.	8.625%	1/15/22	115	139
	International Lease Finance Corp.	5.875%	8/15/22	160	177
	Prospect Capital Corp.	5.000%	7/15/19	50	51
	Prospect Capital Corp.	5.875%	3/15/23	40	41

	Insurance (1.2%)
	ACE Capital Trust II	9.700%	4/1/30	50	75
	AEGON Funding Co. LLC	5.750%	12/15/20	81	88
	Aetna Inc.	2.200%	3/15/19	60	60
	Aetna Inc.	2.750%	11/15/22	200	198
	Aetna Inc.	2.800%	6/15/23	250	245
	Aetna Inc.	3.500%	11/15/24	125	127
	Aetna Inc.	6.625%	6/15/36	130	172
	Aetna Inc.	6.750%	12/15/37	100	136
	Aetna Inc.	4.500%	5/15/42	75	80
	Aetna Inc.	4.125%	11/15/42	75	76
	Aetna Inc.	3.875%	8/15/47	300	295
	Aflac Inc.	2.400%	3/16/20	100	100
	Aflac Inc.	4.000%	2/15/22	50	53
	Aflac Inc.	3.625%	6/15/23	125	130
	Aflac Inc.	3.625%	11/15/24	125	130
	Aflac Inc.	3.250%	3/17/25	125	127
	Aflac Inc.	2.875%	10/15/26	75	74
	Aflac Inc.	4.000%	10/15/46	50	52
	Alleghany Corp.	5.625%	9/15/20	100	107
	Alleghany Corp.	4.900%	9/15/44	100	108
	Allied World Assurance Co. Holdings
	Ltd.	5.500%	11/15/20	50	53
	Allied World Assurance Co. Holdings
	Ltd.	4.350%	10/29/25	75	75
	Allstate Corp.	3.150%	6/15/23	100	102
	Allstate Corp.	5.550%	5/9/35	75	92
	Allstate Corp.	4.500%	6/15/43	125	142
	Allstate Corp.	4.200%	12/15/46	275	301
[4]	Allstate Corp.	5.750%	8/15/53	75	82

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Allstate Corp.	6.500%	5/15/67	100	120
	Alterra Finance LLC	6.250%	9/30/20	55	60
	American Financial Group Inc.	3.500%	8/15/26	50	50
	American Financial Group Inc.	4.500%	6/15/47	110	114
	American International Group Inc.	3.375%	8/15/20	125	128
	American International Group Inc.	6.400%	12/15/20	385	426
	American International Group Inc.	4.875%	6/1/22	250	271
	American International Group Inc.	4.125%	2/15/24	170	179
	American International Group Inc.	3.875%	1/15/35	200	200
	American International Group Inc.	4.700%	7/10/35	75	82
	American International Group Inc.	6.250%	5/1/36	475	610
	American International Group Inc.	4.500%	7/16/44	500	540
	American International Group Inc.	4.375%	1/15/55	125	127
[4]	American International Group Inc.	8.175%	5/15/68	95	130
	Anthem Inc.	2.250%	8/15/19	150	149
	Anthem Inc.	4.350%	8/15/20	100	104
	Anthem Inc.	2.500%	11/21/20	175	175
	Anthem Inc.	3.700%	8/15/21	125	129
	Anthem Inc.	3.125%	5/15/22	150	151
	Anthem Inc.	2.950%	12/1/22	150	150
	Anthem Inc.	3.300%	1/15/23	475	482
	Anthem Inc.	3.500%	8/15/24	125	127
	Anthem Inc.	3.350%	12/1/24	160	162
	Anthem Inc.	3.650%	12/1/27	300	305
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	4.625%	5/15/42	175	193
	Anthem Inc.	4.650%	1/15/43	175	193
	Anthem Inc.	5.100%	1/15/44	100	117
	Anthem Inc.	4.375%	12/1/47	400	426
	Anthem Inc.	4.850%	8/15/54	50	55
	Aon Corp.	5.000%	9/30/20	200	213
	Aon Corp.	8.205%	1/1/27	25	33
	Aon Corp.	6.250%	9/30/40	100	130
	Aon plc	3.500%	6/14/24	100	102
	Aon plc	3.875%	12/15/25	200	209
	Aon plc	4.600%	6/14/44	175	189
	Aon plc	4.750%	5/15/45	100	111
	Arch Capital Finance LLC	4.011%	12/15/26	100	104
	Arch Capital Finance LLC	5.031%	12/15/46	100	116
	Arch Capital Group Ltd.	7.350%	5/1/34	50	68
	Arch Capital Group US Inc.	5.144%	11/1/43	50	58
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	186
	Assurant Inc.	4.000%	3/15/23	100	102
	Assurant Inc.	6.750%	2/15/34	50	62
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	75	81
	AXA Financial Inc.	7.000%	4/1/28	75	94
	AXA SA	8.600%	12/15/30	225	324
	AXIS Specialty Finance LLC	5.875%	6/1/20	75	80
	AXIS Specialty Finance plc	4.000%	12/6/27	550	552
	Berkshire Hathaway Finance Corp.	1.700%	3/15/19	150	149
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	200	197
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	275	280
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	132
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	153
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	99
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	125	140
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	225	251
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	125
	Berkshire Hathaway Inc.	2.200%	3/15/21	200	199
	Berkshire Hathaway Inc.	3.000%	2/11/23	125	127
	Berkshire Hathaway Inc.	2.750%	3/15/23	450	453
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	731
	Berkshire Hathaway Inc.	4.500%	2/11/43	250	285
[9]	Brighthouse Financial Inc.	3.700%	6/22/27	250	245
[9]	Brighthouse Financial Inc.	4.700%	6/22/47	290	295
	Brown & Brown Inc.	4.200%	9/15/24	75	79
	Chubb Corp.	6.000%	5/11/37	125	167
	Chubb Corp.	6.500%	5/15/38	50	71
	Chubb INA Holdings Inc.	5.900%	6/15/19	25	26
	Chubb INA Holdings Inc.	2.875%	11/3/22	475	479
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	125

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	103
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	252
	Chubb INA Holdings Inc.	6.700%	5/15/36	200	281
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	108
	Chubb INA Holdings Inc.	4.350%	11/3/45	400	449
	Cigna Corp.	5.125%	6/15/20	50	53
	Cigna Corp.	4.375%	12/15/20	45	47
	Cigna Corp.	4.500%	3/15/21	50	53
	Cigna Corp.	4.000%	2/15/22	125	130
	Cigna Corp.	3.250%	4/15/25	250	248
	Cigna Corp.	7.875%	5/15/27	41	55
	Cigna Corp.	3.050%	10/15/27	100	97
	Cigna Corp.	5.375%	2/15/42	75	91
	Cigna Corp.	3.875%	10/15/47	120	120
	Cincinnati Financial Corp.	6.920%	5/15/28	100	129
	Cincinnati Financial Corp.	6.125%	11/1/34	150	191
	CNA Financial Corp.	5.875%	8/15/20	75	81
	CNA Financial Corp.	5.750%	8/15/21	75	82
	CNA Financial Corp.	4.500%	3/1/26	125	133
	CNA Financial Corp.	3.450%	8/15/27	100	99
	Coventry Health Care Inc.	5.450%	6/15/21	100	108
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	96
	Enstar Group Ltd.	4.500%	3/10/22	50	51
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	106
	First American Financial Corp.	4.600%	11/15/24	100	103
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	104
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	26
	Hartford Financial Services Group Inc.	5.125%	4/15/22	250	273
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	63
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	132
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	188
	Humana Inc.	2.900%	12/15/22	150	149
	Humana Inc.	3.850%	10/1/24	150	156
	Humana Inc.	3.950%	3/15/27	150	155
	Humana Inc.	4.625%	12/1/42	75	81
	Humana Inc.	4.950%	10/1/44	200	229
	Humana Inc.	4.800%	3/15/47	75	85
	Kemper Corp.	4.350%	2/15/25	40	41
	Lincoln National Corp.	6.250%	2/15/20	25	27
	Lincoln National Corp.	4.850%	6/24/21	50	53
	Lincoln National Corp.	4.200%	3/15/22	50	52
	Lincoln National Corp.	4.000%	9/1/23	50	52
	Lincoln National Corp.	3.625%	12/12/26	200	204
	Lincoln National Corp.	6.150%	4/7/36	10	12
	Lincoln National Corp.	6.300%	10/9/37	75	96
	Lincoln National Corp.	7.000%	6/15/40	160	221
	Loews Corp.	2.625%	5/15/23	75	74
	Loews Corp.	6.000%	2/1/35	50	63
	Loews Corp.	4.125%	5/15/43	275	283
	Manulife Financial Corp.	4.900%	9/17/20	275	291
	Manulife Financial Corp.	4.150%	3/4/26	175	185
[4]	Manulife Financial Corp.	4.061%	2/24/32	220	222
	Manulife Financial Corp.	5.375%	3/4/46	100	125
	Markel Corp.	4.900%	7/1/22	125	135
	Markel Corp.	3.500%	11/1/27	50	49
	Markel Corp.	4.300%	11/1/47	50	51
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	500	499
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	315
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	103
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	103
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	105
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	300	333
	Mercury General Corp.	4.400%	3/15/27	75	76
	MetLife Inc.	7.717%	2/15/19	50	53
	MetLife Inc.	4.750%	2/8/21	300	320
	MetLife Inc.	3.048%	12/15/22	225	228
	MetLife Inc.	3.600%	4/10/24	175	183
	MetLife Inc.	3.000%	3/1/25	250	250
	MetLife Inc.	3.600%	11/13/25	500	520
	MetLife Inc.	6.500%	12/15/32	175	229
	MetLife Inc.	6.375%	6/15/34	100	136

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MetLife Inc.	5.700%	6/15/35	200	253
	MetLife Inc.	5.875%	2/6/41	325	426
	MetLife Inc.	4.125%	8/13/42	125	132
	MetLife Inc.	4.875%	11/13/43	175	205
	MetLife Inc.	4.721%	12/15/44	63	73
	MetLife Inc.	4.600%	5/13/46	120	137
[4]	MetLife Inc.	6.400%	12/15/66	210	243
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	100	105
	Old Republic International Corp.	4.875%	10/1/24	75	80
	Old Republic International Corp.	3.875%	8/26/26	150	150
	PartnerRe Finance B LLC	5.500%	6/1/20	100	106
	Primerica Inc.	4.750%	7/15/22	125	134
	Principal Financial Group Inc.	3.300%	9/15/22	50	51
	Principal Financial Group Inc.	3.125%	5/15/23	100	101
	Principal Financial Group Inc.	3.400%	5/15/25	75	76
	Principal Financial Group Inc.	3.100%	11/15/26	100	99
	Principal Financial Group Inc.	4.625%	9/15/42	50	55
	Principal Financial Group Inc.	4.350%	5/15/43	50	54
	Principal Financial Group Inc.	4.300%	11/15/46	75	80
[4]	Principal Financial Group Inc.	4.700%	5/15/55	65	66
	Progressive Corp.	3.750%	8/23/21	75	78
	Progressive Corp.	2.450%	1/15/27	150	143
	Progressive Corp.	6.625%	3/1/29	125	159
	Progressive Corp.	4.350%	4/25/44	50	56
	Progressive Corp.	4.125%	4/15/47	500	540
	Prudential Financial Inc.	5.375%	6/21/20	100	107
	Prudential Financial Inc.	4.500%	11/15/20	300	316
	Prudential Financial Inc.	4.500%	11/16/21	75	80
	Prudential Financial Inc.	3.500%	5/15/24	125	130
	Prudential Financial Inc.	5.750%	7/15/33	100	124
	Prudential Financial Inc.	5.700%	12/14/36	125	157
	Prudential Financial Inc.	6.625%	12/1/37	140	196
	Prudential Financial Inc.	6.625%	6/21/40	100	141
[4]	Prudential Financial Inc.	5.875%	9/15/42	175	191
[4]	Prudential Financial Inc.	5.625%	6/15/43	375	409
	Prudential Financial Inc.	5.100%	8/15/43	50	59
[4]	Prudential Financial Inc.	5.200%	3/15/44	85	91
	Prudential Financial Inc.	4.600%	5/15/44	125	142
[4]	Prudential Financial Inc.	5.375%	5/15/45	250	268
[9]	Prudential Financial Inc.	3.905%	12/7/47	367	374
[9]	Prudential Financial Inc.	3.935%	12/7/49	193	197
	Reinsurance Group of America Inc.	6.450%	11/15/19	75	80
	Reinsurance Group of America Inc.	5.000%	6/1/21	75	80
	Reinsurance Group of America Inc.	4.700%	9/15/23	75	81
	RenaissanceRe Finance Inc.	3.450%	7/1/27	50	49
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	92
	Torchmark Corp.	3.800%	9/15/22	50	52
	Travelers Cos. Inc.	5.900%	6/2/19	300	315
	Travelers Cos. Inc.	3.900%	11/1/20	125	130
	Travelers Cos. Inc.	6.250%	6/15/37	150	203
	Travelers Cos. Inc.	4.300%	8/25/45	150	165
	Travelers Cos. Inc.	4.000%	5/30/47	125	132
	UnitedHealth Group Inc.	1.700%	2/15/19	200	199
	UnitedHealth Group Inc.	1.625%	3/15/19	100	99
	UnitedHealth Group Inc.	2.300%	12/15/19	125	125
	UnitedHealth Group Inc.	2.700%	7/15/20	250	253
	UnitedHealth Group Inc.	1.950%	10/15/20	100	99
	UnitedHealth Group Inc.	4.700%	2/15/21	75	80
	UnitedHealth Group Inc.	2.125%	3/15/21	225	223
	UnitedHealth Group Inc.	3.375%	11/15/21	100	103
	UnitedHealth Group Inc.	2.875%	12/15/21	125	127
	UnitedHealth Group Inc.	3.350%	7/15/22	180	186
	UnitedHealth Group Inc.	2.375%	10/15/22	150	149
	UnitedHealth Group Inc.	2.750%	2/15/23	175	175
	UnitedHealth Group Inc.	2.875%	3/15/23	25	25
	UnitedHealth Group Inc.	3.750%	7/15/25	950	1,000
	UnitedHealth Group Inc.	3.100%	3/15/26	225	226
	UnitedHealth Group Inc.	3.450%	1/15/27	75	77
	UnitedHealth Group Inc.	3.375%	4/15/27	350	358
	UnitedHealth Group Inc.	2.950%	10/15/27	150	149
	UnitedHealth Group Inc.	4.625%	7/15/35	175	202

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	6.500%	6/15/37	50	69
UnitedHealth Group Inc.	6.625%	11/15/37	125	177
UnitedHealth Group Inc.	6.875%	2/15/38	245	354
UnitedHealth Group Inc.	5.950%	2/15/41	60	79
UnitedHealth Group Inc.	4.625%	11/15/41	110	125
UnitedHealth Group Inc.	4.375%	3/15/42	50	55
UnitedHealth Group Inc.	3.950%	10/15/42	175	183
UnitedHealth Group Inc.	4.250%	3/15/43	125	135
UnitedHealth Group Inc.	4.750%	7/15/45	305	360
UnitedHealth Group Inc.	4.200%	1/15/47	135	147
UnitedHealth Group Inc.	4.250%	4/15/47	200	220
UnitedHealth Group Inc.	3.750%	10/15/47	150	153
Unum Group	5.625%	9/15/20	50	54
Unum Group	3.000%	5/15/21	100	100
Unum Group	4.000%	3/15/24	50	52
Unum Group	5.750%	8/15/42	25	31
Voya Financial Inc.	3.125%	7/15/24	100	99
Voya Financial Inc.	3.650%	6/15/26	250	252
Voya Financial Inc.	5.700%	7/15/43	75	92
Voya Financial Inc.	4.800%	6/15/46	100	111
Willis North America Inc.	3.600%	5/15/24	100	102
WR Berkley Corp.	5.375%	9/15/20	175	187
XLIT Ltd.	5.750%	10/1/21	105	115
XLIT Ltd.	4.450%	3/31/25	100	101
XLIT Ltd.	6.250%	5/15/27	125	148
XLIT Ltd.	5.500%	3/31/45	100	105

Other Finance (0.0%)
ORIX Corp.	2.900%	7/18/22	50	50
ORIX Corp.	3.250%	12/4/24	75	74
ORIX Corp.	3.700%	7/18/27	200	200

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	100
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	133
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	125	124
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	50	51
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	50	51
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	106
American Campus Communities
Operating Partnership LP	3.350%	10/1/20	50	51
American Campus Communities
Operating Partnership LP	4.125%	7/1/24	100	104
American Campus Communities
Operating Partnership LP	3.625%	11/15/27	75	74
AvalonBay Communities Inc.	2.850%	3/15/23	25	25
AvalonBay Communities Inc.	4.200%	12/15/23	75	80
AvalonBay Communities Inc.	3.450%	6/1/25	300	307
AvalonBay Communities Inc.	2.950%	5/11/26	150	147
AvalonBay Communities Inc.	2.900%	10/15/26	50	49
AvalonBay Communities Inc.	3.350%	5/15/27	75	76
AvalonBay Communities Inc.	3.200%	1/15/28	100	99
Boston Properties LP	5.625%	11/15/20	325	351
Boston Properties LP	4.125%	5/15/21	75	78
Boston Properties LP	3.850%	2/1/23	225	234
Boston Properties LP	3.125%	9/1/23	275	277
Boston Properties LP	3.200%	1/15/25	100	100
Boston Properties LP	3.650%	2/1/26	100	101
Boston Properties LP	2.750%	10/1/26	50	47
Brandywine Operating Partnership LP	3.950%	2/15/23	50	51
Brandywine Operating Partnership LP	3.950%	11/15/27	100	99
Brixmor Operating Partnership LP	3.875%	8/15/22	150	153
Brixmor Operating Partnership LP	3.650%	6/15/24	50	50
Brixmor Operating Partnership LP	3.850%	2/1/25	125	125
Brixmor Operating Partnership LP	4.125%	6/15/26	200	202
Brixmor Operating Partnership LP	3.900%	3/15/27	75	74
CBL & Associates LP	5.250%	12/1/23	100	95
CBL & Associates LP	4.600%	10/15/24	100	89
Columbia Property Trust Operating
Partnership LP	4.150%	4/1/25	100	102

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Columbia Property Trust Operating
Partnership LP	3.650%	8/15/26	25	24
Corporate Office Properties LP	3.700%	6/15/21	50	51
Corporate Office Properties LP	3.600%	5/15/23	150	150
CubeSmart LP	4.375%	12/15/23	100	105
CubeSmart LP	4.000%	11/15/25	50	51
CubeSmart LP	3.125%	9/1/26	100	95
DCT Industrial Operating Partnership LP	4.500%	10/15/23	50	52
DDR Corp.	3.500%	1/15/21	75	76
DDR Corp.	4.625%	7/15/22	200	210
DDR Corp.	3.900%	8/15/24	100	101
DDR Corp.	3.625%	2/1/25	200	197
DDR Corp.	4.250%	2/1/26	70	71
DDR Corp.	4.700%	6/1/27	75	78
Digital Realty Trust LP	5.250%	3/15/21	75	80
Digital Realty Trust LP	3.950%	7/1/22	75	78
Digital Realty Trust LP	3.625%	10/1/22	1,075	1,105
Digital Realty Trust LP	3.700%	8/15/27	200	201
Duke Realty LP	3.250%	6/30/26	175	173
Duke Realty LP	3.375%	12/15/27	60	60
EPR Properties	5.750%	8/15/22	125	136
EPR Properties	5.250%	7/15/23	125	133
EPR Properties	4.500%	4/1/25	50	51
EPR Properties	4.750%	12/15/26	100	103
ERP Operating LP	4.750%	7/15/20	50	53
ERP Operating LP	4.625%	12/15/21	129	138
ERP Operating LP	3.000%	4/15/23	125	126
ERP Operating LP	3.375%	6/1/25	125	127
ERP Operating LP	2.850%	11/1/26	50	49
ERP Operating LP	4.500%	7/1/44	150	162
ERP Operating LP	4.500%	6/1/45	125	137
ERP Operating LP	4.000%	8/1/47	100	102
Essex Portfolio LP	5.200%	3/15/21	50	53
Essex Portfolio LP	3.250%	5/1/23	25	25
Essex Portfolio LP	3.500%	4/1/25	100	101
Essex Portfolio LP	3.375%	4/15/26	100	99
Essex Portfolio LP	3.625%	5/1/27	100	101
Federal Realty Investment Trust	2.750%	6/1/23	25	25
Federal Realty Investment Trust	3.250%	7/15/27	50	50
Federal Realty Investment Trust	4.500%	12/1/44	300	327
Government Properties Income Trust	4.000%	7/15/22	100	101
HCP Inc.	3.750%	2/1/19	50	51
HCP Inc.	2.625%	2/1/20	375	376
HCP Inc.	5.375%	2/1/21	3	3
HCP Inc.	3.150%	8/1/22	75	76
HCP Inc.	4.000%	12/1/22	210	219
HCP Inc.	4.250%	11/15/23	250	262
HCP Inc.	3.400%	2/1/25	75	74
HCP Inc.	6.750%	2/1/41	100	133
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	99
Healthcare Trust of America
Holdings LP	3.375%	7/15/21	100	102
Healthcare Trust of America
Holdings LP	2.950%	7/1/22	100	100
Healthcare Trust of America
Holdings LP	3.700%	4/15/23	25	26
Healthcare Trust of America
Holdings LP	3.500%	8/1/26	100	98
Healthcare Trust of America
Holdings LP	3.750%	7/1/27	100	100
Highwoods Realty LP	3.200%	6/15/21	100	101
Hospitality Properties Trust	4.650%	3/15/24	140	147
Hospitality Properties Trust	5.250%	2/15/26	100	107
Hospitality Properties Trust	4.950%	2/15/27	100	105
Hospitality Properties Trust	3.950%	1/15/28	75	73
Host Hotels & Resorts LP	6.000%	10/1/21	100	110
Host Hotels & Resorts LP	4.750%	3/1/23	50	53
Host Hotels & Resorts LP	3.750%	10/15/23	336	343
Host Hotels & Resorts LP	3.875%	4/1/24	75	76
Host Hotels & Resorts LP	4.000%	6/15/25	50	51
Hudson Pacific Properties LP	3.950%	11/1/27	100	100

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Kilroy Realty LP	3.800%	1/15/23	200	205
Kilroy Realty LP	3.450%	12/15/24	50	50
Kimco Realty Corp.	6.875%	10/1/19	50	54
Kimco Realty Corp.	3.400%	11/1/22	150	153
Kimco Realty Corp.	3.125%	6/1/23	25	25
Kimco Realty Corp.	2.800%	10/1/26	125	117
Kimco Realty Corp.	3.800%	4/1/27	75	76
Kimco Realty Corp.	4.125%	12/1/46	50	49
Kimco Realty Corp.	4.450%	9/1/47	50	51
Kite Realty Group LP	4.000%	10/1/26	200	190
Liberty Property LP	3.375%	6/15/23	50	51
Liberty Property LP	4.400%	2/15/24	100	107
Liberty Property LP	3.750%	4/1/25	75	77
Life Storage LP	3.875%	12/15/27	150	149
LifeStorage LP	3.500%	7/1/26	125	122
Mid-America Apartments LP	4.300%	10/15/23	150	158
Mid-America Apartments LP	3.750%	6/15/24	50	51
Mid-America Apartments LP	3.600%	6/1/27	250	250
National Retail Properties Inc.	3.800%	10/15/22	200	206
National Retail Properties Inc.	3.500%	10/15/27	350	342
Omega Healthcare Investors Inc.	4.375%	8/1/23	500	507
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	104
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	100
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	103
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	292
Omega Healthcare Investors Inc.	4.750%	1/15/28	70	69
Physicians Realty LP	4.300%	3/15/27	150	153
Physicians Realty LP	3.950%	1/15/28	100	99
Piedmont Operating Partnership LP	3.400%	6/1/23	50	50
Public Storage	2.370%	9/15/22	55	54
Public Storage	3.094%	9/15/27	100	99
Realty Income Corp.	3.250%	10/15/22	375	381
Realty Income Corp.	3.875%	7/15/24	50	51
Realty Income Corp.	4.125%	10/15/26	125	130
Realty Income Corp.	3.000%	1/15/27	100	96
Realty Income Corp.	3.650%	1/15/28	190	191
Realty Income Corp.	4.650%	3/15/47	250	276
Regency Centers LP	3.600%	2/1/27	25	25
Regency Centers LP	4.400%	2/1/47	200	206
Sabra Health Care LP	5.125%	8/15/26	25	25
Select Income REIT	4.150%	2/1/22	100	101
Select Income REIT	4.250%	5/15/24	100	99
Select Income REIT	4.500%	2/1/25	50	50
Senior Housing Properties Trust	3.250%	5/1/19	100	100
Simon Property Group LP	2.200%	2/1/19	575	575
Simon Property Group LP	4.375%	3/1/21	125	132
Simon Property Group LP	2.500%	7/15/21	120	120
Simon Property Group LP	4.125%	12/1/21	250	264
Simon Property Group LP	2.350%	1/30/22	150	148
Simon Property Group LP	3.375%	3/15/22	100	103
Simon Property Group LP	2.625%	6/15/22	100	100
Simon Property Group LP	2.750%	2/1/23	25	25
Simon Property Group LP	2.750%	6/1/23	100	100
Simon Property Group LP	3.750%	2/1/24	150	156
Simon Property Group LP	3.500%	9/1/25	100	102
Simon Property Group LP	3.300%	1/15/26	175	175
Simon Property Group LP	3.250%	11/30/26	75	74
Simon Property Group LP	3.375%	6/15/27	175	176
Simon Property Group LP	3.375%	12/1/27	100	100
Simon Property Group LP	4.750%	3/15/42	75	83
Simon Property Group LP	4.250%	11/30/46	200	211
SL Green Operating Partnership LP	3.250%	10/15/22	100	100
Tanger Properties LP	3.125%	9/1/26	175	165
Tanger Properties LP	3.875%	7/15/27	150	149
UDR Inc.	3.700%	10/1/20	25	26
UDR Inc.	4.625%	1/10/22	50	53
UDR Inc.	2.950%	9/1/26	150	144
UDR Inc.	3.500%	7/1/27	150	150
UDR Inc.	3.500%	1/15/28	250	249
Ventas Realty LP	3.750%	5/1/24	200	205
Ventas Realty LP	4.125%	1/15/26	75	78

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Ventas Realty LP	3.250%	10/15/26	75	73
	Ventas Realty LP	3.850%	4/1/27	50	51
	Ventas Realty LP	5.700%	9/30/43	75	91
	Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	150	153
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	250	265
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	202
	VEREIT Operating Partnership LP	4.600%	2/6/24	75	79
	VEREIT Operating Partnership LP	3.950%	8/15/27	450	444
	Vornado Realty LP	3.500%	1/15/25	100	100
	Washington Prime Group LP	3.850%	4/1/20	50	50
	Washington Prime Group LP	5.950%	8/15/24	50	51
	Washington REIT	4.950%	10/1/20	25	26
	Washington REIT	3.950%	10/15/22	75	77
	Weingarten Realty Investors	3.375%	10/15/22	50	50
	Weingarten Realty Investors	3.500%	4/15/23	100	101
	Welltower Inc.	4.125%	4/1/19	200	204
	Welltower Inc.	4.950%	1/15/21	75	80
	Welltower Inc.	5.250%	1/15/22	300	326
	Welltower Inc.	3.750%	3/15/23	75	78
	Welltower Inc.	4.000%	6/1/25	200	207
	Welltower Inc.	4.250%	4/1/26	150	157
	Welltower Inc.	6.500%	3/15/41	25	33
	WP Carey Inc.	4.600%	4/1/24	75	78
	WP Carey Inc.	4.000%	2/1/25	50	51
	WP Carey Inc.	4.250%	10/1/26	75	77
					305,841
Industrial (17.1%)
	Basic Industry (0.9%)
	Agrium Inc.	6.750%	1/15/19	100	104
	Agrium Inc.	3.500%	6/1/23	299	305
	Agrium Inc.	3.375%	3/15/25	250	251
	Agrium Inc.	4.125%	3/15/35	250	257
	Agrium Inc.	6.125%	1/15/41	25	32
	Agrium Inc.	4.900%	6/1/43	50	56
	Agrium Inc.	5.250%	1/15/45	200	233
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	76
	Air Products & Chemicals Inc.	2.750%	2/3/23	50	50
	Air Products & Chemicals Inc.	3.350%	7/31/24	75	77
	Airgas Inc.	3.650%	7/15/24	100	104
	Albemarle Corp.	4.150%	12/1/24	75	79
	Albemarle Corp.	5.450%	12/1/44	75	89
	Barrick North America Finance LLC	4.400%	5/30/21	31	33
	Barrick North America Finance LLC	5.700%	5/30/41	450	550
	Barrick North America Finance LLC	5.750%	5/1/43	150	187
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	50	62
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	176	178
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	50	53
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	160
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	700
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	27
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	79
[9]	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	297
[9]	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	208
	Domtar Corp.	6.750%	2/15/44	100	115
	Dow Chemical Co.	8.550%	5/15/19	325	352
	Dow Chemical Co.	4.250%	11/15/20	125	130
	Dow Chemical Co.	4.125%	11/15/21	566	593
	Dow Chemical Co.	3.500%	10/1/24	50	51
	Dow Chemical Co.	7.375%	11/1/29	25	33
	Dow Chemical Co.	4.250%	10/1/34	50	52
	Dow Chemical Co.	9.400%	5/15/39	350	597
	Dow Chemical Co.	5.250%	11/15/41	100	117
	Eastman Chemical Co.	5.500%	11/15/19	175	185
	Eastman Chemical Co.	2.700%	1/15/20	150	151
	Eastman Chemical Co.	4.500%	1/15/21	6	6
	Eastman Chemical Co.	3.600%	8/15/22	49	50
	Eastman Chemical Co.	4.800%	9/1/42	225	248
	Eastman Chemical Co.	4.650%	10/15/44	150	162
	Ecolab Inc.	4.350%	12/8/21	163	173
	Ecolab Inc.	2.375%	8/10/22	470	464
	Ecolab Inc.	2.700%	11/1/26	200	192

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	Ecolab Inc.	3.250%	12/1/27	100	100
	EI du Pont de Nemours & Co.	4.625%	1/15/20	400	418
	EI du Pont de Nemours & Co.	2.200%	5/1/20	200	200
	EI du Pont de Nemours & Co.	2.800%	2/15/23	125	125
	EI du Pont de Nemours & Co.	6.500%	1/15/28	100	126
	EI du Pont de Nemours & Co.	4.900%	1/15/41	100	114
	EI du Pont de Nemours & Co.	4.150%	2/15/43	275	283
	Fibria Overseas Finance Ltd.	5.250%	5/12/24	100	107
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	149
	FMC Corp.	3.950%	2/1/22	50	51
	FMC Corp.	4.100%	2/1/24	250	257
	Georgia-Pacific LLC	8.000%	1/15/24	250	318
	Georgia-Pacific LLC	7.375%	12/1/25	100	128
	Georgia-Pacific LLC	8.875%	5/15/31	250	385
	Goldcorp Inc.	3.700%	3/15/23	200	205
	Goldcorp Inc.	5.450%	6/9/44	100	116
	International Flavors & Fragrances Inc.	3.200%	5/1/23	25	25
	International Flavors & Fragrances Inc.	4.375%	6/1/47	115	122
	International Paper Co.	7.500%	8/15/21	306	356
	International Paper Co.	3.650%	6/15/24	100	103
	International Paper Co.	3.800%	1/15/26	75	77
	International Paper Co.	3.000%	2/15/27	200	194
	International Paper Co.	5.000%	9/15/35	100	113
	International Paper Co.	7.300%	11/15/39	100	140
	International Paper Co.	4.800%	6/15/44	200	218
	International Paper Co.	5.150%	5/15/46	200	230
	International Paper Co.	4.400%	8/15/47	200	210
	LYB International Finance BV	5.250%	7/15/43	200	233
	LYB International Finance II BV	3.500%	3/2/27	100	100
	LyondellBasell Industries NV	5.000%	4/15/19	275	282
	LyondellBasell Industries NV	6.000%	11/15/21	175	195
	LyondellBasell Industries NV	5.750%	4/15/24	175	199
	LyondellBasell Industries NV	4.625%	2/26/55	425	437
	Meadwestvaco Corp.	7.950%	2/15/31	350	483
	Methanex Corp.	3.250%	12/15/19	200	201
	Monsanto Co.	2.125%	7/15/19	100	100
	Monsanto Co.	2.750%	7/15/21	200	200
	Monsanto Co.	5.500%	8/15/25	325	371
	Monsanto Co.	4.200%	7/15/34	100	104
	Monsanto Co.	3.950%	4/15/45	200	197
	Monsanto Co.	4.700%	7/15/64	100	104
	Mosaic Co.	3.750%	11/15/21	115	118
	Mosaic Co.	3.250%	11/15/22	225	223
	Mosaic Co.	4.050%	11/15/27	200	200
	Mosaic Co.	5.450%	11/15/33	100	108
	Mosaic Co.	5.625%	11/15/43	100	108
	Newmont Mining Corp.	5.875%	4/1/35	100	121
	Newmont Mining Corp.	4.875%	3/15/42	250	275
	Nucor Corp.	4.125%	9/15/22	100	105
	Nucor Corp.	6.400%	12/1/37	100	133
	Nucor Corp.	5.200%	8/1/43	200	241
	Packaging Corp. of America	3.900%	6/15/22	100	104
	Packaging Corp. of America	4.500%	11/1/23	350	376
	Packaging Corp. of America	3.400%	12/15/27	100	100
	Placer Dome Inc.	6.450%	10/15/35	75	95
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	131
	Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	250	244
	Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	100	104
	Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	275	330
	PPG Industries Inc.	2.300%	11/15/19	300	300
	Praxair Inc.	4.500%	8/15/19	50	52
	Praxair Inc.	3.000%	9/1/21	75	76
	Praxair Inc.	2.450%	2/15/22	450	451
	Praxair Inc.	2.200%	8/15/22	200	197
	Praxair Inc.	3.550%	11/7/42	50	50
	Rayonier Inc.	3.750%	4/1/22	50	51
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	75	79
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	283
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	225	234
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	820	859
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	99

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	152
	Rio Tinto Finance USA plc	2.875%	8/21/22	2	2
	Rio Tinto Finance USA plc	4.750%	3/22/42	150	173
	Rohm & Haas Co.	7.850%	7/15/29	250	342
	RPM International Inc.	6.125%	10/15/19	25	26
	RPM International Inc.	3.450%	11/15/22	100	102
	RPM International Inc.	3.750%	3/15/27	50	50
	RPM International Inc.	4.250%	1/15/48	250	249
	Sherwin-Williams Co.	7.250%	6/15/19	100	107
	Sherwin-Williams Co.	2.250%	5/15/20	50	50
	Sherwin-Williams Co.	2.750%	6/1/22	150	149
	Sherwin-Williams Co.	3.125%	6/1/24	50	50
	Sherwin-Williams Co.	3.450%	8/1/25	225	227
	Sherwin-Williams Co.	3.950%	1/15/26	200	208
	Sherwin-Williams Co.	3.450%	6/1/27	100	101
	Sherwin-Williams Co.	4.550%	8/1/45	90	98
	Sherwin-Williams Co.	4.500%	6/1/47	100	109
	Southern Copper Corp.	5.375%	4/16/20	75	80
	Southern Copper Corp.	3.500%	11/8/22	400	411
	Southern Copper Corp.	3.875%	4/23/25	50	52
	Southern Copper Corp.	7.500%	7/27/35	100	135
	Southern Copper Corp.	6.750%	4/16/40	125	163
	Southern Copper Corp.	5.875%	4/23/45	500	604
	Syngenta Finance NV	3.125%	3/28/22	100	97
	Syngenta Finance NV	4.375%	3/28/42	50	43
	Vale Overseas Ltd.	5.875%	6/10/21	500	546
	Vale Overseas Ltd.	4.375%	1/11/22	700	724
	Vale Overseas Ltd.	6.250%	8/10/26	300	348
	Vale Overseas Ltd.	8.250%	1/17/34	50	66
	Vale Overseas Ltd.	6.875%	11/21/36	275	337
	Vale Overseas Ltd.	6.875%	11/10/39	450	550
	Vale SA	5.625%	9/11/42	300	328
	Westlake Chemical Corp.	3.600%	8/15/26	300	303
	Westlake Chemical Corp.	5.000%	8/15/46	200	225
[9]	WestRock Co.	3.000%	9/15/24	250	247
[9]	WestRock Co.	3.375%	9/15/27	250	248
	WestRock RKT Co.	3.500%	3/1/20	150	153
	WestRock RKT Co.	4.900%	3/1/22	100	108
	Weyerhaeuser Co.	7.375%	10/1/19	250	270
	Weyerhaeuser Co.	4.700%	3/15/21	75	79
	Weyerhaeuser Co.	8.500%	1/15/25	50	65
	Weyerhaeuser Co.	7.375%	3/15/32	100	138
	Weyerhaeuser Co.	6.875%	12/15/33	50	65
	Yamana Gold Inc.	4.950%	7/15/24	110	115
[9]	Yamana Gold Inc.	4.625%	12/15/27	75	75

	Capital Goods (1.4%)
	3M Co.	2.000%	8/7/20	100	99
	3M Co.	1.625%	9/19/21	150	145
	3M Co.	2.250%	3/15/23	100	99
	3M Co.	3.000%	8/7/25	100	101
	3M Co.	2.250%	9/19/26	150	142
	3M Co.	2.875%	10/15/27	125	124
	3M Co.	3.125%	9/19/46	75	70
	3M Co.	3.625%	10/15/47	100	103
	ABB Finance USA Inc.	4.375%	5/8/42	25	27
	Acuity Brands Lighting Inc.	6.000%	12/15/19	50	53
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	172
	Bemis Co. Inc.	3.100%	9/15/26	50	48
	Boeing Co.	6.000%	3/15/19	100	105
	Boeing Co.	4.875%	2/15/20	175	185
	Boeing Co.	1.650%	10/30/20	100	98
	Boeing Co.	2.125%	3/1/22	50	50
	Boeing Co.	1.875%	6/15/23	100	96
	Boeing Co.	2.500%	3/1/25	145	141
	Boeing Co.	2.250%	6/15/26	50	47
	Boeing Co.	2.800%	3/1/27	50	50
	Boeing Co.	6.625%	2/15/38	50	71
	Boeing Co.	6.875%	3/15/39	75	110
	Boeing Co.	5.875%	2/15/40	75	100
	Boeing Co.	3.375%	6/15/46	75	73

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Boeing Co.	3.650%	3/1/47	50	50
	Carlisle Cos. Inc.	3.750%	11/15/22	75	77
	Carlisle Cos. Inc.	3.500%	12/1/24	50	50
	Carlisle Cos. Inc.	3.750%	12/1/27	125	126
	Caterpillar Financial Services Corp.	7.150%	2/15/19	325	343
	Caterpillar Financial Services Corp.	2.000%	11/29/19	500	499
	Caterpillar Financial Services Corp.	2.250%	12/1/19	100	100
	Caterpillar Financial Services Corp.	2.100%	1/10/20	200	200
	Caterpillar Financial Services Corp.	2.000%	3/5/20	250	249
	Caterpillar Financial Services Corp.	1.850%	9/4/20	175	172
	Caterpillar Financial Services Corp.	2.500%	11/13/20	50	50
	Caterpillar Financial Services Corp.	1.700%	8/9/21	300	292
	Caterpillar Financial Services Corp.	2.750%	8/20/21	100	101
	Caterpillar Financial Services Corp.	2.400%	6/6/22	150	149
	Caterpillar Financial Services Corp.	2.550%	11/29/22	200	199
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	257
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	96
	Caterpillar Inc.	3.900%	5/27/21	125	131
	Caterpillar Inc.	2.600%	6/26/22	50	50
	Caterpillar Inc.	3.400%	5/15/24	250	259
	Caterpillar Inc.	6.050%	8/15/36	100	134
	Caterpillar Inc.	5.200%	5/27/41	150	188
	Caterpillar Inc.	3.803%	8/15/42	343	366
	Caterpillar Inc.	4.300%	5/15/44	100	115
	Caterpillar Inc.	4.750%	5/15/64	100	117
	CNH Industrial Capital LLC	4.375%	11/6/20	150	156
	CNH Industrial NV	3.850%	11/15/27	200	200
	Crane Co.	4.450%	12/15/23	50	52
	CRH America Inc.	5.750%	1/15/21	75	81
	Deere & Co.	4.375%	10/16/19	175	182
	Deere & Co.	2.600%	6/8/22	125	125
	Deere & Co.	5.375%	10/16/29	125	151
	Deere & Co.	7.125%	3/3/31	100	138
	Deere & Co.	3.900%	6/9/42	75	81
	Dover Corp.	3.150%	11/15/25	200	203
	Dover Corp.	6.600%	3/15/38	75	102
	Eaton Corp.	2.750%	11/2/22	300	300
	Eaton Corp.	4.000%	11/2/32	225	234
	Eaton Corp.	4.150%	11/2/42	150	156
	Eaton Corp.	3.915%	9/15/47	50	50
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	212
	Embraer Netherlands Finance BV	5.400%	2/1/27	100	108
[9]	Embraer Overseas Ltd.	5.696%	9/16/23	100	110
	Embraer SA	5.150%	6/15/22	275	293
	Emerson Electric Co.	4.875%	10/15/19	25	26
	Emerson Electric Co.	4.250%	11/15/20	25	26
	Emerson Electric Co.	2.625%	12/1/21	150	151
	Emerson Electric Co.	3.150%	6/1/25	200	202
	Emerson Electric Co.	6.000%	8/15/32	100	123
	FLIR Systems Inc.	3.125%	6/15/21	50	50
	Flowserve Corp.	3.500%	9/15/22	250	251
	Flowserve Corp.	4.000%	11/15/23	50	51
	Fortive Corp.	2.350%	6/15/21	100	99
	Fortive Corp.	3.150%	6/15/26	150	149
	Fortive Corp.	4.300%	6/15/46	100	107
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	75	76
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	104
	General Dynamics Corp.	1.875%	8/15/23	300	287
	General Dynamics Corp.	2.375%	11/15/24	300	293
	General Dynamics Corp.	2.625%	11/15/27	200	193
	General Dynamics Corp.	3.600%	11/15/42	100	101
	General Electric Co.	2.300%	1/14/19	150	150
	General Electric Co.	6.000%	8/7/19	194	205
	General Electric Co.	2.100%	12/11/19	25	25
	General Electric Co.	5.500%	1/8/20	211	224
	General Electric Co.	2.200%	1/9/20	165	164
	General Electric Co.	5.550%	5/4/20	108	116
	General Electric Co.	4.375%	9/16/20	128	134
	General Electric Co.	4.625%	1/7/21	201	213
	General Electric Co.	5.300%	2/11/21	172	185

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Electric Co.	4.650%	10/17/21	347	372
	General Electric Co.	3.150%	9/7/22	91	93
	General Electric Co.	2.700%	10/9/22	1,100	1,098
	General Electric Co.	3.100%	1/9/23	224	227
	General Electric Co.	3.450%	5/15/24	160	165
	General Electric Co.	6.750%	3/15/32	705	965
	General Electric Co.	6.150%	8/7/37	161	214
	General Electric Co.	5.875%	1/14/38	510	658
	General Electric Co.	6.875%	1/10/39	413	594
	General Electric Co.	4.125%	10/9/42	375	393
	General Electric Co.	4.500%	3/11/44	425	471
	Harris Corp.	2.700%	4/27/20	75	75
	Harris Corp.	4.400%	12/15/20	75	79
	Harris Corp.	3.832%	4/27/25	200	207
	Harris Corp.	4.854%	4/27/35	100	112
	Harris Corp.	6.150%	12/15/40	75	94
	Hexcel Corp.	4.700%	8/15/25	100	107
	Honeywell International Inc.	1.400%	10/30/19	125	124
	Honeywell International Inc.	1.800%	10/30/19	200	199
	Honeywell International Inc.	4.250%	3/1/21	450	476
	Honeywell International Inc.	1.850%	11/1/21	100	98
	Honeywell International Inc.	2.500%	11/1/26	100	96
	Honeywell International Inc.	5.700%	3/15/37	200	261
	Honeywell International Inc.	5.375%	3/1/41	150	192
	Hubbell Inc.	3.350%	3/1/26	75	76
	Hubbell Inc.	3.150%	8/15/27	50	50
[9]	Huntington Ingalls Industries Inc.	3.483%	12/1/27	100	100
	Illinois Tool Works Inc.	1.950%	3/1/19	140	140
	Illinois Tool Works Inc.	6.250%	4/1/19	100	105
	Illinois Tool Works Inc.	3.375%	9/15/21	100	103
	Illinois Tool Works Inc.	3.500%	3/1/24	200	209
	Illinois Tool Works Inc.	2.650%	11/15/26	300	292
	Illinois Tool Works Inc.	4.875%	9/15/41	75	90
	Illinois Tool Works Inc.	3.900%	9/1/42	175	186
	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	50	50
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	175	186
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	125	157
	John Deere Capital Corp.	1.950%	1/8/19	200	200
	John Deere Capital Corp.	1.250%	10/9/19	200	197
	John Deere Capital Corp.	1.700%	1/15/20	125	124
	John Deere Capital Corp.	2.050%	3/10/20	250	249
	John Deere Capital Corp.	2.200%	3/13/20	150	150
	John Deere Capital Corp.	2.450%	9/11/20	75	75
	John Deere Capital Corp.	2.550%	1/8/21	150	151
	John Deere Capital Corp.	2.800%	3/4/21	100	101
	John Deere Capital Corp.	3.900%	7/12/21	100	105
	John Deere Capital Corp.	3.150%	10/15/21	25	26
	John Deere Capital Corp.	2.650%	1/6/22	300	302
	John Deere Capital Corp.	2.150%	9/8/22	400	391
	John Deere Capital Corp.	2.800%	1/27/23	50	50
	John Deere Capital Corp.	2.800%	3/6/23	300	300
	John Deere Capital Corp.	2.650%	6/24/24	75	74
	John Deere Capital Corp.	3.400%	9/11/25	75	77
	John Deere Capital Corp.	2.650%	6/10/26	100	98
	John Deere Capital Corp.	2.800%	9/8/27	150	147
	Johnson Controls International plc	5.000%	3/30/20	125	132
	Johnson Controls International plc	4.250%	3/1/21	150	157
	Johnson Controls International plc	3.750%	12/1/21	100	103
	Johnson Controls International plc	3.625%	7/2/24	135	140
	Johnson Controls International plc	3.900%	2/14/26	100	105
	Johnson Controls International plc	6.000%	1/15/36	50	62
	Johnson Controls International plc	4.625%	7/2/44	75	83
	Johnson Controls International plc	5.125%	9/14/45	200	236
	Johnson Controls International plc	4.500%	2/15/47	100	108
	Johnson Controls International plc	4.950%	7/2/64	100	111
	Kennametal Inc.	2.650%	11/1/19	75	75
	Kennametal Inc.	3.875%	2/15/22	50	50
	L3 Technologies Inc.	5.200%	10/15/19	100	105
	L3 Technologies Inc.	4.750%	7/15/20	75	79
	L3 Technologies Inc.	4.950%	2/15/21	75	79

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
L3 Technologies Inc.	3.950%	5/28/24	103	107
L3 Technologies Inc.	3.850%	12/15/26	50	51
Lafarge SA	7.125%	7/15/36	100	131
Leggett & Platt Inc.	3.800%	11/15/24	100	102
Leggett & Platt Inc.	3.500%	11/15/27	300	297
Lennox International Inc.	3.000%	11/15/23	100	99
Lockheed Martin Corp.	2.500%	11/23/20	140	141
Lockheed Martin Corp.	3.350%	9/15/21	725	745
Lockheed Martin Corp.	3.100%	1/15/23	200	203
Lockheed Martin Corp.	3.550%	1/15/26	380	394
Lockheed Martin Corp.	3.600%	3/1/35	150	150
Lockheed Martin Corp.	4.500%	5/15/36	100	112
Lockheed Martin Corp.	6.150%	9/1/36	375	495
Lockheed Martin Corp.	4.700%	5/15/46	375	436
Lockheed Martin Corp.	4.090%	9/15/52	31	32
Martin Marietta Materials Inc.	4.250%	7/2/24	100	105
Martin Marietta Materials Inc.	3.450%	6/1/27	50	49
Martin Marietta Materials Inc.	3.500%	12/15/27	100	99
Martin Marietta Materials Inc.	4.250%	12/15/47	175	173
Masco Corp.	7.125%	3/15/20	11	12
Masco Corp.	3.500%	4/1/21	70	71
Masco Corp.	4.450%	4/1/25	50	53
Masco Corp.	4.375%	4/1/26	100	106
Masco Corp.	3.500%	11/15/27	100	98
Masco Corp.	7.750%	8/1/29	24	31
Masco Corp.	4.500%	5/15/47	100	102
Mohawk Industries Inc.	3.850%	2/1/23	100	103
Northrop Grumman Corp.	2.080%	10/15/20	200	198
Northrop Grumman Corp.	3.500%	3/15/21	200	206
Northrop Grumman Corp.	2.550%	10/15/22	400	397
Northrop Grumman Corp.	3.250%	8/1/23	150	153
Northrop Grumman Corp.	2.930%	1/15/25	275	272
Northrop Grumman Corp.	3.200%	2/1/27	150	151
Northrop Grumman Corp.	3.250%	1/15/28	390	391
Northrop Grumman Corp.	5.050%	11/15/40	50	59
Northrop Grumman Corp.	4.750%	6/1/43	275	317
Northrop Grumman Corp.	4.030%	10/15/47	545	570
Owens Corning	4.200%	12/15/22	150	157
Owens Corning	3.400%	8/15/26	200	196
Owens Corning	4.300%	7/15/47	200	197
Parker-Hannifin Corp.	3.500%	9/15/22	725	748
Parker-Hannifin Corp.	3.300%	11/21/24	100	102
Parker-Hannifin Corp.	3.250%	3/1/27	125	126
Parker-Hannifin Corp.	6.250%	5/15/38	25	33
Parker-Hannifin Corp.	4.450%	11/21/44	200	223
Parker-Hannifin Corp.	4.100%	3/1/47	75	80
Pentair Finance SA	2.650%	12/1/19	250	247
Precision Castparts Corp.	2.250%	6/15/20	150	150
Precision Castparts Corp.	2.500%	1/15/23	75	74
Precision Castparts Corp.	3.250%	6/15/25	200	205
Precision Castparts Corp.	3.900%	1/15/43	75	78
Precision Castparts Corp.	4.375%	6/15/45	300	336
Raytheon Co.	4.400%	2/15/20	100	105
Raytheon Co.	3.125%	10/15/20	175	179
Raytheon Co.	2.500%	12/15/22	275	274
Raytheon Co.	7.200%	8/15/27	25	33
Raytheon Co.	4.700%	12/15/41	350	412
Republic Services Inc.	5.500%	9/15/19	150	158
Republic Services Inc.	5.000%	3/1/20	125	132
Republic Services Inc.	5.250%	11/15/21	175	191
Republic Services Inc.	3.550%	6/1/22	50	52
Republic Services Inc.	3.200%	3/15/25	250	251
Republic Services Inc.	6.200%	3/1/40	50	65
Republic Services Inc.	5.700%	5/15/41	100	124
Rockwell Collins Inc.	5.250%	7/15/19	25	26
Rockwell Collins Inc.	3.100%	11/15/21	50	51
Rockwell Collins Inc.	2.800%	3/15/22	170	170
Rockwell Collins Inc.	3.200%	3/15/24	100	101
Rockwell Collins Inc.	3.500%	3/15/27	100	102
Rockwell Collins Inc.	4.800%	12/15/43	65	74
Rockwell Collins Inc.	4.350%	4/15/47	250	271

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Roper Technologies Inc.	6.250%	9/1/19	75	80
Roper Technologies Inc.	3.000%	12/15/20	125	126
Roper Technologies Inc.	2.800%	12/15/21	200	200
Roper Technologies Inc.	3.850%	12/15/25	100	103
Roper Technologies Inc.	3.800%	12/15/26	120	124
Snap-on Inc.	6.125%	9/1/21	75	84
Snap-on Inc.	3.250%	3/1/27	50	51
Sonoco Products Co.	5.750%	11/1/40	145	174
Spirit AeroSystems Inc.	5.250%	3/15/22	400	413
Spirit AeroSystems Inc.	3.850%	6/15/26	65	66
Stanley Black & Decker Inc.	2.451%	11/17/18	100	100
Stanley Black & Decker Inc.	3.400%	12/1/21	150	155
Stanley Black & Decker Inc.	5.200%	9/1/40	125	147
Textron Inc.	3.875%	3/1/25	250	259
Textron Inc.	4.000%	3/15/26	200	208
Textron Inc.	3.650%	3/15/27	50	51
Textron Inc.	3.375%	3/1/28	50	50
The Timken Co.	3.875%	9/1/24	100	100
United Technologies Corp.	1.500%	11/1/19	100	99
United Technologies Corp.	4.500%	4/15/20	100	105
United Technologies Corp.	1.900%	5/4/20	200	198
United Technologies Corp.	1.950%	11/1/21	100	98
United Technologies Corp.	3.100%	6/1/22	485	494
United Technologies Corp.	2.800%	5/4/24	250	248
United Technologies Corp.	2.650%	11/1/26	100	96
United Technologies Corp.	3.125%	5/4/27	150	150
United Technologies Corp.	6.700%	8/1/28	100	128
United Technologies Corp.	7.500%	9/15/29	125	172
United Technologies Corp.	5.400%	5/1/35	150	179
United Technologies Corp.	6.050%	6/1/36	100	128
United Technologies Corp.	6.125%	7/15/38	300	399
United Technologies Corp.	5.700%	4/15/40	100	127
United Technologies Corp.	4.500%	6/1/42	600	663
United Technologies Corp.	4.150%	5/15/45	200	212
United Technologies Corp.	3.750%	11/1/46	200	197
United Technologies Corp.	4.050%	5/4/47	150	157
Vulcan Materials Co.	4.500%	4/1/25	200	213
Vulcan Materials Co.	4.500%	6/15/47	125	127
Wabtec Corp.	3.450%	11/15/26	150	146
Waste Management Inc.	4.600%	3/1/21	50	53
Waste Management Inc.	2.900%	9/15/22	100	101
Waste Management Inc.	2.400%	5/15/23	175	172
Waste Management Inc.	3.500%	5/15/24	100	104
Waste Management Inc.	3.125%	3/1/25	150	151
Waste Management Inc.	3.150%	11/15/27	125	124
Waste Management Inc.	3.900%	3/1/35	250	262
Waste Management Inc.	4.100%	3/1/45	100	107
WW Grainger Inc.	4.600%	6/15/45	200	221
WW Grainger Inc.	3.750%	5/15/46	75	72
Xylem Inc.	3.250%	11/1/26	100	99
Xylem Inc.	4.375%	11/1/46	100	107

Communication (2.6%)
21st Century Fox America Inc.	4.500%	2/15/21	550	582
21st Century Fox America Inc.	3.000%	9/15/22	150	152
21st Century Fox America Inc.	3.700%	10/15/25	100	104
21st Century Fox America Inc.	6.550%	3/15/33	200	262
21st Century Fox America Inc.	6.200%	12/15/34	350	451
21st Century Fox America Inc.	6.400%	12/15/35	365	487
21st Century Fox America Inc.	8.150%	10/17/36	175	267
21st Century Fox America Inc.	6.150%	3/1/37	175	229
21st Century Fox America Inc.	6.900%	8/15/39	125	177
21st Century Fox America Inc.	6.150%	2/15/41	300	403
21st Century Fox America Inc.	4.750%	9/15/44	175	200
21st Century Fox America Inc.	4.950%	10/15/45	75	89
21st Century Fox America Inc.	7.750%	12/1/45	100	157
Activision Blizzard Inc.	2.300%	9/15/21	125	124
Activision Blizzard Inc.	2.600%	6/15/22	100	99
Activision Blizzard Inc.	3.400%	9/15/26	175	176
Activision Blizzard Inc.	3.400%	6/15/27	150	150
Activision Blizzard Inc.	4.500%	6/15/47	150	157

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	America Movil SAB de CV	5.000%	10/16/19	400	419
	America Movil SAB de CV	3.125%	7/16/22	375	379
	America Movil SAB de CV	6.375%	3/1/35	200	254
	America Movil SAB de CV	6.125%	11/15/37	150	188
	America Movil SAB de CV	6.125%	3/30/40	375	477
	America Movil SAB de CV	4.375%	7/16/42	250	264
	American Tower Corp.	2.800%	6/1/20	75	75
	American Tower Corp.	5.050%	9/1/20	150	159
	American Tower Corp.	3.300%	2/15/21	125	127
	American Tower Corp.	3.450%	9/15/21	475	484
	American Tower Corp.	5.900%	11/1/21	475	526
	American Tower Corp.	2.250%	1/15/22	125	122
	American Tower Corp.	3.500%	1/31/23	200	204
	American Tower Corp.	5.000%	2/15/24	200	218
	American Tower Corp.	4.000%	6/1/25	100	103
	American Tower Corp.	4.400%	2/15/26	100	105
	American Tower Corp.	3.375%	10/15/26	100	98
	American Tower Corp.	3.550%	7/15/27	125	123
	American Tower Corp.	3.600%	1/15/28	125	124
	AT&T Inc.	5.800%	2/15/19	250	260
	AT&T Inc.	2.300%	3/11/19	100	100
	AT&T Inc.	5.875%	10/1/19	175	185
	AT&T Inc.	2.450%	6/30/20	700	699
	AT&T Inc.	4.600%	2/15/21	175	184
	AT&T Inc.	5.000%	3/1/21	450	482
	AT&T Inc.	3.200%	3/1/22	250	253
	AT&T Inc.	3.800%	3/15/22	275	284
	AT&T Inc.	3.000%	6/30/22	600	601
	AT&T Inc.	2.850%	2/14/23	350	351
	AT&T Inc.	3.600%	2/17/23	1,100	1,125
	AT&T Inc.	3.800%	3/1/24	125	128
	AT&T Inc.	3.400%	8/14/24	550	553
	AT&T Inc.	3.950%	1/15/25	400	408
	AT&T Inc.	3.400%	5/15/25	920	906
	AT&T Inc.	4.125%	2/17/26	590	601
	AT&T Inc.	4.250%	3/1/27	600	612
	AT&T Inc.	3.900%	8/14/27	1,000	1,007
[9]	AT&T Inc.	4.100%	2/15/28	794	796
[9]	AT&T Inc.	4.300%	2/15/30	710	708
	AT&T Inc.	4.500%	5/15/35	200	199
	AT&T Inc.	5.250%	3/1/37	400	423
	AT&T Inc.	4.900%	8/14/37	800	812
	AT&T Inc.	6.350%	3/15/40	100	117
	AT&T Inc.	6.000%	8/15/40	300	344
	AT&T Inc.	5.350%	9/1/40	756	798
	AT&T Inc.	5.550%	8/15/41	225	243
	AT&T Inc.	5.150%	3/15/42	375	387
	AT&T Inc.	4.300%	12/15/42	271	254
	AT&T Inc.	4.800%	6/15/44	500	492
	AT&T Inc.	4.350%	6/15/45	624	578
	AT&T Inc.	4.750%	5/15/46	650	633
[9]	AT&T Inc.	5.150%	11/15/46	1,163	1,189
	AT&T Inc.	5.450%	3/1/47	600	641
	AT&T Inc.	4.500%	3/9/48	582	545
	AT&T Inc.	4.550%	3/9/49	62	58
	AT&T Inc.	5.150%	2/14/50	955	960
	AT&T Inc.	5.700%	3/1/57	175	191
	AT&T Inc.	5.300%	8/14/58	550	551
	British Telecommunications plc	2.350%	2/14/19	200	200
	British Telecommunications plc	9.125%	12/15/30	516	768
	CBS Corp.	2.300%	8/15/19	125	125
	CBS Corp.	4.300%	2/15/21	275	287
	CBS Corp.	2.500%	2/15/23	200	195
[9]	CBS Corp.	2.900%	6/1/23	50	49
	CBS Corp.	3.700%	8/15/24	175	180
	CBS Corp.	3.500%	1/15/25	300	301
	CBS Corp.	2.900%	1/15/27	125	117
	CBS Corp.	3.375%	2/15/28	75	72
[9]	CBS Corp.	3.700%	6/1/28	125	123
	CBS Corp.	5.900%	10/15/40	275	327
	CBS Corp.	4.850%	7/1/42	100	105

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
CBS Corp.	4.900%	8/15/44	100	106
CBS Corp.	4.600%	1/15/45	125	126
CC Holdings GS V LLC / Crown Castle
GS III Corp.	3.849%	4/15/23	250	258
Charter Communications Operating
LLC / Charter Communications
Operating Capital	3.579%	7/23/20	375	382
Charter Communications Operating
LLC / Charter Communications
Operating Capital	4.464%	7/23/22	575	599
Charter Communications Operating
LLC / Charter Communications
Operating Capital	4.908%	7/23/25	850	899
Charter Communications Operating
LLC / Charter Communications
Operating Capital	3.750%	2/15/28	325	311
Charter Communications Operating
LLC / Charter Communications
Operating Capital	4.200%	3/15/28	300	298
Charter Communications Operating
LLC / Charter Communications
Operating Capital	6.384%	10/23/35	400	469
Charter Communications Operating
LLC / Charter Communications
Operating Capital	6.484%	10/23/45	650	760
Charter Communications Operating
LLC / Charter Communications
Operating Capital	5.375%	5/1/47	475	490
Charter Communications Operating
LLC / Charter Communications
Operating Capital	6.834%	10/23/55	75	90
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	139	182
Comcast Corp.	5.700%	7/1/19	850	894
Comcast Corp.	5.150%	3/1/20	325	345
Comcast Corp.	1.625%	1/15/22	125	121
Comcast Corp.	2.750%	3/1/23	200	200
Comcast Corp.	3.000%	2/1/24	385	388
Comcast Corp.	3.375%	2/15/25	150	154
Comcast Corp.	3.375%	8/15/25	250	256
Comcast Corp.	3.150%	3/1/26	400	403
Comcast Corp.	3.300%	2/1/27	200	204
Comcast Corp.	3.150%	2/15/28	575	577
Comcast Corp.	4.250%	1/15/33	275	299
Comcast Corp.	4.200%	8/15/34	175	187
Comcast Corp.	5.650%	6/15/35	400	499
Comcast Corp.	4.400%	8/15/35	200	218
Comcast Corp.	6.500%	11/15/35	750	1,013
Comcast Corp.	3.200%	7/15/36	175	168
Comcast Corp.	6.450%	3/15/37	175	237
Comcast Corp.	6.950%	8/15/37	250	356
Comcast Corp.	6.400%	5/15/38	100	136
Comcast Corp.	6.400%	3/1/40	150	208
Comcast Corp.	4.650%	7/15/42	285	321
Comcast Corp.	4.500%	1/15/43	125	138
Comcast Corp.	4.750%	3/1/44	175	200
Comcast Corp.	4.600%	8/15/45	250	281
Comcast Corp.	3.400%	7/15/46	250	235
Comcast Corp.	4.000%	8/15/47	200	209
Comcast Corp.	3.969%	11/1/47	381	394
Comcast Corp.	3.999%	11/1/49	138	141
Crown Castle International Corp.	3.400%	2/15/21	300	306
Crown Castle International Corp.	2.250%	9/1/21	125	123
Crown Castle International Corp.	4.875%	4/15/22	125	134
Crown Castle International Corp.	5.250%	1/15/23	275	301
Crown Castle International Corp.	3.200%	9/1/24	250	247
Crown Castle International Corp.	4.450%	2/15/26	250	262
Crown Castle International Corp.	3.700%	6/15/26	175	175
Crown Castle International Corp.	4.000%	3/1/27	75	77
Crown Castle International Corp.	3.650%	9/1/27	250	248
Crown Castle International Corp.	4.750%	5/15/47	50	53

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	158
Deutsche Telekom International
Finance BV	8.750%	6/15/30	775	1,158
Discovery Communications LLC	5.625%	8/15/19	75	79
Discovery Communications LLC	2.200%	9/20/19	100	100
Discovery Communications LLC	4.375%	6/15/21	25	26
Discovery Communications LLC	3.300%	5/15/22	125	126
Discovery Communications LLC	2.950%	3/20/23	200	198
Discovery Communications LLC	3.250%	4/1/23	100	99
Discovery Communications LLC	3.800%	3/13/24	100	101
Discovery Communications LLC	3.450%	3/15/25	150	147
Discovery Communications LLC	4.900%	3/11/26	200	213
Discovery Communications LLC	3.950%	3/20/28	325	322
Discovery Communications LLC	5.000%	9/20/37	225	232
Discovery Communications LLC	4.950%	5/15/42	250	249
Discovery Communications LLC	4.875%	4/1/43	175	175
Discovery Communications LLC	5.200%	9/20/47	225	236
Electronic Arts Inc.	3.700%	3/1/21	350	360
Electronic Arts Inc.	4.800%	3/1/26	100	110
Grupo Televisa SAB	6.625%	3/18/25	100	118
Grupo Televisa SAB	4.625%	1/30/26	500	530
Grupo Televisa SAB	6.625%	1/15/40	175	215
Grupo Televisa SAB	6.125%	1/31/46	200	236
Interpublic Group of Cos. Inc.	3.750%	2/15/23	100	103
Interpublic Group of Cos. Inc.	4.200%	4/15/24	175	184
Koninklijke KPN NV	8.375%	10/1/30	175	239
Moody’s Corp.	2.750%	12/15/21	100	100
Moody’s Corp.	4.500%	9/1/22	250	267
Moody’s Corp.	4.875%	2/15/24	250	275
Moody’s Corp.	5.250%	7/15/44	110	132
NBCUniversal Media LLC	5.150%	4/30/20	125	133
NBCUniversal Media LLC	4.375%	4/1/21	325	344
NBCUniversal Media LLC	2.875%	1/15/23	225	227
NBCUniversal Media LLC	6.400%	4/30/40	150	204
NBCUniversal Media LLC	5.950%	4/1/41	225	294
NBCUniversal Media LLC	4.450%	1/15/43	325	354
Omnicom Group Inc.	4.450%	8/15/20	175	183
Omnicom Group Inc.	3.625%	5/1/22	225	232
Omnicom Group Inc.	3.650%	11/1/24	150	153
Omnicom Group Inc.	3.600%	4/15/26	275	278
Orange SA	1.625%	11/3/19	225	222
Orange SA	4.125%	9/14/21	325	344
Orange SA	9.000%	3/1/31	425	639
Orange SA	5.375%	1/13/42	350	415
RELX Capital Inc.	3.125%	10/15/22	282	283
Rogers Communications Inc.	3.000%	3/15/23	205	205
Rogers Communications Inc.	4.100%	10/1/23	175	184
Rogers Communications Inc.	3.625%	12/15/25	125	128
Rogers Communications Inc.	2.900%	11/15/26	100	97
Rogers Communications Inc.	4.500%	3/15/43	65	70
Rogers Communications Inc.	5.000%	3/15/44	190	218
S&P Global Inc.	3.300%	8/14/20	125	127
S&P Global Inc.	4.000%	6/15/25	125	131
S&P Global Inc.	4.400%	2/15/26	200	216
S&P Global Inc.	2.950%	1/22/27	100	97
S&P Global Inc.	6.550%	11/15/37	150	199
Scripps Networks Interactive Inc.	2.750%	11/15/19	125	125
Scripps Networks Interactive Inc.	2.800%	6/15/20	100	100
Scripps Networks Interactive Inc.	3.500%	6/15/22	75	76
Scripps Networks Interactive Inc.	3.900%	11/15/24	150	153
Scripps Networks Interactive Inc.	3.950%	6/15/25	100	101
Telefonica Emisiones SAU	5.877%	7/15/19	100	105
Telefonica Emisiones SAU	5.134%	4/27/20	225	238
Telefonica Emisiones SAU	5.462%	2/16/21	225	243
Telefonica Emisiones SAU	4.570%	4/27/23	200	215
Telefonica Emisiones SAU	4.103%	3/8/27	450	464
Telefonica Emisiones SAU	7.045%	6/20/36	425	568
Telefonica Emisiones SAU	5.213%	3/8/47	400	453
TELUS Corp.	2.800%	2/16/27	100	95
Thomson Reuters Corp.	4.700%	10/15/19	300	312

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Thomson Reuters Corp.	3.850%	9/29/24	100	103
	Thomson Reuters Corp.	5.500%	8/15/35	75	86
	Thomson Reuters Corp.	5.850%	4/15/40	150	182
	Thomson Reuters Corp.	5.650%	11/23/43	225	271
	Time Warner Cable LLC	8.750%	2/14/19	200	214
	Time Warner Cable LLC	8.250%	4/1/19	200	214
	Time Warner Cable LLC	5.000%	2/1/20	350	365
	Time Warner Cable LLC	4.125%	2/15/21	150	155
	Time Warner Cable LLC	6.550%	5/1/37	200	234
	Time Warner Cable LLC	7.300%	7/1/38	50	62
	Time Warner Cable LLC	6.750%	6/15/39	275	328
	Time Warner Cable LLC	5.875%	11/15/40	500	545
	Time Warner Cable LLC	5.500%	9/1/41	200	209
	Time Warner Cable LLC	4.500%	9/15/42	350	330
	Time Warner Entertainment Co. LP	8.375%	3/15/23	175	213
	Time Warner Entertainment Co. LP	8.375%	7/15/33	200	275
	Time Warner Inc.	4.875%	3/15/20	350	368
	Time Warner Inc.	4.700%	1/15/21	50	53
	Time Warner Inc.	4.750%	3/29/21	425	452
	Time Warner Inc.	4.050%	12/15/23	100	104
	Time Warner Inc.	3.600%	7/15/25	275	275
	Time Warner Inc.	3.875%	1/15/26	100	101
	Time Warner Inc.	3.800%	2/15/27	850	848
	Time Warner Inc.	5.375%	10/15/41	100	110
	Time Warner Inc.	4.900%	6/15/42	325	342
	Time Warner Inc.	5.350%	12/15/43	125	138
	Time Warner Inc.	4.650%	6/1/44	100	100
	Verizon Communications Inc.	2.625%	2/21/20	309	311
	Verizon Communications Inc.	3.450%	3/15/21	300	309
	Verizon Communications Inc.	4.600%	4/1/21	475	505
	Verizon Communications Inc.	1.750%	8/15/21	175	170
	Verizon Communications Inc.	3.000%	11/1/21	600	607
	Verizon Communications Inc.	3.500%	11/1/21	100	103
	Verizon Communications Inc.	2.946%	3/15/22	602	606
	Verizon Communications Inc.	3.125%	3/16/22	350	355
	Verizon Communications Inc.	5.150%	9/15/23	1,130	1,257
	Verizon Communications Inc.	4.150%	3/15/24	300	316
	Verizon Communications Inc.	3.500%	11/1/24	400	407
[9]	Verizon Communications Inc.	3.376%	2/15/25	749	751
	Verizon Communications Inc.	2.625%	8/15/26	475	447
	Verizon Communications Inc.	4.125%	3/16/27	700	731
	Verizon Communications Inc.	4.500%	8/10/33	550	574
	Verizon Communications Inc.	4.400%	11/1/34	725	738
	Verizon Communications Inc.	4.272%	1/15/36	538	535
	Verizon Communications Inc.	5.250%	3/16/37	875	962
	Verizon Communications Inc.	4.812%	3/15/39	200	209
	Verizon Communications Inc.	4.750%	11/1/41	375	383
	Verizon Communications Inc.	3.850%	11/1/42	250	226
	Verizon Communications Inc.	4.125%	8/15/46	650	601
	Verizon Communications Inc.	4.862%	8/21/46	856	892
	Verizon Communications Inc.	5.500%	3/16/47	275	313
	Verizon Communications Inc.	4.522%	9/15/48	788	776
	Verizon Communications Inc.	5.012%	4/15/49	716	751
	Verizon Communications Inc.	5.012%	8/21/54	1,074	1,099
	Verizon Communications Inc.	4.672%	3/15/55	1,038	1,001
	Viacom Inc.	5.625%	9/15/19	125	131
	Viacom Inc.	3.875%	12/15/21	25	25
	Viacom Inc.	4.250%	9/1/23	225	228
	Viacom Inc.	3.875%	4/1/24	124	124
	Viacom Inc.	6.875%	4/30/36	190	217
	Viacom Inc.	4.375%	3/15/43	656	565
	Viacom Inc.	5.850%	9/1/43	75	78
	Vodafone Group plc	5.450%	6/10/19	150	157
	Vodafone Group plc	2.500%	9/26/22	175	174
	Vodafone Group plc	2.950%	2/19/23	715	719
	Vodafone Group plc	7.875%	2/15/30	150	202
	Vodafone Group plc	6.250%	11/30/32	100	122
	Vodafone Group plc	6.150%	2/27/37	125	156
	Vodafone Group plc	4.375%	2/19/43	400	410
	Walt Disney Co.	1.650%	1/8/19	100	100
	Walt Disney Co.	1.850%	5/30/19	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Walt Disney Co.	1.800%	6/5/20	150	149
	Walt Disney Co.	2.150%	9/17/20	150	150
	Walt Disney Co.	2.300%	2/12/21	250	250
	Walt Disney Co.	2.750%	8/16/21	100	101
	Walt Disney Co.	2.550%	2/15/22	75	75
	Walt Disney Co.	2.450%	3/4/22	75	75
	Walt Disney Co.	2.350%	12/1/22	75	74
	Walt Disney Co.	3.150%	9/17/25	150	152
	Walt Disney Co.	3.000%	2/13/26	300	300
	Walt Disney Co.	1.850%	7/30/26	500	457
	Walt Disney Co.	2.950%	6/15/27	150	149
	Walt Disney Co.	4.375%	8/16/41	75	82
	Walt Disney Co.	4.125%	12/1/41	180	194
	Walt Disney Co.	3.700%	12/1/42	125	126
	WPP Finance 2010	4.750%	11/21/21	208	222
	WPP Finance 2010	3.625%	9/7/22	200	206
	WPP Finance 2010	3.750%	9/19/24	100	102
	WPP Finance 2010	5.625%	11/15/43	125	145

	Consumer Cyclical (2.1%)
	Advance Auto Parts Inc.	5.750%	5/1/20	125	133
	Alibaba Group Holding Ltd.	2.500%	11/28/19	360	360
	Alibaba Group Holding Ltd.	3.125%	11/28/21	300	305
	Alibaba Group Holding Ltd.	2.800%	6/6/23	200	199
	ALIBABA GROUP HOLDING Ltd.	3.600%	11/28/24	200	208
	Alibaba Group Holding Ltd.	3.400%	12/6/27	600	600
	Alibaba Group Holding Ltd.	4.500%	11/28/34	80	88
	Alibaba Group Holding Ltd.	4.200%	12/6/47	225	234
	Alibaba Group Holding Ltd.	4.400%	12/6/57	100	105
	Amazon.com Inc.	2.600%	12/5/19	300	303
[9]	Amazon.com Inc.	1.900%	8/21/20	200	199
	Amazon.com Inc.	3.300%	12/5/21	200	206
	Amazon.com Inc.	2.500%	11/29/22	150	150
[9]	Amazon.com Inc.	2.400%	2/22/23	450	445
[9]	Amazon.com Inc.	2.800%	8/22/24	250	249
	Amazon.com Inc.	3.800%	12/5/24	120	127
	Amazon.com Inc.	5.200%	12/3/25	225	258
[9]	Amazon.com Inc.	3.150%	8/22/27	550	551
	Amazon.com Inc.	4.800%	12/5/34	225	263
[9]	Amazon.com Inc.	3.875%	8/22/37	425	451
	Amazon.com Inc.	4.950%	12/5/44	350	424
[9]	Amazon.com Inc.	4.050%	8/22/47	650	700
[9]	Amazon.com Inc.	4.250%	8/22/57	500	544
	American Honda Finance Corp.	1.200%	7/12/19	200	197
	American Honda Finance Corp.	2.250%	8/15/19	275	275
	American Honda Finance Corp.	2.000%	11/13/19	100	100
	American Honda Finance Corp.	2.000%	2/14/20	100	100
	American Honda Finance Corp.	1.950%	7/20/20	325	322
	American Honda Finance Corp.	2.450%	9/24/20	225	226
	American Honda Finance Corp.	1.650%	7/12/21	150	146
	American Honda Finance Corp.	1.700%	9/9/21	200	194
	American Honda Finance Corp.	2.600%	11/16/22	125	125
	American Honda Finance Corp.	2.900%	2/16/24	100	100
	American Honda Finance Corp.	2.300%	9/9/26	50	47
	Aptiv plc	3.150%	11/19/20	150	152
	Aptiv plc	4.250%	1/15/26	150	159
	Aptiv plc	4.400%	10/1/46	50	51
	Automatic Data Processing Inc.	2.250%	9/15/20	175	175
	Automatic Data Processing Inc.	3.375%	9/15/25	200	206
	AutoNation Inc.	5.500%	2/1/20	55	58
	AutoNation Inc.	3.350%	1/15/21	60	61
	AutoNation Inc.	4.500%	10/1/25	150	157
	AutoNation Inc.	3.800%	11/15/27	75	74
	AutoZone Inc.	3.700%	4/15/22	350	360
	AutoZone Inc.	2.875%	1/15/23	50	50
	AutoZone Inc.	3.125%	7/15/23	125	126
	AutoZone Inc.	3.125%	4/21/26	100	97
	AutoZone Inc.	3.750%	6/1/27	100	101
	Bed Bath & Beyond Inc.	4.915%	8/1/34	50	45
	Bed Bath & Beyond Inc.	5.165%	8/1/44	150	133
	Best Buy Co. Inc.	5.500%	3/15/21	25	27

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Block Financial LLC	4.125%	10/1/20	94	96
	Block Financial LLC	5.500%	11/1/22	100	107
	Block Financial LLC	5.250%	10/1/25	100	106
	BorgWarner Inc.	4.625%	9/15/20	25	26
	BorgWarner Inc.	3.375%	3/15/25	75	75
	BorgWarner Inc.	4.375%	3/15/45	100	103
	Carnival Corp.	3.950%	10/15/20	100	104
	Costco Wholesale Corp.	1.700%	12/15/19	200	199
	Costco Wholesale Corp.	1.750%	2/15/20	200	198
	Costco Wholesale Corp.	2.150%	5/18/21	200	199
	Costco Wholesale Corp.	2.250%	2/15/22	100	99
	Costco Wholesale Corp.	2.300%	5/18/22	150	149
	Costco Wholesale Corp.	2.750%	5/18/24	175	175
	Costco Wholesale Corp.	3.000%	5/18/27	100	100
	Cummins Inc.	7.125%	3/1/28	100	131
	Cummins Inc.	4.875%	10/1/43	125	148
	CVS Health Corp.	2.250%	8/12/19	100	100
	CVS Health Corp.	2.800%	7/20/20	475	477
	CVS Health Corp.	2.125%	6/1/21	250	244
	CVS Health Corp.	3.500%	7/20/22	350	355
	CVS Health Corp.	2.750%	12/1/22	150	148
	CVS Health Corp.	4.750%	12/1/22	150	160
	CVS Health Corp.	4.000%	12/5/23	195	203
	CVS Health Corp.	3.375%	8/12/24	750	751
	CVS Health Corp.	3.875%	7/20/25	565	582
	CVS Health Corp.	2.875%	6/1/26	425	408
	CVS Health Corp.	5.300%	12/5/43	150	174
	CVS Health Corp.	5.125%	7/20/45	575	660
	Daimler Finance North America LLC	8.500%	1/18/31	250	376
	Darden Restaurants Inc.	3.850%	5/1/27	200	203
	Delphi Corp.	4.150%	3/15/24	125	132
	Dollar General Corp.	3.250%	4/15/23	150	152
	Dollar General Corp.	4.150%	11/1/25	105	112
	Dollar General Corp.	3.875%	4/15/27	50	52
	DR Horton Inc.	3.750%	3/1/19	25	25
	DR Horton Inc.	4.375%	9/15/22	100	105
	DR Horton Inc.	4.750%	2/15/23	100	107
	DR Horton Inc.	5.750%	8/15/23	100	112
	eBay Inc.	2.200%	8/1/19	300	300
	eBay Inc.	3.250%	10/15/20	75	76
	eBay Inc.	2.875%	8/1/21	125	126
	eBay Inc.	3.800%	3/9/22	100	104
	eBay Inc.	2.600%	7/15/22	450	446
	eBay Inc.	2.750%	1/30/23	100	99
	eBay Inc.	3.450%	8/1/24	125	127
	eBay Inc.	3.600%	6/5/27	300	297
	eBay Inc.	4.000%	7/15/42	25	23
	Expedia Inc.	5.950%	8/15/20	75	81
	Expedia Inc.	4.500%	8/15/24	100	104
	Expedia Inc.	5.000%	2/15/26	275	294
[9]	Expedia Inc.	3.800%	2/15/28	100	97
	Ford Motor Co.	4.346%	12/8/26	275	287
	Ford Motor Co.	6.625%	10/1/28	425	517
	Ford Motor Co.	6.375%	2/1/29	100	117
	Ford Motor Co.	7.450%	7/16/31	375	486
	Ford Motor Co.	4.750%	1/15/43	100	101
	Ford Motor Co.	7.400%	11/1/46	100	136
	Ford Motor Co.	5.291%	12/8/46	300	325
	Ford Motor Credit Co. LLC	2.375%	3/12/19	550	550
	Ford Motor Credit Co. LLC	1.897%	8/12/19	250	248
	Ford Motor Credit Co. LLC	2.597%	11/4/19	550	550
	Ford Motor Credit Co. LLC	2.681%	1/9/20	200	200
	Ford Motor Credit Co. LLC	8.125%	1/15/20	250	276
	Ford Motor Credit Co. LLC	2.459%	3/27/20	200	199
	Ford Motor Credit Co. LLC	3.157%	8/4/20	200	202
	Ford Motor Credit Co. LLC	2.343%	11/2/20	150	148
	Ford Motor Credit Co. LLC	3.200%	1/15/21	250	254
	Ford Motor Credit Co. LLC	5.750%	2/1/21	250	271
	Ford Motor Credit Co. LLC	3.336%	3/18/21	200	203
	Ford Motor Credit Co. LLC	5.875%	8/2/21	325	356
	Ford Motor Credit Co. LLC	3.339%	3/28/22	150	152

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	2.979%	8/3/22	300	299
Ford Motor Credit Co. LLC	4.250%	9/20/22	200	209
Ford Motor Credit Co. LLC	4.375%	8/6/23	225	236
Ford Motor Credit Co. LLC	3.810%	1/9/24	150	153
Ford Motor Credit Co. LLC	3.664%	9/8/24	200	202
Ford Motor Credit Co. LLC	4.134%	8/4/25	500	518
Ford Motor Credit Co. LLC	4.389%	1/8/26	200	209
Ford Motor Credit Co. LLC	3.815%	11/2/27	150	149
General Motors Co.	4.875%	10/2/23	250	270
General Motors Co.	4.000%	4/1/25	100	103
General Motors Co.	5.000%	4/1/35	165	175
General Motors Co.	6.600%	4/1/36	250	304
General Motors Co.	5.150%	4/1/38	200	213
General Motors Co.	6.250%	10/2/43	210	248
General Motors Co.	5.200%	4/1/45	230	241
General Motors Co.	6.750%	4/1/46	130	163
General Motors Co.	5.400%	4/1/48	200	218
General Motors Financial Co. Inc.	3.100%	1/15/19	275	277
General Motors Financial Co. Inc.	2.400%	5/9/19	100	100
General Motors Financial Co. Inc.	3.500%	7/10/19	230	233
General Motors Financial Co. Inc.	2.350%	10/4/19	200	199
General Motors Financial Co. Inc.	3.150%	1/15/20	65	66
General Motors Financial Co. Inc.	2.650%	4/13/20	300	300
General Motors Financial Co. Inc.	3.200%	7/13/20	700	708
General Motors Financial Co. Inc.	2.450%	11/6/20	200	198
General Motors Financial Co. Inc.	3.700%	11/24/20	275	282
General Motors Financial Co. Inc.	4.200%	3/1/21	175	182
General Motors Financial Co. Inc.	3.200%	7/6/21	225	227
General Motors Financial Co. Inc.	4.375%	9/25/21	100	105
General Motors Financial Co. Inc.	3.450%	1/14/22	125	126
General Motors Financial Co. Inc.	3.450%	4/10/22	355	360
General Motors Financial Co. Inc.	3.150%	6/30/22	100	100
General Motors Financial Co. Inc.	3.700%	5/9/23	200	204
General Motors Financial Co. Inc.	4.250%	5/15/23	225	235
General Motors Financial Co. Inc.	3.950%	4/13/24	400	411
General Motors Financial Co. Inc.	3.500%	11/7/24	200	199
General Motors Financial Co. Inc.	4.000%	1/15/25	175	180
General Motors Financial Co. Inc.	4.300%	7/13/25	300	312
General Motors Financial Co. Inc.	5.250%	3/1/26	150	165
General Motors Financial Co. Inc.	4.000%	10/6/26	100	101
General Motors Financial Co. Inc.	4.350%	1/17/27	200	208
Harley-Davidson Inc.	3.500%	7/28/25	100	102
Harley-Davidson Inc.	4.625%	7/28/45	25	27
Harman International Industries Inc.	4.150%	5/15/25	50	52
Home Depot Inc.	1.800%	6/5/20	150	149
Home Depot Inc.	3.950%	9/15/20	100	104
Home Depot Inc.	2.000%	4/1/21	75	74
Home Depot Inc.	4.400%	4/1/21	975	1,033
Home Depot Inc.	2.625%	6/1/22	265	266
Home Depot Inc.	3.750%	2/15/24	200	211
Home Depot Inc.	3.350%	9/15/25	250	258
Home Depot Inc.	3.000%	4/1/26	125	125
Home Depot Inc.	2.125%	9/15/26	100	93
Home Depot Inc.	2.800%	9/14/27	150	147
Home Depot Inc.	5.875%	12/16/36	825	1,119
Home Depot Inc.	5.400%	9/15/40	175	224
Home Depot Inc.	5.950%	4/1/41	175	234
Home Depot Inc.	4.200%	4/1/43	200	219
Home Depot Inc.	4.875%	2/15/44	300	359
Home Depot Inc.	4.250%	4/1/46	330	368
Home Depot Inc.	3.900%	6/15/47	75	79
Home Depot Inc.	3.500%	9/15/56	150	144
Hyatt Hotels Corp.	5.375%	8/15/21	50	54
Hyatt Hotels Corp.	3.375%	7/15/23	25	26
Hyatt Hotels Corp.	4.850%	3/15/26	50	54
JD.com Inc.	3.125%	4/29/21	200	199
Kohl’s Corp.	4.000%	11/1/21	125	129
Kohl’s Corp.	4.250%	7/17/25	100	102
Kohl’s Corp.	5.550%	7/17/45	75	73
Lear Corp.	5.250%	1/15/25	200	213
Lear Corp.	3.800%	9/15/27	100	100

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Lowe’s Cos. Inc.	3.750%	4/15/21	200	207
Lowe’s Cos. Inc.	3.875%	9/15/23	275	290
Lowe’s Cos. Inc.	3.125%	9/15/24	100	101
Lowe’s Cos. Inc.	3.375%	9/15/25	200	206
Lowe’s Cos. Inc.	2.500%	4/15/26	250	239
Lowe’s Cos. Inc.	3.100%	5/3/27	350	351
Lowe’s Cos. Inc.	6.500%	3/15/29	67	86
Lowe’s Cos. Inc.	4.650%	4/15/42	100	114
Lowe’s Cos. Inc.	4.250%	9/15/44	100	109
Lowe’s Cos. Inc.	4.375%	9/15/45	150	165
Lowe’s Cos. Inc.	3.700%	4/15/46	250	251
Lowe’s Cos. Inc.	4.050%	5/3/47	300	320
Macy’s Retail Holdings Inc.	3.450%	1/15/21	100	100
Macy’s Retail Holdings Inc.	2.875%	2/15/23	145	136
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	238
Macy’s Retail Holdings Inc.	4.500%	12/15/34	200	171
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	127
Magna International Inc.	3.625%	6/15/24	120	124
Magna International Inc.	4.150%	10/1/25	100	106
Marriott International Inc.	3.000%	3/1/19	50	50
Marriott International Inc.	3.375%	10/15/20	225	229
Marriott International Inc.	2.875%	3/1/21	75	76
Marriott International Inc.	3.125%	10/15/21	50	51
Marriott International Inc.	2.300%	1/15/22	100	98
Marriott International Inc.	3.750%	3/15/25	175	180
Marriott International Inc.	3.750%	10/1/25	65	67
Marriott International Inc.	3.125%	6/15/26	183	180
Mastercard Inc.	2.000%	4/1/19	75	75
Mastercard Inc.	2.000%	11/21/21	100	98
Mastercard Inc.	3.375%	4/1/24	150	156
Mastercard Inc.	2.950%	11/21/26	100	100
Mastercard Inc.	3.800%	11/21/46	100	106
McDonald’s Corp.	5.000%	2/1/19	100	103
McDonald’s Corp.	1.875%	5/29/19	75	75
McDonald’s Corp.	2.750%	12/9/20	275	278
McDonald’s Corp.	3.625%	5/20/21	175	181
McDonald’s Corp.	2.625%	1/15/22	275	275
McDonald’s Corp.	3.375%	5/26/25	175	179
McDonald’s Corp.	3.700%	1/30/26	300	313
McDonald’s Corp.	3.500%	3/1/27	200	206
McDonald’s Corp.	4.700%	12/9/35	200	227
McDonald’s Corp.	6.300%	10/15/37	150	199
McDonald’s Corp.	6.300%	3/1/38	100	133
McDonald’s Corp.	5.700%	2/1/39	100	124
McDonald’s Corp.	3.700%	2/15/42	25	24
McDonald’s Corp.	3.625%	5/1/43	25	24
McDonald’s Corp.	4.600%	5/26/45	210	232
McDonald’s Corp.	4.875%	12/9/45	300	348
McDonald’s Corp.	4.450%	3/1/47	100	109
NIKE Inc.	2.375%	11/1/26	200	190
NIKE Inc.	3.625%	5/1/43	50	50
NIKE Inc.	3.875%	11/1/45	150	157
NIKE Inc.	3.375%	11/1/46	100	96
Nordstrom Inc.	4.000%	10/15/21	125	129
Nordstrom Inc.	4.000%	3/15/27	100	99
Nordstrom Inc.	5.000%	1/15/44	165	158
NVR Inc.	3.950%	9/15/22	100	105
O’Reilly Automotive Inc.	4.875%	1/14/21	25	26
O’Reilly Automotive Inc.	3.800%	9/1/22	100	104
O’Reilly Automotive Inc.	3.850%	6/15/23	75	78
O’Reilly Automotive Inc.	3.550%	3/15/26	100	101
O’Reilly Automotive Inc.	3.600%	9/1/27	150	150
PACCAR Financial Corp.	1.300%	5/10/19	150	148
PACCAR Financial Corp.	2.200%	9/15/19	50	50
PACCAR Financial Corp.	2.500%	8/14/20	75	75
PACCAR Financial Corp.	2.050%	11/13/20	100	99
PACCAR Financial Corp.	2.250%	2/25/21	75	75
PACCAR Financial Corp.	2.300%	8/10/22	50	49
Priceline Group Inc.	2.750%	3/15/23	100	99
Priceline Group Inc.	3.650%	3/15/25	100	101
Priceline Group Inc.	3.600%	6/1/26	225	226

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Priceline Group Inc.	3.550%	3/15/28	100	99
QVC Inc.	3.125%	4/1/19	125	126
QVC Inc.	5.125%	7/2/22	25	26
QVC Inc.	4.850%	4/1/24	95	99
QVC Inc.	4.450%	2/15/25	100	102
QVC Inc.	5.950%	3/15/43	125	125
Ralph Lauren Corp.	2.625%	8/18/20	50	50
Royal Caribbean Cruises Ltd.	2.650%	11/28/20	50	50
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	100	110
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	200	198
Starbucks Corp.	2.200%	11/22/20	100	100
Starbucks Corp.	2.100%	2/4/21	75	74
Starbucks Corp.	2.700%	6/15/22	75	76
Starbucks Corp.	3.850%	10/1/23	250	265
Starbucks Corp.	2.450%	6/15/26	100	96
Starbucks Corp.	4.300%	6/15/45	50	55
Starbucks Corp.	3.750%	12/1/47	100	101
Tapestry Inc.	3.000%	7/15/22	125	124
Tapestry Inc.	4.250%	4/1/25	70	72
Tapestry Inc.	4.125%	7/15/27	100	100
Target Corp.	2.300%	6/26/19	200	201
Target Corp.	2.900%	1/15/22	175	178
Target Corp.	3.500%	7/1/24	325	338
Target Corp.	2.500%	4/15/26	100	96
Target Corp.	6.350%	11/1/32	140	180
Target Corp.	6.500%	10/15/37	103	141
Target Corp.	7.000%	1/15/38	125	182
Target Corp.	4.000%	7/1/42	260	267
Target Corp.	3.625%	4/15/46	200	194
Target Corp.	3.900%	11/15/47	175	177
TJX Cos. Inc.	2.750%	6/15/21	125	127
TJX Cos. Inc.	2.500%	5/15/23	100	98
TJX Cos. Inc.	2.250%	9/15/26	200	188
Toyota Motor Credit Corp.	1.700%	1/9/19	100	100
Toyota Motor Credit Corp.	2.100%	1/17/19	200	200
Toyota Motor Credit Corp.	1.700%	2/19/19	300	299
Toyota Motor Credit Corp.	1.400%	5/20/19	300	297
Toyota Motor Credit Corp.	2.125%	7/18/19	500	500
Toyota Motor Credit Corp.	1.550%	10/18/19	200	198
Toyota Motor Credit Corp.	2.150%	3/12/20	300	299
Toyota Motor Credit Corp.	1.950%	4/17/20	100	99
Toyota Motor Credit Corp.	4.250%	1/11/21	125	132
Toyota Motor Credit Corp.	1.900%	4/8/21	200	197
Toyota Motor Credit Corp.	2.750%	5/17/21	200	202
Toyota Motor Credit Corp.	3.400%	9/15/21	175	181
Toyota Motor Credit Corp.	2.600%	1/11/22	200	201
Toyota Motor Credit Corp.	3.300%	1/12/22	175	180
Toyota Motor Credit Corp.	2.800%	7/13/22	100	101
Toyota Motor Credit Corp.	2.150%	9/8/22	200	197
Toyota Motor Credit Corp.	2.625%	1/10/23	100	100
Toyota Motor Credit Corp.	2.250%	10/18/23	200	195
Toyota Motor Credit Corp.	2.900%	4/17/24	100	101
Toyota Motor Credit Corp.	3.200%	1/11/27	200	203
VF Corp.	3.500%	9/1/21	200	206
VF Corp.	6.450%	11/1/37	50	65
Visa Inc.	2.200%	12/14/20	500	500
Visa Inc.	2.150%	9/15/22	100	98
Visa Inc.	2.800%	12/14/22	550	557
Visa Inc.	3.150%	12/14/25	675	689
Visa Inc.	2.750%	9/15/27	150	148
Visa Inc.	4.150%	12/14/35	275	305
Visa Inc.	4.300%	12/14/45	700	796
Visa Inc.	3.650%	9/15/47	100	102
Wal-Mart Stores Inc.	1.750%	10/9/19	230	229
Wal-Mart Stores Inc.	3.250%	10/25/20	825	850
Wal-Mart Stores Inc.	1.900%	12/15/20	265	263
Wal-Mart Stores Inc.	4.250%	4/15/21	100	106
Wal-Mart Stores Inc.	2.350%	12/15/22	800	796
Wal-Mart Stores Inc.	2.550%	4/11/23	150	150
Wal-Mart Stores Inc.	3.300%	4/22/24	250	259
Wal-Mart Stores Inc.	2.650%	12/15/24	200	200

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	5.875%	4/5/27	625	776
Wal-Mart Stores Inc.	7.550%	2/15/30	175	252
Wal-Mart Stores Inc.	5.250%	9/1/35	250	315
Wal-Mart Stores Inc.	6.200%	4/15/38	375	529
Wal-Mart Stores Inc.	5.000%	10/25/40	120	150
Wal-Mart Stores Inc.	5.625%	4/15/41	300	408
Wal-Mart Stores Inc.	4.000%	4/11/43	274	301
Wal-Mart Stores Inc.	4.750%	10/2/43	100	123
Wal-Mart Stores Inc.	4.300%	4/22/44	375	437
Wal-Mart Stores Inc.	3.625%	12/15/47	190	199
Walgreen Co.	3.100%	9/15/22	250	251
Walgreen Co.	4.400%	9/15/42	75	76
Walgreens Boots Alliance Inc.	2.700%	11/18/19	250	252
Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	229
Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	383
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	321
Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	131
Walgreens Boots Alliance Inc.	4.800%	11/18/44	250	268
Walgreens Boots Alliance Inc.	4.650%	6/1/46	225	237
Western Union Co.	5.253%	4/1/20	133	140
Western Union Co.	3.600%	3/15/22	100	103
Western Union Co.	6.200%	11/17/36	75	81
Western Union Co.	6.200%	6/21/40	35	37
Wyndham Worldwide Corp.	4.250%	3/1/22	175	178
Wyndham Worldwide Corp.	3.900%	3/1/23	50	50
Wyndham Worldwide Corp.	4.500%	4/1/27	50	51

Consumer Noncyclical (4.4%)
Abbott Laboratories	5.125%	4/1/19	350	362
Abbott Laboratories	2.350%	11/22/19	650	651
Abbott Laboratories	2.000%	3/15/20	200	198
Abbott Laboratories	4.125%	5/27/20	25	26
Abbott Laboratories	2.800%	9/15/20	100	100
Abbott Laboratories	2.900%	11/30/21	425	429
Abbott Laboratories	2.550%	3/15/22	175	173
Abbott Laboratories	3.250%	4/15/23	175	177
Abbott Laboratories	3.400%	11/30/23	400	407
Abbott Laboratories	2.950%	3/15/25	175	172
Abbott Laboratories	3.875%	9/15/25	75	78
Abbott Laboratories	3.750%	11/30/26	600	616
Abbott Laboratories	4.750%	11/30/36	300	337
Abbott Laboratories	5.300%	5/27/40	125	145
Abbott Laboratories	4.750%	4/15/43	75	83
Abbott Laboratories	4.900%	11/30/46	900	1,027
AbbVie Inc.	2.500%	5/14/20	450	451
AbbVie Inc.	2.300%	5/14/21	175	174
AbbVie Inc.	2.900%	11/6/22	800	802
AbbVie Inc.	3.200%	11/6/22	275	279
AbbVie Inc.	2.850%	5/14/23	200	200
AbbVie Inc.	3.600%	5/14/25	725	745
AbbVie Inc.	3.200%	5/14/26	350	349
AbbVie Inc.	4.500%	5/14/35	475	522
AbbVie Inc.	4.300%	5/14/36	190	203
AbbVie Inc.	4.400%	11/6/42	576	617
AbbVie Inc.	4.700%	5/14/45	452	504
AbbVie Inc.	4.450%	5/14/46	400	432
Actavis Inc.	3.250%	10/1/22	300	300
Actavis Inc.	4.625%	10/1/42	40	41
Agilent Technologies Inc.	5.000%	7/15/20	100	106
Agilent Technologies Inc.	3.200%	10/1/22	300	302
Agilent Technologies Inc.	3.875%	7/15/23	100	104
Agilent Technologies Inc.	3.050%	9/22/26	75	72
AHS Hospital Corp.	5.024%	7/1/45	75	90
Allergan Funding SCS	3.000%	3/12/20	949	956
Allergan Funding SCS	3.450%	3/15/22	507	515
Allergan Funding SCS	3.850%	6/15/24	200	205
Allergan Funding SCS	3.800%	3/15/25	915	928
Allergan Funding SCS	4.550%	3/15/35	450	474
Allergan Funding SCS	4.850%	6/15/44	255	273
Allergan Funding SCS	4.750%	3/15/45	393	418
Allergan Inc.	2.800%	3/15/23	100	98

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Altria Group Inc.	9.250%	8/6/19	185	205
	Altria Group Inc.	2.625%	1/14/20	500	503
	Altria Group Inc.	4.750%	5/5/21	125	134
	Altria Group Inc.	2.850%	8/9/22	125	126
	Altria Group Inc.	2.950%	5/2/23	350	351
	Altria Group Inc.	2.625%	9/16/26	75	72
	Altria Group Inc.	4.250%	8/9/42	275	287
	Altria Group Inc.	4.500%	5/2/43	200	216
	Altria Group Inc.	5.375%	1/31/44	350	426
	Altria Group Inc.	3.875%	9/16/46	225	223
	AmerisourceBergen Corp.	3.500%	11/15/21	200	205
	AmerisourceBergen Corp.	3.400%	5/15/24	75	76
	AmerisourceBergen Corp.	3.250%	3/1/25	50	50
	AmerisourceBergen Corp.	3.450%	12/15/27	175	174
	AmerisourceBergen Corp.	4.250%	3/1/45	50	50
	AmerisourceBergen Corp.	4.300%	12/15/47	150	152
	Amgen Inc.	5.700%	2/1/19	75	78
	Amgen Inc.	1.900%	5/10/19	175	175
	Amgen Inc.	2.200%	5/22/19	275	275
	Amgen Inc.	2.125%	5/1/20	175	174
	Amgen Inc.	2.200%	5/11/20	175	174
	Amgen Inc.	3.450%	10/1/20	225	231
	Amgen Inc.	4.100%	6/15/21	150	157
	Amgen Inc.	1.850%	8/19/21	125	122
	Amgen Inc.	3.875%	11/15/21	250	261
	Amgen Inc.	2.700%	5/1/22	75	75
	Amgen Inc.	2.650%	5/11/22	75	75
	Amgen Inc.	3.625%	5/15/22	225	233
	Amgen Inc.	2.250%	8/19/23	150	145
	Amgen Inc.	3.625%	5/22/24	500	520
	Amgen Inc.	3.125%	5/1/25	325	326
	Amgen Inc.	2.600%	8/19/26	225	215
	Amgen Inc.	3.200%	11/2/27	100	100
	Amgen Inc.	4.950%	10/1/41	300	347
	Amgen Inc.	4.400%	5/1/45	450	489
	Amgen Inc.	4.563%	6/15/48	666	739
	Amgen Inc.	4.663%	6/15/51	634	709
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	100	103
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	825	823
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	425	425
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	1,425	1,432
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	249
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	1,030	1,053
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	250	261
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	2,375	2,450
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	1,070	1,200
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	304
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	221
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	1,985	2,298
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	700	739
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	190
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	529
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	159
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	79
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	525	520
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	238
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	525	608
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	317
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	401	438
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	173
	Archer-Daniels-Midland Co.	2.500%	8/11/26	300	286
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	99
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	115
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	56
	Archer-Daniels-Midland Co.	4.016%	4/16/43	200	210
	Archer-Daniels-Midland Co.	3.750%	9/15/47	100	101
	Ascension Health	3.945%	11/15/46	175	184
[4]	Ascension Health	4.847%	11/15/53	75	88
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	2.375%	11/16/20	350	349
	AstraZeneca plc	2.375%	6/12/22	375	368

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	AstraZeneca plc	3.375%	11/16/25	250	254
	AstraZeneca plc	3.125%	6/12/27	175	173
	AstraZeneca plc	6.450%	9/15/37	450	608
	AstraZeneca plc	4.000%	9/18/42	250	254
	AstraZeneca plc	4.375%	11/16/45	150	163
[9]	BAT Capital Corp.	2.297%	8/14/20	375	373
[9]	BAT Capital Corp.	2.764%	8/15/22	850	845
[9]	BAT Capital Corp.	3.222%	8/15/24	450	450
[9]	BAT Capital Corp.	3.557%	8/15/27	675	676
[9]	BAT Capital Corp.	4.390%	8/15/37	550	576
[9]	BAT Capital Corp.	4.540%	8/15/47	475	500
	Baxalta Inc.	2.875%	6/23/20	175	176
	Baxalta Inc.	3.600%	6/23/22	50	51
	Baxalta Inc.	4.000%	6/23/25	325	336
	Baxalta Inc.	5.250%	6/23/45	295	342
	Baxter International Inc.	1.700%	8/15/21	150	145
	Baxter International Inc.	3.500%	8/15/46	100	92
	Baylor Scott & White Holdings Texas
	Revenue	4.185%	11/15/45	100	107
	Beam Suntory Inc.	3.250%	5/15/22	50	51
	Becton Dickinson & Co.	2.133%	6/6/19	175	175
	Becton Dickinson & Co.	2.675%	12/15/19	175	176
	Becton Dickinson & Co.	2.404%	6/5/20	200	199
	Becton Dickinson & Co.	3.250%	11/12/20	150	153
	Becton Dickinson & Co.	3.125%	11/8/21	65	65
	Becton Dickinson & Co.	2.894%	6/6/22	350	348
	Becton Dickinson & Co.	3.300%	3/1/23	50	50
	Becton Dickinson & Co.	3.363%	6/6/24	275	276
	Becton Dickinson & Co.	3.734%	12/15/24	272	278
	Becton Dickinson & Co.	3.700%	6/6/27	500	504
	Becton Dickinson & Co.	4.875%	5/15/44	50	53
	Becton Dickinson & Co.	4.685%	12/15/44	200	218
	Becton Dickinson & Co.	4.669%	6/6/47	325	350
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	75	79
	Biogen Inc.	2.900%	9/15/20	325	330
	Biogen Inc.	3.625%	9/15/22	275	284
	Biogen Inc.	4.050%	9/15/25	300	318
	Biogen Inc.	5.200%	9/15/45	340	403
	Boston Children’s Hospital Corp.
	Revenue	4.115%	1/1/47	150	159
	Boston Scientific Corp.	6.000%	1/15/20	150	160
	Boston Scientific Corp.	2.850%	5/15/20	100	101
	Boston Scientific Corp.	3.375%	5/15/22	50	51
	Boston Scientific Corp.	3.850%	5/15/25	150	154
	Boston Scientific Corp.	7.000%	11/15/35	50	64
	Boston Scientific Corp.	7.375%	1/15/40	50	69
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	269
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	243
	Bristol-Myers Squibb Co.	3.250%	8/1/42	275	264
	Bristol-Myers Squibb Co.	4.500%	3/1/44	100	115
	Brown-Forman Corp.	4.500%	7/15/45	100	112
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	275	298
	Bunge Ltd. Finance Corp.	3.000%	9/25/22	250	247
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	195
	Campbell Soup Co.	3.300%	3/19/25	125	125
	Campbell Soup Co.	3.800%	8/2/42	75	72
	Cardinal Health Inc.	1.948%	6/14/19	150	149
	Cardinal Health Inc.	2.616%	6/15/22	150	148
	Cardinal Health Inc.	3.200%	3/15/23	150	150
	Cardinal Health Inc.	3.079%	6/15/24	150	148
	Cardinal Health Inc.	3.750%	9/15/25	100	102
	Cardinal Health Inc.	3.410%	6/15/27	265	259
	Cardinal Health Inc.	4.600%	3/15/43	100	103
	Cardinal Health Inc.	4.500%	11/15/44	100	102
	Cardinal Health Inc.	4.900%	9/15/45	100	107
	Cardinal Health Inc.	4.368%	6/15/47	150	148
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	75	74
[4]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	193
	Celgene Corp.	2.250%	5/15/19	125	125
	Celgene Corp.	2.875%	8/15/20	250	252
	Celgene Corp.	3.950%	10/15/20	125	130

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Celgene Corp.	3.250%	8/15/22	175	178
Celgene Corp.	3.550%	8/15/22	50	51
Celgene Corp.	2.750%	2/15/23	150	148
Celgene Corp.	4.000%	8/15/23	125	131
Celgene Corp.	3.625%	5/15/24	175	180
Celgene Corp.	3.875%	8/15/25	425	439
Celgene Corp.	3.450%	11/15/27	110	110
Celgene Corp.	5.700%	10/15/40	50	59
Celgene Corp.	5.250%	8/15/43	175	202
Celgene Corp.	4.625%	5/15/44	175	186
Celgene Corp.	5.000%	8/15/45	250	283
Celgene Corp.	4.350%	11/15/47	250	260
Children’s Hospital Medical Center
Ohio GO	4.268%	5/15/44	50	54
Church & Dwight Co. Inc.	2.450%	12/15/19	75	75
Church & Dwight Co. Inc.	2.450%	8/1/22	25	25
Church & Dwight Co. Inc.	3.150%	8/1/27	100	98
Church & Dwight Co. Inc.	3.950%	8/1/47	75	75
City of Hope	5.623%	11/15/43	75	95
Cleveland Clinic Foundation Ohio
Revenue	4.858%	1/1/14	75	84
Clorox Co.	3.800%	11/15/21	250	260
Clorox Co.	3.050%	9/15/22	100	102
Clorox Co.	3.500%	12/15/24	250	257
Clorox Co.	3.100%	10/1/27	50	50
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	125	127
Coca-Cola Co.	1.375%	5/30/19	100	99
Coca-Cola Co.	1.875%	10/27/20	400	397
Coca-Cola Co.	2.450%	11/1/20	250	252
Coca-Cola Co.	3.150%	11/15/20	125	128
Coca-Cola Co.	1.550%	9/1/21	175	171
Coca-Cola Co.	3.300%	9/1/21	250	258
Coca-Cola Co.	2.200%	5/25/22	100	99
Coca-Cola Co.	3.200%	11/1/23	225	233
Coca-Cola Co.	2.875%	10/27/25	300	301
Coca-Cola Co.	2.550%	6/1/26	100	97
Coca-Cola Co.	2.250%	9/1/26	355	337
Coca-Cola Co.	2.900%	5/25/27	100	100
Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	308
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	104
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	260
Colgate-Palmolive Co.	1.750%	3/15/19	275	274
Colgate-Palmolive Co.	2.450%	11/15/21	175	175
Colgate-Palmolive Co.	2.250%	11/15/22	75	74
Colgate-Palmolive Co.	2.100%	5/1/23	280	274
Colgate-Palmolive Co.	3.250%	3/15/24	100	103
Colgate-Palmolive Co.	4.000%	8/15/45	150	161
Colgate-Palmolive Co.	3.700%	8/1/47	50	51
Conagra Brands Inc.	3.250%	9/15/22	75	76
Conagra Brands Inc.	3.200%	1/25/23	151	153
Conagra Brands Inc.	7.000%	10/1/28	75	93
Conagra Brands Inc.	8.250%	9/15/30	50	69
Constellation Brands Inc.	2.000%	11/7/19	100	99
Constellation Brands Inc.	3.875%	11/15/19	75	77
Constellation Brands Inc.	2.250%	11/6/20	100	99
Constellation Brands Inc.	3.750%	5/1/21	100	103
Constellation Brands Inc.	6.000%	5/1/22	100	112
Constellation Brands Inc.	2.700%	5/9/22	50	50
Constellation Brands Inc.	2.650%	11/7/22	100	99
Constellation Brands Inc.	4.250%	5/1/23	200	212
Constellation Brands Inc.	4.750%	11/15/24	175	192
Constellation Brands Inc.	3.700%	12/6/26	100	103
Constellation Brands Inc.	3.500%	5/9/27	150	153
Constellation Brands Inc.	4.500%	5/9/47	75	82
Covidien International Finance SA	4.200%	6/15/20	100	104
Covidien International Finance SA	3.200%	6/15/22	200	203
CR Bard Inc.	4.400%	1/15/21	75	78
Danaher Corp.	2.400%	9/15/20	100	100
Danaher Corp.	3.350%	9/15/25	100	103
Danaher Corp.	4.375%	9/15/45	100	111
Delhaize America LLC	9.000%	4/15/31	100	143

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Diageo Capital plc	4.828%	7/15/20	125	133
	Diageo Capital plc	2.625%	4/29/23	500	499
	Diageo Capital plc	5.875%	9/30/36	50	66
	Diageo Investment Corp.	2.875%	5/11/22	200	202
	Diageo Investment Corp.	4.250%	5/11/42	150	163
	Dignity Health California GO	3.125%	11/1/22	50	50
	Dignity Health California GO	3.812%	11/1/24	100	103
	Dignity Health California GO	4.500%	11/1/42	100	99
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	74
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	50
	Dr Pepper Snapple Group Inc.	3.130%	12/15/23	100	101
	Dr Pepper Snapple Group Inc.	3.400%	11/15/25	100	101
	Dr Pepper Snapple Group Inc.	2.550%	9/15/26	75	71
	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	75	75
[9]	Dr Pepper Snapple Group Inc.	3.430%	6/15/27	25	25
	Dr Pepper Snapple Group Inc.	7.450%	5/1/38	16	23
[9]	Dr Pepper Snapple Group Inc.	4.500%	11/15/45	100	107
	Dr Pepper Snapple Group Inc.	4.420%	12/15/46	125	132
	Duke University Health System Inc.	3.920%	6/1/47	100	104
	Eli Lilly & Co.	1.950%	3/15/19	125	125
	Eli Lilly & Co.	2.350%	5/15/22	50	50
	Eli Lilly & Co.	2.750%	6/1/25	150	151
	Eli Lilly & Co.	3.100%	5/15/27	125	127
	Eli Lilly & Co.	5.550%	3/15/37	100	128
	Eli Lilly & Co.	3.700%	3/1/45	160	166
	Eli Lilly & Co.	3.950%	5/15/47	125	134
	Estee Lauder Cos. Inc.	1.800%	2/7/20	100	99
	Estee Lauder Cos. Inc.	1.700%	5/10/21	225	220
	Estee Lauder Cos. Inc.	3.150%	3/15/27	150	151
	Estee Lauder Cos. Inc.	6.000%	5/15/37	75	97
	Estee Lauder Cos. Inc.	4.375%	6/15/45	100	112
	Estee Lauder Cos. Inc.	4.150%	3/15/47	100	109
	Express Scripts Holding Co.	2.600%	11/30/20	100	100
	Express Scripts Holding Co.	3.300%	2/25/21	450	457
	Express Scripts Holding Co.	4.750%	11/15/21	425	453
	Express Scripts Holding Co.	3.900%	2/15/22	200	207
	Express Scripts Holding Co.	3.050%	11/30/22	100	100
	Express Scripts Holding Co.	3.000%	7/15/23	500	498
	Express Scripts Holding Co.	4.500%	2/25/26	265	281
	Express Scripts Holding Co.	3.400%	3/1/27	300	293
	Express Scripts Holding Co.	6.125%	11/15/41	92	113
	Express Scripts Holding Co.	4.800%	7/15/46	475	505
	Flowers Foods Inc.	4.375%	4/1/22	100	106
	Flowers Foods Inc.	3.500%	10/1/26	50	49
	Fomento Economico Mexicano SAB
	de CV	4.375%	5/10/43	100	105
	Genentech Inc.	5.250%	7/15/35	100	121
	General Mills Inc.	5.650%	2/15/19	275	285
	General Mills Inc.	2.200%	10/21/19	200	200
	General Mills Inc.	3.150%	12/15/21	25	25
	General Mills Inc.	2.600%	10/12/22	250	248
	General Mills Inc.	3.200%	2/10/27	150	149
	General Mills Inc.	5.400%	6/15/40	100	119
	Gilead Sciences Inc.	2.050%	4/1/19	800	800
	Gilead Sciences Inc.	2.350%	2/1/20	105	105
	Gilead Sciences Inc.	2.550%	9/1/20	325	328
	Gilead Sciences Inc.	4.500%	4/1/21	150	159
	Gilead Sciences Inc.	4.400%	12/1/21	725	772
	Gilead Sciences Inc.	3.250%	9/1/22	375	385
	Gilead Sciences Inc.	2.500%	9/1/23	125	123
	Gilead Sciences Inc.	3.700%	4/1/24	350	365
	Gilead Sciences Inc.	3.500%	2/1/25	310	320
	Gilead Sciences Inc.	3.650%	3/1/26	575	595
	Gilead Sciences Inc.	2.950%	3/1/27	225	221
	Gilead Sciences Inc.	4.600%	9/1/35	150	168
	Gilead Sciences Inc.	5.650%	12/1/41	175	222
	Gilead Sciences Inc.	4.800%	4/1/44	300	348
	Gilead Sciences Inc.	4.500%	2/1/45	275	305
	Gilead Sciences Inc.	4.750%	3/1/46	405	465
	Gilead Sciences Inc.	4.150%	3/1/47	575	610
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	50

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	776
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	111
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	101
Hackensack Meridian Health	4.500%	7/1/57	50	56
Hasbro Inc.	6.350%	3/15/40	125	150
Hasbro Inc.	5.100%	5/15/44	50	52
Hershey Co.	4.125%	12/1/20	75	79
Hershey Co.	2.625%	5/1/23	100	101
Hershey Co.	3.200%	8/21/25	65	65
Hershey Co.	2.300%	8/15/26	100	94
Hillshire Brands Co.	4.100%	9/15/20	50	52
Ingredion Inc.	4.625%	11/1/20	25	26
Ingredion Inc.	3.200%	10/1/26	100	98
JM Smucker Co.	2.200%	12/6/19	100	100
JM Smucker Co.	2.500%	3/15/20	75	75
JM Smucker Co.	3.500%	10/15/21	175	180
JM Smucker Co.	3.000%	3/15/22	100	101
JM Smucker Co.	3.500%	3/15/25	175	179
JM Smucker Co.	3.375%	12/15/27	150	150
JM Smucker Co.	4.250%	3/15/35	100	105
JM Smucker Co.	4.375%	3/15/45	100	106
Johns Hopkins Health System Corp.	3.837%	5/15/46	100	103
Johnson & Johnson	1.125%	3/1/19	150	149
Johnson & Johnson	2.950%	9/1/20	100	102
Johnson & Johnson	1.950%	11/10/20	200	199
Johnson & Johnson	1.650%	3/1/21	275	271
Johnson & Johnson	2.250%	3/3/22	425	424
Johnson & Johnson	2.050%	3/1/23	125	122
Johnson & Johnson	3.375%	12/5/23	200	209
Johnson & Johnson	2.625%	1/15/25	250	247
Johnson & Johnson	2.450%	3/1/26	350	340
Johnson & Johnson	2.950%	3/3/27	175	176
Johnson & Johnson	2.900%	1/15/28	225	225
Johnson & Johnson	6.950%	9/1/29	25	34
Johnson & Johnson	4.950%	5/15/33	150	184
Johnson & Johnson	4.375%	12/5/33	100	114
Johnson & Johnson	3.550%	3/1/36	175	182
Johnson & Johnson	3.625%	3/3/37	150	158
Johnson & Johnson	5.950%	8/15/37	375	513
Johnson & Johnson	3.400%	1/15/38	200	204
Johnson & Johnson	4.500%	9/1/40	150	173
Johnson & Johnson	4.500%	12/5/43	100	117
Johnson & Johnson	3.700%	3/1/46	350	366
Johnson & Johnson	3.750%	3/3/47	175	186
Johnson & Johnson	3.500%	1/15/48	200	204
Kaiser Foundation Hospitals	3.500%	4/1/22	50	51
Kaiser Foundation Hospitals	3.150%	5/1/27	100	100
Kaiser Foundation Hospitals	4.875%	4/1/42	250	296
Kaiser Foundation Hospitals	4.150%	5/1/47	150	162
Kellogg Co.	4.150%	11/15/19	125	129
Kellogg Co.	4.000%	12/15/20	172	180
Kellogg Co.	2.650%	12/1/23	150	148
Kellogg Co.	3.250%	4/1/26	125	124
Kellogg Co.	3.400%	11/15/27	125	124
Kellogg Co.	7.450%	4/1/31	25	33
Kellogg Co.	4.500%	4/1/46	250	265
Kimberly-Clark Corp.	1.400%	2/15/19	125	124
Kimberly-Clark Corp.	3.625%	8/1/20	140	144
Kimberly-Clark Corp.	3.050%	8/15/25	50	50
Kimberly-Clark Corp.	2.750%	2/15/26	100	98
Kimberly-Clark Corp.	6.625%	8/1/37	250	355
Kimberly-Clark Corp.	5.300%	3/1/41	25	32
Kimberly-Clark Corp.	3.200%	7/30/46	100	93
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	100	118
Koninklijke Philips NV	3.750%	3/15/22	200	208
Koninklijke Philips NV	6.875%	3/11/38	100	138
Koninklijke Philips NV	5.000%	3/15/42	100	117
Kraft Foods Group Inc.	5.375%	2/10/20	138	146
Kraft Foods Group Inc.	6.875%	1/26/39	325	426
Kraft Foods Group Inc.	5.000%	6/4/42	435	467
Kraft Heinz Foods Co.	2.800%	7/2/20	280	281

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kraft Heinz Foods Co.	3.500%	7/15/22	225	230
	Kraft Heinz Foods Co.	3.950%	7/15/25	360	372
	Kraft Heinz Foods Co.	3.000%	6/1/26	525	505
	Kraft Heinz Foods Co.	5.000%	7/15/35	170	186
	Kraft Heinz Foods Co.	5.200%	7/15/45	295	325
	Kraft Heinz Foods Co.	4.375%	6/1/46	575	570
	Kroger Co.	4.450%	2/1/47	225	225
	Kroger Co.	4.650%	1/15/48	100	103
	Laboratory Corp. of America Holdings	2.625%	2/1/20	50	50
	Laboratory Corp. of America Holdings	3.200%	2/1/22	100	102
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	26
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	150
	Laboratory Corp. of America Holdings	3.600%	2/1/25	175	178
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	100
	Laboratory Corp. of America Holdings	4.700%	2/1/45	145	158
	Life Technologies Corp.	6.000%	3/1/20	125	133
	Life Technologies Corp.	5.000%	1/15/21	100	106
[4]	Mayo Clinic	3.774%	11/15/43	75	76
[4]	Mayo Clinic	4.128%	11/15/52	50	53
	McCormick & Co. Inc.	3.900%	7/15/21	50	52
	McCormick & Co. Inc.	3.400%	8/15/27	150	152
	McKesson Corp.	7.500%	2/15/19	250	264
	McKesson Corp.	2.284%	3/15/19	150	150
	McKesson Corp.	4.750%	3/1/21	25	26
	McKesson Corp.	3.796%	3/15/24	200	207
	McKesson Corp.	6.000%	3/1/41	200	244
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	105
	Mead Johnson Nutrition Co.	3.000%	11/15/20	150	152
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	133
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	127
	Mead Johnson Nutrition Co.	4.600%	6/1/44	75	83
	Medtronic Global Holdings SCA	3.350%	4/1/27	150	153
	Medtronic Inc.	5.600%	3/15/19	25	26
	Medtronic Inc.	2.500%	3/15/20	650	653
	Medtronic Inc.	3.125%	3/15/22	460	470
	Medtronic Inc.	3.150%	3/15/22	650	666
	Medtronic Inc.	3.625%	3/15/24	50	52
	Medtronic Inc.	3.500%	3/15/25	850	883
	Medtronic Inc.	4.375%	3/15/35	518	583
	Medtronic Inc.	6.500%	3/15/39	25	34
	Medtronic Inc.	5.550%	3/15/40	150	190
	Medtronic Inc.	4.500%	3/15/42	171	191
	Medtronic Inc.	4.625%	3/15/44	55	63
	Medtronic Inc.	4.625%	3/15/45	950	1,103
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	159
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.200%	7/1/55	25	27
	Merck & Co. Inc.	1.850%	2/10/20	300	298
	Merck & Co. Inc.	3.875%	1/15/21	250	261
	Merck & Co. Inc.	2.350%	2/10/22	225	225
	Merck & Co. Inc.	2.400%	9/15/22	250	249
	Merck & Co. Inc.	2.800%	5/18/23	325	327
	Merck & Co. Inc.	2.750%	2/10/25	550	547
	Merck & Co. Inc.	3.600%	9/15/42	100	102
	Merck & Co. Inc.	4.150%	5/18/43	200	222
	Merck & Co. Inc.	3.700%	2/10/45	550	571
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	100	104
	Molson Coors Brewing Co.	1.900%	3/15/19	100	100
	Molson Coors Brewing Co.	1.450%	7/15/19	100	99
	Molson Coors Brewing Co.	2.250%	3/15/20	100	100
	Molson Coors Brewing Co.	2.100%	7/15/21	100	98
	Molson Coors Brewing Co.	3.500%	5/1/22	25	26
	Molson Coors Brewing Co.	3.000%	7/15/26	350	342
	Molson Coors Brewing Co.	5.000%	5/1/42	100	114
	Molson Coors Brewing Co.	4.200%	7/15/46	425	433
	Mondelez International Inc.	6.500%	2/9/40	100	130
[4]	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	50	50
	Mylan Inc.	2.550%	3/28/19	275	275
	Mylan Inc.	4.200%	11/29/23	150	156
	Mylan Inc.	5.400%	11/29/43	75	81

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Mylan NV	2.500%	6/7/19	75	74
	Mylan NV	3.150%	6/15/21	400	402
	Mylan NV	3.950%	6/15/26	400	404
	Mylan NV	5.250%	6/15/46	175	189
	New York & Presbyterian Hospital	4.024%	8/1/45	130	138
	New York & Presbyterian Hospital	4.063%	8/1/56	75	78
	Newell Brands Inc.	2.875%	12/1/19	50	50
	Newell Brands Inc.	3.150%	4/1/21	175	177
	Newell Brands Inc.	3.850%	4/1/23	310	321
	Newell Brands Inc.	4.000%	12/1/24	100	104
	Newell Brands Inc.	3.900%	11/1/25	50	51
	Newell Brands Inc.	4.200%	4/1/26	375	391
	Newell Brands Inc.	5.375%	4/1/36	200	234
	Newell Brands Inc.	5.500%	4/1/46	425	509
	Northwell Healthcare Inc.	3.979%	11/1/46	150	146
	Northwell Healthcare Inc.	4.260%	11/1/47	200	205
	Novartis Capital Corp.	1.800%	2/14/20	250	248
	Novartis Capital Corp.	4.400%	4/24/20	150	157
	Novartis Capital Corp.	2.400%	5/17/22	400	398
	Novartis Capital Corp.	2.400%	9/21/22	125	124
	Novartis Capital Corp.	3.400%	5/6/24	400	416
	Novartis Capital Corp.	3.000%	11/20/25	300	302
	Novartis Capital Corp.	3.100%	5/17/27	175	178
	Novartis Capital Corp.	3.700%	9/21/42	75	77
	Novartis Capital Corp.	4.400%	5/6/44	350	402
	Novartis Capital Corp.	4.000%	11/20/45	250	272
	Novartis Securities Investment Ltd.	5.125%	2/10/19	450	464
	NYU Hospitals Center	4.784%	7/1/44	100	115
[4]	NYU Hospitals Center	4.368%	7/1/47	110	118
	Partners Healthcare System Inc.	4.117%	7/1/55	50	52
	PepsiCo Inc.	1.550%	5/2/19	300	298
	PepsiCo Inc.	1.350%	10/4/19	175	173
	PepsiCo Inc.	4.500%	1/15/20	25	26
	PepsiCo Inc.	1.850%	4/30/20	675	668
	PepsiCo Inc.	2.150%	10/14/20	200	200
	PepsiCo Inc.	2.000%	4/15/21	300	297
	PepsiCo Inc.	3.000%	8/25/21	150	153
	PepsiCo Inc.	1.700%	10/6/21	175	170
	PepsiCo Inc.	2.750%	3/5/22	375	380
	PepsiCo Inc.	2.250%	5/2/22	150	148
	PepsiCo Inc.	2.750%	4/30/25	200	200
	PepsiCo Inc.	3.500%	7/17/25	125	130
	PepsiCo Inc.	2.375%	10/6/26	225	213
	PepsiCo Inc.	3.000%	10/15/27	400	398
	PepsiCo Inc.	5.500%	1/15/40	250	320
	PepsiCo Inc.	4.875%	11/1/40	250	300
	PepsiCo Inc.	4.000%	3/5/42	175	184
	PepsiCo Inc.	4.250%	10/22/44	200	220
	PepsiCo Inc.	4.600%	7/17/45	100	116
	PepsiCo Inc.	4.450%	4/14/46	125	141
	PepsiCo Inc.	3.450%	10/6/46	225	218
	PepsiCo Inc.	4.000%	5/2/47	175	184
	PerkinElmer Inc.	5.000%	11/15/21	150	161
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	202
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	231
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	200	201
	Pfizer Inc.	2.100%	5/15/19	450	451
	Pfizer Inc.	1.450%	6/3/19	525	521
	Pfizer Inc.	1.700%	12/15/19	100	100
	Pfizer Inc.	1.950%	6/3/21	225	223
	Pfizer Inc.	2.200%	12/15/21	100	99
	Pfizer Inc.	3.400%	5/15/24	100	104
	Pfizer Inc.	2.750%	6/3/26	240	237
	Pfizer Inc.	3.000%	12/15/26	300	302
	Pfizer Inc.	4.000%	12/15/36	200	220
	Pfizer Inc.	7.200%	3/15/39	275	422
	Pfizer Inc.	4.300%	6/15/43	125	139
	Pfizer Inc.	4.400%	5/15/44	200	230
	Pfizer Inc.	4.125%	12/15/46	400	444
	Pharmacia LLC	6.600%	12/1/28	75	98
	Philip Morris International Inc.	1.875%	1/15/19	775	773

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Philip Morris International Inc.	1.375%	2/25/19	100	99
	Philip Morris International Inc.	2.000%	2/21/20	175	174
	Philip Morris International Inc.	1.875%	2/25/21	125	123
	Philip Morris International Inc.	2.375%	8/17/22	150	148
	Philip Morris International Inc.	2.500%	11/2/22	300	297
	Philip Morris International Inc.	2.625%	3/6/23	100	99
	Philip Morris International Inc.	2.125%	5/10/23	95	92
	Philip Morris International Inc.	3.250%	11/10/24	325	331
	Philip Morris International Inc.	3.375%	8/11/25	400	409
	Philip Morris International Inc.	2.750%	2/25/26	200	196
	Philip Morris International Inc.	3.125%	3/2/28	100	99
	Philip Morris International Inc.	6.375%	5/16/38	200	270
	Philip Morris International Inc.	4.375%	11/15/41	425	457
	Philip Morris International Inc.	4.500%	3/20/42	125	136
	Philip Morris International Inc.	3.875%	8/21/42	25	25
	Philip Morris International Inc.	4.125%	3/4/43	175	180
	Philip Morris International Inc.	4.875%	11/15/43	125	143
	Philip Morris International Inc.	4.250%	11/10/44	200	211
[4]	Procter & Gamble - Esop	9.360%	1/1/21	177	196
	Procter & Gamble Co.	1.750%	10/25/19	200	199
	Procter & Gamble Co.	1.900%	11/1/19	100	100
	Procter & Gamble Co.	1.900%	10/23/20	100	99
	Procter & Gamble Co.	1.850%	2/2/21	100	99
	Procter & Gamble Co.	1.700%	11/3/21	125	122
	Procter & Gamble Co.	2.300%	2/6/22	425	423
	Procter & Gamble Co.	3.100%	8/15/23	150	154
	Procter & Gamble Co.	2.700%	2/2/26	100	99
	Procter & Gamble Co.	2.450%	11/3/26	100	96
	Procter & Gamble Co.	5.550%	3/5/37	30	40
	Procter & Gamble Co.	3.500%	10/25/47	250	252
	Providence St. Joseph Health
	Obligated Group	2.746%	10/1/26	50	48
[4]	Providence St. Joseph Health
	Obligated Group	3.744%	10/1/47	75	74
	Quest Diagnostics Inc.	2.700%	4/1/19	75	75
	Quest Diagnostics Inc.	2.500%	3/30/20	70	70
	Quest Diagnostics Inc.	4.250%	4/1/24	100	106
	Quest Diagnostics Inc.	3.500%	3/30/25	125	126
	Quest Diagnostics Inc.	3.450%	6/1/26	125	125
	Quest Diagnostics Inc.	5.750%	1/30/40	13	15
	Reynolds American Inc.	8.125%	6/23/19	175	189
	Reynolds American Inc.	3.250%	6/12/20	370	376
	Reynolds American Inc.	4.000%	6/12/22	175	183
	Reynolds American Inc.	4.850%	9/15/23	125	136
	Reynolds American Inc.	4.450%	6/12/25	475	505
	Reynolds American Inc.	5.700%	8/15/35	175	209
	Reynolds American Inc.	7.250%	6/15/37	125	173
	Reynolds American Inc.	5.850%	8/15/45	375	467
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	101
	Sanofi	4.000%	3/29/21	350	368
	Shire Acquisitions Investments
	Ireland DAC	1.900%	9/23/19	575	570
	Shire Acquisitions Investments
	Ireland DAC	2.400%	9/23/21	1,000	983
	Shire Acquisitions Investments
	Ireland DAC	2.875%	9/23/23	600	588
	Shire Acquisitions Investments
	Ireland DAC	3.200%	9/23/26	300	293
	SSM Health Care Corp.	3.823%	6/1/27	100	103
	Stryker Corp.	2.000%	3/8/19	125	125
	Stryker Corp.	4.375%	1/15/20	50	52
	Stryker Corp.	2.625%	3/15/21	125	125
	Stryker Corp.	3.375%	5/15/24	200	206
	Stryker Corp.	3.375%	11/1/25	140	143
	Stryker Corp.	3.500%	3/15/26	183	189
	Stryker Corp.	4.375%	5/15/44	50	54
	Stryker Corp.	4.625%	3/15/46	250	284
	Sysco Corp.	1.900%	4/1/19	100	100
	Sysco Corp.	2.600%	10/1/20	50	50
	Sysco Corp.	2.500%	7/15/21	75	75
	Sysco Corp.	2.600%	6/12/22	125	124

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sysco Corp.	3.750%	10/1/25	75	78
	Sysco Corp.	3.300%	7/15/26	200	201
	Sysco Corp.	3.250%	7/15/27	175	175
	Sysco Corp.	5.375%	9/21/35	100	118
	Sysco Corp.	4.850%	10/1/45	50	56
	Sysco Corp.	4.500%	4/1/46	100	108
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	300	285
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	147	131
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	129	123
	Teva Pharmaceutical Finance
	Netherlands III BV	1.700%	7/19/19	250	243
	Teva Pharmaceutical Finance
	Netherlands III BV	2.200%	7/21/21	525	481
	Teva Pharmaceutical Finance
	Netherlands III BV	2.800%	7/21/23	500	435
	Teva Pharmaceutical Finance
	Netherlands III BV	3.150%	10/1/26	525	432
	Teva Pharmaceutical Finance
	Netherlands III BV	4.100%	10/1/46	250	192
[4]	Texas Health Resources	4.330%	11/15/55	25	27
	The Kroger Co.	2.000%	1/15/19	50	50
	The Kroger Co.	2.300%	1/15/19	100	100
	The Kroger Co.	1.500%	9/30/19	100	99
	The Kroger Co.	6.150%	1/15/20	125	134
	The Kroger Co.	3.300%	1/15/21	250	255
	The Kroger Co.	2.600%	2/1/21	50	50
	The Kroger Co.	2.950%	11/1/21	150	152
	The Kroger Co.	3.400%	4/15/22	75	77
	The Kroger Co.	2.800%	8/1/22	100	99
	The Kroger Co.	4.000%	2/1/24	100	103
	The Kroger Co.	3.500%	2/1/26	160	159
	The Kroger Co.	2.650%	10/15/26	150	140
	The Kroger Co.	3.700%	8/1/27	100	101
	The Kroger Co.	7.700%	6/1/29	50	66
	The Kroger Co.	8.000%	9/15/29	125	166
	The Kroger Co.	7.500%	4/1/31	100	132
	The Kroger Co.	5.400%	7/15/40	50	55
	The Kroger Co.	5.150%	8/1/43	100	107
	The Kroger Co.	3.875%	10/15/46	50	46
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	250	337
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	200	211
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	200	206
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	204
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	100	101
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	126
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	500	515
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	195
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	50	50
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	200	238
	Trinity Health Corp.	4.125%	12/1/45	135	143
	Tupperware Brands Corp.	4.750%	6/1/21	100	105
	Tyson Foods Inc.	2.650%	8/15/19	175	176
	Tyson Foods Inc.	2.250%	8/23/21	50	49
	Tyson Foods Inc.	4.500%	6/15/22	275	294
	Tyson Foods Inc.	3.950%	8/15/24	100	105
	Tyson Foods Inc.	3.550%	6/2/27	275	280
	Tyson Foods Inc.	4.875%	8/15/34	175	196
	Tyson Foods Inc.	5.150%	8/15/44	100	117
	Tyson Foods Inc.	4.550%	6/2/47	175	191
	Unilever Capital Corp.	2.200%	3/6/19	200	200
	Unilever Capital Corp.	2.100%	7/30/20	250	249
	Unilever Capital Corp.	4.250%	2/10/21	200	211
	Unilever Capital Corp.	1.375%	7/28/21	100	96
	Unilever Capital Corp.	2.600%	5/5/24	200	197
	Unilever Capital Corp.	3.100%	7/30/25	225	228
	Unilever Capital Corp.	2.000%	7/28/26	125	115
	Unilever Capital Corp.	5.900%	11/15/32	50	65
	Whirlpool Corp.	4.850%	6/15/21	50	53
	Whirlpool Corp.	4.700%	6/1/22	100	107
	Whirlpool Corp.	3.700%	5/1/25	75	77
	Whirlpool Corp.	4.500%	6/1/46	150	158

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wyeth LLC	7.250%	3/1/23	250	302
	Wyeth LLC	6.450%	2/1/24	300	362
	Wyeth LLC	6.500%	2/1/34	150	204
	Wyeth LLC	6.000%	2/15/36	85	113
	Wyeth LLC	5.950%	4/1/37	385	517
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	30
	Zimmer Biomet Holdings Inc.	4.625%	11/30/19	50	52
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	450	451
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	101
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	174
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	350	350
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	58
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	75	75
	Zoetis Inc.	3.450%	11/13/20	75	77
	Zoetis Inc.	3.250%	2/1/23	300	305
	Zoetis Inc.	4.500%	11/13/25	100	109
	Zoetis Inc.	3.000%	9/12/27	150	146
	Zoetis Inc.	4.700%	2/1/43	150	168
	Zoetis Inc.	3.950%	9/12/47	150	153

	Energy (2.6%)
	Anadarko Petroleum Corp.	8.700%	3/15/19	100	107
	Anadarko Petroleum Corp.	3.450%	7/15/24	100	99
	Anadarko Petroleum Corp.	5.550%	3/15/26	200	224
	Anadarko Petroleum Corp.	6.450%	9/15/36	200	246
	Anadarko Petroleum Corp.	7.950%	6/15/39	25	34
	Anadarko Petroleum Corp.	6.200%	3/15/40	275	330
	Anadarko Petroleum Corp.	4.500%	7/15/44	400	393
	Anadarko Petroleum Corp.	6.600%	3/15/46	200	255
	Andeavor	5.375%	10/1/22	400	413
[9]	Andeavor	4.750%	12/15/23	500	538
[9]	Andeavor	5.125%	12/15/26	200	220
	Andeavor	3.800%	4/1/28	25	25
	Andeavor	4.500%	4/1/48	100	101
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	3.500%	12/1/22	50	50
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	4.250%	12/1/27	150	152
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	5.200%	12/1/47	50	52
	Apache Corp.	3.625%	2/1/21	75	77
	Apache Corp.	3.250%	4/15/22	50	50
	Apache Corp.	6.000%	1/15/37	350	412
	Apache Corp.	5.100%	9/1/40	350	379
	Apache Corp.	4.750%	4/15/43	200	207
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	300	306
	Baker Hughes a GE Co. LLC	5.125%	9/15/40	175	206
[9]	Baker Hughes a GE Co. LLC / Baker
	Hughes Co-Obligor Inc.	2.773%	12/15/22	200	200
[9]	Baker Hughes a GE Co. LLC / Baker
	Hughes Co-Obligor Inc.	3.337%	12/15/27	200	200
[9]	Baker Hughes a GE Co. LLC / Baker
	Hughes Co-Obligor Inc.	4.080%	12/15/47	250	254
	Boardwalk Pipelines LP	3.375%	2/1/23	100	99
	Boardwalk Pipelines LP	4.950%	12/15/24	150	159
	Boardwalk Pipelines LP	5.950%	6/1/26	200	223
	Boardwalk Pipelines LP	4.450%	7/15/27	100	101
	BP Capital Markets plc	4.750%	3/10/19	175	180
	BP Capital Markets plc	1.676%	5/3/19	200	199
	BP Capital Markets plc	2.237%	5/10/19	925	926
	BP Capital Markets plc	1.768%	9/19/19	50	50
	BP Capital Markets plc	2.521%	1/15/20	300	302
	BP Capital Markets plc	2.315%	2/13/20	500	501
	BP Capital Markets plc	4.500%	10/1/20	300	317
	BP Capital Markets plc	4.742%	3/11/21	250	268
	BP Capital Markets plc	3.062%	3/17/22	25	26
	BP Capital Markets plc	3.245%	5/6/22	250	257
	BP Capital Markets plc	2.520%	9/19/22	50	50
	BP Capital Markets plc	2.500%	11/6/22	550	546
	BP Capital Markets plc	2.750%	5/10/23	300	301
	BP Capital Markets plc	3.994%	9/26/23	200	212

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
BP Capital Markets plc	3.216%	11/28/23	200	204
BP Capital Markets plc	3.814%	2/10/24	400	421
BP Capital Markets plc	3.535%	11/4/24	68	71
BP Capital Markets plc	3.506%	3/17/25	200	207
BP Capital Markets plc	3.119%	5/4/26	350	353
BP Capital Markets plc	3.017%	1/16/27	400	395
BP Capital Markets plc	3.279%	9/19/27	150	151
BP Capital Markets plc	3.723%	11/28/28	200	209
Buckeye Partners LP	2.650%	11/15/18	225	225
Buckeye Partners LP	4.150%	7/1/23	75	78
Buckeye Partners LP	3.950%	12/1/26	100	98
Buckeye Partners LP	4.125%	12/1/27	50	49
Buckeye Partners LP	5.850%	11/15/43	25	27
Buckeye Partners LP	5.600%	10/15/44	75	78
Burlington Resources Finance Co.	7.400%	12/1/31	175	244
Canadian Natural Resources Ltd.	3.450%	11/15/21	100	102
Canadian Natural Resources Ltd.	2.950%	1/15/23	200	199
Canadian Natural Resources Ltd.	3.850%	6/1/27	700	715
Canadian Natural Resources Ltd.	7.200%	1/15/32	150	190
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	152
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	117
Canadian Natural Resources Ltd.	6.500%	2/15/37	50	62
Canadian Natural Resources Ltd.	6.250%	3/15/38	100	125
Canadian Natural Resources Ltd.	4.950%	6/1/47	200	221
Cenovus Energy Inc.	5.700%	10/15/19	100	105
Cenovus Energy Inc.	3.800%	9/15/23	351	358
Cenovus Energy Inc.	4.250%	4/15/27	500	496
Cenovus Energy Inc.	5.250%	6/15/37	150	154
Cenovus Energy Inc.	6.750%	11/15/39	300	358
Cenovus Energy Inc.	5.200%	9/15/43	100	101
Cenovus Energy Inc.	5.400%	6/15/47	200	209
Chevron Corp.	1.790%	11/16/18	300	300
Chevron Corp.	1.686%	2/28/19	100	100
Chevron Corp.	4.950%	3/3/19	275	284
Chevron Corp.	1.561%	5/16/19	200	199
Chevron Corp.	2.193%	11/15/19	300	301
Chevron Corp.	1.961%	3/3/20	275	274
Chevron Corp.	1.991%	3/3/20	100	99
Chevron Corp.	2.419%	11/17/20	200	201
Chevron Corp.	2.100%	5/16/21	300	298
Chevron Corp.	2.411%	3/3/22	125	125
Chevron Corp.	2.498%	3/3/22	100	100
Chevron Corp.	2.355%	12/5/22	1,025	1,017
Chevron Corp.	3.191%	6/24/23	400	410
Chevron Corp.	2.895%	3/3/24	100	101
Chevron Corp.	2.954%	5/16/26	400	399
Cimarex Energy Co.	4.375%	6/1/24	200	212
Cimarex Energy Co.	3.900%	5/15/27	250	256
Columbia Pipeline Group Inc.	3.300%	6/1/20	125	127
Columbia Pipeline Group Inc.	4.500%	6/1/25	300	320
Concho Resources Inc.	3.750%	10/1/27	25	25
Concho Resources Inc.	4.875%	10/1/47	50	55
ConocoPhillips	5.900%	10/15/32	450	556
ConocoPhillips	5.900%	5/15/38	150	197
ConocoPhillips	6.500%	2/1/39	200	280
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	255
ConocoPhillips Co.	4.200%	3/15/21	400	419
ConocoPhillips Co.	2.400%	12/15/22	400	395
ConocoPhillips Co.	3.350%	11/15/24	100	103
ConocoPhillips Co.	4.150%	11/15/34	100	106
ConocoPhillips Co.	4.300%	11/15/44	125	136
ConocoPhillips Co.	5.950%	3/15/46	300	405
ConocoPhillips Holding Co.	6.950%	4/15/29	350	458
Devon Energy Corp.	4.000%	7/15/21	100	104
Devon Energy Corp.	3.250%	5/15/22	200	203
Devon Energy Corp.	7.950%	4/15/32	233	318
Devon Energy Corp.	5.600%	7/15/41	250	294
Devon Energy Corp.	4.750%	5/15/42	200	213
Devon Financing Co. LLC	7.875%	9/30/31	200	274
Dominion Energy Gas Holdings LLC	2.800%	11/15/20	200	201
Dominion Energy Gas Holdings LLC	3.600%	12/15/24	200	204

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	200	219
	Enable Midstream Partners LP	2.400%	5/15/19	100	99
	Enable Midstream Partners LP	4.400%	3/15/27	150	153
	Enable Midstream Partners LP	5.000%	5/15/44	100	98
	Enbridge Energy Partners LP	9.875%	3/1/19	225	243
	Enbridge Energy Partners LP	4.375%	10/15/20	100	104
	Enbridge Energy Partners LP	5.875%	10/15/25	150	170
	Enbridge Energy Partners LP	7.500%	4/15/38	150	194
	Enbridge Energy Partners LP	5.500%	9/15/40	75	82
	Enbridge Energy Partners LP	7.375%	10/15/45	25	33
	Enbridge Inc.	2.900%	7/15/22	100	99
	Enbridge Inc.	4.250%	12/1/26	200	209
	Enbridge Inc.	3.700%	7/15/27	150	150
	Enbridge Inc.	4.500%	6/10/44	100	103
	Enbridge Inc.	5.500%	12/1/46	200	240
	Encana Corp.	6.500%	8/15/34	300	371
	Encana Corp.	6.625%	8/15/37	200	254
	Encana Corp.	6.500%	2/1/38	100	126
	Energy Transfer LP	9.000%	4/15/19	229	247
	Energy Transfer LP	4.150%	10/1/20	75	77
	Energy Transfer LP	4.650%	6/1/21	105	110
	Energy Transfer LP	3.600%	2/1/23	475	476
	Energy Transfer LP	4.050%	3/15/25	1,000	999
	Energy Transfer LP	4.750%	1/15/26	100	104
	Energy Transfer LP	4.200%	4/15/27	100	99
	Energy Transfer LP	6.625%	10/15/36	150	172
	Energy Transfer LP	6.050%	6/1/41	100	106
	Energy Transfer LP	6.500%	2/1/42	175	198
	Energy Transfer LP	5.150%	3/15/45	200	194
	Energy Transfer LP	6.125%	12/15/45	200	216
	Energy Transfer LP	5.300%	4/15/47	200	198
	EnLink Midstream Partners LP	4.400%	4/1/24	100	103
	EnLink Midstream Partners LP	4.150%	6/1/25	100	101
	EnLink Midstream Partners LP	4.850%	7/15/26	200	209
	EnLink Midstream Partners LP	5.600%	4/1/44	125	132
	EnLink Midstream Partners LP	5.450%	6/1/47	100	105
	Enterprise Products Operating LLC	6.500%	1/31/19	50	52
	Enterprise Products Operating LLC	2.550%	10/15/19	225	226
	Enterprise Products Operating LLC	5.200%	9/1/20	300	320
	Enterprise Products Operating LLC	3.350%	3/15/23	200	204
	Enterprise Products Operating LLC	3.900%	2/15/24	375	391
	Enterprise Products Operating LLC	3.750%	2/15/25	150	154
	Enterprise Products Operating LLC	3.700%	2/15/26	100	102
	Enterprise Products Operating LLC	3.950%	2/15/27	200	208
	Enterprise Products Operating LLC	6.875%	3/1/33	175	228
	Enterprise Products Operating LLC	7.550%	4/15/38	150	211
	Enterprise Products Operating LLC	6.125%	10/15/39	150	188
	Enterprise Products Operating LLC	5.950%	2/1/41	175	216
	Enterprise Products Operating LLC	4.450%	2/15/43	300	310
	Enterprise Products Operating LLC	4.850%	3/15/44	370	406
	Enterprise Products Operating LLC	5.100%	2/15/45	33	37
	Enterprise Products Operating LLC	4.900%	5/15/46	200	221
	Enterprise Products Operating LLC	4.950%	10/15/54	100	109
[4]	Enterprise Products Operating LLC	5.250%	8/16/77	100	99
	EOG Resources Inc.	4.400%	6/1/20	100	104
	EOG Resources Inc.	4.100%	2/1/21	350	365
	EOG Resources Inc.	2.625%	3/15/23	450	444
	EOG Resources Inc.	3.900%	4/1/35	75	77
	EQT Corp.	8.125%	6/1/19	100	108
	EQT Corp.	2.500%	10/1/20	50	50
	EQT Corp.	4.875%	11/15/21	125	133
	EQT Corp.	3.000%	10/1/22	100	99
	EQT Corp.	3.900%	10/1/27	200	198
	EQT Midstream Partners LP	4.125%	12/1/26	100	100
	Exxon Mobil Corp.	1.819%	3/15/19	345	344
	Exxon Mobil Corp.	1.912%	3/6/20	265	264
	Exxon Mobil Corp.	2.222%	3/1/21	400	399
	Exxon Mobil Corp.	2.397%	3/6/22	350	350
	Exxon Mobil Corp.	2.726%	3/1/23	500	503
	Exxon Mobil Corp.	2.709%	3/6/25	300	298
	Exxon Mobil Corp.	3.043%	3/1/26	300	305

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Exxon Mobil Corp.	3.567%	3/6/45	175	176
Exxon Mobil Corp.	4.114%	3/1/46	425	472
Halliburton Co.	3.500%	8/1/23	225	231
Halliburton Co.	3.800%	11/15/25	350	363
Halliburton Co.	4.850%	11/15/35	200	224
Halliburton Co.	6.700%	9/15/38	125	167
Halliburton Co.	7.450%	9/15/39	200	286
Halliburton Co.	4.500%	11/15/41	100	105
Halliburton Co.	4.750%	8/1/43	150	164
Halliburton Co.	5.000%	11/15/45	400	458
Hess Corp.	3.500%	7/15/24	100	99
Hess Corp.	4.300%	4/1/27	250	250
Hess Corp.	7.125%	3/15/33	100	121
Hess Corp.	6.000%	1/15/40	150	164
Hess Corp.	5.600%	2/15/41	300	323
Hess Corp.	5.800%	4/1/47	200	221
HollyFrontier Corp.	5.875%	4/1/26	200	223
Husky Energy Inc.	6.150%	6/15/19	100	105
Husky Energy Inc.	7.250%	12/15/19	200	217
Husky Energy Inc.	4.000%	4/15/24	150	155
Husky Energy Inc.	6.800%	9/15/37	50	65
Kerr-McGee Corp.	6.950%	7/1/24	250	295
Kerr-McGee Corp.	7.875%	9/15/31	50	66
Kinder Morgan Energy Partners LP	9.000%	2/1/19	365	389
Kinder Morgan Energy Partners LP	6.850%	2/15/20	750	813
Kinder Morgan Energy Partners LP	3.500%	3/1/21	125	127
Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	160
Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	25
Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	125
Kinder Morgan Energy Partners LP	4.300%	5/1/24	400	416
Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	342
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	55
Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	292
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	62
Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	235
Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	295
Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	25
Kinder Morgan Energy Partners LP	4.700%	11/1/42	375	364
Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	76
Kinder Morgan Inc.	4.300%	6/1/25	300	312
Kinder Morgan Inc.	7.800%	8/1/31	290	374
Kinder Morgan Inc.	7.750%	1/15/32	265	341
Kinder Morgan Inc.	5.300%	12/1/34	175	186
Kinder Morgan Inc.	5.550%	6/1/45	200	218
Kinder Morgan Inc.	5.050%	2/15/46	350	363
Magellan Midstream Partners LP	6.550%	7/15/19	75	79
Magellan Midstream Partners LP	4.250%	2/1/21	125	130
Magellan Midstream Partners LP	5.150%	10/15/43	125	141
Magellan Midstream Partners LP	4.250%	9/15/46	200	204
Magellan Midstream Partners LP	4.200%	10/3/47	50	50
Marathon Oil Corp.	2.700%	6/1/20	150	150
Marathon Oil Corp.	2.800%	11/1/22	175	172
Marathon Oil Corp.	6.800%	3/15/32	400	484
Marathon Oil Corp.	5.200%	6/1/45	100	110
Marathon Petroleum Corp.	5.125%	3/1/21	375	401
Marathon Petroleum Corp.	4.750%	9/15/44	250	256
Marathon Petroleum Corp.	5.850%	12/15/45	200	230
MPLX LP	4.500%	7/15/23	200	211
MPLX LP	4.875%	12/1/24	300	322
MPLX LP	4.875%	6/1/25	100	107
MPLX LP	4.125%	3/1/27	300	306
MPLX LP	5.200%	3/1/47	150	163
Nabors Industries Inc.	6.150%	2/15/18	315	316
National Fuel Gas Co.	3.750%	3/1/23	275	277
National Oilwell Varco Inc.	2.600%	12/1/22	125	122
National Oilwell Varco Inc.	3.950%	12/1/42	125	110
Noble Energy Inc.	4.150%	12/15/21	200	209
Noble Energy Inc.	3.850%	1/15/28	100	100
Noble Energy Inc.	6.000%	3/1/41	100	118
Noble Energy Inc.	5.250%	11/15/43	375	408
Noble Energy Inc.	5.050%	11/15/44	150	160

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Noble Energy Inc.	4.950%	8/15/47	100	106
Occidental Petroleum Corp.	4.100%	2/1/21	350	365
Occidental Petroleum Corp.	2.700%	2/15/23	250	249
Occidental Petroleum Corp.	3.500%	6/15/25	250	258
Occidental Petroleum Corp.	3.400%	4/15/26	250	256
Occidental Petroleum Corp.	4.625%	6/15/45	100	113
Occidental Petroleum Corp.	4.400%	4/15/46	500	552
Oceaneering International Inc.	4.650%	11/15/24	85	83
ONEOK Inc.	7.500%	9/1/23	100	119
ONEOK Inc.	4.000%	7/13/27	50	51
ONEOK Inc.	4.950%	7/13/47	200	208
ONEOK Partners LP	8.625%	3/1/19	225	240
ONEOK Partners LP	3.375%	10/1/22	400	403
ONEOK Partners LP	6.650%	10/1/36	300	368
ONEOK Partners LP	6.850%	10/15/37	300	376
ONEOK Partners LP	6.125%	2/1/41	150	174
Petro-Canada	6.800%	5/15/38	225	309
Phillips 66	4.300%	4/1/22	275	290
Phillips 66	4.650%	11/15/34	200	219
Phillips 66	5.875%	5/1/42	175	223
Phillips 66	4.875%	11/15/44	299	341
Phillips 66 Partners LP	2.646%	2/15/20	35	35
Phillips 66 Partners LP	3.605%	2/15/25	125	126
Phillips 66 Partners LP	3.750%	3/1/28	50	50
Phillips 66 Partners LP	4.680%	2/15/45	75	77
Phillips 66 Partners LP	4.900%	10/1/46	200	211
Pioneer Natural Resources Co.	3.950%	7/15/22	200	208
Pioneer Natural Resources Co.	4.450%	1/15/26	300	321
Plains All American Pipeline LP / PAA
Finance Corp.	3.650%	6/1/22	100	100
Plains All American Pipeline LP / PAA
Finance Corp.	2.850%	1/31/23	314	300
Plains All American Pipeline LP / PAA
Finance Corp.	3.600%	11/1/24	790	767
Plains All American Pipeline LP / PAA
Finance Corp.	4.500%	12/15/26	100	102
Plains All American Pipeline LP / PAA
Finance Corp.	4.300%	1/31/43	225	198
Plains All American Pipeline LP / PAA
Finance Corp.	4.700%	6/15/44	200	187
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.875%	3/1/22	300	327
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.000%	10/1/22	200	213
Regency Energy Partners LP / Regency
Energy Finance Corp.	4.500%	11/1/23	100	104
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	225	226
Sabine Pass Liquefaction LLC	5.625%	2/1/21	500	534
Sabine Pass Liquefaction LLC	6.250%	3/15/22	325	360
Sabine Pass Liquefaction LLC	5.625%	4/15/23	300	328
Sabine Pass Liquefaction LLC	5.750%	5/15/24	500	554
Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	440
Sabine Pass Liquefaction LLC	5.875%	6/30/26	500	558
Sabine Pass Liquefaction LLC	5.000%	3/15/27	200	213
Sabine Pass Liquefaction LLC	4.200%	3/15/28	100	102
Schlumberger Investment SA	3.650%	12/1/23	325	341
Shell International Finance BV	1.375%	5/10/19	300	297
Shell International Finance BV	1.375%	9/12/19	200	198
Shell International Finance BV	4.300%	9/22/19	550	570
Shell International Finance BV	4.375%	3/25/20	325	340
Shell International Finance BV	2.125%	5/11/20	450	449
Shell International Finance BV	2.250%	11/10/20	100	100
Shell International Finance BV	1.875%	5/10/21	200	197
Shell International Finance BV	1.750%	9/12/21	200	195
Shell International Finance BV	2.250%	1/6/23	100	98
Shell International Finance BV	3.400%	8/12/23	75	78
Shell International Finance BV	3.250%	5/11/25	200	205
Shell International Finance BV	2.875%	5/10/26	500	498
Shell International Finance BV	2.500%	9/12/26	900	872
Shell International Finance BV	4.125%	5/11/35	500	547
Shell International Finance BV	6.375%	12/15/38	475	664

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Shell International Finance BV	5.500%	3/25/40	125	159
	Shell International Finance BV	4.550%	8/12/43	400	457
	Shell International Finance BV	4.375%	5/11/45	400	450
	Shell International Finance BV	4.000%	5/10/46	700	743
	Shell International Finance BV	3.750%	9/12/46	200	204
	Spectra Energy Partners LP	4.750%	3/15/24	600	649
	Spectra Energy Partners LP	3.500%	3/15/25	50	50
	Spectra Energy Partners LP	4.500%	3/15/45	250	259
	Suncor Energy Inc.	3.600%	12/1/24	100	102
	Suncor Energy Inc.	5.950%	12/1/34	75	94
	Suncor Energy Inc.	6.500%	6/15/38	525	701
	Suncor Energy Inc.	4.000%	11/15/47	150	154
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	425	442
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	50	50
	Sunoco Logistics Partners
	Operations LP	4.250%	4/1/24	75	77
	Sunoco Logistics Partners
	Operations LP	4.000%	10/1/27	150	147
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	164
	Sunoco Logistics Partners
	Operations LP	5.300%	4/1/44	325	321
	Sunoco Logistics Partners
	Operations LP	5.400%	10/1/47	300	302
	TC PipeLines LP	3.900%	5/25/27	50	50
[9]	TechnipFMC plc	3.450%	10/1/22	75	75
	Tosco Corp.	7.800%	1/1/27	130	170
	Total Capital Canada Ltd.	2.750%	7/15/23	125	126
	Total Capital International SA	2.125%	1/10/19	150	150
	Total Capital International SA	2.750%	6/19/21	300	303
	Total Capital International SA	2.875%	2/17/22	300	304
	Total Capital International SA	2.700%	1/25/23	50	50
	Total Capital International SA	3.700%	1/15/24	775	816
	Total Capital SA	4.450%	6/24/20	375	395
	Total Capital SA	4.125%	1/28/21	125	132
	TransCanada PipeLines Ltd.	2.125%	11/15/19	125	125
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	181
	TransCanada PipeLines Ltd.	2.500%	8/1/22	500	496
	TransCanada PipeLines Ltd.	4.875%	1/15/26	100	112
	TransCanada PipeLines Ltd.	4.625%	3/1/34	350	391
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	183
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	376
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	626
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	177
	Valero Energy Corp.	6.125%	2/1/20	75	80
	Valero Energy Corp.	7.500%	4/15/32	725	974
	Valero Energy Partners LP	4.375%	12/15/26	100	104
	Western Gas Partners LP	5.375%	6/1/21	300	317
	Western Gas Partners LP	5.450%	4/1/44	350	372
	Williams Partners LP	5.250%	3/15/20	475	502
	Williams Partners LP	4.125%	11/15/20	275	285
	Williams Partners LP	3.600%	3/15/22	475	483
	Williams Partners LP	3.350%	8/15/22	125	126
	Williams Partners LP	3.900%	1/15/25	325	332
	Williams Partners LP	3.750%	6/15/27	500	501
	Williams Partners LP	6.300%	4/15/40	100	123
	Williams Partners LP	5.400%	3/4/44	400	451
	Williams Partners LP	5.100%	9/15/45	350	381
	Williams Partners LP / ACMP Finance
	Corp.	4.875%	3/15/24	300	314

	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	70	80
	California Institute of Technology GO	4.700%	11/1/11	50	55
	CBRE Services Inc.	5.000%	3/15/23	150	154
	CBRE Services Inc.	5.250%	3/15/25	100	110
	CBRE Services Inc.	4.875%	3/1/26	100	108
	Cintas Corp. No 2	2.900%	4/1/22	100	101
	Cintas Corp. No 2	3.250%	6/1/22	75	77

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Cintas Corp. No 2	3.700%	4/1/27	175	182
	Fluor Corp.	3.375%	9/15/21	75	77
	Fluor Corp.	3.500%	12/15/24	250	257
	Howard Hughes Medical Institute
	Revenue	3.500%	9/1/23	200	207
[4]	Johns Hopkins University Maryland GO	4.083%	7/1/53	25	27
[4]	Massachusetts Institute of
	Technology GO	3.959%	7/1/38	125	138
	Massachusetts Institute of
	Technology GO	5.600%	7/1/11	130	182
	Massachusetts Institute of
	Technology GO	4.678%	7/1/14	175	204
[4]	Northwestern University	3.662%	12/1/57	75	77
[4]	Northwestern University Illinois GO	4.643%	12/1/44	75	91
	University of Notre Dame du Lac	3.394%	2/15/48	125	126
[4]	University of Notre Dame DU LAC
	Indiana GO	3.438%	2/15/45	100	101
	University of Pennsylvania GO	4.674%	9/1/12	50	56
[4]	University of Southern California GO	3.028%	10/1/39	100	94
[4]	University of Southern California GO	3.841%	10/1/47	200	213
	Yale University Connecticut GO	2.086%	4/15/19	50	50

	Technology (2.4%)
	Adobe Systems Inc.	4.750%	2/1/20	175	184
	Adobe Systems Inc.	3.250%	2/1/25	200	205
	Alphabet Inc.	3.625%	5/19/21	150	157
	Altera Corp.	4.100%	11/15/23	75	81
	Amphenol Corp.	2.550%	1/30/19	200	200
	Amphenol Corp.	2.200%	4/1/20	50	50
	Amphenol Corp.	3.125%	9/15/21	100	101
	Amphenol Corp.	3.200%	4/1/24	50	50
	Analog Devices Inc.	2.875%	6/1/23	450	448
	Analog Devices Inc.	3.500%	12/5/26	200	202
	Apple Inc.	1.550%	2/8/19	75	75
	Apple Inc.	2.100%	5/6/19	425	426
	Apple Inc.	1.100%	8/2/19	275	272
	Apple Inc.	1.500%	9/12/19	300	298
	Apple Inc.	1.800%	11/13/19	200	199
	Apple Inc.	1.550%	2/7/20	250	247
	Apple Inc.	1.900%	2/7/20	175	174
	Apple Inc.	1.800%	5/11/20	175	173
	Apple Inc.	2.000%	11/13/20	225	224
	Apple Inc.	2.250%	2/23/21	750	749
	Apple Inc.	2.850%	5/6/21	875	889
	Apple Inc.	1.550%	8/4/21	375	364
	Apple Inc.	2.150%	2/9/22	225	225
	Apple Inc.	2.500%	2/9/22	300	300
	Apple Inc.	2.300%	5/11/22	200	198
	Apple Inc.	2.700%	5/13/22	550	554
	Apple Inc.	2.400%	1/13/23	125	124
	Apple Inc.	2.850%	2/23/23	300	304
	Apple Inc.	2.400%	5/3/23	1,215	1,202
	Apple Inc.	3.000%	2/9/24	800	809
	Apple Inc.	3.450%	5/6/24	75	78
	Apple Inc.	2.850%	5/11/24	350	351
	Apple Inc.	2.750%	1/13/25	275	273
	Apple Inc.	2.500%	2/9/25	100	98
	Apple Inc.	3.200%	5/13/25	350	357
	Apple Inc.	3.250%	2/23/26	600	612
	Apple Inc.	2.450%	8/4/26	450	432
	Apple Inc.	3.350%	2/9/27	375	384
	Apple Inc.	3.200%	5/11/27	350	354
	Apple Inc.	2.900%	9/12/27	375	369
	Apple Inc.	3.000%	11/13/27	275	274
	Apple Inc.	4.500%	2/23/36	225	258
	Apple Inc.	3.850%	5/4/43	450	468
	Apple Inc.	4.450%	5/6/44	425	481
	Apple Inc.	3.450%	2/9/45	225	220
	Apple Inc.	4.650%	2/23/46	1,225	1,429
	Apple Inc.	3.850%	8/4/46	400	415
	Apple Inc.	4.250%	2/9/47	150	166

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Apple Inc.	3.750%	9/12/47	275	281
	Apple Inc.	3.750%	11/13/47	225	231
	Applied Materials Inc.	2.625%	10/1/20	125	126
	Applied Materials Inc.	4.300%	6/15/21	125	133
	Applied Materials Inc.	3.900%	10/1/25	270	287
	Applied Materials Inc.	3.300%	4/1/27	200	203
	Applied Materials Inc.	5.100%	10/1/35	75	90
	Applied Materials Inc.	5.850%	6/15/41	125	165
	Applied Materials Inc.	4.350%	4/1/47	175	197
	Arrow Electronics Inc.	3.500%	4/1/22	75	76
	Arrow Electronics Inc.	4.500%	3/1/23	50	52
	Arrow Electronics Inc.	3.250%	9/8/24	100	98
	Arrow Electronics Inc.	4.000%	4/1/25	75	77
	Arrow Electronics Inc.	3.875%	1/12/28	100	99
	Autodesk Inc.	3.125%	6/15/20	100	100
	Autodesk Inc.	3.600%	12/15/22	25	26
	Autodesk Inc.	4.375%	6/15/25	50	53
	Autodesk Inc.	3.500%	6/15/27	75	74
	Avnet Inc.	5.875%	6/15/20	200	213
	Avnet Inc.	4.875%	12/1/22	50	53
	Avnet Inc.	4.625%	4/15/26	100	104
	Baidu Inc.	2.750%	6/9/19	200	200
	Baidu Inc.	3.500%	11/28/22	500	508
	Baidu Inc.	3.625%	7/6/27	200	197
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.375%	1/15/20	500	497
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.200%	1/15/21	150	147
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.000%	1/15/22	850	844
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.650%	1/15/23	250	241
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.625%	1/15/24	500	498
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.125%	1/15/25	380	363
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.875%	1/15/27	875	861
[9]	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.500%	1/15/28	275	262
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	75	77
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	98
	CA Inc.	5.375%	12/1/19	175	184
	CA Inc.	3.600%	8/1/20	100	102
	CA Inc.	4.700%	3/15/27	100	104
	Cadence Design Systems Inc.	4.375%	10/15/24	100	105
	Cisco Systems Inc.	4.950%	2/15/19	475	491
	Cisco Systems Inc.	1.600%	2/28/19	250	249
	Cisco Systems Inc.	2.125%	3/1/19	600	601
	Cisco Systems Inc.	4.450%	1/15/20	825	862
	Cisco Systems Inc.	2.200%	2/28/21	600	597
	Cisco Systems Inc.	2.900%	3/4/21	75	76
	Cisco Systems Inc.	3.000%	6/15/22	125	127
	Cisco Systems Inc.	2.200%	9/20/23	150	147
	Cisco Systems Inc.	3.625%	3/4/24	125	132
	Cisco Systems Inc.	2.950%	2/28/26	100	100
	Cisco Systems Inc.	2.500%	9/20/26	225	218
	Cisco Systems Inc.	5.900%	2/15/39	350	478
	Cisco Systems Inc.	5.500%	1/15/40	375	493
	Citrix Systems Inc.	4.500%	12/1/27	175	178
	Corning Inc.	6.625%	5/15/19	25	26
	Corning Inc.	2.900%	5/15/22	175	175
	Corning Inc.	5.750%	8/15/40	75	92
	Corning Inc.	4.375%	11/15/57	150	148
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	3.480%	6/1/19	675	684
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	4.420%	6/15/21	900	938
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	5.450%	6/15/23	700	755

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	6.020%	6/15/26	1,050	1,153
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	8.100%	7/15/36	310	392
[9]	Diamond 1 Finance Corp. / Diamond
	2 Finance Corp.	8.350%	7/15/46	375	483
	DXC Technology Co.	2.875%	3/27/20	100	100
	DXC Technology Co.	4.250%	4/15/24	100	104
	DXC Technology Co.	4.750%	4/15/27	200	212
	Equifax Inc.	2.300%	6/1/21	200	195
	Fidelity National Information Services
	Inc.	3.625%	10/15/20	237	243
	Fidelity National Information Services
	Inc.	2.250%	8/15/21	250	246
	Fidelity National Information Services
	Inc.	3.500%	4/15/23	143	146
	Fidelity National Information Services
	Inc.	5.000%	10/15/25	174	192
	Fidelity National Information Services
	Inc.	3.000%	8/15/26	250	242
	Fidelity National Information Services
	Inc.	4.500%	8/15/46	125	130
	Fiserv Inc.	2.700%	6/1/20	125	126
	Fiserv Inc.	3.500%	10/1/22	150	154
	Fiserv Inc.	3.850%	6/1/25	300	312
	Flex Ltd.	4.625%	2/15/20	185	191
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	575	587
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	850	893
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	527
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	100	108
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	375	397
	HP Inc.	3.750%	12/1/20	53	54
	HP Inc.	4.300%	6/1/21	250	262
	HP Inc.	4.375%	9/15/21	455	479
	HP Inc.	4.650%	12/9/21	350	372
	HP Inc.	6.000%	9/15/41	100	108
	IBM Credit LLC	2.200%	9/8/22	100	98
	Intel Corp.	1.850%	5/11/20	175	174
	Intel Corp.	2.450%	7/29/20	300	302
	Intel Corp.	1.700%	5/19/21	100	98
	Intel Corp.	3.300%	10/1/21	100	103
	Intel Corp.	2.350%	5/11/22	150	149
	Intel Corp.	3.100%	7/29/22	175	180
	Intel Corp.	2.700%	12/15/22	275	278
	Intel Corp.	2.875%	5/11/24	500	503
	Intel Corp.	3.700%	7/29/25	200	211
	Intel Corp.	3.150%	5/11/27	205	209
	Intel Corp.	4.000%	12/15/32	150	165
	Intel Corp.	4.800%	10/1/41	137	164
	Intel Corp.	4.100%	5/19/46	225	246
[9]	Intel Corp.	3.734%	12/8/47	974	1,015
	International Business Machines Corp.	1.950%	2/12/19	225	225
	International Business Machines Corp.	1.900%	1/27/20	1,000	996
	International Business Machines Corp.	1.625%	5/15/20	225	222
	International Business Machines Corp.	2.900%	11/1/21	25	25
	International Business Machines Corp.	2.500%	1/27/22	585	585
	International Business Machines Corp.	1.875%	8/1/22	150	146
	International Business Machines Corp.	2.875%	11/9/22	240	242
	International Business Machines Corp.	3.625%	2/12/24	450	470
	International Business Machines Corp.	7.000%	10/30/25	300	384
	International Business Machines Corp.	3.450%	2/19/26	250	258
	International Business Machines Corp.	3.300%	1/27/27	225	229
	International Business Machines Corp.	6.220%	8/1/27	75	94
	International Business Machines Corp.	6.500%	1/15/28	75	96
	International Business Machines Corp.	5.600%	11/30/39	98	128
	International Business Machines Corp.	4.000%	6/20/42	218	230
	International Business Machines Corp.	4.700%	2/19/46	125	147
	Jabil Inc.	5.625%	12/15/20	100	107
	Juniper Networks Inc.	3.125%	2/26/19	100	101
	Juniper Networks Inc.	3.300%	6/15/20	200	202
	Juniper Networks Inc.	4.600%	3/15/21	50	52

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Juniper Networks Inc.	4.350%	6/15/25	50	51
Juniper Networks Inc.	5.950%	3/15/41	25	28
Keysight Technologies Inc.	3.300%	10/30/19	100	101
Keysight Technologies Inc.	4.550%	10/30/24	100	106
Keysight Technologies Inc.	4.600%	4/6/27	125	132
KLA-Tencor Corp.	4.125%	11/1/21	100	104
KLA-Tencor Corp.	4.650%	11/1/24	250	270
Lam Research Corp.	2.750%	3/15/20	100	100
Lam Research Corp.	2.800%	6/15/21	125	126
Lam Research Corp.	3.800%	3/15/25	100	104
Maxim Integrated Products Inc.	3.375%	3/15/23	25	25
Maxim Integrated Products Inc.	3.450%	6/15/27	150	150
Microsoft Corp.	4.200%	6/1/19	25	26
Microsoft Corp.	1.100%	8/8/19	615	607
Microsoft Corp.	3.000%	10/1/20	225	230
Microsoft Corp.	2.000%	11/3/20	925	921
Microsoft Corp.	1.550%	8/8/21	525	511
Microsoft Corp.	2.400%	2/6/22	325	325
Microsoft Corp.	2.375%	2/12/22	450	455
Microsoft Corp.	2.650%	11/3/22	275	277
Microsoft Corp.	2.125%	11/15/22	200	197
Microsoft Corp.	2.375%	5/1/23	75	74
Microsoft Corp.	2.000%	8/8/23	300	292
Microsoft Corp.	3.625%	12/15/23	300	316
Microsoft Corp.	2.875%	2/6/24	600	607
Microsoft Corp.	2.700%	2/12/25	250	249
Microsoft Corp.	3.125%	11/3/25	850	867
Microsoft Corp.	2.400%	8/8/26	750	724
Microsoft Corp.	3.300%	2/6/27	675	696
Microsoft Corp.	3.500%	2/12/35	325	337
Microsoft Corp.	4.200%	11/3/35	175	198
Microsoft Corp.	3.450%	8/8/36	700	721
Microsoft Corp.	4.100%	2/6/37	475	530
Microsoft Corp.	4.500%	10/1/40	100	117
Microsoft Corp.	5.300%	2/8/41	50	64
Microsoft Corp.	3.500%	11/15/42	280	284
Microsoft Corp.	3.750%	5/1/43	95	99
Microsoft Corp.	4.875%	12/15/43	150	183
Microsoft Corp.	3.750%	2/12/45	350	369
Microsoft Corp.	4.450%	11/3/45	725	845
Microsoft Corp.	3.700%	8/8/46	750	782
Microsoft Corp.	4.250%	2/6/47	875	1,000
Microsoft Corp.	4.000%	2/12/55	400	430
Microsoft Corp.	4.750%	11/3/55	175	217
Microsoft Corp.	4.500%	2/6/57	400	471
Motorola Solutions Inc.	3.500%	9/1/21	150	153
Motorola Solutions Inc.	3.750%	5/15/22	200	203
Motorola Solutions Inc.	7.500%	5/15/25	50	60
Motorola Solutions Inc.	5.500%	9/1/44	100	101
NetApp Inc.	2.000%	9/27/19	75	74
NetApp Inc.	3.375%	6/15/21	150	153
NetApp Inc.	3.300%	9/29/24	75	74
NVIDIA Corp.	2.200%	9/16/21	175	173
NVIDIA Corp.	3.200%	9/16/26	200	200
Oracle Corp.	2.375%	1/15/19	225	226
Oracle Corp.	5.000%	7/8/19	550	574
Oracle Corp.	2.250%	10/8/19	225	226
Oracle Corp.	1.900%	9/15/21	1,275	1,254
Oracle Corp.	2.500%	5/15/22	250	250
Oracle Corp.	2.625%	2/15/23	300	300
Oracle Corp.	2.400%	9/15/23	450	444
Oracle Corp.	3.400%	7/8/24	450	467
Oracle Corp.	2.950%	11/15/24	450	453
Oracle Corp.	2.950%	5/15/25	825	827
Oracle Corp.	2.650%	7/15/26	600	585
Oracle Corp.	3.250%	11/15/27	575	584
Oracle Corp.	3.250%	5/15/30	100	101
Oracle Corp.	4.300%	7/8/34	350	389
Oracle Corp.	3.900%	5/15/35	150	158
Oracle Corp.	3.850%	7/15/36	225	238
Oracle Corp.	3.800%	11/15/37	350	367

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Oracle Corp.	6.500%	4/15/38	200	281
	Oracle Corp.	6.125%	7/8/39	150	205
	Oracle Corp.	5.375%	7/15/40	600	757
	Oracle Corp.	4.500%	7/8/44	200	227
	Oracle Corp.	4.125%	5/15/45	450	483
	Oracle Corp.	4.000%	7/15/46	575	611
	Oracle Corp.	4.000%	11/15/47	425	452
	Oracle Corp.	4.375%	5/15/55	150	167
	Pitney Bowes Inc.	3.625%	10/1/21	350	326
	Pitney Bowes Inc.	4.700%	4/1/23	50	46
	QUALCOMM Inc.	1.850%	5/20/19	250	249
	QUALCOMM Inc.	2.100%	5/20/20	250	249
	QUALCOMM Inc.	2.250%	5/20/20	300	298
	QUALCOMM Inc.	3.000%	5/20/22	350	350
	QUALCOMM Inc.	2.600%	1/30/23	300	292
	QUALCOMM Inc.	2.900%	5/20/24	275	268
	QUALCOMM Inc.	3.450%	5/20/25	400	401
	QUALCOMM Inc.	3.250%	5/20/27	350	342
	QUALCOMM Inc.	4.650%	5/20/35	175	188
	QUALCOMM Inc.	4.800%	5/20/45	300	324
	QUALCOMM Inc.	4.300%	5/20/47	275	277
[9]	Seagate HDD Cayman	4.250%	3/1/22	125	126
	Seagate HDD Cayman	4.750%	6/1/23	150	153
[9]	Seagate HDD Cayman	4.875%	3/1/24	75	75
	Seagate HDD Cayman	4.750%	1/1/25	100	98
	Seagate HDD Cayman	4.875%	6/1/27	175	167
	Seagate HDD Cayman	5.750%	12/1/34	100	96
	Tech Data Corp.	3.700%	2/15/22	50	50
	Tech Data Corp.	4.950%	2/15/27	100	105
	Texas Instruments Inc.	1.650%	8/3/19	525	522
	Texas Instruments Inc.	2.625%	5/15/24	25	25
	Texas Instruments Inc.	2.900%	11/3/27	150	149
	Total System Services Inc.	3.800%	4/1/21	130	133
	Total System Services Inc.	3.750%	6/1/23	250	254
	Total System Services Inc.	4.800%	4/1/26	150	161
	Trimble Navigation Ltd.	4.750%	12/1/24	50	54
	Tyco Electronics Group SA	2.350%	8/1/19	50	50
	Tyco Electronics Group SA	3.500%	2/3/22	100	103
	Tyco Electronics Group SA	3.450%	8/1/24	125	128
	Tyco Electronics Group SA	3.125%	8/15/27	200	197
	Tyco Electronics Group SA	7.125%	10/1/37	200	287
	Verisk Analytics Inc.	5.800%	5/1/21	75	82
	Verisk Analytics Inc.	4.125%	9/12/22	275	287
	Verisk Analytics Inc.	4.000%	6/15/25	150	155
	Verisk Analytics Inc.	5.500%	6/15/45	50	58
	VMware Inc.	2.300%	8/21/20	250	248
	VMware Inc.	2.950%	8/21/22	275	274
	VMware Inc.	3.900%	8/21/27	250	254
	Xerox Corp.	5.625%	12/15/19	25	26
	Xerox Corp.	2.800%	5/15/20	75	75
	Xerox Corp.	4.070%	3/17/22	87	88
	Xerox Corp.	3.625%	3/15/23	200	195
	Xerox Corp.	6.750%	12/15/39	100	107
	Xilinx Inc.	2.125%	3/15/19	75	75
	Xilinx Inc.	3.000%	3/15/21	75	76
	Xilinx Inc.	2.950%	6/1/24	150	149

	Transportation (0.6%)
[4]	American Airlines 2011-1 Class A
	Pass Through Trust	5.250%	7/31/22	64	67
[4]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	24	25
[4]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	36	38
[4]	American Airlines 2014-1 Class A
	Pass Through Trust	3.700%	4/1/28	104	106
[4]	American Airlines 2015-1 Class A
	Pass Through Trust	3.375%	11/1/28	154	154
[4]	American Airlines 2015-2 Class AA
	Pass Through Trust	3.600%	9/22/27	51	52

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	American Airlines 2016-1 Class A
	Pass Through Trust	4.100%	1/15/28	71	75
[4]	American Airlines 2016-1 Class AA
	Pass Through Trust	3.575%	1/15/28	143	145
[4]	American Airlines 2016-2 Class A
	Pass Through Trust	3.650%	6/15/28	95	96
[4]	American Airlines 2016-2 Class AA
	Pass Through Trust	3.200%	12/15/29	261	259
[4]	American Airlines 2016-3 Class A
	Pass Through Trust	3.250%	4/15/30	49	48
	American Airlines 2016-3 Class AA
	Pass Through Trust	3.000%	10/15/28	146	143
[4]	American Airlines 2017-1 Class AA
	Pass Through Trust	3.650%	8/15/30	50	51
[4]	American Airlines 2017-2 Class AA
	Pass Through Trust	3.350%	10/15/29	100	101
[4]	BNSF Funding Trust I	6.613%	12/15/55	65	75
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	153
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	152
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	178
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	79
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	212
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	156
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	101
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	79
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	525	535
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	165
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	150
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	312
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	280
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	224
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	125	141
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	153
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	120
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	173
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	75	81
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	88
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	159
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	139
	Canadian National Railway Co.	5.550%	3/1/19	100	104
	Canadian National Railway Co.	2.850%	12/15/21	75	76
	Canadian National Railway Co.	6.250%	8/1/34	75	101
	Canadian National Railway Co.	6.200%	6/1/36	75	101
	Canadian National Railway Co.	6.375%	11/15/37	100	140
	Canadian National Railway Co.	3.200%	8/2/46	50	48
	Canadian Pacific Railway Co.	7.250%	5/15/19	150	160
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	61
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	240
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	137
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	579
	Canadian Pacific Railway Co.	5.750%	1/15/42	115	146
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	92
[4]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	54	59
[4]	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	95	102
[4]	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	40	41
	CSX Corp.	4.250%	6/1/21	25	26
	CSX Corp.	3.350%	11/1/25	150	153
	CSX Corp.	3.250%	6/1/27	150	150
	CSX Corp.	6.220%	4/30/40	152	201
	CSX Corp.	5.500%	4/15/41	225	276
	CSX Corp.	4.750%	5/30/42	210	235
	CSX Corp.	4.100%	3/15/44	150	156
	CSX Corp.	3.950%	5/1/50	125	124
	CSX Corp.	4.500%	8/1/54	25	26
	CSX Corp.	4.250%	11/1/66	150	151
[4]	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	2/10/24	121	137

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	6/17/21	38	41
[4]	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	11/23/20	28	28
[4]	Delta Air Lines 2015-1 Class AA
	Pass Through Trust	3.625%	7/30/27	46	47
	Delta Air Lines Inc.	2.875%	3/13/20	175	176
	Delta Air Lines Inc.	2.600%	12/4/20	125	125
	Delta Air Lines Inc.	3.625%	3/15/22	175	178
	FedEx Corp.	8.000%	1/15/19	100	106
	FedEx Corp.	2.625%	8/1/22	100	100
	FedEx Corp.	4.000%	1/15/24	125	133
	FedEx Corp.	3.200%	2/1/25	150	152
	FedEx Corp.	3.250%	4/1/26	100	101
	FedEx Corp.	3.300%	3/15/27	100	100
	FedEx Corp.	3.900%	2/1/35	200	202
	FedEx Corp.	3.875%	8/1/42	125	123
	FedEx Corp.	4.100%	4/15/43	75	77
	FedEx Corp.	5.100%	1/15/44	150	174
	FedEx Corp.	4.750%	11/15/45	250	282
	FedEx Corp.	4.550%	4/1/46	225	247
	FedEx Corp.	4.400%	1/15/47	125	133
	FedEx Corp.	4.500%	2/1/65	60	60
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	101
	Kansas City Southern	3.000%	5/15/23	75	75
	Kansas City Southern	4.300%	5/15/43	75	78
	Kansas City Southern	4.950%	8/15/45	125	142
[4]	Latam Airlines 2015-1 Pass Through
	Trust A	4.200%	8/15/29	112	114
	Norfolk Southern Corp.	5.900%	6/15/19	175	184
	Norfolk Southern Corp.	3.000%	4/1/22	225	227
	Norfolk Southern Corp.	2.903%	2/15/23	48	48
	Norfolk Southern Corp.	5.590%	5/17/25	50	57
	Norfolk Southern Corp.	7.800%	5/15/27	60	81
	Norfolk Southern Corp.	3.150%	6/1/27	250	249
	Norfolk Southern Corp.	7.250%	2/15/31	100	143
	Norfolk Southern Corp.	4.837%	10/1/41	113	131
	Norfolk Southern Corp.	4.450%	6/15/45	75	83
	Norfolk Southern Corp.	4.650%	1/15/46	75	85
[9]	Norfolk Southern Corp.	4.050%	8/15/52	239	248
	Norfolk Southern Corp.	6.000%	3/15/05	59	72
	Ryder System Inc.	2.350%	2/26/19	250	250
	Ryder System Inc.	2.550%	6/1/19	300	301
	Ryder System Inc.	2.500%	5/11/20	50	50
	Ryder System Inc.	2.250%	9/1/21	50	49
	Southwest Airlines Co.	2.750%	11/6/19	50	50
	Southwest Airlines Co.	2.650%	11/5/20	125	126
	Southwest Airlines Co.	3.000%	11/15/26	100	97
	Southwest Airlines Co.	3.450%	11/16/27	50	50
[4]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	30	33
[4]	Spirit Airlines Class A Pass Through
	Certificates Series 2015-1	4.100%	10/1/29	22	23
	Trinity Industries Inc.	4.550%	10/1/24	60	60
	Union Pacific Corp.	2.250%	6/19/20	225	225
	Union Pacific Corp.	4.163%	7/15/22	534	572
	Union Pacific Corp.	3.250%	1/15/25	200	204
	Union Pacific Corp.	3.250%	8/15/25	50	51
	Union Pacific Corp.	2.750%	3/1/26	75	74
	Union Pacific Corp.	3.375%	2/1/35	100	100
	Union Pacific Corp.	3.600%	9/15/37	100	103
	Union Pacific Corp.	4.050%	11/15/45	150	161
	Union Pacific Corp.	4.050%	3/1/46	150	161
	Union Pacific Corp.	3.799%	10/1/51	560	566
	Union Pacific Corp.	3.875%	2/1/55	100	101
	Union Pacific Corp.	4.375%	11/15/65	135	148
	Union Pacific Corp.	4.100%	9/15/67	100	103
[4]	United Airlines 2015-1 Class A
	Pass Through Trust	3.700%	6/1/24	60	61
[4]	United Airlines 2015-1 Class AA
	Pass Through Trust	3.450%	12/1/27	162	165

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	United Airlines 2016-1 Class A
	Pass Through Trust	3.450%	1/7/30	50	50
[4]	United Airlines 2016-1 Class AA
	Pass Through Trust	3.100%	7/7/28	400	397
[4]	United Airlines 2016-2 Class A
	Pass Through Trust	3.100%	10/7/28	50	49
[4]	United Airlines 2016-2 Class AA
	Pass Through Trust	2.875%	10/7/28	75	74
[4]	United Airlines Pass Through Trust
	Series 2013-1	4.300%	2/15/27	64	67
[4]	United Airlines Pass Through Trust
	Series 2014-1	4.000%	10/11/27	86	89
	United Parcel Service Inc.	5.125%	4/1/19	100	104
	United Parcel Service Inc.	3.125%	1/15/21	200	205
	United Parcel Service Inc.	2.050%	4/1/21	150	149
	United Parcel Service Inc.	2.450%	10/1/22	550	548
	United Parcel Service Inc.	2.500%	4/1/23	200	199
	United Parcel Service Inc.	2.800%	11/15/24	400	397
	United Parcel Service Inc.	2.400%	11/15/26	150	144
	United Parcel Service Inc.	3.050%	11/15/27	200	200
	United Parcel Service Inc.	6.200%	1/15/38	278	379
	United Parcel Service Inc.	4.875%	11/15/40	75	90
	United Parcel Service Inc.	3.625%	10/1/42	75	75
	United Parcel Service Inc.	3.400%	11/15/46	85	82
	United Parcel Service Inc.	3.750%	11/15/47	400	413
[4]	US Airways 2013-1 Class A
	Pass Through Trust	3.950%	5/15/27	77	80
[4]	US Airways Inc. 2012-2 Class A
	Pass Through Trust	4.625%	12/3/26	36	38
					597,663
Utilities (2.0%)
	Electric (1.8%)
[9]	AEP Texas Inc.	2.400%	10/1/22	75	74
[9]	AEP Texas Inc.	3.800%	10/1/47	50	51
[9]	AEP Transmission Co. LLC	3.750%	12/1/47	100	102
	Alabama Power Co.	6.125%	5/15/38	50	66
	Alabama Power Co.	3.850%	12/1/42	25	26
	Alabama Power Co.	4.150%	8/15/44	75	81
	Alabama Power Co.	3.750%	3/1/45	150	153
	Alabama Power Co.	4.300%	1/2/46	300	334
	Alabama Power Co.	3.700%	12/1/47	200	204
	Ameren Corp.	2.700%	11/15/20	100	100
	Ameren Corp.	3.650%	2/15/26	80	82
	Ameren Illinois Co.	2.700%	9/1/22	250	251
	Ameren Illinois Co.	3.700%	12/1/47	150	154
	American Electric Power Co. Inc.	2.150%	11/13/20	75	75
	American Electric Power Co. Inc.	2.950%	12/15/22	25	25
	American Electric Power Co. Inc.	3.200%	11/13/27	75	74
	Appalachian Power Co.	4.600%	3/30/21	50	53
	Appalachian Power Co.	3.300%	6/1/27	500	503
	Arizona Public Service Co.	8.750%	3/1/19	200	214
	Arizona Public Service Co.	3.150%	5/15/25	100	100
	Arizona Public Service Co.	2.950%	9/15/27	50	49
	Arizona Public Service Co.	4.500%	4/1/42	25	28
	Arizona Public Service Co.	4.350%	11/15/45	125	140
	Arizona Public Service Co.	3.750%	5/15/46	125	128
	Avangrid Inc.	3.150%	12/1/24	140	139
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	361
	Baltimore Gas & Electric Co.	2.400%	8/15/26	50	47
	Baltimore Gas & Electric Co.	3.500%	8/15/46	100	98
	Baltimore Gas & Electric Co.	3.750%	8/15/47	125	128
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	104
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	103
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	134
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	296
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	200	280
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	180
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	168
	Black Hills Corp.	3.950%	1/15/26	75	77
	Black Hills Corp.	4.200%	9/15/46	100	103

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CenterPoint Energy Houston Electric
	LLC	1.850%	6/1/21	250	245
	CenterPoint Energy Houston Electric
	LLC	2.400%	9/1/26	300	284
	CenterPoint Energy Houston Electric
	LLC	6.950%	3/15/33	50	69
	CenterPoint Energy Inc.	2.500%	9/1/22	100	98
	Cleco Corporate Holdings LLC	3.743%	5/1/26	100	100
	Cleco Corporate Holdings LLC	4.973%	5/1/46	125	138
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	256
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	50	62
	CMS Energy Corp.	8.750%	6/15/19	66	72
	CMS Energy Corp.	5.050%	3/15/22	25	27
	CMS Energy Corp.	3.000%	5/15/26	75	74
	CMS Energy Corp.	4.875%	3/1/44	75	88
	Commonwealth Edison Co.	4.000%	8/1/20	25	26
	Commonwealth Edison Co.	2.950%	8/15/27	75	74
	Commonwealth Edison Co.	5.900%	3/15/36	150	195
	Commonwealth Edison Co.	6.450%	1/15/38	175	241
	Commonwealth Edison Co.	4.600%	8/15/43	75	86
	Commonwealth Edison Co.	4.700%	1/15/44	175	206
	Commonwealth Edison Co.	3.700%	3/1/45	75	76
	Commonwealth Edison Co.	3.650%	6/15/46	175	177
	Commonwealth Edison Co.	3.750%	8/15/47	100	104
	Connecticut Light & Power Co.	2.500%	1/15/23	125	124
	Connecticut Light & Power Co.	3.200%	3/15/27	50	51
	Connecticut Light & Power Co.	4.300%	4/15/44	150	168
	Consolidated Edison Co. of New York
	Inc.	6.650%	4/1/19	125	132
	Consolidated Edison Co. of New York
	Inc.	4.450%	6/15/20	200	210
	Consolidated Edison Co. of New York
	Inc.	3.125%	11/15/27	75	75
	Consolidated Edison Co. of New York
	Inc.	5.300%	3/1/35	200	241
	Consolidated Edison Co. of New York
	Inc.	5.850%	3/15/36	275	350
	Consolidated Edison Co. of New York
	Inc.	6.200%	6/15/36	75	100
	Consolidated Edison Co. of New York
	Inc.	3.950%	3/1/43	125	131
	Consolidated Edison Co. of New York
	Inc.	4.450%	3/15/44	200	228
	Consolidated Edison Co. of New York
	Inc.	4.500%	12/1/45	375	431
	Consolidated Edison Co. of New York
	Inc.	3.850%	6/15/46	145	151
	Consolidated Edison Co. of New York
	Inc.	3.875%	6/15/47	75	78
	Consolidated Edison Co. of New York
	Inc.	4.000%	11/15/57	75	78
	Consolidated Edison Inc.	2.000%	3/15/20	75	74
	Consolidated Edison Inc.	2.000%	5/15/21	75	74
	Constellation Energy Group Inc.	5.150%	12/1/20	200	213
	Consumers Energy Co.	3.375%	8/15/23	275	283
	Consumers Energy Co.	3.950%	5/15/43	75	79
	Consumers Energy Co.	3.250%	8/15/46	50	48
	Consumers Energy Co.	3.950%	7/15/47	50	54
	Delmarva Power & Light Co.	3.500%	11/15/23	25	26
	Delmarva Power & Light Co.	4.150%	5/15/45	100	110
	Dominion Energy Inc.	2.500%	12/1/19	50	50
	Dominion Energy Inc.	2.579%	7/1/20	100	100
	Dominion Energy Inc.	3.625%	12/1/24	50	52
	Dominion Energy Inc.	3.900%	10/1/25	125	130
	Dominion Energy Inc.	2.850%	8/15/26	100	96
	Dominion Energy Inc.	6.300%	3/15/33	100	128
	Dominion Energy Inc.	5.950%	6/15/35	225	284
	Dominion Energy Inc.	4.050%	9/15/42	200	205
	Dominion Energy Inc.	4.700%	12/1/44	175	199
[4]	Dominion Energy Inc.	5.750%	10/1/54	100	108
	DTE Electric Co.	3.650%	3/15/24	175	184

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	DTE Electric Co.	3.375%	3/1/25	150	154
	DTE Electric Co.	4.000%	4/1/43	225	241
	DTE Electric Co.	3.700%	6/1/46	50	51
	DTE Electric Co.	3.750%	8/15/47	100	104
	DTE Energy Co.	1.500%	10/1/19	100	98
	DTE Energy Co.	2.400%	12/1/19	100	100
	DTE Energy Co.	2.850%	10/1/26	300	288
	DTE Energy Co.	3.800%	3/15/27	75	77
	Duke Energy Carolinas LLC	4.300%	6/15/20	325	340
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	523
	Duke Energy Carolinas LLC	2.950%	12/1/26	175	174
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	154
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	132
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	33
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	34
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	188
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	80
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	103
	Duke Energy Corp.	5.050%	9/15/19	250	261
	Duke Energy Corp.	2.400%	8/15/22	250	245
	Duke Energy Corp.	3.050%	8/15/22	275	278
	Duke Energy Corp.	3.750%	4/15/24	325	338
	Duke Energy Corp.	3.150%	8/15/27	150	149
	Duke Energy Corp.	4.800%	12/15/45	125	145
	Duke Energy Corp.	3.750%	9/1/46	300	297
	Duke Energy Corp.	3.950%	8/15/47	100	103
[4]	Duke Energy Florida LLC	2.100%	12/15/19	75	75
	Duke Energy Florida LLC	6.350%	9/15/37	225	312
	Duke Energy Florida LLC	6.400%	6/15/38	200	281
	Duke Energy Florida LLC	3.850%	11/15/42	200	209
	Duke Energy Florida LLC	3.400%	10/1/46	100	97
[4]	Duke Energy Florida Project Finance
	LLC	1.196%	3/1/22	33	33
[4]	Duke Energy Florida Project Finance
	LLC	1.731%	9/1/22	50	49
[4]	Duke Energy Florida Project Finance
	LLC	2.538%	9/1/29	100	97
[4]	Duke Energy Florida Project Finance
	LLC	2.858%	3/1/33	50	46
[4]	Duke Energy Florida Project Finance
	LLC	3.112%	9/1/36	75	72
	Duke Energy Indiana LLC	3.750%	7/15/20	25	26
	Duke Energy Indiana LLC	6.350%	8/15/38	225	311
	Duke Energy Indiana LLC	3.750%	5/15/46	225	231
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	26
	Duke Energy Progress LLC	5.300%	1/15/19	175	181
	Duke Energy Progress Llc	2.800%	5/15/22	100	101
	Duke Energy Progress LLC	4.375%	3/30/44	300	338
	Duke Energy Progress LLC	3.700%	10/15/46	50	51
	Duke Energy Progress LLC	3.600%	9/15/47	100	100
	Edison International	2.400%	9/15/22	25	24
	Edison International	2.950%	3/15/23	200	199
	El Paso Electric Co.	6.000%	5/15/35	50	60
	El Paso Electric Co.	5.000%	12/1/44	75	81
	Emera US Finance LP	2.150%	6/15/19	50	50
	Emera US Finance LP	2.700%	6/15/21	75	75
	Emera US Finance LP	3.550%	6/15/26	100	100
	Emera US Finance LP	4.750%	6/15/46	455	499
	Entergy Arkansas Inc.	3.750%	2/15/21	75	78
	Entergy Arkansas Inc.	3.500%	4/1/26	50	51
	Entergy Corp.	4.000%	7/15/22	150	157
	Entergy Corp.	2.950%	9/1/26	200	194
	Entergy Louisiana LLC	5.400%	11/1/24	175	199
	Entergy Louisiana LLC	2.400%	10/1/26	75	71
	Entergy Louisiana LLC	3.120%	9/1/27	100	100
	Entergy Louisiana LLC	3.050%	6/1/31	450	435
	Entergy Louisiana LLC	4.950%	1/15/45	150	156
	Entergy Mississippi Inc.	2.850%	6/1/28	125	121
	Entergy Texas Inc.	7.125%	2/1/19	175	183
	Eversource Energy	4.500%	11/15/19	75	78
	Eversource Energy	2.750%	3/15/22	75	75

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Eversource Energy	2.900%	10/1/24	50	50
	Eversource Energy	3.150%	1/15/25	125	126
	Exelon Corp.	2.850%	6/15/20	75	76
	Exelon Corp.	3.497%	6/1/22	200	203
	Exelon Corp.	3.950%	6/15/25	200	208
	Exelon Corp.	3.400%	4/15/26	200	200
	Exelon Corp.	4.950%	6/15/35	225	257
	Exelon Corp.	5.625%	6/15/35	20	24
	Exelon Corp.	5.100%	6/15/45	250	295
	Exelon Corp.	4.450%	4/15/46	175	190
	Exelon Generation Co. LLC	2.950%	1/15/20	400	404
	Exelon Generation Co. LLC	4.000%	10/1/20	100	103
	Exelon Generation Co. LLC	5.750%	10/1/41	100	110
	Exelon Generation Co. LLC	5.600%	6/15/42	205	224
	FirstEnergy Corp.	2.850%	7/15/22	175	173
	FirstEnergy Corp.	3.900%	7/15/27	450	460
	FirstEnergy Corp.	7.375%	11/15/31	525	704
	FirstEnergy Corp.	4.850%	7/15/47	225	249
	Florida Power & Light Co.	5.625%	4/1/34	25	31
	Florida Power & Light Co.	5.960%	4/1/39	375	511
	Florida Power & Light Co.	4.125%	2/1/42	170	187
	Florida Power & Light Co.	4.050%	6/1/42	125	136
	Florida Power & Light Co.	3.800%	12/15/42	75	78
	Florida Power & Light Co.	3.700%	12/1/47	150	156
	Fortis Inc.	2.100%	10/4/21	50	49
	Fortis Inc.	3.055%	10/4/26	475	458
	Georgia Power Co.	2.000%	9/8/20	400	398
	Georgia Power Co.	2.400%	4/1/21	350	349
	Georgia Power Co.	3.250%	4/1/26	100	100
	Georgia Power Co.	5.650%	3/1/37	50	59
	Georgia Power Co.	5.400%	6/1/40	300	361
	Georgia Power Co.	4.750%	9/1/40	100	111
	Georgia Power Co.	4.300%	3/15/43	100	106
	Great Plains Energy Inc.	4.850%	6/1/21	100	106
	Gulf Power Co.	3.300%	5/30/27	50	50
	Iberdrola International BV	6.750%	7/15/36	75	98
	Indiana Michigan Power Co.	3.750%	7/1/47	150	152
	Interstate Power & Light Co.	3.250%	12/1/24	50	51
	Interstate Power & Light Co.	6.250%	7/15/39	50	67
	Interstate Power & Light Co.	3.700%	9/15/46	125	125
[9]	ITC Holdings Corp.	2.700%	11/15/22	100	100
	ITC Holdings Corp.	3.650%	6/15/24	75	77
[9]	ITC Holdings Corp.	3.350%	11/15/27	100	100
	ITC Holdings Corp.	5.300%	7/1/43	425	513
[4]	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	69	77
	Kansas City Power & Light Co.	6.050%	11/15/35	50	63
	Kansas City Power & Light Co.	5.300%	10/1/41	100	120
	Kansas City Power & Light Co.	4.200%	6/15/47	100	106
	Kentucky Utilities Co.	3.250%	11/1/20	50	51
	Kentucky Utilities Co.	5.125%	11/1/40	125	154
	LG&E & KU Energy LLC	4.375%	10/1/21	75	79
	Louisville Gas & Electric Co.	3.300%	10/1/25	75	77
	MidAmerican Energy Co.	3.100%	5/1/27	150	151
	MidAmerican Energy Co.	6.750%	12/30/31	125	169
	MidAmerican Energy Co.	5.750%	11/1/35	125	159
	MidAmerican Energy Co.	4.800%	9/15/43	75	90
	MidAmerican Energy Co.	3.950%	8/1/47	100	107
	Mississippi Power Co.	4.250%	3/15/42	150	146
	National Rural Utilities Cooperative
	Finance Corp.	1.650%	2/8/19	200	199
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	175	175
	National Rural Utilities Cooperative
	Finance Corp.	2.000%	1/27/20	300	299
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	75	75
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/1/20	200	200
	National Rural Utilities Cooperative
	Finance Corp.	2.700%	2/15/23	200	200

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	National Rural Utilities Cooperative
	Finance Corp.	2.950%	2/7/24	250	251
	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	204	215
[4]	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	26
[4]	National Rural Utilities Cooperative
	Finance Corp.	5.250%	4/20/46	75	80
	Nevada Power Co.	7.125%	3/15/19	250	264
	Nevada Power Co.	6.750%	7/1/37	75	105
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	425	425
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	105	105
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	254
[4]	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	125
	Northern States Power Co.	2.200%	8/15/20	50	50
	Northern States Power Co.	6.250%	6/1/36	75	102
	Northern States Power Co.	6.200%	7/1/37	50	68
	Northern States Power Co.	5.350%	11/1/39	175	220
	Northern States Power Co.	3.400%	8/15/42	55	54
	Northern States Power Co.	4.000%	8/15/45	50	54
	NSTAR Electric Co.	2.375%	10/15/22	125	123
	NSTAR Electric Co.	3.200%	5/15/27	125	126
	NSTAR Electric Co.	5.500%	3/15/40	75	95
	Oglethorpe Power Corp.	6.100%	3/15/19	65	68
	Oglethorpe Power Corp.	5.950%	11/1/39	50	63
	Oglethorpe Power Corp.	5.375%	11/1/40	175	205
	Ohio Edison Co.	6.875%	7/15/36	100	136
	Ohio Power Co.	5.375%	10/1/21	175	192
	Oklahoma Gas & Electric Co.	4.150%	4/1/47	50	54
	Oklahoma Gas & Electric Co.	3.850%	8/15/47	225	233
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	475	500
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	75
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	71
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	190
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	200	248
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	86
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	100	125
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	104
[9]	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	52
	Pacific Gas & Electric Co.	2.450%	8/15/22	500	488
	Pacific Gas & Electric Co.	3.250%	6/15/23	300	302
	Pacific Gas & Electric Co.	3.750%	2/15/24	50	52
	Pacific Gas & Electric Co.	3.400%	8/15/24	50	51
	Pacific Gas & Electric Co.	3.500%	6/15/25	50	51
[9]	Pacific Gas & Electric Co.	3.300%	12/1/27	275	273
	Pacific Gas & Electric Co.	6.050%	3/1/34	550	689
	Pacific Gas & Electric Co.	5.800%	3/1/37	250	313
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	132
	Pacific Gas & Electric Co.	5.400%	1/15/40	75	91
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	242
	Pacific Gas & Electric Co.	4.600%	6/15/43	375	409
	Pacific Gas & Electric Co.	4.750%	2/15/44	150	167
	Pacific Gas & Electric Co.	4.250%	3/15/46	175	184
	Pacific Gas & Electric Co.	4.000%	12/1/46	75	77
[9]	Pacific Gas & Electric Co.	3.950%	12/1/47	175	174
	PacifiCorp	2.950%	2/1/22	100	102
	PacifiCorp	3.600%	4/1/24	125	131
	PacifiCorp	7.700%	11/15/31	600	869
	PacifiCorp	5.250%	6/15/35	100	122
	PacifiCorp	6.100%	8/1/36	75	100
	PacifiCorp	4.100%	2/1/42	200	217
	PECO Energy Co.	2.375%	9/15/22	300	297
	PG&E Corp.	2.400%	3/1/19	100	100
	Pinnacle West Capital Corp.	2.250%	11/30/20	200	199
	Potomac Electric Power Co.	6.500%	11/15/37	100	139
	Potomac Electric Power Co.	4.150%	3/15/43	150	163
	PPL Capital Funding Inc.	4.200%	6/15/22	25	26
	PPL Capital Funding Inc.	3.500%	12/1/22	115	118
	PPL Capital Funding Inc.	3.400%	6/1/23	100	102
	PPL Capital Funding Inc.	3.950%	3/15/24	50	52
	PPL Capital Funding Inc.	3.100%	5/15/26	100	98

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PPL Capital Funding Inc.	4.700%	6/1/43	25	28
	PPL Capital Funding Inc.	5.000%	3/15/44	200	234
	PPL Capital Funding Inc.	4.000%	9/15/47	75	77
	PPL Electric Utilities Corp.	3.000%	9/15/21	275	280
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	55
	PPL Electric Utilities Corp.	4.150%	10/1/45	75	83
	PPL Electric Utilities Corp.	3.950%	6/1/47	75	81
	Progress Energy Inc.	7.050%	3/15/19	400	422
	Progress Energy Inc.	4.400%	1/15/21	100	105
	Progress Energy Inc.	3.150%	4/1/22	40	40
	Progress Energy Inc.	7.000%	10/30/31	119	159
	Progress Energy Inc.	6.000%	12/1/39	125	163
	PSEG Power LLC	8.625%	4/15/31	96	126
	Public Service Co. of Colorado	5.125%	6/1/19	275	285
	Public Service Co. of Colorado	3.200%	11/15/20	25	25
	Public Service Co. of Colorado	3.600%	9/15/42	175	177
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	52
	Public Service Electric & Gas Co.	1.900%	3/15/21	150	148
	Public Service Electric & Gas Co.	3.000%	5/15/25	80	80
	Public Service Electric & Gas Co.	2.250%	9/15/26	250	235
	Public Service Electric & Gas Co.	3.000%	5/15/27	75	75
	Public Service Electric & Gas Co.	3.800%	3/1/46	250	265
	Public Service Electric & Gas Co.	3.600%	12/1/47	75	77
	Public Service Enterprise Group Inc.	2.650%	11/15/22	100	99
	Puget Energy Inc.	6.000%	9/1/21	100	111
	Puget Energy Inc.	3.650%	5/15/25	400	409
	Puget Sound Energy Inc.	6.274%	3/15/37	125	168
	Puget Sound Energy Inc.	5.757%	10/1/39	75	98
	Puget Sound Energy Inc.	4.300%	5/20/45	100	113
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	240
	San Diego Gas & Electric Co.	4.500%	8/15/40	150	175
	San Diego Gas & Electric Co.	3.750%	6/1/47	200	210
	SCANA Corp.	4.750%	5/15/21	75	78
	Sierra Pacific Power Co.	2.600%	5/1/26	100	97
	South Carolina Electric & Gas Co.	6.625%	2/1/32	50	63
	South Carolina Electric & Gas Co.	6.050%	1/15/38	25	31
	South Carolina Electric & Gas Co.	5.450%	2/1/41	100	118
	South Carolina Electric & Gas Co.	4.600%	6/15/43	75	81
	South Carolina Electric & Gas Co.	4.100%	6/15/46	350	357
	South Carolina Electric & Gas Co.	4.500%	6/1/64	100	104
	Southern California Edison Co.	3.875%	6/1/21	275	286
[4]	Southern California Edison Co.	1.845%	2/1/22	64	63
	Southern California Edison Co.	2.400%	2/1/22	300	297
	Southern California Edison Co.	3.500%	10/1/23	175	181
	Southern California Edison Co.	6.650%	4/1/29	75	96
	Southern California Edison Co.	5.750%	4/1/35	75	96
	Southern California Edison Co.	5.350%	7/15/35	200	245
	Southern California Edison Co.	5.625%	2/1/36	125	158
	Southern California Edison Co.	4.500%	9/1/40	75	84
	Southern California Edison Co.	4.050%	3/15/42	125	134
	Southern California Edison Co.	3.900%	3/15/43	100	105
	Southern California Edison Co.	4.650%	10/1/43	85	100
	Southern California Edison Co.	4.000%	4/1/47	150	161
	Southern Co.	1.850%	7/1/19	75	75
	Southern Co.	2.150%	9/1/19	50	50
	Southern Co.	2.750%	6/15/20	250	252
	Southern Co.	2.350%	7/1/21	175	174
	Southern Co.	3.250%	7/1/26	325	319
	Southern Co.	4.250%	7/1/36	275	289
	Southern Co.	4.400%	7/1/46	300	320
	Southern Power Co.	2.375%	6/1/20	50	50
	Southern Power Co.	2.500%	12/15/21	400	396
	Southern Power Co.	4.150%	12/1/25	100	105
	Southern Power Co.	5.150%	9/15/41	100	112
	Southern Power Co.	5.250%	7/15/43	50	57
	Southern Power Co.	4.950%	12/15/46	75	82
	Southwestern Electric Power Co.	6.450%	1/15/19	100	104
	Southwestern Electric Power Co.	2.750%	10/1/26	100	96
	Southwestern Electric Power Co.	6.200%	3/15/40	50	67
	Southwestern Electric Power Co.	3.900%	4/1/45	200	205
	Southwestern Public Service Co.	3.300%	6/15/24	165	169

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Southwestern Public Service Co.	4.500%	8/15/41	100	114
Southwestern Public Service Co.	3.400%	8/15/46	275	267
Southwestern Public Service Co.	3.700%	8/15/47	75	77
Tampa Electric Co.	2.600%	9/15/22	75	74
Tampa Electric Co.	6.550%	5/15/36	25	33
Tampa Electric Co.	4.100%	6/15/42	50	52
Tampa Electric Co.	4.350%	5/15/44	50	54
TECO Finance Inc.	5.150%	3/15/20	50	53
Toledo Edison Co.	6.150%	5/15/37	25	32
TransAlta Corp.	4.500%	11/15/22	100	102
TransAlta Corp.	6.500%	3/15/40	75	75
Tucson Electric Power Co.	3.050%	3/15/25	50	49
UIL Holdings Corp.	4.625%	10/1/20	75	79
Union Electric Co.	3.500%	4/15/24	75	78
Union Electric Co.	8.450%	3/15/39	150	244
Union Electric Co.	3.650%	4/15/45	125	127
Virginia Electric & Power Co.	3.450%	2/15/24	50	52
Virginia Electric & Power Co.	2.950%	11/15/26	75	74
Virginia Electric & Power Co.	3.500%	3/15/27	500	517
Virginia Electric & Power Co.	6.000%	1/15/36	125	163
Virginia Electric & Power Co.	6.000%	5/15/37	150	197
Virginia Electric & Power Co.	6.350%	11/30/37	50	68
Virginia Electric & Power Co.	4.000%	1/15/43	250	265
Virginia Electric & Power Co.	4.450%	2/15/44	475	536
Virginia Electric & Power Co.	4.200%	5/15/45	75	82
Virginia Electric & Power Co.	4.000%	11/15/46	125	133
Virginia Electric & Power Co.	3.800%	9/15/47	100	104
WEC Energy Group Inc.	2.450%	6/15/20	75	75
WEC Energy Group Inc.	3.550%	6/15/25	200	205
Westar Energy Inc.	2.550%	7/1/26	150	144
Westar Energy Inc.	3.100%	4/1/27	100	100
Westar Energy Inc.	4.125%	3/1/42	200	215
Westar Energy Inc.	4.100%	4/1/43	100	107
Westar Energy Inc.	4.250%	12/1/45	25	27
Wisconsin Electric Power Co.	2.950%	9/15/21	75	76
Wisconsin Electric Power Co.	4.250%	6/1/44	100	110
Wisconsin Power & Light Co.	6.375%	8/15/37	100	135
Xcel Energy Inc.	4.700%	5/15/20	100	104
Xcel Energy Inc.	2.400%	3/15/21	100	99
Xcel Energy Inc.	2.600%	3/15/22	75	75
Xcel Energy Inc.	3.300%	6/1/25	525	533
Xcel Energy Inc.	3.350%	12/1/26	75	76

Natural Gas (0.2%)
Atmos Energy Corp.	8.500%	3/15/19	75	81
Atmos Energy Corp.	3.000%	6/15/27	100	99
Atmos Energy Corp.	5.500%	6/15/41	200	253
Atmos Energy Corp.	4.150%	1/15/43	100	108
Atmos Energy Corp.	4.125%	10/15/44	50	55
CenterPoint Energy Resources Corp.	4.500%	1/15/21	25	26
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	320
CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	52
NiSource Finance Corp.	6.800%	1/15/19	12	12
NiSource Finance Corp.	5.450%	9/15/20	225	241
NiSource Finance Corp.	2.650%	11/17/22	75	74
NiSource Finance Corp.	3.490%	5/15/27	250	254
NiSource Finance Corp.	5.950%	6/15/41	100	128
NiSource Finance Corp.	4.800%	2/15/44	125	142
NiSource Finance Corp.	4.375%	5/15/47	250	274
ONE Gas Inc.	2.070%	2/1/19	75	75
ONE Gas Inc.	4.658%	2/1/44	25	29
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	57
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	74
Sempra Energy	1.625%	10/7/19	100	99
Sempra Energy	2.850%	11/15/20	395	397
Sempra Energy	2.875%	10/1/22	100	99
Sempra Energy	4.050%	12/1/23	100	104
Sempra Energy	3.750%	11/15/25	155	159
Sempra Energy	3.250%	6/15/27	150	149
Sempra Energy	6.000%	10/15/39	150	193
Southern California Gas Co.	2.600%	6/15/26	200	194

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Southern California Gas Co.	3.750%	9/15/42	125	130
Southern Co. Gas Capital Corp.	3.500%	9/15/21	325	331
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	74
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	93
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	53
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	99
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	107
Southwest Gas Corp.	3.800%	9/29/46	75	76
Washington Gas Light Co.	3.796%	9/15/46	100	103

Other Utility (0.0%)
American Water Capital Corp.	3.400%	3/1/25	75	77
American Water Capital Corp.	2.950%	9/1/27	200	198
American Water Capital Corp.	6.593%	10/15/37	150	210
American Water Capital Corp.	4.300%	9/1/45	100	110
American Water Capital Corp.	3.750%	9/1/47	200	205
United Utilities plc	5.375%	2/1/19	125	129
Veolia Environnement SA	6.750%	6/1/38	100	131
				68,704
Total Corporate Bonds (Cost $935,608)				972,208
Sovereign Bonds (4.8%)
African Development Bank	1.000%	5/15/19	200	197
African Development Bank	1.875%	3/16/20	500	498
African Development Bank	1.250%	7/26/21	500	483
African Development Bank	2.375%	9/23/21	300	301
African Development Bank	2.125%	11/16/22	700	690
Asian Development Bank	1.375%	1/15/19	500	497
Asian Development Bank	1.750%	3/21/19	25	25
Asian Development Bank	1.875%	4/12/19	50	50
Asian Development Bank	1.000%	8/16/19	300	295
Asian Development Bank	1.750%	1/10/20	600	596
Asian Development Bank	1.500%	1/22/20	700	692
Asian Development Bank	1.625%	5/5/20	525	520
Asian Development Bank	1.625%	3/16/21	500	491
Asian Development Bank	1.750%	6/8/21	625	615
Asian Development Bank	2.000%	2/16/22	650	643
Asian Development Bank	1.875%	2/18/22	600	588
Asian Development Bank	1.750%	9/13/22	900	874
Asian Development Bank	2.000%	1/22/25	300	291
Asian Development Bank	2.000%	4/24/26	100	96
Asian Development Bank	2.625%	1/12/27	200	201
Asian Development Bank	2.375%	8/10/27	275	270
Asian Development Bank	6.220%	8/15/27	100	131
Asian Development Bank	2.500%	11/2/27	1,370	1,356
Asian Development Bank	5.820%	6/16/28	148	180
Canada	1.625%	2/27/19	560	559
Canada	2.000%	11/15/22	570	562
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	150	148
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	300	299
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	504
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	316
Corp. Andina de Fomento	8.125%	6/4/19	1,150	1,240
Corp. Andina de Fomento	2.200%	7/18/20	455	452
Corp. Andina de Fomento	2.750%	1/6/23	250	248
Council Of Europe Development Bank	1.500%	5/17/19	100	99
Council Of Europe Development Bank	1.625%	3/10/20	300	297
Council Of Europe Development Bank	1.625%	3/16/21	200	196
Ecopetrol SA	5.875%	9/18/23	225	249
Ecopetrol SA	4.125%	1/16/25	200	202
Ecopetrol SA	5.375%	6/26/26	750	806
Ecopetrol SA	7.375%	9/18/43	100	120
Ecopetrol SA	5.875%	5/28/45	200	203
Emirates Telecommunications Group
Co. PJSC	3.500%	6/18/24	200	204
European Bank for Reconstruction &
Development	1.750%	6/14/19	390	389
European Bank for Reconstruction &
Development	0.875%	7/22/19	850	832
European Bank for Reconstruction &
Development	1.750%	11/26/19	500	497

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	European Bank for Reconstruction &
	Development	1.500%	3/16/20	350	346
	European Bank for Reconstruction &
	Development	1.875%	7/15/21	225	223
	European Bank for Reconstruction &
	Development	1.875%	2/23/22	200	197
	European Investment Bank	1.875%	3/15/19	1,500	1,498
	European Investment Bank	1.750%	6/17/19	885	882
	European Investment Bank	1.125%	8/15/19	1,225	1,209
	European Investment Bank	1.625%	3/16/20	1,275	1,263
	European Investment Bank	1.375%	6/15/20	1,825	1,793
	European Investment Bank	2.875%	9/15/20	1,025	1,044
	European Investment Bank	1.625%	12/15/20	125	123
	European Investment Bank	4.000%	2/16/21	25	26
	European Investment Bank	2.000%	3/15/21	2,750	2,733
	European Investment Bank	2.500%	4/15/21	850	856
	European Investment Bank	1.625%	6/15/21	1,000	979
	European Investment Bank	1.375%	9/15/21	100	97
	European Investment Bank	2.125%	10/15/21	100	99
	European Investment Bank	2.375%	6/15/22	1,725	1,726
	European Investment Bank	2.000%	12/15/22	725	711
	European Investment Bank	3.250%	1/29/24	400	417
	European Investment Bank	2.500%	10/15/24	200	200
	European Investment Bank	1.875%	2/10/25	1,050	1,005
	European Investment Bank	2.375%	5/24/27	225	221
	European Investment Bank	4.875%	2/15/36	225	295
[10]	Export Development Canada	1.750%	8/19/19	100	100
[10]	Export Development Canada	1.625%	12/3/19	150	149
	Export Development Canada	1.625%	1/17/20	450	446
	Export Development Canada	1.625%	6/1/20	90	88
	Export Development Canada	2.000%	11/30/20	805	802
	Export Development Canada	1.500%	5/26/21	525	513
	Export Development Canada	1.375%	10/21/21	200	194
	Export-Import Bank of Korea	1.750%	2/27/18	325	325
	Export-Import Bank of Korea	2.375%	8/12/19	200	199
	Export-Import Bank of Korea	1.500%	10/21/19	175	171
	Export-Import Bank of Korea	2.500%	11/1/20	200	198
	Export-Import Bank of Korea	2.500%	5/10/21	300	296
	Export-Import Bank of Korea	4.375%	9/15/21	75	79
	Export-Import Bank of Korea	1.875%	10/21/21	250	240
	Export-Import Bank of Korea	5.000%	4/11/22	275	296
	Export-Import Bank of Korea	3.000%	11/1/22	600	597
	Export-Import Bank of Korea	4.000%	1/14/24	650	681
	Export-Import Bank of Korea	2.625%	5/26/26	200	190
	FMS Wertmanagement AoeR	1.000%	8/16/19	500	492
[11]	FMS Wertmanagement AoeR	1.750%	1/24/20	500	497
	FMS Wertmanagement AoeR	1.750%	3/17/20	150	149
	FMS Wertmanagement AoeR	2.000%	8/1/22	470	463
	Hydro-Quebec	8.400%	1/15/22	375	453
	Hydro-Quebec	8.050%	7/7/24	200	258
	Industrial & Commercial Bank of China
	Ltd.	3.231%	11/13/19	250	252
	Industrial & Commercial Bank of China
	Ltd.	2.635%	5/26/21	250	247
	Industrial & Commercial Bank of China
	Ltd.	2.957%	11/8/22	250	248
	Inter-American Development Bank	1.000%	5/13/19	300	296
	Inter-American Development Bank	1.125%	9/12/19	100	99
	Inter-American Development Bank	3.875%	9/17/19	2,175	2,244
	Inter-American Development Bank	1.750%	10/15/19	600	597
	Inter-American Development Bank	3.875%	2/14/20	50	52
	Inter-American Development Bank	1.625%	5/12/20	250	248
	Inter-American Development Bank	1.875%	6/16/20	275	274
	Inter-American Development Bank	2.125%	1/18/22	700	696
	Inter-American Development Bank	1.750%	4/14/22	800	782
	Inter-American Development Bank	3.000%	10/4/23	800	824
	Inter-American Development Bank	3.000%	2/21/24	650	668
	Inter-American Development Bank	2.125%	1/15/25	400	391
	Inter-American Development Bank	7.000%	6/15/25	100	126
	Inter-American Development Bank	2.000%	6/2/26	1,000	954

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Inter-American Development Bank	2.375%	7/7/27	450	442
	Inter-American Development Bank	3.200%	8/7/42	100	102
	International Bank for Reconstruction &
	Development	1.875%	3/15/19	1,225	1,224
	International Bank for Reconstruction &
	Development	1.250%	7/26/19	1,200	1,187
	International Bank for Reconstruction &
	Development	0.875%	8/15/19	925	909
	International Bank for Reconstruction &
	Development	1.875%	10/7/19	600	599
	International Bank for Reconstruction &
	Development	1.125%	11/27/19	525	516
	International Bank for Reconstruction &
	Development	1.875%	4/21/20	1,250	1,246
	International Bank for Reconstruction &
	Development	1.625%	9/4/20	775	765
	International Bank for Reconstruction &
	Development	1.625%	3/9/21	1,100	1,081
	International Bank for Reconstruction &
	Development	1.375%	5/24/21	1,100	1,070
	International Bank for Reconstruction &
	Development	2.250%	6/24/21	450	451
	International Bank for Reconstruction &
	Development	1.375%	9/20/21	2,250	2,180
	International Bank for Reconstruction &
	Development	2.125%	12/13/21	255	254
	International Bank for Reconstruction &
	Development	2.000%	1/26/22	145	143
	International Bank for Reconstruction &
	Development	1.625%	2/10/22	1,025	1,000
	International Bank for Reconstruction &
	Development	2.500%	11/25/24	750	751
	International Bank for Reconstruction &
	Development	2.500%	7/29/25	1,000	997
	International Bank for Reconstruction &
	Development	2.500%	11/22/27	350	347
	International Bank for Reconstruction &
	Development	4.750%	2/15/35	250	321
	International Finance Corp.	1.750%	9/16/19	300	299
	International Finance Corp.	1.750%	3/30/20	450	447
	International Finance Corp.	2.125%	4/7/26	1,100	1,064
[12]	Japan Bank for International
	Cooperation	2.125%	6/1/20	350	348
[12]	Japan Bank for International
	Cooperation	2.125%	7/21/20	330	328
[12]	Japan Bank for International
	Cooperation	2.125%	11/16/20	670	665
[12]	Japan Bank for International
	Cooperation	1.875%	4/20/21	300	293
[12]	Japan Bank for International
	Cooperation	1.500%	7/21/21	750	724
[12]	Japan Bank for International
	Cooperation	2.000%	11/4/21	1,450	1,420
[12]	Japan Bank for International
	Cooperation	2.500%	6/1/22	450	448
[12]	Japan Bank for International
	Cooperation	2.375%	7/21/22	250	247
[12]	Japan Bank for International
	Cooperation	2.375%	11/16/22	540	533
[12]	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	103
[12]	Japan Bank for International
	Cooperation	3.000%	5/29/24	500	508
[12]	Japan Bank for International
	Cooperation	2.125%	2/10/25	200	192
[12]	Japan Bank for International
	Cooperation	2.375%	4/20/26	200	193
[12]	Japan Bank for International
	Cooperation	2.250%	11/4/26	200	191

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[12]	Japan Bank for International
	Cooperation	2.750%	11/16/27	800	796
[12]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	311
[12]	Japan International Cooperation Agency	2.750%	4/27/27	200	197
[11]	KFW	1.875%	4/1/19	775	774
[11]	KFW	4.875%	6/17/19	2,150	2,239
[11]	KFW	1.000%	7/15/19	650	640
[11]	KFW	1.500%	9/9/19	2,475	2,454
[11]	KFW	1.750%	10/15/19	200	199
[11]	KFW	4.000%	1/27/20	50	52
[11]	KFW	1.500%	4/20/20	625	617
[11]	KFW	1.625%	5/29/20	1,900	1,879
[11]	KFW	1.875%	6/30/20	1,100	1,093
[11]	KFW	2.750%	9/8/20	1,700	1,728
[11]	KFW	2.750%	10/1/20	200	203
[11]	KFW	1.875%	12/15/20	550	547
[11]	KFW	1.625%	3/15/21	900	883
[11]	KFW	1.500%	6/15/21	900	878
[11]	KFW	1.750%	9/15/21	600	589
[11]	KFW	2.125%	3/7/22	1,000	993
[11]	KFW	2.125%	6/15/22	750	744
[11]	KFW	2.000%	10/4/22	950	935
[11]	KFW	2.125%	1/17/23	1,025	1,013
[11]	KFW	2.500%	11/20/24	800	798
[11]	KFW	2.000%	5/2/25	300	289
[11]	KFW	0.000%	4/18/36	400	234
[11]	KFW	0.000%	6/29/37	200	114
	Korea Development Bank	3.000%	3/17/19	200	201
	Korea Development Bank	4.625%	11/16/21	150	159
	Korea Development Bank	3.000%	9/14/22	750	748
	Korea Development Bank	3.750%	1/22/24	400	414
[11]	Landwirtschaftliche Rentenbank	1.750%	4/15/19	75	75
[11]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	50	49
[11]	Landwirtschaftliche Rentenbank	2.250%	10/1/21	75	75
[11]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	822
[11]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	470
[11]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	258
[11]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	350	347
	Nexen Energy ULC	7.875%	3/15/32	50	71
	Nexen Energy ULC	6.400%	5/15/37	450	585
	Nexen Energy ULC	7.500%	7/30/39	200	296
	Nordic Investment Bank	1.875%	6/14/19	300	300
	Nordic Investment Bank	1.500%	9/29/20	200	197
	Nordic Investment Bank	1.625%	11/20/20	200	197
	Nordic Investment Bank	1.250%	8/2/21	400	387
	North American Development Bank	4.375%	2/11/20	100	104
[13]	Oesterreichische Kontrollbank AG	1.125%	4/26/19	350	346
[13]	Oesterreichische Kontrollbank AG	1.750%	1/24/20	250	248
[13]	Oesterreichische Kontrollbank AG	1.375%	2/10/20	700	689
[13]	Oesterreichische Kontrollbank AG	1.500%	10/21/20	300	294
[4]	Oriental Republic of Uruguay	4.500%	8/14/24	125	136
[4]	Oriental Republic of Uruguay	4.375%	10/27/27	150	161
[4]	Oriental Republic of Uruguay	7.625%	3/21/36	400	570
[4]	Oriental Republic of Uruguay	4.125%	11/20/45	300	301
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	850	945
	Petroleos Mexicanos	5.500%	2/4/19	500	516
	Petroleos Mexicanos	6.000%	3/5/20	100	106
	Petroleos Mexicanos	3.500%	7/23/20	100	102
	Petroleos Mexicanos	5.500%	1/21/21	400	426
	Petroleos Mexicanos	6.375%	2/4/21	1,451	1,580
	Petroleos Mexicanos	4.875%	1/24/22	425	443
	Petroleos Mexicanos	3.500%	1/30/23	365	358
	Petroleos Mexicanos	4.625%	9/21/23	487	500
	Petroleos Mexicanos	4.875%	1/18/24	350	364
	Petroleos Mexicanos	2.378%	4/15/25	38	37
	Petroleos Mexicanos	4.500%	1/23/26	125	125
	Petroleos Mexicanos	6.875%	8/4/26	429	486
[9]	Petroleos Mexicanos	6.500%	3/13/27	1,100	1,202
[9]	Petroleos Mexicanos	6.500%	3/13/27	300	328

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	6.625%	6/15/35	625	669
	Petroleos Mexicanos	6.625%	6/15/38	150	156
	Petroleos Mexicanos	6.500%	6/2/41	400	413
	Petroleos Mexicanos	5.500%	6/27/44	184	170
	Petroleos Mexicanos	5.625%	1/23/46	1,059	978
	Petroleos Mexicanos	6.750%	9/21/47	688	720
[9]	Petroleos Mexicanos	6.750%	9/21/47	1,000	1,047
[14]	Power Sector Assets & Liabilities
	Management Corp.	9.625%	5/15/28	35	53
	Province of Alberta	1.900%	12/6/19	400	398
	Province of Alberta	2.200%	7/26/22	400	394
	Province of British Columbia	2.000%	10/23/22	200	196
	Province of British Columbia	2.250%	6/2/26	300	290
	Province of Manitoba	1.750%	5/30/19	175	174
	Province of Manitoba	2.050%	11/30/20	300	297
	Province of Manitoba	2.100%	9/6/22	150	147
	Province of Manitoba	3.050%	5/14/24	250	255
	Province of Manitoba	2.125%	6/22/26	90	85
	Province of New Brunswick	2.500%	12/12/22	95	95
	Province of Ontario	1.250%	6/17/19	500	494
	Province of Ontario	1.650%	9/27/19	225	223
	Province of Ontario	4.000%	10/7/19	575	593
	Province of Ontario	4.400%	4/14/20	700	733
	Province of Ontario	2.500%	9/10/21	575	576
	Province of Ontario	2.400%	2/8/22	650	648
	Province of Ontario	2.250%	5/18/22	500	495
	Province of Ontario	2.450%	6/29/22	150	150
	Province of Ontario	2.200%	10/3/22	400	394
	Province of Ontario	3.200%	5/16/24	150	155
	Province of Ontario	2.500%	4/27/26	250	245
	Province of Quebec	3.500%	7/29/20	350	361
	Province of Quebec	2.750%	8/25/21	325	328
	Province of Quebec	2.375%	1/31/22	100	100
	Province of Quebec	2.625%	2/13/23	400	401
	Province of Quebec	2.500%	4/20/26	200	196
	Province of Quebec	2.750%	4/12/27	850	843
	Province of Quebec	7.500%	9/15/29	475	673
	Republic of Chile	2.250%	10/30/22	175	172
	Republic of Chile	3.125%	1/21/26	735	744
	Republic of Chile	3.860%	6/21/47	275	283
	Republic of Colombia	7.375%	3/18/19	400	424
	Republic of Colombia	4.375%	7/12/21	450	474
	Republic of Colombia	4.000%	2/26/24	700	725
	Republic of Colombia	8.125%	5/21/24	100	127
[4]	Republic of Colombia	4.500%	1/28/26	522	558
[4]	Republic of Colombia	3.875%	4/25/27	400	407
	Republic of Colombia	10.375%	1/28/33	200	316
	Republic of Colombia	7.375%	9/18/37	100	135
	Republic of Colombia	6.125%	1/18/41	275	334
[4]	Republic of Colombia	5.625%	2/26/44	200	229
[4]	Republic of Colombia	5.000%	6/15/45	1,100	1,163
	Republic of Hungary	6.250%	1/29/20	350	375
	Republic of Hungary	6.375%	3/29/21	2,450	2,723
	Republic of Hungary	5.750%	11/22/23	400	457
	Republic of Hungary	7.625%	3/29/41	100	157
	Republic of Indonesia	2.950%	1/11/23	200	199
	Republic of Indonesia	4.350%	1/11/48	300	305
	Republic of Italy	6.875%	9/27/23	445	524
	Republic of Italy	5.375%	6/15/33	275	323
	Republic of Korea	7.125%	4/16/19	600	635
	Republic of Korea	5.625%	11/3/25	100	118
	Republic of Panama	5.200%	1/30/20	200	211
[4]	Republic of Panama	4.000%	9/22/24	200	212
[4]	Republic of Panama	3.750%	3/16/25	200	208
	Republic of Panama	7.125%	1/29/26	400	510
[4]	Republic of Panama	3.875%	3/17/28	300	314
	Republic of Panama	9.375%	4/1/29	300	454
[4]	Republic of Panama	6.700%	1/26/36	292	390
[4]	Republic of Panama	4.500%	5/15/47	200	215
[4]	Republic of Panama	4.300%	4/29/53	200	208

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Peru	7.350%	7/21/25	425	553
	Republic of Peru	8.750%	11/21/33	645	1,020
[4]	Republic of Peru	6.550%	3/14/37	225	305
	Republic of Peru	5.625%	11/18/50	350	452
	Republic of Poland	6.375%	7/15/19	961	1,019
	Republic of Poland	5.125%	4/21/21	275	298
	Republic of Poland	5.000%	3/23/22	775	849
	Republic of Poland	3.000%	3/17/23	325	330
	Republic of Poland	4.000%	1/22/24	150	160
	Republic of Poland	3.250%	4/6/26	150	153
	Republic of the Philippines	4.000%	1/15/21	350	367
	Republic of the Philippines	9.500%	10/21/24	350	500
	Republic of the Philippines	10.625%	3/16/25	100	151
	Republic of the Philippines	5.500%	3/30/26	225	266
	Republic of the Philippines	9.500%	2/2/30	225	355
	Republic of the Philippines	7.750%	1/14/31	400	570
	Republic of the Philippines	6.375%	1/15/32	500	650
	Republic of the Philippines	6.375%	10/23/34	550	735
	Republic of the Philippines	3.950%	1/20/40	400	412
	Republic of the Philippines	3.700%	3/1/41	200	199
	Republic of the Philippines	3.700%	2/2/42	350	349
	State of Israel	5.125%	3/26/19	350	362
	State of Israel	3.150%	6/30/23	400	410
	State of Israel	2.875%	3/16/26	200	200
	State of Israel	4.500%	1/30/43	200	219
	Statoil ASA	2.250%	11/8/19	250	250
	Statoil ASA	2.750%	11/10/21	300	303
	Statoil ASA	3.150%	1/23/22	150	154
	Statoil ASA	2.450%	1/17/23	450	446
	Statoil ASA	2.650%	1/15/24	250	249
	Statoil ASA	3.700%	3/1/24	150	157
	Statoil ASA	3.250%	11/10/24	150	154
	Statoil ASA	7.250%	9/23/27	300	397
	Statoil ASA	5.100%	8/17/40	125	151
	Statoil ASA	4.250%	11/23/41	175	189
	Statoil ASA	3.950%	5/15/43	125	131
	Statoil ASA	4.800%	11/8/43	175	205
	Svensk Exportkredit AB	1.250%	4/12/19	300	297
	Svensk Exportkredit AB	1.875%	6/17/19	200	200
	Svensk Exportkredit AB	1.125%	8/28/19	300	295
	Svensk Exportkredit AB	1.750%	5/18/20	190	188
	Svensk Exportkredit AB	1.875%	6/23/20	200	198
	Svensk Exportkredit AB	1.750%	8/28/20	380	375
	Svensk Exportkredit AB	1.750%	3/10/21	250	246
	Svensk Exportkredit AB	2.000%	8/30/22	190	186
	United Mexican States	3.500%	1/21/21	100	103
	United Mexican States	3.625%	3/15/22	958	994
	United Mexican States	4.000%	10/2/23	1,026	1,075
	United Mexican States	3.600%	1/30/25	600	607
	United Mexican States	4.125%	1/21/26	200	209
	United Mexican States	4.150%	3/28/27	700	727
	United Mexican States	7.500%	4/8/33	100	136
	United Mexican States	6.050%	1/11/40	2,045	2,409
	United Mexican States	4.750%	3/8/44	765	773
	United Mexican States	4.600%	1/23/46	600	593
	United Mexican States	4.350%	1/15/47	350	335
	United Mexican States	5.750%	10/12/10	342	361
Total Sovereign Bonds (Cost $165,545)					167,375
Taxable Municipal Bonds (0.7%)
	Alabama Economic Settlement
	Authority BP Settlement Revenue	3.163%	9/15/25	100	101
	American Municipal Power Ohio Inc.
	Revenue (Prairie State Energy
	Campus Project)	5.939%	2/15/47	150	197
	American Municipal Power Ohio Inc.
	Revenue (Prairie State Energy
	Campus Project)	6.270%	2/15/50	50	65

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	76
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	213
Bay Area Toll Authority California Toll
Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	100	144
Bay Area Toll Authority California Toll
Bridge Revenue (San Francisco
Bay Area)	6.263%	4/1/49	250	369
Bay Area Toll Authority California Toll
Bridge Revenue (San Francisco
Bay Area)	6.907%	10/1/50	200	316
California Department of Water
Resources Power Supply Revenue	2.000%	5/1/22	150	147
California GO	6.200%	10/1/19	275	295
California GO	5.700%	11/1/21	250	279
California GO	7.500%	4/1/34	600	889
California GO	7.300%	10/1/39	75	112
California GO	7.350%	11/1/39	925	1,388
California GO	7.625%	3/1/40	205	321
California GO	7.600%	11/1/40	200	319
California State University Systemwide
Revenue	3.899%	11/1/47	50	53
Central Puget Sound WA Regional
Transit Authority Sales & Use Tax
Revenue	5.491%	11/1/39	50	64
Chicago IL GO	7.045%	1/1/29	50	55
Chicago IL GO	7.375%	1/1/33	150	174
Chicago IL GO	7.781%	1/1/35	50	60
Chicago IL GO	6.314%	1/1/44	100	107
Chicago IL O’Hare International Airport
Revenue	6.395%	1/1/40	125	175
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	150	195
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	170
Chicago IL Water Revenue	6.742%	11/1/40	175	233
Clark County NV Airport System
Revenue	6.881%	7/1/42	100	107
Clark County NV Airport System
Revenue	6.820%	7/1/45	100	156
Connecticut GO	5.090%	10/1/30	175	194
Connecticut GO	5.850%	3/15/32	200	241
Cook County IL GO	6.229%	11/15/34	50	64
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	138
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	62
Dallas TX Convention Center Hotel
Development Corp. Hotel Revenue	7.088%	1/1/42	150	204
Dallas TX Independent School
District GO	6.450%	2/15/35	100	112
District of Columbia Income Tax
Revenue	5.591%	12/1/34	50	62
District of Columbia Water & Sewer
Authority Public Utility Revenue	4.814%	10/1/14	150	175
Energy Northwest Washington Electric
Revenue (Columbia Generating Station)	2.197%	7/1/19	100	100
Florida Board of Administration Finance
Corp Revenue	2.638%	7/1/21	150	150
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	450	456
George Washington University District
of Columbia GO	3.485%	9/15/22	200	205
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	250	321
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	189

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Georgia Municipal Electric Power
	Authority Revenue	7.055%	4/1/57	75	92
	Houston TX GO	6.290%	3/1/32	145	171
	Illinois GO	5.877%	3/1/19	250	258
	Illinois GO	4.950%	6/1/23	400	417
	Illinois GO	5.100%	6/1/33	1,200	1,198
	Illinois GO	7.350%	7/1/35	300	347
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	50	65
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	3.985%	1/1/29	150	159
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	4.532%	1/1/35	100	112
	Los Angeles CA Department of Water
	& Power Revenue	6.166%	7/1/40	25	27
	Los Angeles CA Department of Water
	& Power Revenue	6.574%	7/1/45	100	151
	Los Angeles CA Department of Water
	& Power Revenue	6.603%	7/1/50	100	155
	Los Angeles CA Unified School
	District GO	5.755%	7/1/29	200	245
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	125	159
	Los Angeles CA Unified School
	District GO	6.758%	7/1/34	200	276
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax
	Revenue	5.735%	6/1/39	75	95
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	78
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	67
	Massachusetts GO	4.200%	12/1/21	125	131
	Massachusetts GO	5.456%	12/1/39	150	191
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	100	127
	Massachusetts Transportation Fund
	Revenue	5.731%	6/1/40	50	65
	Metropolitan Government of Nashville
	& Davidson County TN Convention
	Center Authority Tourism Tax Revenue	6.731%	7/1/43	50	69
	Metropolitan Washington DC/VA
	Airports Authority Dulles Toll Road
	Revenue	7.462%	10/1/46	50	77
	Mississippi GO	5.245%	11/1/34	50	60
	Missouri Health & Educational Facilities
	Authority Revenue (Washington
	University)	3.652%	8/15/57	100	102
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	61
[15]	New Jersey Economic Development
	Authority Revenue (State Pension
	Funding)	7.425%	2/15/29	225	281
	New Jersey Transportation Trust
	Fund Authority Transportation
	System Revenue	6.104%	12/15/28	100	105
	New Jersey Transportation Trust
	Fund Authority Transportation
	System Revenue	6.561%	12/15/40	400	530
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	100	154
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	400	598
	New York City NY GO	6.246%	6/1/35	25	27
	New York City NY GO	5.517%	10/1/37	50	63
	New York City NY GO	6.271%	12/1/37	100	135
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	68

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	70
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	70
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	132
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	242
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	150	188
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	127
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	95
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	7.336%	11/15/39	400	619
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	64
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	125
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	183
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	100	152
	Ohio State University General Receipts
	Revenue	4.910%	6/1/40	100	121
	Ohio State University General Receipts
	Revenue	3.798%	12/1/46	100	103
	Ohio State University General Receipts
	Revenue	4.800%	6/1/11	100	112
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	86
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	150	193
	Oregon GO	5.762%	6/1/23	181	199
	Oregon GO	5.892%	6/1/27	75	90
[16]	Oregon School Boards Association GO	5.528%	6/30/28	50	58
	Pennsylvania Public School Building
	Authority Lease Revenue (School
	District of Philadelphia)	5.000%	9/15/27	50	56
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	65
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	75	96
	Port Authority of New York &
	New Jersey Revenue	4.960%	8/1/46	250	310
	Port Authority of New York &
	New Jersey Revenue	5.310%	8/1/46	100	112
	Port Authority of New York &
	New Jersey Revenue	4.926%	10/1/51	100	124
	Port Authority of New York &
	New Jersey Revenue	4.458%	10/1/62	550	635
	Port Authority of New York &
	New Jersey Revenue	4.810%	10/15/65	100	122
	President & Fellows of Harvard College
	Massachusetts GO	4.875%	10/15/40	225	280
	President & Fellows of Harvard College
	Massachusetts GO	3.150%	7/15/46	100	97
	Princeton University New Jersey GO	5.700%	3/1/39	200	265
	Regents of the University of California
	Revenue	3.063%	7/1/25	100	101
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	100	136

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Rutgers State University New Jersey
	Revenue	5.665%	5/1/40	50	61
	Sales Tax Securitization Corp.	3.587%	1/1/43	75	75
	Salt River Project Arizona Agricultural
	Improvement & Power District
	Revenue	4.839%	1/1/41	150	181
	San Antonio TX Electric & Gas Systems
	Revenue	5.985%	2/1/39	125	168
	San Antonio TX Electric & Gas Systems
	Revenue	5.808%	2/1/41	125	166
	San Diego County CA Water Authority
	Revenue	6.138%	5/1/49	100	141
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.950%	11/1/50	100	149
	San Jose California Redevelopment
	Agency Successor Agency Tax
	Allocation	3.375%	8/1/34	100	99
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	242
	South Carolina Public Service Authority
	Revenue	2.388%	12/1/23	100	95
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	100	136
	Texas GO	5.517%	4/1/39	50	66
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	175	210
	Texas Transportation Commission
	Revenue	4.631%	4/1/33	350	398
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	59
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	250	355
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	70
	University of California Revenue	6.270%	5/15/31	500	525
	University of California Revenue	5.946%	5/15/45	175	229
	University of Southern California GO	5.250%	10/1/11	100	125
	University of Texas Permanent
	University Fund Revenue	3.376%	7/1/47	50	50
	University of Texas Revenue	3.354%	8/15/47	50	50
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	25	27
	University of Texas System Revenue
	Financing System Revenue	5.134%	8/15/42	100	124
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	75	90
	University of Virginia Revenue	4.179%	9/1/17	50	52
	Utah GO	4.554%	7/1/24	50	54
	Utah GO	3.539%	7/1/25	50	52
	Washington GO	5.140%	8/1/40	150	189
	Wisconsin Annual Appropriation
	Revenue	3.954%	5/1/36	250	260
	Wisconsin General Fund Annual
	Appropriation Revenue	3.154%	5/1/27	100	101
[16]	Wisconsin GO	5.700%	5/1/26	75	86
Total Taxable Municipal Bonds (Cost $22,594)					26,482

				Shares
Temporary Cash Investment (3.8%)
Money Market Fund (3.8%)
[17]	Vanguard Market Liquidity Fund
	(Cost $132,722)	1.458%	1,327,140		132,728
Total Investments (103.2%) (Cost $3,567,500) 3,611,912

See accompanying Notes, which are an integral part of the Financial Statements.

Amount
($000)
Other Assets and Liabilities (-3.2%)
Other Assets
Investment in Vanguard	191
Receivables for Investment Securities Sold	13,728
Receivables for Accrued Income	20,837
Receivables for Capital Shares Issued	4,298
Other Assets	1,051
Total Other Assets	40,105
Liabilities
Payables for Investment Securities Purchased	(147,047)
Payables for Capital Shares Redeemed	(4,044)
Payables to Vanguard	(2,360)
Other Liabilities	(201)
Total Liabilities	(153,652)
Net Assets (100%)
Applicable to 295,060,230 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,498,365
Net Asset Value Per Share	$11.86

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,370,960
Undistributed Net Investment Income	76,328
Accumulated Net Realized Gains	6,665
Unrealized Appreciation (Depreciation)	44,412
Net Assets	3,498,365

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2017.
6 Adjustable-rate security based upon 6-month USD LIBOR plus spread.
7 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
8 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
9 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At
December 31, 2017, the aggregate value of these securities was $33,683,000, representing 1.0%
of net assets.
10 Guaranteed by the Government of Canada.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Government of Japan.
13 Guaranteed by the Republic of Austria.
14 Guaranteed by the Republic of the Philippines.
15 Scheduled principal and interest payments are guaranteed by National Public Finance
Guarantee Corp.
16 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty
Municipal Corporation).
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Interest[1]	83,870
Total Income	83,870
Expenses
The Vanguard Group—Note B
Investment Advisory Services	405
Management and Administrative	3,543
Marketing and Distribution	517
Custodian Fees	168
Auditing Fees	92
Shareholders’ Reports and Proxy	84
Trustees’ Fees and Expenses	3
Total Expenses	4,812
Net Investment Income	79,058
Realized Net Gain (Loss)
Investment Securities Sold[1]	6,822
Futures Contracts	(3)
Realized Net Gain (Loss)	6,819
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	23,124
Net Increase (Decrease) in Net Assets
Resulting from Operations	109,001

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,026,000, ($3,000), and ($3,000), respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	79,058	72,296
Realized Net Gain (Loss)	6,819	9,979
Change in Unrealized Appreciation (Depreciation)	23,124	(12,471)
Net Increase (Decrease) in Net Assets Resulting from Operations	109,001	69,804
Distributions
Net Investment Income	(71,452)	(66,607)
Realized Capital Gain[1]	(9,620)	(7,935)
Total Distributions	(81,072)	(74,542)
Capital Share Transactions
Issued	957,289	576,972
Issued in Lieu of Cash Distributions	81,072	74,542
Redeemed	(553,064)	(460,888)
Net Increase (Decrease) from Capital Share Transactions	485,297	190,626
Total Increase (Decrease)	513,226	185,888
Net Assets
Beginning of Period	2,985,139	2,799,251
End of Period[2]	3,498,365	2,985,139

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,591,000 and $1,202,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $76,328,000 and $68,722,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.77	$11.79	$12.07	$11.73	$12.46
Investment Operations
Net Investment Income	. 292[1]	.283	.276	.281	.305
Net Realized and Unrealized Gain (Loss)
on Investments	.119	.007	(.233)	.397	(.580)
Total from Investment Operations	.411	.290	.043	.678	(.275)
Distributions
Dividends from Net Investment Income	(.283)	(.277)	(.272)	(.295)	(.315)
Distributions from Realized Capital Gains	(.038)	(.033)	(.051)	(.043)	(.140)
Total Distributions	(.321)	(.310)	(.323)	(.338)	(.455)
Net Asset Value, End of Period	$11.86	$11.77	$11.79	$12.07	$11.73
Total Return	3.57%	2.47%	0.33%	5.89%	-2.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,498	$2,985	$2,799	$2,619	$2,305
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.48%	2.41%	2.43%	2.47%	2.36%
Portfolio Turnover Rate[2]	91%	104%	149%	118%	106%
1 Calculated based on average shares outstanding.
2 Includes 24%, 33%, 61%, 61%, and 69% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2017.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with

Vanguard Total Bond Market Index Portfolio

that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $191,000, representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Vanguard Total Bond Market Index Portfolio

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,228,657	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	84,462	—
Corporate Bonds	—	972,208	—
Sovereign Bonds	—	167,375	—
Taxable Municipal Bonds	—	26,482	—
Temporary Cash Investments	132,728	—	—
Total	132,728	3,479,184	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $78,423,000 of ordinary income and $6,675,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $3,567,502,000. Net unrealized appreciation of investment securities for tax purposes was $44,410,000, consisting of unrealized gains of $72,071,000 on securities that had risen in value since their purchase and $27,661,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2017, the portfolio purchased $389,798,000 of investment securities and sold $272,199,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,974,315,000 and $2,605,543,000, respectively.

F. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	81,315	48,186
Issued in Lieu of Cash Distributions	7,025	6,360
Redeemed	(46,886)	(38,464)
Net Increase (Decrease) in Shares Outstanding	41,454	16,082

At December 31, 2017, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 44% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard Total
Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $8,029,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,011.95	$0.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard Total Bond Market Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float
Adjusted Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total Bond Market Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total Bond Market Index Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the
sponsor of the Total Bond Market Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total Bond Market Index Portfolio or the owners of the Total Bond Market Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Total Bond Market Index Portfolio. Investors acquire the Total Bond
Market Index Portfolio from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total Bond Market Index Portfolio. The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor
Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total Bond Market Index Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total Bond Market
Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total Bond Market Index Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total Bond Market Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS
OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG
NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE
OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY
DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG
BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL BOND MARKET INDEX PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays
Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

Vanguard® Total International Stock Market Index Portfolio

Decent global economic growth, accommodative monetary policy at many central banks, and strong company profits helped propel stocks in both international and emerging markets.

For the period between the portfolio’s inception on September 7, 2017, and December 31, 2017, Vanguard Total International Stock Market Index Portfolio returned 5.75%. This performance trailed the 6.34% return of the benchmark, the FTSE Global All Cap ex US Index, but exceeded the 4.82% average return of the portfolio’s peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Monetary policy turned a little less accommodative

With economic growth accelerating and labor supply tightening in a number of developed markets, some central banks adopted slightly less accommodative monetary stances during the period.

In November, the Bank of England raised its repurchase rate target for the first time in more than a decade. It stressed, however, that further increases would be limited and gradual, and it left its asset purchase program unchanged. The European Central Bank left rates alone but announced plans to curtail its asset purchases from 60 billion euros per month to 30 billion starting in January 2018. In contrast, Japan left both rates and its asset purchase program unchanged.

Diversified portfolio helped performance

This portfolio seeks to track the performance of the FTSE Global All Cap ex US Index by investing in six underlying funds that offer broad coverage of developed and emerging markets. It offers diversified exposure to regions, countries, and sectors and includes stocks from across the market capitalization spectrum.

The portfolio’s largest exposures included Japan, the United Kingdom, Canada, Australia, and France. Japan’s stock market hit its highest level in more than two decades, led by financial services firms. U.K. stocks finished the year strong, although Brexit concerns still abounded.

Total Returns
Returns
Since Inception
(9/7/2017)
Vanguard Total International Stock Market Index Portfolio	5.75%
FTSE Global All Cap ex US Index	6.34
Variable Insurance International Funds Average[1]	4.82

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group

		Variable Insurance
	Acquired Fund Fees	International
	and Expenses[2]	Funds Average[3]
Total International Stock Market Index Portfolio	0.11%	0.92%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 This figure—drawn from the prospectus dated September 7, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds
(the “acquired” funds) in which the Total International Stock Market Index Portfolio invests. The Total International Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2017, the annualized acquired fund fees and expenses were 0.11%.
3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Total International Stock Market Index Portfolio

Portfolio Profile
As of December 31, 2017
Total Portfolio Characteristics
Acquired Fund Fees and Expenses[1]	0.11%

Allocation to Underlying Funds

Vanguard Developed Markets
Index Fund Admiral Shares	28.0%
Vanguard FTSE All-World ex-US
Index Fund Admiral Shares	28.0
Vanguard Emerging Markets Stock
Index Fund Admiral Shares	14.6
Vanguard European Stock Index
Admiral Shares	13.3
Vanguard Pacific Stock Index
Admiral Shares	9.0
Vanguard FTSE All-World ex-US
Small-Cap Investor Shares	7.1

Investment Focus

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

1 This figure—drawn from the prospectus dated September 7, 2017—represents an estimate of the weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total International Stock Market Index Portfolio invests. The Total International Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2017, the annualized acquired fund fees and expenses were 0.11%.

Vanguard Total International Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: September 7, 2017–December 31, 2017
Initial Investment of $10,000

	Total Returns	Final Value
	Period Ended December 31, 2017	of a $10,000
Since Inception[1]		Investment
Total International Stock Market Index Portfolio	5.75%	$10,575
FTSE Global All Cap ex US Index	6.34	10,634
Variable Insurance International Funds Average[2]	4.82	10,482

Fiscal-Year Total Returns (%): September 7, 2017–December 31, 2017

Total International Stock Market Index Portfolio
FTSE Global All Cap ex US Index

1 Returns since inception: 9/7/2017. “Since Inception” performance is calculated from the inception date for both the portfolio and its comparative standards.
2 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Vanguard Total International Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.0%)
International Stock Funds (99.0%)
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	577,467	19,611
Vanguard Developed Markets Index Fund Admiral Shares	1,359,703	19,594
Vanguard Emerging Markets Stock Index Fund Admiral Shares	268,551	10,253
Vanguard European Stock Index Fund Admiral Shares	125,699	9,303
Vanguard Pacific Stock Index Fund Admiral Shares	70,391	6,333
Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares	109,634	4,972
Total Investment Companies (Cost $68,370)		70,066
Temporary Cash Investments (0.8%)
Money Market Fund (0.5%)
[1] Vanguard Market Liquidity Fund, 1.458%	3,876	387

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.3%)
[2] United States Treasury Bill, 1.105%, 2/15/18	100	100
United States Treasury Bill, 1.099%, 2/22/18	100	100
		200
Total Temporary Cash Investments (Cost $587)		587
Total Investments (99.8%) (Cost $68,957)		70,653
Other Assets and Liabilities (0.2%)
Other Assets		551
Liabilities		(386)
		165
Net Assets (100%)
Applicable to 3,347,828 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		70,818
Net Asset Value Per Share		$21.15

Amount
($000)
Statement of Assets and Liabilites
Assets
Investments in Securities, at Value
Affiliated Vanguard Funds	70,453
Unaffiliated Issuers	200
Total Investments in Securities	70,653
Receivables for Capital Shares Issued	548
Variation Margin Receivable—Futures Contracts	—
Other Assets	3
Total Assets	71,204
Liabilities
Payables for Investment Securities Purchased	381
Payables for Capital Shares Redeemed	5
Total Liabilities	386
Net Assets	70,818

Vanguard Total International Stock Market Index Portfolio

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	68,429
Undistributed Net Investment Income	627
Accumulated Net Realized Gains	64
Unrealized Appreciation (Depreciation)
Investment Securities	1,696
Futures Contracts	2
Net Assets	70,818

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Securities with a value of $50,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
S&P/TSX 60 Index	March 2018	3	458	2

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total International Stock Market Index Portfolio

Statement of Operations

September 7, 2017[1] to
December 31, 2017
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	626
Interest	1
Net Investment Income—Note B	627
Realized Net Gain (Loss)
Affiliated Investment Securities Sold	50
Futures Contracts	14
Realized Net Gain (Loss)	64
Change in Unrealized Appreciation
(Depreciation)
Affiliated Investment Securities	1,696
Unaffiliated Investment Securities	—
Futures Contracts	2
Change in Unrealized Appreciation
(Depreciation)	1,698
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,389
1 Inception.

Statement of Changes in Net Assets

September 7, 2017[1] to
December 31, 2017
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	627
Realized Net Gain (Loss)	64
Change in Unrealized Appreciation (Depreciation)	1,698
Net Increase (Decrease) in Net Assets Resulting from Operations	2,389
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	68,718
Issued in Lieu of Cash Distributions	—
Redeemed	(289)
Net Increase (Decrease) from Capital Share Transactions	68,429
Total Increase (Decrease)	70,818
Net Assets
Beginning of Period	—
End of Period[2]	70,818
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $627,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total International Stock Market Index Portfolio

Financial Highlights

September 7, 2017[1] to
For a Share Outstanding Throughout the Period December 31, 2017
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.341
Capital Gain Distributions Received [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.809
Total from Investment Operations	1.150
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$21.15
Total Return	5.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$71
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.11%[3]
Ratio of Net Investment Income to Average Net Assets	5.20%[3]
Portfolio Turnover Rate	5%
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Vanguard Total International Stock Market Index Portfolio

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for its open federal income tax period ended December 31, 2017, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2017, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Affiliated Investment Companies	70,066	—	—
Temporary Cash Investments	387	200	—
Futures Contracts—Assets[1]	—	—	—
Total	70,453	200	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Vanguard Total International Stock Market Index Portfolio

For tax purposes, at December 31, 2017, the portfolio had $690,000 of ordinary income available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $68,957,000. Net unrealized appreciation of investment securities for tax purposes was $1,696,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

September 7, 2017[1] to
December 31, 2017
Shares
(000)
Issued	3,362
Issued in Lieu of Cash Distributions	—
Redeemed	(14)
Net Increase (Decrease) in Shares Outstanding	3,348
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 7,		Proceeds	Realized				Dec. 31,
	2017[1]		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA [2]	NA [2]	—	—	1	—	387
Vanguard Emerging
Markets Stock
Index Fund	—	10,224	295	12	312	60	—	10,253
Vanguard European
Stock Index Fund	—	9,271	133	3	162	51	—	9,303
Vanguard Developed
Markets Index Fund	—	19,776	627	15	430	185	—	19,594
Vanguard FTSE All-World
ex-US Index Fund	—	19,709	562	13	451	170	—	19,611
Vanguard FTSE All-World
ex-US Small-Cap Fund	—	5,002	171	2	139	78	—	4,972
Vanguard Pacific Stock
Index Fund	—	6,394	268	5	202	81	—	6,333
Total	—	70,376	2,056	50	1,696	626	—	70,453
1 Inception.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Total International Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total International Stock Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Total International Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 7, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period September 7, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard
Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance
Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio designates to shareholders foreign source income of $648,000 and foreign taxes paid of $46,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

Vanguard Total International Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total International Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total International Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Period Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Market Index Portfolio	9/7/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,057.50	$0.36
Based on Hypothetical 5% Yearly Return	1,000.00	1,015.41	0.35

1 The calculations are based on the Total International Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent period. The Total International Stock Market Index Portfolio’s annualized expense figure for that period is 0.11%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the period since inception September 7, 2017, to December 31, 2017, then divided by the number of days in the 12-month period (116/365).

Vanguard Total International Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Variable Insurance Fund Total International Stock Market Index Portfolio utilizing an internalized management structure whereby The Vanguard Group, Inc. (Vanguard), through its Equity Index Group, would provide investment advisory services to the portfolio. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the portfolio and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided to the portfolio and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that, in its management of other Vanguard funds, the Equity Index Group has a track record of consistent performance and disciplined investment processes. Information about the portfolio’s performance since inception can be found on the Performance Summary page of this report.

Cost

The board concluded that the portfolio’s acquired fund fees and expenses will be well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

Vanguard® Total Stock Market Index Portfolio

A surge of investor optimism that kicked in after the 2016 U.S. presidential election spilled over into the first quarter of 2017. Investors grew enthusiastic about a new policy agenda focused on tax legislation, infrastructure spending, and greater deregulation—all designed to spark economic growth. While political gridlock initially cooled some of that optimism, equities continued to rise throughout the 12-month period ended December 31, 2017. Many stock market indexes hit record highs as companies posted strong profits and Congress passed initiatives such as tax legislation.

For the 12 months, Vanguard Total Stock Market Index Portfolio returned 20.97%, in line with its target index and ahead of the average return of its peer group.

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Portfolio returns were fueled by a rally in growth stocks

Vanguard Total Stock Market Index Portfolio seeks to track the performance of the S&P Total Market Index. It offers investors exposure to every segment of the U.S. equity market. Stocks of all sizes, styles, and sectors are represented.

During the period, the portfolio’s two underlying fund holdings contributed positively to performance. The Extended Market Index Fund, which focuses on small- and mid-capitalization stocks, returned 18.11% for Admiral Shares, while the Equity Index Portfolio, which concentrates on large-cap stocks, returned 21.66%.

Investors were attracted to growth stocks as companies recorded strong profits and economies across the world posted healthy economic numbers. Value stocks, which had surged in late 2016, lagged their growth counterparts in this rally.

The index’s five largest sectors all contributed positively to performance, with information technology, health care, and financials providing the biggest boost to performance.

Only telecommunication services and energy detracted from performance. The telecommunication services sector was hurt by the performance of some of its largest holdings. The energy sector was hurt by soft commodity prices, although prices rebounded toward the end of the period.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Total Stock Market Index Portfolio	20.97%	8.50%
S&P Total Market Index	21.16	8.58
Variable Insurance Multi-Cap Core Funds Average[1]	18.48	6.48

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
Variable Insurance
	Acquired Fund	Multi-Cap
	Fees and	Core Funds
	Expenses[2]	Average
Total Stock Market Index Portfolio	0.16%	0.77%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 This figure—drawn from the prospectus dated September 7, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the
“acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2017, the acquired fund fees and expenses were 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Total Stock Market Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Total Stock Market
Index Portfolio	43,478,064	2,302,641	2,219,780	0	90.6%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Total Stock Market
Index Portfolio	43,802,575	2,169,798	2,028,112	0	91.3%

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of December 31, 2017
Total Portfolio Characteristics
Yield[1]	1.62%
Acquired Fund Fees and Expenses[2]	0.16%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	82.4%
Vanguard Extended Market Index Fund	17.6

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated September 7, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the
“acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2017, the acquired fund fees and expenses were 0.15%.
3 S&P Total Market Index.

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Stock Market Index Portfolio	20.97%	15.39%	8.50%	$22,600
S&P Total Market Index	21.16	15.52	8.58	22,787
Variable Insurance Multi-Cap Core Funds
Average[1]	18.48	12.26	6.48	18,740

Fiscal Year Total Returns (%): December 31, 2007–December 31, 2017

Total Stock Market Index Portfolio
S&P Total Market Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	42,103,585	1,733,404
Vanguard Extended Market Index Fund Admiral Shares	4,381,287	371,358
		2,104,762
Total Investment Companies (Cost $1,596,090)		2,104,762
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 1.458% (Cost $2,456)	24,554	2,456
Total Investments (100.1%) (Cost $1,598,546)		2,107,218
Other Assets and Liabilities (-0.1%)
Other Assets		1,350
Liabilities		(4,255)
		(2,905)
Net Assets (100%)
Applicable to 54,996,116 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,104,313
Net Asset Value Per Share		$38.26

Amount
($000)
Statement of Assets and Liabilites
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds	2,107,218
Receivables for Capital Shares Issued	1,340
Receivable for Accrued Income	10
Total Assets	2,108,568
Liabilities
Payables for Investment Securities Purchased	2,972
Payables for Capital Shares Redeemed	1,283
Total Liabilities	4,255
Net Assets	2,104,313

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,479,514
Undistributed Net Investment Income	32,421
Accumulated Net Realized Gains	83,706
Unrealized Appreciation (Depreciation)	508,672
Net Assets	2,104,313

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	32,612
Other Income	9
Net Investment Income—Note B	32,621
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	48,067
Affiliated Investment Securities Sold	35,739
Realized Net Gain (Loss)	83,806
Change in Unrealized Appreciation
(Depreciation) from Affiliated Funds	247,903
Net Increase (Decrease) in Net Assets
Resulting from Operations	364,330

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,621	36,087
Realized Net Gain (Loss)	83,806	98,041
Change in Unrealized Appreciation (Depreciation)	247,903	68,662
Net Increase (Decrease) in Net Assets Resulting from Operations	364,330	202,790
Distributions
Net Investment Income	(36,007)	(25,627)
Realized Capital Gain[1]	(98,120)	(66,820)
Total Distributions	(134,127)	(92,447)
Capital Share Transactions
Issued	201,733	161,193
Issued in Lieu of Cash Distributions	134,127	92,447
Redeemed	(196,899)	(327,701)
Net Increase (Decrease) from Capital Share Transactions	138,961	(74,061)
Total Increase (Decrease)	369,164	36,282
Net Assets
Beginning of Period	1,735,149	1,698,867
End of Period[2]	2,104,313	1,735,149

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $191,000 and $741,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $32,421,000 and $35,807,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$34.10	$32.06	$33.46	$32.01	$25.32
Investment Operations
Net Investment Income	. 604[1]	.710	.480	.506[1]	.454
Capital Gain Distributions Received	. 890[1]	.478	.672	.462[1]	.560
Net Realized and Unrealized Gain (Loss)
on Investments	5.270	2.598	(1.019)	2.717	7.116
Total from Investment Operations	6.764	3.786	.133	3.685	8.130
Distributions
Dividends from Net Investment Income	(.699)	(.484)	(.433)	(.450)	(.435)
Distributions from Realized Capital Gains	(1.905)	(1.262)	(1.100)	(1.785)	(1.005)
Total Distributions	(2.604)	(1.746)	(1.533)	(2.235)	(1.440)
Net Asset Value, End of Period	$38.26	$34.10	$32.06	$33.46	$32.01
Total Return	20.97%	12.56%	0.37%	12.29%	33.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,104	$1,735	$1,699	$1,629	$1,209
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.16%	0.16%	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.71%	2.10%	1.53%	1.61%	1.62%
Portfolio Turnover Rate	6%	9%	5%	9%	17%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The Portfolio invests a substantial amount of its assets in VVIF Equity Index Portfolio. The accompanying financial statements of VVIF Equity Index Portfolio should be read in conjunction with the financial statements of the Portfolio. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2017, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2017, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Vanguard Total Stock Market Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $33,469,000 of ordinary income and $82,658,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $1,598,546,000. Net unrealized appreciation of investment securities for tax purposes was $508,672,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	5,679	5,075
Issued in Lieu of Cash Distributions	4,025	3,083
Redeemed	(5,598)	(10,253)
Net Increase (Decrease) in Shares Outstanding	4,106	(2,095)

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec, 31,		Proceeds	Realized				Dec. 31,
	2016		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended
Market Index Fund—
Admiral Shares[1]	—	23,394	18,587	6,340	25,278	3,595	—	371,358
Vanguard Extended
Market Index Fund—
Investor Shares[1]	319,586	12,183	17,303	5,834	14,633	871	—	—
Vanguard Market
Liquidity Fund	607	NA [2]	NA [2]	—	—	4	—	2,456
Vanguard Variable
Insurance Fund—
Equity Index Portfolio 1,415,925		162,806	76,884	23,565	207,992	28,142	48,067	1,733,404
Total	1,736,118	198,383	112,774	35,739	247,903	32,612	48,067	2,107,218

1 In April 2017, the portfolio changed investments from Investor to Admiral Shares in the amount of $334,933,000; such amount is not included in Purchases at Cost and Proceeds from Securities Sold.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Stock Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Total Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard
Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $97,929,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year .

For corporate shareholders, 90.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,110.92	$0.74
Based on Hypothetical 5% Yearly Return	$1,000.00	1,024.50	0.71

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/365).

Vanguard® Equity Index Portfolio

U.S. stocks hit record highs in 2017 as investors welcomed tax legislation, strong corporate profits, low unemployment, and solid economic growth.

For the year ended December 31, 2017, Vanguard Equity Index Portfolio returned 21.66%, closely tracking its benchmark index, the Standard & Poor’s 500 Index. The portfolio outpaced the average return of its peer funds for the 12-month period.

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Information technology stocks led the sector returns

The Equity Index Portfolio is composed of 500 of the largest U.S. companies, encompassing about three-quarters of the U.S. stock market’s value. Stocks of every style and from every industry sector are represented. Over the year, large-capitalization stocks outperformed their mid- and small-cap counterparts, and growth stocks outpaced value.

Nine of the 11 industry sectors recorded gains, led by a 39% rise for information technology stocks, the portfolio’s largest sector. The sector’s strongest showings came from hardware, software, and internet services stocks. Five other sectors—materials, consumer discretionary, financials, health care, and industrials—produced returns in excess of 20%.

Only the telecommunication services and energy sectors entered negative territory. Telecommunication services, the portfolio’s smallest sector, was pinched by internet service disruptions, subscriber defections, and antitrust jitters at a few firms. Energy stocks were confronted with higher oil prices amid supply worries and increasing demand.

Portfolio closely tracked the benchmark index

For the ten years ended December 31, the Equity Index Portfolio recorded an average annual return of 8.38%. This result closely tracked the return of its target index, which has no transaction costs or operating expenses, and was more than 1 percentage point higher than the average return of the portfolio’s peer funds.

Total Returns
		Ten Years Ended
		December 31, 2017
	Year Ended	Average
	December 31, 2017	Annual Return
Vanguard Equity Index Portfolio	21.66%	8.38%
S&P 500 Index	21.83	8.50
Variable Insurance Large-Cap Core Funds Average[1]	20.32	7.12

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.15%	0.39%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the portfolio’s expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Vanguard Equity Index Portfolio

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	1,944,141,093	99,613,853	95.1%
Emerson U. Fullwood	1,941,634,789	102,120,157	95.0%
Amy Gutmann	1,936,277,120	107,477,826	94.7%
JoAnn Heffernan Heisen	1,932,975,342	110,779,604	94.6%
F. Joseph Loughrey	1,942,078,522	101,676,424	95.0%
Mark Loughridge	1,945,099,950	98,654,996	95.2%
Scott C. Malpass	1,936,871,738	106,883,208	94.8%
F. William McNabb III	1,943,389,639	100,365,307	95.1%
Deanna Mulligan	1,935,898,722	107,856,224	94.7%
André F. Perold	1,929,764,167	113,990,779	94.4%
Sarah Bloom Raskin	1,932,581,664	111,173,282	94.6%
Peter F. Volanakis	1,939,733,490	104,021,455	94.9%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Equity Index Portfolio	110,175,965	4,428,849	5,997,749	0	91.4%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Portfolio	For	Abstain	Against	Non-Votes	For
Equity Index Portfolio	111,195,567	4,569,063	4,837,933	0	92.2%

Vanguard Equity Index Portfolio

Portfolio Profile

As of December 31, 2017

Portfolio Characteristics

		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	505	505	3,775
Median Market Cap $94.4B		$94.4B	$66.9B
Price/Earnings Ratio	23.2x	23.2x	22.8x
Price/Book Ratio	3.2x	3.2x	3.0x
Yield[3]	1.7%	1.8%	1.7%
Return on Equity	16.0%	16.0%	15.1%
Earnings Growth Rate	9.6%	9.6%	9.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Expense Ratio[4]	0.15%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.98

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.2%	12.2%	12.6%
Consumer Staples	8.2	8.2	7.3
Energy	6.1	6.1	5.8
Financials	14.8	14.8	15.2
Health Care	13.8	13.8	13.3
Industrials	10.2	10.3	10.9
Information
Technology	23.8	23.7	22.7
Materials	3.0	3.0	3.4
Real Estate	2.9	2.9	3.9
Telecommunication
Services	2.1	2.1	1.9
Utilities	2.9	2.9	3.0

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.8
Microsoft Corp.	Systems Software	2.9
Alphabet Inc.	Internet Software
	& Services	2.7
Amazon.com Inc.	Internet & Direct
	Marketing Retail	2.0
Facebook Inc.	Internet Software
	& Services	1.8
Berkshire
Hathaway Inc.	Multi-Sector Holdings	1.7
Johnson & Johnson	Pharmaceuticals	1.6
JPMorgan Chase & Co.	Diversified Banks	1.6
Exxon Mobil Corp.	Integrated Oil & Gas	1.5
Bank of America Corp.	Diversified Banks	1.2
Top Ten		20.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated September 7, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2017, the expense ratio was 0.15%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2007–December 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2017			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	21.66%	15.63%	8.38%	$22,365
S&P 500 Index	21.83	15.79	8.50	22,603
Variable Insurance Large-Cap Core
Funds Average[1]	20.32	14.22	7.12	19,898
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.16	15.52	8.66	22,948

Fiscal Year Total Returns (%): December 31, 2007–December 31, 2017

Equity Index Portfolio
S&P 500 Index

1 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2017

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (12.1%)
*	Amazon.com Inc.	90,252	105,547
	Home Depot Inc.	263,452	49,932
	Comcast Corp. Class A	1,051,970	42,131
	Walt Disney Co.	340,573	36,615
	McDonald’s Corp.	179,904	30,965
*	Priceline Group Inc.	11,009	19,131
*	Netflix Inc.	97,545	18,725
	NIKE Inc. Class B	295,978	18,513
	Starbucks Corp.	320,602	18,412
	Lowe’s Cos. Inc.	187,701	17,445
	Time Warner Inc.	175,551	16,058
*	Charter Communications
	Inc. Class A	43,720	14,688
	General Motors Co.	287,027	11,765
	Ford Motor Co.	880,081	10,992
	TJX Cos. Inc.	143,025	10,936
	Marriott International Inc.
	Class A	69,121	9,382
	Twenty-First Century Fox
	Inc. Class A	237,571	8,203
	Target Corp.	122,204	7,974
	Ross Stores Inc.	86,552	6,946
	Yum! Brands Inc.	75,627	6,172
	Carnival Corp.	92,125	6,114
*	Dollar Tree Inc.	53,387	5,729
	Dollar General Corp.	58,888	5,477
	VF Corp.	73,768	5,459
*	Aptiv plc	60,319	5,117
	CBS Corp. Class B	82,090	4,843
	Royal Caribbean Cruises
	Ltd.	38,892	4,639
*	O’Reilly Automotive Inc.	19,057	4,584
*	AutoZone Inc.	6,152	4,376
*	Mohawk Industries Inc.	14,288	3,942
	Best Buy Co. Inc.	57,215	3,918
	DR Horton Inc.	76,427	3,903
	MGM Resorts International	114,010	3,807
	Omnicom Group Inc.	52,215	3,803
	Hilton Worldwide Holdings
	Inc.	46,029	3,676
	Newell Brands Inc.	111,035	3,431
	L Brands Inc.	56,383	3,395
	Twenty-First Century Fox
	Inc.	99,257	3,387
	Expedia Inc.	27,717	3,320
	Genuine Parts Co.	33,318	3,166
	Wynn Resorts Ltd.	18,155	3,061
*	Ulta Beauty Inc.	13,233	2,960
	Lennar Corp. Class A	45,245	2,861
	Tapestry Inc.	64,261	2,842
*	LKQ Corp.	69,618	2,831
	Whirlpool Corp.	16,415	2,768
	Darden Restaurants Inc.	28,349	2,722
*	CarMax Inc.	41,587	2,667
	Wyndham Worldwide Corp.	22,476	2,604
	Viacom Inc. Class B	80,426	2,478

			Market
			Value•
		Shares	($000)
*	DISH Network Corp.
	Class A	51,659	2,467
	PVH Corp.	17,605	2,416
	Tiffany & Co.	23,107	2,402
	Hasbro Inc.	25,790	2,344
	BorgWarner Inc.	45,150	2,307
*	Michael Kors Holdings Ltd.	34,659	2,182
	Tractor Supply Co.	29,046	2,171
*	Norwegian Cruise Line
	Holdings Ltd.	40,454	2,154
	Kohl’s Corp.	37,251	2,020
	PulteGroup Inc.	60,075	1,998
	Harley-Davidson Inc.	38,836	1,976
	Scripps Networks
	Interactive Inc. Class A	21,771	1,859
	News Corp. Class A	114,423	1,855
	Goodyear Tire & Rubber Co.	54,441	1,759
	Macy’s Inc.	69,223	1,744
	Interpublic Group of
	Cos. Inc.	86,203	1,738
	Hanesbrands Inc.	82,735	1,730
	Gap Inc.	49,909	1,700
	Advance Auto Parts Inc.	16,876	1,682
*	Chipotle Mexican Grill Inc.
	Class A	5,776	1,669
	Garmin Ltd.	25,315	1,508
	Leggett & Platt Inc.	30,044	1,434
	Foot Locker Inc.	28,378	1,330
	Ralph Lauren Corp.
	Class A	12,179	1,263
	Nordstrom Inc.	26,146	1,239
	H&R Block Inc.	47,218	1,238
	Mattel Inc.	79,258	1,219
*	Discovery Communications
	Inc.	47,118	998
*	TripAdvisor Inc.	25,017	862
	Signet Jewelers Ltd.	14,120	798
*	Discovery Communications
	Inc. Class A	34,818	779
*	Under Armour Inc. Class A	41,467	598
*	Under Armour Inc.	41,752	556
	Lennar Corp. Class B	916	47
			628,454
Consumer Staples (8.2%)
	Procter & Gamble Co.	575,161	52,846
	Coca-Cola Co.	865,778	39,722
	PepsiCo Inc.	321,000	38,494
	Philip Morris International
	Inc.	350,646	37,046
	Wal-Mart Stores Inc.	330,508	32,638
	Altria Group Inc.	430,794	30,763
	Costco Wholesale Corp.	98,572	18,346
	CVS Health Corp.	228,561	16,571
	Colgate-Palmolive Co.	198,072	14,944
	Mondelez International Inc.
	Class A	336,842	14,417
	Walgreens Boots Alliance
	Inc.	195,635	14,207

			Market
			Value•
		Shares	($000)
	Kraft Heinz Co.	134,620	10,468
	Kimberly-Clark Corp.	79,412	9,582
	Constellation Brands Inc.
	Class A	38,872	8,885
	General Mills Inc.	127,414	7,554
	Sysco Corp.	108,008	6,559
	Estee Lauder Cos. Inc.
	Class A	50,568	6,434
*	Monster Beverage Corp.	92,966	5,884
	Kroger Co.	200,138	5,494
	Tyson Foods Inc. Class A	67,118	5,441
	Archer-Daniels-Midland Co.	127,212	5,099
	Clorox Co.	29,187	4,341
	Dr Pepper Snapple Group
	Inc.	40,242	3,906
	Kellogg Co.	56,118	3,815
	Hershey Co.	31,890	3,620
	Molson Coors Brewing Co.
	Class B	41,760	3,427
	Conagra Brands Inc.	90,974	3,427
	JM Smucker Co.	25,595	3,180
	Brown-Forman Corp.
	Class B	44,350	3,045
	Church & Dwight Co. Inc.	56,588	2,839
	McCormick & Co. Inc.	26,865	2,738
	Hormel Foods Corp.	61,220	2,228
	Coty Inc. Class A	107,188	2,132
	Campbell Soup Co.	44,016	2,118
			422,210
Energy (6.0%)
	Exxon Mobil Corp.	956,405	79,994
	Chevron Corp.	428,637	53,661
	Schlumberger Ltd.	312,475	21,058
	ConocoPhillips	269,087	14,770
	EOG Resources Inc.	130,030	14,032
	Occidental Petroleum Corp.	172,345	12,695
	Phillips 66	96,940	9,805
	Halliburton Co.	195,749	9,566
	Valero Energy Corp.	98,735	9,075
	Kinder Morgan Inc.	432,184	7,810
	Marathon Petroleum Corp.	110,030	7,260
	Pioneer Natural Resources
	Co.	38,447	6,646
	Anadarko Petroleum Corp.	122,509	6,571
	Williams Cos. Inc.	186,531	5,687
*	Concho Resources Inc.	33,618	5,050
	Devon Energy Corp.	118,723	4,915
	ONEOK Inc.	85,912	4,592
	Andeavor	32,563	3,723
	Apache Corp.	85,989	3,630
	Marathon Oil Corp.	193,183	3,271
	Noble Energy Inc.	110,272	3,213
	EQT Corp.	54,931	3,127
	TechnipFMC plc	99,310	3,109
	National Oilwell Varco Inc.	86,022	3,099
	Baker Hughes a GE Co.	96,985	3,069
	Cabot Oil & Gas Corp.	104,624	2,992
	Hess Corp.	61,043	2,898

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Cimarex Energy Co.	21,506	2,624
	Helmerich & Payne Inc.	24,728	1,598
*	Newfield Exploration Co.	45,738	1,442
	Range Resources Corp.	52,681	899
*	Chesapeake Energy Corp.	212,243	840
			312,721
Financials (14.7%)
	JPMorgan Chase & Co.	783,509	83,788
*	Berkshire Hathaway Inc.
	Class B	403,353	79,953
	Bank of America Corp.	2,189,590	64,637
	Wells Fargo & Co.	1,000,250	60,685
	Citigroup Inc.	596,865	44,413
	Goldman Sachs Group Inc.	79,006	20,128
	US Bancorp	356,282	19,090
	Morgan Stanley	313,616	16,455
	American Express Co.	163,142	16,202
	PNC Financial Services
	Group Inc.	107,796	15,554
	Chubb Ltd.	104,732	15,304
	BlackRock Inc.	27,838	14,301
	Charles Schwab Corp.	269,061	13,822
	Bank of New York Mellon
	Corp.	230,468	12,413
	American International
	Group Inc.	203,160	12,104
	MetLife Inc.	238,668	12,067
	CME Group Inc.	76,835	11,222
	Prudential Financial Inc.	95,965	11,034
	Capital One Financial Corp.	108,977	10,852
	S&P Global Inc.	57,634	9,763
	Marsh & McLennan
	Cos. Inc.	115,171	9,374
	Intercontinental Exchange
	Inc.	132,425	9,344
	BB&T Corp.	177,787	8,840
	Allstate Corp.	80,984	8,480
	Travelers Cos. Inc.	61,651	8,362
	State Street Corp.	83,500	8,150
	Aflac Inc.	88,864	7,800
	Aon plc	56,286	7,542
	Progressive Corp.	131,279	7,394
	SunTrust Banks Inc.	106,831	6,900
	Synchrony Financial	165,226	6,379
	Discover Financial Services	81,443	6,265
*	Berkshire Hathaway Inc.
	Class A	21	6,250
	M&T Bank Corp.	33,759	5,772
	T. Rowe Price Group Inc.	54,439	5,712
	Ameriprise Financial Inc.	33,314	5,646
	Moody’s Corp.	37,540	5,541
	KeyCorp	241,082	4,863
	Northern Trust Corp.	48,547	4,849
	Fifth Third Bancorp	157,514	4,779
	Citizens Financial Group
	Inc.	110,067	4,621
	Hartford Financial Services
	Group Inc.	80,034	4,504
	Regions Financial Corp.	259,812	4,490
	Willis Towers Watson plc	29,730	4,480
	Principal Financial Group
	Inc.	60,564	4,273
	Lincoln National Corp.	48,650	3,740
	Huntington Bancshares Inc.	240,060	3,495
	Comerica Inc.	38,799	3,368
	Invesco Ltd.	91,854	3,356
	Franklin Resources Inc.	74,424	3,225
	Cboe Global Markets Inc.	25,697	3,202
	Loews Corp.	62,427	3,123
*	E*TRADE Financial Corp.	60,653	3,007

			Market
			Value•
		Shares	($000)
	Unum Group	50,123	2,751
	Raymond James Financial
	Inc.	29,092	2,598
	Affiliated Managers Group
	Inc.	12,608	2,588
	Arthur J Gallagher & Co.	40,774	2,580
	Cincinnati Financial Corp.	33,815	2,535
	Zions Bancorporation	45,895	2,333
	Torchmark Corp.	23,734	2,153
	Everest Re Group Ltd.	9,346	2,068
	XL Group Ltd.	58,343	2,051
	Nasdaq Inc.	26,317	2,022
	Leucadia National Corp.	72,214	1,913
	People’s United Financial
	Inc.	78,925	1,476
*	Brighthouse Financial Inc.	21,888	1,283
	Assurant Inc.	12,387	1,249
	Navient Corp.	56,435	752
			761,265
Health Care (13.7%)
	Johnson & Johnson	606,254	84,706
	Pfizer Inc.	1,344,764	48,707
	UnitedHealth Group Inc.	218,586	48,189
	AbbVie Inc.	359,727	34,789
	Merck & Co. Inc.	616,842	34,710
	Amgen Inc.	163,746	28,475
	Medtronic plc	305,147	24,641
	Bristol-Myers Squibb Co.	368,942	22,609
	Abbott Laboratories	392,692	22,411
	Gilead Sciences Inc.	294,644	21,108
*	Celgene Corp.	177,480	18,522
	Eli Lilly & Co.	218,509	18,455
	Thermo Fisher Scientific
	Inc.	90,439	17,173
*	Biogen Inc.	47,688	15,192
	Aetna Inc.	73,469	13,253
	Anthem Inc.	57,858	13,019
	Danaher Corp.	137,992	12,808
	Becton Dickinson and Co.	59,765	12,793
	Allergan plc	75,178	12,298
	Cigna Corp.	55,509	11,273
	Stryker Corp.	72,485	11,224
*	Express Scripts Holding Co. 127,410		9,510
*	Intuitive Surgical Inc.	25,287	9,228
*	Vertex Pharmaceuticals Inc.	57,085	8,555
	Humana Inc.	32,114	7,966
	Zoetis Inc.	109,879	7,916
*	Boston Scientific Corp.	309,162	7,664
	McKesson Corp.	46,974	7,326
	Baxter International Inc.	113,193	7,317
*	Illumina Inc.	32,932	7,195
*	Regeneron Pharmaceuticals
	Inc.	17,383	6,535
*	Alexion Pharmaceuticals
	Inc.	50,403	6,028
*	HCA Healthcare Inc.	63,448	5,573
	Zimmer Biomet Holdings
	Inc.	45,715	5,516
*	Edwards Lifesciences Corp.	47,522	5,356
*	Mylan NV	121,232	5,129
	Agilent Technologies Inc.	72,631	4,864
*	Cerner Corp.	71,276	4,803
	Cardinal Health Inc.	71,469	4,379
*	Centene Corp.	38,903	3,925
*	Incyte Corp.	39,406	3,732
*	Laboratory Corp. of America
	Holdings	23,078	3,681
*	Align Technology Inc.	16,300	3,622
*	Mettler-Toledo International
	Inc.	5,768	3,573

			Market
			Value•
		Shares	($000)
*	Waters Corp.	18,007	3,479
	Dentsply Sirona Inc.	51,904	3,417
	AmerisourceBergen Corp.
	Class A	36,606	3,361
*	IQVIA Holdings Inc.	32,803	3,211
*	IDEXX Laboratories Inc.	19,770	3,092
	Quest Diagnostics Inc.	30,980	3,051
	ResMed Inc.	32,327	2,738
*	Hologic Inc.	61,615	2,634
	Perrigo Co. plc	29,426	2,565
*	Henry Schein Inc.	36,100	2,523
*	DaVita Inc.	34,804	2,515
	Cooper Cos. Inc.	11,057	2,409
*	Varian Medical Systems
	Inc.	20,772	2,309
	Universal Health Services
	Inc. Class B	20,052	2,273
	PerkinElmer Inc.	25,256	1,847
*	Envision Healthcare Corp.	28,193	974
	Patterson Cos. Inc.	19,100	690
			708,836
Industrials (10.1%)
	Boeing Co.	126,375	37,269
	General Electric Co.	1,955,377	34,121
	3M Co.	134,696	31,703
	Honeywell International
	Inc.	171,863	26,357
	Union Pacific Corp.	177,566	23,812
	United Technologies Corp.	167,388	21,354
	Caterpillar Inc.	134,133	21,137
	United Parcel Service Inc.
	Class B	155,021	18,471
	Lockheed Martin Corp.	56,366	18,096
	FedEx Corp.	55,625	13,881
	General Dynamics Corp.	62,652	12,747
	Raytheon Co.	65,210	12,250
	Northrop Grumman Corp.	39,246	12,045
	Illinois Tool Works Inc.	69,400	11,579
	Deere & Co.	72,040	11,275
	CSX Corp.	201,456	11,082
	Emerson Electric Co.	144,410	10,064
	Norfolk Southern Corp.	64,461	9,340
	Delta Air Lines Inc.	147,732	8,273
	Southwest Airlines Co.	122,989	8,050
	Johnson Controls
	International plc	209,832	7,997
	Eaton Corp. plc	99,077	7,828
	Waste Management Inc.	89,535	7,727
	Cummins Inc.	34,984	6,180
	Parker-Hannifin Corp.	30,012	5,990
	Roper Technologies Inc.	23,047	5,969
	Stanley Black & Decker
	Inc.	34,627	5,876
	Rockwell Automation Inc.	28,956	5,685
	PACCAR Inc.	79,330	5,639
	Ingersoll-Rand plc	55,979	4,993
	Rockwell Collins Inc.	36,761	4,985
	Fortive Corp.	68,846	4,981
	American Airlines Group
	Inc.	95,708	4,980
*	United Continental
	Holdings Inc.	56,505	3,808
	AMETEK Inc.	52,004	3,769
*	IHS Markit Ltd.	82,307	3,716
	Dover Corp.	35,354	3,570
	Fastenal Co.	65,268	3,569
	Republic Services Inc.
	Class A	51,902	3,509
	L3 Technologies Inc.	17,681	3,498
	Textron Inc.	59,990	3,395

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Verisk Analytics Inc.
	Class A	35,072	3,367
*	United Rentals Inc.	19,258	3,311
	Equifax Inc.	27,120	3,198
	Masco Corp.	68,855	3,025
	Cintas Corp.	19,350	3,015
	TransDigm Group Inc.	10,928	3,001
	CH Robinson Worldwide
	Inc.	31,882	2,840
	Xylem Inc.	40,648	2,772
	Nielsen Holdings plc	76,145	2,772
	WW Grainger Inc.	11,564	2,732
	Pentair plc	37,474	2,646
	Arconic Inc.	95,959	2,615
	Expeditors International of
	Washington Inc.	39,690	2,568
	Kansas City Southern	23,757	2,500
	Fortune Brands Home
	& Security Inc.	35,033	2,398
	Snap-on Inc.	12,936	2,255
	JB Hunt Transport
	Services Inc.	19,380	2,228
	Alaska Air Group Inc.	28,314	2,081
	AO Smith Corp.	33,164	2,032
	Jacobs Engineering Group
	Inc.	27,272	1,799
	Allegion plc	21,593	1,718
	Acuity Brands Inc.	9,608	1,691
	Fluor Corp.	31,776	1,641
	Robert Half International
	Inc.	28,639	1,591
*	Quanta Services Inc.	34,694	1,357
*	Stericycle Inc.	19,712	1,340
	Flowserve Corp.	30,244	1,274
			524,337
Information Technology (23.7%)
	Apple Inc.	1,158,584	196,067
	Microsoft Corp.	1,740,961	148,922
*	Facebook Inc. Class A	538,156	94,963
*	Alphabet Inc. Class C	67,991	71,146
*	Alphabet Inc. Class A	67,379	70,977
	Intel Corp.	1,056,039	48,747
	Visa Inc. Class A	409,415	46,681
	Cisco Systems Inc.	1,114,546	42,687
	Oracle Corp.	687,294	32,495
	Mastercard Inc. Class A	209,650	31,733
	International Business
	Machines Corp.	194,178	29,791
	NVIDIA Corp.	136,706	26,453
	Broadcom Ltd.	91,714	23,561
	Texas Instruments Inc.	222,569	23,245
	Accenture plc Class A	139,464	21,351
	QUALCOMM Inc.	332,476	21,285
*	Adobe Systems Inc.	111,165	19,481
*	PayPal Holdings Inc.	254,874	18,764
*	salesforce.com Inc.	154,620	15,807
	Applied Materials Inc.	240,404	12,289
	Automatic Data
	Processing Inc.	100,133	11,735
	Activision Blizzard Inc.	170,410	10,790
*	Micron Technology Inc.	260,198	10,699
	Cognizant Technology
	Solutions Corp. Class A	133,144	9,456
	Intuit Inc.	54,959	8,671
*	eBay Inc.	218,571	8,249
	HP Inc.	377,040	7,922
	TE Connectivity Ltd.	79,779	7,582
	Analog Devices Inc.	83,012	7,391
*	Electronic Arts Inc.	69,660	7,318

			Market
			Value•
		Shares	($000)
	Fidelity National Information
	Services Inc.	75,074	7,064
	Lam Research Corp.	36,625	6,742
	Corning Inc.	194,888	6,234
*	Fiserv Inc.	46,745	6,130
	DXC Technology Co.	64,262	6,098
	Amphenol Corp. Class A	68,900	6,049
	Western Digital Corp.	66,598	5,297
*	Autodesk Inc.	49,471	5,186
	Hewlett Packard Enterprise
	Co.	357,940	5,140
	Paychex Inc.	72,199	4,915
*	Red Hat Inc.	40,068	4,812
	Microchip Technology Inc.	52,607	4,623
	Skyworks Solutions Inc.	41,587	3,949
	Symantec Corp.	138,852	3,896
	Harris Corp.	27,059	3,833
	Xilinx Inc.	56,297	3,796
	KLA-Tencor Corp.	35,493	3,729
	Global Payments Inc.	35,705	3,579
	NetApp Inc.	60,773	3,362
	Motorola Solutions Inc.	36,822	3,327
	Total System Services Inc.	37,848	2,993
*	Synopsys Inc.	34,122	2,909
*	Citrix Systems Inc.	32,496	2,860
*	ANSYS Inc.	19,148	2,826
	Alliance Data Systems Corp.	10,905	2,764
	Seagate Technology plc	65,350	2,734
*	Cadence Design Systems
	Inc.	63,361	2,650
*	Akamai Technologies Inc.	38,852	2,527
*	Gartner Inc.	20,397	2,512
	Juniper Networks Inc.	83,471	2,379
	CA Inc.	71,147	2,368
*	VeriSign Inc.	19,350	2,214
	Western Union Co.	101,185	1,924
*	Qorvo Inc.	28,849	1,921
*	F5 Networks Inc.	14,406	1,890
*	Advanced Micro Devices
	Inc.	183,781	1,889
	FLIR Systems Inc.	31,563	1,471
	Xerox Corp.	48,786	1,422
	CSRA Inc.	38,014	1,137
			1,227,409
Materials (3.0%)
	DowDuPont Inc.	527,706	37,583
	Monsanto Co.	99,130	11,576
	Praxair Inc.	64,534	9,982
	Air Products & Chemicals
	Inc.	49,235	8,079
	LyondellBasell Industries
	NV Class A	72,696	8,020
	Ecolab Inc.	58,775	7,887
	Sherwin-Williams Co.	18,593	7,624
	PPG Industries Inc.	57,075	6,668
*	Freeport-McMoRan Inc.	303,090	5,747
	International Paper Co.	93,206	5,400
	Nucor Corp.	72,060	4,582
	Newmont Mining Corp.	120,381	4,517
	Vulcan Materials Co.	29,977	3,848
	WestRock Co.	57,140	3,612
	Albemarle Corp.	25,040	3,202
	Martin Marietta Materials
	Inc.	14,234	3,146
	Eastman Chemical Co.	32,906	3,048
	Ball Corp.	79,344	3,003
	FMC Corp.	30,394	2,877
	International Flavors
	& Fragrances Inc.	17,942	2,738
	Packaging Corp. of America	20,975	2,529

			Market
			Value•
		Shares	($000)
	Avery Dennison Corp.	19,928	2,289
	CF Industries Holdings Inc.	53,065	2,257
	Mosaic Co.	79,543	2,041
	Sealed Air Corp.	40,996	2,021
			154,276
Real Estate (2.9%)
	American Tower Corp.	96,740	13,802
	Simon Property Group Inc.	70,098	12,039
	Crown Castle International
	Corp.	91,529	10,161
	Equinix Inc.	17,674	8,010
	Prologis Inc.	119,821	7,730
	Public Storage	33,769	7,058
	Weyerhaeuser Co.	169,725	5,984
	AvalonBay Communities
	Inc.	30,904	5,514
	Welltower Inc.	83,331	5,314
	Equity Residential	83,004	5,293
	Digital Realty Trust Inc.	46,241	5,267
	Ventas Inc.	80,597	4,837
	Boston Properties Inc.	34,687	4,510
*	SBA Communications
	Corp. Class A	26,441	4,319
	Essex Property Trust Inc.	14,957	3,610
	Realty Income Corp.	62,257	3,550
	Host Hotels & Resorts Inc.	167,418	3,323
	GGP Inc.	141,682	3,314
	Vornado Realty Trust	38,994	3,049
*	CBRE Group Inc. Class A	68,116	2,950
	HCP Inc.	107,031	2,791
	Alexandria Real Estate
	Equities Inc.	21,226	2,772
	Mid-America Apartment
	Communities Inc.	25,647	2,579
	Extra Space Storage Inc.	28,482	2,491
	Iron Mountain Inc.	63,469	2,395
	UDR Inc.	60,578	2,333
	Regency Centers Corp.	33,581	2,323
	SL Green Realty Corp.	22,554	2,276
	Federal Realty Investment
	Trust	16,498	2,191
	Duke Realty Corp.	78,308	2,131
	Kimco Realty Corp.	97,622	1,772
	Macerich Co.	24,977	1,640
	Apartment Investment
	& Management Co.	35,833	1,566
			148,894
Telecommunication Services (2.1%)
	AT&T Inc.	1,384,836	53,842
	Verizon Communications
	Inc.	920,228	48,708
	CenturyLink Inc.	219,797	3,666
			106,216
Utilities (2.9%)
	NextEra Energy Inc.	106,389	16,617
	Duke Energy Corp.	158,036	13,292
	Dominion Energy Inc.	145,410	11,787
	Southern Co.	225,792	10,858
	Exelon Corp.	216,623	8,537
	American Electric Power
	Co. Inc.	110,963	8,164
	Sempra Energy	56,611	6,053
	Consolidated Edison Inc.	69,967	5,944
	Public Service Enterprise
	Group Inc.	114,287	5,886
	Xcel Energy Inc.	114,640	5,515
	PG&E Corp.	115,825	5,192
	PPL Corp.	154,369	4,778
	WEC Energy Group Inc.	70,502	4,683
	Edison International	73,613	4,655

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Eversource Energy	71,634	4,526
DTE Energy Co.	40,548	4,438
American Water Works
Co. Inc.	40,385	3,695
Entergy Corp.	40,593	3,304
Ameren Corp.	54,711	3,227
FirstEnergy Corp.	100,402	3,074
CMS Energy Corp.	63,760	3,016
CenterPoint Energy Inc.	97,589	2,768
Alliant Energy Corp.	52,253	2,227
Pinnacle West Capital Corp.	25,357	2,160
NRG Energy Inc.	68,974	1,964
NiSource Inc.	74,351	1,909
AES Corp.	150,370	1,629
SCANA Corp.	32,651	1,299
		151,197
Total Common Stocks
(Cost $3,252,098)		5,145,815
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
[2] Vanguard Market
Liquidity Fund,
1.458%	221,919	22,194

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
	United States Cash
	Management Bill,
	1.048%, 1/2/18	1,000	1,000
	United States Treasury Bill,
	1.116%, 2/22/18	400	399
[3]	United States Treasury Bill,
	1.169%, 3/22/18	200	200
[3]	United States Treasury Bill,
	1.446%, 5/31/18	900	895
			2,494
Total Temporary Cash Investments
(Cost $24,689)			24,688
Total Investments (99.9%)
(Cost $3,276,787)			5,170,503

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	284
Receivables for Investment Securities Sold	5,512
Receivables for Accrued Income	5,237
Receivables for Capital Shares Issued	4,485
Total Other Assets	15,518
Liabilities
Payables for Investment Securities
Purchased	(1,846)
Payables for Capital Shares Redeemed	(3,066)
Payables to Vanguard	(3,235)
Variation Margin Payable—Futures Contracts (96)
Total Liabilities	(8,243)
Net Assets (100%)
Applicable to 125,761,224 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,177,778
Net Asset Value Per Share	$41.17

At December 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,113,530
Undistributed Net Investment Income	84,581
Accumulated Net Realized Gains	85,784
Unrealized Appreciation (Depreciation)
Investment Securities	1,893,716
Futures Contracts	167
Net Assets	5,177,778

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0%
and -0.01%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Securities with a value of $905,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	219	29,302	167

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2017
($000)
Investment Income
Income
Dividends	94,689
Interest[1]	252
Securities Lending—Net	49
Total Income	94,990
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,159
Management and Administrative	5,018
Marketing and Distribution	678
Custodian Fees	81
Auditing Fees	82
Shareholders’ Reports and Proxy	107
Trustees’ Fees and Expenses	4
Total Expenses	7,129
Net Investment Income	87,861
Realized Net Gain (Loss)
Investment Securities Sold[1]	82,084
Futures Contracts	3,649
Realized Net Gain (Loss)	85,733
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	757,477
Futures Contracts	285
Change in Unrealized Appreciation
(Depreciation)	757,762
Net Increase (Decrease) in Net Assets
Resulting from Operations	931,356

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $239,000, $0, and ($2,000), respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	87,861	85,626
Realized Net Gain (Loss)	85,733	145,708
Change in Unrealized Appreciation (Depreciation)	757,762	236,189
Net Increase (Decrease) in Net Assets Resulting from Operations	931,356	467,523
Distributions
Net Investment Income	(85,191)	(91,047)
Realized Capital Gain[1]	(145,507)	(74,373)
Total Distributions	(230,698)	(165,420)
Capital Share Transactions
Issued	429,437	466,783
Issued in Lieu of Cash Distributions	230,698	165,420
Redeemed	(512,346)	(589,792)
Net Increase (Decrease) from Capital Share Transactions	147,789	42,411
Total Increase (Decrease)	848,447	344,514
Net Assets
Beginning of Period	4,329,331	3,984,817
End of Period[2]	5,177,778	4,329,331

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $3,181,000 and $600,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $84,581,000 and $81,911,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$35.63	$33.25	$34.44	$31.50	$24.93
Investment Operations
Net Investment Income	.699[1]	.704	.759[2]	.587	.545
Net Realized and Unrealized Gain (Loss)
on Investments	6.734	3.055	(.338)	3.522	7.235
Total from Investment Operations	7.433	3.759	.421	4.109	7.780
Distributions
Dividends from Net Investment Income	(.699)	(.759)	(.569)	(.555)	(.505)
Distributions from Realized Capital Gains	(1.194)	(.620)	(1.042)	(.614)	(.705)
Total Distributions	(1.893)	(1.379)	(1.611)	(1.169)	(1.210)
Net Asset Value, End of Period	$41.17	$35.63	$33.25	$34.44	$31.50
Total Return	21.66%	11.81%	1.27%	13.51%	32.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,178	$4,329	$3,985	$3,784	$3,199
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.85%	2.08%	2.31%[2]	1.88%	1.96%
Portfolio Turnover Rate	5%	7%	4%	7%	8%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2017, the portfolio’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event

Vanguard Equity Index Portfolio

of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2017, the portfolio had contributed to Vanguard capital in the amount of $284,000, representing 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of December 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,145,815	—	—
Temporary Cash Investments	22,194	2,494	—
Futures Contracts—Liabilities[1]	(96)	—	—
Total	5,167,913	2,494	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Equity Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2017, the portfolio had $89,545,000 of ordinary income and $83,840,000 of long-term capital gains available for distribution.

At December 31, 2017, the cost of investment securities for tax purposes was $3,276,787,000.

Net unrealized appreciation of investment securities for tax purposes was $1,893,716,000, consisting of unrealized gains of $2,068,004,000 on securities that had risen in value since their purchase and $174,288,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2017, the portfolio purchased $214,413,000 of investment securities and sold $220,839,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended December 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	11,409	14,135
Issued in Lieu of Cash Distributions	6,442	5,208
Redeemed	(13,593)	(17,679)
Net Increase (Decrease) in Shares Outstanding	4,258	1,664

At December 31, 2017, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio) were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 63%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2017, that would require recognition or disclosure in these financial statements.

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Equity Index Portfolio (one of the funds constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2017, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $142,326,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 97.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2017	12/31/2017	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,113.30	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Vanguard Equity Index Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-
Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Christine M. Buchanan

Born 1970. Treasurer Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Global Head of Vanguard Fund Administration at The Vanguard Group; Partner at KPMG LLP (2005–2017).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Finance Director Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Director of Vanguard Marketing Corporation; Treasurer of each of the investment companies served by The Vanguard Group (February 2017–November 2017); Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	You can review and copy information about your portfolio	The S&P 500 Index is a product of S&P Dow Jones
	at the SEC’s Public Reference Room in Washington, D.C.	Indices LLC (“SPDJI”), and has been licensed for
Annuity and Insurance Services > 800-522-5555	To find out more about this public service, call the SEC	use by Vanguard. Standard & Poor’s® and S&P®
Institutional Investor Services > 800-523-1036	at 202-551-8090. Information about your portfolio is also	are registered trademarks of Standard & Poor’s
	available on the SEC’s website, and you can receive copies	Financial Services LLC (“S&P”); Dow Jones® is
Text Telephone for People	of this information, for a fee, by sending a request in either	a registered trademark of Dow Jones Trademark
Who Are Deaf or Hard of Hearing > 800-749-7273	of two ways: via email addressed to publicinfo@sec.gov	Holdings LLC (“Dow Jones”); S&P® and S&P 500®
	or via regular mail addressed to the Public Reference	are trademarks of S&P; and these trademarks have
	Section, Securities and Exchange Commission,	been licensed for use by SPDJI and sublicensed for
This material may be used in conjunction	Washington, DC 20549-1520.	certain purposes by Vanguard. Vanguard’s product(s)
with the offering of shares of any Vanguard		are not sponsored, endorsed, sold or promoted by
fund only if preceded or accompanied by	The funds or securities referred to herein that are	SPDJI, Dow Jones, S&P, or their respective affiliates
the fund’s current prospectus.	offered by The Vanguard Group and track an MSCI	and none of such parties make any representation
	index are not sponsored, endorsed, or promoted by	regarding the advisability of investing in such
You can obtain a free copy of Vanguard’s proxy voting	MSCI, and MSCI bears no liability with respect to any	product(s) nor do they have any liability for any
by calling Vanguard at 800-662-2739. The guidelines	such funds or securities. For such funds or securities,	errors, omissions, or interruptions of the
are also available from the SEC’s website, sec.gov.	guidelines by visiting vanguard.com/proxyreporting or	S&P 500 Index.
In addition, you may obtain a free report on how your	the prospectus or the Statement of Additional
fund voted the proxies for securities it owned during	Information contains a more detailed description
the 12 months ended June 30. To get the report, visit	of the limited relationship MSCI has with The
either vanguard.com/proxyreporting or sec.gov.	Vanguard Group.

All comparative mutual fund data are from Lipper, a	Source for Bloomberg Barclays indexes: Bloomberg	© 2018 The Vanguard Group, Inc.
Thomson Reuters Company, or Morningstar, Inc., unless	Index Services Limited. Copyright 2017, Bloomberg.	All rights reserved.
otherwise noted.	All rights reserved.	Vanguard Marketing Corporation, Distributor.

	CFA® is a trademark owned by CFA Institute.	Q690 022018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2017: $608,000 Fiscal Year Ended December 31, 2016: $535,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2017: $8,424,459 Fiscal Year Ended December 31, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2017: $3,194,093 Fiscal Year Ended December 31, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2017: $274,313 Fiscal Year Ended December 31, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended December 31, 2017: $0 Fiscal Year Ended December 31, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2017: $274,313 Fiscal Year Ended December 31, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: February 20, 2018

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: February 20, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.